                                 UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             Washington, D.C. 20549

                                   FORM N-CSR

        CERTIFIED SHAREHOLDER REPORT OF REGISTERED MANAGEMENT INVESTMENT
                                   COMPANIES

Investment Company Act file number  811-59347
                                  -----------------------------------------

                        Nations Master Investment Trust
    ----------------------------------------------------------------------
               (Exact name of registrant as specified in charter)

                           One Bank of America Plaza
                                 NC1-002-33-31
                                  Charlotte NC                28255
    ----------------------------------------------------------------------
            (Address of principal executive offices)        (Zip code)

                           Corporation Trust Company
                            Corporation Trust Center
                               1209 Orange Street
                              Wilmington, DE 19801
    ----------------------------------------------------------------------
                    (Name and address of agent for service)

Registrant's telephone number, including area code:  800-321-7854
                                                   -----------------------

Date of fiscal year end:  March 31, 2004
                        ---------------------------

Date of reporting period:  March 31, 2004
                         --------------------------

ITEM 1.  REPORTS TO STOCKHOLDERS.

                                             Nations Convertible
                                             Securities Fund

                                             Nations Asset
                                             Allocation Fund

                                             Nations Value Fund

                                             Nations MidCap Value Fund

                                             Nations SmallCap Value Fund

                                             Nations Marsico
                                             Growth Fund

                                             Nations Strategic
                                             Growth Fund

         STOCK FUNDS                         Nations Marsico
         --------------------------------    Focused Equities Fund
         Annual report for the year
         ended March 31, 2004                Nations MidCap
                                             Growth Fund

                                             Nations Marsico 21st
                                             Century Fund

                                             Nations Small
                                             Company Fund




                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Convertible Securities Fund                           3
                                       Nations Asset Allocation Fund                                 8
                                       Nations Value Fund                                           13
                                       Nations MidCap Value Fund                                    18
                                       Nations SmallCap Value Fund                                  23
                                       Nations Marsico Growth Fund                                  28
                                       Nations Strategic Growth Fund                                32
                                       Nations Marsico Focused Equities Fund                        37
                                       Nations MidCap Growth Fund                                   41
                                       Nations Marsico 21st Century Fund                            46
                                       Nations Small Company Fund                                   50
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                     55
                                       Statements of operations                                     92
                                       Statements of changes in net assets                          94
                                       Schedules of capital stock activity                         100
                                       Financial highlights                                        112
                                       Notes to financial statements                               134
                                       Tax information                                             153
                                       Statement of net assets -- Nations Master Investment Trust  155
                                         Nations Marsico Growth Master Portfolio                   156
                                         Nations Strategic Growth Master Portfolio                 158
                                         Nations Marsico Focused Equities Master Portfolio         160
                                         Nations Small Company Master Portfolio                    162
                                       Statement of operations                                     165
                                       Statement of changes in net assets                          166
                                       Financial highlights                                        168
                                       Notes to financial statements                               169
                                       Fund governance                                             178

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS CONVERTIBLE

SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS CONVERTIBLE SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Income Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund, manages the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to provide investors with a total investment return, comprised of current income and capital appreciation, consistent with prudent investment risk.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Convertible Securities Fund Investor A Shares provided shareholders with a total return of 29.32%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment style seeks to exploit to the fullest extent the unique characteristics of convertible securities, while adhering to a disciplined investment process and adapting to the ever-evolving market environment. Within the convertible securities asset class universe, we focus on securities known as balanced convertibles. Balanced convertibles exhibit both fixed income and equity features, and generally produce the highest risk-adjusted returns. We believe over the long run this strategy will outperform strategies that focus purely either on fixed income sensitivity or on equity sensitivity.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Convertible Securities Fund (Investor A Shares) returned 29.32% compared with a return of 28.58% for its benchmark, the Merrill Lynch All Convertibles All Qualities Index.***

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           This fiscal period was a total opposite of the previous period. The market was willing to look past the corporate trials and continued geopolitical concerns, focusing instead on continued low inflation and a slowly improving national economy. These factors led to a strong showing by all markets, as the S&P 500 Index+ returned 34.12% for the 12 months ended March 31, 2004.

                           Conditions were close to perfect for convertibles during the last fiscal year. Lower rates, tighter high yield spreads and rising stock prices provided the impetus for one of the best 12-month periods in convertible investing. Convertibles outstanding are still quite sensitive to interest rates after the long fall that most issues experienced in the three previous years. The newer issues, that is, securities issued in late 2002

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reject the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch All Convertibles All Qualities Index, an unmanaged index, measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy. Securities in the index have a total market value greater than $50 million at issuance. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           MOST CONVERTIBLE SECURITIES ARE BELOW INVESTMENT GRADE AND TEND TO BE
                           MORE SPECULATIVE THAN HIGHER RATED SECURITIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS CONVERTIBLE

SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY continued


                           or 2003, typically have more equity sensitivity and responded to the strong upward movement in stock prices.

                           Seven year treasury yields fell from 3.8% in March of 2003 to under 3.4% one year later. At the same time, high yield spreads to treasuries, which measure the bond value for most convertibles, fell more than three percentage points. These two factors, the general decline in interest rates combined with a narrowing of the amount by which most convertibles sell over treasuries, provided a very powerful lift to most convertible securities.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?++

                           Technology was the Fund's best performing sector, coming off a very depressed base. Agere Systems Inc., which we bought in March of 2003 in the low 90s, topped 140 percent of par by the end of the fiscal year as the stock doubled in price. Vishay Intertechnology Inc., which we held for only for six months, experienced the same kind of vibrant performance. The company's stock nearly doubled, quickly sending the bond price from the 90s to over 140 percent of par.

                           The communications sector, while not as strong as technology, also registered sharp gains. One of the Fund's American Tower Corporation issues rose more than 23% in only six months. The Fund's two issues that are convertible into shares of Motorola, Inc. also performed extremely well. One gained nearly 50% and the other almost 100%, as that company's stock price more than doubled during the fiscal year.

                           We have generally favored the basic materials and capital goods sectors on the assumption that they would prosper in a broad economic recovery. Consistent with our expectations, holdings in these areas outperformed most sectors. Our investment in metals producer Freeport-McMoRan Copper & Gold, Inc. gained more than 50% during the fiscal year, as did the Fund's two International Nickel Company (Inco), Ltd. convertibles.

                           In addition, Tyco International Ltd. stock rose 100% and as a result, the two convertibles we own did quite well.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           The aerospace industry was a laggard in the capital goods sector, advancing only half as much as the overall market. Relative to the benchmark, however, our portfolio was underweight the aerospace industry. Transportation exposures also tended to lag the market. We had concerns both about slow industry growth as well as the cost of fuel. Investment results from Union Pacific pfd were disappointing and we redeemed the position during the year.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           As the economy appears to be gaining strength, we expect rates to rise sometime during this fiscal year. At the same time, we don't expect an improvement in spreads to treasuries and believe these two factors will, at best, have a neutral effect on convertible securities. We are taking steps to incorporate this outlook into our

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 4

NATIONS CONVERTIBLE

SECURITIES FUND

INCOME STRATEGIES TEAM COMMENTARY continued


                           portfolio. Lastly, we feel earnings will be good and that stock prices should continue to appreciate.

                           We are reducing our interest sensitive issues and increasing our equity sensitive issues. We continue to take full advantage of new issues when they meet our criteria. As always we continue to strive for a balanced risk/return approach to the convertible market.

NATIONS CONVERTIBLE SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 7.0%  Electric power - Non nuclear
 6.9%  Pharmaceuticals
 6.6%  Telecommunications services
 4.2%  Oilfield services
 4.1%  Diversified manufacturing
 3.7%  Broadcasting and cable
 3.6%  Insurance
 3.4%  Medical devices and supplies
 3.4%  Health services
 3.3%  Computer services
53.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Tyco International Group, 3.125%
                                                                                 01/15/23                                1.6%
                                                                            -------------------------------------------------
                                                                              2  Xerox Corporation                       1.2%
                                                                            -------------------------------------------------
                                                                              3  Invitrogen Corporation, 2.000%
                                                                                 08/01/23                                1.2%
                                                                            -------------------------------------------------
                                                                              4  AT&T Corporation - Liberty Media
                                                                                 Group, 4.000% 11/15/29                  1.2%
                                                                            -------------------------------------------------
                                                                              5  Teva Pharmaceutical Industries, Ltd.,
                                                                                 0.500% 02/01/24                         1.2%
                                                                            -------------------------------------------------
                                                                              6  Sealed Air Corporation, 3.000%
                                                                                 06/30/33                                1.2%
                                                                            -------------------------------------------------
                                                                              7  General Motors Corporation              1.2%
                                                                            -------------------------------------------------
                                                                              8  Sovereign Capital Trust IV              1.2%
                                                                            -------------------------------------------------
                                                                              9  Halliburton Company, 3.125% 07/15/23    1.1%
                                                                            -------------------------------------------------
                                                                             10  Health Management Associates, Inc.,
                                                                                 1.500% 08/01/23                         1.1%
                                                                            -------------------------------------------------






                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS CONVERTIBLE SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                LIPPER CONVERTIBLE                            MERRILL LYNCH ALL
                                        NATIONS CONVERTIBLE      SECURITIES FUNDS       CSFB CONVERTIBLE       CONVERTIBLES ALL
                                          SECURITIES FUND            AVERAGE            SECURITIES INDEX       QUALITIES INDEX
                                        -------------------     ------------------      ----------------      -----------------
Mar. 31 1994                                  10000.00               10000.00               10000.00               10000.00
1995                                           9582.00               10262.00               10480.00               12475.00
                                              11983.00               12542.00               12003.00               14259.00
1997                                          13810.00               13939.00               13402.00               16965.00
                                              17547.00               17578.00               15321.00               18358.00
1999                                          18123.00               17564.00               15208.00               26494.00
                                              25259.00               24701.00               15254.00               23395.00
2001                                          23269.00               21063.00               15370.00               22471.00
                                              24079.00               21122.00               15886.00               21358.00
2003                                          21387.00               19707.00               17079.00               26869.00
Mar. 31 2004                                  27657.00               25400.00               20983.00               34548.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                LIPPER CONVERTIBLE                            MERRILL LYNCH ALL
                                        NATIONS CONVERTIBLE      SECURITIES FUNDS       CSFB CONVERTIBLE       CONVERTIBLES ALL
                                          SECURITIES FUND            AVERAGE            SECURITIES INDEX       QUALITIES INDEX
                                        -------------------     ------------------      ----------------      -----------------
Mar. 31 1994                                   10000                  10000                  10000                  10000
1995                                           10167                  10262                  10480                  12475
                                               12714                  12542                  12003                  14259
1997                                           14653                  13939                  13402                  16965
                                               18618                  17578                  15321                  18358
1999                                           19228                  17564                  15208                  26494
                                               26801                  24701                  15254                  23395
2001                                           24689                  21063                  15370                  22471
                                               25548                  21122                  15886                  21358
2003                                           22692                  19707                  17079                  26869
Mar. 31 2004                                   29345                  25400                  20983                  34548


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              11.37%     10.71%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Convertible Securities Fund over the last 10 years. The CSFB Convertible Securities Index is a widely-used unmanaged index that measures the performance of convertible securities. The Merrill Lynch All Convertibles All Qualities Index is an unmanaged index which measures the performance of U.S. dollar-denominated convertible securities of issuers not currently in bankruptcy with a total market value greater than $50 million at issuance. Funds in the Lipper Convertible Securities Funds Average invest their portfolios primarily in convertible bonds and convertible preferred shares. The indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A             INVESTOR B++              INVESTOR C
                                             PRIMARY A+      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                               5/21/99              9/25/87                  7/15/98                 10/21/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             29.54%        29.32%      21.88%      28.30%      23.30%       28.31%      27.31%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         6.14%         5.93%       3.86%       5.12%       4.21%        5.09%       5.09%
5 YEARS                                         9.30%         8.82%       7.54%       8.01%       7.72%        8.00%       8.00%
10 YEARS                                       11.61%        11.37%      10.71%      10.91%      10.91%           --          --
SINCE INCEPTION                                12.94%        12.80%      12.39%      12.52%      12.52%        9.81%       9.81%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is September 25, 1987.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower.

The annual reports for the fiscal year ended March 31, 2003 and prior years compared the Fund's performance to the CSFB Convertible Securities Index. The Fund changed the Index to which it compares its performance because the Merrill Lynch All Convertibles All Qualities Index is a more appropriate benchmark and the composition of the Index more closely resembles the composition of the Fund.

NATIONS ASSET

ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAMS SHARE THEIR VIEWS ON NATIONS ASSET ALLOCATION FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Investment Strategies Team and the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain long-term growth from capital appreciation, and dividend and interest income.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Asset Allocation Fund Investor A Shares provided shareholders with a total return of 24.73%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund invests in a mix of equity and fixed income securities that provide exposure primarily to the domestic capital markets. The Fund seeks total return performance through a balance of long-term capital appreciation from equities and the stabilizing characteristics of fixed income investments.
                           The equity portfolio invests in large- and mid-capitalization stocks of generally well-known companies that are recognized leaders in their industry. Combining rigorous fundamental research and quantitative analysis, the team selects securities according to their competitive advantages, solid or improving financial health and attractive valuations. Risk controls are utilized for adequate diversification across market capitalization, economic sectors and growth/value styles. The Russell 1000 Index,*** the benchmark for the equity portion of the Fund, reflects the core investment style of the equity portfolio. Although the investment universe consists of both growth and value companies, the quantitative methods driving the investment process may, at times, warrant tactical tilts away from the Fund's benchmark.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Asset Allocation Fund (Investor A Shares) returned 24.73%. This compares with a 36.37% return for the Russell 1000 Index, a 5.40% return for the Lehman Brothers U.S. Aggregate Index+, and 23.99% return for the Russell 1000 Index and Lehman Brothers U.S. Aggregate Index in a 60/40 mix over the same time period.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. government agency and U.S. Treasury securities, corporate bonds, and agency- and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS ASSET

ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The economy was characterized by robust activity the past 12 months after the more anemic post-recession levels of the prior period. Since the low attained on March 11, 2003, capital markets entered a new cycle marked by solid economic growth and positive stock returns. At the beginning of the cycle, equity investors willing to take on higher risk were rewarded. As the economy moved into a sustained growth environment, investor sentiment shifted toward higher quality larger capitalization stocks. Recently, geopolitical concerns have also encouraged rotation toward stocks with increased downside protection, such as higher dividend yielding securities.

                           The rebound in equities after the three-year bear market contributed to solid absolute returns across all investment segments and styles in the equity portion of the portfolio. Certain segments of the fixed income markets, too, benefited from the positive tenor in economic activity and low inflation. Credit spreads narrowed with the strength in corporate earnings and revenues, creating an environment that favored non-investment grade or high-yield corporate bonds. High-yield corporate bonds outperformed other fixed income asset classes by a wide margin, while long-term U.S. Treasury bonds significantly underperformed as the credit premium lowered.

                           Over the course of the year, a prevalence of fears about deflation gave way to fears that any hint of inflation might soon lead to monetary restriction. The benchmark 10-year U.S. Treasury yield rose from its low of 3.1% on June 13, 2003 to 3.8% at the end of March, 2004.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?++

                           Within the stock portfolio, the finance and technology sectors contributed most to Fund performance. These sectors benefited from the low interest rate environment and premiums paid to investors willing to take on risk. Stocks such as Citigroup Inc., Intel Corporation, Cisco Systems Inc., and MBNA Corporation all contributed positively to the Fund's performance. In addition, smaller capitalization stocks and high beta stocks in other sectors fared especially well in the stock market's strong rebound. Such companies owned by the Fund include Nextel Communications Inc. and Electronic Arts Inc. A variety of economically sensitive stocks performed well during market rallies over the past 12 months. The Fund benefited from positions in Lear Corporation, Mandalay Resort Group Inc., Cooper Industries, Ltd. and Home Depot, Inc.

                           Within the bond portfolio, an overweight in investment-grade corporate bonds versus government debt also contributed to outperformance within the core investment universe. The narrowing of credit spreads and strength in corporate earnings and revenues fueled positive performance.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS ASSET

ALLOCATION FUND

INVESTMENT STRATEGIES TEAM AND FIXED INCOME
MANAGEMENT TEAM COMMENTARY continued


                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Performance of the health care and utility sectors dampened the strong results within the equity portion of the Fund. Stocks which effected this underperformance include Johnson & Johnson, MedImmune, Inc., Merck & Co., Inc. and Health Net Inc. Positions in Eastman Kodak Company, Kohl's Corporation and Mattel, Inc. also detracted from investment results.

                           For the bond portfolio, mortgage-backed securities slightly detracted from relative performance. As interest rates bottomed in mid-2003, a sharp rebound in rates due to optimism in economic strength and the short-lived adjustments in the supply and demand in this market worked against the Fund. These conditions eventually subsided, reversing some but not all of the underperformance.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           The U.S. economy, as well as corporate earnings, responded to the massive stimulus of generationally low interest rates and last year's tax cuts. It is likely however that the peak rate of growth has passed and that the economy's expansion is decelerating to a more sustainable, but still solid growth phase. This shift could translate to more subdued performance for the equity markets compared to last year, and mute the dominance of higher risk asset classes compared to higher quality investments. For bonds, potential weakness could persist as interest rates continue to be pressured higher.

NATIONS ASSET ALLOCATION FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.5%  Commercial banking
 8.9%  Federal National Mortgage Association (FNMA) Certificates
 4.6%  Insurance
 4.5%  Integrated oil
 4.3%  Pharmaceuticals
 3.1%  Telecommunications services
 2.7%  Semiconductors
 2.7%  Software
 2.6%  Diversified manufacturing
 2.5%  U.S. Treasury notes
54.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18    3.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 07/01/33    2.2%
                                                                            -------------------------------------------------
                                                                              3  High Yield Portfolio                    2.0%
                                                                            -------------------------------------------------
                                                                              4  Citigroup Inc.                          2.0%
                                                                            -------------------------------------------------
                                                                              5  General Electric Company                1.6%
                                                                            -------------------------------------------------
                                                                              6  Exxon Mobil Corporation                 1.6%
                                                                            -------------------------------------------------
                                                                              7  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 12/16/33                         1.6%
                                                                            -------------------------------------------------
                                                                              8  Pfizer Inc.                             1.6%
                                                                            -------------------------------------------------
                                                                              9  Microsoft Corporation                   1.4%
                                                                            -------------------------------------------------
                                                                             10  Intel Corporation                       1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS ASSET ALLOCATION FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31, 1994                                 10000                   10000                  10000                  10000
                                               9632                   10088                  10451                   9995
1995                                          12223                   12666                  14398                  11841
                                              14138                   14427                  17631                  12271
1997                                          17159                   17223                  23422                  13455
                                              20778                   19540                  29751                  14624
1999                                          23086                   21220                  35972                  14504
                                              22913                   21540                  33170                  16191
2001                                          21408                   20595                  29040                  17558
                                              18164                   18183                  22753                  19357
2003                                          21739                   19580                  29554                  20151
Mar. 31 2004                                  22239                   19989                  30116                  20687

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                          NATIONS ASSET       LIPPER BALANCED FUNDS                          LEHMAN BROTHERS U.S.
                                         ALLOCATION FUND             AVERAGE           RUSSELL 1000 INDEX      AGGREGATE INDEX
                                         ---------------      ---------------------    ------------------    --------------------
Mar. 31, 1994                                 10000                   10000                  10000                  10000
                                              10220                   10088                  10451                   9995
1995                                          12969                   12666                  14398                  11841
                                              15000                   14427                  17631                  12271
1997                                          18206                   17223                  23422                  13455
                                              22045                   19540                  29751                  14624
1999                                          24494                   21220                  35972                  14504
                                              24311                   21540                  33170                  16191
2001                                          22714                   20595                  29040                  17558
                                              19272                   18183                  22753                  19357
2003                                          23065                   19580                  29554                  20151
Mar. 31 2004                                  23596                   19989                  30116                  20687


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                  10-YEAR                                                       NAV**       MOP*

                  (3/31/94 through 3/31/04)                                     8.96%      8.32%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Asset Allocation Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index of U.S. Treasury securities, U.S. government agency securities, corporate bonds and agency-and mortgage-backed securities. The Russell 1000 Index, an unmanaged index, measures the performance of the 1,000 largest U.S. companies and represents approximately 90% of the U.S. equity market. Funds in the Lipper Balanced Funds Average have a primary objective of conserving principal by maintaining, at all times, a balanced portfolio of both stocks and bonds. Typically, the stock/bond ratio ranges around 60%/40%. The Indices are unavailable for investment and do not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]
   TOTAL RETURN (AS OF 3/31/04)

                                                                  INVESTOR A             INVESTOR B++             INVESTOR C
                                              PRIMARY A+      NAV**        MOP*       NAV**      CDSC***      NAV**       CDSC***
Inception date                                5/21/99              1/18/94                 7/15/98                 11/11/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              25.07%        24.73%      17.58%      23.79%     18.79%       23.73%      22.73%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          1.76%         1.53%      -0.46%      0.73%      -0.26%        0.71%       0.71%
5 YEARS                                          1.28%         0.82%      -0.37%      0.03%      -0.32%        0.01%       0.01%
10 YEARS                                         9.22%         8.96%       8.32%      8.49%       8.49%           --          --
SINCE INCEPTION                                  8.65%         8.40%       7.78%      7.94%       7.94%        5.73%       5.73%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 18, 1994.

++Investor B Shares commenced operations on July 15, 1998 and have no performance prior to that date. Performance prior to July 15, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 18, 1994.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Value Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks growth of capital by investing in companies that are believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Value Fund Investor A Shares provided shareholders with a total return of 41.51%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Value Fund (Investor A shares) returned 41.51% compared with a return of 40.82% for the Russell 1000 Value Index*** , its benchmark. The Lipper Multi-Cap Value Funds Average+ returned 41.67% over that same time period.

                           WHAT ECONOMIC FACTORS INFLUENCED PERFORMANCE?

                           Clearly the tide turned since our last report when investors were still weathering a series of sustained political and economic blows. That is not to say that the market has been without its challenges. On balance, weaker-than-expected jobs reports caused many investors to question the notion of a sustainable recovery without an improvement in employment. While the news on this front has been better in recent months, higher gas prices, as well as fears about terrorism and geopolitical instability have become sources of concern. But as market returns suggest, there was much to celebrate. The government's progress in sniffing out and prosecuting corporate fraud, and its efforts to improve audit and accounting standards helped buoy investor confidence. Year-over-year earnings growth for the overall market exceeded 20%.++ Strong consumer confidence indicators, and the belief that

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 1000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range.

                           ++Based on the S&P 500 Index, an unmanaged index of 500 widely held common stocks.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           inflation is unlikely to soon push interest rates up very much, encouraged a fairly optimistic stock market outlook.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+++

                           In the consumer cyclicals area, we had exposure throughout the year through names like Ford Motor Company and General Motors Corporation that did very well. Within the consumer discretionary sector, Carnival Corporation, a long-time holding, performed very nicely as its business experienced a strong cyclical rebound. McDonald's Corporation realized significant gains in operating margins when customers responded to a number of initiatives that helped improve the menu, cleanliness and service at stores. In the consumer staples group, shares of Altria Group, Inc. (formerly known as Philip Morris) rose when management articulated plans to improve shareholder value and litigation risk seemed to abate.

                           Good stock selection in the health care sector also helped performance. Bristol-Myers Squibb Company and Pfizer Inc. performed well in an industry that appears to have attractive valuations but unexciting fundamentals. Stock selection in technology was the most significant contributor to the Fund's outperformance. The Fund was positioned to gain from the improvement in outsourcing with companies like Pitney Bowes Inc. and Unisys Corporation. Technology exposures were also geared to benefit from a pick-up in semiconductor manufacturing through positions such as Agere Systems Inc., ASML Holdings NV and Fairchild Semiconductor Corporation.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Stock selection in the energy sector lagged slightly. Despite producing an attractive double-digit return, Exxon Mobil Corporation, one of our largest holdings, underperformed other energy stocks. The Fund's performance in the sector was both a function of what we did not own and the dampening effects of persistently high oil prices on some of our stocks. Delta Air Lines, Inc. was the single largest detractor from the Fund's performance for the year. Delta struggled with higher fuel costs as well as investor concerns about the health of its pension fund and the company's ability to negotiate concessions with certain unions.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           We believe the next 12 months will be more challenging because there are many powerful positive and negative factors likely to be in play for some time. The fact that this is an election year and the polls today are close only means that issues will be under the microscope. Most Americans want a quick resolution to the Iraqi situation, but this is highly unlikely. Although OPEC ministers suggest that there may be a $5 speculative premium in oil prices today, it does not mean we will see lower prices any time soon. Indeed, projections suggest that robust demand in the U.S., Europe and Asia will continue to support prices.

                           Given the jobs and inflation outlook, we tend to agree with the view that the Federal Reserve Board is unlikely to adjust short-term interest rates very soon. This probably means that stock investors will see little if any improvement in the market's price-to-earnings multiple in 2004 and that any gains will come from improvements in earnings. Although we expect slower earnings growth, the First Call consensus currently estimates a 10% increase in earnings for 2004. Capital

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 14

NATIONS VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           markets, in general, are finding good support from many quarters. Cash flows into stock funds continue to be strong. Merger and acquisition activity and IPO's have picked up significantly. While on balance we think the outlook is good, we believe this will be a market where stock selection and good risk management practices will be especially important.

NATIONS VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

15.2%  Commercial banking
 9.0%  Integrated oil
 6.5%  Insurance
 5.6%  Aerospace and defense
 5.6%  Electric power - Nuclear
 4.6%  Telecommunications services
 4.0%  Pharmaceuticals
 4.0%  Broadcasting and cable
 3.9%  Computers and office equipment
 3.0%  Investment services
38.6%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          4.8%
                                                                            -------------------------------------------------
                                                                              2  Exxon Mobil Corporation                 4.0%
                                                                            -------------------------------------------------
                                                                              3  US Bancorp                              2.9%
                                                                            -------------------------------------------------
                                                                              4  Altria Group, Inc.                      2.7%
                                                                            -------------------------------------------------
                                                                              5  Verizon Communications Inc.             2.6%
                                                                            -------------------------------------------------
                                                                              6  Honeywell International Inc.            2.1%
                                                                            -------------------------------------------------
                                                                              7  United Technologies Corporation         1.9%
                                                                            -------------------------------------------------
                                                                              8  Limited Brands                          1.8%
                                                                            -------------------------------------------------
                                                                              9  Hewlett-Packard Company                 1.8%
                                                                            -------------------------------------------------
                                                                             10  The May Department Stores Company       1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1994                                               9425                       10000                       10000
1995                                                      10249                       11123                       11126
                                                          13365                       14453                       14852
1997                                                      15744                       16957                       17536
                                                          21762                       23559                       25808
1999                                                      22624                       24259                       27108
                                                          22518                       25848                       28827
2001                                                      22002                       25861                       28905
                                                          23175                       26220                       30171
2003                                                      16878                       19524                       23295
Mar. 31 2004                                              23885                       29976                       32804

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                             LIPPER MULTI-CAP VALUE
                                                   NATIONS VALUE FUND             FUNDS AVERAGE         RUSSELL 1000 VALUE INDEX
                                                   ------------------        ----------------------     ------------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10874                       11123                       11126
                                                          14181                       14453                       14852
1997                                                      16705                       16957                       17536
                                                          23090                       23559                       25808
1999                                                      24005                       24259                       27108
                                                          23892                       25848                       28827
2001                                                      23345                       25861                       28905
                                                          24589                       26220                       30171
2003                                                      17908                       19524                       23295
Mar. 31 2004                                              25342                       29976                       32804


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              9.74%      9.10%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Value Fund over the last 10 years. The Russell 1000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 1000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Multi-Cap Value Funds Average invest in a variety of market capitalization ranges without concentrating 75% of their equity assets in any one market capitalization range. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            9/19/89              12/6/89                    6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          41.63%        41.51%       33.32%       40.30%      35.30%        40.29%       39.29%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                      3.01%         2.77%        0.75%        2.00%       1.08%         1.97%        1.97%
5 YEARS                                      1.36%         1.09%       -0.10%        0.32%       0.07%         0.33%        0.33%
10 YEARS                                    10.00%         9.74%        9.10%        9.00%       9.00%         9.04%        9.04%
SINCE INCEPTION                             10.27%        10.19%        9.74%        8.95%       8.95%         9.39%        9.39%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MIDCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEW ON NATIONS MIDCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Value Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital with income as a secondary consideration.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations MidCap Value Fund Investor A Shares provided shareholders with a total return of 47.80%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations MidCap Value Fund (Investor A shares) returned 47.80% compared with a return of 51.60% for its benchmark, the Russell Midcap Value Index.*** The Lipper Mid-Cap Value Funds Average+ returned 53.99% over that same time period.

                           WHAT ECONOMIC FACTORS INFLUENCED PERFORMANCE?

                           Clearly the tide turned since our last report when investors were still weathering a series of sustained political and economic blows. That is not to say that the market has been without its challenges. On balance, weaker-than-expected jobs reports caused many investors to question the notion of a sustainable recovery without an improvement in employment. While the news on this front has been better in recent months, higher gas prices, as well as fears about terrorism and geopolitical instability have become sources of concern. But as market returns suggest, there was much to celebrate. The government's progress in sniffing out and prosecuting corporate fraud, and its efforts to improve audit and accounting standards helped

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Value Index, an unmanaged index, measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Mid-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P MidCap 400 Index.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           buoy investor confidence. Year-over-year earnings growth for the overall market exceeded 20%.++ Strong consumer confidence indicators, and the belief that inflation is unlikely to soon push interest rates up very much, encouraged a fairly optimistic stock market outlook.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+++

                           Allocations were generally positive across sectors. The Fund's cyclical orientation with overweights in capital goods and technology proved very effective, as did an underweight in communications. Stocks in the basic industry sector also contributed to performance. Within that group, metals and mining positions Arch Coal, Inc., Newmont Mining Corporation and Phelps Dodge Corporation benefited from higher commodity prices. Pricing and a pick-up in volumes in the lodging and recreation industries helped the fortunes of companies like Carnival Corporation and Brunswick Corporation. Thanks to robust housing activity, Stanley Works, a holding in the consumer cyclicals sector, also performed quite well. Financial stocks also delivered good results. Holdings in the financial sector were geared to benefit from continued improvement in the credit environment and the capital markets. This turned out to be the right orientation. Positions in Comerica Inc., Hibernia Corporation, Legg Mason, Inc., Mellon Financial Corporation and Sovereign Bancorp, Inc. did well. Hartford Financial Services Group, Inc. and Lincoln National Corporation recorded strong annuity sales during the year and were among the Fund's best performers.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           While cash was on average less than 2% of holdings during the course of the year, even this small amount hurt the total return of the Fund. Stock selection within the health care sector hurt performance in large part because rich valuations kept us away from biotechnology and medical device stocks. Despite stellar performers like Aetna Inc. and Shire Pharmaceuticals Group plc, laggards like AmerisourceBergen Corporation and First Health Group dampened returns. Investment results from utilities exposures trailed the benchmark -- despite the fact that every holding posted at least double-digit returns. During the year, many independent power producers, which not long ago were at risk of failure, performed extremely well as the sale of assets and subsequent balance-sheet improvements drove their returns up. We took a conservative tack, concentrating on more highly regulated and controlled parts of the business, and the lack of exposure to a few more speculative stocks hurt the Fund's relative returns. In terms of individual stocks, Delta Air Lines Inc. was the Fund's worst performing position. Delta suffered from higher fuel costs, concerns about the health of its pension fund and the company's ability to negotiate concessions with certain unions.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           We believe the next 12 months will be more challenging because there are many powerful positive and negative factors likely to be in play for some time. The fact that this is an election year and the polls today are close only means that issues

                           ++Based on the S&P 500 Index, an unmanaged index of 500 widely held stocks.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MIDCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           will be under the microscope. Most Americans want a quick resolution to the Iraqi situation, but this is highly unlikely. Although OPEC ministers suggest that there may be a $5 speculative premium in oil prices today, it does not mean we will see lower prices any time soon. Indeed, projections suggest that robust demand in the U.S., Europe and Asia will continue to support prices.

                           Given the jobs and inflation outlook, we tend to agree with the view that the Federal Reserve Board is unlikely to adjust short-term interest rates very soon. This probably means that stock investors will see little if any improvement in the market's price-to-earnings multiple in 2004 and that any gains will come from improvements in earnings. Although we expect slower earnings growth, the First Call consensus currently estimates a 10% increase in earnings for 2004. Capital markets, in general, are finding good support from many quarters. Cash flows into stock funds continue to be strong. Merger and acquisition activity and IPO's have picked up significantly. While on balance we think the outlook is good, we believe this will be a market where stock selection and good risk management practices will be especially important.

NATIONS MIDCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.5%  Commercial banking
 8.0%  Insurance
 6.3%  Electric power - Nuclear
 4.8%  Lodging and recreation
 4.8%  Real Estate Investment Trusts (REITs)
 3.8%  Specialty stores
 3.7%  Semiconductors
 3.4%  Diversified manufacturing
 3.3%  Commercial services
 3.3%  Railroads, trucking and shipping
49.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  SUPERVALU Inc.                          2.1%
                                                                            -------------------------------------------------
                                                                              2  Limited Brands                          1.7%
                                                                            -------------------------------------------------
                                                                              3  Pitney Bowes Inc.                       1.6%
                                                                            -------------------------------------------------
                                                                              4  Norfolk Southern Corporation            1.5%
                                                                            -------------------------------------------------
                                                                              5  The May Department Stores Company       1.4%
                                                                            -------------------------------------------------
                                                                              6  Dow Jones & Company, Inc.               1.3%
                                                                            -------------------------------------------------
                                                                              7  FirstEnergy Corporation                 1.3%
                                                                            -------------------------------------------------
                                                                              8  Charter One Financial, Inc.             1.3%
                                                                            -------------------------------------------------
                                                                              9  Hibernia Corporation, Class A           1.3%
                                                                            -------------------------------------------------
                                                                             10  Endurance Specialty Holdings Ltd.       1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                          LIPPER MID-CAP VALUE FUNDS
                                              NATIONS MIDCAP VALUE FUND            AVERAGE             RUSSELL MIDCAP VALUE INDEX
                                              -------------------------   --------------------------   --------------------------
Nov. 20 2001                                             9425                       10000                        10000
                                                         9987                       10482                        10415
                                                        10685                       10839                        11237
                                                         9983                        9733                        10712
2002                                                     8196                        8115                         8789
                                                         8664                        8544                         9411
                                                         8296                        8244                         9029
                                                         9718                        9902                        10644
                                                        10243                       10498                        11276
2003                                                    11829                       12060                        12992
Mar. 31 2004                                            12261                       12670                        13687

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                          LIPPER MID-CAP VALUE FUNDS
                                              NATIONS MIDCAP VALUE FUND            AVERAGE             RUSSELL MIDCAP VALUE INDEX
                                              -------------------------   --------------------------   --------------------------
Nov. 20 2001                                            10000                       10000                        10000
                                                        10596                       10482                        10415
                                                        11337                       10839                        11237
                                                        10592                        9733                        10712
2002                                                     8696                        8115                         8789
                                                         9193                        8544                         9411
                                                         8802                        8244                         9029
                                                        10311                        9902                        10644
                                                        10867                       10498                        11276
2003                                                    12551                       12060                        12992
Mar. 31 2004                                            13009                       12670                        13687


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**      MOP*
     (11/20/01 through
      3/31/04)              11.80%     9.03%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Value Fund from the inception of the share class. The Russell Midcap Value Index is an unmanaged index which measures the performance of those securities in the Russell Midcap Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Mid-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P MidCap 400 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            11/20/01             11/20/01                  11/20/01                  11/20/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          48.18%        47.80%       39.32%       46.56%      41.56%        46.66%       45.66%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                             12.09%        11.80%        9.03%       10.95%       9.84%        11.00%       11.00%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 22

NATIONS SMALLCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEW ON NATIONS SMALLCAP VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Value Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital by investing in companies believed to be undervalued.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations SmallCap Value Fund Investor A Shares provided shareholders with a total return of 60.64%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We focus on stocks that have attractive valuations based upon measures such as price-to-earnings and price-to-cash flow ratios, and seek to achieve moderately lower volatility when compared with the broad market. It is our belief that undervalued and misunderstood stocks can deliver superior risk-adjusted performance over time. Further, we believe companies can go through periods when their fundamentals deteriorate, resulting in stock prices that are below what we perceive to be their fair values. We also think that a disciplined investment process that combines a valuation screen, fundamental research and a comprehensive risk management strategy is the best way to identify investment opportunities.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations SmallCap Value Fund (Investor A shares) returned 60.64% compared with a return of 64.49% for its benchmark, the Russell 2000 Value Index.*** The Lipper Small-Cap Value Funds Average+ returned 60.77% over that same time period.

                           WHAT ECONOMIC FACTORS INFLUENCED PERFORMANCE?

                           Clearly the tide turned since our last report when investors were still weathering a series of sustained political and economic blows. That is not to say that the market has been without its challenges. On balance, weaker-than-expected jobs reports caused many investors to question the notion of a sustainable recovery without an improvement in employment. While the news on this front has been better in recent months, higher gas prices, as well as fears about terrorism and geopolitical instability have become sources of concern. But as market returns suggest, there was much to celebrate. The government's progress in sniffing out and prosecuting

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Value Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Small-Cap Value Funds average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARES PRICES OF SMALL CAPITALIZATION STOCKS TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALLCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           corporate fraud, and its efforts to improve audit and accounting standards helped buoy investor confidence. Year-over-year earnings growth for the overall market exceeded 20%.++ Strong consumer confidence indicators, and the belief that inflation is unlikely to soon push interest rates up very much, encouraged a fairly optimistic stock market outlook.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+++

                           Allocation in the portfolio across sectors was generally positive. The Fund's cyclical orientation with overweights in the capital goods, basic industry and technology areas proved beneficial, as did the underweight in consumer staples and finance. Within the basic industry group, some of the metals and mining stocks like Arch Coal, Inc. and Carpenter Technology benefited from higher commodity prices and improvements in their end markets. The cyclical rebound for companies like B.F. Goodrich Company, Casella Waste Systems and MPS Group drove positive results from our holdings in the capital goods sector.

                           The best relative returns were in the financial stocks where the Fund's holding were geared to benefit from continued improvement in the credit environment and capital markets. This proved to be the right orientation and our positions in Affiliated Managers Group, Inc., BankAtlantic Bancorp, Cardinal Financial, First Republic Bank (California) and Summit Bancshares, Inc. did well.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Although cash positions averaged less than 3% of holdings during the year, even this small amount hurt the total return of the Fund. With the exception of Hollywood Entertainment (where the stock's low valuation has triggered a management buyout), every holding in the consumer cyclicals sector posted at least double digit gains. Nevertheless, the Fund's lack of exposure to certain lower quality names, many of which rebounded by more than 100%, caused aggregate returns for the group to lag the benchmark. Investment results from our holdings in the technology sector followed a similar pattern. In that case, shares of ActivCard Corporation fell when the CEO resigned in the middle of a fairly significant restructuring of the company over a difference of opinion with the Board of Directors. We took a conservative tack in the utilities sector by concentrating on the more highly regulated and controlled areas of the industry. During the reporting period, many lower quality independent power producers, that not long ago were at risk of failure, performed extremely well as the sale of assets and subsequent balance-sheet improvement drove their returns up. The Fund's lack of exposure to a few of the more speculative stocks hurt relative returns.

                           WHAT IS YOUR OUTLOOK AND HOW ARE YOU POSITIONING THE FUND?

                           We believe the next 12 months will be more challenging because there are many powerful positive and negative factors likely to be in play for some time. The fact that this is an election year and the polls today are close only means that issues will be under the microscope. Most Americans want a quick resolution to the Iraqi

                           ++Based on the S&P 500 Index, an unmanaged index of 500 widely held common stocks.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 24

NATIONS SMALLCAP

VALUE FUND

VALUE STRATEGIES TEAM COMMENTARY continued


                           situation, but this is highly unlikely. Although OPEC ministers suggest that there may be a $5 speculative premium in oil prices today, it does not mean we will see lower prices any time soon. Indeed, projections suggest that robust demand in the U.S., Europe and Asia will continue to support prices.

                           Given the given the jobs and inflation outlook, we tend to agree with the view that the Federal Reserve Board is unlikely to adjust short-term interest rates very soon. This probably means that stock investors will see little if any improvement in the market's price-to-earnings multiple in 2004 and that any gains will come from improvements in earnings. Although we expect slower earnings growth, the First Call consensus currently estimates a 10% increase in earnings for 2004. Capital markets, in general, are finding good support from many quarters. Cash flows into stock funds continue to be strong. Merger and acquisition activity and IPO's have picked up significantly. While on balance we think the outlook is good, we believe this will be a market where stock selection and good risk management practices will be especially important.

NATIONS SMALLCAP VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

10.8%  Commercial banking
 7.3%  Real Estate Investment Trusts (REITs)
 6.2%  Insurance
 4.9%  Specialty stores
 4.9%  Diversified manufacturing
 4.9%  Commercial services
 4.5%  Heavy machinery
 4.4%  Railroads, trucking and shipping
 4.3%  Health services
 4.0%  Metals and mining
43.8%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  LTC Properties, Inc.                    1.3%
                                                                            -------------------------------------------------
                                                                              2  Watts Industries, Inc., Class A         1.2%
                                                                            -------------------------------------------------
                                                                              3  Massey Energy Company                   1.2%
                                                                            -------------------------------------------------
                                                                              4  SL Green Realty Corporation             1.2%
                                                                            -------------------------------------------------
                                                                              5  Graftech International Ltd.             1.2%
                                                                            -------------------------------------------------
                                                                              6  Millenium Chemicals Inc.                1.2%
                                                                            -------------------------------------------------
                                                                              7  MPS Group, Inc.                         1.2%
                                                                            -------------------------------------------------
                                                                              8  Agco Corporation                        1.2%
                                                                            -------------------------------------------------
                                                                              9  School Specialty, Inc.                  1.1%
                                                                            -------------------------------------------------
                                                                             10  BJ'S Wholesale Club, Inc.               1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALLCAP VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE                                  LIPPER SMALL-CAP VALUE
                                                          FUND              RUSSELL 2000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Apr. 30 2002                                               9425                       10000                       10000
                                                           8991                        9455                        9137
                                                           7428                        7442                        7364
                                                           7772                        7808                        7733
                                                           7281                        7412                        7357
                                                           8679                        9095                        8930
                                                           9359                        9798                        9671
2003                                                      11010                       11401                       11125
Mar. 31 2004                                              11697                       12190                       12231

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS SMALLCAP VALUE                                  LIPPER SMALL-CAP VALUE
                                                          FUND              RUSSELL 2000 VALUE INDEX          FUNDS AVERAGE
                                                 ----------------------     ------------------------     ----------------------
Apr. 30 2002                                              10000                       10000                       10000
                                                           9540                        9455                        9137
                                                           7881                        7442                        7364
                                                           8247                        7808                        7733
                                                           7725                        7412                        7357
                                                           9209                        9095                        8930
                                                           9930                        9798                        9671
2003                                                      11681                       11401                       11125
Mar. 31 2004                                              12410                       12190                       12231


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (5/1/02 through
      3/31/04)              11.91%    8.51%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations SmallCap Value Fund from the inception of the share class. The Russell 2000 Value Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with lower price-to-book ratios and lower forecasted growth rates. Funds in the Lipper Small-Cap Value Funds Average typically have below-average price-to-earnings and price-to-book ratios compared to the S&P SmallCap 600 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                5/1/02               5/1/02                  5/1/02                   5/1/02
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             60.96%        60.64%      51.41%      59.34%      54.34%       59.54%      58.54%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                12.22%        11.91%       8.51%      11.10%       9.19%       11.11%      11.11%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY


                           IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
Thomas F. Marsico is the portfolio manager of Nations Marsico Growth Fund and Chief Executive Officer of Marsico Capital Management, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico Growth Fund Investor A Shares provided shareholders with a total return of 33.22%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico Growth Fund seeks long-term growth of capital. The Fund invests primarily in large-capitalization equity securities that are selected for their long-term growth potential. Generally, the Fund holds 35 to 50 securities allocated across a variety of economic sectors and industries. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three types of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12-month period ended March 31, 2004, Nations Marsico Growth Fund (Investor A Shares) returned 33.22% compared with a return of 35.12% for its benchmark, the S&P 500 Index.**

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Equity gains seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from U.S. companies, continued low interest rates, stimulative fiscal policy (e.g., tax cuts, spending increases), and improving business and consumer confidence. To some extent, the Fund's performance was attributable to investing primarily in companies that we consider to be high quality in nature.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total sales returns would have been lower.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?***

                           The health care sector was the largest contributor to performance during the year. The Fund benefited from specific stock selection in the pharmaceuticals and biotechnology industry. Health care companies Genentech, Inc., UnitedHealth Group Inc. and Boston Scientific Corporation delivered particularly strong results and figured among the Fund's top ten performers.

                           Maintaining a generally overweighted posture in the consumer discretionary sector also helped the Fund's performance. From an industry standpoint, the Fund's relatively modest allocations to consumer durables, apparel and hotel companies were a significant source of added value for the reporting period. Stock selection, highlighted by the Fund's investment in homebuilder Lennar Corporation and Wynn Resorts Ltd., was very effective. In the information technology sector, both an underweight position and stock selection added to performance during the year. Cisco Systems, Inc., prior to being sold, Electronic Arts, Inc., Intel Corporation, prior to being sold, and QUALCOMM Inc. were among the Fund's top ten contributors to performance.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Poor stock selection in the financials sector was the largest detractor from performance during the year. Positions in HSBC Holdings plc, Morgan Stanley, American Express Company and MGIC Investment Corporation registered losses, prior to being sold from the Fund. The Fund's exposures in the industrial sector hurt performance during the year, primarily due to stock selection versus the S&P 500 Index. Lockheed Martin Corporation and Ryanair Holdings plc were among the sector's worst performers prior to being sold from the Fund. In addition, all three industries within the consumer staples sector detracted from performance, primarily due to poor stock selection.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004 the Fund's most significant economic sector allocations were in health care, financials, consumer discretionary, industrials, and information technology. Within these sectors, there generally is some industry-specific focus. For example, health care positions favor equipment and services companies substantially, as well as select pharmaceutical and biotechnology companies. The financials positions are focused largely on diversified financials and bank companies. The consumer discretionary holdings include investments in consumer durables and retailing companies. In recent months we have been gradually shifting the Fund's aggregate holdings to tilt more to economically sensitive areas. We remain cautious about the overall technology sector, and have selectively decreased the weighting in this sector during the past several months. As of March 31, 2004 the portfolio had no exposure to the energy or utilities sectors.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.8%  Pharmaceuticals
 8.0%  Medical devices and supplies
 6.6%  Health services
 5.9%  Lodging and recreation
 5.7%  Commercial banking
 5.7%  Networking and telecommunications equipment
 4.4%  Diversified manufacturing
 4.2%  Finance - Miscellaneous
 4.2%  Consumer credit and mortgages
 4.1%  Specialty stores
42.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group Inc.                 5.3%
                                                                            -------------------------------------------------
                                                                              2  Genentech, Inc.                         5.2%
                                                                            -------------------------------------------------
                                                                              3  QUALCOMM Inc.                           5.1%
                                                                            -------------------------------------------------
                                                                              4  Citigroup Inc.                          4.7%
                                                                            -------------------------------------------------
                                                                              5  SLM Corporation                         4.2%
                                                                            -------------------------------------------------
                                                                              6  Caterpillar Inc.                        3.7%
                                                                            -------------------------------------------------
                                                                              7  Boston Scientific Corporation           3.7%
                                                                            -------------------------------------------------
                                                                              8  General Electric Company                3.4%
                                                                            -------------------------------------------------
                                                                              9  Fannie Mae                              2.9%
                                                                            -------------------------------------------------
                                                                             10  Merrill Lynch & Company, Inc.           2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          12330                       12011                       11771
                                                          13065                       13359                       12858
                                                          14899                       15053                       14451
1999                                                      19874                       18491                       15564
                                                          18613                       19093                       15498
                                                          16800                       15714                       14148
                                                          14701                       13181                       13202
2001                                                      13480                       12022                       12468
                                                          13451                        9776                       10828
                                                          11419                        8624                        9713
                                                          12841                        9680                       10854
2003                                                      14693                       12294                       13966
Mar. 31 2004                                              15075                       12425                       14202

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN GRAPH]

                                                 NATIONS MARSICO GROWTH      LIPPER LARGE-CAP GROWTH
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                 ----------------------      -----------------------          -------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          13082                       12011                       11771
                                                          13862                       13359                       12858
                                                          15808                       15053                       14451
1999                                                      21086                       18491                       15564
                                                          19749                       19093                       15498
                                                          17825                       15714                       14148
                                                          15598                       13181                       13202
2001                                                      14302                       12022                       12468
                                                          14272                        9776                       10828
                                                          12116                        8624                        9713
                                                          13624                        9680                       10854
2003                                                      15589                       12294                       13966
Mar. 31 2004                                              15994                       12425                       14202


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/31/97 through
      3/31/04)              7.81%     6.79%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              33.56%       33.22%      25.60%      32.28%      27.28%       32.34%      31.34%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          2.29%        2.04%       0.04%       1.29%       0.30%        1.29%       1.29%
5 YEARS                                          1.60%        1.34%       0.15%       0.59%       0.20%        0.60%       0.60%
SINCE INCEPTION                                  7.98%        7.81%       6.79%       7.05%       7.05%        7.07%       7.07%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Growth Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Strategic Growth Fund Investor A Shares provided shareholders with a total return of 32.21%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Strategic Growth Fund is managed using a long-term capital growth strategy with a focus on maximizing after-tax returns. Our intent is to hold a blend of large capitalization growth and value stocks. We generally purchase securities for the Fund with a two- to four-year time horizon in mind. We employ an integrated approach to portfolio construction. Starting with a macroeconomic view, we forecast factors such as the economy, sector trends and long-term investment themes such as the aging of the U.S. population, globalization and innovation. We then combine fundamental and quantitative research analysis to select companies that we believe have long-term sustainable competitive advantages.

                           The Fund typically invests in companies that are recognized leaders in their industries, have strong track records and are in sound financial condition. Through our top-down framework and bottom-up stock selection, we create a portfolio of 60 to 80 securities of companies that we believe have long-term sustainable competitive advantages. We attempt to carefully manage and monitor the portfolio's risk through diversification and quantitative techniques. One of these techniques for monitoring risk uses a tracking error method that measures the volatility of the Fund's performance. We have a consistent approach to risk and seek a variation over time of no more than 500 basis points (5.00%) between the Fund's return and that of its benchmark, the S&P 500 Index.*** In addition, we employ customized risk measurement tools which help us understand the risks taken in the portfolio and that we are taking risks for which we can be rewarded.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Strategic Growth Fund (Investor A Shares) returned 32.21% compared with a return of 35.12% for the S&P 500 Index, its benchmark. Given the breadth of the market's rise in the last year, it was a difficult environment in which to outperform through stock selection alone. The Fund's slight bias towards higher market capitalization stocks was the primary culprit for the underperformance.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reject fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The past 12 months have generally been excellent for stocks. The market's broad based rally included virtually every size and style of company. While the major indices rose more than 30% in the year ending March 31, 2004, the undisputed winners were small-cap stocks, which gained well in excess of 40%. A year ago the U.S. was at war in Iraq, geopolitical concerns dominated the headlines, and investors worried about the viability of an economic recovery. Yet the market began a steady climb that lasted through the year. Fueling the gains were a very stimulative monetary stance by the Federal Reserve Board and high levels of liquidity at the corporate and individual level.

                           The markets achieved their gains because the economy and corporate profits were better than investors expected. In early 2003, investors remained steadfastly skeptical in their bear-market concerns -- weak job growth, too much capacity, an overextended consumer, a weak dollar and the risk of higher interest rates -- instead of focusing on the mounting evidence of a recovery. The economy was set for robust growth with inventories at record lows, improving balance sheets and cash flow, huge gains in productivity, very healthy banking and real estate markets, pent-up demand for capital goods, and unprecedented liquidity in the system. Tax cuts and mortgage refinancings were a huge boon to consumers and largely offset a persistently weak job market. Despite these and numerous other positive factors, investors largely bet against a rapidly recovering market. In all, it was a year for exceeding expectations.

                           WHICH INVESTMENT DECISIONS PROVED FAVORABLE FOR FUND PERFORMANCE?+

                           The biggest contributions to the positive results for the past year were sector and security positions that benefited from an improving economy. We believed in early 2003 that a steadily improving economy would benefit pro-cyclical businesses and emphasized such companies in the portfolio construction. The finance and consumer cyclical sectors were the leading contributors. Citigroup Inc., Merrill Lynch & Co., Inc., ACE Ltd., and MBNA Corporation all rose sharply. Electronic Arts, Inc. one of the Fund's largest positions, experienced tremendous growth on the back of healthy consumer spending. Another of the Fund's overweighted positions, Starwood Hotels & Resorts Worldwide, Inc., benefited from improved business travel. Stock selection in the consumer staples sector also contributed to the performance.

                           WHICH INVESTMENT DECISIONS PROVED UNFAVORABLE FOR FUND PERFORMANCE?

                           Sectors that detracted from performance include technology, communications, basic industry and capital goods. Positioning in the technology and telecommunications sectors was responsible for the relative underperformance. However, the Fund's holdings in these industries performed exceptionally well. We simply did not have enough exposure to the smaller, more speculative companies that experienced outsized gains during the period.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS STRATEGIC

GROWTH FUND

GROWTH STRATEGIES TEAM COMMENTARY continued


                           Large capitalization pharmaceutical stocks struggled during much of 2003. Merck & Co., Inc. and Johnson & Johnson both produced negative returns for the year. Kohl's Corporation stock declined as its sales and earnings growth fell short of expectations.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           Interest rates, the economy, November elections and geopolitics will all influence markets in the coming year. We believe the actions of the Federal Reserve Board regarding interest rates will have the greatest effect on stocks. Rates have been at historic lows for some time, and despite investor anticipation of the inevitable rise, we expect a sector rotation in the equity market. We believe investors will exit more credit sensitive businesses in favor of more stable growth companies. High beta stocks, among the top performers since October 2002, will be at risk of contracting price-to-earnings multiples as interest rates rise.

                           In accordance with our outlook for the year ahead, we have reduced exposure to interest sensitive stocks within the financial services sector as well as highly levered companies, such as cable and radio companies, that are sensitive to increases in interest rates. We also selectively reduced our technology holdings. We shifted out of the most cyclical areas of technology -- where many stock prices have risen 50% to 100% -- while maintaining exposure to the segments of technology that are more fairly valued and will, we think, continue to provide strong growth opportunities in a recovering economy.

NATIONS STRATEGIC GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.5%  Pharmaceuticals
 7.8%  Integrated oil
 6.7%  Commercial banking
 5.6%  Software
 4.5%  Department and discount stores
 4.4%  Insurance
 4.3%  Medical devices and supplies
 4.2%  Specialty stores
 4.2%  Diversified manufacturing
 3.9%  Semiconductors
45.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Citigroup Inc.                          3.6%
                                                                            -------------------------------------------------
                                                                              2  Microsoft Corporation                   3.5%
                                                                            -------------------------------------------------
                                                                              3  Pfizer Inc.                             3.1%
                                                                            -------------------------------------------------
                                                                              4  General Electric Company                2.5%
                                                                            -------------------------------------------------
                                                                              5  Intel Corporation                       2.4%
                                                                            -------------------------------------------------
                                                                              6  Wal-Mart Stores, Inc.                   2.3%
                                                                            -------------------------------------------------
                                                                              7  Altria Group, Inc.                      2.3%
                                                                            -------------------------------------------------
                                                                              8  PepsiCo, Inc.                           2.2%
                                                                            -------------------------------------------------
                                                                              9  Affiliated Computer Services, Inc.,
                                                                                 Class A                                 2.1%
                                                                            -------------------------------------------------
                                                                             10  Burlington Resources Inc.               2.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                                9425                       10000                       10000
                                                          11935                       10710                       12130
                                                          13488                       11872                       13633
1999                                                      15522                       12768                       14683
                                                          15662                       12837                       15015
                                                          13574                       11882                       13707
                                                          12597                       10898                       12790
2001                                                      11888                       10247                       12079
                                                           9936                        8808                       10490
                                                           8599                        7816                        9410
                                                           9620                        7565                        9113
2003                                                      10948                        8612                       10493
Mar. 31 2004                                              11141                        8711                       10670

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                NATIONS STRATEGIC GROWTH      LIPPER LARGE-CAP CORE
                                                          FUND                    FUNDS AVERAGE               S&P 500 INDEX
                                                ------------------------      ---------------------           -------------
Oct. 2 1998                                               10000                       10000                       10000
                                                          12663                       10710                       12130
1999                                                      14311                       11872                       13633
                                                          16469                       12768                       14683
                                                          16618                       12837                       15015
                                                          14402                       11882                       13707
2001                                                      13366                       10898                       12790
                                                          12613                       10247                       12079
                                                          10542                        8808                       10490
                                                           9124                        7816                        9410
                                                          10207                        7565                        9113
2003                                                      11616                        8612                       10493
Mar. 31 2004                                              11821                        8711                       10670


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (10/2/98 through
      3/31/04)              3.09%      1.98%

The chart to the left shows the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Growth Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Core Funds Average invest at least 75% of their equity assets in companies with market capitalizations of greater than $10 billion. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                             INVESTOR A+               INVESTOR B+               INVESTOR C+
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            10/2/98               8/2/99                    8/2/99                    8/2/99
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          32.58%        32.21%       24.67%       31.26%      26.26%        31.26%       30.26%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     -2.06%        -2.22%       -4.14%       -3.01%      -3.99%        -3.04%       -3.04%
5 YEARS                                     -2.99%        -3.14%       -4.29%       -3.83%      -4.21%        -3.84%       -3.84%
SINCE INCEPTION                              3.23%         3.09%        1.98%        2.42%       2.26%         2.42%        2.42%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999 and have no performance prior to that date. Performance prior to August 2, 1999 is that of Primary A Shares, which do not have any 12b-1 or shareholder servicing fees. If Investor A, Investor B and Investor C Shares 12b-1 or shareholder servicing fees had been reflected, total returns would have been lower.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY


                           IN THE FOLLOWING INTERVIEW, MR. MARSICO SHARES HIS VIEWS ON NATIONS MARSICO FOCUSED EQUITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
Thomas F. Marsico is the portfolio manager of Nations Marsico Focused Equities Fund and Chief Executive Officer of Marsico Capital Management, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico Focused Equities Fund Investor A Shares provided shareholders with a total return of 32.20%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                           Nations Marsico Focused Equities Fund seeks long-term growth in capital. Typically, the Fund will hold a core position of approximately 20 to 30 large capitalization equity securities that we believe may offer attractive long-term appreciation potential. The Fund may take substantial positions in individual companies, and typically will have significant allocations to a relatively limited number of major economic sectors. However, the Fund's assets typically will be diversified across a variety of industries within each broad economic sector. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three types of stocks: core growth, aggressive growth and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12-month period ending March 31, 2004, Nations Marsico Focused Equities Fund (Investor A Shares) returned 32.20% compared with a return of 35.12% for its benchmark, the S&P 500 Index.**

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Equity gains seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from

                           * For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           THE FUND NORMALLY INVESTS IN A CORE PORTFOLIO OF 20-30 COMMON STOCKS.
                           BY MAINTAINING A RELATIVELY CONCENTRATED PORTFOLIO, THE FUND MAY BE
                           SUBJECT TO A GREATER RISK THAN A FUND THAT IS MORE FULLY DIVERSIFIED.

                           THE FUND MAY INVEST UP TO 25% OF ITS ASSETS IN FOREIGN SECURITIES.
                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO FOCUSED

EQUITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           U.S. companies, continued low interest rates, stimulative fiscal policy that included tax cuts and spending increases, and improving business and consumer confidence. To some extent, the fund's slight underperformance was attributable to the Fund's bias toward investing in companies that we consider higher quality in nature.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?***

                           The health care sector was the largest contributor to relative performance during the year. The Fund benefited from specific stock selection in the pharmaceuticals and biotechnology industry. Health care companies, Genentech, Inc., UnitedHealth Group, Inc. and Boston Scientific Corporation were particularly strong performers.

                           Both an underweight and good stock selection in the information technology sector added to performance during the year. Cisco Systems, Inc., prior to being sold, QUALCOMM Inc., Electronic Arts, Inc. and Intel Corporation, prior to being sold, were among the top ten contributors to the Fund's performance.

                           The Fund maintained a generally overweighted posture in the consumer discretionary sector that added to performance. From an industry standpoint, the Fund's relatively modest exposures to consumer durables, apparel and hotel companies were a significant source of added value for the reporting period. Stock selection also helped performance, highlighted by the Fund's investments in Tiffany & Company, Bayerische Motoren Werke (BMW) AG and homebuilder Lennar Corporation, which were among our best performing positions.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Despite strong performance from Citigroup Inc., one of our largest holdings, investment results in the financials sector were disappointing. The sector was the largest detractor from performance during the year and our position in Morgan Stanley was among our worst performers. In addition, poor stock selection within the consumer staples and the industrial sectors detracted from the Fund's performance during the year. Industrial positions Ryanair Holdings plc and Lockheed Martin Corporation figured among the Fund's ten worst performers.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004 the Fund's most significant economic sector allocations were in health care, financials, consumer discretionary, industrials, information technology, and consumer staples. Within these sectors, there generally is some industry-specific focus. For example, health care positions favor equipment and services companies, as well as select pharmaceutical and biotechnology companies. The financials positions focus on diversified financials and bank companies. The consumer discretionary holdings include substantial investments in retailing and media companies. In recent months we have been gradually shifting the Fund's aggregate holdings to tilt more toward economically sensitive areas. We remain cautious about the overall technology sector, and during the past several months have selectively decreased the weighting in the group. As of March 31, 2004 the portfolio had no exposure to the energy, materials, or utilities sectors.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO FOCUSED

EQUITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.9%  Pharmaceuticals
 7.3%  Health services
 6.7%  Medical devices and supplies
 6.6%  Consumer credit and mortgages
 6.0%  Investment services
 5.8%  Specialty stores
 5.2%  Networking and telecommunications equipment
 5.0%  Finance -- Miscellaneous
 4.8%  Commercial banking
 4.4%  Heavy machinery
38.3%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  UnitedHealth Group Inc.                 7.3%
                                                                            -------------------------------------------------
                                                                              2  Genentech, Inc.                         5.4%
                                                                            -------------------------------------------------
                                                                              3  QUALCOMM Inc.                           5.2%
                                                                            -------------------------------------------------
                                                                              4  SLM Corporation                         5.0%
                                                                            -------------------------------------------------
                                                                              5  Citigroup Inc.                          4.8%
                                                                            -------------------------------------------------
                                                                              6  Caterpillar Inc.                        4.4%
                                                                            -------------------------------------------------
                                                                              7  Boston Scientific Corporation           4.2%
                                                                            -------------------------------------------------
                                                                              8  Merrill Lynch & Company, Inc.           4.0%
                                                                            -------------------------------------------------
                                                                              9  Fannie Mae                              3.7%
                                                                            -------------------------------------------------
                                                                             10  Wal-Mart Stores, Inc.                   3.5%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO FOCUSED

EQUITIES FUND


PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED                                 LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               S&P 500 INDEX               FUNDS AVERAGE
                                                 -----------------------          -------------          -----------------------
Dec. 31 1997                                               9425                       10000                       10000
                                                          12697                       11771                       12011
                                                          14151                       12858                       13359
1999                                                      16298                       14451                       15053
                                                          21630                       15564                       18491
                                                          19849                       15498                       19093
                                                          17884                       14148                       15714
2001                                                      15359                       13202                       13181
                                                          14466                       12468                       12022
                                                          14629                       10828                        9776
                                                          12191                        9713                        8624
                                                          13958                       10854                        9680
2003                                                      16012                       13966                       12294
Mar. 31 2004                                              16118                       14202                       12425

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                 NATIONS MARSICO FOCUSED                                 LIPPER LARGE-CAP GROWTH
                                                      EQUITIES FUND               S&P 500 INDEX               FUNDS AVERAGE
                                                 -----------------------          -------------          -----------------------
Dec. 31 1997                                              10000                       10000                       10000
                                                          13472                       11771                       12011
                                                          15014                       12858                       13359
1999                                                      17292                       14451                       15053
                                                          22950                       15564                       18491
                                                          21060                       15498                       19093
                                                          18975                       14148                       15714
2001                                                      16296                       13202                       13181
                                                          15349                       12468                       12022
                                                          15522                       10828                        9776
                                                          12935                        9713                        8624
                                                          14809                       10854                        9680
2003                                                      16989                       13966                       12294
Mar. 31 2004                                              17101                       14202                       12425


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/31/97 through
      3/31/04)              8.97%      7.94%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico Focused Equities Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Large-Cap Growth Funds Average normally invest in large capitalization companies with long-term earnings expected to grow significantly. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/31/97            12/31/97                12/31/97                 12/31/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              32.55%       32.20%      24.65%      31.27%      26.27%       31.24%      30.24%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          3.38%        3.12%       1.12%       2.34%       1.38%        2.34%       2.34%
5 YEARS                                          0.70%        0.42%      -0.76%      -0.31%      -0.70%       -0.31%      -0.31%
SINCE INCEPTION                                  9.17%        8.97%       7.94%       8.22%       8.22%        8.27%       8.27%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES THEIR VIEWS ON NATIONS MIDCAP GROWTH FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Small&MidCap Growth Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations MidCap Growth Fund Investor A Shares provided shareholders with a total return of 35.17%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe the potential for above-average returns can be achieved through active, fundamentally driven investment management in mid-sized companies. Our strategy employs fundamental research to analyze revenue growth, margin potential, and returns on capital in order to assess a company's earnings growth and the sustainability of its business model. In addition, we overlay risk management and liquidity management tools throughout the process. We look for securities that meet several criteria, including projected growth in profits greater than industry and peers, an identified catalyst for improving fundamentals, and an attractive valuation. We adhere to a style consistent and disciplined investment process that is driven by bottom-up fundamental research.

                           Determining the appropriate valuation is a key component of our process. We use a variety of valuation techniques, depending on the industry, to assess the relative attractiveness of a stock. These include price-to-earnings ("P/E"), P/E to growth rate, earnings yield (inverse of the P/E), and discounted cash flow. Individual security weightings are based on our level of conviction and outlook for a company's growth prospects, sustainability, valuation, liquidity, and overall risk management of the portfolio. Security selections focus on companies with steady growth prospects, successful business models, and attractive valuations.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the period ending March 31, 2004, Nations MidCap Growth Fund (Investor A shares) returned 35.17%, compared with a return of 49.63% for its benchmark, the Russell Midcap Growth Index.***

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           The past year was an exceptional year as the absolute performance of mid-cap stocks was among the best in the last 25 years. It was also an atypical year in that the benchmark index outperformed nearly 85% of all active mid-cap growth

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Russell Midcap Growth Index, an unmanaged index, measures the performance of those securities in the Russell Midcap Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF MID-CAPITALIZATION COMPANIES TEND TO BE MORE VOLATILE
                           THAN THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           managers. As the economy gained strength, high beta stocks and economically-sensitive stocks were first to rebound after the three year bear market. Against this backdrop, lower market capitalization stocks, and the more speculative, lower quality companies in the investment universe fueled benchmark returns. We believe that owning such companies has not been in the best long term interest of our shareholders, so we are pleased with both the Fund's strong absolute gains for the year and by how we delivered them.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?+

                           Good stock selection in consumer cyclicals led performance during the year. Within the sector, our positions in the recreation and education industries were especially beneficial. Electronic Arts Inc., the dominant competitor in video game market, registered a solid gain as the company continued to increase recurring revenues, and maintain solid visibility into future years. Starwood Hotels & Resorts Worldwide, Inc. rose nicely as the company's properties are both leveraged to an improving economy and have global exposure. Finally, a long-time favorite of ours, Career Education Corporation, continued to benefit from workplace trends that encourage professional development, career-switching and continuing education.

                           From a stock specific perspective, three positions delivered especially noteworthy results for the Fund. Retailer Tiffany & Company gained as its leading brand name and reputation continued to bring customers into stores. Regional brokerage firm Legg Mason, Inc.'s diverse business model flourished in the rising stock market. Shares of Symbol Technologies, Inc. gained as the company's improving cash flow, commitment to global expansion, and improving corporate governance more than offset some of the risks in the stock.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Although the majority of our technology holdings advanced during the period, owning less technology than the benchmark, as well as owning higher quality names in the sector, worked against us. Some of the benchmark's largest gains were in the internet and telecommunications industries, two areas that typically do not meet our investment criteria given their smaller market capitalizations and lack of earnings and fundamentals. Within the portfolio, disappointing results from Network Associates, Inc. and Ologic reflected the difficult spending environment and competitive pressures that prevailed for much of year.

                           From a stock specific perspective, retailer
                           Abercrombie & Fitch Company suffered from declining same store sales that prompted investors to question the brand's strength. Shares of First Health Group Corporation declined as the company faced increasing competitive pressures in corporate end-markets.

                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           We remain optimistic about the outlook for mid-cap stocks in the coming year. Mid-caps have a number of factors going for them, including the potential of better sales and earnings growth relative to other asset classes, earnings estimates that should continue to rise, and valuations that are still attractive versus their larger capitalization counterparts. All of these should help drive better relative

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 42

NATIONS MIDCAP

GROWTH FUND

PORTFOLIO MANAGER COMMENTARY continued


                           performance. As a counter to that, mid-cap outperformance relative to large-caps tends to slow in the second year of an economic expansion.

                           We continue to position the fund with high quality securities, weighted according to our conviction about each company's outlook, and with attention to the overall risk management of the portfolio. Security selections will continue to focus on companies with steady growth prospects, successful business models, and attractive valuations.

NATIONS MIDCAP GROWTH FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 9.3%  Pharmaceuticals
 8.7%  Semiconductors
 7.0%  Software
 6.1%  Health services
 5.3%  Medical devices and supplies
 5.3%  Specialty stores
 4.7%  Diversified electronics
 4.1%  Lodging and recreation
 3.8%  Broadcasting and cable
 3.7%  Computer services
42.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Amphenol Corporation, Class A           2.2%
                                                                            -------------------------------------------------
                                                                              2  Zimmer Holdings, Inc.                   1.8%
                                                                            -------------------------------------------------
                                                                              3  Career Education Corporation            1.8%
                                                                            -------------------------------------------------
                                                                              4  International Game Technology           1.7%
                                                                            -------------------------------------------------
                                                                              5  Barr Laboratories, Inc.                 1.7%
                                                                            -------------------------------------------------
                                                                              6  Starwood Hotels & Resorts Worldwide,
                                                                                 Inc.                                    1.7%
                                                                            -------------------------------------------------
                                                                              7  CDW Corporation                         1.6%
                                                                            -------------------------------------------------
                                                                              8  Cognizant Technology Solutions
                                                                                 Corporation                             1.6%
                                                                            -------------------------------------------------
                                                                              9  Harris Corporation                      1.6%
                                                                            -------------------------------------------------
                                                                             10  Symantic Corporation                    1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MIDCAP GROWTH FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      10505                       10953                       11189
                                                          14114                       14546                       14400
1997                                                      14139                       14752                       15313
                                                          20482                       21063                       21800
1999                                                      18964                       21998                       23738
                                                          33153                       41722                       42064
2001                                                      26197                       26231                       22958
                                                          23586                       25971                       21879
2003                                                      15434                       18837                       16167
Mar. 31 2004                                              20863                       27021                       24190

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MIDCAP GROWTH       LIPPER MID-CAP GROWTH       RUSSELL MIDCAP GROWTH
                                                          FUND                    FUNDS AVERAGE                   INDEX
                                                  ---------------------       ---------------------       ---------------------
Mar. 31 1994                                              10000                       10000                       10000
1995                                                      11146                       10953                       11189
                                                          14975                       14546                       14400
1997                                                      15002                       14752                       15313
                                                          21731                       21063                       21800
1999                                                      20121                       21998                       23738
                                                          35176                       41722                       42064
2001                                                      27796                       26231                       22958
                                                          25025                       25971                       21879
2003                                                      16376                       18837                       16167
Mar. 31 2004                                              22135                       27021                       24190


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              8.27%     7.63%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations MidCap Growth Fund over the last 10 years. The Russell Midcap Growth Index is an unmanaged index which measures the performance of those securities in the Russell MidCap Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Mid-Cap Growth Funds Average invest at least 75% of their equity assets in mid-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P 500 MidCap 400 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                            INVESTOR A                 INVESTOR B                 INVESTOR C
                                       PRIMARY A       NAV**          MOP*         NAV**        CDSC***       NAV**       CDSC***
Inception date                         12/4/92               12/10/92                    6/7/93                    12/18/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                       35.57%        35.17%        27.38%        34.32%       29.32%        34.22%       33.22%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                  -7.07%        -7.31%        -9.12%        -8.01%       -8.93%        -8.01%       -8.01%
5 YEARS                                   2.22%         1.92%         0.72%         1.17%        0.86%         1.19%        1.19%
10 YEARS                                  8.54%         8.27%         7.63%         7.46%        7.46%         7.55%        7.55%
SINCE INCEPTION                           8.39%         8.25%         7.69%         7.83%        7.83%         7.52%        7.52%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

* Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

*** Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY


                           IN THE FOLLOWING INTERVIEW, MR. GILCHRIST SHARES HIS VIEWS ON NATIONS MARSICO 21ST CENTURY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by Corydon J. Gilchrist of Marsico Capital Management, LLC, investment sub-adviser to the Fund.**

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico 21st Century Fund Investor A Shares provided shareholders with a total return of 56.70%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations Marsico 21st Century Fund seeks long-term growth of capital. The Fund is a diversified portfolio and invests primarily in common stocks that are selected for their long-term growth potential. The Fund may invest in companies of any size across the market capitalization spectrum, and typically will own between 35 and 50 stocks. The investment process blends top-down macroeconomic analysis with bottom-up stock selection. Specific macroeconomic factors include interest rates, inflation, productivity data, commodity prices, the regulatory environment, fiscal policy, and geopolitical issues. Characteristics sought in individual companies include strong brand franchise; improving fundamentals (e.g., gains in market share, improving profitability, strong free cash flow); strong balance sheets; excellent distribution and marketing capabilities; apparent commitment to shareholder interests; and talented, well-incented management teams. The Fund will typically own three types of stocks: core growth, aggressive growth, and life cycle change. The latter category refers to companies that are experiencing some sort of positive, fundamental transformation in their business (e.g., new product, acquisition, divestiture, new management team) that, in our view, augurs well for future earnings growth potential.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Marsico 21st Century Fund (Investor A Shares) returned 56.70% compared with a return of 35.12% for its benchmark, the S&P 500 Index.**

                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           Equity gains seemed to be buoyed by several factors: growing evidence that a U.S. economic recovery was taking place, encouraging profit reports from U.S. companies, continued low interest rates, stimulative fiscal policy (e.g., tax cuts, spending increases), and improving business and consumer confidence. To some extent, the Fund's performance was attributable to investing primarily in companies that we consider to be high quality in nature.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Marsico Capital Management, LLC.



                           THE FUND MAY INVEST WITHOUT LIMIT IN FOREIGN
                           SECURITIES. FOREIGN
                           INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS. INVESTING IN
                           EMERGING MARKETS MAY ENHANCE THESE RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO

21ST CENTURY FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?***
                           The consumer discretionary sector was the largest contributor to performance for the year. The Fund benefited from specific stock selection in the sector, with Harman International Industries, Inc., Wynn Resorts, Ltd., The Sports Authority, Inc. and Bayerische Motoren Werke (BMW) AG, prior to being sold, among the top ten contributors to performance.

                           In the health care sector, both an underweight position and stock selection added to performance during the year. The Fund benefited from specific stock selection in the pharmaceuticals and biotechnology industry, with Genentech, Inc., being a particularly strong individual company performer.

                           The Fund also benefited by maintaining a generally underweight posture in the information technology sector. From an industry standpoint, the Fund's stock selection in the software and services industry was a significant source of added value for the reporting period. Cisco Systems, Inc., prior to being sold, was one of the top performers for the year.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           All three industries in the industrial sector detracted from performance during the year, primarily due to an underweight position and stock selection versus the S&P 500 Index. Monster Worldwide Inc. and Rockwell Automation, Inc., prior to being sold from the Fund, were among the ten worst performers. In addition, specific stock selection in the diversified financials and insurance industries detracted from performance.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004 the Fund's most significant economic sector allocations were in consumer discretionary, financials, health care, industrials, and information technology. Within these sectors, there generally is some industry-specific focus. For example, our consumer discretionary holdings include substantial investments in media and hotels, restaurants and leisure companies. Financials holdings favor banks and diversified financials companies. In recent months we have been gradually shifting the Fund's aggregate holdings to tilt more to economically sensitive areas. We remain cautious about the overall technology sector and have selectively decreased our weighting in this sector during the past several months. As of March 31, 2004 the portfolio had no exposure to the telecommunications, energy, or utilities sectors.

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO

21ST CENTURY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

14.1%  Lodging and recreation
13.5%  Commercial banking
 7.8%  Media
 6.9%  Specialty stores
 6.5%  Heavy machinery
 5.5%  Pharmaceuticals
 4.6%  Broadcasting and cable
 4.4%  Investment services
 4.1%  Diversified electronics
 4.1%  Consumer credit and mortgages
28.5%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  EMI Group plc                           4.7%
                                                                            -------------------------------------------------
                                                                              2  Brunswick Corporation                   4.5%
                                                                            -------------------------------------------------
                                                                              3  Jefferies Group, Inc.                   4.4%
                                                                            -------------------------------------------------
                                                                              4  Countrywide Financial Corporation       4.1%
                                                                            -------------------------------------------------
                                                                              5  Standard Chartered plc                  4.0%
                                                                            -------------------------------------------------
                                                                              6  UCBH Holdings Inc.                      3.6%
                                                                            -------------------------------------------------
                                                                              7  PACCAR, Inc.                            3.6%
                                                                            -------------------------------------------------
                                                                              8  Mandalay Resort Group                   3.5%
                                                                            -------------------------------------------------
                                                                              9  The Sports Authority, Inc.              3.4%
                                                                            -------------------------------------------------
                                                                             10  Government Properties Trust, Inc.       3.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO

21ST CENTURY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MARSICO 21ST                                   LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                S&P 500 INDEX               FUNDS AVERAGE
                                                  --------------------            -------------          -----------------------
Apr. 10 2000                                              9425                        10000                       10000
                                                          8973                         9958                       10995
                                                          9500                         9861                       11440
                                                          8040                         9090                        9008
2001                                                      6569                         8013                        6855
                                                          6909                         8482                        7506
                                                          5598                         7238                        5568
                                                          6541                         8011                        6615
2002                                                      6654                         8033                        6365
                                                          6635                         6957                        5303
                                                          5815                         5756                        4438
                                                          5900                         6241                        4672
2003                                                      5834                         6044                        4638
                                                          7125                         6975                        5428
                                                          7785                         7159                        5691
                                                          8765                         8031                        6305
Mar. 31 2004                                              9142                         8167                        6477

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS MARSICO 21ST                                   LIPPER MULTI-CAP GROWTH
                                                      CENTURY FUND                S&P 500 INDEX               FUNDS AVERAGE
                                                  --------------------            -------------          -----------------------
Apr. 10, 2000                                             10000                       10000                       10000
                                                           9520                        9958                       10995
                                                          10080                        9861                       11440
                                                           8530                        9090                        9008
2001                                                       6970                        8013                        6855
                                                           7330                        8482                        7506
                                                           5940                        7238                        5568
                                                           6940                        8011                        6615
2002                                                       7060                        8033                        6365
                                                           7040                        6957                        5303
                                                           6170                        5756                        4438
                                                           6260                        6241                        4672
2003                                                       6190                        6044                        4638
                                                           7560                        6975                        5428
                                                           8260                        7159                        5691
                                                           9300                        8031                        6305
Mar. 31 2004                                               9700                        8167                        6477


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION         NAV**      MOP*
     (4/10/00 through
      3/31/04)              -0.76%     -2.23%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico 21st Century Fund from the inception of the share class. The S&P 500 Index is an unmanaged index of 500 widely held common stocks. Funds in the Lipper Multi-Cap Growth Funds Average invest in a variety of market capitalization ranges, without concentrating 75% of one market capitalization range. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                              INVESTOR A                INVESTOR B                INVESTOR C
                                          PRIMARY A       NAV**        MOP*         NAV**       CDSC***       NAV**       CDSC***
Inception date                            4/10/00              4/10/00                   4/10/00                   4/10/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                          57.05%        56.70%       47.64%       55.70%      50.70%        55.70%       54.70%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                     11.92%        11.65%        9.44%       10.83%      10.01%        10.83%       10.83%
SINCE INCEPTION                             -0.51%        -0.76%       -2.23%       -1.49%      -2.25%        -1.49%       -1.49%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS SMALL
COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SMALL COMPANY FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND THEIR OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Small&MidCap Growth Strategies Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Small Company Fund Investor A Shares provided shareholders with a total return of 51.00%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe the potential for above-average returns can be achieved through active, fundamentally driven investment management in small companies. Our strategy employs fundamental research to analyze revenue growth, margin potential, and returns on capital in order to assess a company's earnings growth and the sustainability of its business model. In addition, we overlay risk management and liquidity management tools throughout the process. We look for securities that meet several criteria including: projected growth in profits greater than industry and peers, an identified catalyst for improving fundamentals, and an attractive valuation. We adhere to a style consistent and disciplined investment process that is driven by bottom-up fundamental research.

                           Determining the appropriate valuation is a key component of our process. We use a variety of valuation techniques, depending on the industry, to assess the relative attractiveness of a stock. These include price-to-earnings ("P/E"), P/E to growth rate, earnings yield (inverse of the P/E), and discounted cash flow. Individual security weightings are based on our level of conviction and outlook for a company's growth prospects, sustainability, valuation, liquidity, and overall risk management of the portfolio. Security selections focus on companies with steady growth prospects, successful business models, and attractive valuations.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           For the period ending March 31, 2004, Nations Small Company Fund (Investor A shares) returned 51.00%, compared with a return of 63.16% for its benchmark, the Russell 2000 Growth Index.***

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other services providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Russell 2000 Growth Index, an unmanaged index, measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           SHARE PRICES OF SMALL-CAPITALIZATION STOCKS TEND TO BE MORE VOLATILE THAN
                           THOSE OF LARGER COMPANIES.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SMALL
COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT ECONOMIC FACTORS MOST INFLUENCED PERFORMANCE?

                           For small-cap portfolio managers it was an exceptional year, as absolute performance was unmatched by almost any other one-year time period. It was also an unusual year in that our benchmark, the Russell 2000 Growth Index, outperformed nearly 75% of active small-cap growth managers. The benchmark's performance was fueled by smaller capitalization, lower priced stocks, and more speculative, lower quality companies. We believe that owning such companies has historically not been in the best long term interest of our shareholders, so we are pleased with the Fund's strong absolute gains and how we delivered them.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO FUND PERFORMANCE?+

                           Consumer cyclicals was the Fund's most effective sector during the period. Performance was especially notable in the education, gaming, and restaurant industries. Workplace trends that encouraged professional development, career-switching and continuing education benefited Career Education Corporation and Education Management Corporation. Shuffle Master, Inc. was a leading contributor as the company continued to report solid earnings, diversify its revenue sources, and maintain and strengthen its market leading position in the gaming equipment industry. Shares of Red Robin Gourmet Burgers Company, Inc. and RARE Hospitality International, Inc. rose as both companies reported same store sales growth and expanded the number of their units.

                           The financials sector also produced strong results during the period. Stock selection was especially effective in the banking, asset management and mortgage-related finance industries. City National Corporation gained as investors rewarded the bank's leverage to an improving economy, improving credit outlook, and asset-sensitive balance sheet. Affiliated Managers Group, Inc. and Boston Private Financial Holdings, Inc. posted solid returns, garnering increased management fees in a rising market environment. Triad Guaranty, Inc.'s stock rose as the company benefited from slower refinancing activity.

                           From a stock specific perspective, two of our top holdings performed especially well. Shares of Martek Biosciences Corporation, a pharmaceutical company that specializes in infant formula oils, and VCA Antech, Inc., a leader in the veterinary services market, doubled during the year. We have been long-time holders of both stocks and once again benefited from the companies' sound business models, steady and consistent execution, and favorable outlooks.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO FUND PERFORMANCE?

                           Both an underweight and our positioning within the technology sector hurt the Fund's relative performance. Although the majority of our technology holdings advanced, sector gains for the benchmark were led by lower quality, more speculative stocks that typically do not meet our investment criteria. Within the portfolio, shares of Tier Technologies, Inc. fell when the company announced that it would be difficult to predict the effect of federal, state, and local government budget shortfalls on its business. Portal Software declined, as management was unable to execute a change in the company's business model.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS SMALL
COMPANY FUND

SMALL&MIDCAP GROWTH STRATEGIES TEAM COMMENTARY continued


                           WHAT IS YOUR OUTLOOK FOR THE YEAR AHEAD AND HOW ARE YOU POSITIONING THE FUND?

                           We remain optimistic about the outlook for small-cap stocks. We believe small-caps could continue to outperform the market if interest rates remain low and merger and acquisition activity continues. We think earnings and sales growth are likely to remain better than other asset classes thanks to the healthy economy. At the same time, we are cognizant that performance may slow if the Federal Reserve Board starts to raise interest rates and the dollar continues to weaken. In the past, small-cap outperformance has weakened in the second year of an economic expansion. Nevertheless, we feel the positives more than offset any real or psychological negatives, and we are looking forward to another solid year for small-capitalization stocks.

                           We continue to position the Fund with high quality securities, weighted according to our conviction about each company's outlook, and with attention to the overall risk management of the portfolio. Security selections will continue to focus on companies with steady growth prospects, successful business models, and attractive valuations.

NATIONS SMALL COMPANY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 8.3%  Pharmaceuticals
 8.0%  Health services
 7.5%  Software
 7.3%  Diversified electronics
 7.1%  Semiconductors
 6.4%  Medical devices and supplies
 4.8%  Computer services
 3.4%  Finance - Miscellaneous
 3.4%  Housing and furnishings
40.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Respironics, Inc.                       2.3%
                                                                            -------------------------------------------------
                                                                              2  VCA Antech, Inc.                        2.3%
                                                                            -------------------------------------------------
                                                                              3  Affiliated Managers Group, Inc.         1.9%
                                                                            -------------------------------------------------
                                                                              4  City National Corporation               1.8%
                                                                            -------------------------------------------------
                                                                              5  Tuesday Morning Corporation             1.7%
                                                                            -------------------------------------------------
                                                                              6  Martek Biosciences Corporation          1.7%
                                                                            -------------------------------------------------
                                                                              7  Radio One, Inc., Class D                1.7%
                                                                            -------------------------------------------------
                                                                              8  Hyperion Solutions Corporation          1.6%
                                                                            -------------------------------------------------
                                                                              9  Province Healthcare Company             1.6%
                                                                            -------------------------------------------------
                                                                             10  Red Robin Gourmet Burgers, Inc.         1.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SMALL COMPANY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS SMALL COMPANY                                  LIPPER SMALL-CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH FUND          FUNDS AVERAGE
                                                  ---------------------     ------------------------     -----------------------
Dec. 12 1995                                               9425                       10000                       10000
                                                           9313                       10213                        9879
1996                                                      11169                       11302                       11719
                                                          13343                       12710                       13707
1998                                                      13506                       12812                       14486
                                                          20868                       18258                       23438
2000                                                      20486                       14119                       22278
                                                          17984                       12770                       19874
2002                                                      12955                        8906                       13967
                                                          17768                       13229                       20163
Mar. 31 2004                                              18456                       13967                       20962

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                  NATIONS SMALL COMPANY                                  LIPPER SMALL-CAP GROWTH
                                                          FUND              RUSSELL 2000 GROWTH FUND          FUNDS AVERAGE
                                                  ---------------------     ------------------------     -----------------------
Dec. 12 1995                                              10000                       10000                       10000
                                                           9881                       10213                        9879
1996                                                      11850                       11302                       11719
                                                          14157                       12710                       13707
1998                                                      14330                       12812                       14486
                                                          22141                       18258                       23438
2000                                                      21736                       14119                       22278
                                                          19081                       12770                       19874
2002                                                      13745                        8906                       13967
                                                          18852                       13229                       20163
Mar. 31 2004                                              19582                       13967                       20962


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (12/12/95 through
      3/31/04)              8.43%     7.66%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Small Company Fund from the inception of the share class. The Russell 2000 Growth Index is an unmanaged index which measures the performance of those securities in the Russell 2000 Index with higher price-to-book ratios and higher forecasted growth rates. Funds in the Lipper Small-Cap Growth Funds Average invest at least 75% of their equity assets in small-capitalization companies that typically have above-average price-to-earnings and price-to-book ratios compared to the S&P Small Cap 600 Index. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                12/12/95            12/12/95                12/12/95                  9/22/97
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                              51.38%       51.00%      42.29%      49.84%      44.84%       49.90%      48.90%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                          3.89%        3.62%       1.60%       2.82%       1.87%        2.83%       2.83%
5 YEARS                                          8.57%        8.31%       7.03%       7.53%       7.23%        7.53%       7.53%
SINCE INCEPTION                                  8.74%        8.43%       7.66%       7.69%       7.69%        3.16%       3.16%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 12.1%
            BROADCASTING AND CABLE -- 0.7%
 444,450    The Walt Disney Company.......................................   $   11,107
                                                                             ----------
            COMMERCIAL BANKING -- 0.7%
 198,300    Wells Fargo & Company.........................................       11,238
                                                                             ----------
            COMMERCIAL SERVICES -- 0.8%
 600,000    Cendant Corporation...........................................       14,634
                                                                             ----------
            COMPUTER SERVICES -- 0.5%
 176,000    Automatic Data Processing, Inc. ..............................        7,392
                                                                             ----------
            CONGLOMERATES -- 0.5%
 260,000    Tyco International Ltd. ......................................        7,449
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 2.3%
 121,130    3M Company....................................................        9,917
 130,000    Actuant Corporation, Class A!!................................        5,100
 104,000    Danaher Corporation...........................................        9,710
 340,000    General Electric Company......................................       10,376
  80,000    Kaydon Corporation............................................        2,202
  20,000    Roper Industries, Inc. .......................................          965
                                                                             ----------
                                                                                 38,270
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
  98,000    Cinergy Corporation...........................................        4,007
 379,924    NiSource Inc. ................................................        8,074
                                                                             ----------
                                                                                 12,081
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.6%
 140,000    Moody's Corporation...........................................        9,912
                                                                             ----------
            FOOD PRODUCTS -- 0.2%
  61,600    Wm. Wrigley Jr. Company(a)....................................        3,642
                                                                             ----------
            HEAVY MACHINERY -- 0.8%
 205,000    Cummins, Inc. ................................................       11,982
                                                                             ----------
            INTEGRATED OIL -- 0.5%
  25,000    ChevronTexaco Corporation.....................................        2,195
 100,000    Kerr-McGee Corporation........................................        5,150
                                                                             ----------
                                                                                  7,345
                                                                             ----------
            LODGING AND RECREATION -- 0.2%
 190,000    Hilton Hotels Corporation.....................................        3,088
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
 200,000    Hanover Compressor Company!!(a)...............................        2,418
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.4%
 550,000    Corning Inc.!!................................................        6,149
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            OILFIELD SERVICES -- 1.4%
 300,000    Halliburton Company...........................................   $    9,117
 435,000    Pride International, Inc.!!...................................        7,421
 310,000    Rowan Companies, Inc.!!.......................................        6,538
                                                                             ----------
                                                                                 23,076
                                                                             ----------
            RESTAURANTS -- 0.6%
 320,000    McDonald's Corporation........................................        9,142
                                                                             ----------
            SEMICONDUCTORS -- 0.3%
  86,000    Analog Devices, Inc. .........................................        4,129
                                                                             ----------
            SOFTWARE -- 0.4%
 230,000    Microsoft Corporation.........................................        5,743
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.2%
 232,318    Crown Castle International Corporation!!......................        2,934
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $156,784).............................................      191,731
                                                                             ----------
PRINCIPAL
 AMOUNT
 (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 59.1%
            AEROSPACE AND DEFENSE -- 0.3%
$  4,180    L-3 Communications Holdings, Inc.,
              4.000% 09/15/11@............................................        4,854
                                                                             ----------
            AIRLINES -- 0.7%
  12,930    Northwest Airlines Corporation,
              7.625% 11/15/23(a)..........................................       11,459
                                                                             ----------
            AUTOMOTIVE -- 0.9%
   6,210    American Axle & Manufacturing Holdings, Inc.,
              2.000% 02/15/24@(a).........................................        6,280
   7,836    Tower Automotive Inc.,
              5.000% 08/01/04 (a).........................................        7,522
                                                                             ----------
                                                                                 13,802
                                                                             ----------
            BROADCASTING AND CABLE -- 3.0%
   5,970    Citadel Broadcasting Corporation,
              1.875% 02/15/11@............................................        5,754
   6,925    Liberty Media Corporation,
              0.750% 03/30/23(a)..........................................        7,860
   1,975    Liberty Media Corporation,
              3.500% 01/15/31(a)..........................................        1,805
   7,255    Liberty Media Corporation,
              3.500% 01/15/31@............................................        6,629

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$ 12,310    Liberty Media Corporation,
              3.250% 03/15/31(a)..........................................   $   11,771
  12,835    The Walt Disney Company,
              2.125% 04/15/23(a)..........................................       14,182
                                                                             ----------
                                                                                 48,001
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.6%
   6,461    Millennium Chemicals, Inc.,
              4.000% 11/15/23@............................................        9,070
                                                                             ----------
            COMPUTER SERVICES -- 2.8%
   8,282    Ciber, Inc.,
              2.875% 12/15/23@(a).........................................        9,214
  11,910    DST Systems Inc.,
              4.125% 08/15/23(a)..........................................       14,992
  12,940    Electronic Data Systems Corporation,
              3.875% 07/15/23@............................................       12,778
   3,850    The BISYS Group, Inc.,
              4.000% 03/15/06@............................................        3,869
   3,925    The BISYS Group, Inc.,
              4.000% 03/15/06.............................................        3,945
                                                                             ----------
                                                                                 44,798
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.1%
  13,925    Eastman Kodak Company,
              3.375% 10/15/33@(a).........................................       16,101
   1,990    Safeguard Scientifics, Inc.,
              2.625% 03/15/24@(a).........................................        1,664
                                                                             ----------
                                                                                 17,765
                                                                             ----------
            CONGLOMERATES -- 2.7%
  12,750    Tyco International Group,
              2.750% 01/15/18.............................................       17,340
  17,350    Tyco International Group,
              3.125% 01/15/23.............................................       25,353
                                                                             ----------
                                                                                 42,693
                                                                             ----------
            CONSTRUCTION -- 0.7%
  10,395    Fluor Corporation,
              1.500% 02/15/24(a)..........................................       10,512
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.9%
  12,400    American Express Company,
              1.850% 12/01/33@(a).........................................       13,857
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 1.8%
   6,205    Actuant Corporation,
              2.000% 11/15/23@............................................        7,601
   5,715    Kaydon Corporation,
              4.000% 05/23/23.............................................        6,594
   7,897    Lennox International Inc.,
              6.250% 06/01/09.............................................       10,405
   9,860    Roper Industries, Inc.,
              1.481% 01/15/34(a)..........................................        4,264
                                                                             ----------
                                                                                 28,864
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            EDUCATION -- 0.8%
$    970    School Specialty, Inc.,
              6.000% 08/01/08.............................................   $    1,122
   5,330    School Specialty, Inc.,
              6.000% 08/01/08@............................................        6,163
   4,900    School Specialty, Inc.,
              3.750% 08/01/23.............................................        5,647
                                                                             ----------
                                                                                 12,932
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 4.3%
   8,925    CenterPoint Energy, Inc.,
              3.750% 05/15/23@............................................       10,253
      90    CenterPoint Energy, Inc.,
              3.750% 05/15/23.............................................          103
   2,979    CenterPoint Energy, Inc.,
              2.875% 01/15/24@............................................        3,195
  12,832    Dominion Resources, Inc.,
              2.125% 12/15/23(a)..........................................       13,233
  14,745    Duke Energy Corporation,
              1.750% 05/15/23.............................................       15,868
  12,890    PPL Energy Supply LLC,
              2.625% 05/15/23@(a).........................................       13,534
   4,871    PPL Energy Supply LLC,
              2.625% 05/15/23.............................................        5,115
   5,950    Reliant Resources, Inc.,
              5.000% 08/15/10(a)..........................................        7,244
                                                                             ----------
                                                                                 68,545
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 0.7%
   2,000    Massey Energy Company,
              4.750% 05/15/23@............................................        2,895
   5,450    Massey Energy Company,
              4.750% 05/15/23.............................................        7,889
                                                                             ----------
                                                                                 10,784
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.9%
   4,225    Devon Energy Corporation,
              4.950% 08/15/08.............................................        4,341
   8,925    Kerr-McGee Corporation,
              5.250% 02/15/10.............................................        9,583
                                                                             ----------
                                                                                 13,924
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 1.1%
  15,780    Providian Financial Corporation,
              2.750% 03/15/16(a)..........................................       16,727
                                                                             ----------
            FOOD PRODUCTS -- 0.3%
   4,000    Bunge Ltd.,
              3.750% 11/15/22.............................................        5,485
                                                                             ----------
            HEALTH SERVICES -- 1.9%
  15,880    Health Management Associates, Inc.,
              1.500% 08/01/23.............................................       17,845
  12,890    Lincare Holdings Inc.,
              3.000% 06/15/33@(a).........................................       13,051
                                                                             ----------
                                                                                 30,896
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            HOUSEHOLD PRODUCTS -- 0.8%
$  4,915    Church & Dwight Co., Inc.,
              5.250% 08/15/33.............................................   $    6,009
   1,925    RPM International Inc.,
              1.389% 05/13/33(a)..........................................        1,049
  10,890    RPM International, Inc.,
              1.389% 05/13/33@............................................        5,935
                                                                             ----------
                                                                                 12,993
                                                                             ----------
            INSURANCE -- 0.6%
   5,850    PMI Group Inc.,
              2.500% 07/15/21@............................................        6,406
   3,000    PMI Group, Inc.,
              2.500% 07/15/21.............................................        3,285
                                                                             ----------
                                                                                  9,691
                                                                             ----------
            LODGING AND RECREATION -- 1.5%
   6,952    Fairmont Hotels & Resorts, Inc.,
              3.750% 12/01/23@............................................        7,195
  14,803    Hilton Hotels Corporation,
              3.375% 04/15/23(a)..........................................       15,877
                                                                             ----------
                                                                                 23,072
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   2,890    Bausch & Lomb Inc.,
              1.710% 08/01/23(a)..........................................        3,674
   1,950    Charles River Labs Inc.,
              3.500% 02/01/22(a)..........................................        2,325
   3,480    Charles River Labs Inc.,
              3.500% 02/01/22@............................................        4,150
   2,000    Fisher Scientific International, Inc.,
              2.500% 10/01/23(a)..........................................        2,785
   3,962    Fisher Scientific International, Inc.,
              3.250% 03/01/24(a)..........................................        4,210
  14,890    Invitrogen Corporation,
              2.000% 08/01/23.............................................       19,059
                                                                             ----------
                                                                                 36,203
                                                                             ----------
            METALS AND MINING -- 2.3%
  10,710    Freeport-McMoran Copper & Gold, Inc.,
              7.000% 02/11/11(a)..........................................       17,270
   4,994    Inco Ltd.,
              1.000% 03/14/23@(a).........................................        6,467
   1,875    Inco Ltd.,
              3.500% 03/14/52(a)..........................................        2,789
   8,435    Placer Dome, Inc.,
              2.750% 10/15/23@(a).........................................       10,428
                                                                             ----------
                                                                                 36,954
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.6%
   6,950    Dynegy Inc.,
              4.750% 08/15/23(a)..........................................        8,879
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.2%
  11,910    American Tower Corporation,
              3.250% 08/01/10(a)..........................................       14,783
   3,980    Lucent Technologies Inc.,
              8.000% 08/01/31.............................................        4,761
                                                                             ----------
                                                                                 19,544
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            OILFIELD SERVICES -- 2.8%
$ 15,925    Halliburton Company,
              3.125% 07/15/23.............................................   $   17,876
   8,226    Hanover Compressor Company,
              4.750% 03/15/08(a)..........................................        7,774
   3,451    Hanover Compressor Company,
              4.750% 01/15/14(a)..........................................        4,098
  13,900    Pride International, Inc.,
              3.250% 05/01/33(a)..........................................       14,560
                                                                             ----------
                                                                                 44,308
                                                                             ----------
            PACKAGING AND CONTAINERS -- 1.2%
  17,910    Sealed Air Corporation,
              3.000% 06/30/33.............................................       18,806
                                                                             ----------
            PHARMACEUTICALS -- 6.9%
     995    Amylin Pharmaceuticals, Inc.,
              2.500% 04/15/11@............................................          995
   2,975    Cell Therapeutic, Inc.,
              4.000% 07/01/10@............................................        2,752
   3,950    Cephalon Inc.,
              2.500% 12/15/06(a)..........................................        3,911
   7,820    Cubist Pharmaceuticals,
              5.500% 11/01/08(a)..........................................        7,097
  11,185    Enzon Pharmaceuticals Inc.,
              4.500% 07/01/08.............................................       10,765
  17,413    Genzyme Corporation,
              1.250% 12/01/23@(a).........................................       17,760
   2,880    ICOS Corporation,
              2.000% 07/01/23@............................................        2,714
   9,880    ICOS Corporation,
              2.000% 07/01/23.............................................        9,312
   5,700    IVAX Corporation,
              4.500% 05/15/08@............................................        5,764
   3,483    IVAX Corporation,
              1.500% 03/01/24@(a).........................................        3,592
   6,950    Sepracor Inc.,
              5.000% 02/15/07(a)..........................................        7,089
  18,200    Teva Pharmaceutical Industries, Ltd.,
              0.500% 02/01/24(a)..........................................       18,859
   9,340    Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................        8,873
   9,925    Wyeth,
              0.716% 01/15/24@............................................        9,988
                                                                             ----------
                                                                                109,471
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 1.0%
  14,795    Lamar Advertising Company,
              2.875% 12/31/10(a)..........................................       16,016
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 1.7%
$  5,875    GATX Corporation,
              7.500% 02/01/07@............................................   $    6,639
   1,805    GATX Corporation,
              7.500% 02/01/07.............................................        2,040
   3,952    GATX Corporation,
              5.000% 08/15/23.............................................        4,752
   5,935    Yellow Corporation,
              5.000% 08/08/23(a)..........................................        7,693
   5,760    Yellow Corporation,
              3.375% 11/25/23@(a).........................................        6,509
                                                                             ----------
                                                                                 27,633
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 1.1%
  17,040    Host Marriott LP,
              3.250% 04/15/24@(a).........................................       17,125
                                                                             ----------
            RETAIL -- SPECIALTY -- 1.5%
   5,980    Dick's Sporting Goods, Inc.,
              1.606% 02/18/24@............................................        4,328
   6,720    J.C. Penney Company, Inc.,
              5.000% 10/15/08@............................................        8,518
   9,920    Saks Inc.,
              2.000% 03/15/24@(a).........................................       10,502
                                                                             ----------
                                                                                 23,348
                                                                             ----------
            SEMICONDUCTORS -- 2.3%
   4,915    Agere Systems Inc.,
              6.500% 12/15/09(a)..........................................        6,949
   3,080    Conexant Systems, Inc.,
              4.000% 02/01/07(a)..........................................        3,034
   7,920    LSI Logic Corporation,
              4.000% 05/15/10@............................................        9,029
  12,880    Vishay Intertechnology Inc.,
              3.625% 08/01/23(a)..........................................       17,548
                                                                             ----------
                                                                                 36,560
                                                                             ----------
            SOFTWARE -- 1.6%
   4,290    Acxiom Corporation,
              3.750% 02/15/09@............................................        5,443
   5,382    BEA Systems, Inc.,
              4.000% 12/15/06(a)..........................................        5,402
   1,900    Fair Issac Corporation,
              1.500% 08/15/23(a)..........................................        2,069
  11,910    Fair Issac Corporation,
              1.500% 08/15/23@............................................       12,967
                                                                             ----------
                                                                                 25,881
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 4.2%
   8,410    Andrew Corporation,
              3.250% 08/15/13.............................................       13,078
  25,175    AT&T Corporation -- Liberty Media Group,
              4.000% 11/15/29.............................................       19,039
   2,900    CenturyTel Inc.,
              4.750% 08/01/32.............................................        3,110
   7,425    Commonwealth Telephone Enterprises, Inc.,
              3.250% 07/15/23.............................................        7,713

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$  5,805    Harris Corporation,
              3.500% 08/15/22.............................................   $    7,430
   3,000    Level 3 Communications, Inc.,
              6.000% 09/15/09(a)..........................................        1,830
   4,983    Level 3 Communications, Inc.,
              6.000% 03/15/10(a)..........................................        2,977
  11,560    Nextel Communications, Inc., Class A,
              5.250% 01/15/10.............................................       11,618
                                                                             ----------
                                                                                 66,795
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $844,136).............................................      938,247
                                                                             ----------
 SHARES
---------
            CONVERTIBLE PREFERRED STOCKS -- 27.1%
            AEROSPACE AND DEFENSE -- 1.1%
  40,000    Northrop Grumman Corporation, 7.00%...........................        5,170
  80,350    Northrop Grumman Corporation, 7.25%...........................        8,307
  68,500    Raytheon Company..............................................        3,490
                                                                             ----------
                                                                                 16,967
                                                                             ----------
            AUTOMOTIVE -- 1.8%
  74,000    Ford Motor Company Capital Trust II...........................        3,926
 611,050    General Motors Corporation....................................       18,704
 233,300    General Motors Corporation, Series B..........................        5,949
                                                                             ----------
                                                                                 28,579
                                                                             ----------
            BEVERAGES -- 0.4%
 210,350    Constellation Brands, Inc.(a).................................        6,447
                                                                             ----------
            COMMERCIAL BANKING -- 2.2%
 376,200    Sovereign Capital Trust IV!!..................................       18,621
 145,000    Washington Mutual Capital Trust I.............................        8,593
 116,600    Washington Mutual Inc. .......................................        6,910
                                                                             ----------
                                                                                 34,124
                                                                             ----------
            COMMERCIAL SERVICES -- 0.5%
 138,680    Cendant Corporation(a)........................................        7,222
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
 147,590    Xerox Corporation.............................................       19,777
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.8%
  44,700    Doral Financial Corporation...................................       12,306
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CONSUMER SERVICES -- 0.2%
  42,755    Allied Waste Industries, Inc. ................................   $    3,123
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 1.9%
 288,200    Ameren Corporation............................................        8,055
 194,510    Cinergy Corporation(a)........................................       12,576
 330,000    Duke Energy Corporation(a)....................................        4,884
 175,300    PPL Corporation, Series B.....................................        3,900
                                                                             ----------
                                                                                 29,415
                                                                             ----------
            ENERGY -- MISCELLANEOUS -- 1.1%
  43,750    Arch Coal, Inc. ..............................................        3,761
  97,800    Williams Companies, Inc. .....................................        6,259
 119,100    Williams Companies, Inc.@(a)..................................        7,623
                                                                             ----------
                                                                                 17,643
                                                                             ----------
            HEALTH SERVICES -- 1.5%
  70,200    Anthem, Inc. .................................................        7,375
 255,850    Omnicare, Inc.(a).............................................       16,758
                                                                             ----------
                                                                                 24,133
                                                                             ----------
            HEAVY MACHINERY -- 1.0%
  42,000    Cummins Capital Trust I@......................................        2,924
 179,200    Cummins Capital Trust I(a)....................................       12,477
                                                                             ----------
                                                                                 15,401
                                                                             ----------
            INSURANCE -- 3.0%
 208,360    Hartford Financial Services Group, Inc. ......................       13,283
 228,625    Prudential Financial Inc. ....................................       15,688
  66,000    Reinsurance Group of America Inc. ............................        3,894
 632,950    XL Capital Ltd. ..............................................       16,236
                                                                             ----------
                                                                                 49,101
                                                                             ----------
            INVESTMENT SERVICES -- 0.8%
 294,000    Citigroup Global Markets Holdings Inc. .......................       12,427
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 1.1%
 315,560    Baxter International Inc.!!(a)................................       17,040
                                                                             ----------
            METALS AND MINING -- 0.9%
 148,300    Freeport-McMoran Copper & Gold Inc.@(a).......................       14,515
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            OIL AND GAS -- 2.9%
 276,080    Amerada Hess Corporation......................................   $   17,435
 100,000    Chesapeake Energy Corporation, 4.125%@(a).....................       10,375
  57,510    Chesapeake Energy Corporation, 5%.............................        6,362
 145,650    Chesapeake Energy Corporation, 6%@............................       10,815
  46,200    Southern Union Company........................................        2,762
                                                                             ----------
                                                                                 47,749
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 1.0%
 172,500    Boise Cascade Corporation.....................................        8,772
 111,400    Temple-Inland Inc. ...........................................        6,372
                                                                             ----------
                                                                                 15,144
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 1.0%
 266,500    Interpublic Group of Companies, Inc. .........................       15,278
                                                                             ----------
            SEMICONDUCTORS -- 0.5%
 154,990    Motorola, Inc. ...............................................        7,526
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.2%
 150,800    Alltel Corporation............................................        7,649
 116,000    CenturyTel, Inc. .............................................        2,782
 188,700    Citizens Utilities Trust(a)...................................        9,831
 336,185    Crown Castle International Corporation........................       15,254
                                                                             ----------
                                                                                 35,516
                                                                             ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $378,880).............................................      429,433
                                                                             ----------
 SHARES
 (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 19.8%
              (Cost $314,060)
 314,060    Nations Cash Reserves, Capital Class Shares#..................      314,060
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Convertible Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $1,693,860*)................................     118.1%  $1,873,471
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (18.1)%
            Receivable for investment securities sold.....................   $   17,271
            Receivable for Fund shares sold...............................        2,326
            Dividends receivable..........................................          688
            Interest receivable...........................................        6,858
            Collateral on securities loaned...............................     (301,537)
            Payable for Fund shares redeemed..............................       (3,185)
            Investment advisory fee payable...............................         (870)
            Administration fee payable....................................         (308)
            Shareholder servicing and distribution fees payable...........         (278)
            Due to custodian..............................................       (4,633)
            Payable for investment securities purchased...................       (3,170)
            Accrued Trustees' fees and expenses...........................          (78)
            Accrued expenses and other liabilities........................         (259)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (287,175)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,586,296
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    1,602
            Accumulated net realized loss on investments sold.............      (11,093)
            Net unrealized appreciation of investments....................      179,611
            Paid-in capital...............................................    1,416,176
                                                                             ----------
            NET ASSETS....................................................   $1,586,296
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($962,283,901 / 55,551,916 shares outstanding)..............       $17.32
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($398,485,157 /
              22,999,473 shares outstanding)..............................       $17.33
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $18.39

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($154,321,541 / 9,000,770 shares outstanding)...............       $17.15
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($71,205,387 / 4,112,727 shares outstanding)................       $17.31
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $301,537.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $270,217 and $295,460, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.3%
            ASSET-BACKED -- AUTO LOANS -- 2.1%
$     700   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    721
      460   AmeriCredit Automobile Receivables Trust, Series 2004-BM,
              Class A3,
              2.070% 08/06/08.............................................        460
      337   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................        338
      532   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05.............................................        537
      450   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................        471
      267   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07.............................................        271
      318   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................        323
    1,048   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07.............................................      1,057
                                                                             --------
                                                                                4,178
                                                                             --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.7%
      125   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................        125
      621   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08.............................................        628
      500   Citibank Credit Card Master Trust I, Series 1999-5, Class A,
              6.100% 05/15/08.............................................        544
                                                                             --------
                                                                                1,297
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
       58   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................         58
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.5%
      900   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................        934
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $6,329)...............................................      6,467
                                                                             --------
                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 63.6%
            AEROSPACE AND DEFENSE -- 1.5%
   10,562   Boeing Company................................................   $    434
   17,951   Goodrich (BF) Corporation.....................................        504
   14,313   Rockwell Collins, Inc. .......................................        452
   17,735   United Technologies Corporation...............................      1,531
                                                                             --------
                                                                                2,921
                                                                             --------
            AUTOMOTIVE -- 0.8%
   50,243   Ford Motor Company............................................        682
   15,786   Lear Corporation..............................................        978
                                                                             --------
                                                                                1,660
                                                                             --------
            BEVERAGES -- 1.7%
   11,457   Anheuser-Busch Companies, Inc. ...............................        584
   17,824   Coca-Cola Company.............................................        897
   41,378   Pepsi Bottling Group, Inc.##..................................      1,231
   13,792   PepsiCo, Inc. ................................................        743
                                                                             --------
                                                                                3,455
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
    9,997   Clear Channel Communications, Inc. ...........................        423
   25,745   Comcast Corporation, Class A!!................................        718
    6,469   The E.W. Scripps Company, Class A.............................        654
   34,975   Time Warner Inc.!!............................................        590
   25,132   Viacom Inc., Class B..........................................        985
                                                                             --------
                                                                                3,370
                                                                             --------
            BUILDING MATERIALS -- 0.5%
    4,188   American Standard Companies Inc.!!............................        476
   11,545   Martin Marietta Materials, Inc. ..............................        533
                                                                             --------
                                                                                1,009
                                                                             --------
            CHEMICALS -- BASIC -- 0.3%
    8,831   PPG Industries, Inc. .........................................        515
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.4%
   21,642   Monsanto Company..............................................        794
                                                                             --------
            COMMERCIAL BANKING -- 7.5%
   15,775   Bank One Corporation..........................................        860
   34,507   Charter One Financial, Inc. ..................................      1,220
   76,519   Citigroup Inc.##..............................................      3,956
   13,593   City National Corporation.....................................        814
   18,250   Comerica Inc. ................................................        991
   23,389   Hibernia Corporation, Class A.................................        549
   26,082   J.P. Morgan Chase & Company...................................      1,094
   13,880   PNC Financial Services Group..................................        769
   66,602   US Bancorp....................................................      1,842
   26,937   Wachovia Corporation..........................................      1,266
   22,968   Washington Mutual, Inc. ......................................        981
   13,973   Zions Bancorporation..........................................        799
                                                                             --------
                                                                               15,141
                                                                             --------
            COMMERCIAL SERVICES -- 0.2%
   13,828   Waste Management, Inc. .......................................        417
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.8%
    9,233   Affiliated Computer Services, Inc., Class A!!.................   $    479
   35,966   Convergys Corporation!!.......................................        547
   12,746   First Data Corporation........................................        537
                                                                             --------
                                                                                1,563
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.5%
    8,953   Dell Inc.!!...................................................        301
   15,846   Hewlett-Packard Company.......................................        362
   19,144   International Business Machines Corporation##.................      1,758
   10,952   Pitney Bowes Inc. ............................................        467
                                                                             --------
                                                                                2,888
                                                                             --------
            CONGLOMERATES -- 0.4%
   14,260   Pentair, Inc. ................................................        841
                                                                             --------
            CONSTRUCTION -- 0.2%
   10,239   Jacobs Engineering Group Inc.!!...............................        457
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 1.6%
   11,294   Fannie Mae....................................................        840
   12,187   Freddie Mac...................................................        720
   59,747   MBNA Corporation##............................................      1,650
                                                                             --------
                                                                                3,210
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 1.2%
   39,485   Wal-Mart Stores, Inc. ........................................      2,357
                                                                             --------
            DIVERSIFIED ELECTRONICS -- 1.1%
    9,026   Cooper Industries, Ltd. ......................................        516
   34,499   Flextronics International Ltd.!!..............................        594
    8,148   Harris Corporation............................................        394
   42,728   Symbol Technologies, Inc. ....................................        590
                                                                             --------
                                                                                2,094
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 2.5%
    6,038   3M Company....................................................        494
  107,449   General Electric Company##....................................      3,280
   25,581   Harsco Corporation............................................      1,164
                                                                             --------
                                                                                4,938
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.4%
   94,089   AES Corporation!!.............................................        803
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 1.0%
   15,068   DTE Energy Company............................................        620
   12,864   Entergy Corporation...........................................        765
   10,434   FPL Group, Inc. ..............................................        698
                                                                             --------
                                                                                2,083
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.5%
   11,857   Anadarko Petroleum Corporation................................        615
    9,660   Newfield Exploration Company!!................................        463
                                                                             --------
                                                                                1,078
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- 1.2%
   16,491   Affiliated Managers Group, Inc.!!.............................   $    900
   10,383   Capital One Financial Corporation.............................        783
   13,340   H&R Block, Inc. ..............................................        681
                                                                             --------
                                                                                2,364
                                                                             --------
            FOOD AND DRUG STORES -- 0.5%
   14,128   SUPERVALU Inc. ...............................................        431
   33,755   The Kroger Company!!..........................................        562
                                                                             --------
                                                                                  993
                                                                             --------
            FOOD PRODUCTS -- 1.1%
   25,286   Kellogg Company...............................................        992
   63,781   Tyson Foods Inc., Class A##...................................      1,151
                                                                             --------
                                                                                2,143
                                                                             --------
            HEALTH SERVICES -- 1.3%
   22,257   Health Net Inc.!!.............................................        555
    6,343   Quest Diagnostics Inc. .......................................        525
   21,321   Triad Hospitals, Inc.!!.......................................        657
   14,080   UnitedHealth Group Inc. ......................................        908
                                                                             --------
                                                                                2,645
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.9%
   12,811   Procter & Gamble Company......................................      1,344
   10,020   The Estee Lauder Companies Inc., Class A......................        444
                                                                             --------
                                                                                1,788
                                                                             --------
            HOUSING AND FURNISHING -- 0.9%
    8,844   Lennar Corporation, Class A...................................        478
    6,698   Mohawk Industries Inc.!!......................................        552
   16,956   The Stanley Works.............................................        723
                                                                             --------
                                                                                1,753
                                                                             --------
            INSURANCE -- 4.2%
   18,688   ACE Ltd. .....................................................        797
    5,692   Aetna Inc. ...................................................        511
   13,033   Ambac Financial Group, Inc. ..................................        962
   24,407   American International Group, Inc.##..........................      1,741
   11,191   Endurance Specialty Holdings Ltd. ............................        398
   10,140   Hartford Financial Services Group, Inc. ......................        646
   12,874   Lincoln National Corporation..................................        609
   13,064   Prudential Financial, Inc. ...................................        585
   15,887   The PMI Group, Inc. ..........................................        594
   41,362   Travelers Property Casualty Corporation, Class B..............        714
   49,888   UnumProvident Corporation.....................................        730
                                                                             --------
                                                                                8,287
                                                                             --------
            INTEGRATED OIL -- 4.1%
    8,808   Apache Corporation............................................        380
   18,856   ChevronTexaco Corporation.....................................      1,655
   13,412   ConocoPhillips................................................        936
   78,730   Exxon Mobil Corporation.......................................      3,275
   27,861   Marathon Oil Corporation......................................        938
    5,689   Sunoco, Inc. .................................................        355
   10,472   Valero Energy Corporation.....................................        628
                                                                             --------
                                                                                8,167
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 1.5%
    8,647   Goldman Sachs Group, Inc. ....................................   $    902
    9,253   Lehman Brothers Holdings Inc. ................................        767
   20,754   Merrill Lynch & Company, Inc. ................................      1,236
                                                                             --------
                                                                                2,905
                                                                             --------
            LODGING AND RECREATION -- 1.4%
   15,933   Brunswick Corporation.........................................        651
   12,651   Harrah's Entertainment, Inc. .................................        694
   13,828   Mandalay Resort Group(a)......................................        791
   35,341   Mattel, Inc. .................................................        652
                                                                             --------
                                                                                2,788
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   14,556   Abbott Laboratories...........................................        598
   27,477   Boston Scientific Corporation!!...............................      1,164
   45,461   Johnson & Johnson.............................................      2,306
    7,993   Respironics, Inc.!!...........................................        432
                                                                             --------
                                                                                4,500
                                                                             --------
            METALS AND MINING -- 0.3%
   17,287   Alcoa Inc. ...................................................        600
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
   77,982   Cisco Systems, Inc.!!.........................................      1,834
   53,061   Motorola, Inc. ...............................................        934
   65,886   Tellabs, Inc.!!...............................................        569
                                                                             --------
                                                                                3,337
                                                                             --------
            PACKAGING AND CONTAINERS -- 0.5%
   15,221   Ball Corporation..............................................      1,032
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.4%
    6,526   Temple-Inland Inc. ...........................................        413
    7,239   Weyerhaeuser Company..........................................        475
                                                                             --------
                                                                                  888
                                                                             --------
            PHARMACEUTICALS -- 4.3%
   30,066   Amgen Inc.!!..................................................      1,749
   18,207   Bristol-Myers Squibb Company..................................        441
    9,985   Eli Lilly and Company.........................................        668
   13,962   Express Scripts, Inc.!!.......................................      1,041
   11,179   Merck & Company, Inc. ........................................        494
   92,173   Pfizer Inc. ..................................................      3,232
   29,100   Shire Pharmaceuticals Group plc, ADR!!........................        856
                                                                             --------
                                                                                8,481
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.7%
    9,156   Dow Jones & Company, Inc. ....................................        439
   11,325   McGraw-Hill Companies, Inc. ..................................        862
                                                                             --------
                                                                                1,301
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.5%
   13,775   United Parcel Service, Inc., Class B..........................        962
                                                                             --------
            RESTAURANTS -- 0.3%
   27,231   Darden Restaurants, Inc. .....................................        675
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 2.7%
   83,700   Agere Systems Inc., Class A!!.................................   $    269
   86,937   Intel Corporation.............................................      2,364
   13,104   Integrated Device Technology, Inc.!!..........................        197
   15,822   Lam Research Corporation!!....................................        399
   46,836   Texas Instruments Inc. .......................................      1,369
   22,478   Xilinx, Inc.!!................................................        854
                                                                             --------
                                                                                5,452
                                                                             --------
            SOFTWARE -- 2.7%
    9,462   Intuit Inc.!!.................................................        425
  112,322   Microsoft Corporation##.......................................      2,804
   54,843   Network Associates, Inc.!!....................................        987
   24,023   Quest Software, Inc.!!........................................        393
   16,738   Symantec Corporation!!........................................        775
                                                                             --------
                                                                                5,384
                                                                             --------
            SPECIALTY STORES -- 1.6%
   15,737   Barnes & Noble, Inc.!!........................................        513
   22,090   Home Depot, Inc. .............................................        825
   35,353   Limited Brands................................................        707
   24,645   Sherwin-Williams Company......................................        947
   10,038   Staples, Inc.!!...............................................        255
                                                                             --------
                                                                                3,247
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 2.0%
   29,099   BellSouth Corporation.........................................        806
   38,681   Nextel Communications, Inc., Class A!!........................        957
   35,030   SBC Communications Inc. ......................................        860
   36,651   Verizon Communications Inc. ..................................      1,338
                                                                             --------
                                                                                3,961
                                                                             --------
            TOBACCO -- 0.7%
   24,022   Altria Group, Inc. ...........................................      1,308
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $94,125)..............................................    126,555
                                                                             --------
PRINCIPAL
 AMOUNT
  (000)
---------
            CORPORATE BONDS AND NOTES -- 11.2%
            AEROSPACE AND DEFENSE -- 0.2%
$      79   Boeing Company,
              5.125% 02/15/13.............................................         82
       10   General Dynamics Corporation,
              4.500% 08/15/10.............................................         10
       51   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................         61
      101   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................        120
       73   Raytheon Company,
              5.375% 04/01/13.............................................         76
                                                                             --------
                                                                                  349
                                                                             --------
            AUTOMOTIVE -- 0.7%
      199   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................        201
      137   Delphi Corporation,
              6.125% 05/01/04.............................................        137

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AUTOMOTIVE -- (CONTINUED)
$     224   Ford Motor Company,
              7.450% 07/16/31.............................................   $    224
      362   Ford Motor Credit Company,
              5.800% 01/12/09.............................................        373
      115   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................        124
       77   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................         84
      143   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................        158
       14   General Motors Corporation,
              8.250% 07/15/23.............................................         16
                                                                             --------
                                                                                1,317
                                                                             --------
            BEVERAGES -- 0.1%
       91   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................         97
      171   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................        177
                                                                             --------
                                                                                  274
                                                                             --------
            BROADCASTING AND CABLE -- 0.5%
       59   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................         64
       78   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................         90
      218   Liberty Media Corporation,
              3.500% 09/25/06.............................................        223
       51   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         71
       72   The Walt Disney Company, MTN,
              5.500% 12/29/06(a)..........................................         77
       54   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................         62
       88   Time Warner Inc.,
              9.125% 01/15/13.............................................        113
      142   Time Warner Inc.,
              7.625% 04/15/31.............................................        166
       61   Viacom Inc., Class B,
              5.625% 05/01/07.............................................         66
                                                                             --------
                                                                                  932
                                                                             --------
            CHEMICALS -- BASIC -- 0.1%
       44   The Dow Chemical Company,
              6.125% 02/01/11.............................................         49
       50   The Dow Chemical Company,
              7.375% 11/01/29.............................................         58
                                                                             --------
                                                                                  107
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
       63   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................         65
       38   Eastman Chemical Company,
              3.250% 06/15/08.............................................         38
       18   Monsanto Company,
              4.000% 05/15/08.............................................         18

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            CHEMICALS -- SPECIALTY -- (CONTINUED)
$      49   Praxair, Inc.,
              4.750% 07/15/07.............................................   $     52
       68   Praxair, Inc.,
              6.500% 03/01/08.............................................         77
                                                                             --------
                                                                                  250
                                                                             --------
            COMMERCIAL BANKING -- 1.9%
      122   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................        125
      310   Bank One Corporation,
              6.000% 08/01/08##...........................................        345
      286   Citigroup Inc.,
              7.250% 10/01/10.............................................        341
       78   Citigroup Inc.,
              6.000% 02/21/12.............................................         88
       69   City National Corporation,
              5.125% 02/15/13.............................................         71
       84   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................         91
      133   Golden West Financial Corporation,
              4.750% 10/01/12.............................................        138
      210   J.P. Morgan Chase & Co.,
              7.250% 06/01/07.............................................        240
       67   Key Bank N.A.,
              7.000% 02/01/11.............................................         78
      101   Mellon Funding Corporation,
              6.700% 03/01/08.............................................        115
      186   National City Bank,
              4.625% 05/01/13.............................................        187
      102   PNC Funding Corporation,
              7.000% 09/01/04.............................................        104
      153   PNC Funding Corporation,
              5.750% 08/01/06.............................................        165
      161   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................        176
       71   Regions Financial Corporation,
              7.750% 09/15/24.............................................         89
       53   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................         54
       69   The Bank of New York, Inc.,
              3.900% 09/01/07.............................................         72
      203   Union Planters Corporation,
              4.375% 12/01/10.............................................        207
      189   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................        217
      240   Wachovia Corporation,
              3.500% 08/15/08.............................................        244
       64   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................         65
      180   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................        195
      195   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................        191
      199   Wells Fargo Financial, Inc.,
              4.875% 06/12/07.............................................        214
                                                                             --------
                                                                                3,812
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL SERVICES -- 0.1%
$     118   Waste Management, Inc.,
              7.375% 08/01/10.............................................   $    139
                                                                             --------
            COMPUTER SERVICES -- 0.0%+
       52   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................         52
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.2%
      212   Hewlett-Packard Company,
              5.750% 12/15/06.............................................        231
      104   International Business Machines Corporation,
              4.875% 10/01/06.............................................        111
       59   International Business Machines Corporation,
              6.500% 01/15/28.............................................         66
       33   International Business Machines Corporation,
              5.875% 11/29/32.............................................         34
                                                                             --------
                                                                                  442
                                                                             --------
            CONGLOMERATES -- 0.0%+
       66   General Electric Company,
              5.000% 02/01/13.............................................         69
                                                                             --------
            CONSTRUCTION -- 0.3%
      114   Beazer Homes USA, Inc.,
              6.500% 11/15/13@............................................        120
      156   D. R. Horton, Inc.,
              7.875% 08/15/11.............................................        182
       56   K. Hovnanian Enterprises Inc.,
              6.500% 01/15/14.............................................         57
      183   KB Home,
              5.750% 02/01/14@............................................        182
       97   Toll Brothers, Inc.,
              4.950% 03/15/14@............................................         96
                                                                             --------
                                                                                  637
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 0.3%
       48   American Express Company,
              5.500% 09/12/06.............................................         52
       56   American Express Company,
              3.750% 11/20/07.............................................         58
       50   American Express Credit Corporation,
              3.000% 05/16/08.............................................         50
       65   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................         64
      302   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................        324
                                                                             --------
                                                                                  548
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- 0.2%
$     100   Target Corporation,
              5.400% 10/01/08.............................................   $    109
       22   Target Corporation,
              5.375% 06/15/09.............................................         24
       66   Target Corporation,
              5.875% 03/01/12.............................................         73
      175   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................        189
       50   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................         51
                                                                             --------
                                                                                  446
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 0.0%+
       65   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................         66
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.7%
       46   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................         46
      135   Cinergy Corporation,
              6.250% 09/01/04.............................................        138
      108   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................        117
       35   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................         36
       18   New York State Electric & Gas,
              5.750% 05/01/23.............................................         18
       22   Ohio Edison Company,
              4.000% 05/01/08@............................................         22
       30   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................         30
       43   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................         43
       45   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................         48
      221   Progress Energy, Inc.,
              6.050% 04/15/07##...........................................        242
       41   PSEG Power LLC,
              5.500% 12/01/15.............................................         42
       57   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................         59
      181   TXU Energy Company,
              7.000% 03/15/13.............................................        207
      146   Westar Energy Inc.,
              9.750% 05/01/07.............................................        169
       73   Westar Energy, Inc.,
              7.875% 05/01/07.............................................         83
                                                                             --------
                                                                                1,300
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 0.5%
      250   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................        290
       35   Duquesne Light Company,
              6.700% 04/15/12.............................................         40

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
$      89   FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................   $     97
       39   FirstEnergy Corporation, Series C,
              7.375% 11/15/31.............................................         43
      134   MidAmerican Energy Holdings,
              5.000% 02/15/14@............................................        134
       51   Southern California Edison Company,
              5.000% 01/15/14.............................................         52
       34   Southern California Edison Company,
              6.000% 01/15/34.............................................         35
       96   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................        105
       52   Southern Power Company, Series B,
              6.250% 07/15/12.............................................         58
       93   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................        100
                                                                             --------
                                                                                  954
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.3%
      122   Devon Energy Corporation,
              7.950% 04/15/32.............................................        151
      206   Pioneer Natural Resources Company,
              6.500% 01/15/08.............................................        230
      175   XTO Energy, Inc.,
              7.500% 04/15/12.............................................        208
                                                                             --------
                                                                                  589
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 0.8%
      120   Associates Corporation of North America,
              6.950% 11/01/18.............................................        144
       87   CIT Group Inc.,
              7.375% 04/02/07.............................................         99
       42   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08.............................................         44
      307   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32##...........................................        355
      117   Household Finance Corporation,
              7.200% 07/15/06.............................................        130
      106   Household Finance Corporation,
              5.875% 02/01/09.............................................        117
       53   Household Finance Corporation,
              6.375% 11/27/12.............................................         60
       42   Household Finance Corporation,
              7.350% 11/27/32.............................................         51
       52   International Lease Finance Corporation,
              4.500% 05/01/08.............................................         55
      213   International Lease Finance Corporation,
              3.500% 04/01/09.............................................        212
       70   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................         71

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$      80   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................   $     88
       60   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................         78
                                                                             --------
                                                                                1,504
                                                                             --------
            FOOD AND DRUG STORES -- 0.2%
       42   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................         44
      202   Fred Meyer, Inc.,
              7.450% 03/01/08##...........................................        234
       19   The Kroger Company,
              6.800% 04/01/11.............................................         22
       23   The Kroger Company,
              6.750% 04/15/12.............................................         26
                                                                             --------
                                                                                  326
                                                                             --------
            FOOD PRODUCTS -- 0.0%+
       50   Unilever Capital Corporation,
              6.875% 11/01/05.............................................         54
                                                                             --------
            HEALTH SERVICES -- 0.2%
       82   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................         96
      193   Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................        210
       45   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................         51
                                                                             --------
                                                                                  357
                                                                             --------
            HEAVY MACHINERY -- 0.2%
      154   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................        167
      103   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06.............................................        103
      138   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05.............................................        142
                                                                             --------
                                                                                  412
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.0%+
       51   Proctor & Gamble Company,
              4.750% 06/15/07.............................................         55
                                                                             --------
            INSURANCE -- 0.4%
       37   Hartford Life, Inc.,
              7.375% 03/01/31.............................................         45
       31   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................         32
       70   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................         68
       30   MetLife, Inc.,
              5.375% 12/15/12.............................................         32

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
$      53   MetLife, Inc.,
              6.500% 12/15/32.............................................   $     59
       30   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................         33
      144   Principal Life Global,
              6.250% 02/15/12@............................................        163
       47   Progressive Corporation,
              6.250% 12/01/32.............................................         51
      212   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        240
       46   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................         46
       35   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................         35
       40   Unitrin Inc.,
              4.875% 11/01/10.............................................         42
                                                                             --------
                                                                                  846
                                                                             --------
            INTEGRATED OIL -- 0.2%
       60   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................         67
      167   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................        193
      194   USX Corporation,
              6.650% 02/01/06.............................................        210
                                                                             --------
                                                                                  470
                                                                             --------
            INVESTMENT SERVICES -- 0.9%
       64   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................         70
      185   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................        191
       25   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................         27
      104   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        116
       40   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................         42
      104   Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................        121
      169   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................        194
      129   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        134
      152   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................        174
       38   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................         46
      149   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................        166
       63   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................         64

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$     343   Morgan Stanley,
              5.300% 03/01/13##...........................................   $    360
       70   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................         79
                                                                             --------
                                                                                1,784
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 0.0%+
       62   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................         66
                                                                             --------
            METALS AND MINING -- 0.1%
      100   Alcoa Inc.,
              7.375% 08/01/10.............................................        120
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.1%
      113   NiSource Finance Corporation,
              5.400% 07/15/14.............................................        117
        3   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................          3
                                                                             --------
                                                                                  120
                                                                             --------
            NATURAL GAS PIPELINES -- 0.3%
      111   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................        119
      140   Duke Capital Corporation,
              4.370% 03/01/09.............................................        142
      241   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        251
      125   Teppco Partners, LP,
              7.625% 02/15/12.............................................        149
                                                                             --------
                                                                                  661
                                                                             --------
            OIL REFINING AND MARKETING -- 0.1%
       94   Valero Energy Corporation,
              6.875% 04/15/12.............................................        108
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.2%
       70   Champion International Corporation,
              7.350% 11/01/25.............................................         80
       61   International Paper Company,
              4.250% 01/15/09.............................................         63
       62   International Paper Company,
              5.850%** 10/30/12...........................................         67
       52   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................         58
       81   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................         98
                                                                             --------
                                                                                  366
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.1%
       58   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................         69
       20   News America Holdings Inc.,
              9.250% 02/01/13.............................................         26

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
$     116   News America Holdings Inc.,
              8.150% 10/17/36.............................................   $    147
        5   News America Inc.,
              6.550% 03/15/33.............................................          5
       14   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................         14
                                                                             --------
                                                                                  261
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      107   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................        125
                                                                             --------
            REAL ESTATE -- 0.1%
       94   EOP Operating LP,
              7.000% 07/15/11.............................................        109
      128   EOP Operating LP,
              4.750% 03/15/14.............................................        126
       16   ERP Operating LP,
              5.200% 04/01/13.............................................         17
                                                                             --------
                                                                                  252
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
      183   Camden Property Trust,
              5.375% 12/15/13.............................................        189
       58   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................         66
       59   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................         59
      165   iStar Financial, Inc.,
              4.875% 01/15/09@............................................        166
      161   Simon Property Group, Inc.,
              3.750% 01/30/09@............................................        164
                                                                             --------
                                                                                  644
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.7%
       24   AT&T Corporation,
              8.050% 11/15/11.............................................         28
       17   AT&T Corporation,
              8.750%** 11/15/31...........................................         20
       41   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................         50
       37   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................         48
      125   BellSouth Corporation,
              5.000% 10/15/06.............................................        133
       36   BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................         38
      255   SBC Communications Inc.,
              5.750% 05/02/06##...........................................        275
       24   Sprint Capital Corporation,
              6.125% 11/15/08.............................................         26
      134   Sprint Capital Corporation,
              8.375% 03/15/12.............................................        163

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$     116   Sprint Capital Corporation,
              8.750% 03/15/32.............................................   $    147
       28   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................         34
      224   Verizon New England Inc.,
              6.500% 09/15/11.............................................        253
      140   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................        151
                                                                             --------
                                                                                1,366
                                                                             --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $20,950)..............................................     22,180
                                                                             --------
            FOREIGN BONDS AND NOTES -- 1.2%
            BROADCASTING AND CABLE -- 0.0%+
       17   Rogers Cable Inc.,
              6.250% 06/15/13.............................................         18
                                                                             --------
            BUILDING MATERIALS -- 0.0%+
       68   Hanson Overseas BV,
              6.750% 09/15/05.............................................         73
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.0%+
       23   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................         23
                                                                             --------
            COMMERCIAL BANKING -- 0.1%
      114   Scotland International Finance,
              4.250% 05/23/13@............................................        112
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 0.1%
      169   Tyco International Group SA,
              6.375% 10/15/11.............................................        185
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
       59   Transalta Corporation,
              5.750% 12/15/13.............................................         61
                                                                             --------
            INTEGRATED OIL -- 0.2%
      137   BP Capital Markets,
              2.750% 12/29/06.............................................        140
      117   Conoco Funding Company,
              5.450% 10/15/06.............................................        126
      142   Conoco Funding Company,
              6.350% 10/15/11.............................................        163
       37   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................         39
                                                                             --------
                                                                                  468
                                                                             --------
            METALS AND MINING -- 0.2%
       47   Alcan Inc.,
              6.450% 03/15/11.............................................         54
       44   Alcan Inc.,
              7.250% 03/15/31.............................................         53

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            METALS AND MINING -- (CONTINUED)
$      48   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................   $     50
       72   Codelco Inc.,
              5.500% 10/15/13@............................................         75
       37   Placer Dome, Inc.,
              6.450% 10/15/35@............................................         40
       48   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................         47
                                                                             --------
                                                                                  319
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.1%
      105   Thomson Corporation,
              5.250% 08/15/13.............................................        112
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
       95   Canadian National Railway Company,
              6.900% 07/15/28.............................................        112
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 0.4%
       53   British Telecommunications, plc,
              8.375%** 12/15/10...........................................         65
       25   British Telecommunications, plc,
              8.875%** 12/15/30...........................................         33
      183   Deutsche Telekom International Finance BV,
              5.250% 07/22/13.............................................        191
      110   Deutsche Telekom International Finance BV,
              8.250% 06/15/30.............................................        144
      104   France Telecom SA,
              8.500% 03/01/31.............................................        141
       15   Intelsat Ltd.,
              6.500% 11/01/13.............................................         16
      253   Telus Corporation,
              7.500% 06/01/07.............................................        287
                                                                             --------
                                                                                  877
                                                                             --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $2,286)...............................................      2,360
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 12.2%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
       89   Fannie Mae, Series 2001-43, Class EG,
              6.500% 08/25/29.............................................         89
      260   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................        280
      279   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................        295
       56   FNMA, Series 1991-1, Class G,
              7.000% 01/25/21.............................................         60
      157   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................        157
      165   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................        166

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
$     360   Freddie Mac, Series 2632, Class YI, Interest only,
              5.500% 08/15/22.............................................   $     25
      315   Freddie Mac, Series 2664, Class IO, Interest only,
              5.500% 05/15/27.............................................         34
      353   Freddie Mac, Series 2692, Class IA, Interest only,
              5.500% 01/15/23.............................................         31
    6,036   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        216
   15,514   Vende Mortgage Trust, Series 1998-1, Class 2, Interest only,
              0.449%** 09/15/27(e)
              (purchased 02/26/98, cost $338).............................        168
   19,379   Vende Mortgage Trust, Series 1998-3, Class 1, Interest only,
              0.306%** 03/15/29(e)
              (purchased 09/24/98, cost $229).............................        143
                                                                             --------
                                                                                1,664
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.8%
        8     8.000% 07/01/10.............................................          9
      146     8.000% 09/01/25.............................................        159
      287     6.500% 07/01/29.............................................        302
    1,007     6.500% 11/01/32##...........................................      1,058
                                                                             --------
                                                                                1,528
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 8.9%
      184     8.500% 08/01/11.............................................        200
       61     7.500% 10/01/11.............................................         65
    1,342     4.375% 07/17/13.............................................      1,325
    7,218     5.000% 03/01/18(d)..........................................      7,420
      119     10.000% 09/01/18............................................        133
    1,299     6.500% 10/01/24.............................................      1,372
    1,710     6.500% 02/01/32(d)..........................................      1,796
       88     6.500% 07/01/32.............................................         92
       50     6.500% 05/01/33.............................................         53
    4,244     5.500% 07/01/33.............................................      4,351
      750     5.500% 10/01/33(d)..........................................        768
       80     3.199%** 08/01/36...........................................         82
                                                                             --------
                                                                               17,657
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.7%
        5     10.000% 02/15/16............................................          5
       77     7.500% 12/15/23.............................................         83
    3,177     5.500% 12/16/33(d)..........................................      3,268
                                                                             --------
                                                                                3,356
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $24,349)..............................................     24,205
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.7%
$     162   Hellenic Republic,
              6.950% 03/04/08.............................................   $    186
      169   Quebec (Province of),
              7.500% 09/15/29.............................................        220
      106   Region of Lombardy,
              5.804% 10/25/32.............................................        114
       45   Republic of Chile,
              5.500% 01/15/13.............................................         48
      123   Republic of Italy,
              2.750% 12/15/06.............................................        124
      190   Republic of Poland,
              5.250% 01/15/14.............................................        198
      196   United Mexican States,
              8.375% 01/14/11.............................................        239
       90   United Mexican States,
              6.375% 01/16/13.............................................         97
      191   United Mexican States,
              7.500% 04/08/33.............................................        208
                                                                             --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $1,338)...............................................      1,434
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 1.1%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.1%
      150     2.500% 03/15/06.............................................        152
                                                                             --------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.2%
      300     3.625% 11/14/08.............................................        309
      100     3.875% 06/14/13.............................................         98
                                                                             --------
                                                                                  407
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 0.3%
      180     5.125% 10/15/08.............................................        196
      172     4.500% 01/15/13.............................................        177
       98     4.875% 11/15/13.............................................        103
      100     6.750% 03/15/31.............................................        121
                                                                             --------
                                                                                  597
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.5%
      221     5.250% 01/15/09.............................................        243
      250     4.375% 03/15/13(a)..........................................        255
      500     4.125% 04/15/14.............................................        491
                                                                             --------
                                                                                  989
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $2,088)...............................................      2,145
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 3.6%
            U.S. TREASURY BONDS -- 1.1%
$   1,465     6.250% 08/15/23.............................................   $  1,741
      450     5.375% 02/15/31.............................................        491
                                                                             --------
                                                                                2,232
                                                                             --------
            U.S. TREASURY NOTES -- 2.5%
      250     1.500% 02/28/05.............................................        251
    1,300     1.625% 03/31/05##...........................................      1,306
    1,000     1.625% 04/30/05.............................................      1,005
      300     3.250% 08/15/07.............................................        311
    1,200     3.250% 01/15/09##...........................................      1,227
      150     3.000% 02/15/09.............................................        152
      700     4.250% 08/15/13.............................................        725
                                                                             --------
                                                                                4,977
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $7,133)...............................................      7,209
                                                                             --------
 SHARES
---------
            WARRANTS -- 0.0%+
              (Cost $0)
      195   Solutia Inc.,
              Expire 07/15/09!!(f)........................................          0++
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 10.5%
      402   High Yield Portfolio@@........................................      3,968
   17,002   Nations Cash Reserves, Capital Class Shares#..................     17,002
                                                                             --------
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $20,684)..............................................     20,970
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

Nations Asset Allocation Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
                                                                               (000)
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $179,282*)..................................     107.4%  $213,525
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (7.4)%
            Receivable for investment securities sold.....................   $  4,639
            Receivable for Fund shares sold...............................         12
            Dividends receivable..........................................        163
            Interest receivable...........................................        573
            Receivable for variation margin...............................         13
            Unrealized depreciation on swap contracts.....................         (2)
            Collateral on securities loaned...............................     (1,149)
            Payable for Fund shares redeemed..............................       (597)
            Investment advisory fee payable...............................        (85)
            Administration fee payable....................................        (37)
            Shareholder servicing and distribution fees payable...........        (83)
            Due to custodian..............................................         (2)
            Payable for investment securities purchased...................    (17,824)
            Accrued Trustees' fees and expenses...........................        (75)
            Accrued expenses and other liabilities........................       (185)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (14,639)
                                                                             --------
            NET ASSETS..........................................     100.0%  $198,886
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    104
            Accumulated net realized loss on investments sold, swaps,
              options
              and futures contracts.......................................    (46,922)
            Net unrealized appreciation of investments, swaps, options
              and futures contracts.......................................     34,301
            Paid-in capital...............................................    211,403
                                                                             --------
            NET ASSETS....................................................   $198,886
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($25,750,211 / 1,276,283 shares outstanding)................     $20.18
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($106,642,241 / 5,278,301 shares outstanding)...............     $20.20
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................     $21.43

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($64,121,972 / 3,199,191 shares outstanding)................     $20.04
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($2,371,888 / 118,450 shares outstanding)...................     $20.02
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

> Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 + Amount represents less than 0.1%.

++ Amount represents less than $500.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $1,149.

## All or a portion of security segregated as collateral for futures contracts and TBA.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $694 and $1,124, respectively.

(d)TBA -- Securities purchased on a forward commitment basis.

(e)Restricted and illiquid security.

 (f)
   Fair valued security (see Note 1).

ABBREVIATIONS:
MTN -- Medium Term Note
ADR -- American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 99.0%
            AEROSPACE AND DEFENSE -- 5.6%
  384,900   Boeing Company................................................   $   15,808
  376,500   Goodrich (BF) Corporation.....................................       10,568
  307,200   Lockheed Martin Corporation...................................       14,021
  133,000   Northrop Grumman Corporation..................................       13,090
  313,791   United Technologies Corporation...............................       27,080
                                                                             ----------
                                                                                 80,567
                                                                             ----------
            AIRLINES -- 0.6%
  317,000   AMR Corporation!!(a)..........................................        4,035
  634,800   Delta Air Lines, Inc.(a)......................................        5,028
                                                                             ----------
                                                                                  9,063
                                                                             ----------
            AUTOMOTIVE -- 0.5%
  157,700   General Motors Corporation(a).................................        7,428
                                                                             ----------
            BEVERAGES -- 2.1%
  363,051   Diageo plc, ADR(a)............................................       19,199
  208,289   PepsiCo, Inc. ................................................       11,216
                                                                             ----------
                                                                                 30,415
                                                                             ----------
            BROADCASTING AND CABLE -- 4.0%
  513,792   Clear Channel Communications, Inc. ...........................       21,759
  784,590   Comcast Corporation, Class A!!................................       21,874
  549,600   The Walt Disney Company.......................................       13,735
                                                                             ----------
                                                                                 57,368
                                                                             ----------
            CHEMICALS -- BASIC -- 2.4%
  307,300   PPG Industries, Inc. .........................................       17,916
  407,000   The Dow Chemical Company......................................       16,394
                                                                             ----------
                                                                                 34,310
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.1%
  352,700   Eastman Chemical Company......................................       15,053
                                                                             ----------
            COMMERCIAL BANKING -- 15.2%
  250,110   Charter One Financial, Inc. ..................................        8,844
1,316,224   Citigroup Inc. ...............................................       68,048
  242,000   Comerica Inc. ................................................       13,145
  491,700   J.P. Morgan Chase & Company...................................       20,627
  586,000   Mellon Financial Corporation..................................       18,336
1,477,093   US Bancorp....................................................       40,842
  481,900   Wachovia Corporation..........................................       22,649
  422,600   Wells Fargo & Company.........................................       23,949
                                                                             ----------
                                                                                216,440
                                                                             ----------
            COMMERCIAL SERVICES -- 1.7%
2,012,800   Solectron Corporation!!.......................................       11,131
  447,000   Waste Management, Inc. .......................................       13,490
                                                                             ----------
                                                                                 24,621
                                                                             ----------
            COMPUTER SERVICES -- 1.1%
1,115,000   Unisys Corporation!!..........................................       15,922
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.9%
1,121,280   Hewlett-Packard Company.......................................   $   25,610
  223,785   International Business Machines Corporation...................       20,552
  202,110   NCR Corporation=..............................................        8,905
                                                                             ----------
                                                                                 55,067
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 1.5%
  252,173   American Express Company......................................       13,075
  152,308   Freddie Mac...................................................        8,995
                                                                             ----------
                                                                                 22,070
                                                                             ----------
            CONSUMER SERVICES -- 1.4%
  788,700   Accenture Ltd.!!..............................................       19,560
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.7%
  717,226   The May Department Stores Company.............................       24,802
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 2.1%
  895,559   Honeywell International Inc. .................................       30,315
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
1,002,200   AES Corporation!!.............................................        8,549
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 5.6%
  393,200   American Electric Power Company, Inc. ........................       12,944
  112,239   Dominion Resources, Inc. .....................................        7,217
  331,500   DTE Energy Company............................................       13,641
  529,110   Duke Energy Corporation.......................................       11,958
  418,800   FirstEnergy Corporation.......................................       16,367
  125,300   FPL Group, Inc. ..............................................        8,376
  312,250   PG & E Corporation!!..........................................        9,046
                                                                             ----------
                                                                                 79,549
                                                                             ----------
            FINANCIAL SERVICES -- 1.0%
  364,500   CIT Group Inc. ...............................................       13,869
                                                                             ----------
            FOOD AND DRUG STORES -- 0.7%
  635,750   The Kroger Company!!..........................................       10,579
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.5%
  111,220   Kimberly-Clark Corporation....................................        7,018
                                                                             ----------
            INSURANCE -- 6.5%
  463,000   ACE Ltd. .....................................................       19,752
  221,800   Aetna Inc. ...................................................       19,900
  213,413   American International Group, Inc. ...........................       15,227

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
  293,600   Hartford Financial Services Group, Inc. ......................   $   18,702
1,128,684   Travelers Property Casualty Corporation, Class A..............       19,357
                                                                             ----------
                                                                                 92,938
                                                                             ----------
            INTEGRATED OIL -- 9.0%
  356,401   BP Amoco plc, ADR.............................................       18,248
  162,938   ChevronTexaco Corporation.....................................       14,303
  295,194   ConocoPhillips................................................       20,607
1,374,900   Exxon Mobil Corporation.......................................       57,182
  322,400   Marathon Oil Corporation......................................       10,855
  176,771   Occidental Petroleum Corporation..............................        8,140
                                                                             ----------
                                                                                129,335
                                                                             ----------
            INVESTMENT SERVICES -- 3.0%
  168,800   Goldman Sachs Group, Inc. ....................................       17,614
   81,500   Lehman Brothers Holdings Inc. ................................        6,754
  304,343   Merrill Lynch & Company, Inc. ................................       18,127
                                                                             ----------
                                                                                 42,495
                                                                             ----------
            LODGING AND RECREATION -- 1.6%
  288,049   Carnival Corporation..........................................       12,936
  232,000   Starwood Hotels & Resorts Worldwide, Inc. ....................        9,396
                                                                             ----------
                                                                                 22,332
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 1.8%
  311,700   Abbott Laboratories...........................................       12,811
  410,200   Baxter International Inc. ....................................       12,671
                                                                             ----------
                                                                                 25,482
                                                                             ----------
            OILFIELD SERVICES -- 2.8%
  472,000   ENSCO International Inc. .....................................       13,296
  345,419   Nabors Industries, Ltd.!!.....................................       15,803
  630,500   Pride International, Inc.!!...................................       10,756
                                                                             ----------
                                                                                 39,855
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 1.0%
  336,223   International Paper Company...................................       14,209
                                                                             ----------
            PHARMACEUTICALS -- 4.0%
  364,100   Bristol-Myers Squibb Company..................................        8,822
  301,700   Merck & Company, Inc. ........................................       13,332
  573,140   Pfizer Inc. ..................................................       20,089
  360,900   Watson Pharmaceuticals, Inc.!!................................       15,443
                                                                             ----------
                                                                                 57,686
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.7%
  327,105   CSX Corporation...............................................   $    9,908
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 2.4%
  470,200   Archstone-Smith Trust.........................................       13,876
  727,895   Equity Office Properties Trust................................       21,028
                                                                             ----------
                                                                                 34,904
                                                                             ----------
            RESTAURANTS -- 1.2%
  590,300   McDonald's Corporation........................................       16,865
                                                                             ----------
            SEMICONDUCTORS -- 1.6%
2,640,912   Agere Systems Inc., Class A!!.................................        8,477
  269,200   ASML Holding NV!!.............................................        4,934
  377,400   Fairchild Semiconductor Corporation, Class A!!................        9,070
                                                                             ----------
                                                                                 22,481
                                                                             ----------
            SPECIALTY STORES -- 1.8%
1,290,600   Limited Brands................................................       25,812
                                                                             ----------
            STEEL -- 1.0%
  222,900   Nucor Corporation.............................................       13,704
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 4.6%
  516,660   BellSouth Corporation.........................................       14,306
  573,015   SBC Communications Inc. ......................................       14,062
1,011,548   Verizon Communications Inc. ..................................       36,962
                                                                             ----------
                                                                                 65,330
                                                                             ----------
            TOBACCO -- 2.7%
  718,148   Altria Group, Inc. ...........................................       39,103
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,208,848)...........................................    1,415,004
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 4.1%
              (Cost $58,976)
   58,976   Nations Cash Reserves, Capital Class Shares#..................       58,976
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $1,267,824*)................................     103.1%  $1,473,980
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (3.1)%
            Receivable for investment securities sold.....................   $    3,518
            Receivable for Fund shares sold...............................        3,957
            Dividends receivable..........................................        2,860
            Interest receivable...........................................            3
            Receivable from administrator.................................           71
            Collateral on securities loaned...............................      (30,829)
            Payable for Fund shares redeemed..............................       (1,414)
            Investment advisory fee payable...............................         (945)
            Shareholder servicing and distribution fees payable...........         (143)
            Payable for investment securities purchased...................      (21,484)
            Accrued Trustees' fees and expenses...........................         (137)
            Accrued expenses and other liabilities........................         (192)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (44,735)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,429,245
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    1,166
            Accumulated net realized loss on investments sold and
              options.....................................................      (60,973)
            Net unrealized appreciation of investments....................      206,156
            Paid-in capital...............................................    1,282,896
                                                                             ----------
            NET ASSETS....................................................   $1,429,245
                                                                             ==========


                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,101,871,860 / 92,960,322 shares outstanding)............       $11.85
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($211,227,514 /
              17,842,463 shares outstanding)..............................       $11.84
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $12.56

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($87,313,880 / 7,574,153 shares outstanding)................       $11.53
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($28,831,606 / 2,503,065 shares outstanding)................       $11.52
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $30,829.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $34,332 and $30,062, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 96.2%
            AEROSPACE AND DEFENSE -- 3.0%
  180,600   Goodrich (BF) Corporation.....................................   $    5,070
   50,400   Northrop Grumman Corporation..................................        4,960
  159,300   Rockwell Collins, Inc. .......................................        5,035
                                                                             ----------
                                                                                 15,065
                                                                             ----------
            AIRLINES -- 0.5%
  179,700   AMR Corporation!!.............................................        2,288
                                                                             ----------
            AUTOMOTIVE -- 0.8%
   91,500   Navistar International Corporation!!..........................        4,195
                                                                             ----------
            BEVERAGES -- 0.5%
   84,500   Pepsi Bottling Group, Inc. ...................................        2,514
                                                                             ----------
            BUILDING MATERIALS -- 0.9%
  101,300   Martin Marietta Materials, Inc. ..............................        4,676
                                                                             ----------
            CHEMICALS -- BASIC -- 1.0%
  127,100   Rohm & Haas Company...........................................        5,064
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.9%
  119,800   Eastman Chemical Company......................................        5,113
  129,100   International Flavors & Fragrances, Inc. .....................        4,583
                                                                             ----------
                                                                                  9,696
                                                                             ----------
            COMMERCIAL BANKING -- 9.5%
  179,510   Charter One Financial, Inc. ..................................        6,348
   86,900   City National Corporation.....................................        5,205
  112,400   Comerica Inc. ................................................        6,106
  149,300   Compass Bancshares, Inc. .....................................        6,191
  268,900   Hibernia Corporation, Class A.................................        6,316
  126,700   Marshall and Ilsley Corporation...............................        4,791
   77,400   Mercantile Bankshares Corporation.............................        3,326
  164,600   Sovereign Bancorp, Inc. ......................................        3,526
  107,850   Zions Bancorporation..........................................        6,169
                                                                             ----------
                                                                                 47,978
                                                                             ----------
            COMMERCIAL SERVICES -- 3.3%
  304,300   Allied Waste Industries, Inc.!!...............................        4,050
  203,600   Ingram Micro, Inc.!!..........................................        3,685
  226,400   United Rentals, Inc.!!........................................        4,023
  170,400   Waste Management, Inc. .......................................        5,143
                                                                             ----------
                                                                                 16,901
                                                                             ----------
            COMPUTER SERVICES -- 2.3%
  149,800   Computer Sciences Corporation!!...............................        6,041
  400,000   Unisys Corporation!!..........................................        5,712
                                                                             ----------
                                                                                 11,753
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.6%
  187,400   Pitney Bowes Inc. ............................................        7,985
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            CONGLOMERATES -- 1.2%
  158,200   Fluor Corporation.............................................   $    6,121
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.4%
  210,000   The May Department Stores Company.............................        7,262
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 2.7%
   93,500   Cooper Industries, Ltd. ......................................        5,347
  282,200   Flextronics International Ltd.!!..............................        4,859
   74,725   Harris Corporation............................................        3,617
                                                                             ----------
                                                                                 13,823
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 3.4%
   58,400   Harsco Corporation............................................        2,657
  117,700   Kennametal Inc. ..............................................        4,857
  118,050   Mueller Industries, Inc. .....................................        4,013
  243,800   Pall Corporation..............................................        5,532
                                                                             ----------
                                                                                 17,059
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.0%
  348,300   AES Corporation!!.............................................        2,971
   85,300   Consolidated Edison, Inc. ....................................        3,762
   63,900   NSTAR.........................................................        3,241
                                                                             ----------
                                                                                  9,974
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 6.3%
  144,800   American Electric Power Company, Inc. ........................        4,767
   51,425   Dominion Resources, Inc. .....................................        3,307
  148,200   DTE Energy Company............................................        6,098
   79,500   Entergy Corporation...........................................        4,730
  165,100   FirstEnergy Corporation.......................................        6,452
  136,000   PPL Corporation...............................................        6,202
                                                                             ----------
                                                                                 31,556
                                                                             ----------
            FINANCIAL SERVICES -- 1.0%
  133,100   CIT Group Inc. ...............................................        5,064
                                                                             ----------
            FOOD AND DRUG STORES -- 2.1%
  352,200   SUPERVALU Inc. ...............................................       10,756
                                                                             ----------
            HEALTH SERVICES -- 0.6%
  100,000   Triad Hospitals, Inc.!!.......................................        3,082
                                                                             ----------
            HEAVY MACHINERY -- 1.0%
   91,300   Parker-Hannifin Corporation...................................        5,158
                                                                             ----------
            HOUSING AND FURNISHING -- 1.1%
  129,000   The Stanley Works.............................................        5,506
                                                                             ----------
            INSURANCE -- 7.2%
  117,200   ACE Ltd. .....................................................        5,000
   57,800   Aetna Inc. ...................................................        5,186
   32,700   Ambac Financial Group, Inc. ..................................        2,413
  177,100   Endurance Specialty Holdings Ltd. ............................        6,294

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 0w77,700   Hartford Financial Services Group, Inc. ......................   $    4,949
  119,800   John Hancock Financial Services, Inc. ........................        5,234
  112,000   Lincoln National Corporation..................................        5,300
  133,600   UnumProvident Corporation.....................................        1,955
                                                                             ----------
                                                                                 36,331
                                                                             ----------
            INTEGRATED OIL -- 2.8%
  153,500   Marathon Oil Corporation......................................        5,168
  109,200   Occidental Petroleum Corporation..............................        5,029
   61,400   Sunoco, Inc. .................................................        3,830
                                                                             ----------
                                                                                 14,027
                                                                             ----------
            INVESTMENT SERVICES -- 1.3%
   43,100   Legg Mason, Inc. .............................................        3,999
   29,200   Lehman Brothers Holdings Inc. ................................        2,420
                                                                             ----------
                                                                                  6,419
                                                                             ----------
            LODGING AND RECREATION -- 4.8%
  137,450   Brunswick Corporation.........................................        5,612
  111,300   Carnival Corporation..........................................        4,998
  226,500   Hilton Hotels Corporation.....................................        3,681
   54,500   Mandalay Resort Group.........................................        3,121
  182,650   Mattel, Inc. .................................................        3,368
   88,300   Starwood Hotels & Resorts Worldwide, Inc. ....................        3,576
                                                                             ----------
                                                                                 24,356
                                                                             ----------
            METALS AND MINING -- 2.4%
  131,125   Arch Coal, Inc. ..............................................        4,116
  123,375   Newmont Mining Corporation....................................        5,753
   28,900   Phelps Dodge Corporation!!....................................        2,360
                                                                             ----------
                                                                                 12,229
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.5%
   78,600   Sempra Energy.................................................        2,499
                                                                             ----------
            OILFIELD SERVICES -- 2.5%
  163,200   Baker Hughes Inc. ............................................        5,954
   76,900   ENSCO International Inc. .....................................        2,166
  254,200   Varco International, Inc.!!...................................        4,578
                                                                             ----------
                                                                                 12,698
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.7%
  398,700   Crown Holdings, Inc.!!........................................        3,716
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.1%
  296,100   Smurfit-Stone Container Corporation!!.........................        5,208
   85,075   Temple-Inland Inc. ...........................................        5,389
                                                                             ----------
                                                                                 10,597
                                                                             ----------
            PHARMACEUTICALS -- 1.6%
  119,900   Shire Pharmaceuticals Group plc, ADR!!........................        3,529
  106,700   Watson Pharmaceuticals, Inc.!!................................        4,565
                                                                             ----------
                                                                                  8,094
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 2.2%
  135,000   Dow Jones & Company, Inc. ....................................   $    6,467
  313,300   Interpublic Group of Companies, Inc.!!........................        4,819
                                                                             ----------
                                                                                 11,286
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 3.3%
  167,950   CSX Corporation...............................................        5,087
  184,100   GATX Corporation..............................................        4,081
  345,100   Norfolk Southern Corporation..................................        7,624
                                                                             ----------
                                                                                 16,792
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 4.8%
  138,000   Archstone-Smith Trust.........................................        4,072
  132,600   Arden Realty, Inc. ...........................................        4,287
   89,475   Avalonbay Communities, Inc. ..................................        4,794
   97,500   Boston Properties, Inc. ......................................        5,295
  186,400   Equity Residential Properties Trust...........................        5,565
                                                                             ----------
                                                                                 24,013
                                                                             ----------
            RESTAURANTS -- 1.2%
  161,800   Brinker International, Inc.!!.................................        6,137
                                                                             ----------
            SEMICONDUCTORS -- 3.7%
  578,793   Agere Systems Inc., Class A!!.................................        1,858
   96,400   ASML Holding NV!!.............................................        1,767
  162,500   Fairchild Semiconductor Corporation, Class A!!................        3,905
  253,500   Integrated Device Technology, Inc.!!..........................        3,803
   66,400   Lam Research Corporation!!....................................        1,674
  167,050   Tektronix, Inc. ..............................................        5,463
                                                                             ----------
                                                                                 18,470
                                                                             ----------
            SOFTWARE -- 1.6%
  204,700   Network Associates, Inc.!!....................................        3,685
  228,400   PeopleSoft, Inc.!!............................................        4,223
                                                                             ----------
                                                                                  7,908
                                                                             ----------
            SPECIALTY STORES -- 3.8%
  148,900   Abercrombie & Fitch Company...................................        5,039
  420,900   Limited Brands................................................        8,418
  143,900   Sherwin-Williams Company......................................        5,530
                                                                             ----------
                                                                                 18,987
                                                                             ----------
            STEEL -- 1.1%
   87,300   Nucor Corporation.............................................        5,367
                                                                             ----------
            TOBACCO -- 0.5%
   64,600   UST Inc. .....................................................        2,332
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $392,867).............................................      485,734
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 0.9%
            AIRLINES -- 0.5%
$   1,000   Delta Air Lines, Inc.,
              8.000% 06/03/23.............................................   $      740
    2,000   Delta Air Lines, Inc.,
              8.000% 06/03/23@............................................        1,480
                                                                             ----------
                                                                                  2,220
                                                                             ----------
            AUTOMOBILES -- 0.4%
    2,000   Navistar Financial Corporation
              4.750% 04/01/09.............................................        2,138
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $4,310)...............................................        4,358
                                                                             ----------
 SHARES
--------
            CONVERTIBLE PREFERRED STOCKS -- 1.8%
            CONSUMER SERVICES -- 0.5%
   31,758   Allied Waste Industries, Inc. ................................        2,320
                                                                             ----------
            INSURANCE -- 0.8%
   41,600   Hartford Financial Services Group, Inc. ......................        2,652
   62,940   UnumProvident Corporation.....................................        1,994
                                                                             ----------
                                                                                  4,646
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.5%
   40,000   Interpublic Group of Companies, Inc. .........................        2,293
                                                                             ----------
            TOTAL CONVERTIBLE PREFERRED STOCKS
              (Cost $7,588)...............................................        9,259
                                                                             ----------
 SHARES
  (000)
--------
            AFFILIATED INVESTMENT COMPANIES -- 0.9%
              (Cost $4,483)
    4,483   Nations Cash Reserves, Capital Class Shares#..................        4,483
                                                                             ----------

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
----------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $409,248*)..................................      99.8%  $  503,834
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................       0.2%
            Receivable for investment securities sold.....................   $    6,960
            Receivable for Fund shares sold...............................          503
            Dividends receivable..........................................          783
            Interest receivable...........................................          133
            Payable for Fund shares redeemed..............................         (786)
            Investment advisory fee payable...............................         (274)
            Administration fee payable....................................          (97)
            Shareholder servicing and distribution fees payable...........           (5)
            Payable for investment securities purchased...................       (6,147)
            Accrued Trustees' fees and expenses...........................          (15)
            Accrued expenses and other liabilities........................         (107)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................          948
                                                                             ----------
            NET ASSETS..........................................     100.0%  $  504,782
                                                                             ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $        1
            Accumulated net realized gain on investments sold.............       17,104
            Net unrealized appreciation of investments....................       94,586
            Paid-in capital...............................................      393,091
                                                                             ----------
            NET ASSETS....................................................   $  504,782
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                                VALUE
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($492,326,619 / 38,498,630 shares outstanding)..............       $12.79
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($8,121,059 / 635,792 shares outstanding)...................       $12.77
                                                                             ==========

            Maximum sales charge..........................................        5.75%
            Maximum offering price per share..............................       $13.55

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($3,649,873 / 287,523 shares outstanding)...................       $12.70
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($684,283 / 53,757 shares outstanding)......................       $12.73
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          COMMON STOCKS -- 97.6%
          AEROSPACE AND DEFENSE -- 1.4%
121,800   AAR Corporation!!.............................................   $  1,496
 26,400   MTC Technologies, Inc.!!......................................        663
                                                                           --------
                                                                              2,159
                                                                           --------
          AIRLINES -- 0.8%
116,700   Northwest Airlines Corporation!!(a)...........................      1,180
                                                                           --------
          APPAREL AND TEXTILES -- 3.0%
 37,600   Brown Shoe Company, Inc. .....................................      1,370
 23,500   Carter's Inc.!!...............................................        672
 59,700   Phillips-Van Heusen Corporation...............................      1,104
 69,600   Quiksilver, Inc.!!............................................      1,521
                                                                           --------
                                                                              4,667
                                                                           --------
          AUTOMOTIVE -- 2.4%
 14,800   Borg Warner Inc. .............................................      1,255
195,909   Collins & Aikman Corporation!!(a).............................      1,078
 74,300   Cooper Tire & Rubber Company..................................      1,497
                                                                           --------
                                                                              3,830
                                                                           --------
          BROADCASTING AND CABLE -- 1.4%
163,300   Charter Communications, Inc., Class A!!(a)....................        769
 62,500   Emmis Communications Corporation!!............................      1,488
                                                                           --------
                                                                              2,257
                                                                           --------
          CHEMICALS -- SPECIALTY -- 1.9%
184,400   Crompton Corporation..........................................      1,176
125,300   Millennium Chemicals Inc. ....................................      1,872
                                                                           --------
                                                                              3,048
                                                                           --------
          COMMERCIAL BANKING -- 10.8%
 89,100   BankAtlantic Bancorp, Inc. ...................................      1,512
 85,900   Brookline Bancorp, Inc. ......................................      1,370
125,000   Cardinal Financial Corporation!!..............................      1,200
 80,400   Colonial BancGroup, Inc. .....................................      1,487
 18,100   Community Bank Systems, Inc. .................................        838
 75,436   First Niagara Financial Group, Inc. ..........................      1,030
 44,300   First Republic Bank...........................................      1,709
 42,100   First State Bancorporation....................................      1,299
 31,800   Fulton Financial Corporation..................................        708
 46,400   Independent Bank Corporation..................................      1,406
 59,400   Prosperity Bancshares, Inc. ..................................      1,399
 48,900   Sterling Bancorp..............................................      1,425
 52,160   Summit Bancshares, Inc. ......................................      1,571
                                                                           --------
                                                                             16,954
                                                                           --------
          COMMERCIAL SERVICES -- 4.9%
164,500   MPS Group, Inc.!!.............................................      1,829
 74,600   Tetra Tech, Inc.!!............................................      1,601
 66,700   United Rentals, Inc.!!........................................      1,185
 48,600   URS Corporation!!.............................................      1,399
 63,900   Watson Wyatt & Company Holdings!!.............................      1,613
                                                                           --------
                                                                              7,627
                                                                           --------
          COMPUTER SERVICES -- 0.4%
 98,800   ActivCard Corporation!!.......................................        639
                                                                           --------

                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          COMPUTERS AND OFFICE EQUIPMENT -- 2.3%
148,000   Gateway, Inc.!!...............................................   $    781
 69,200   palmOne, Inc.(a)..............................................      1,479
119,000   Western Digital Corporation!!.................................      1,336
                                                                           --------
                                                                              3,596
                                                                           --------
          DIVERSIFIED ELECTRONICS -- 0.9%
 75,900   EMS Technologies, Inc.!!......................................      1,466
                                                                           --------
          DIVERSIFIED MANUFACTURING -- 4.9%
 40,400   Kennametal Inc. ..............................................      1,667
 31,500   Precision Castparts Corporation...............................      1,387
 62,500   Sensient Technologies Corporation.............................      1,167
 82,741   Watts Industries, Inc., Class A...............................      1,935
 39,575   York International Corporation................................      1,556
                                                                           --------
                                                                              7,712
                                                                           --------
          ELECTRIC POWER -- NON NUCLEAR -- 0.9%
 31,200   WPS Resources Corporation.....................................      1,491
                                                                           --------
          EXPLORATION AND PRODUCTION -- 0.7%
 28,600   Quicksilver Resources Inc.!!..................................      1,109
                                                                           --------
          FINANCE -- MISCELLANEOUS -- 1.9%
 27,000   Affiliated Managers Group, Inc.!!.............................      1,473
 45,300   Oriental Financial Group Inc. ................................      1,443
                                                                           --------
                                                                              2,916
                                                                           --------
          FINANCIAL SERVICES -- 0.8%
 38,300   American Capital Strategies, Ltd.(a)..........................      1,273
                                                                           --------
          FOOD PRODUCTS -- 1.1%
151,100   Del Monte Foods Company!!.....................................      1,700
                                                                           --------
          HEALTH SERVICES -- 4.3%
 38,800   Molina Healthcare Inc.!!......................................      1,138
 92,300   Province Healthcare Company!!.................................      1,468
221,800   Stewart Enterprises, Inc.!!...................................      1,612
 68,400   Symbion Inc.!!................................................      1,242
 42,500   Triad Hospitals, Inc.!!.......................................      1,310
                                                                           --------
                                                                              6,770
                                                                           --------
          HEAVY MACHINERY -- 4.5%
 87,300   Agco Corporation!!............................................      1,808
 23,600   Cummins, Inc. ................................................      1,379
 59,300   Gardner Denver Machinery Inc.!!...............................      1,606
 39,700   Joy Global Inc. ..............................................      1,114
 79,500   Paxar Corporation!!...........................................      1,173
                                                                           --------
                                                                              7,080
                                                                           --------
          HOUSING AND FURNISHING -- 0.9%
 55,800   Levitt Corporation!!..........................................      1,367
                                                                           --------
          INSURANCE -- 6.2%
 55,400   Bristol West Holdings!!.......................................      1,130
 36,950   Delphi Financial Group, Inc., Class A.........................      1,552
 58,400   Nymagic Inc. .................................................      1,478

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          INSURANCE -- (CONTINUED)
 48,260   Platinum Underwriters Holdings, Ltd. .........................   $  1,547
 21,250   Stancorp Financial Group Inc. ................................      1,387
 19,500   Triad Guaranty, Inc.!!........................................      1,029
 41,000   Zenith National Insurance Corporation(a)......................      1,606
                                                                           --------
                                                                              9,729
                                                                           --------
          LEISURE -- 0.9%
 38,600   Carmike Cinemas Inc.!!........................................      1,439
                                                                           --------
          LODGING AND RECREATION -- 1.6%
218,000   La Quinta Corporation!!.......................................      1,643
 47,300   Marcus Corporation............................................        821
                                                                           --------
                                                                              2,464
                                                                           --------
          METALS AND MINING -- 4.0%
 48,300   Arch Coal, Inc. ..............................................      1,516
125,500   Graftech International Ltd.!!.................................      1,876
 87,100   Massey Energy Company.........................................      1,923
 41,000   Steel Dynamics, Inc.!!........................................      1,016
                                                                           --------
                                                                              6,331
                                                                           --------
          NATURAL GAS DISTRIBUTION -- 1.9%
 57,400   Atmos Energy Corporation......................................      1,468
 39,800   New Jersey Resources Corporation..............................      1,504
                                                                           --------
                                                                              2,972
                                                                           --------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.6%
 95,500   Andrew Corporation!!..........................................      1,671
122,600   SonicWALL, Inc.!!.............................................      1,094
159,300   Watchguard Technologies Inc.!!................................      1,246
                                                                           --------
                                                                              4,011
                                                                           --------
          OIL AND GAS -- 1.0%
 58,500   Encore Acquisition Company!!..................................      1,620
                                                                           --------
          OILFIELD SERVICES -- 2.1%
407,800   Grey Wolf, Inc.!!(a)..........................................      1,689
 50,100   Universal Compression Holdings, Inc.!!........................      1,648
                                                                           --------
                                                                              3,337
                                                                           --------
          PACKAGING AND CONTAINERS -- 0.8%
135,400   Crown Holdings, Inc.!!........................................      1,262
                                                                           --------
          PAPER AND FOREST PRODUCTS -- 1.8%
 37,100   Boise Cascade Corporation.....................................      1,286
 58,100   Louisiana-Pacific Corporation.................................      1,498
                                                                           --------
                                                                              2,784
                                                                           --------
          RAILROADS, TRUCKING AND SHIPPING -- 4.4%
 63,300   GATX Corporation(a)...........................................      1,403
111,700   Laidlaw International Inc.!!..................................      1,625
 54,000   Overnite Corporation..........................................      1,242
 53,200   Pacer International, Inc.!!...................................      1,173
 36,900   Ryder System, Inc. ...........................................      1,429
                                                                           --------
                                                                              6,872
                                                                           --------

                                                                             VALUE
SHARES                                                                       (000)
------------------------------------------------------------------------------------
          REAL ESTATE INVESTMENT TRUSTS (REITS) -- 7.3%
 50,500   Brandywine Realty Trust.......................................   $  1,543
171,100   Equity Inns Inc. .............................................      1,574
115,400   LTC Properties, Inc.(a).......................................      2,091
135,500   Omega Healthcare Investors, Inc. .............................      1,473
 38,900   Prentiss Properties Trust.....................................      1,435
 39,400   SL Green Realty Corporation...................................      1,879
 33,300   Tanger Factory Outlet Centers, Inc. ..........................      1,509
                                                                           --------
                                                                             11,504
                                                                           --------
          RESTAURANTS -- 2.1%
173,400   CKE Restaurant Inc.!!.........................................      1,717
 50,800   Ruby Tuesday, Inc. ...........................................      1,633
                                                                           --------
                                                                              3,350
                                                                           --------
          RETAIL -- SPECIALTY -- 1.0%
 42,700   The Finish Line Inc.!!........................................      1,579
                                                                           --------
          SEMICONDUCTORS -- 3.2%
 38,100   Coherent, Inc.!!..............................................      1,002
108,900   Credence Systems Corporation!!................................      1,294
 70,150   Electro Scientific Industries, Inc.!!.........................      1,651
 41,700   Fairchild Semiconductor Corporation, Class A!!................      1,002
                                                                           --------
                                                                              4,949
                                                                           --------
          SOFTWARE -- 0.6%
140,600   E.piphany Inc.!!..............................................      1,015
                                                                           --------
          SPECIALTY STORES -- 4.9%
 48,700   American Eagle Outfitters, Inc.!!.............................      1,313
 67,500   BJ's Wholesale Club, Inc.!!...................................      1,718
 26,523   Hollywood Entertainment Corporation!!.........................        360
 62,020   Kirkland's, Inc.!!............................................      1,013
 36,900   Regis Corporation.............................................      1,640
 48,500   School Specialty, Inc.!!(a)...................................      1,724
                                                                           --------
                                                                              7,768
                                                                           --------
          STEEL -- 1.0%
 46,441   Carpenter Technology Corporation..............................      1,527
                                                                           --------
          TOTAL COMMON STOCKS
            (Cost $121,694).............................................    153,354
                                                                           --------
SHARES
 (000)
-------
          AFFILIATED INVESTMENT COMPANIES -- 8.3%
            (Cost $12,994)
 12,994   Nations Cash Reserves, Capital Class Shares#..................     12,994
                                                                           --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

Nations SmallCap Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


SHARES                                                                       VALUE
 (000)                                                                       (000)
------------------------------------------------------------------------------------
          NON-AFFILIATED INVESTMENT COMPANIES -- 0.9%
            (Cost $925)
     10   Biotech HOLDRs Trust(a).......................................   $  1,378
                                                                           --------
          TOTAL INVESTMENTS
            (Cost $135,613*)..................................     106.8%   167,726
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................      (6.8)%
          Receivable for investment securities sold.....................   $    750
          Receivable for Fund shares sold...............................        154
          Dividends receivable..........................................        122
          Interest receivable...........................................          4
          Collateral on securities loaned...............................    (10,157)
          Payable for Fund shares redeemed..............................        (77)
          Investment advisory fee payable...............................       (115)
          Administration fee payable....................................        (53)
          Shareholder servicing and distribution fees payable...........         (2)
          Payable for investment securities purchased...................     (1,205)
          Accrued Trustees' fees and expenses...........................        (16)
          Accrued expenses and other liabilities........................        (62)
                                                                           --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (10,657)
                                                                           --------
          NET ASSETS..........................................     100.0%  $157,069
                                                                           ========
          NET ASSETS CONSIST OF:
          Accumulated net realized gain on investments sold.............   $ 10,998
          Net unrealized appreciation of investments....................     32,113
          Paid-in capital...............................................    113,958
                                                                           --------
          NET ASSETS....................................................   $157,069
                                                                           ========

                                                                             VALUE
------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($151,555,428 / 12,317,359 shares outstanding)..............     $12.30
                                                                           ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($3,839,762 / 313,121 shares outstanding)...................     $12.26
                                                                           ========

          Maximum sales charge..........................................      5.75%
          Maximum offering price per share..............................     $13.01

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($1,395,403 / 115,006 shares outstanding)...................     $12.13
                                                                           ========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($278,138 / 22,927 shares outstanding)......................     $12.13
                                                                           ========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $10,157.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $7,198 and $10,163, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.8%
            Investment in Nations Master Investment Trust, Marsico
              Growth Master Portfolio*..................................   $1,293,839
                                                                           ----------
            TOTAL INVESTMENTS.................................      99.8%   1,293,839
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.2%
            Receivable for Fund shares sold.............................   $    5,399
            Payable for Fund shares redeemed............................       (1,777)
            Administration fee payable..................................         (140)
            Shareholder servicing and distribution fees payable.........         (441)
            Accrued Trustees' fees and expenses.........................         (164)
            Accrued expenses and other liabilities......................         (368)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................        2,509
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,296,348
                                                                           ==========
            NET ASSETS CONSIST OF:
            Net investment loss.........................................   $     (213)
            Accumulated net realized loss on investments sold...........     (206,942)
            Net unrealized appreciation of investments..................      245,052
            Paid-in capital.............................................    1,258,451
                                                                           ----------
            NET ASSETS..................................................   $1,296,348
                                                                           ==========


                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($371,942,269 / 23,299,523 shares outstanding)............       $15.96
                                                                           ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($546,537,074 / 34,584,197 shares outstanding)............       $15.80
                                                                           ==========

            Maximum sales charge........................................        5.75%
            Maximum offering price per share............................       $16.76

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($200,270,087 / 13,247,519 shares outstanding)............       $15.12
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($177,598,951 / 11,733,754 shares outstanding)............       $15.14
                                                                           ==========

---------------

 * The financial statements of the Marsico Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Growth Fund's financial statements.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

NATIONS FUNDS

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.6%
            Investment in Nations Master Investment Trust, Strategic
              Growth Master Portfolio*..................................   $1,834,579
                                                                           ----------
            TOTAL INVESTMENTS.................................     100.6%   1,834,579
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................      (0.6)%
            Receivable for Fund shares sold.............................   $    1,606
            Payable for Fund shares redeemed............................      (10,958)
            Administration fee payable..................................         (281)
            Shareholder servicing and distribution fees payable.........         (122)
            Accrued Trustees' fees and expenses.........................          (72)
            Accrued expenses and other liabilities......................         (219)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................      (10,046)
                                                                           ----------
            NET ASSETS........................................     100.0%  $1,824,533
                                                                           ==========
            NET ASSETS CONSIST OF:
            Undistributed net investment income.........................   $    2,717
            Accumulated net realized loss on investments sold...........     (561,678)
            Net unrealized appreciation of investments..................      219,640
            Paid-in capital.............................................    2,163,854
                                                                           ----------
            NET ASSETS..................................................   $1,824,533
                                                                           ==========


                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,517,644,252 / 131,004,351 shares outstanding).........       $11.58
                                                                           ==========

            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($245,615,655 / 21,258,333 shares outstanding)............       $11.55
                                                                           ==========

            Maximum sales charge........................................        5.75%
            Maximum offering price per share............................       $12.25

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($44,570,665 / 3,976,346 shares outstanding)..............       $11.21
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($16,702,648 / 1,489,418 shares outstanding)..............       $11.21
                                                                           ==========

---------------

 * The financial statements of the Strategic Growth Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Strategic Growth Fund's financial statements.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico Focused Equities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                              VALUE
                                                                              (000)
--------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 99.9%
            Investment in Nations Master Investment Trust,
              Marsico Focused Equities Master Portfolio*......             $2,649,383
                                                                           ----------
            TOTAL INVESTMENTS.................................      99.9%   2,649,383
                                                                           ----------
            OTHER ASSETS AND
              LIABILITIES (NET)...............................       0.1%
            Receivable for Fund shares sold.............................   $    8,147
            Payable for Fund shares redeemed............................       (3,605)
            Administration fee payable..................................         (289)
            Shareholder servicing and distribution fees payable.........       (1,003)
            Accrued Trustees' fees and expenses.........................          (44)
            Accrued expenses and other liabilities......................         (529)
                                                                           ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET).........................................        2,677
                                                                           ----------
            NET ASSETS........................................     100.0%  $2,652,060
                                                                           ==========
            NET ASSETS CONSIST OF:
            Net investment loss.........................................   $   (1,217)
            Accumulated net realized loss on investments sold...........     (540,079)
            Net unrealized appreciation of investments..................      481,483
            Paid-in capital.............................................    2,711,873
                                                                           ----------
            NET ASSETS..................................................   $2,652,060
                                                                           ==========

                                                                             VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($701,305,368 / 41,309,525 shares outstanding)............       $16.98
                                                                           ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($1,030,985,005 / 61,417,383 shares outstanding)..........       $16.79
                                                                           ==========

            Maximum sales charge........................................        5.75%
            Maximum offering price per share............................       $17.81

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($576,883,986 / 35,881,097 shares outstanding)............       $16.08
                                                                           ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($342,885,350 / 21,263,361 shares outstanding)............       $16.13
                                                                           ==========

---------------

 * The financial statements of the Marsico Focused Equities Master
   Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Marsico Focused Equities Fund's financial statements.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          COMMON STOCKS -- 98.8%
          AEROSPACE AND DEFENSE -- 0.7%
109,375   Rockwell Collins, Inc. .......................................   $   3,457
                                                                           ---------
          AIRLINES -- 0.6%
 92,900   Ryanair Holdings plc, ADR!!(a)................................       3,176
                                                                           ---------
          APPAREL AND TEXTILES -- 1.3%
 97,950   Coach, Inc.!!.................................................       4,015
 49,150   Columbia Sportswear Company!!.................................       2,725
                                                                           ---------
                                                                               6,740
                                                                           ---------
          AUTOMOTIVE -- 0.9%
105,600   Navistar International Corporation!!..........................       4,842
                                                                           ---------
          BROADCASTING AND CABLE -- 3.8%
150,125   Entercom Communications Corporation!!.........................       6,796
 71,470   The E.W. Scripps Company, Class A.............................       7,227
170,984   Univision Communications, Inc., Class A!!.....................       5,644
                                                                           ---------
                                                                              19,667
                                                                           ---------
          BUILDING MATERIALS -- 1.3%
 59,025   American Standard Companies Inc.!!............................       6,714
                                                                           ---------
          CHEMICALS -- BASIC -- 1.0%
184,849   Ecolab, Inc. .................................................       5,274
                                                                           ---------
          CHEMICALS -- SPECIALTY -- 0.6%
147,850   Airgas, Inc. .................................................       3,149
                                                                           ---------
          COMMERCIAL BANKING -- 1.4%
 40,900   City National Corporation.....................................       2,450
 70,925   Marshall and Ilsley Corporation...............................       2,681
 36,290   Zions Bancorporation..........................................       2,076
                                                                           ---------
                                                                               7,207
                                                                           ---------
          COMMERCIAL SERVICES -- 2.1%
123,525   CDW Corporation...............................................       8,352
 69,225   Fiserv, Inc.!!................................................       2,476
                                                                           ---------
                                                                              10,828
                                                                           ---------
          COMPUTER SERVICES -- 3.7%
 97,075   Affiliated Computer Services, Inc., Class A!!.................       5,038
184,078   Cognizant Technology Solutions Corporation!!..................       8,329
191,700   Synopsys, Inc.!!..............................................       5,552
                                                                           ---------
                                                                              18,919
                                                                           ---------
          COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
279,775   Network Appliance, Inc.!!.....................................       6,001
                                                                           ---------
          CONSTRUCTION -- 1.3%
153,775   Jacobs Engineering Group Inc.!!...............................       6,858
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          CONSUMER SERVICES -- 1.2%
184,425   Hewitt Associates, Inc.!!.....................................   $   5,903
                                                                           ---------
          DEPARTMENT AND DISCOUNT STORES -- 1.4%
366,625   Dollar General Corporation....................................       7,039
                                                                           ---------
          DIVERSIFIED ELECTRONICS -- 4.7%
385,412   Amphenol Corporation, Class A!!...............................      11,446
170,294   Harris Corporation............................................       8,244
314,480   Symbol Technologies, Inc. ....................................       4,340
                                                                           ---------
                                                                              24,030
                                                                           ---------
          DIVERSIFIED MANUFACTURING -- 0.9%
197,443   Pall Corporation..............................................       4,480
                                                                           ---------
          EDUCATION -- 1.8%
161,850   Career Education Corporation!!................................       9,167
                                                                           ---------
          ELECTRIC POWER -- NON NUCLEAR -- 0.5%
276,825   AES Corporation!!.............................................       2,361
                                                                           ---------
          EXPLORATION AND PRODUCTION -- 0.7%
 82,654   EOG Resources, Inc. ..........................................       3,793
                                                                           ---------
          FINANCE -- MISCELLANEOUS -- 2.2%
117,899   Affiliated Managers Group, Inc.!!.............................       6,435
 89,850   H & R Block, Inc. ............................................       4,585
                                                                           ---------
                                                                              11,020
                                                                           ---------
          FOOD PRODUCTS -- 2.1%
 75,200   Corn Products International, Inc. ............................       3,008
227,650   McCormick and Company, Inc. ..................................       7,631
                                                                           ---------
                                                                              10,639
                                                                           ---------
          HEALTH SERVICES -- 6.1%
 72,875   Biogen Idec Inc.!!............................................       4,052
115,025   First Health Group Corporation=...............................       2,514
265,844   Health Management Associates, Inc., Class A...................       6,170
179,125   Health Net Inc.!!.............................................       4,466
120,950   Lincare Holdings Inc.!!.......................................       3,800
 91,245   Quest Diagnostics Inc. .......................................       7,558
 59,906   Stericycle, Inc.!!............................................       2,867
                                                                           ---------
                                                                              31,427
                                                                           ---------
          HOSPITAL SUPPLIES -- 0.1%
 15,483   Kinetic Concepts Inc.!!.......................................         694
                                                                           ---------
          HOUSING AND FURNISHING -- 2.5%
 82,600   Mohawk Industries Inc.!!......................................       6,802
 65,975   The Ryland Group, Inc. .......................................       5,861
                                                                           ---------
                                                                              12,663
                                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          INSURANCE -- 1.7%
148,689   Endurance Specialty Holdings Ltd. ............................   $   5,285
 98,300   The PMI Group, Inc. ..........................................       3,672
                                                                           ---------
                                                                               8,957
                                                                           ---------
          INTEGRATED OIL -- 0.8%
 92,992   Apache Corporation............................................       4,014
                                                                           ---------
          INVESTMENT SERVICES -- 1.5%
 83,966   Legg Mason, Inc. .............................................       7,790
                                                                           ---------
          LODGING AND RECREATION -- 4.1%
 70,600   Harrah's Entertainment, Inc. .................................       3,875
193,600   International Game Technology.................................       8,704
209,031   Starwood Hotels & Resorts Worldwide, Inc. ....................       8,466
                                                                           ---------
                                                                              21,045
                                                                           ---------
          MEDICAL DEVICES AND SUPPLIES -- 5.3%
111,675   DENTSPLY International Inc. ..................................       4,951
 80,950   Invitrogen Corporation!!......................................       5,803
136,000   Respironics, Inc.!!...........................................       7,347
126,025   Zimmer Holdings, Inc.!!.......................................       9,298
                                                                           ---------
                                                                              27,399
                                                                           ---------
          NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.7%
105,500   ADTRAN, Inc. .................................................       3,168
322,175   Tekelec!!.....................................................       5,345
                                                                           ---------
                                                                               8,513
                                                                           ---------
          OILFIELD SERVICES -- 2.5%
 98,725   BJ Services Company!!.........................................       4,272
 96,971   Nabors Industries, Ltd.!!.....................................       4,436
 78,892   Smith International, Inc.!!...................................       4,222
                                                                           ---------
                                                                              12,930
                                                                           ---------
          PHARMACEUTICALS -- 9.3%
 48,650   Allergan, Inc. ...............................................       4,094
 45,875   AmerisourceBergen Corporation.................................       2,508
186,561   Barr Laboratories, Inc.!!.....................................       8,563
205,475   Endo Pharmaceuticals Holdings Inc.!!..........................       5,018
 91,351   Express Scripts, Inc.!!.......................................       6,814
104,250   Gilead Sciences, Inc.!!.......................................       5,814
290,861   Millennium Pharmaceuticals, Inc.!!............................       4,916
 52,825   Pharmaceutical Resources, Inc.!!..............................       3,004
106,825   Protein Design Labs, Inc.!!...................................       2,545
 65,400   Taro Pharmaceutical Industries Ltd.!!.........................       3,793
                                                                           ---------
                                                                              47,069
                                                                           ---------
          RAILROADS, TRUCKING AND SHIPPING -- 1.1%
141,645   Expeditors International of Washington, Inc. .................       5,594
                                                                           ---------

                                                                             VALUE
SHARES                                                                       (000)
-------------------------------------------------------------------------------------
          RESTAURANTS -- 3.3%
168,000   Brinker International, Inc.!!.................................   $   6,372
115,550   Starbucks Corporation!!.......................................       4,362
132,747   The Cheesecake Factory, Inc.!!................................       6,124
                                                                           ---------
                                                                              16,858
                                                                           ---------
          SEMICONDUCTORS -- 8.7%
797,225   Agere Systems Inc., Class A!!.................................       2,559
 85,550   Cymer, Inc.!!.................................................       3,303
 91,925   KLA-Tencor Corporation!!......................................       4,629
151,975   Lam Research Corporation!!....................................       3,831
108,788   Linear Technology Corporation.................................       4,027
123,900   Marvell Technology Group Ltd.!!...............................       5,583
 91,373   Maxim Integrated Products, Inc. ..............................       4,303
169,550   Microchip Technology Inc. ....................................       4,503
145,022   MKS Instruments, Inc.!!.......................................       3,482
 64,200   National Semiconductor Corporation!!..........................       2,852
267,975   PerkinElmer, Inc. ............................................       5,545
  3,856   Semiconductor Manufacturing International Corporation,
            ADR!!(a)....................................................          58
                                                                           ---------
                                                                              44,675
                                                                           ---------
          SOFTWARE -- 7.0%
305,371   Citrix Systems, Inc.!!........................................       6,602
133,300   Electronic Arts Inc.!!........................................       7,193
 75,250   Hyperion Solutions Corporation!!..............................       3,119
 65,377   Intuit Inc.!!.................................................       2,934
486,453   Quest Software, Inc.!!........................................       7,954
175,150   Symantec Corporation!!........................................       8,109
                                                                           ---------
                                                                              35,911
                                                                           ---------
          SPECIALTY STORES -- 5.3%
 63,533   Bed Bath & Beyond Inc.!!......................................       2,653
346,175   Limited Brands (a)............................................       6,924
260,700   Ross Stores, Inc. ............................................       7,980
197,075   Staples, Inc.!!...............................................       5,004
122,486   Tiffany& Company..............................................       4,675
                                                                           ---------
                                                                              27,236
                                                                           ---------
          TELECOMMUNICATIONS SERVICES -- 2.4%
285,875   Crown Castle International Corporation!!......................       3,611
193,575   UTStarcom, Inc.!!(a)..........................................       5,567
110,051   XM Satellite Radio Holdings Inc., Class A!!...................       3,081
                                                                           ---------
                                                                              12,259
                                                                           ---------
          TOTAL COMMON STOCKS
            (Cost $386,005).............................................     506,298
                                                                           ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

Nations MidCap Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

SHARES                                                                       VALUE
 (000)                                                                       (000)
-------------------------------------------------------------------------------------
          AFFILIATED INVESTMENT COMPANIES -- 3.6%
            (Cost $18,269)
 18,269   Nations Cash Reserves, Capital Class Shares#..................   $  18,269
                                                                           ---------
          TOTAL INVESTMENTS
            (Cost $404,274*)..................................     102.4%    524,567
                                                                           ---------
          OTHER ASSETS AND
            LIABILITIES (NET).................................      (2.4)%
          Cash..........................................................   $     729
          Receivable for investment securities sold.....................       5,974
          Receivable for Fund shares sold...............................         402
          Dividends receivable..........................................         103
          Interest receivable...........................................           1
          Collateral on securities loaned...............................     (10,468)
          Payable for Fund shares redeemed..............................      (4,554)
          Investment advisory fee payable...............................        (282)
          Administration fee payable....................................        (100)
          Shareholder servicing and distribution fees payable...........         (29)
          Payable for investment securities purchased...................      (3,699)
          Accrued Trustees' fees and expenses...........................         (65)
          Accrued expenses and other liabilities........................        (124)
                                                                           ---------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (12,112)
                                                                           ---------
          NET ASSETS..........................................     100.0%  $ 512,455
                                                                           =========
          NET ASSETS CONSIST OF:
          Accumulated net realized loss on investments sold.............   $(232,528)
          Net unrealized appreciation of investments....................     120,293
          Paid-in capital...............................................     624,690
                                                                           ---------
          NET ASSETS....................................................   $ 512,455
                                                                           =========


                                                                             VALUE
-------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($461,303,690 / 39,299,137 shares outstanding)..............      $11.74
                                                                           =========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($22,672,916 / 2,012,816 shares outstanding)................      $11.26
                                                                           =========

          Maximum sales charge..........................................       5.75%
          Maximum offering price per share..............................      $11.95

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($26,662,243 / 2,660,804 shares outstanding)................      $10.02
                                                                           =========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($1,816,252 / 180,202 shares outstanding)...................      $10.08
                                                                           =========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $10,468.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $11,762 and $10,070, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico 21st Century Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.4%
            BROADCASTING AND CABLE -- 4.6%
  215,205   Cumulus Media Inc., Class A!!.................................   $  4,301
   38,854   Pixar, Inc.!!.................................................      2,505
                                                                             --------
                                                                                6,806
                                                                             --------
            CHEMICALS -- SPECIALTY -- 2.0%
   82,117   Monsanto Company..............................................      3,011
                                                                             --------
            COMMERCIAL BANKING -- 13.5%
   73,701   Citigroup Inc. ...............................................      3,810
  117,956   J.P. Morgan Chase & Company...................................      4,948
  143,980   Mitsubishi Tokyo Financial Group Inc. ........................      1,430
   98,621   South Financial Group, Inc. ..................................      2,918
  350,888   Standard Chartered plc........................................      5,876
   60,399   The Bancorp Bank!!............................................      1,087
                                                                             --------
                                                                               20,069
                                                                             --------
            CONGLOMERATES -- 2.0%
  103,858   Tyco International Ltd. ......................................      2,976
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 4.1%
   63,115   Countrywide Financial Corporation.............................      6,053
                                                                             --------
            DIVERSIFIED ELECTRONICS -- 4.1%
  134,723   Digital Theater Systems Inc.!!................................      3,453
   32,894   Harman International Industries, Inc. ........................      2,618
                                                                             --------
                                                                                6,071
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 3.6%
  135,433   UCBH Holdings Inc. ...........................................      5,423
                                                                             --------
            HEALTH SERVICES -- 2.0%
   46,389   UnitedHealth Group Inc. ......................................      2,989
                                                                             --------
            HEAVY MACHINERY -- 6.5%
   54,676   Caterpillar Inc. .............................................      4,323
   94,894   PACCAR, Inc. .................................................      5,337
                                                                             --------
                                                                                9,660
                                                                             --------
            HOSPITAL SUPPLIES -- 1.6%
   54,067   Kinetic Concepts Inc.!!.......................................      2,425
                                                                             --------
            HOUSEHOLD PRODUCTS -- 2.4%
   34,621   Procter & Gamble Company......................................      3,631
                                                                             --------
            HOUSING AND FURNISHING -- 2.0%
  118,118   WCI Communities, Inc.!!.......................................      2,956
                                                                             --------
            INSURANCE -- 2.0%
   39,501   Ambac Financial Group, Inc. ..................................      2,914
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 4.4%
  186,130   Jefferies Group, Inc. ........................................   $  6,576
                                                                             --------
            LODGING AND RECREATION -- 14.1%
  163,613   Brunswick Corporation.........................................      6,681
   91,661   Mandalay Resort Group.........................................      5,249
2,901,512   Shangri-La Asia Ltd.(a).......................................      2,886
   48,973   WMS Industries, Inc.!!........................................      1,518
  134,438   Wynn Resorts, Ltd.!!(a).......................................      4,705
                                                                             --------
                                                                               21,039
                                                                             --------
            MEDIA -- 7.8%
1,357,213   EMI Group plc.................................................      6,922
  112,076   Sogecable, SA!!(a)............................................      4,698
                                                                             --------
                                                                               11,620
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 2.3%
   51,237   Boston Scientific Corporation!!...............................      2,171
   38,715   Wright Medical Group, Inc.!!..................................      1,189
                                                                             --------
                                                                                3,360
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 3.0%
   66,484   QUALCOMM Inc. ................................................      4,416
                                                                             --------
            PHARMACEUTICALS -- 5.5%
   45,069   Genentech, Inc.!!.............................................      4,769
   65,911   ImClone Systems Inc. .........................................      3,352
                                                                             --------
                                                                                8,121
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 3.4%
  387,497   Government Properties Trust, Inc. ............................      5,103
                                                                             --------
            RECREATION -- 0.6%
   19,026   Royal Caribbean Cruises Ltd.(a)...............................        839
                                                                             --------
            SPECIALTY STORES -- 6.9%
  183,664   Select Comfort Corporation!!..................................      5,067
  127,725   The Sports Authority, Inc.!!..................................      5,120
                                                                             --------
                                                                               10,187
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $123,459).............................................    146,245
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 11.0%
              (Cost $16,350)
   16,350   Nations Cash Reserves, Capital Class Shares#..................     16,350
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

Nations Marsico 21st Century Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
                                                                               (000)
--------------------------------------------------------------------------------------
            TOTAL INVESTMENTS
              (Cost $139,809*)..................................  109.4%     $162,595
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................    (9.4)%
            Cash..........................................................   $    806
            Unrealized appreciation on forward foreign currency
              contracts...................................................         31
            Receivable for investment securities sold.....................      4,079
            Receivable for Fund shares sold...............................        689
            Dividends receivable..........................................        277
            Interest receivable...........................................         14
            Unrealized depreciation on forward foreign currency
              contracts...................................................       (346)
            Collateral on securities loaned...............................    (10,612)
            Payable for Fund shares redeemed..............................       (236)
            Investment advisory fee payable...............................        (91)
            Administration fee payable....................................        (28)
            Shareholder servicing and distribution fees payable...........        (62)
            Payable for investment securities purchased...................     (8,370)
            Accrued Trustees' fees and expenses...........................        (33)
            Accrued expenses and other liabilities........................        (79)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (13,961)
                                                                             --------
            NET ASSETS..........................................  100.0%     $148,634
                                                                             ========
            NET ASSETS CONSIST OF:
            Net investment loss...........................................   $    (25)
            Accumulated net realized loss on investments sold and currency
              contracts...................................................    (23,978)
            Net unrealized appreciation of investments and currency
              contracts...................................................     22,487
            Paid-in capital...............................................    150,150
                                                                             --------
            NET ASSETS....................................................   $148,634
                                                                             ========


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($37,027,029 / 3,776,477 shares outstanding)................      $9.80
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($48,629,747 / 5,011,652 shares outstanding)................      $9.70
                                                                             ========

            Maximum sales charge..........................................      5.75%
            Maximum offering price per share..............................     $10.29
            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($48,277,000 / 5,127,146 shares outstanding)................      $9.42
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($14,700,537 / 1,561,391 shares outstanding)................      $9.42
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 !!Non-income producing security.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charges.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $10,612.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $8,425 and $10,269, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Small Company Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                      VALUE
                                                                      (000)
-----------------------------------------------------------------------------
         INVESTMENT COMPANIES -- 100.2%
         Investment in Nations Master Investment Trust, Small
           Company Master
           Portfolio*.............................................   $748,693
                                                                     --------
         TOTAL INVESTMENTS.................................  100.2%   748,693
                                                                     --------
         OTHER ASSETS AND LIABILITIES (NET)................   (0.2)%
         Receivable for Fund shares sold..........................   $  1,006
         Payable for Fund shares redeemed.........................    (2,240)
         Administration fee payable...............................       (88)
         Shareholder servicing and distribution fees payable......       (66)
         Accrued Trustees' fees and expenses......................       (43)
         Accrued expenses and other liabilities...................      (168)
                                                                     --------
         TOTAL OTHER ASSETS AND LIABILITIES (NET).................    (1,599)
                                                                     --------
         NET ASSETS........................................  100.0%  $747,094
                                                                     ========
         NET ASSETS CONSIST OF:
         Accumulated net realized loss on investments sold........   $(94,053)
         Net unrealized appreciation of
           investments............................................    194,478
         Paid-in capital..........................................    646,669
                                                                     --------
         NET ASSETS...............................................   $747,094
                                                                     ========


                                                                      VALUE
-----------------------------------------------------------------------------
         PRIMARY A SHARES:
         Net asset value, offering and redemption price per share
           ($509,418,921 / 33,195,053 shares outstanding).........     $15.35
                                                                     ========
         INVESTOR A SHARES:
         Net asset value and redemption price per share
           ($212,853,449 / 14,156,974 shares outstanding).........     $15.04
                                                                     ========

         Maximum sales charge.....................................      5.75%
         Maximum offering price per share.........................     $15.96

         INVESTOR B SHARES:
         Net asset value and offering price per share&
           ($19,366,898 / 1,361,944 shares outstanding)...........     $14.22
                                                                     ========
         INVESTOR C SHARES:
         Net asset value and offering price per share&
           ($5,454,342 / 378,281 shares
           outstanding)...........................................     $14.42
                                                                     ========

---------------

 *The financial statements of the Small Company Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Small Company Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004


                                                               CONVERTIBLE           ASSET
                                                                SECURITIES         ALLOCATION           VALUE
                                                              ----------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       34,860     $        2,794     $           --
Dividends (Net of foreign withholding taxes of $3, $0, $45,
  $0, $0, $0, $0, $0, $0, $29 and $7#, respectively)........          20,668              2,525             25,423
Dividend income from affiliated funds.......................             152                197                170
Securities lending..........................................             510                  5                 29
Allocated from Portfolio:
Interest+...................................................              --                 --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $57, $94, $207, $0, $0 and $8, respectively)+.....              --                 --                 --
Dividend income from affiliated funds+......................              --                 --                 --
Securities lending+.........................................              --                 --                 --
Expenses+...................................................              --                 --                 --
                                                              --------------     --------------     --------------
    Total investment income/(loss)..........................          56,190              5,521             25,622
                                                              --------------     --------------     --------------
EXPENSES:
Investment advisory fee.....................................           8,830              1,341              6,988
Administration fee..........................................           3,125                478              2,473
Transfer agent fees.........................................             466                 53                291
Custodian fees..............................................              84                 21                 58
Legal and audit fees........................................              65                 56                 66
Registration and filing fees................................              50                 64                 65
Trustees' fees and expenses.................................              25                 25                 24
Interest expense............................................              26                 --*                --*
Printing expense............................................             197                209                100
Other.......................................................               3                 --                 --
Non-recurring costs (see Note 14)...........................             347                 --                275
Cost assumed by Bank of America Corporation (see Note 14)...            (347)                --               (275)
                                                              --------------     --------------     --------------
    Subtotal................................................          12,871              2,247             10,065
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             902                245                344
  Investor B Shares.........................................           1,398                737                713
  Investor C Shares.........................................             539                 23                283
                                                              --------------     --------------     --------------
    Total expenses..........................................          15,710              3,252             11,405
Fees waived by investment adviser and/or administrator (see
  Note 2)...................................................              --                (51)              (520)
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................             (10)                --*                --*
Reimbursement from investment adviser (see Note 14).........             (44)                --                 (3)
                                                              --------------     --------------     --------------
    Net expenses............................................          15,656              3,201             10,882
                                                              --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          40,534              2,320             14,740
                                                              --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          93,895              9,691              7,830
  Written options...........................................              --               (177)                (7)
  Futures contracts.........................................              --                330                 --
  Swap contracts............................................              --                115                 --
  Foreign currency and other net assets.....................              --                 --                 --
  Allocated from Portfolio:
  Security transactions+....................................              --                 --                 --
  Foreign currency and other net assets+....................              --                 --                 --
                                                              --------------     --------------     --------------
Net realized gain/(loss) on investments.....................          93,895              9,959              7,823
                                                              --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (see Note 12)..................................         200,762             33,449            302,733
  Written options...........................................              --                 (1)                --
  Futures contracts.........................................              --                 63                 --
  Swap contracts............................................              --                  9                 --
  Foreign currency and other net assets.....................              --                 --                 --
  Securities allocated from Portfolio (see Note 12)+........              --                 --                 --
                                                              --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................         200,762             33,520            302,733
                                                              --------------     --------------     --------------
Net realized and unrealized gain/(loss) on investments......         294,657             43,479            310,556
                                                              --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $      335,191     $       45,799     $      325,296
                                                              ==============     ==============     ==============

---------------

 * Amount represents less than $500.

 + Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio,
   Focused Equities Master Portfolio and Small Company Master Portfolio, respectively.

(a)As of November 1, 2003, Small Company converted to a master-feeder structure.

 # Amount represents results from operations prior to conversion to master-feeder on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

        MIDCAP       SMALLCAP              STRATEGIC    FOCUSED     MIDCAP      21ST        SMALL
        VALUE         VALUE      GROWTH     GROWTH     EQUITIES     GROWTH    CENTURY    COMPANY(A)
----------------------------------------------------------------------------------------------------
    $          251   $     --   $     --   $     --    $      --   $     --   $     11   $        15#

             8,383      1,709         --         --           --      2,359        723         1,435#
                86         38         --         --           --        137         20           125#
                --         20         --         --           --         18         24            76#

                --         --      1,365         15          431         --         --             4

                --         --      7,007     26,287       17,448         --         --           961
                --         --        198        148          544         --         --            60
                --         --         29        200          102         --         --            34
                --         --     (7,991)   (13,077)     (18,812)        --         --        (3,079)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             8,720      1,767        608     13,573         (287)     2,514        778          (369)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

             3,038      1,100         --         --           --      3,312        726         3,521#
               969        281      1,199      3,312        2,837      1,172        222         1,465
               139         38        761        582        1,724        157         49           299
                32         14         --         --           --         24         21            25#
                40         78         63         32           50         59         60            72
                41         43         64        120           69         48          3            54
                24         24          6          6            6         25         24            16
                --         --         --         --           --         --*        --*            1#
                67         68        219         26          368         77         87           110
                 2          2         --         --           --         --          5            --
                --         --        236        470          558         --         --           180
                --         --       (236)      (470)        (558)        --         --          (180)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,352      1,648      2,312      4,078        5,054      4,874      1,197         5,563

                14          6      1,047        604        1,956         54         77           448
                29          9      1,699        442        5,535        260        408           174
                 5          2      1,149        157        2,666         18         81            49
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,400      1,665      6,207      5,281       15,211      5,206      1,763         6,234
                --        (60)        --         --           --         --         --          (531)
                --*        --*        --         --           --         --*        --*           --
                --         --         --         (4)          --         --         --          (130)
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,400      1,605      6,207      5,277       15,211      5,206      1,763         5,573
    --------------   --------   --------   --------    ---------   --------   --------   -----------
             4,320        162     (5,599)     8,296      (15,498)    (2,692)      (985)       (5,942)
    --------------   --------   --------   --------    ---------   --------   --------   -----------

            37,814     18,236         --         --           --       (252)    15,488        13,611#
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --        (80)           --

                --         --     50,931     38,296      126,669         --         --        32,447
                --         --       (501)        --       (3,579)        --         --            --
    --------------   --------   --------   --------    ---------   --------   --------   -----------
            37,814     18,236     50,430     38,296      123,090       (252)    15,408        46,058
    --------------   --------   --------   --------    ---------   --------   --------   -----------

           113,620     35,360         --         --           --    153,370     20,824       208,510#
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --         --            --
                --         --         --         --           --         --       (299)           --
                --         --    185,287    462,907      432,350         --         --        29,382
    --------------   --------   --------   --------    ---------   --------   --------   -----------
           113,620     35,360    185,287    462,907      432,350    153,370     20,525       237,892
    --------------   --------   --------   --------    ---------   --------   --------   -----------
           151,434     53,596    235,717    501,203      555,440    153,118     35,933       283,950
    --------------   --------   --------   --------    ---------   --------   --------   -----------
    $      155,754   $ 53,758   $230,118   $509,499    $ 539,942   $150,426   $ 34,948   $   278,008
    ==============   ========   ========   ========    =========   ========   ========   ===========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      CONVERTIBLE SECURITIES
                                                                 --------------------------------
                                                                   YEAR ENDED        YEAR ENDED
                                                                    3/31/04           3/31/03
                                                                 --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................     $       40,534    $       27,101
Net realized gain/(loss) on investments.....................             93,895           (64,748)
Net realized gain/(loss) on investments allocated from
  Portfolio.................................................                 --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            200,762           (49,899)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio......................                 --                --
                                                                 --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            335,191           (87,546)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................            (24,825)          (15,142)
  Investor A Shares.........................................            (10,005)           (9,699)
  Investor B Shares.........................................             (2,894)           (2,968)
  Investor C Shares.........................................             (1,173)             (700)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                 --                --
  Investor A Shares.........................................                 --                --
  Investor B Shares.........................................                 --                --
  Investor C Shares.........................................                 --                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            332,348           404,871
                                                                 --------------    --------------
Net increase/(decrease) in net assets.......................            628,642           288,816
NET ASSETS:
Beginning of period.........................................            957,654           668,838
                                                                 --------------    --------------
End of period...............................................     $    1,586,296    $      957,654
                                                                 ==============    ==============
Undistributed net investment income/(loss) at end of
  period....................................................     $        1,602    $          152
                                                                 ==============    ==============

---------------

 * Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

         ASSET ALLOCATION                          VALUE                         MIDCAP VALUE
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $        2,320   $        4,195   $       14,740   $        7,115   $        4,320   $        2,250
             9,959          (40,246)           7,823          (54,789)          37,814          (20,984)
                --               --               --               --               --               --
            33,520          (23,813)         302,733         (132,951)         113,620          (25,133)
                --               --               --               --               --               --
    --------------   --------------   --------------   --------------   --------------   --------------
            45,799          (59,864)         325,296         (180,625)         155,754          (43,867)
              (555)            (713)         (11,573)          (6,087)          (4,378)          (1,835)
            (1,503)          (2,680)          (1,558)            (521)             (48)             (16)
              (549)            (918)            (265)            (236)              (3)              (4)
               (19)             (27)             (67)             (26)              (1)              (1)
                --               --               --           (7,879)              --             (214)
                --               --               --             (885)              --               (2)
                --               --               --           (1,224)              --               (2)
                --               --               --             (116)              --              --*
           (42,148)        (130,006)         580,140           75,863           53,778          245,543
    --------------   --------------   --------------   --------------   --------------   --------------
             1,025         (194,208)         891,973         (121,736)         205,102          199,602
           197,861          392,069          537,272          659,008          299,680          100,078
    --------------   --------------   --------------   --------------   --------------   --------------
    $      198,886   $      197,861   $    1,429,245   $      537,272   $      504,782   $      299,680
    ==============   ==============   ==============   ==============   ==============   ==============
    $          104   $          352   $        1,166   $          643   $            1   $          290
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                         SMALLCAP VALUE
                                                                ---------------------------------
                                                                  YEAR ENDED        PERIOD ENDED
                                                                   3/31/04           3/31/03(A)
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $          162     $          192
Net realized gain/(loss) on investments.....................            18,236             (5,890)
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................            35,360             (3,247)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................            53,758             (8,945)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (401)              (147)
  Investor A Shares.........................................                (5)                (2)
  Investor B Shares.........................................                --                 --*
  Investor C Shares.........................................                --                 --*
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,115)                --
  Investor A Shares.........................................               (21)                --
  Investor B Shares.........................................                (9)                --
  Investor C Shares.........................................                (2)                --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................            33,177             80,781
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            85,382             71,687
NET ASSETS:
Beginning of period.........................................            71,687                 --
                                                                --------------     --------------
End of period...............................................    $      157,069     $       71,687
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           23
                                                                ==============     ==============

---------------

 + Allocated from Growth Master Portfolio, Strategic Growth Master Portfolio and
   Focused Equities Master Portfolio, respectively.

 * Amount represents less than $500.

 # Amount represents results from operations prior to conversion to master-feeder structure.

(a)SmallCap Value Fund commenced operations on May 1, 2002.

(b)As of May 13, 2002, Strategic Growth Fund converted to a master-feeder structure.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

              GROWTH                         STRATEGIC GROWTH                  FOCUSED EQUITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04         3/31/03(B)        3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $       (5,599)  $       (4,467)  $        8,296   $       10,982   $      (15,498)  $      (14,029)
                --               --               --          (25,186)#             --               --
            50,430          (55,290)          38,296         (305,110)         123,090         (142,705)
                --               --               --         (100,733)#             --               --
           185,287          (54,489)         462,907         (262,668)         432,350         (197,263)
    --------------   --------------   --------------   --------------   --------------   --------------
           230,118         (114,246)         509,499         (682,715)         539,942         (353,997)

                --               --           (8,243)          (7,224)              --               --
                --               --             (685)          (1,070)              --               --
                --               --               --              (19)              --               --
                --               --               --               --               --               --

                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
                --               --               --               --               --               --
           486,609          175,763         (334,818)       1,082,033          552,340          191,220
    --------------   --------------   --------------   --------------   --------------   --------------
           716,727           61,517          165,753          391,005        1,092,282         (162,777)

           579,621          518,104        1,658,780        1,267,775        1,559,778        1,722,555
    --------------   --------------   --------------   --------------   --------------   --------------
    $    1,296,348   $      579,621   $    1,824,533   $    1,658,780   $    2,652,060   $    1,559,778
    ==============   ==============   ==============   ==============   ==============   ==============
    $         (213)  $           --   $        2,717   $        3,349   $       (1,217)  $           --
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                          MIDCAP GROWTH
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $       (2,692)    $       (2,757)
Net realized gain/(loss) on investments.....................              (252)          (184,346)
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --                 --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           153,370            (33,365)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --                 --
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           150,426           (220,468)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................                --                 --
  Investor A Shares.........................................                --                 --
  Investor B Shares.........................................                --                 --
  Investor C Shares.........................................                --                 --
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           (82,777)            37,230
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................            67,649           (183,238)
NET ASSETS:
Beginning of period.........................................           444,806            628,044
                                                                --------------     --------------
End of period...............................................    $      512,455     $      444,806
                                                                ==============     ==============
Undistributed net investment income/(loss) at end of
  period....................................................    $           --     $           --
                                                                ==============     ==============

---------------

 # Amount represents results from operations prior to conversion to master-feeder structure.

(c)As of November 1, 2003, Small Company Fund converted to a master-feeder structure.

 + Allocated from Small Company Master Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 98

NATIONS FUNDS

              21ST CENTURY                         SMALL COMPANY
    ---------------------------------     --------------------------------
      YEAR ENDED         YEAR ENDED         YEAR ENDED        YEAR ENDED
       3/31/04            3/31/03           3/31/04(C)         3/31/03
--------------------------------------------------------------------------

    $         (985)    $         (863)    $       (5,942)   $       (4,253)
            15,408             (1,599)            13,611#          (98,329)
                --                 --             32,447                --
            20,525             (5,523)           208,510#         (142,917)
                --                 --             29,382                --
    --------------     --------------     --------------    --------------
            34,948             (7,985)           278,008          (245,499)

                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --

                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
                --                 --                 --                --
            66,211            (10,484)           (85,943)           48,594
    --------------     --------------     --------------    --------------
           101,159            (18,469)           192,065          (196,905)

            47,475             65,944            555,029           751,934
    --------------     --------------     --------------    --------------
    $      148,634     $       47,475     $      747,094    $      555,029
    ==============     ==============     ==============    ==============
    $          (25)    $           --     $           --    $           --
    ==============     ==============     ==============    ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY

                                                                          CONVERTIBLE SECURITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   33,051    $ 507,755       45,660    $ 649,083
  Issued in exchange for net assets of:
    Bank of America Equity Income Fund (see Note 13)........       --           --          846       11,664
    Bank of America Equity & Convertible Fund (see Note
      13)...................................................       --           --        5,772       79,598
  Issued in exchange for Primary A Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --        3,257       51,793
  Issued as reinvestment of dividends.......................      124        2,001           94        1,306
  Redeemed..................................................  (15,632)    (244,442)     (32,359)    (460,920)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   17,543    $ 265,314       23,270    $ 332,524
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    8,805    $ 136,443        6,393    $  93,580
  Issued in exchange for Investor A Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --        1,267       20,137
  Shares issued upon conversion from Investor B shares......        2           28          484        6,905
  Shares issued upon conversion from Investor C shares......       20          317           --           --
  Issued as reinvestment of dividends.......................      536        8,590          621        8,710
  Redeemed..................................................   (7,611)    (119,750)      (7,611)    (110,347)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,752    $  25,628        1,154    $  18,985
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    2,101    $  31,998        2,854    $  41,083
  Issued in exchange for Investor B Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --        1,998       31,448
  Issued as reinvestment of dividends.......................      150        2,385          183        2,534
  Shares redeemed upon conversion to Investor A shares......       (2)         (28)        (488)      (6,905)
  Redeemed..................................................   (1,422)     (22,493)      (2,067)     (28,531)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      827    $  11,862        2,480    $  39,629
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    2,622    $  40,889        1,144    $  16,527
  Issued in exchange for Investor C Shares of Nations Equity
    Income Fund (see Note 13)...............................       --           --          137        2,170
  Issued as reinvestment of dividends.......................       39          631           33          467
  Shares redeemed upon conversion to Investor A shares......      (20)        (317)          --           --
  Redeemed..................................................     (728)     (11,659)        (384)      (5,431)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,913    $  29,544          930    $  13,733
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   22,035    $ 332,348       27,834    $ 404,871
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 100

NATIONS FUNDS

                                                                           ASSET ALLOCATION
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      -------------------
                                                              SHARES    DOLLARS       SHARES     DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     127    $  2,523         287    $   5,107
  Issued as reinvestment of dividends.......................      18         330          28          476
  Redeemed..................................................  (1,031)    (20,314)       (174)      (3,070)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................    (886)   $(17,461)        141    $   2,513
                                                              ======    ========      ======    =========
INVESTOR A SHARES:
  Sold......................................................   1,204    $ 22,795       3,000    $  50,561
  Shares issued upon conversion from Investor B shares......      --*          5          --           --
  Issued as reinvestment of dividends.......................      75       1,429         151        2,604
  Redeemed..................................................  (1,353)    (25,228)     (9,023)    (152,551)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................     (74)   $   (999)     (5,872)   $ (99,386)
                                                              ======    ========      ======    =========
INVESTOR B SHARES:
  Sold......................................................      99    $  1,840         175    $   3,121
  Issued as reinvestment of dividends.......................      26         491          48          819
  Shares redeemed upon conversion to Investor A shares......      --*         (5)         --           --
  Redeemed..................................................  (1,361)    (25,934)     (2,096)     (36,392)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................  (1,236)   $(23,608)     (1,873)   $ (32,452)
                                                              ======    ========      ======    =========
INVESTOR C SHARES:
  Sold......................................................      47    $    875          36    $     627
  Issued as reinvestment of dividends.......................       1          16           1           24
  Redeemed..................................................     (52)       (971)        (77)      (1,332)
                                                              ------    --------      ------    ---------
  Net increase/(decrease)...................................      (4)   $    (80)        (40)   $    (681)
                                                              ======    ========      ======    =========
  Total net increase/(decrease).............................  (2,200)   $(42,148)     (7,644)   $(130,006)
                                                              ======    ========      ======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                  VALUE
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2004           MARCH 31, 2003
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   30,844    $ 329,688       19,199    $177,319
  Issued in exchange for Primary A Shares of Nations Classic
    Value Fund (see Note 13)................................   26,676      265,429           --          --
  Issued in exchange for Primary A Shares of Nations
    LargeCap Value Fund (see Note 13).......................    3,974       39,538           --          --
  Issued in exchange for net assets of Bank of America
    Equity Value Fund (see Note 13).........................       --           --          501       4,521
  Issued as reinvestment of dividends.......................      416        4,531          708       7,272
  Redeemed..................................................  (22,243)    (235,036)     (10,015)    (93,977)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................   39,667    $ 404,150       10,393    $ 95,135
                                                              =======    =========      =======    ========
INVESTOR A SHARES:
  Sold......................................................    7,157    $  77,892          790    $  7,750
  Issued in exchange for Investor A Shares of Nations
    Classic Value Fund (see Note 13)........................    1,872       18,605           --          --
  Issued in exchange for Investor A Shares of Nations
    LargeCap Value Fund (see Note 13).......................    6,832       67,909           --          --
  Shares issued upon conversion from Investor B shares......       21          233          909       8,034
  Shares issued upon conversion from Investor C shares......       28          305           --          --
  Issued as reinvestment of dividends.......................      129        1,442          122       1,260
  Redeemed..................................................   (3,320)     (35,761)      (1,566)    (14,806)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................   12,719    $ 130,625          255    $  2,238
                                                              =======    =========      =======    ========
INVESTOR B SHARES:
  Sold......................................................      568    $   5,919          311    $  3,028
  Issued in exchange for Investor B Shares of Nations
    Classic Value Fund (see Note 13)........................    3,553       34,388           --          --
  Issued in exchange for Investor B Shares of Nations
    LargeCap Value Fund (see Note 13).......................      202        1,956           --          --
  Issued as reinvestment of dividends.......................       22          237          129       1,367
  Shares redeemed upon conversion to Investor A shares......      (22)        (233)        (932)     (8,034)
  Redeemed..................................................   (1,282)     (13,404)      (1,851)    (17,146)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    3,041    $  28,863       (2,343)   $(20,785)
                                                              =======    =========      =======    ========
INVESTOR C SHARES:
  Sold......................................................      352    $   3,553          127    $  1,205
  Issued in exchange for Investor C Shares of Nations
    Classic Value Fund (see Note 13)........................    5,093       49,253           --          --
  Issued in exchange for Investor C Shares of Nations
    LargeCap Value Fund (see Note 13).......................       17          167           --          --
  Issued as reinvestment of dividends.......................        3           30           12         131
  Shares redeemed upon conversion to Investor A shares......      (29)        (305)          --          --
  Redeemed..................................................   (3,502)     (36,196)        (213)     (2,061)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    1,934    $  16,502          (74)   $   (725)
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................   57,361    $ 580,140        8,231    $ 75,863
                                                              =======    =========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 102

NATIONS FUNDS

                                                                             MIDCAP VALUE
                                                                  YEAR ENDED               YEAR ENDED
                                                                MARCH 31, 2004           MARCH 31, 2003
                                                              -------------------      ------------------
                                                              SHARES     DOLLARS       SHARES    DOLLARS
                                                              -------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,446    $136,835      30,784    $294,623
  Issued as reinvestment of dividends.......................       45         518          26         240
  Redeemed..................................................   (7,713)    (87,326)     (5,829)    (54,609)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................    4,778    $ 50,027      24,981    $240,254
                                                              =======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................      442    $  5,002         471    $  4,507
  Shares issued upon conversion from Investor B shares......        1           8           1          11
  Issued as reinvestment of dividends.......................        4          42           2          17
  Redeemed..................................................     (186)     (2,093)       (149)     (1,387)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................      261    $  2,959         325    $  3,148
                                                              =======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................      101    $  1,109         228    $  2,254
  Issued as reinvestment of dividends.......................       --*          4           1           5
  Shares redeemed upon conversion to Investor A shares......       (1)         (8)         (1)        (11)
  Redeemed..................................................      (39)       (455)        (48)       (439)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................       61    $    650         180    $  1,809
                                                              =======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................       23    $    265          38    $    376
  Issued as reinvestment of dividends.......................       --*         --*         --*          1
  Redeemed..................................................      (11)       (123)         (5)        (45)
                                                              -------    --------      ------    --------
  Net increase/(decrease)...................................       12    $    142          33    $    332
                                                              =======    ========      ======    ========
  Total net increase/(decrease).............................    5,112    $ 53,778      25,519    $245,543
                                                              =======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                            SMALLCAP VALUE
                                                                  YEAR ENDED             PERIOD ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:+
  Sold......................................................   5,994    $ 60,657      10,899    $ 94,051
  Issued as reinvestment of dividends.......................      43         468           4          39
  Redeemed..................................................  (2,799)    (30,561)     (1,824)    (14,973)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,238    $ 30,564       9,079    $ 79,117
                                                              ======    ========      ======    ========
INVESTOR A SHARES:+
  Sold......................................................     230    $  2,459         158    $  1,334
  Shares issued upon conversion from Investor B shares......      --*         --*          1           7
  Issued as reinvestment of dividends.......................       2          24          --*          2
  Redeemed..................................................     (64)       (719)        (13)       (110)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     168    $  1,764         146    $  1,233
                                                              ======    ========      ======    ========
INVESTOR B SHARES:+
  Sold......................................................      85    $    862          49    $    410
  Issued as reinvestment of dividends.......................       1           9          --          --
  Shares redeemed upon conversion to Investor A shares......      --*         --*         (1)         (7)
  Redeemed..................................................     (16)       (181)         (4)        (31)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      70    $    690          44    $    372
                                                              ======    ========      ======    ========
INVESTOR C SHARES:+
  Sold......................................................      24    $    240           7    $     60
  Issued as reinvestment of dividends.......................      --*          2          --*         --*
  Redeemed..................................................      (8)        (83)         --*         (1)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      16    $    159           7    $     59
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   3,492    $ 33,177       9,276    $ 80,781
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

+ SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 104

NATIONS FUNDS

                                                                                 GROWTH
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2004           MARCH 31, 2003
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   12,491    $ 178,639       6,469    $  79,443
  Issued in exchange for Primary A Shares of Nations Capital
    Growth Fund (see Note 13)...............................    6,378      101,343          --           --
  Redeemed..................................................   (4,478)     (65,705)     (1,533)     (19,386)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   14,391    $ 214,277       4,936    $  60,057
                                                              =======    =========      ======    =========
INVESTOR A SHARES:
  Sold......................................................   19,553    $ 281,705      16,562    $ 213,974
  Issued in exchange for Investor A Shares of Nations
    Capital Growth Fund (see Note 13).......................    2,087       32,847          --           --
  Shares issued upon conversion from Investor B shares......        6           84         167        2,166
  Redeemed..................................................  (10,657)    (155,779)     (7,941)     (99,836)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................   10,989    $ 158,857       8,788    $ 116,304
                                                              =======    =========      ======    =========
INVESTOR B SHARES:
  Sold......................................................    1,580    $  21,455       1,346    $  16,576
  Issued in exchange for Investor B Shares of Nations
    Capital Growth Fund (see Note 13).......................    1,570       23,676          --           --
  Shares redeemed upon conversion to Investor A shares......       (6)         (84)       (173)      (2,166)
  Redeemed..................................................   (1,919)     (26,674)     (3,809)     (47,127)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................    1,225    $  18,373      (2,636)   $ (32,717)
                                                              =======    =========      ======    =========
INVESTOR C SHARES:
  Sold......................................................    7,528    $ 104,466       3,301    $  39,984
  Issued in exchange for Investor C Shares of Nations
    Capital Growth Fund (see Note 13).......................      194        2,924          --           --
  Redeemed..................................................     (874)     (12,288)       (643)      (7,865)
                                                              -------    ---------      ------    ---------
  Net increase/(decrease)...................................    6,848    $  95,102       2,658    $  32,119
                                                              =======    =========      ======    =========
Total net increase/(decrease)...............................   33,453    $ 486,609      13,746    $ 175,763
                                                              =======    =========      ======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             STRATEGIC GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      ---------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              -----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   26,117    $ 268,207       36,386    $  479,952
  Issued in exchange for net assets of:
    Bank of America Equity Fund (see Note 13)...............       --           --       47,950       429,632
    Bank of America Charitable Equity Fund (see Note 13)....       --           --       17,441       156,270
  Issued in exchange for Primary A Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --        3,963        44,151
  Issued as reinvestment of dividends.......................       43          486           26           235
  Redeemed..................................................  (53,868)    (563,726)     (46,621)     (439,345)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................  (27,708)   $(295,033)      59,145    $  670,895
                                                              =======    =========      =======    ==========
INVESTOR A SHARES:
  Sold......................................................    4,359    $  44,244       13,780    $  182,558
  Issued in exchange for Investor A Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --       41,355       459,035
  Shares issued upon conversion from Investor B shares......        8           97           33           308
  Issued as reinvestment of dividends.......................       57          646          110         1,018
  Redeemed..................................................   (7,572)     (78,387)     (33,045)     (301,025)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................   (3,148)   $ (33,400)      22,233    $  341,894
                                                              =======    =========      =======    ==========
INVESTOR B SHARES:
  Sold......................................................      158    $   1,607          253    $   10,151
  Issued in exchange for Investor B Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --        5,502        59,864
  Issued as reinvestment of dividends.......................       --           --            2            17
  Shares redeemed upon conversion to Investor A shares......       (9)         (97)         (33)         (308)
  Redeemed..................................................     (739)      (7,656)      (1,850)      (17,093)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................     (590)   $  (6,146)       3,874    $   52,631
                                                              =======    =========      =======    ==========
INVESTOR C SHARES:
  Sold......................................................      426    $   4,382        1,493    $   18,072
  Issued in exchange for Investor C Shares Nations Blue Chip
    Fund (see Note 13)......................................       --           --          309         3,360
  Issued as reinvestment of dividends.......................       --           --           --            --
  Redeemed..................................................     (442)      (4,621)        (515)       (4,819)
                                                              -------    ---------      -------    ----------
  Net increase/(decrease)...................................      (16)   $    (239)       1,287    $   16,613
                                                              =======    =========      =======    ==========
Total net increase/(decrease)...............................  (31,462)   $(334,818)      86,539    $1,082,033
                                                              =======    =========      =======    ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 106

NATIONS FUNDS

                                                                             FOCUSED EQUITIES
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   17,863    $ 276,214       15,666    $ 210,049
  Redeemed..................................................   (6,589)    (103,473)      (7,463)     (99,670)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   11,274    $ 172,741        8,203    $ 110,379
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................   40,446    $ 634,367       24,366    $ 334,389
  Shares issued upon conversion from Investor B shares......      169        2,721          285        3,978
  Shares issued upon conversion from Investor C shares......        4           69           --           --
  Redeemed..................................................  (21,574)    (334,541)     (14,475)    (196,344)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   19,045    $ 302,616       10,176    $ 142,023
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    3,662    $  53,854        3,627    $  49,131
  Shares redeemed upon conversion to Investor A shares......     (176)      (2,721)        (294)      (3,978)
  Redeemed..................................................   (5,322)     (79,664)      (9,958)    (131,893)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,836)   $ (28,531)      (6,625)   $ (86,740)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................    9,433    $ 142,065        5,064    $  67,084
  Shares redeemed upon conversion to Investor A shares......       (4)         (69)          --           --
  Redeemed..................................................   (2,409)     (36,482)      (3,103)     (41,526)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    7,020    $ 105,514        1,961    $  25,558
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   35,503    $ 552,340       13,715    $ 191,220
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              MIDCAP GROWTH
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    7,761    $  82,443       19,336    $ 185,307
  Issued in exchange for net assets of Bank of America
    Equity Midcap Fund (see Note 13)........................       --           --       15,827      139,116
  Redeemed..................................................  (15,009)    (160,517)     (30,050)    (279,180)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (7,248)   $ (78,074)       5,113    $  45,243
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,094    $  11,057        6,533    $  63,914
  Shares issued upon conversion from Investor B shares......        3           35          380        3,258
  Shares issued upon conversion from Investor C shares......       --*           5           --           --
  Redeemed..................................................   (1,260)     (12,709)      (7,261)     (67,696)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (163)   $  (1,612)        (348)   $    (524)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      255    $   2,330          528    $   4,989
  Shares redeemed upon conversion to Investor A shares......       (4)         (35)        (422)      (3,258)
  Redeemed..................................................     (536)      (4,970)      (1,103)      (9,042)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (285)   $  (2,675)        (997)   $  (7,311)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       38    $     359           96    $     866
  Shares redeemed upon conversion to Investor A shares......       (1)          (5)          --           --
  Redeemed..................................................      (84)        (770)        (130)      (1,044)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (47)   $    (416)         (34)   $    (178)
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (7,743)   $ (82,777)       3,734    $  37,230
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 108

NATIONS FUNDS

                                                                             21ST CENTURY
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   3,470    $ 30,659         338    $  2,250
  Redeemed..................................................    (261)     (2,362)       (242)     (1,662)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,209    $ 28,297          96    $    588
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   5,343    $ 46,037         539    $  3,557
  Shares issued upon conversion from Investor B shares......      --*          4          33         220
  Shares issued upon conversion from Investor C shares......       1           7          --          --
  Redeemed..................................................  (2,085)    (18,747)       (906)     (5,789)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,259    $ 27,301        (334)   $ (2,012)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     975    $  8,226         347    $  2,223
  Shares redeemed upon conversion to Investor A shares......      --*         (4)        (34)       (220)
  Redeemed..................................................    (732)     (6,065)     (1,634)    (10,458)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     243    $  2,157      (1,321)   $ (8,455)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   1,111    $  9,589         120    $    763
  Shares redeemed upon conversion to Investor A shares......      (1)         (7)         --          --
  Redeemed..................................................    (130)     (1,126)       (208)     (1,368)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     980    $  8,456         (88)   $   (605)
                                                              ======    ========      ======    ========
Total net increase/(decrease)...............................   7,691    $ 66,211      (1,647)   $(10,484)
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                              SMALL COMPANY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   11,003    $ 134,903       83,950    $ 977,579
  Issued in exchange for net assets of Bank of America
    SmallCap Equity Fund (see Note 13)......................       --           --        2,522       27,839
  Redeemed..................................................  (18,256)    (237,496)     (84,033)    (983,775)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (7,253)   $(102,593)       2,439    $  21,643
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    5,040    $  65,622        8,542    $  94,375
  Shares issued upon conversion from Investor B shares......        5           79           17          182
  Shares issued upon conversion from Investor C shares......       14          214           --           --
  Redeemed..................................................   (3,814)     (49,521)      (6,278)     (70,693)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    1,245    $  16,394        2,281    $  23,864
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      302    $   3,693          514    $   6,156
  Shares redeemed upon conversion to Investor A shares......       (6)         (79)         (18)        (182)
  Redeemed..................................................     (258)      (3,325)        (399)      (4,248)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       38    $     289           97    $   1,726
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      132    $   1,681          191    $   2,254
  Shares redeemed upon conversion to Investor A shares......      (15)        (214)          --           --
  Redeemed..................................................     (117)      (1,500)         (81)        (893)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       --*   $     (33)         110    $   1,361
                                                              =======    =========      =======    =========
Total net increase/(decrease)...............................   (5,970)   $ (85,943)       4,927    $  48,594
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 110

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $13.77         $0.51           $ 3.52           $ 4.03          $(0.48)
Year ended 3/31/2003#.....................    16.03          0.51            (2.27)           (1.76)          (0.50)
Year ended 3/31/2002#.....................    16.05          0.59               --             0.59           (0.56)
Year ended 3/31/2001......................    22.18          0.51            (2.00)           (1.49)          (0.60)
Period ended 3/31/2000**#.................    18.15          0.42             5.52             5.94           (0.50)
INVESTOR A SHARES*
Year ended 3/31/2004#.....................   $13.77         $0.47           $ 3.53           $ 4.00          $(0.44)
Year ended 3/31/2003#.....................    16.02          0.47            (2.25)           (1.78)          (0.47)
Year ended 3/31/2002#.....................    16.04          0.59            (0.04)            0.55           (0.52)
Year ended 3/31/2001......................    22.17          0.51            (2.05)           (1.54)          (0.55)
Period ended 3/31/2000#...................    18.31          0.46             5.26             5.72           (0.45)
Period ended 5/14/1999....................    17.34          0.12             0.96             1.08           (0.11)
INVESTOR B SHARES*
Year ended 3/31/2004#.....................   $13.64         $0.35           $ 3.48           $ 3.83          $(0.32)
Year ended 3/31/2003#.....................    15.88          0.36            (2.24)           (1.88)          (0.36)
Year ended 3/31/2002#.....................    15.92          0.45            (0.03)            0.42           (0.41)
Year ended 3/31/2001......................    22.06          0.35            (2.00)           (1.65)          (0.45)
Period ended 3/31/2000#...................    18.27          0.44             5.12             5.56           (0.36)
Period ended 5/14/1999....................    17.30          0.09             0.96             1.05           (0.27)
INVESTOR C SHARES*
Year ended 3/31/2004#.....................   $13.77         $0.35           $ 3.52           $ 3.87          $(0.33)
Year ended 3/31/2003#.....................    16.04          0.36            (2.26)           (1.90)          (0.37)
Year ended 3/31/2002#.....................    16.08          0.45            (0.03)            0.42           (0.41)
Year ended 3/31/2001......................    22.23          0.35            (2.02)           (1.67)          (0.44)
Period ended 3/31/2000#...................    18.35          0.38             5.22             5.60           (0.31)
Period ended 5/14/1999....................    17.37          0.10             0.97             1.07           (0.09)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
CONVERTIBLE SECURITIES
PRIMARY A SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000**#.................      (1.41)
INVESTOR A SHARES*
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
INVESTOR B SHARES*
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --
INVESTOR C SHARES*
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................      (0.05)
Year ended 3/31/2001......................      (4.04)
Period ended 3/31/2000#...................      (1.41)
Period ended 5/14/1999....................         --

---------------

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Capital Income Fund A, B and K Shares, which were reorganized into the Convertible Securities Investor A, Investor B and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 **Convertible Securities Primary A Shares commenced operations on May 21, 1999.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.95% for Primary A Shares, 1.20% for Investor A Shares and 1.95% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 112

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                          RATIO OF            RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS        OPERATING         NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF         EXPENSES TO       INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD         AVERAGE NET         AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++     (000)             ASSETS              ASSETS          RATE          ASSETS
------------------------------------------------------------------------------------------------------------------------

   $(0.48)       $17.32       29.54%    $962,284          0.94%(a)(b)(c)        3.19%           91%          0.97%(a)(d)
    (0.50)        13.77      (11.01)     523,271          0.97(a)(b)            3.59            57            0.97(a)
    (0.61)        16.03        3.74      236,202          1.00(a)(b)            3.78            50            1.00(a)
    (4.64)        16.05       (7.59)      75,627          0.99(a)(b)            3.08            73            1.00(a)
    (1.91)        22.18       35.21       13,688          0.97+(b)              2.21+           65            0.98+

   $(0.44)       $17.33       29.32%    $398,485          1.19%(a)(b)(c)        2.94%           91%          1.22%(a)(d)
    (0.47)        13.77      (11.18)     292,622          1.22(a)(b)            3.34            57            1.22(a)
    (0.57)        16.02        3.48      321,858          1.25(a)(b)            3.53            50            1.25(a)
    (4.59)        16.04       (7.88)     315,857          1.24(a)(b)            2.86            73            1.25(a)
    (1.86)        22.17       33.68      369,488          1.22+(b)              1.96+           65            1.23+
    (0.11)        18.31        6.25      352,000          1.30+                 3.07+           16            1.32+

   $(0.32)       $17.15       28.30%    $154,322          1.94%(a)(b)(c)        2.19%           91%          1.97%(a)(d)
    (0.36)        13.64      (11.83)     111,468          1.97(a)(b)            2.59            57            1.97(a)
    (0.46)        15.88        2.68       90,408          2.00(a)(b)            2.78            50            2.00(a)
    (4.49)        15.92       (8.49)      49,763          1.99(a)(b)            2.08            73            2.00(a)
    (1.77)        22.06       32.76       11,175          1.97+(b)              1.21+           65            1.98+
    (0.08)        18.27        6.10        4,000          2.06+                 2.34+           16            2.08+

   $(0.33)       $17.31       28.31%    $ 71,205          1.94%(a)(b)(c)        2.19%           91%          1.97%(a)(d)
    (0.37)        13.77      (11.89)      30,293          1.97(a)(b)            2.59            57            1.97(a)
    (0.46)        16.04        2.66       20,370          2.00(a)(b)            2.78            50            2.00(a)
    (4.48)        16.08       (8.50)       9,827          1.99(a)(b)            2.08            73            2.00(a)
    (1.72)        22.23       32.81        3,033          1.97+(b)              1.21+           65            1.98+
    (0.09)        18.35        6.17        4,000          1.80+                 2.56+           16            2.07+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                NET ASSET                       NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET          AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING      INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)#     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                -----------------------------------------------------------------------------------------------
ASSET ALLOCATION
PRIMARY A SHARES
Year ended 3/31/2004(c).......   $16.42          $0.29             $ 3.81            $ 4.10           $(0.34)        $   --
Year ended 3/31/2003(c).......    19.93           0.32              (3.49)            (3.17)           (0.34)            --
Year ended 3/31/2002..........    20.32           0.44              (0.39)             0.05            (0.41)         (0.03)
Year ended 3/31/2001..........    24.35           0.57              (2.84)            (2.27)           (0.55)         (1.21)
Period ended 3/31/2000 ***....    23.06           0.49               1.93              2.42            (0.41)         (0.72)
INVESTOR A SHARES*
Year ended 3/31/2004(c).......   $16.44          $0.25             $ 3.80            $ 4.05           $(0.29)        $   --
Year ended 3/31/2003(c).......    19.92           0.29              (3.48)            (3.19)           (0.29)            --
Year ended 3/31/2002..........    20.32           0.39              (0.40)            (0.01)           (0.36)         (0.03)
Year ended 3/31/2001..........    24.35           0.50              (2.82)            (2.32)           (0.50)         (1.21)
Period ended 3/31/2000........    23.40           0.43               1.59              2.02            (0.35)         (0.72)
Period ended 5/14/1999........    22.50           0.10               0.91              1.01            (0.11)            --
INVESTOR B SHARES*
Year ended 3/31/2004(c).......   $16.31          $0.11             $ 3.76            $ 3.87           $(0.14)        $   --
Year ended 3/31/2003(c).......    19.81           0.15              (3.47)            (3.32)           (0.18)            --
Year ended 3/31/2002..........    20.22           0.23              (0.39)            (0.16)           (0.22)         (0.03)
Year ended 3/31/2001..........    24.24           0.33              (2.81)            (2.48)           (0.33)         (1.21)
Period ended 3/31/2000........    23.32           0.47               1.39              1.86            (0.22)         (0.72)
Period ended 5/14/1999........    22.45           0.06               0.89              0.95            (0.08)            --
INVESTOR C SHARES*
Year ended 3/31/2004(c).......   $16.31          $0.11             $ 3.75            $ 3.86           $(0.15)        $   --
Year ended 3/31/2003(c).......    19.84           0.15              (3.48)            (3.33)           (0.20)            --
Year ended 3/31/2002..........    20.24(d)        0.24              (0.40)(d)         (0.16)(d)        (0.21)         (0.03)
Year ended 3/31/2001..........    24.27           0.33              (2.82)            (2.49)           (0.33)         (1.21)
Period ended 3/31/2000........    23.33           0.42               1.43              1.85            (0.19)         (0.72)
Period ended 5/14/1999........    22.45           0.05               0.92              0.97            (0.09)            --

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Asset Allocation Fund A, B, and K Shares, which were reorganized into the Asset Allocation Investor A, Investor B, and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC. and its investment sub-adviser became Banc of America Capital Management, LLC.

 ***Asset Allocation Primary A Shares commenced operations on May 21, 1999.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)See Note 1 (Swaps).

 (d)In prior reports, beginning NAV was incorrectly disclosed as $20.22 due to a typographical error.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 114

NATIONS FUNDS

                                                                                                      WITHOUT WAIVERS
                                                                                                      AND/OR EXPENSE
                                                                                                      REIMBURSEMENTS
                                                                                                      ---------------
                                                        RATIO OF           RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS       OPERATING       NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF        EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD        AVERAGE NET       AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++     (000)           ASSETS             ASSETS          RATE          ASSETS
---------------------------------------------------------------------------------------------------------------------

   $(0.34)       $20.18       25.07%    $ 25,750          1.04%(a)(b)        1.58%           189%          1.07%(a)
    (0.34)        16.42      (15.96)      35,514          1.04(a)(b)         1.83            315           1.04(a)
    (0.44)        19.93        0.26       40,287          1.03(a)            2.10            226           1.03(a)
    (1.76)        20.32       (9.83)      12,847          0.98(a)(b)         2.45             88           1.00(a)
    (1.13)        24.35       10.88       15,532          0.95+(a)(b)        1.85+            84           1.02+(a)

   $(0.29)       $20.20       24.73%    $106,642          1.29%(a)(b)        1.33%           189%          1.32%(a)
    (0.29)        16.44      (16.05)      88,011          1.29(a)(b)         1.58            315           1.29(a)
    (0.39)        19.92       (0.05)     223,579          1.28(a)            1.85            226           1.28(a)
    (1.71)        20.32      (10.05)     231,520          1.23(a)(b)         2.20             88           1.25(a)
    (1.07)        24.35        8.99       83,412          1.20+(a)(b)        1.60+            84           1.27+(a)
    (0.11)        23.40        4.50       72,000          1.18+              2.01+            20           1.20+

   $(0.14)       $20.04       23.79%    $ 64,122          2.04%(a)(b)        0.58%           189%          2.07%(a)
    (0.18)        16.31      (16.80)      72,344          2.04(a)(b)         0.83            315           2.04(a)
    (0.25)        19.81       (0.77)     124,983          2.03(a)            1.10            226           2.03(a)
    (1.54)        20.22      (10.73)     104,745          1.98(a)(b)         1.45             88           2.00(a)
    (0.94)        24.24        8.31      121,644          1.95+(a)(b)        0.85+            84           2.02+(a)
    (0.08)        23.32        4.26       10,000          1.95+              1.26+            20           1.97+

   $(0.15)       $20.02       23.73%    $  2,372          2.04%(a)(b)        0.58%           189%          2.07%(a)
    (0.20)        16.31      (16.80)       1,992          2.04(a)(b)         0.83            315           2.04(a)
    (0.24)        19.84       (0.78)       3,220          2.03(a)            1.10            226           2.03(a)
    (1.54)        20.24      (10.74)       2,532          1.98(a)(b)         1.45             88           2.00(a)
    (0.91)        24.27        8.24        2,305          1.95+(a)(b)        0.85+            84           2.02+(a)
    (0.09)        23.33        4.31        2,000          1.67+              1.52+            20           1.96+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                 NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS    DISTRIBUTIONS
                                   VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET      FROM NET
                                 BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT     REALIZED
                                 OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME         GAINS
                                 -----------------------------------------------------------------------------------------
VALUE
PRIMARY A SHARES
Year ended 3/31/2004#..........   $ 8.48        $ 0.16           $ 3.36           $  3.52         $(0.15)       $   --
Year ended 3/31/2003#..........    11.96          0.14            (3.31)            (3.17)         (0.13)        (0.18)
Year ended 3/31/2002#..........    12.39          0.12             0.58              0.70          (0.10)        (1.03)
Year ended 3/31/2001...........    16.24          0.17            (0.42)            (0.25)         (0.18)        (3.42)
Year ended 3/31/2000#..........    18.16          0.11            (0.06)             0.05          (0.11)        (1.86)
INVESTOR A SHARES
Year ended 3/31/2004#..........   $ 8.46        $ 0.14           $ 3.36           $  3.50         $(0.12)       $   --
Year ended 3/31/2003#..........    11.94          0.11            (3.31)            (3.20)         (0.10)        (0.18)
Year ended 3/31/2002#..........    12.38          0.09             0.58              0.67          (0.08)        (1.03)
Year ended 3/31/2001...........    16.24          0.14            (0.43)            (0.29)         (0.15)        (3.42)
Year ended 3/31/2000#..........    18.16          0.07            (0.07)             0.00          (0.06)        (1.86)
INVESTOR B SHARES
Year ended 3/31/2004#..........   $ 8.25        $ 0.05           $ 3.27           $  3.32         $(0.04)       $   --
Year ended 3/31/2003#..........    11.66          0.03            (3.22)            (3.19)         (0.04)        (0.18)
Year ended 3/31/2002#..........    12.13          0.00##           0.59              0.59          (0.03)        (1.03)
Year ended 3/31/2001...........    16.00          0.04            (0.43)            (0.39)         (0.06)        (3.42)
Year ended 3/31/2000#..........    18.00         (0.06)           (0.08)            (0.14)         (0.00)##      (1.86)
INVESTOR C SHARES
Year ended 3/31/2004#..........   $ 8.24        $ 0.05           $ 3.27           $  3.32         $(0.04)       $   --
Year ended 3/31/2003#..........    11.65          0.04            (3.22)            (3.18)         (0.05)        (0.18)
Year ended 3/31/2002#..........    12.13          0.00##           0.58              0.58          (0.03)        (1.03)
Year ended 3/31/2001...........    15.99          0.04            (0.42)            (0.38)         (0.06)        (3.42)
Year ended 3/31/2000#..........    17.98         (0.06)           (0.07)            (0.13)         (0.00)##      (1.86)

---------------
 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 (d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 116

NATIONS FUNDS

                                                                                             WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                             ---------------
                                                     RATIO OF    RATIO OF NET                   RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING    INVESTMENT                    OPERATING
  DIVIDENDS       VALUE                  END OF      EXPENSES    INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)      NET ASSETS    NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------------------



   $(0.15)       $11.85       41.63%   $1,101,872 .809%(a)(b)(c)      1.49%          69%         0.96%(a)(d)
    (0.31)         8.48      (26.95)      451,815      0.97(a)        1.43           75           0.97(a)
    (1.13)        11.96        5.64       513,206    0.95(a)(b)       1.02          135           0.95(a)
    (3.60)        12.39       (1.97)      844,432    0.94(a)(b)       1.28          181           0.94(a)
    (1.97)        16.24       (0.16)    1,290,572    0.93(a)(b)       0.65           95           0.93(a)



   $(0.12)       $11.84       41.51%   $  211,227 .114%(a)(b)(c)      1.24%          69%         1.21%(a)(d)
    (0.28)         8.46      (27.17)       43,364      1.22(a)        1.18           75           1.22(a)
    (1.11)        11.94        5.33        58,144    1.20(a)(b)       0.77          135           1.20(a)
    (3.57)        12.38       (2.29)       65,975    1.19(a)(b)       1.03          181           1.19(a)
    (1.92)        16.24       (0.47)       94,256    1.18(a)(b)       0.40           95           1.18(a)



   $(0.04)       $11.53       40.30%   $   87,314 .819%(a)(b)(c)      0.49%          69%         1.96%(a)(d)
    (0.22)         8.25      (27.72)       37,399      1.97(a)        0.43           75           1.97(a)
    (1.06)        11.66        4.66        80,162    1.95(a)(b)       0.02          135           1.95(a)
    (3.48)        12.13       (3.05)       93,064    1.94(a)(b)       0.28          181           1.94(a)
    (1.86)        16.00       (1.24)      124,000    1.93(a)(b)     (0.35)           95           1.93(a)



   $(0.04)       $11.52       40.29%   $   28,832 .819%(a)(b)(c)      0.49%          69%         1.96%(a)(d)
    (0.23)         8.24      (27.72)        4,694      1.97(a)        0.43           75           1.97(a)
    (1.06)        11.65        4.58         7,496    1.95(a)(b)       0.02          135           1.95(a)
    (3.48)        12.13       (2.98)        8,479    1.94(a)(b)       0.28          181           1.94(a)
    (1.86)        15.99       (1.18)       10,042    1.93(a)(b)     (0.32)           95           1.93(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                NET ASSET                       NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                  VALUE           NET          AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                BEGINNING      INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                OF PERIOD    INCOME/(LOSS)#     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                -----------------------------------------------------------------------------------------------
MIDCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2004..........   $ 8.72          $ 0.12            $ 4.07            $ 4.19           $(0.12)        $   --
Year ended 3/31/2003..........    11.32            0.10             (2.61)            (2.51)           (0.07)         (0.02)
Period ended 3/31/2002*.......    10.00            0.06              1.30              1.36            (0.04)            --
INVESTOR A SHARES
Year ended 3/31/2004..........   $ 8.71          $ 0.09            $ 4.06            $ 4.15           $(0.09)        $   --
Year ended 3/31/2003..........    11.30            0.08             (2.60)            (2.52)           (0.05)         (0.02)
Period ended 3/31/2002*.......    10.00            0.04              1.30              1.34            (0.04)            --
INVESTOR B SHARES
Year ended 3/31/2004..........   $ 8.67          $ 0.00##          $ 4.05            $ 4.05           $(0.02)        $   --
Year ended 3/31/2003..........    11.29            0.01             (2.59)            (2.58)           (0.02)         (0.02)
Period ended 3/31/2002*.......    10.00           (0.04)             1.35              1.31            (0.02)            --
INVESTOR C SHARES
Year ended 3/31/2004..........   $ 8.69          $ 0.00##          $ 4.05            $ 4.05           $(0.01)        $   --
Year ended 3/31/2003..........    11.31            0.01             (2.59)            (2.58)           (0.02)         (0.02)
Period ended 3/31/2002*.......    10.00           (0.05)             1.36              1.31            (0.00)##          --

---------------

  * MidCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on November 20, 2001.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 118

NATIONS FUNDS

                                                                                                WITHOUT WAIVERS
                                                                                                AND/OR EXPENSE
                                                                                                REIMBURSEMENTS
                                                                                                ---------------
                                                     RATIO OF        RATIO OF                      RATIO OF
    TOTAL       NET ASSET              NET ASSETS    OPERATING    NET INVESTMENT                   OPERATING
  DIVIDENDS       VALUE                  END OF     EXPENSES TO  INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD     AVERAGE NET    AVERAGE NET      TURNOVER      AVERAGE NET
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS          ASSETS          RATE          ASSETS
---------------------------------------------------------------------------------------------------------------

   $(0.12)       $12.79       48.18%    $492,327       1.03%(a)        1.04%           79%           1.03%(a)
    (0.09)         8.72      (22.27)     294,087       1.16(a)         1.11            98            1.16(a)
    (0.04)        11.32       13.63       98,888       1.25+(a)        0.64+           19            2.03+(a)

   $(0.09)       $12.77       47.80%    $  8,121       1.28%(a)        0.79%           79%           1.28%(a)
    (0.07)         8.71      (22.36)       3,270       1.41(a)         0.86            98            1.41(a)
    (0.04)        11.30       13.37          573       1.50+(a)        0.39+           19            2.28+(a)

   $(0.02)       $12.70       46.56%    $  3,650       2.03%(a)        0.04%           79%           2.03%(a)
    (0.04)         8.67      (22.93)       1,961       2.16(a)         0.11            98            2.16(a)
    (0.02)        11.29       13.14          524       2.25+(a)       (0.36)+          19            3.03+(a)

   $(0.01)       $12.73       46.66%    $    684       2.03%(a)        0.04%           79%           2.03%(a)
    (0.04)         8.69      (22.89)         362       2.16(a)         0.11            98            2.16(a)
    (0.00)##      11.31       13.10           93       2.25+(a)       (0.36)+          19            3.03+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                    NET ASSET                       NET REALIZED      NET INCREASE/     DIVIDENDS     DISTRIBUTIONS
                                      VALUE           NET          AND UNREALIZED     (DECREASE) IN      FROM NET       FROM NET
                                    BEGINNING      INVESTMENT      GAIN/(LOSS) ON    NET ASSET VALUE    INVESTMENT      REALIZED
                                    OF PERIOD    INCOME/(LOSS)#     INVESTMENTS      FROM OPERATIONS      INCOME          GAINS
                                    -----------------------------------------------------------------------------------------------
SMALLCAP VALUE
PRIMARY A SHARES
Year ended 3/31/2004..............   $ 7.73          $ 0.02            $ 4.67             $4.69           $(0.03)        $(0.09)
Period ended 3/31/2003*...........    10.00            0.03             (2.28)            (2.25)           (0.02)            --
INVESTOR A SHARES
Year ended 3/31/2004..............   $ 7.71          $(0.01)           $ 4.67             $4.66           $(0.02)        $(0.09)
Period ended 3/31/2003*...........    10.00            0.01             (2.28)            (2.27)           (0.02)            --
INVESTOR B SHARES
Year ended 3/31/2004..............   $ 7.68          $(0.09)           $ 4.63             $4.54           $   --         $(0.09)
Period ended 3/31/2003*...........    10.00           (0.04)            (2.28)            (2.32)           (0.00)##          --
INVESTOR C SHARES
Year ended 3/31/2004..............   $ 7.67          $(0.09)           $ 4.64             $4.55           $   --         $(0.09)
Period ended 3/31/2003*...........    10.00           (0.04)            (2.29)            (2.33)           (0.00)##          --

---------------

  * SmallCap Value Primary A, Investor A, Investor B and Investor C Shares commenced operations on May 1, 2002.

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 120

NATIONS FUNDS

                                                                                                 WITHOUT WAIVERS
                                                                                                 AND/OR EXPENSE
                                                                                                 REIMBURSEMENTS
                                                     RATIO OF                                    ---------------
                                                     OPERATING      RATIO OF NET                    RATIO OF
    TOTAL       NET ASSET              NET ASSETS   EXPENSES TO      INVESTMENT                     OPERATING
  DIVIDENDS       VALUE                  END OF       AVERAGE     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND         END OF      TOTAL       PERIOD         NET           AVERAGE        TURNOVER        AVERAGE
DISTRIBUTIONS    PERIOD     RETURN++     (000)        ASSETS         NET ASSETS        RATE        NET ASSETS
----------------------------------------------------------------------------------------------------------------

   $(0.12)       $12.30       60.96%    $151,556       1.30%(a)         0.15%          111%           1.35%(a)
    (0.02)         7.73      (22.50)      70,168       1.30+(a)         0.45+            89           1.57+(a)

   $(0.11)       $12.26       60.64%    $  3,840       1.55%(a)        (0.10)%         111%           1.60%(a)
    (0.02)         7.71      (22.75)       1,122       1.55+(a)         0.20+            89           1.82+(a)

   $(0.09)       $12.13       59.34%    $  1,395       2.30%(a)        (0.85)%         111%           2.35%(a)
    (0.00)##       7.68      (23.20)         341       2.30+(a)        (0.55)+           89           2.57+(a)

   $(0.09)       $12.13       59.54%    $    278       2.30%(a)        (0.85)%         111%           2.35%(a)
    (0.00)##       7.67      (23.29)          56       2.30+(a)        (0.55)+           89           2.57+(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
GROWTH*
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $11.95        $(0.02)          $ 4.03           $ 4.01           $   --
Year ended 3/31/2003#.....................    14.79         (0.05)           (2.79)           (2.84)              --
Year ended 3/31/2002#.....................    14.91         (0.06)           (0.06)           (0.12)              --
Year ended 3/31/2001......................    21.61         (0.01)           (6.53)           (6.54)           (0.16)
Year ended 3/31/2000......................    14.91         (0.07)            6.81             6.74            (0.04)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $11.86        $(0.06)          $ 4.00           $ 3.94           $   --
Year ended 3/31/2003#.....................    14.72         (0.08)           (2.78)           (2.86)              --
Year ended 3/31/2002#.....................    14.87         (0.09)           (0.06)           (0.15)              --
Year ended 3/31/2001......................    21.62         (0.05)           (6.54)           (6.59)           (0.16)
Year ended 3/31/2000......................    14.95         (0.11)            6.82             6.71            (0.04)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $11.43        $(0.16)          $ 3.85           $ 3.69           $   --
Year ended 3/31/2003#.....................    14.29         (0.17)           (2.69)           (2.86)              --
Year ended 3/31/2002#.....................    14.55         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.31         (0.18)           (6.42)           (6.60)           (0.16)
Year ended 3/31/2000......................    14.85         (0.24)            6.74             6.50            (0.04)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $11.44        $(0.17)          $ 3.87           $ 3.70           $   --
Year ended 3/31/2003#.....................    14.31         (0.17)           (2.70)           (2.87)              --
Year ended 3/31/2002#.....................    14.57         (0.20)           (0.06)           (0.26)              --
Year ended 3/31/2001......................    21.34         (0.17)           (6.44)           (6.61)           (0.16)
Year ended 3/31/2000......................    14.86         (0.25)            6.77             6.52            (0.04)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Growth Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.12% for Primary A Shares, 1.37% for Investor A Shares and 2.12% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 122

NATIONS FUNDS

                                                                                         WITHOUT WAIVERS
                                                                                          AND/OR EXPENSE
                                                                                          REIMBURSEMENTS
                                                                                         ----------------
                                            RATIO OF          RATIO OF                       RATIO OF
                           NET ASSETS      OPERATING       NET INVESTMENT                   OPERATING
  NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL       PERIOD       AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++     (000)           ASSETS            ASSETS          RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------

   $15.96         33.56%    $371,942          1.12%            (0.17)%           --            1.14%(b)
    11.95        (19.20)     106,436          1.17             (0.37)            --            1.17
    14.79         (0.80)      58,752          1.14             (0.39)            --            1.14
    14.91        (30.42)      80,526          1.10             (0.03)            --            1.10
    21.61         45.33      113,028          1.23(a)          (0.37)            55%###        1.23(a)

   $15.80         33.22%    $546,537          1.37%            (0.42)%           --            1.39%(b)
    11.86        (19.43)     279,840          1.42             (0.62)            --            1.42
    14.72         (1.01)     217,963          1.39             (0.64)            --            1.39
    14.87        (30.63)     164,031          1.35             (0.28)            --            1.35
    21.62         45.01      175,859          1.48(a)          (0.62)            55%###        1.48(a)

   $15.12         32.28%    $200,270          2.12%            (1.17)%           --            2.14%(b)
    11.43        (20.01)     137,432          2.17             (1.37)            --            2.17
    14.29         (1.79)     209,503          2.14             (1.39)            --            2.14
    14.55        (31.13)     239,621          2.10             (1.03)            --            2.10
    21.31         43.90      305,607          2.23(a)          (1.37)            55%###        2.23(a)

   $15.14         32.34%    $177,599          2.12%            (1.17)%           --            2.14%(b)
    11.44        (20.06)      55,913          2.17             (1.37)            --            2.17
    14.31         (1.78)      31,886          2.14             (1.39)            --            2.14
    14.57        (31.10)      32,365          2.10             (1.03)            --            2.10
    21.34         43.93       34,785          2.23(a)          (1.37)            55%###        2.23(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC GROWTH***
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.78        $ 0.05           $ 2.81           $ 2.86          $(0.06)
Year ended 3/31/2003#.....................    12.35          0.07            (3.59)           (3.52)          (0.05)
Year ended 3/31/2002#.....................    12.47          0.02            (0.12)           (0.10)          (0.02)
Year ended 3/31/2001......................    17.03         (0.01)           (4.51)           (4.52)          (0.01)
Year ended 3/31/2000#.....................    13.86         (0.02)            3.39             3.37              --
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.76        $ 0.03           $ 2.79           $ 2.82          $(0.03)
Year ended 3/31/2003#.....................    12.31          0.04            (3.56)           (3.52)          (0.03)
Year ended 3/31/2002#.....................    12.44         (0.01)           (0.11)           (0.12)          (0.01)
Year ended 3/31/2001......................    16.98         (0.04)           (4.47)           (4.51)             --
Period ended 3/31/2000**#.................    13.88         (0.03)            3.19             3.16              --
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 8.54        $(0.05)          $ 2.72           $ 2.67          $   --
Year ended 3/31/2003#.....................    12.07         (0.03)           (3.50)           (3.53)         $(0.00)##
Year ended 3/31/2002#.....................    12.29         (0.10)           (0.12)           (0.22)          (0.00)##
Year ended 3/31/2001......................    16.90         (0.14)           (4.44)           (4.58)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.18             3.08              --
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 8.54        $(0.05)          $ 2.72           $ 2.67          $   --
Year ended 3/31/2003#.....................    12.08         (0.03)           (3.51)           (3.54)             --
Year ended 3/31/2002#.....................    12.30         (0.10)           (0.12)           (0.22)          (0.00)##
Year ended 3/31/2001......................    16.92         (0.14)           (4.45)           (4.59)             --
Period ended 3/31/2000**#.................    13.88         (0.10)            3.20             3.10              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
STRATEGIC GROWTH***
PRIMARY A SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Year ended 3/31/2000#.....................      (0.20)
INVESTOR A SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR B SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)
INVESTOR C SHARES
Year ended 3/31/2004#.....................     $   --
Year ended 3/31/2003#.....................         --
Year ended 3/31/2002#.....................         --
Year ended 3/31/2001......................      (0.03)
Period ended 3/31/2000**#.................      (0.06)

---------------

  +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  ** Strategic Growth Investor A, Investor B and Investor C Shares commenced operations on August 2, 1999.

 *** The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Strategic Growth Master Portfolio.

  # Per share net investment income (loss) has been calculated using the monthly average shares method.

 ##  Amount represents less than $0.01 per share.

 ### Amount represents results prior to conversion to a master-feeder structure on May 13, 2002.

 (a) The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b) The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c) The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 (d) The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.93% for Primary A Shares, 1.18% for Investor A Shares and 1.93% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 124

NATIONS FUNDS

                                                                                                            WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                            ----------------
                                                               RATIO OF          RATIO OF                       RATIO OF
    TOTAL                                   NET ASSETS        OPERATING       NET INVESTMENT                   OPERATING
  DIVIDENDS       NET ASSET                   END OF         EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL        PERIOD         AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++       (000)            ASSETS            ASSETS          RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------------------------

   $(0.06)         $11.58         32.58%    $1,517,644           0.93%(c)          0.52%           --             0.96%(d)
    (0.05)           8.78        (28.55)     1,393,260           0.94              0.69            15%###         0.94
    (0.02)          12.35         (0.83)     1,230,030           0.94(a)           0.20            71             0.94(a)
    (0.04)          12.47        (26.62)     1,182,028           0.94(a)(b)       (0.09)           56             0.94(a)
    (0.20)          17.03         24.63        860,124           0.97             (0.10)           23             0.97
   $(0.03)         $11.55         32.21%    $  245,616           1.18%(c)          0.27%           --             1.21%(d)
    (0.03)           8.76        (28.61)       213,691           1.19              0.44            15%###         1.19
    (0.01)          12.31         (0.97)        26,742           1.19(a)          (0.05)           71             1.19(a)
    (0.03)          12.44        (26.62)        11,895           1.19(a)(b)       (0.34)           56             1.19(a)
    (0.06)          16.98         22.86          5,503           1.22+            (0.35)+          23             1.22+
   $   --          $11.21         31.26%    $   44,571           1.93%(c)         (0.48)%          --             1.96%(d)
    (0.00)##         8.54        (29.23)        38,972           1.94             (0.31)           15%###         1.94
    (0.00)##        12.07         (1.78)         8,358           1.94(a)          (0.80)           71             1.94(a)
    (0.03)          12.29        (27.16)         6,758           1.94(a)(b)       (1.09)           56             1.94(a)
    (0.06)          16.90         22.29          4,934           1.97+            (1.10)+          23             1.97+
   $   --          $11.21         31.26%    $   16,702           1.93%(c)         (0.48)%          --             1.96%(d)
       --            8.54        (29.30)        12,857           1.94             (0.31)           15%###         1.94
    (0.00)##        12.08         (1.78)         2,645           1.94(a)          (0.80)           71             1.94(a)
    (0.03)          12.30        (27.14)         2,137           1.94(a)(b)       (1.09)           56             1.94(a)
    (0.06)          16.92         22.36          1,706           1.97+            (1.10)+          23             1.97+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/     DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN       FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE      REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS        GAINS
                                            ------------------------------------------------------------------------------
FOCUSED EQUITIES*
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $12.81        $(0.04)          $4.21             $4.17            $   --
Year ended 3/31/2003#.....................    15.87         (0.05)          (3.01)            (3.06)               --
Year ended 3/31/2002#.....................    15.37         (0.05)           0.55              0.50                --
Year ended 3/31/2001......................    22.59         (0.01)          (7.13)            (7.14)            (0.08)
Year ended 3/31/2000#.....................    16.69         (0.01)           6.14              6.13             (0.23)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $12.70        $(0.08)          $4.17             $4.09            $   --
Year ended 3/31/2003#.....................    15.77         (0.08)          (2.99)            (3.07)               --
Year ended 3/31/2002#.....................    15.31         (0.09)           0.55              0.46                --
Year ended 3/31/2001......................    22.56         (0.06)          (7.11)            (7.17)            (0.08)
Year ended 3/31/2000#.....................    16.73         (0.03)           6.09              6.06             (0.23)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $12.25        $(0.19)          $4.02             $3.83            $   --
Year ended 3/31/2003#.....................    15.33         (0.18)          (2.90)            (3.08)               --
Year ended 3/31/2002#.....................    15.00         (0.20)           0.53              0.33                --
Year ended 3/31/2001......................    22.26         (0.20)          (6.98)            (7.18)            (0.08)
Year ended 3/31/2000#.....................    16.62         (0.09)           5.96              5.87             (0.23)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $12.29        $(0.19)          $4.03             $3.84            $   --
Year ended 3/31/2003#.....................    15.38         (0.18)          (2.91)            (3.09)               --
Year ended 3/31/2002#.....................    15.05         (0.20)           0.53              0.33                --
Year ended 3/31/2001......................    22.33         (0.20)          (7.00)            (7.20)            (0.08)
Year ended 3/31/2000#.....................    16.67         (0.08)           5.97              5.89             (0.23)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Focused Equities Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.09% for Primary A Shares, 1.34% for Investor A Shares and 2.09% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 126

NATIONS FUNDS

                                                                                            WITHOUT WAIVERS
                                                                                             AND/OR EXPENSE
                                                                                             REIMBURSEMENTS
                                                                                            ----------------
                                               RATIO OF          RATIO OF                       RATIO OF
                            NET ASSETS        OPERATING       NET INVESTMENT                   OPERATING
  NET ASSET                   END OF         EXPENSES TO     INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
    VALUE        TOTAL        PERIOD         AVERAGE NET       AVERAGE NET      TURNOVER        AVERAGE
END OF PERIOD   RETURN++       (000)            ASSETS            ASSETS          RATE         NET ASSETS
------------------------------------------------------------------------------------------------------------

   $16.98         32.55%    $  701,306           1.09%            (0.24)%          --             1.12%(b)
    12.81        (19.28)       384,706           1.12             (0.35)           --             1.12
    15.87          3.25        346,435           1.11             (0.33)           --             1.11
    15.37        (31.67)       354,798           1.09             (0.05)           --             1.09
    22.59         37.13        326,745           1.16(a)          (0.35)        53%###            1.16(a)
   $16.79         32.20%    $1,030,985           1.34%            (0.49)%          --             1.37%(b)
    12.70        (19.47)       537,958           1.37             (0.60)           --             1.37
    15.77          3.00        507,590           1.36             (0.58)           --             1.36
    15.31        (31.80)       491,437           1.34             (0.30)           --             1.34
    22.56         36.62        690,166           1.41(a)          (0.60)        53%###            1.41(a)
   $16.08         31.27%    $  576,884           2.09%            (1.24)%          --             2.12%(b)
    12.25        (20.09)       462,082           2.12             (1.35)           --             2.12
    15.33          2.20        679,688           2.11             (1.33)           --             2.11
    15.00        (32.32)       741,285           2.09             (1.05)           --             2.09
    22.26         35.71      1,003,840           2.16(a)          (1.35)        53%###            2.16(a)
   $16.13         31.24%    $  342,885           2.09%            (1.24)%          --             2.12%(b)
    12.29        (20.09)       175,032           2.12             (1.35)           --             2.12
    15.38          2.19        188,842           2.11             (1.33)           --             2.11
    15.05        (32.31)       203,642           2.09             (1.05)           --             2.09
    22.33         35.72        247,509           2.16(a)          (1.35)        53%###            2.16(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
MIDCAP GROWTH
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.66        $(0.05)          $ 3.13           $ 3.08           $   --
Year ended 3/31/2003#.....................    13.21         (0.04)           (4.51)           (4.55)              --
Year ended 3/31/2002#.....................    14.63         (0.05)           (1.37)           (1.42)              --
Year ended 3/31/2001......................    22.41         (0.03)           (4.02)           (4.05)           (3.73)
Year ended 3/31/2000#.....................    13.31         (0.07)            9.81             9.74            (0.64)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.33        $(0.07)          $ 3.00           $ 2.93           $   --
Year ended 3/31/2003#.....................    12.73         (0.07)           (4.33)           (4.40)              --
Year ended 3/31/2002#.....................    14.14         (0.09)           (1.32)           (1.41)              --
Year ended 3/31/2001......................    21.87         (0.09)           (3.91)           (4.00)           (3.73)
Year ended 3/31/2000#.....................    13.04         (0.12)            9.59             9.47            (0.64)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 7.46        $(0.13)          $ 2.69           $ 2.56           $   --
Year ended 3/31/2003#.....................    11.51         (0.12)           (3.93)           (4.05)              --
Year ended 3/31/2002#.....................    12.87         (0.17)           (1.19)           (1.36)              --
Year ended 3/31/2001......................    20.38         (0.19)           (3.59)           (3.78)           (3.73)
Year ended 3/31/2000#.....................    12.28         (0.22)            8.96             8.74            (0.64)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 7.51        $(0.13)          $ 2.70           $ 2.57           $   --
Year ended 3/31/2003#.....................    11.57         (0.12)           (3.94)           (4.06)              --
Year ended 3/31/2002#.....................    12.95         (0.17)           (1.21)           (1.38)              --
Year ended 3/31/2001......................    20.47         (0.17)           (3.62)           (3.79)           (3.73)
Year ended 3/31/2000#.....................    12.33         (0.22)            9.00             8.78            (0.64)

---------------

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS FUNDS

                                                                                        WITHOUT WAIVERS
                                                                                         AND/OR EXPENSE
                                                                                         REIMBURSEMENTS
                                                                                        ----------------
                                           RATIO OF          RATIO OF                       RATIO OF
NET ASSET               NET ASSETS        OPERATING       NET INVESTMENT                   OPERATING
  VALUE                   END OF         EXPENSES TO      INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
 END OF      TOTAL        PERIOD         AVERAGE NET        TO AVERAGE      TURNOVER        AVERAGE
 PERIOD     RETURN++       (000)            ASSETS          NET ASSETS        RATE         NET ASSETS
--------------------------------------------------------------------------------------------------------

 $11.74       35.57%     $461,304           0.96%(a)(b)       (0.46)%          65%            0.96%(a)
   8.66      (34.44)      402,987            0.97(a)(b)       (0.45)           58             0.97(a)
  13.21       (9.71)      547,514            0.97(a)(b)       (0.39)           39             0.97(a)
  14.63      (20.67)      388,152            0.98(a)          (0.27)           39             0.98(a)
  22.41       75.34       281,951            1.00(a)(b)       (0.45)           46             1.00(a)
 $11.26       35.17%     $ 22,673           1.21%(a)(b)       (0.71)%          65%            1.21%(a)
   8.33      (34.56)       18,120            1.22(a)(b)       (0.70)           58             1.22(a)
  12.73       (9.97)       32,138            1.22(a)(b)       (0.64)           39             1.22(a)
  14.14      (20.98)       16,536            1.23(a)          (0.52)           39             1.23(a)
  21.87       74.82        22,741            1.25(a)(b)       (0.70)           46             1.25(a)
 $10.02       34.32%     $ 26,662           1.96%(a)(b)       (1.46)%          65%            1.96%(a)
   7.46      (35.19)       21,990            1.97(a)(b)       (1.45)           58             1.97(a)
  11.51      (10.57)       45,368            1.97(a)(b)       (1.39)           39             1.97(a)
  12.87      (21.51)       44,261            1.98(a)          (1.27)           39             1.98(a)
  20.38       73.47        49,606            2.00(a)(b)       (1.45)           46             2.00(a)
 $10.08       34.22%     $  1,816           1.96%(a)(b)       (1.46)%          65%            1.96%(a)
   7.51      (35.09)        1,709            1.97(a)(b)       (1.45)           58             1.97(a)
  11.57      (10.66)        3,024            1.97(a)(b)       (1.39)           39             1.97(a)
  12.95      (21.46)        3,248            1.98(a)          (1.27)           39             1.98(a)
  20.47       73.50         2,628            2.00(a)(b)       (1.45)           46             2.00(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    NET ASSET
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      VALUE
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE    END OF
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS    PERIOD
                                            ------------------------------------------------------------------------
21ST CENTURY
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 6.24        $(0.03)          $ 3.59           $ 3.56          $9.80
Year ended 3/31/2003#.....................     7.10         (0.05)           (0.81)           (0.86)          6.24
Year ended 3/31/2002#.....................     6.99         (0.05)            0.16             0.11           7.10
Period ended 3/31/2001*...................    10.00         (0.03)           (2.98)           (3.01)          6.99
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 6.19        $(0.05)          $ 3.56           $ 3.51          $9.70
Year ended 3/31/2003#.....................     7.06         (0.07)           (0.80)           (0.87)          6.19
Year ended 3/31/2002#.....................     6.97         (0.07)            0.16             0.09           7.06
Period ended 3/31/2001*...................    10.00         (0.06)           (2.97)           (3.03)          6.97
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 6.05        $(0.13)          $ 3.50           $ 3.37          $9.42
Year ended 3/31/2003#.....................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002#.....................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001*...................    10.00         (0.11)           (2.97)           (3.08)          6.92
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 6.05        $(0.13)          $ 3.50           $ 3.37          $9.42
Year ended 3/31/2003#.....................     6.96         (0.12)           (0.79)           (0.91)          6.05
Year ended 3/31/2002#.....................     6.92         (0.12)            0.16             0.04           6.96
Period ended 3/31/2001*...................    10.00         (0.11)           (2.97)           (3.08)          6.92

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

  * 21st Century Primary A, Investor A, Investor B and Investor C Shares commenced operations on April 10, 2000.

 ** Reflects overall Fund ratios for investment income.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS FUNDS

                                                                   WITHOUT WAIVERS
                                                                   AND/OR EXPENSE
                                                                   REIMBURSEMENTS
                                                                   ---------------
                         RATIO OF      RATIO OF NET                   RATIO OF
           NET ASSETS    OPERATING      INVESTMENT                    OPERATING
             END OF     EXPENSES TO   INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
 TOTAL       PERIOD     AVERAGE NET     TO AVERAGE     TURNOVER        AVERAGE
RETURN++     (000)        ASSETS        NET ASSETS       RATE        NET ASSETS
----------------------------------------------------------------------------------

  57.05%    $37,027     1.24%(a)(b)       (0.34)%         204%        1.24%(a)
 (12.11)      3,543     1.45(a)(b)        (0.81)          308         1.46(a)
   1.57       3,356     1.37(a)           (0.72)          419         1.37(a)
 (30.10)      5,686     1.35+             (0.41)+         426         1.35+

  56.70%    $48,630     1.49%(a)(b)       (0.59)%**       204%        1.49%(a)
 (12.32)     10,853     1.70(a)(b)        (1.06)          308         1.71(a)
   1.29      14,741     1.62(a)           (0.97)          419         1.62(a)
 (30.30)     19,644     1.60+             (0.66)+         426         1.60+

  55.70%    $48,277     2.24%(a)(b)       (1.34)%**       204%        2.24%(a)
 (13.07)     29,562     2.45(a)(b)        (1.81)          308         2.46(a)
   0.58      43,187     2.37(a)           (1.72)          419         2.37(a)
 (30.80)     50,404     2.35+             (1.41)+         426         2.35+

  55.70%    $14,700     2.24%(a)(b)       (1.34)%**       204%        2.24%(a)
 (13.07)      3,517     2.45(a)(b)        (1.81)          308         2.46(a)
   0.58       4,660     2.37(a)           (1.72)          419         2.37(a)
 (30.80)      6,557     2.35+             (1.41)+         426         2.35+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DISTRIBUTIONS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN      FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE     REALIZED
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS       GAINS
                                            ----------------------------------------------------------------------------
SMALL COMPANY***
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $10.14        $(0.10)          $ 5.31           $ 5.21           $   --
Year ended 3/31/2003#.....................    15.07         (0.07)           (4.86)           (4.93)              --
Year ended 3/31/2002#.....................    13.69         (0.07)            1.45             1.38               --
Year ended 3/31/2001......................    22.66         (0.10)           (6.67)           (6.77)           (2.20)
Year ended 3/31/2000#.....................    11.50         (0.10)           11.29            11.19            (0.03)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 9.96        $(0.13)          $ 5.21           $ 5.08           $   --
Year ended 3/31/2003#.....................    14.84         (0.10)           (4.78)           (4.88)              --
Year ended 3/31/2002#.....................    13.52         (0.10)            1.42             1.32               --
Year ended 3/31/2001......................    22.44         (0.14)           (6.58)           (6.72)           (2.20)
Year ended 3/31/2000#.....................    11.43         (0.15)           11.19            11.04            (0.03)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 9.49        $(0.22)          $ 4.95           $ 4.73           $   --
Year ended 3/31/2003#.....................    14.25         (0.18)           (4.58)           (4.76)              --
Year ended 3/31/2002#.....................    13.08         (0.20)            1.37             1.17               --
Year ended 3/31/2001......................    21.94         (0.23)           (6.43)           (6.66)           (2.20)
Year ended 3/31/2000#.....................    11.23         (0.25)           10.99            10.74            (0.03)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 9.62        $(0.22)          $ 5.02           $ 4.80           $   --
Year ended 3/31/2003#.....................    14.45         (0.18)           (4.65)           (4.83)              --
Year ended 3/31/2002#.....................    13.26         (0.20)            1.39             1.19               --
Year ended 3/31/2001......................    22.21         (0.25)           (6.50)           (6.75)           (2.20)
Year ended 3/31/2000#.....................    11.38         (0.23)           11.09            10.86            (0.03)

---------------

 ***The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of Small Company Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income (loss) has been calculated using the monthly average shares method.

### Amount represents results prior to conversion to a master-feeder structure on November 1, 2003.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (c)The reimbursement from Investment Adviser (see Note 15) is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 1.15% for Primary A Shares, 1.40% for Investor A Shares and 2.15% each for Investor B and C Shares.

 (d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.22% for Primary A Shares, 1.47% for Investor A Shares and 2.22% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS FUNDS

                                                                                 WITHOUT WAIVERS
                                                                                 AND/OR EXPENSE
                                                                                 REIMBURSEMENTS
                                                                                 ---------------
                                        RATIO OF     RATIO OF NET                   RATIO OF
NET ASSET               NET ASSETS      OPERATING     INVESTMENT                    OPERATING
  VALUE                   END OF       EXPENSES TO   INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
 END OF      TOTAL        PERIOD       AVERAGE NET    TO AVERAGE     TURNOVER        AVERAGE
 PERIOD     RETURN++       (000)         ASSETS       NET ASSETS       RATE        NET ASSETS
------------------------------------------------------------------------------------------------

 $15.35       51.38%     $509,419      1.13%(b)(c)      (0.75)%          40%###      1.25%(d)
  10.14      (32.71)      410,198      1.15(a)(b)       (0.61)           44          1.23(a)
  15.07       10.08       572,820      1.15(a)(b)       (0.48)           35          1.21(a)
  13.69      (31.86)      477,246      1.15(a)(b)       (0.52)           48          1.20(a)
  22.66       97.46       647,825      1.13(a)(b)       (0.65)           63          1.22(a)

 $15.04       51.00%     $212,854      1.38%(b)(c)      (1.00)%          40%###      1.50%(d)
   9.96      (32.88)      128,620      1.40(a)(b)       (0.86)           44          1.48(a)
  14.84        9.76       157,759      1.40(a)(b)       (0.73)           35          1.46(a)
  13.52      (31.96)      146,457      1.40(a)(b)       (0.77)           48          1.45(a)
  22.44       96.91       245,425      1.38(a)(b)       (0.90)           63          1.47(a)

 $14.22       49.84%     $ 19,367      2.13%(b)(c)      (1.75)%          40%###      2.25%(d)
   9.49      (33.40)       12,567      2.15(a)(b)       (1.61)           44          2.23(a)
  14.25        8.94        17,484      2.15(a)(b)       (1.48)           35          2.21(a)
  13.08      (32.45)       11,744      2.15(a)(b)       (1.52)           48          2.20(a)
  21.94       95.79        13,839      2.13(a)(b)       (1.65)           63          2.22(a)

 $14.42       49.90%     $  5,454      2.13%(b)(c)      (1.75)%          40%###      2.25%(d)
   9.62      (33.43)        3,644      2.15(a)(b)       (1.61)           44          2.23(a)
  14.45        8.97         3,871      2.15(a)(b)       (1.48)           35          2.21(a)
  13.26      (32.46)        2,813      2.15(a)(b)       (1.52)           48          2.20(a)
  22.21       95.76         3,588      2.13(a)(b)       (1.65)           63          2.22(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to certain domestic stock portfolios of Funds
Trust: Convertible Securities Fund, Asset Allocation Fund, Value Fund, MidCap Value Fund, SmallCap Value Fund, Growth Fund, Strategic Growth Fund, Focused Equities Fund, MidCap Growth Fund, 21st Century Fund and Small Company Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Growth Fund, Strategic Growth Fund, Focused Equities Fund and Small Company Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Growth Master Portfolio, Strategic Growth Master Portfolio, Focused Equities Master Portfolio and Small Company Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (95.7% for Growth Master Portfolio, 98.7% for Strategic Growth Master Portfolio, 98.1% for Focused Equities Master Portfolio and 97.2% for Small Company Master Portfolio at March 31, 2004). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

SmallCap Value Fund and 21st Century Fund operate in a master-feeder structure. The Funds seek to achieve their investment objectives by investing substantially all of their assets in SmallCap Value Master Portfolio and 21st Century Master Portfolio of the Master Trust, which has the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in the SmallCap Value Master Portfolio and 21st Century Master Portfolio as of and for the year ended March 31, 2004 represented substantially all of the beneficial interests in the SmallCap Value Master Portfolio and 21st Century Master Portfolio, the financial statements for the SmallCap Value Fund and 21st Century Fund reflect the consolidation of the SmallCap Value Master Portfolio and 21st Century Master Portfolio. Separate financial statements for the SmallCap Value Master Portfolio and 21st Century Master Portfolio have not been prepared and references in this report to SmallCap Value Fund and 21st Century Fund should be read to include references to the corresponding Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using prices provided

NATIONS FUNDS
by a pricing service or based upon broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Funds' investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying

NATIONS FUNDS
security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gains/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of ) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Asset Allocation Fund has reclassified periodic payments made under interest rate swap agreements, previously included

NATIONS FUNDS
within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification decreased net investment income and increased net realized gains by $58,162 and $53,221 for the years ended March 31, 2004 and March 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. Financial highlight reclassifications appear as follows:

                                          NET INVESTMENT      NET INVESTMENT     NET INVESTMENT    NET INVESTMENT
                                         INCOME PER SHARE    INCOME PER SHARE     INCOME RATIO      INCOME RATIO
                                            (PREVIOUS)          (REVISED)          (PREVIOUS)        (REVISED)
                                         ------------------------------------------------------------------------
Year ended 3/31/04
Primary A..............................       $0.30               $0.29               1.60%             1.58%
Investor A.............................        0.26                0.25               1.35              1.33
Investor B.............................        0.11                0.11               0.60              0.58
Investor C.............................        0.11                0.11               0.60              0.58
Year ended 3/31/03
Primary A..............................       $0.32               $0.32               1.85%             1.83%
Investor A.............................        0.29                0.29               1.60              1.58
Investor B.............................        0.15                0.15               0.85              0.83
Investor C.............................        0.15                0.15               0.85              0.83

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar Rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Asset Allocation Fund had dollar rolls outstanding as of March 31, 2004, which are included in Payable for investment securities purchased on its Statement of net assets. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll purchase commitments.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of

NATIONS FUNDS
discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid each calendar quarter by the Convertible Securities, Asset Allocation, Value and MidCap Value Funds. SmallCap Value, Growth, Strategic Growth, Focused Equities, MidCap Growth, 21st Century and Small Company Funds declare and pay distributions annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on the ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund and Master Portfolio:

                                                                ANNUAL RATE
                                                                ------------
Asset Allocation............................................       0.60%
Convertible Securities, Value, MidCap Value, MidCap
  Growth....................................................       0.65%
21st Century................................................       0.75%
SmallCap Value, Small Company*..............................       0.90%

---------------

 *Prior to Master/Feeder conversion.

Prior to January 1, 2004, under the terms of the Investment Advisory Agreement, BACAP was entitled to receive an advisory fee, calculated daily and payable monthly, of 0.65% of Asset Allocation Fund's average daily net assets and 0.75% of MidCap Value Fund's average daily net assets.

The Growth, Strategic Growth, Focused Equities and Small Company Feeder Funds indirectly pay for investment advisory and sub-advisory services through their investments in their corresponding Master Portfolios (See Note 2 of Notes to financial statements of the Master Portfolios).

NATIONS FUNDS

Master Trust has, on behalf of the 21st Century Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of the average daily net assets of all Funds except for Asset Allocation Fund which pays a monthly fee at the maximum annual rate of 0.22% of its average daily net assets and Strategic Growth and Small Company Funds, which pay a monthly fee at the maximum annual rate of 0.18% of their average daily net assets and Growth and Focused Equities Funds, which pay a monthly fee at the maximum annual rate of 0.13% of their average daily net assets. Prior to November 1, 2003 and January 1, 2004, under the administration agreement, BACAP Distributors was entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.23% of Small Company and Asset Allocation Funds' average daily net assets, respectively. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned 0.13% (annualized) of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. For the period January 1, 2004 through March 31, 2004 and until July 31, 2004, BACAP has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

                                                              ANNUAL
FUND                                                           RATE
--------------------------------------------------------------------
Asset Allocation............................................   0.10%
Value.......................................................   0.05%

BACAP Distributors may, from time to time, reduce its fees payable by each Fund. For the period January 1, 2004 through March 31, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive 0.10% of its administration fee for the Value Fund as a percentage of the Funds' average daily net assets.

In addition, during the year ended March 31, 2004 and until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

                                                              ANNUAL
FUND                                                           RATE
--------------------------------------------------------------------
MidCap Value................................................   1.25%
SmallCap Value..............................................   1.30%
Small Company...............................................   1.15%

BACAP and/or BACAP Distributors is entitled to recover from MidCap Value Fund, SmallCap Value Fund and Small Company Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2004, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                           POTENTIAL AMOUNT TO       POTENTIAL AMOUNT TO       AMOUNT RECOVERED
                                                          RECOVER WITHIN 3 YEARS    RECOVER WITHIN 2 YEARS    DURING PERIOD ENDED
FUND                                                          AS OF 3/31/04             AS OF 3/31/04               3/31/04
---------------------------------------------------------------------------------------------------------------------------------
MidCap Value............................................         $     --                  $     --                   $--
SmallCap Value..........................................           60,263                   117,740                    --
Small Company...........................................          531,292                   405,127                    --

NATIONS FUNDS

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $11,380 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                                SUB-TRANSFER AGENT FEE
FUND                                                                    (000)
--------------------------------------------------------------------------------------
Convertible Securities......................................             $25
Asset Allocation............................................              --*
Value.......................................................              18
MidCap Value................................................              12
SmallCap Value..............................................              15
Growth......................................................               7
Strategic Growth............................................              48
Focused Equities............................................              10
MidCap Growth...............................................              14
21st Century................................................               1
Small Company...............................................               3

---------------

 *Amount represents less than $500.

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributor received the following:

                                                                FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                  SALES CHARGE
                                                                  (000)                        (000)
                                                              -------------    --------------------------------------
FUND                                                           INVESTOR A      INVESTOR A    INVESTOR B    INVESTOR C
---------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................     $1,096           $17          $  259         $ 13
Asset Allocation............................................         45             6              67           --*
Value.......................................................        112             1              92           54
MidCap Value................................................         23             1               5           --*
SmallCap Value..............................................         17            --               1           --*
Growth......................................................        608             1             298           10
Strategic Growth............................................        107            10              78            1
Focused Equities............................................      1,100            28           1,036           26
MidCap Growth...............................................         35             1              43           --*
21st Century................................................        259             3              88           --*
Small Company...............................................         83             1              32            1

---------------

 *Amount represents less than $500.

NATIONS FUNDS

For the year ended March 31, 2004, the following Funds paid brokerage commissions to certain affiliates of BACAP in connection with the execution of various portfolio transactions:

FUND                                                            COMMISSIONS
---------------------------------------------------------------------------
Convertible Securities......................................     $ 76,007
Asset Allocation............................................       35,106
Value.......................................................      195,110
MidCap Value................................................      131,180
SmallCap Value..............................................       69,620
MidCap Growth...............................................       82,026
Small Company...............................................       44,953

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

Certain Funds have made daily investments of cash balances in Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds." BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Convertible Securities...................................         $18                        $ 9
Asset Allocation.........................................          23                         12
Value....................................................          20                         11
MidCap Value.............................................          10                          5
SmallCap Value...........................................           4                          2
MidCap Growth............................................          15                          8
21st Century.............................................           3                          2

Asset Allocation Fund has invested in the High Yield Portfolio, a portfolio of the Master Investment Trust. The income earned by the Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds."

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of

NATIONS FUNDS
average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT    PLAN
                                                               RATE      LIMIT
                                                              ----------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................   0.25%     0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%     0.25%
Investor B and Investor C Distribution Plans................   0.75%     0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Convertible Securities......................................  $1,545,497    $1,213,398
Asset Allocation............................................      94,238       133,572
Value.......................................................     840,191       726,856
MidCap Value................................................     386,300       326,041
SmallCap Value..............................................     163,691       130,959
MidCap Growth...............................................     322,907       388,217
21st Century................................................     254,945       191,985
Small Company*..............................................     259,963       265,869

---------------

 *Prior to conversion to a master-feeder structure.

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Asset Allocation............................................  $297,556     $299,189

5.  FUTURES CONTRACTS

At March 31, 2004, the Asset Allocation Fund had the following futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004 (a).............................................      23            $2,576              $ 2,623             $ 47
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004 (a).............................................      28             3,144                3,180               36
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2004 (a).............................................     (24)           (2,747)              (2,770)             (23)
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $ 60
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for open futures contracts.

NATIONS FUNDS

6.  WRITTEN OPTIONS

Written options for the Asset Allocation Fund for the year ended March 31, 2004 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Outstanding at March 31, 2003...............................       4        $  27
Contracts opened............................................      40          223
Contracts closed............................................     (15)         (80)
Options expired.............................................     (29)        (170)
                                                                 ---        -----
Outstanding at March 31, 2004...............................      --        $  --
                                                                 ===        =====

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2004, the 21st Century Fund had the following forward foreign currency contracts outstanding:

                                                                VALUE OF          VALUE OF                           UNREALIZED
                                                                CONTRACT          CONTRACT       MARKET VALUE      APPRECIATION/
                                                              WHEN OPENED       WHEN OPENED       OF CONTRACT      (DEPRECIATION)
                                          LOCAL             (LOCAL CURRENCY)    (US DOLLARS)     (US DOLLARS)       (US DOLLARS)
DESCRIPTION                              CURRENCY                (000)             (000)             (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
21ST CENTURY FUND:
CONTRACTS TO BUY
Expiring June 16, 2004..........  British Pound Sterling          1,088           $  1,984         $  1,986            $   2
Expiring June 16, 2004..........  British Pound Sterling            863              1,558            1,587               29
                                                                                                                       -----
  Net unrealized appreciation...                                                                                          31
                                                                                                                       -----
CONTRACTS TO SELL:
Expiring June 16, 2004..........  Euro                           (3,375)            (4,125)          (4,140)             (15)
Expiring June 16, 2004..........  British Pound Sterling         (8,213)           (14,679)         (14,990)            (311)
Expiring April 1, 2004..........  British Pound Sterling           (902)            (1,638)          (1,658)             (20)
                                                                                                                       -----
  Net unrealized depreciation...                                                                                        (346)
                                                                                                                       -----
Total net unrealized
  depreciation..................                                                                                       $(315)
                                                                                                                       =====

NATIONS FUNDS

8.  SWAP CONTRACTS

At March 31, 2004, Asset Allocation Fund had the following swap contracts outstanding:

                                                                                                                  UNREALIZED
                                                    NOTIONAL                                  PAYMENTS          APPRECIATION/
                                                     AMOUNT       PAYMENTS MADE BY          RECEIVED BY         (DEPRECIATION)
DESCRIPTION                                          (000)            THE FUND                THE FUND              (000)
------------------------------------------------------------------------------------------------------------------------------

                                                                    Lehman CMBS
                                                                     Aaa Index
                                                                (Prior floating rate
Contract with Morgan Stanley, effective March 31,                  minus current            Lehman CMBS
  2004, expiring                                                   floating rate)         Aaa Index Spread
  June 30, 2004(a)................................  $ 1,800           x factor                + 0.55%                $--


                                                                    Lehman CMBS
                                                                     Aaa Index
                                                                (Prior floating rate
                                                                   minus current            Lehman CMBS
Contract with Morgan Stanley, effective March 12,                  floating rate)         Aaa Index Spread
  2004, expiring June 30, 2004(a).................    1,550           x factor                + 0.64%                 (2)

                                                                                                                     ---

Total unrealized depreciation.....................                                                                   $(2)
                                                                                                                     ===

---------------

(a)Fair value.

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 -- $249,999                                               Nine years
  $250,000 -- $499,999                                         Six years
  $500,000 -- $999,999                                         Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

NATIONS FUNDS

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT        AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
---------------------------------------------------------------------------------------
Convertible Securities......................................     $1,673         1.56%
Asset Allocation............................................          4         1.50
Value.......................................................         21         1.54
MidCap Growth...............................................         28         1.58
21st Century................................................          1         1.51
Small Company**.............................................         46         1.52

---------------

 * The average amount outstanding was calculated based on daily balances in the period.

 **Results represent amounts prior to master-feeder structure.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Convertible Securities......................................      $295,460           $301,537
Asset Allocation............................................         1,124              1,149
Value.......................................................        30,062             30,829
SmallCap Value..............................................        10,163             10,157
MidCap Growth...............................................        10,070             10,468
21st Century................................................        10,269             10,612

NATIONS FUNDS

12.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                    NET TAX
                                                                                                   UNREALIZED
                                                                                                 APPRECIATION/
                                                                                                 (DEPRECIATION)
                                                                                   NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                      COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                    INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                      FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                     PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                   (000)         (000)          (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Convertible Securities............  $1,694,927      $191,171       $(12,627)       $178,544           $--           $   1,602
Asset Allocation..................     180,155        34,450         (1,080)         33,370            (1)                106
Value.............................   1,270,015       224,447        (20,482)        203,965            --               1,166
MidCap Value......................     411,432        96,576         (4,174)         92,402            --              15,680
SmallCap Value....................     136,094        32,538           (906)         31,632            --               7,814
Growth............................         N/A*          N/A*           N/A*        242,190             4            (204,081)
Strategic Growth..................         N/A*          N/A*           N/A*        211,359            --               2,717
Focused Equities..................         N/A*          N/A*           N/A*        474,127             8              (1,217)
MidCap Growth.....................     404,721       133,275        (13,429)        119,846            --                  --
21st Century......................     139,904        23,383           (691)         22,692            15                (339)
Small Company.....................         N/A*          N/A*           N/A*        192,875            --                  --


                                    UNDISTRIBUTED
                                      LONG-TERM
                                       GAINS/
                                    (ACCUMULATED
                                    CAPITAL LOSS)
FUND                                    (000)
----------------------------------  -------------
Convertible Securities............    $ (10,028)
Asset Allocation..................      (45,992)
Value.............................      (58,782)
MidCap Value......................        3,609
SmallCap Value....................        3,665
Growth............................     (204,081)
Strategic Growth..................     (553,397)
Focused Equities..................     (532,723)
MidCap Growth.....................     (232,082)
21st Century......................      (23,883)
Small Company.....................      (92,452)

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                        EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN    EXPIRING IN
                                           2008           2009           2010           2011           2012
FUND                                       (000)          (000)          (000)          (000)          (000)
---------------------------------------------------------------------------------------------------------------
Convertible Securities................    $   --        $     --       $     --       $ 10,028        $    --
Asset Allocation......................        --              --         16,103         18,585         11,287
Value.................................        --              --          2,492*        51,361*         4,929
Growth................................     5,918*         13,630*       122,629*        61,904             --
Strategic Growth......................        --         110,199*       117,796        227,643         95,640
Focused Equities......................        --          11,303        375,725        145,695             --
MidCap Growth.........................        --              --         24,893        142,174         65,015
21st Century..........................        --              --         22,083          1,800             --
Small Company.........................        --              --         38,429         48,702          5,321

---------------

 *Utilization of these losses in future years may be limited under Federal tax laws.

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                              CAPITAL LOSSES
                                                                 UTILIZED
FUND                                                              (000)
----------------------------------------------------------------------------
Convertible Securities......................................     $ 94,182
MidCap Value................................................       13,202
SmallCap Value..............................................        3,034
Growth......................................................       40,374
Focused Equities............................................      101,306
21st Century................................................       14,911

NATIONS FUNDS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Funds elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                         CAPITAL LOSSES   CURRENCY LOSSES
                                                            DEFERRED         DEFERRED
FUND                                                         (000)             (000)
-----------------------------------------------------------------------------------------
Growth.................................................      $   --           $  213
Focused Equities.......................................          --            1,217
21st Century...........................................          --              339
Strategic Growth.......................................       2,119               --

Such deferred losses will be treated as arising on the first day of the fiscal year ending March 31, 2005.

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................  $38,897         $ --         $28,509        $    --
Asset Allocation............................................    2,626           --           4,338             --
Value.......................................................   13,463           --           6,870         10,104
MidCap Value................................................    4,430           --           2,074             --
SmallCap Value..............................................    1,008          544             149             --
Growth......................................................       --           --              --             --
Strategic Growth............................................    8,928           --           8,313             --
Focused Equities............................................       --           --              --             --
MidCap Growth...............................................       --           --              --             --
21st Century................................................       --           --              --             --
Small Company...............................................       --           --              --             --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to REIT adjustments, distribution reclassifications, net operating losses and foreign currency gains and losses, remedial allocations of capital gain and loss on feeder funds and adjustments due to mergers.

                                                                                   ACCUMULATED NET
                                                                                       REALIZED
                                                                UNDISTRIBUTED       GAIN/(LOSS) ON
                                                              INVESTMENT INCOME    INVESTMENTS SOLD    PAID-IN CAPITAL
FUND                                                                (000)               (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Convertible Securities......................................       $  (187)            $    187           $     --
Asset Allocation............................................            58                  (58)                --
Value.......................................................          (754)             (14,049)            14,803
MidCap Value................................................          (179)                 179                 --
SmallCap Value..............................................           221                 (221)                --
Growth......................................................         5,386              (68,526)            63,140
Strategic Growth............................................            --                   55                (55)
Focused Equities............................................        14,281                3,455            (17,736)
MidCap Growth...............................................         2,692                   --             (2,692)
21st Century................................................           960                   80             (1,040)
Small Company...............................................         5,942                 (735)            (5,207)

13.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the assets and assumed the liabilities of certain Nations Domestic Stock Funds, also listed below (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the

NATIONS FUNDS

Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                     TOTAL NET ASSETS         ACQUIRED FUND
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   UNREALIZED APPRECIATION
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION        (DEPRECIATION)
ACQUIRING FUND            ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Convertible           Equity Income               $105,548          $  679,809          $  785,357               $ 1,440
  Securities
Strategic Growth      Blue Chip                    566,410           1,174,477           1,740,887                37,555
Capital Growth        Aggressive Growth             29,534             320,757             350,291                  (583)

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust, except Convertible Securities of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Convertible Securities                         Convertible Securities
Strategic Growth                               Strategic Growth
Capital Growth                                 Capital Growth
MidCap Growth                                  MidCap Growth

On May 17, 2002, Value, of Nations Fund Trust and Small Company, of Nations Fund, Inc. (each a "Fund") reorganized into a newly created successor fund of Nations Funds Trust, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Value                                          Value
Small Company                                  Small Company

NATIONS FUNDS

CONVERSION OF COMMON TRUST FUNDS

On July 19, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized depreciation as of the conversion date were as follows:

                                                                                                TOTAL NET ASSETS    ACQUIRED FUND
                                                         TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
                                                         OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    DEPRECIATION
ACQUIRING FUND                   ACQUIRED FUND                (000)               (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Convertible Securities   Bank of America                     $ 11,664          $  714,493          $  726,157         $   (705)
                         Equity Income Fund
Convertible Securities   Bank of America                       79,598             714,493             794,091           (6,595)
                         Equity & Convertible Fund
Value                    Bank of America                        4,521             504,398             508,919             (905)
                         Equity Value Fund
Strategic Growth         Bank of America                      429,632           1,400,063           1,829,695          (52,377)
                         Equity Fund
Strategic Growth         Bank of America                      156,270           1,400,063           1,556,333           (6,141)
                         Charitable Equity Fund
Capital Growth           Bank of America                        7,660             263,648             271,308             (645)
                         Equity Growth Fund
MidCap Growth            Bank of America                      139,116             419,239             558,355              (15)
                         Equity MidCap Fund
Small Company            Bank of America                       27,839             533,701             561,540           (8,949)
                         SmallCap Equity Fund

FUND REORGANIZATION

On July 18, 2003, Value Fund ("Acquiring Fund"), acquired the assets and assumed the liabilities of Classic Value Fund and LargeCap Value Fund (each an "Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the reorganization date were as follows:

                                                                                                               ACQUIRED FUND
                                                                                           TOTAL NET ASSETS      UNREALIZED
                                                    TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                    OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   (DEPRECIATION)
ACQUIRING FUND                ACQUIRED FUND              (000)               (000)               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
Value                    Classic Value                  $367,675           $675,324           $1,042,999          $(50,233)
Value                    LargeCap Value                  109,570            675,324              784,894             7,896

FUND REORGANIZATION

On January 23, 2004, Growth Fund ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Fund ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The number and value of shares issued by the Acquiring Fund are presented in the Schedules of capital stock activity. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                                                               ACQUIRED FUND
                                                                                           TOTAL NET ASSETS      UNREALIZED
                                                    TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                    OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION   (DEPRECIATION)
ACQUIRING FUND                ACQUIRED FUND              (000)               (000)               (000)             (000)
-----------------------------------------------------------------------------------------------------------------------------
Growth                   Capital Growth                 $160,790          $1,083,815          $1,244,605          $41,595

NATIONS FUNDS

14.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, the Funds were reimbursed fees to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods as follows: Nations Convertible Securities Fund (May 2001 through July
2003) -- $44,200; Nations Value Fund (May 2003 through July 2003) -- $3,100;
Nations Strategic Growth Fund (April 2003 through July 2003) -- $4,250; and Nations Small Company Fund (May 2001 through July 2003) -- $130,000. These amounts are reflected as "Reimbursement from Investment Advisor" on each impacted Fund's Statement of operations and are also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over

NATIONS FUNDS
matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Convertible Securities Fund, Nations Asset Allocation Fund, Nations Value Fund, Nations MidCap Value Fund, Nations SmallCap Value Fund, Nations Marsico Growth Fund, Nations Strategic Growth Fund, Nations Marsico Focused Equities Fund, Nations MidCap Growth Fund, Nations Marsico 21(st) Century Fund and Nations Small Company Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains designated by the SmallCap Value Fund was $544,442 of which $543,155 is designated as 15% long-term capital gains.

Of the ordinary income (including short-term capital gain) distributions made by Funds Trust during the fiscal year ended March 31, 2004, the following percentages qualify for the dividend received deduction available to corporate shareholders:

Convertible Securities......................................    31.57%
Asset Allocation............................................    80.39%
Value.......................................................   100.00%
MidCap Value................................................    39.54%
SmallCap Value..............................................    15.54%
Strategic Growth............................................   100.00%

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2004, the following percentages represent the amount of qualified dividend income within each Fund:

Convertible Securities......................................    29.46%
Asset Allocation............................................    78.82%
Value.......................................................   100.00%
MidCap Value................................................    39.06%
SmallCap Value..............................................    15.07%
Strategic Growth............................................   100.00%

                      [This page intentionally left blank]

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio Annual Report

                                                     MARCH 31, 2004

The following pages should be read in conjunction with Nations Marsico Growth, Nations Strategic Growth, Nations Marsico Focused Equities and Nations Small Company Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 89.9%
            APPAREL AND TEXTILES -- 1.9%
  324,495   Nike, Inc., Class B...........................................   $   25,268
                                                                             ----------
            AUTOMOTIVE -- 0.4%
  125,033   Bayerische Motoren Werke (BMW) AG.............................        5,117
                                                                             ----------
            BEVERAGES -- 2.3%
  566,822   PepsiCo, Inc. ................................................       30,523
                                                                             ----------
            BROADCASTING AND CABLE -- 3.6%
  929,362   Comcast Corporation, Class A!!................................       25,910
  911,426   The Walt Disney Company.......................................       22,777
                                                                             ----------
                                                                                 48,687
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.4%
  163,475   Monsanto Company..............................................        5,995
                                                                             ----------
            COMMERCIAL BANKING -- 5.7%
1,237,765   Citigroup Inc. ...............................................       63,993
  315,597   J.P. Morgan Chase & Company...................................       13,239
                                                                             ----------
                                                                                 77,232
                                                                             ----------
            COMPUTER SERVICES -- 0.8%
  244,598   Automatic Data Processing, Inc. ..............................       10,273
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.3%
  507,748   Dell Inc.!!...................................................       17,070
                                                                             ----------
            CONGLOMERATES -- 1.8%
  848,200   Tyco International Ltd. ......................................       24,301
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 4.2%
  179,614   Countrywide Financial Corporation.............................       17,225
  534,061   Fannie Mae....................................................       39,707
                                                                             ----------
                                                                                 56,932
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 1.8%
  399,205   Wal-Mart Stores, Inc. ........................................       23,829
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.4%
1,499,439   General Electric Company......................................       45,762
  400,697   Honeywell International Inc. .................................       13,564
                                                                             ----------
                                                                                 59,326
                                                                             ----------
            ELECTRONICS -- 0.8%
  591,000   Sharp Corporation.............................................       10,561
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 4.2%
1,367,321   SLM Corporation...............................................       57,222
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            HEALTH SERVICES -- 6.6%
  221,172   Quest Diagnostics Inc. .......................................   $   18,320
1,109,058   UnitedHealth Group Inc. ......................................       71,467
                                                                             ----------
                                                                                 89,787
                                                                             ----------
            HEAVY MACHINERY -- 3.7%
  633,993   Caterpillar Inc. .............................................       50,130
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.9%
  372,459   Procter & Gamble Company......................................       39,064
                                                                             ----------
            HOUSING AND FURNISHING -- 2.8%
  405,008   Lennar Corporation, Class A...................................       21,883
   34,616   Lennar Corporation, Class B...................................        1,762
  198,819   M.D.C. Holdings, Inc. ........................................       13,997
                                                                             ----------
                                                                                 37,642
                                                                             ----------
            INVESTMENT SERVICES -- 3.9%
  124,092   Goldman Sachs Group, Inc. ....................................       12,949
  662,038   Merrill Lynch & Company, Inc. ................................       39,431
                                                                             ----------
                                                                                 52,380
                                                                             ----------
            LODGING AND RECREATION -- 3.3%
  208,909   Four Seasons Hotels Inc. .....................................       11,093
  171,238   Mandalay Resort Group(a)......................................        9,805
  691,480   Wynn Resorts, Ltd.!!(a).......................................       24,202
                                                                             ----------
                                                                                 45,100
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 8.0%
1,180,712   Boston Scientific Corporation!!...............................       50,038
  534,922   Medtronic, Inc. ..............................................       25,543
  125,950   St. Jude Medical, Inc.!!......................................        9,081
  312,469   Zimmer Holdings, Inc.!!.......................................       23,054
                                                                             ----------
                                                                                107,716
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.7%
  419,708   Motorola, Inc. ...............................................        7,387
1,043,003   QUALCOMM Inc. ................................................       69,276
                                                                             ----------
                                                                                 76,663
                                                                             ----------
            PHARMACEUTICALS -- 8.8%
  210,167   Eli Lilly and Company.........................................       14,060
  509,707   Forest Laboratories, Inc.!!...................................       36,505
  664,276   Genentech, Inc.!!.............................................       70,295
                                                                             ----------
                                                                                120,860
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.0%
  366,806   FedEx Corporation.............................................       27,569
                                                                             ----------
            RECREATION -- 0.4%
  133,407   Royal Caribbean Cruises Ltd. .................................        5,883
                                                                             ----------
            SEMICONDUCTORS -- 1.1%
   39,362   Agilent Technologies, Inc.!!..................................        1,245
  292,874   Maxim Integrated Products, Inc. ..............................       13,791
                                                                             ----------
                                                                                 15,036
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 156

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Growth Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            SOFTWARE -- 1.4%
  340,416   Electronic Arts Inc.!!........................................   $   18,369
                                                                             ----------
            SPECIALTY STORES -- 4.1%
  453,504   Lowe's Companies, Inc. .......................................       25,455
  775,815   Tiffany & Company.............................................       29,613
                                                                             ----------
                                                                                 55,068
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.6%
  899,846   Nextel Communications, Inc., Class A!!........................       22,253
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $978,943).............................................    1,215,856
                                                                             ----------
PRINCIPAL
 AMOUNT
  (000)
---------
            CONVERTIBLE BONDS AND NOTES -- 2.6%
            LODGING AND RECREATION -- 2.6%
              (Cost $19,617)
$  20,000   Wynn Resorts, Ltd.
              6.000% 07/15/15@............................................       35,325
                                                                             ----------

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
---------
            AFFILIATED INVESTMENT COMPANIES -- 10.9%
              (Cost $147,564)
  147,564   Nations Cash Reserves, Capital Class Shares#..................   $  147,564
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,146,124*)................................     103.4%   1,398,745
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (3.4)%
            Receivable for investment securities sold.....................   $   14,217
            Dividends receivable..........................................          826
            Interest receivable...........................................          255
            Collateral on securities loaned...............................      (30,628)
            Investment advisory fee payable...............................         (845)
            Administration fee payable....................................         (113)
            Payable for investment securities purchased...................      (30,107)
            Accrued Trustees' fees and expenses...........................          (32)
            Accrued expenses and other
              liabilities.................................................          (41)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (46,468)
                                                                             ----------
            NET ASSETS..........................................             $1,352,277
                                                                     100.0%  ==========

---------------

 * Federal income tax information: Net unrealized appreciation of $249,671 on investment securities was comprised of gross appreciation of $259,915 and depreciation of $10,244 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $1,149,074.

 !!Non-income producing security.

 @ Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $30,628.

(a)All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $14,720 and $29,855, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 94.5%
            AEROSPACE AND DEFENSE -- 2.6%
  257,425   General Dynamics Corporation..................................   $   22,996
  299,475   United Technologies Corporation...............................       25,844
                                                                             ----------
                                                                                 48,840
                                                                             ----------
            AUTOMOTIVE -- 1.0%
  298,075   Lear Corporation..............................................       18,469
                                                                             ----------
            BEVERAGES -- 3.5%
  475,600   Coca-Cola Company.............................................       23,923
  765,220   PepsiCo, Inc. ................................................       41,207
                                                                             ----------
                                                                                 65,130
                                                                             ----------
            BROADCASTING AND CABLE -- 3.2%
  205,575   Clear Channel Communications, Inc. ...........................        8,706
1,162,250   Comcast Corporation, Class A!!................................       32,404
  478,425   Viacom Inc., Class B..........................................       18,759
                                                                             ----------
                                                                                 59,869
                                                                             ----------
            COMMERCIAL BANKING -- 6.7%
1,299,137   Citigroup Inc. ...............................................       67,165
  565,475   J.P. Morgan Chase & Company...................................       23,722
  582,750   Mellon Financial Corporation..................................       18,234
  587,850   US Bancorp....................................................       16,254
                                                                             ----------
                                                                                125,375
                                                                             ----------
            COMPUTER SERVICES -- 2.1%
  743,875   Affiliated Computer Services, Inc., Class A!!.................       38,607
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 2.6%
  388,075   Dell Inc.!!...................................................       13,047
  496,975   Hewlett-Packard Company.......................................       11,351
  262,300   International Business Machines Corporation...................       24,090
                                                                             ----------
                                                                                 48,488
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 3.7%
  460,325   American Express Company......................................       23,868
  283,875   Freddie Mac...................................................       16,766
1,011,499   MBNA Corporation..............................................       27,947
                                                                             ----------
                                                                                 68,581
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 4.5%
  348,000   Kohl's Corporation!!..........................................       16,819
  554,612   Target Corporation............................................       24,980
  709,200   Wal-Mart Stores, Inc. ........................................       42,332
                                                                             ----------
                                                                                 84,131
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 4.2%
  210,000   Danaher Corporation...........................................       19,608
1,530,075   General Electric Company......................................       46,698
  321,900   Honeywell International Inc. .................................       10,896
                                                                             ----------
                                                                                 77,202
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
  491,775   TXU Corporation...............................................   $   14,094
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 0.7%
  373,750   American Electric Power Company, Inc. ........................       12,304
                                                                             ----------
            HEALTH SERVICES -- 2.5%
  243,000   Quest Diagnostics Inc. .......................................       20,128
  413,925   UnitedHealth Group Inc. ......................................       26,673
                                                                             ----------
                                                                                 46,801
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 3.3%
  575,125   Colgate-Palmolive Company.....................................       31,689
  289,350   Procter & Gamble Company......................................       30,347
                                                                             ----------
                                                                                 62,036
                                                                             ----------
            INSURANCE -- 4.4%
  862,500   ACE Ltd. .....................................................       36,794
  300,000   Everest Re Group, Ltd. .......................................       25,632
  350,000   Jefferson-Pilot Corporation...................................       19,254
                                                                             ----------
                                                                                 81,680
                                                                             ----------
            INTEGRATED OIL -- 7.8%
  528,650   Apache Corporation............................................       22,822
  406,300   BP Amoco plc, ADR.............................................       20,803
  606,000   Burlington Resources Inc. ....................................       38,559
  266,309   ChevronTexaco Corporation.....................................       23,377
  923,140   Exxon Mobil Corporation.......................................       38,392
                                                                             ----------
                                                                                143,953
                                                                             ----------
            INVESTMENT SERVICES -- 3.4%
  176,750   Goldman Sachs Group, Inc. ....................................       18,444
  214,650   Lehman Brothers Holdings Inc. ................................       17,788
  466,886   Merrill Lynch & Company, Inc. ................................       27,808
                                                                             ----------
                                                                                 64,040
                                                                             ----------
            LODGING AND RECREATION -- 1.6%
  755,988   Starwood Hotels & Resorts Worldwide, Inc. ....................       30,618
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 4.3%
  537,625   Abbott Laboratories...........................................       22,096
  614,025   Johnson & Johnson.............................................       31,144
  568,710   Medtronic, Inc. ..............................................       27,156
                                                                             ----------
                                                                                 80,396
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.9%
1,506,325   Cisco Systems, Inc.!!.........................................       35,429
                                                                             ----------
            OILFIELD SERVICES -- 2.0%
  467,025   GlobalSantaFe Corporation.....................................       12,969
  516,838   Nabors Industries, Ltd.!!.....................................       23,646
                                                                             ----------
                                                                                 36,615
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 158

NATIONS MASTER INVESTMENT TRUST

Nations Strategic Growth Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PHARMACEUTICALS -- 8.5%
  210,475   Amgen Inc.!!..................................................   $   12,243
  263,750   Eli Lilly and Company.........................................       17,645
  617,750   Merck & Company, Inc. ........................................       27,298
1,642,770   Pfizer Inc. ..................................................       57,579
  441,788   Teva Pharmaceutical Industries Ltd., ADR......................       28,014
  304,800   Watson Pharmaceuticals, Inc.!!................................       13,042
                                                                             ----------
                                                                                155,821
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 1.4%
  196,700   FedEx Corporation.............................................       14,784
  156,650   United Parcel Service, Inc., Class B..........................       10,940
                                                                             ----------
                                                                                 25,724
                                                                             ----------
            SEMICONDUCTORS -- 3.9%
  804,950   Fairchild Semiconductor Corporation, Class A!!................       19,343
1,669,350   Intel Corporation.............................................       45,406
  143,875   KLA-Tencor Corporation!!......................................        7,244
                                                                             ----------
                                                                                 71,993
                                                                             ----------
            SOFTWARE -- 5.6%
  344,550   Electronic Arts Inc.!!........................................       18,592
2,578,100   Microsoft Corporation.........................................       64,376
1,179,725   Oracle Corporation!!..........................................       14,168
  408,825   PeopleSoft, Inc.!!(a).........................................        7,559
                                                                             ----------
                                                                                104,695
                                                                             ----------
            SPECIALTY STORES -- 4.2%
  578,900   Abercrombie & Fitch Company...................................       19,590
  570,854   Home Depot, Inc. .............................................       21,327
  945,050   Limited Brands................................................       18,901
  470,000   Nordstrom, Inc. ..............................................       18,753
                                                                             ----------
                                                                                 78,571
                                                                             ----------
            TOBACCO -- 2.3%
  772,375   Altria Group, Inc. ...........................................       42,056
                                                                             ----------
            UNIT INVESTMENT TRUST -- 1.8%
  300,000   Standard & Poor's Depositary Receipts.........................       33,948
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,346,467)...........................................    1,755,466
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 4.7%
              (Cost $87,498)
   87,498   Nations Cash Reserves, Capital Class Shares#..................       87,498
                                                                             ----------

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NON-AFFILIATED INVESTMENT COMPANIES -- 4.1%
      425   iShares Dow Jones U.S. Basic Materials Sector Index Fund(a)...   $   18,904
      250   iShares Nasdaq Biotechnology Index Fund(a)....................       19,323
      329   iShares Russell 2000 Index Fund(a)............................       38,714
                                                                             ----------
            TOTAL NON-AFFILIATED INVESTMENT COMPANIES
              (Cost $63,542)..............................................       76,941
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,497,507*)................................   103.3%     1,919,905
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................    (3.3)%
            Receivable for investment securities sold.....................   $   35,029
            Dividends receivable..........................................        2,279
            Interest receivable...........................................           18
            Collateral on securities loaned...............................      (77,787)
            Investment advisory fee payable...............................       (1,028)
            Administration fee payable....................................          (79)
            Due to custodian..............................................          (21)
            Payable for investment securities purchased...................      (18,873)
            Accrued Trustees' fees and expenses...........................          (33)
            Accrued expenses and other liabilities........................          (44)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (60,539)
                                                                             ----------
            NET ASSETS..........................................   100.0%    $1,859,366
                                                                             ==========

---------------

 * Federal income tax information: net unrealized appreciation of $412,605 on investment securities was comprised of gross appreciation of $424,370 and gross depreciation of $11,765 for federal income tax purposes. At March 31, 2004, the aggregate cost of securities for federal income tax purposes was $1,507,300.

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $77,787.

(a)All or a portion of security was on loan March 31, 2004. The aggregate cost and market value of securities on loan March 31, 2004 is $62,730 and $76,008, respectively.

ABBREVIATIONS:

ADR  --   American Depository Receipt

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            COMMON STOCKS -- 90.2%
            APPAREL AND TEXTILES -- 1.5%
  512,318   Nike, Inc., Class B...........................................   $   39,894
                                                                             ----------
            AUTOMOTIVE -- 0.4%
  249,902   Bayerische Motoren Werke (BMW) AG.............................       10,227
                                                                             ----------
            BEVERAGES -- 2.3%
1,162,507   PepsiCo, Inc. ................................................       62,601
                                                                             ----------
            BROADCASTING AND CABLE -- 3.7%
1,953,868   Comcast Corporation, Class A!!................................       54,474
1,833,105   The Walt Disney Company.......................................       45,809
                                                                             ----------
                                                                                100,283
                                                                             ----------
            COMMERCIAL BANKING -- 4.8%
2,520,335   Citigroup Inc. ...............................................      130,301
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.2%
  990,616   Dell Inc.!!...................................................       33,305
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 6.6%
  815,118   Countrywide Financial Corporation.............................       78,170
1,341,361   Fannie Mae....................................................       99,730
                                                                             ----------
                                                                                177,900
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 3.5%
1,585,759   Wal-Mart Stores, Inc. ........................................       94,654
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 3.4%
2,995,160   General Electric Company......................................       91,412
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 5.0%
3,217,781   SLM Corporation...............................................      134,664
                                                                             ----------
            HEALTH SERVICES -- 7.3%
3,077,606   UnitedHealth Group Inc. ......................................      198,321
                                                                             ----------
            HEAVY MACHINERY -- 4.4%
1,492,489   Caterpillar Inc. .............................................      118,011
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 2.9%
  743,467   Procter & Gamble Company......................................       77,975
                                                                             ----------
            HOUSING AND FURNISHING -- 1.7%
  820,858   Lennar Corporation, Class A...................................       44,351
   45,014   Lennar Corporation, Class B...................................        2,292
                                                                             ----------
                                                                                 46,643
                                                                             ----------

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- 6.0%
  247,876   Goldman Sachs Group, Inc. ....................................   $   25,866
1,830,842   Merrill Lynch & Company, Inc. ................................      109,045
  478,868   Morgan Stanley................................................       27,439
                                                                             ----------
                                                                                162,350
                                                                             ----------
            LODGING AND RECREATION -- 1.5%
  740,564   Four Seasons Hotels Inc. .....................................       39,324
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 6.7%
2,697,760   Boston Scientific Corporation!!...............................      114,331
1,390,306   Medtronic, Inc. ..............................................       66,387
                                                                             ----------
                                                                                180,718
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 5.2%
2,097,045   QUALCOMM Inc. ................................................      139,286
                                                                             ----------
            PHARMACEUTICALS -- 9.9%
  386,474   Eli Lilly and Company.........................................       25,855
1,311,090   Forest Laboratories, Inc.!!...................................       93,900
1,377,351   Genentech, Inc.!!.............................................      145,752
                                                                             ----------
                                                                                265,507
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 2.0%
  732,703   FedEx Corporation.............................................       55,070
                                                                             ----------
            SEMICONDUCTORS -- 1.2%
  711,366   Maxim Integrated Products, Inc. ..............................       33,498
                                                                             ----------
            SOFTWARE -- 1.5%
  775,840   Electronic Arts Inc.!!........................................       41,864
                                                                             ----------
            SPECIALTY STORES -- 5.8%
1,265,098   Lowe's Companies, Inc. .......................................       71,010
2,280,353   Tiffany & Company.............................................       87,041
                                                                             ----------
                                                                                158,051
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.7%
1,837,577   Nextel Communications, Inc., Class A!!........................       45,443
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $1,947,345)...........................................    2,437,302
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 160

NATIONS MASTER INVESTMENT TRUST

Nations Marsico Focused Equities Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 10.8%
              (Cost $291,969)
  291,969   Nations Cash Reserves, Capital Class Shares#..................   $  291,969
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $2,239,314*)................................     101.0%   2,729,271
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (1.0)%
            Receivable for investment securities sold.....................   $   20,496
            Dividends receivable..........................................        1,421
            Investment advisory fee payable...............................       (1,700)
            Administration fee payable....................................         (226)
            Due to custodian..............................................          (20)
            Payable for investment securities purchased...................      (47,179)
            Accrued Trustees' fees and expenses...........................          (33)
            Accrued expenses and other liabilities........................          (56)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................      (27,297)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $2,701,974
                                                                             ==========

---------------

 *Federal income tax information: net unrealized appreciation of $482,558 on investment securities was comprised of gross appreciation of $511,987 and depreciation of $29,429 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $2,246,713.

 !!
  Non-income producing security.

# Money market mutual fund registered under the Investment
  Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            COMMON STOCKS -- 97.4%
            AEROSPACE AND DEFENSE -- 0.5%
  115,457   MTC Technologies, Inc.!!......................................   $  2,899
   34,278   Triumph Group, Inc.!!.........................................      1,133
                                                                             --------
                                                                                4,032
                                                                             --------
            AIRLINES -- 0.9%
  587,500   AirTran Holdings, Inc.!!......................................      6,980
                                                                             --------
            APPAREL AND TEXTILES -- 1.1%
  240,225   Joseph A. Bank Clothiers, Inc.!!(a)...........................      8,648
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
  709,975   Radio One, Inc., Class D!!....................................     13,135
                                                                             --------
            CHEMICALS -- BASIC -- 1.1%
  150,993   Delta and Pine Land Company...................................      3,767
  318,875   IMC Global, Inc. .............................................      4,560
                                                                             --------
                                                                                8,327
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.2%
   46,894   Symyx Technologies Inc.!!.....................................      1,343
                                                                             --------
            COMMERCIAL BANKING -- 3.4%
  228,600   City National Corporation.....................................     13,692
  187,364   F.N.B. Corporation............................................      4,141
  189,414   First National Bankshares of Florida, Inc. ...................      3,328
  173,454   South Financial Group, Inc. ..................................      5,133
                                                                             --------
                                                                               26,294
                                                                             --------
            COMMERCIAL SERVICES -- 0.3%
  161,190   Trammell Crow Company!!.......................................      2,261
                                                                             --------
            COMPUTER SERVICES -- 4.8%
  206,975   Anteon International Corporation!!............................      5,980
  217,484   Cognizant Technology Solutions Corporation!!..................      9,840
  362,250   Digitas Inc.!!................................................      3,728
  714,550   Harris Interactive, Inc.!!....................................      6,024
  452,823   Secure Computing Corporation!!................................      7,404
  424,994   Virage Logic Corporation!!....................................      3,930
                                                                             --------
                                                                               36,906
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 3.3%
  418,025   Autobytel Inc.!!..............................................      5,518
  247,461   Avocent Corporation!!.........................................      9,105
  182,875   Global Imaging Systems, Inc.!!................................      6,075
  266,464   Plexus Corporation!!..........................................      4,740
                                                                             --------
                                                                               25,438
                                                                             --------
            CONSTRUCTION -- 1.2%
  345,728   Chicago Bridge & Iron Company NV..............................      9,622
                                                                             --------
            CONSUMER SERVICES -- 0.8%
  425,905   ValueVision Media, Inc., Class A!!............................      6,538
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            DIVERSIFIED ELECTRONICS -- 7.3%
  715,152   Aeroflex, Inc.!!..............................................   $  9,627
  312,745   Anaren Microwave, Inc.!!......................................      4,935
  118,276   Applied Films Corporation!!...................................      3,300
  322,749   Daktronics, Inc.!!............................................      7,284
  157,888   Dionex Corporation!!..........................................      8,337
  199,703   FLIR Systems, Inc.!!..........................................      7,613
  209,600   Integrated Circuit Systems, Inc.!!............................      5,246
  374,400   RF Micro Devices, Inc.!!(a)...................................      3,167
  405,026   Sypris Solutions, Inc. .......................................      6,885
                                                                             --------
                                                                               56,394
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 2.8%
  221,717   Actuant Corporation, Class A!!................................      8,698
  104,361   CUNO, Inc.!!..................................................      4,684
  361,942   Griffon Corporation!!.........................................      7,818
                                                                             --------
                                                                               21,200
                                                                             --------
            EDUCATION -- 1.3%
  308,821   Education Management Corporation!!............................      9,830
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.5%
  562,214   Brigham Exploration Company!!.................................      4,132
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 3.4%
  111,022   Aceto Corporation.............................................      1,744
  273,999   Affiliated Managers Group, Inc.!!(a)..........................     14,955
  351,463   Boston Private Financial Holdings, Inc. ......................      9,841
                                                                             --------
                                                                               26,540
                                                                             --------
            FOOD AND DRUG STORES -- 0.7%
  206,900   Fred's, Inc. .................................................      5,021
                                                                             --------
            FOOD PRODUCTS -- 0.9%
  165,724   Corn Products International, Inc. ............................      6,629
                                                                             --------
            HEALTH SERVICES -- 8.0%
  254,700   Abgenix Inc.!!................................................      3,385
  218,130   Centene Corporation!!.........................................      6,673
  188,850   Digene Corporation!!..........................................      6,489
  755,163   Province Healthcare Company!!.................................     12,007
  125,744   Stericycle, Inc.!!............................................      6,018
   96,383   Triad Hospitals, Inc.!!.......................................      2,971
  478,082   US Oncology, Inc.!!...........................................      7,066
  490,273   VCA Antech, Inc.!!............................................     17,467
                                                                             --------
                                                                               62,076
                                                                             --------
            HOUSING AND FURNISHING -- 3.4%
   71,725   Beazer Homes USA, Inc.(a).....................................      7,596
  128,806   Ethan Allen Interiors, Inc. ..................................      5,315
  382,488   Tuesday Morning Corporation!!.................................     13,180
                                                                             --------
                                                                               26,091
                                                                             --------
            INSURANCE -- 2.2%
  153,141   Bristol West Holdings!!.......................................      3,124
  160,999   Endurance Specialty Holdings Ltd. ............................      5,722
  147,875   Triad Guaranty, Inc.!!........................................      7,800
                                                                             --------
                                                                               16,646
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 162

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            INTEGRATED OIL -- 1.4%
  207,350   Oceaneering International Inc.!!..............................   $  6,314
  207,709   Remington Oil & Gas Corporation!!.............................      4,102
                                                                             --------
                                                                               10,416
                                                                             --------
            LODGING AND RECREATION -- 2.5%
  464,200   Boyd Gaming Corporation.......................................     10,626
  191,745   Shuffle Master, Inc.!!........................................      8,914
                                                                             --------
                                                                               19,540
                                                                             --------
            MEDICAL DEVICES AND SUPPLIES -- 6.4%
   94,954   Cooper Companies, Inc. .......................................      5,128
  499,802   Exact Sciences Corporation!!..................................      3,883
  152,575   Kyphon Inc.!!.................................................      3,648
  432,754   Merit Medical Systems, Inc.!!.................................      9,365
  324,756   Respironics, Inc.!!...........................................     17,543
  313,029   Wright Medical Group, Inc.!!..................................      9,610
                                                                             --------
                                                                               49,177
                                                                             --------
            METALS AND MINING -- 0.5%
  562,450   Coeur d'Alene Mines Corporation!!.............................      3,937
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.8%
  150,235   Energen Corporation...........................................      6,197
                                                                             --------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.9%
  151,949   Atheros Communications!!(a)...................................      2,600
  468,115   AudioCodes Ltd.!!(a)..........................................      5,430
  609,281   C-COR.Net Corporation!!.......................................      8,542
  674,849   REMEC, Inc.!!.................................................      5,129
   45,042   Tollgrade Communications, Inc.!!..............................        719
                                                                             --------
                                                                               22,420
                                                                             --------
            OILFIELD SERVICES -- 0.5%
  194,425   Varco International, Inc.!!...................................      3,502
                                                                             --------
            PACKAGING AND CONTAINERS -- 0.7%
  330,228   Anchor Glass Container Corporation............................      5,218
                                                                             --------
            PHARMACEUTICALS -- 8.3%
  299,141   Affymetrix, Inc.!!(a).........................................     10,096
  312,550   Angiotech Pharmaceuticals, Inc.!!.............................      7,629
  204,450   AtheroGenics, Inc.!!..........................................      4,676
  244,586   Axcan Pharma, Inc.!!(a).......................................      4,662
  349,530   Connetics Corporation!!.......................................      7,749
  230,640   Martek Biosciences Corporation!!(a)...........................     13,146
  406,605   Penwest Pharmaceuticals Company!!.............................      5,940
  241,185   Protein Design Labs, Inc.!!...................................      5,745
  180,400   Telik, Inc.!!.................................................      4,842
                                                                             --------
                                                                               64,485
                                                                             --------
            PUBLISHING AND ADVERTISING -- 1.1%
  174,025   R.R. Donnelley Corporation!!..................................      8,127
                                                                             --------

                                                                               VALUE
 SHARES                                                                        (000)
--------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 2.2%
  232,913   Central Freight Lines, Inc.!!.................................   $  3,063
  176,479   RailAmerica, Inc. ............................................      2,127
  150,966   UTI Worldwide, Inc. ..........................................      6,746
  224,650   Wabash National Corporation!!.................................      5,302
                                                                             --------
                                                                               17,238
                                                                             --------
            RESTAURANTS -- 2.4%
  273,115   RARE Hospitality International, Inc.!!........................      7,579
  378,836   Red Robin Gourmet Burgers, Inc.!!.............................     10,759
                                                                             --------
                                                                               18,338
                                                                             --------
            RETAIL -- SPECIALTY -- 0.6%
  121,750   Hibbet Sporting Goods Inc.!!..................................      4,644
                                                                             --------
            SEMICONDUCTORS -- 7.1%
  182,549   Cognex Corporation............................................      6,070
  172,160   Cymer, Inc.!!.................................................      6,647
  439,349   LTX Corporation!!.............................................      6,634
  750,750   Microsemi Corporation!!.......................................     10,270
  211,800   MKS Instruments, Inc.!!.......................................      5,085
  256,775   Omnivision Technologies, Inc.!!...............................      7,013
  178,250   Semtech Corporation!!.........................................      4,069
  698,736   TriQuint Semiconductor, Inc.!!................................      5,101
   93,950   Varian Semiconductor Equipment Associates, Inc.!!.............      3,946
                                                                             --------
                                                                               54,835
                                                                             --------
            SOFTWARE -- 7.5%
   53,500   Ansys, Inc.!!.................................................      2,126
  558,850   Borland Software Corporation!!................................      5,074
  111,651   Computer Programs and Systems, Inc. ..........................      2,121
  361,877   EPIQ Systems, Inc.!!(a).......................................      5,928
  301,411   Hyperion Solutions Corporation!!..............................     12,494
  774,875   Lawson Software, Inc.!!.......................................      6,432
  217,100   Manhattan Associates, Inc.!!..................................      6,035
  305,675   Neoware Systems, Inc.!!(a)....................................      3,139
  254,689   OPNET Technologies, Inc.!!....................................      3,797
  377,250   Packeteer, Inc.!!.............................................      4,980
  223,614   Progress Software Corporation!!...............................      5,365
                                                                             --------
                                                                               57,491
                                                                             --------
            STEEL -- 0.9%
  311,550   Maverick Tube Corporation!!...................................      7,337
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 1.8%
  501,623   Centennial Cellular Corporation!!.............................      3,391
  345,336   SpectraLink Corporation.......................................      5,881
  189,200   Western Wireless Corporation, Class A!!.......................      4,422
                                                                             --------
                                                                               13,694
                                                                             --------
            TOTAL COMMON STOCKS
              (Cost $548,940).............................................    750,679
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Small Company Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 6.7%
              (Cost $50,995)
   50,995   Nations Cash Reserves, Capital Class Shares#..................   $ 50,995
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $599,935*)..................................     104.1%   801,674
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (4.1)%
            Receivable for investment securities sold.....................   $  9,614
            Dividends receivable..........................................         45
            Interest receivable...........................................          5
            Collateral on securities loaned...............................    (38,375)
            Investment advisory fee payable...............................       (586)
            Administration fee payable....................................        (33)
            Due to custodian..............................................        (49)
            Payable for investment securities purchased...................     (1,829)
            Accrued Trustees' fees and expenses...........................        (12)
            Accrued expenses and other liabilities........................        (55)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (31,275)
                                                                             --------
            NET ASSETS..........................................     100.0%  $770,399
                                                                             ========

---------------

 * Federal income tax information: Net unrealized appreciation of $200,121 on investment securities was comprised of gross appreciation of $216,065 and depreciation of $15,944 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $601,553.

 !!Non-income producing security.

 # Money market mutual fund registered under the Investment
   Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $38,375.

(a)All or a portion of security was on loan March 31, 2004. The aggregate cost and market value of securities on loan March 31, 2004 is $31,747 and $37,374, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 164

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the period ended March 31, 2004

                                                                                               FOCUSED
                                                                           STRATEGIC           EQUITIES        SMALL COMPANY
                                                      GROWTH MASTER      GROWTH MASTER          MASTER             MASTER
                                                        PORTFOLIO          PORTFOLIO          PORTFOLIO         PORTFOLIO(A)
                                                      -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $59,
  $95, $211 and $9, respectively)...................  $        7,304     $       26,636     $       17,757     $          993
Dividend income from affiliated funds...............             206                150                555                 62
Interest............................................           1,423                 15                439                  3
Securities lending..................................              30                203                103                 35
                                                      --------------     --------------     --------------     --------------
    Total investment income.........................           8,963             27,004             18,854              1,093
                                                      --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee.............................           7,205             12,122             16,671              2,918
Administration fee..................................             961                932              2,223                162
Custodian fees......................................              72                107                166                 26
Legal and audit fees................................              50                 46                 50                 57
Trustees' fees and expenses.........................              19                 19                 19                 15
Interest expense....................................               1                 15                 --*                --
Other...............................................              15                 20                 21                 --
                                                      --------------     --------------     --------------     --------------
    Total expenses..................................           8,323             13,261             19,150              3,178
Fees reduced by credits allowed by the custodian
  (see Note 2)......................................              (1)                (6)                (1)                (1)
Reimbursement from investment adviser (see Note
  7)................................................              --                 (4)                --                 --
                                                      --------------     --------------     --------------     --------------
    Net expenses....................................           8,322             13,251             19,149              3,177
                                                      --------------     --------------     --------------     --------------
NET INVESTMENT INCOME (LOSS)........................             641             13,753               (295)            (2,084)
                                                      --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON
  INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.............................          51,998             38,802            128,783             33,844
  Foreign currency and other net assets.............            (539)                --             (3,651)                --
                                                      --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments.............          51,459             38,802            125,132             33,844
Change in unrealized appreciation/(depreciation) of
  securities (see Note 6)...........................         192,452            469,018            440,064             30,069
                                                      --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments.......................................         243,911            507,820            565,196             63,913
                                                      --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS........................................  $      244,552     $      521,573     $      564,901     $       61,829
                                                      ==============     ==============     ==============     ==============

---------------

 * Amount represents less than $500.

(a)Small Company Master Portfolio commenced operations on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                             GROWTH
                                                                        MASTER PORTFOLIO
                                                                ---------------------------------
                                                                  YEAR ENDED         YEAR ENDED
                                                                   3/31/04            3/31/03
                                                                ---------------------------------
(IN THOUSANDS)
Net investment income (loss)................................    $          641     $         (256)
Net realized gain/(loss) on investments.....................            51,459            (56,054)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           192,452            (55,989)
                                                                --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           244,552           (112,299)
Contributions...............................................           797,051            355,744
Withdrawals.................................................          (279,054)          (179,554)
                                                                --------------     --------------
Net increase/(decrease) in net assets.......................           762,549             63,891
NET ASSETS:
Beginning of period.........................................           589,728            525,837
                                                                --------------     --------------
End of period...............................................    $    1,352,277     $      589,728
                                                                ==============     ==============

---------------

(a)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

(b)Small Company Master Portfolio commenced operations on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 166

NATIONS MASTER INVESTMENT TRUST

                                                                        SMALL COMPANY
           STRATEGIC GROWTH                  FOCUSED EQUITIES               MASTER
           MASTER PORTFOLIO                  MASTER PORTFOLIO             PORTFOLIO
    -------------------------------   -------------------------------   --------------
      YEAR ENDED      PERIOD ENDED      YEAR ENDED       YEAR ENDED      PERIOD ENDED
       3/31/04        3/31/03 (A)        3/31/04          3/31/03        3/31/04 (B)
--------------------------------------------------------------------------------------
    $       13,753   $       15,990   $         (295)  $       (1,349)  $       (2,084)
            38,802         (307,912)         125,132         (144,493)          33,844
           469,018          (66,021)         440,064         (200,520)          30,069
    --------------   --------------   --------------   --------------   --------------
           521,573         (357,943)         564,901         (346,362)          61,829
           325,674        2,787,500        1,146,568          671,900        1,016,295
          (692,882)        (724,556)        (593,210)        (489,374)        (307,725)
    --------------   --------------   --------------   --------------   --------------
           154,365        1,705,001        1,118,259         (163,836)         770,399

         1,705,001               --        1,583,715        1,747,551               --
    --------------   --------------   --------------   --------------   --------------
    $    1,859,366   $    1,705,001   $    2,701,974   $    1,583,715   $      770,399
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                            WITHOUT WAIVERS
                                                                                                             AND/OR EXPENSE
                                                                                                             REIMBURSEMENTS
                                                                                                            ----------------
                                                            RATIO OF             RATIO OF                       RATIO OF
                                                           OPERATING          NET INVESTMENT                   OPERATING
                                                          EXPENSES TO        INCOME/(LOSS) TO   PORTFOLIO     EXPENSES TO
                                            TOTAL           AVERAGE            AVERAGE NET      TURNOVER        AVERAGE
                                            RETURN         NET ASSETS             ASSETS          RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------------------------
GROWTH MASTER PORTFOLIO:
Year ended 3/31/2004......................   33.81%           0.87%(d)(e)          0.07%            94%          0.87%(d)(e)
Year ended 3/31/2003......................  (18.90)           0.87(d)(e)          (0.05)           107            0.87(d)(e)
Year ended 3/31/2002......................   (0.53)           0.87(d)(e)          (0.13)           114            0.87(d)(e)
Year ended 3/31/2001......................     --@            0.86(d)              0.20            113            0.86(d)
Period ended 3/31/2000(a).................     --@            0.86+(d)            (0.04)+           60            0.86+(d)
STRATEGIC GROWTH MASTER PORTFOLIO:
Year ended 3/31/2004......................   32.80%          0.71%(b)(d)(e)       0.74%             47%          0.71%(d)(e)
Period ended 3/31/2003(f).................  (22.08)           0.71+(d)(e)         0.96+             77           0.71+(d)(e)
FOCUSED EQUITIES MASTER PORTFOLIO:
Year ended 3/31/2004......................   32.78%           0.86%(d)(e)         (0.01)%           96%          0.86%(d)(e)
Year ended 3/31/2003......................  (19.02)           0.86(d)(e)          (0.08)           115            0.86(d)(e)
Year ended 3/31/2002......................    3.50            0.86(d)(e)          (0.08)           129            0.86(d)(e)
Year ended 3/31/2001......................     --@            0.86(d)(e)           0.17            134            0.86(d)
Period ended 3/31/2000(c).................     --@            0.84+(d)            (0.07)+           84            0.84+(d)
SMALL COMPANY MASTER PORTFOLIO:
Period ended 3/31/2004(g).................   51.50%           0.98%+(d)           (0.66)%+          26%           0.98%+(d)

---------------

 +  Annualized.

  @ Total return not required for periods indicated.

 (a)Growth Master Portfolio commenced operations on October 8, 1999.

 (b)The reimbursement from Investment Adviser (see Note 7) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement to the operating expense ratio (with waivers) was less than 0.01%.

 (c)Focused Equities Master Portfolio commenced operations on October 8, 1999.

 (d)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expenses, was less than 0.01%.

 (e)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (f)Strategic Growth Master Portfolio commenced operations on May 13, 2002.

 (g)Small Company Master Portfolio commenced operations on November 1, 2003.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 168

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Master Trust offered twelve separate portfolios. These financial statements pertain only to Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

Certain Master Portfolios invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions.

The following investors were invested in the Master Portfolios at March 31, 2004:

GROWTH MASTER PORTFOLIO:
Nations Marsico Growth Fund.................................  95.7%
Nations Marsico Growth Fund (Offshore)......................   2.3%
Banc of America Capital Management Funds I -- Growth Fund...   2.0%
STRATEGIC GROWTH MASTER PORTFOLIO:
Nations Strategic Growth Fund...............................  98.7%
Nations Strategic Growth Fund (Offshore)....................   1.3%
FOCUSED EQUITIES MASTER PORTFOLIO:
Nations Marsico Focused Equities Fund.......................  98.1%
Nations Marsico Focused Equities Fund (Offshore)............   0.9%
Banc of America Capital Management Funds I -- Focused
  Equities Fund.............................................   1.0%
SMALL COMPANY MASTER PORTFOLIO:
Nations Small Company Fund..................................  97.2%
Nations Small Company Fund (Offshore).......................   2.8%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: All Master Portfolios may invest in futures contracts for the purposes of hedging against changes in values of the Portfolios' securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Master Portfolios had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the

NATIONS MASTER INVESTMENT TRUST
contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Master Portfolios may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return. At March 31, 2004, the Master Portfolios had no open options.

The Master Portfolios may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolios may also write combinations of covered puts and calls on the same underlying security. When the Master Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Master Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolios typically receive a premium from writing a put or call option, which would increase the Master Portfolios' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period

NATIONS MASTER INVESTMENT TRUST
being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Master Portfolios had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL
                                                               RATE
                                                              ------
Growth Master Portfolio.....................................  0.75%
Strategic Growth Master Portfolio...........................  0.65%
Focused Equities Master Portfolio...........................  0.75%
Small Company Master Portfolio..............................  0.90%

NATIONS MASTER INVESTMENT TRUST

The Master Trust has, on behalf of the Growth and Focused Equities Master Portfolios, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of each Master Portfolio's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Strategic Growth and Small Company Master Portfolios' average daily net assets and 0.10% of the Growth and Focused Equities Master Portfolios' average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned annual rates of 0.10% of the Growth and Focused Equities Master Portfolios' average daily net assets and 0.05% of the Strategic Growth and Small Company Master Portfolios' average daily net assets for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2004, expenses of the Master Portfolios were reduced by $8,518 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

For the year ended March 31, 2004, Strategic Growth Master Portfolio paid brokerage commissions of $90,788 to certain affiliates of BACAP in connection with the execution of various portfolio transactions.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Master Portfolio's Statement of net assets.

The Master Portfolios have made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                            ADVISORY FEES           ADMINISTRATION FEES
                                                          (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                            (000)                      (000)
-------------------------------------------------------------------------------------------------------------
Growth Master Portfolio.................................         $26                        $17
Strategic Growth Master Portfolio.......................          17                         10
Focused Equities Master Portfolio.......................          71                         45
Small Company Master Portfolio..........................          21                         11

NATIONS MASTER INVESTMENT TRUST

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                               PURCHASES        SALES
                                                                 (000)          (000)
                                                              --------------------------
Growth Master Portfolio.....................................  $ 1,165,275    $   842,406
Strategic Growth Master Portfolio...........................      860,229      1,187,367
Focused Equities Master Portfolio...........................    2,323,054      2,024,564
Small Company Master Portfolio..............................      196,856        263,110

4.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
PORTFOLIO                                                        (000)          RATE
--------------------------------------------------------------------------------------
Growth Master Portfolio.....................................      $ 62          1.51%
Strategic Growth Master Portfolio...........................       886          1.58

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2004, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
------------------------------------------------------------------------------------------------
Growth Master Portfolio.....................................       $29,855            $30,628
Strategic Growth Master Portfolio...........................        76,008             77,787
Small Company Master Portfolio..............................        37,374             38,375

NATIONS MASTER INVESTMENT TRUST

6.  REORGANIZATIONS

FUND REORGANIZATION

On May 10, 2002, the assets and liabilities of Nations Blue Chip Fund (the "Fund"), an investor in Nations Blue Chip Master Portfolio, were reorganized into Nations Strategic Growth Fund (the "Acquiring Fund"). Because the assets of Nations Blue Chip Fund were held at the master portfolio level, this transfer was accomplished through a reorganization of Nations Blue Chip Master Portfolio into Nations Strategic Growth Master Portfolio. Immediately afterward, the assets of the Acquiring Fund were contributed to Nations Strategic Growth Master Portfolio in exchange for interests in that Master Portfolio. Each transfer was in exchange for shares of equal value of the designated classes of the Acquiring Fund. The reorganization was tax-free whereby the Acquiring Fund assumed the market value and cost basis of the portfolio positions in Nations Blue Chip Master Portfolio.

On January 23, 2004, Growth Fund ("Acquiring Fund"), acquired the assets and assumed the liabilities of Capital Growth Fund ("Acquired Fund"), in a tax-free reorganization in exchange for shares of the Acquiring Fund, pursuant to a plan of reorganization approved by the Acquired Fund's shareholders. The assets received, including the securities received in the transaction, will be contributed to the Growth Master Portfolio. Net assets and unrealized appreciation/ (depreciation) as of the reorganization date were as follows:

                                                                                                              ACQUIRED FUND
                                                                                     TOTAL NET ASSETS          UNREALIZED
                                              TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND        APPRECIATION/
                                              OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER ACQUISITION       (DEPRECIATION)
ACQUIRING FUND            ACQUIRED FUND            (000)               (000)               (000)                  (000)
--------------------------------------------------------------------------------------------------------------------------------
Growth                Capital Growth              $160,790          $1,083,815          $1,244,605               $41,595


7.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, Nations Strategic Growth Master Portfolio was reimbursed fees amounting to $4,250 to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods (April 2003 through July 2003). This amount is reflected as "Reimbursement from Investment Advisor" on the impacted Fund's

NATIONS MASTER INVESTMENT TRUST

Statement of operations and is also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursement described in the preceding paragraph reflects only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and does not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS MASTER INVESTMENT TRUST

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Marsico Growth Master Portfolio, Nations Strategic Growth Master Portfolio, Nations Marsico Focused Equities Master Portfolio and Nations Small Company Master Portfolio (constituting part of Nations Master Investment Trust, hereafter collectively referred to as the "Portfolios") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers
New York, New York
May 26, 2004

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT
  TRUSTEES
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




STKAR
(3/04)

                                             Nations Global Value Fund

                                             Nations International
                                             Value Fund

                                             Nations International
                                             Equity Fund
        INTERNATIONAL/GLOBAL
        STOCK FUNDS                          Nations Marsico
        ----------------------------------   International Opportunities
        Annual report for the year           Fund
        ended March 31, 2004





                                            [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Global Value Fund                                      3
                                       Nations International Value Fund                               9
                                       Nations International Equity Fund                             15
                                       Nations Marsico International Opportunities Fund              21
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                      25
                                       Statements of operations                                      38
                                       Statements of changes in net assets                           40
                                       Schedules of capital stock activity                           42
                                       Financial highlights                                          46
                                       Notes to financial statements                                 54
                                       Tax information                                               67
                                       Statement of net assets -- Nations Master Investment Trust    68
                                         Nations International Value Master Portfolio                69
                                       Statements of operations                                      72
                                       Statements of changes in net assets                           73
                                       Financial highlights                                          73
                                       Notes to financial statements                                 74
                                       Fund governance                                               81

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER SERVICE                   research firm that measures
                                                                        customer service levels and
                                  IN RECOGNITION OF ITS COMMITMENT      establishes benchmarks in the
                                  TO PROVIDE SHAREHOLDERS WITH THE      financial services industry.
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GLOBAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Large Cap Investment Committee of Brandes Investment Partners, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of domestic and foreign issuers, including issuers in emerging markets countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Global Value Fund Investor A Shares provided shareholders with a total return of 70.00%.*
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS GLOBAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                  Nations Global Value Fund is managed using the value
                           investing philosophy, an approach developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are believed to trade at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           Importantly, the Fund's weightings for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in markets around the world. Overall, by confidently approaching the short-term vagaries of the markets with rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, the Nations Global Value Fund (Investor A Shares) gained 70.00%. Stocks rallied strongly during the period, and market indices around the world registered substantial gains. The MSCI World Index** posted a 43.87% advance.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The MSCI World Index comprises securities listed on exchanges in the major European and Asian countries, Australia and the U.S. It includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing It is unmanaged and is not available for investment.

                           Source for all statistical data: Brandes Investment Partners, LLC.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY continued


                           In Europe, gloomy economic news and uncertainty regarding military conflict in Iraq seemed to weigh on share prices in early 2003. Amid signs that the region's economy was headed into recession, the European Central Bank trimmed interest rates repeatedly. The Bank of England also cut rates early in 2003 in a bid to spur growth in the United Kingdom. As 2003 unfolded, economic data hinted at a burgeoning recovery, and confidence among European consumers and businesses strengthened significantly. In the fourth quarter of 2003, reports indicated that the $8 trillion economy of the 12 nations that share the euro had started to grow again. Meanwhile, the Bank of England raised the benchmark U.K. interest rate on multiple occasions, citing "gathering momentum" in the global economy and positive economic reports at home. Stock prices in Europe seemed to rally as the region's economic outlook improved. The MSCI Europe Index*** posted a 54.00% advance for the 12-month period ended March 31, 2004.

                           In Asia, equity prices followed a similar pattern. Stocks in Japan, for example, generally declined in early 2003 as government reports indicated that consumer spending was subdued and deflation remained entrenched. Additionally, markets in a wide range of Asian nations were rattled by news that North Korea had test-fired a missile into the Sea of Japan, and a limited outbreak of severe acute respiratory syndrome
                           (SARS) temporarily dented tourism and retail sales in select Asian countries. However, as the year progressed, share prices in Asia seemed to react warmly to increasingly positive economic data. Mid-year data from Japan's government showed that -- thanks to internal strength as well as increased foreign demand for Japanese products -- the nation's economy was growing. In Hong Kong, monthly import and export levels increased more than 10% versus similar periods in 2002. Economic reports in Asia generally remained encouraging into early 2004, helping stock prices in the region post significant advances for the period. The MSCI Pacific Index*** registered a 65.52% gain.

                           During the period, stocks in the world's emerging markets also tended to post strong returns. The MSCI Emerging Markets Index gained 81.66%. Brazil, one of the world's largest emerging markets, capped a year of economic recovery by receiving a 15-month extension for a $34 billion loan agreement with the International Monetary Fund in late 2003. The country's central bank had noted that it expected to end the year with a current-account surplus for the first time in a decade.***

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Looking at returns, on a country basis, the Fund's advance was broad-based, with holdings in a wide range of nations posting advances. Gains for holdings in the United States made the most substantial contribution to returns. In addition,

                           ***The MSCI Europe Index measures developed market equity performance in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The MSCI Pacific Index measures equity market performance in Australia, Hong Kong, Japan, New Zealand, and Singapore. The MSCI Emerging Markets Index measures equity market performance in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. All three indexes include dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. The indexes are unmanaged and unavailable for investment.
 4

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY continued


                           advances for positions in Japan and in Europe helped drive performance. Finally, holdings in emerging markets, particularly in Brazil and Mexico, also tended to register gains.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In a reflection of the period's unusually strong performance, none of the Fund's country or regional components posted negative returns.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           During the period, the decline in the value of the U.S. dollar bolstered the Fund's returns.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?+

                           From an industry perspective, the Fund's gain was broad-based. Top performers included holdings in commercial banking and communications equipment. Advances for positions in industries such as diversified telecommunications services and insurance also contributed to results. On a stock-by-stock basis, Sumitomo Mitsui Financial Group, Inc.
                           (Japan -- commercial banking), Alcatel S. A.
                           (France -- communications equipment) and Lucent Technologies Inc. (United States -- communications equipment) made the most substantial contributions to the Fund's advance. We sold Lucent Technologies as its market price approached our estimate of its fair value. Other top performers included Mitsubishi Tokyo Financial Group, Inc (Japan -- commercial banking), CIT Group Inc. (United States -- diversified financial services) and Reuters Group plc (United Kingdom -- media).

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In another demonstration of the unusual strength of the period's performance, virtually all of the Fund's industry components posted positive returns. Similarly, the vast majority of the individual stocks in the Fund registered gains. At the same time, select holdings such as Tenet Healthcare Corporation (United States -- healthcare providers and services), DaimlerChrysler AG (Germany -- automobiles) and GlaxoSmithKline plc (United
                           Kingdom -- pharmaceuticals) declined during the period.

                           HOW ARE YOU POSITIONING THE FUND?

                           Stock prices surged in the 12 months ended March 31, 2004 as the global economy showed encouraging signs of recovery. Along the way, bullishness -- a sentiment practically in exile since early
                           2000 -- seems to have tiptoed back into equity markets around the world. Shifts in market spirit have no impact on the philosophy that guides the Fund's investing. In all environments, from gloomy to exuberant, we remain focused on purchasing stocks at discounts to their fair values. We believe that this consistent approach will provide favorable returns over the long term.

                           During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings at prices that we consider attractive. As a result of this buying and selling,

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS GLOBAL

VALUE FUND

LARGECAP INVESTMENT COMMITTEE COMMENTARY continued


                           the Fund's country and industry exposures shifted slightly. For example, exposure in the communications equipment industry declined in the period while weightings in Japan, the Netherlands, and the United Kingdom increased.

                           The Fund retains its greatest country weightings in the United States and Japan. Among industries, the Fund has its greatest weightings in diversified telecommunications services, pharmaceuticals and commercial banking.

NATIONS GLOBAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)

[PIE CHART]

36.1%  United States
13.2%  Japan
 9.1%  United Kingdom
 8.9%  Germany
 6.7%  Netherlands
 5.6%  Spain
 4.9%  Switzerland
 3.1%  Mexico
 2.4%  Brazil
 2.3%  France
 7.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Nestle SA (REGD)                        2.8%
                                                                            -------------------------------------------------
                                                                              2  Hitachi, Ltd.                           2.5%
                                                                            -------------------------------------------------
                                                                              3  GlaxoSmithKline plc                     2.4%
                                                                            -------------------------------------------------
                                                                              4  Merck & Company, Inc.                   2.4%
                                                                            -------------------------------------------------
                                                                              5  Safeway Inc.                            2.3%
                                                                            -------------------------------------------------
                                                                              6  BAE Systems plc                         2.3%
                                                                            -------------------------------------------------
                                                                              7  Millea Holdings, Inc.                   2.3%
                                                                            -------------------------------------------------
                                                                              8  Alcatel SA 'A'                          2.3%
                                                                            -------------------------------------------------
                                                                              9  Loews Corporation                       2.3%
                                                                            -------------------------------------------------
                                                                             10  Schering-Plough Corporation             2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GLOBAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                               9425                       10000                       10000
                                                           9623                        9687                        9559
                                                           8709                        8137                        8185
2001                                                       9633                        9022                        8888
                                                           9889                        9110                        8936
                                                           8904                        8337                        8105
                                                           6754                        6877                        6615
2002                                                       7666                        7289                        7120
                                                           6924                        6843                        6760
                                                           8939                        8023                        7912
                                                           9614                        8467                        8295
2003                                                      11320                        9607                        9478
Mar. 31 2004                                              11770                        9936                        9726

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                                               LIPPER GLOBAL FUNDS
                                                NATIONS GLOBAL VALUE FUND            AVERAGE                MSCI WORLD INDEX
                                                -------------------------      -------------------          ----------------
Apr. 16 2001                                              10000                       10000                       10000
                                                          10210                        9687                        9559
                                                           9240                        8137                        8185
2001                                                      10221                        9022                        8888
                                                          10492                        9110                        8936
                                                           9447                        8337                        8105
                                                           7166                        6877                        6615
2002                                                       8134                        7289                        7120
                                                           7346                        6843                        6760
                                                           9484                        8023                        7912
                                                          10200                        8467                        8295
2003                                                      12011                        9607                        9478
Mar. 31 2004                                              12488                        9936                        9726


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (4/16/01 through
      3/31/04)              7.81%     5.67%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Global Value Fund from the inception of the share class. The MSCI World Index is an unmanaged index consisting of securities listed on exchanges in the major European and Asian countries, Australia and the U.S. Funds in the Lipper Global Funds Average invest at least 25% of their portfolio in securities traded outside the United States and may own U.S. securities as well. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the difference in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                                4/16/01             4/16/01                  4/16/01                  4/16/01
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             70.38%        70.00%      60.19%      68.56%       63.56%      68.56%       67.56%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
SINCE INCEPTION                                 8.11%         7.81%       5.67%       7.02%        6.12%       7.02%        7.02%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERNATIONAL VALUE FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Large Cap Investment Committee of Brandes Investment Partners LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term capital appreciation by investing primarily in equity securities of foreign issuers, including emerging markets countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2003, Nations International Value Fund Investor A Shares provided shareholders with a total return of 79.17%.*
--------------------------------------------------------------------------------

 SUBJECT TO CERTAIN LIMITED EXCEPTIONS, NATIONS INTERNATIONAL VALUE FUND IS NO LONGER ACCEPTING NEW INVESTMENTS FROM CURRENT OR PROSPECTIVE INVESTORS.

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                  Nations International Value Fund is managed using the
                           value investing philosophy, an approach developed by Benjamin Graham. Graham believed that, because of the irrationality of equity markets, a stock's price and its fair value often detach from one another in the short term. This irrationality can materialize on the upside, lifting prices to dangerously lofty heights. It can also appear on the downside, dragging prices for select stocks to bargain levels.

                           Value investors target the latter situation, purchasing out-of-favor stocks that are trading at substantial discounts to their fair values. We believe that the market prices of these undervalued stocks will climb as the markets recognize their inherent worth. Of course, this process often takes time -- and, once purchased, a stock's price may even decline further in the short term. With this in mind, we exercise patience and manage our holdings from a long-term perspective. Typically, we expect to hold a stock for as long as three to five years.

                           Importantly, the Fund's weightings for industries and countries are not the product of top-down forecasts or opinions regarding interest rates, economic growth, or other macroeconomic variables. Instead, these weightings stem from our company-by-company search for compelling investment opportunities in international equity markets. Overall, by confidently approaching the short-term vagaries of the markets with rational, objective analysis, we aim to purchase attractively priced stocks and deliver superior long-term results.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, the Nations International Value Fund (Investor A Shares) gained 79.17%. Stocks rallied strongly during the period, and market indices around the world registered substantial gains. The MSCI EAFE Index** posted a 57.54% advance.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           **The MSCI EAFE Index(Europe, Australasia, Far East) is a market capitalization index that is designed to measure developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           Source for all statistical data -- Brandes Investment Partners, LLC.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           In Europe, gloomy economic news and uncertainty regarding military conflict in Iraq seemed to weigh on share prices in early 2003. Amid signs that the region's economy was headed into recession, the European Central Bank trimmed interest rates repeatedly. The Bank of England also cut rates early in 2003 in a bid to spur growth in the United Kingdom. As 2003 unfolded, economic data hinted at a burgeoning recovery, and confidence among European consumers and businesses strengthened significantly. In the fourth quarter of 2003, reports indicated that the $8 trillion economy of the 12 nations that share the euro had started to grow again. Meanwhile, the Bank of England raised the benchmark U.K. interest rate on multiple occasions, citing "gathering momentum" in the global economy and positive economic reports at home. Stock prices in Europe seemed to rally as the region's economic outlook improved. The MSCI Europe Index posted a 54.00% advance for the 12-month period ended March 31, 2004.

                           In Asia, equity prices followed a similar pattern. Stocks in Japan, for example, generally declined in early 2003 as government reports indicated that consumer spending was subdued and deflation remained entrenched. Additionally, markets in a wide range of Asian nations were rattled by news that North Korea had test-fired a missile into the Sea of Japan, and a limited outbreak of severe acute respiratory syndrome
                           (SARS) temporarily dented tourism and retail sales in select Asian countries. However, as the year progressed, share prices in Asia seemed to react warmly to increasingly positive economic data. Mid-year data from Japan's government showed that -- thanks to internal strength as well as increased foreign demand for Japanese products -- the nation's economy was growing. In Hong Kong, monthly import and export levels increased more than 10% versus similar periods in 2002. Economic reports in Asia generally remained encouraging into early 2004, helping stock prices in the region post significant advances for the period. The MSCI Pacific Index registered a 65.52% gain.

                           During the period, stocks in the world's emerging markets also tended to post strong returns. The MSCI Emerging Markets Index gained 81.66%. Brazil, one of the world's largest emerging markets, capped a year of economic recovery by receiving a 15-month extension for a $34 billion loan agreement with the International Monetary Fund in late 2003. The country's central bank had noted that it expected to end the year with a current-account surplus for the first time in a decade.***

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Looking at returns on a country basis, the Fund's advance was broad-based, with holdings in a wide range of nations posting advances. Gains for holdings in Japan made the most substantial contribution to returns. In addition, advances for

                           ***The MSCI Europe Index measures developed market equity performance in Austria, Belgium, Denmark, Finland, France, Germany, Greece, Ireland, Italy, the Netherlands, Norway, Portugal, Spain, Sweden, Switzerland and the United Kingdom. The MSCI Pacific Index measures equity market performance in Australia, Hong Kong, Japan, New Zealand, and Singapore. The MSCI Emerging Markets Index measures equity market performance in Argentina, Brazil, Chile, China, Colombia, Czech Republic, Egypt, Hungary, India, Indonesia, Israel, Jordan, Korea, Malaysia, Mexico, Morocco, Pakistan, Peru, Philippines, Poland, Russia, South Africa, Taiwan, Thailand, Turkey and Venezuela. All three indexes include dividends and distributions, but do not reflect fees, brokerage commissions or other expenses of investing. The indexes are unmanaged and unavailable for investment.
 10

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           positions in the United Kingdom and elsewhere in Europe helped drive performance. Finally, emerging markets holdings also tended to register gains.

                           WHAT COUNTRY OR REGIONAL DECISIONS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In a reflection of the period's unusually strong performance, none of the Fund's country components or regional components posted negative returns.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           During the period, the decline in the value of the U.S. dollar bolstered the Fund's returns. Please note that we make no attempt to manage the Fund's currency exposure.

                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?+

                           From an industry perspective, the Fund's gain was broad-based. Top performers included holdings in commercial banking and in diversified telecommunications services. Advances for positions in the oil and gas and insurance industries also contributed to results. On a stock-by-stock basis, Mitsubishi Tokyo Financial Group, Inc.
                           (Japan -- commercial banking), Alcatel S.A.
                           (France -- communications equipment) and Reuters Group plc (United Kingdom -- media) made the most substantial contributions to the Fund's advance. We sold Reuters Group as its market price approached our estimate of its fair value. Other top performers included Sumitomo Mitsui Financial Group, Inc.
                           (Japan -- commercial banking), Telefonica S.A.
                           (Spain -- diversified telecommunications services), and European Aeronautic Defence and Space Company EADS N.V. (France -- aerospace and defense).

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           In another demonstration of the unusual strength of the period's performance, all of the Fund's industry components posted positive returns. Similarly, the vast majority of the individual stocks in the Fund registered gains. At the same time, select holdings such as ITV plc (United Kingdom -- media) and GlaxoSmithKline plc (United
                           Kingdom -- pharmaceuticals) declined during the period.

                           HOW ARE YOU POSITIONING THE FUND?

                           Stock prices surged in the 12 months ended March 31, 2004 as the global economy showed encouraging signs of recovery. Along the way, bullishness -- a sentiment practically in exile since early
                           2000 -- seems to have tiptoed back into equity markets around the world. Shifts in market spirit have no impact on the philosophy that guides the Fund's investing. In all environments, from gloomy to exuberant, we remain focused on purchasing stocks at discounts to their fair values. We believe that this consistent approach will provide favorable returns over the long term.

                           During the period, we sold several positions as their market prices advanced toward our estimates of their fair values. We used the proceeds to purchase shares of new holdings or add to existing positions at prices that we consider attractive. As a result of this buying and selling, the Fund's country and industry exposures shifted

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL

VALUE FUND

LARGE CAP INVESTMENT COMMITTEE COMMENTARY continued


                           slightly. For example, exposure in the Netherlands and within the pharmaceuticals industry increased in the period while weightings in the commercial banking and communications equipment industries decreased.

                           The Fund retains its greatest country weightings in Japan and in the United Kingdom. Among industries, the Fund has its greatest weightings in diversified telecommunications services and in commercial banking.

NATIONS INTERNATIONAL VALUE FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

20.2%  Japan
15.3%  United Kingdom
 8.3%  Germany
 7.3%  Spain
 6.5%  Netherlands
 5.7%  Switzerland
 5.3%  Brazil
 4.6%  France
 4.4%  Italy
 4.3%  Singapore
18.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Telefonica SA, ADR                      2.7%
                                                                            -------------------------------------------------
                                                                              2  E.On AG, ADR                            2.7%
                                                                            -------------------------------------------------
                                                                              3  Deutsche Telekom AG, ADR                2.6%
                                                                            -------------------------------------------------
                                                                              4  Telecom Italia SpA, ADR                 2.6%
                                                                            -------------------------------------------------
                                                                              5  Koninklijke Ahold NV                    2.5%
                                                                            -------------------------------------------------
                                                                              6  Alcatel SA, ADR                         2.3%
                                                                            -------------------------------------------------
                                                                              7  Hitachi, Ltd., ADR                      2.3%
                                                                            -------------------------------------------------
                                                                              8  Sankyo Company, Ltd.                    2.2%
                                                                            -------------------------------------------------
                                                                              9  Portugal Telecommunications, SGPS,
                                                                                 SA, ADR                                 2.2%
                                                                            -------------------------------------------------
                                                                             10  Repsol YPF SA, ADR                      2.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERNATIONAL VALUE FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                             9425                        10000                       10000
                                                         9374                         9987                       10021
1996                                                    10810                        10591                       11250
                                                        13017                        10780                       11867
1998                                                    14555                        12936                       13392
                                                        22186                        16423                       18776
2000                                                    22838                        14096                       15847
                                                        20099                        11074                       12406
2002                                                    16521                         9309                       10338
                                                        14905                         8544                        9477
Mar. 31 2004                                            26705                        13461                       14560

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                             NATIONS INTERNATIONAL VALUE                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Dec. 27 1995                                            10000                        10000                       10000
1996                                                     9946                         9987                       10021
                                                        11470                        10591                       11250
1998                                                    13811                        10780                       11867
                                                        15443                        12936                       13392
2000                                                    23540                        16423                       18776
                                                        24231                        14096                       15847
2002                                                    21325                        11074                       12406
                                                        17529                         9309                       10338
                                                        15814                         8544                        9477
Mar. 31 2004                                            28334                        13461                       14560


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**       MOP*
     (12/27/95 through
      3/31/04)              13.44%     12.63%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Value Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far
East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A             INVESTOR B &              INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
INCEPTION DATE                                12/27/95            12/27/95                 5/22/98                  6/15/98
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             79.67%        79.17%      68.86%      77.89%      72.89%       77.85%      76.85%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         8.48%         8.21%       6.10%       7.40%       6.52%        7.40%       7.40%
5 YEARS                                        11.56%        11.31%      10.00%      10.44%      10.17%       10.45%      10.45%
SINCE INCEPTION                                13.65%        13.44%      12.63%      12.83%      12.83%       11.46%      11.46%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

&Investor B Shares commenced operations on May 22, 1998 and have no performance prior to that date. Performance prior to May 22, 1998 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is December 27, 1995.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY


                           ON MAY 11, 2004, CAUSEWAY CAPITAL MANAGEMENT LLC BECAME CO-INVESTMENT SUB-ADVISER TO THE FUND, REPLACING PUTNAM INVESTMENT MANAGEMENT, LLC AND INVESCO GLOBAL ASSET MANAGEMENT N. A., INC. IN THE FOLLOWING INTERVIEW, TEAMS FROM MARSICO CAPITAL AND THE FUND'S FORMER CO-MANAGERS SHARE THEIR VIEWS ON NATIONS INTERNATIONAL EQUITY'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is a "multi-manager" fund, meaning that it is managed by more than one sub-adviser. Each sub-adviser manages approximately one-third of the Fund's assets. The three sub-advisers to the Fund are Marsico Capital Management, LLC (Marsico Capital), INVESCO Global Asset Management (N.A.), Inc. (INVESCO), and Putnam Investment Management, LLC (Putnam).

INVESTMENT OBJECTIVE
The Fund seeks long-term capital growth by investing primarily in equity securities of non-United States companies in Europe, Australia, the Far East and other regions, including developing countries.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations International Equity Fund Investor A Shares provided shareholders with a total return of 52.71%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Nations International Equity Fund's intention is to seek long-term growth by investing in equity securities of companies located outside the U.S. The Fund is an extended EAFE vehicle, meaning that in addition to investing in the countries contained in the MSCI EAFE Index,** it also invests in lesser-developed countries. The Fund is designed to be a core international holding with a strong tilt toward growth. The Fund features:

                           - A combination of top-down regional allocation and
                             bottom-up stock selection;
                           - Large capitalization securities; and
                           - Extended EAFE exposure through investments in
                             emerging markets.

                           The Marsico Capital portion of the Fund is a diversified portfolio investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. It may invest in companies of any size throughout the world. Marsico Capital normally invests in issuers from at least three different countries not including the United States and maintains a core position of 35 to 50 common stocks. From time to time, Marsico Capital may invest in common stocks of companies operating in emerging markets.

                           Putnam's Core International Equity Group seeks consistent, above-average relative returns and below-average relative risk. The process combines macroeconomic and market analysis with fundamental company research. Putnam uses a risk-controlled approach in constructing the portfolio. The portfolio is broadly diversified by

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effect of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which have the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           **The MSCI EAFE Index(Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           Sources for all statistical data -- Marsico Capital Management, LLC, Putnam Investment Management, LLC and INVESCO Global Asset Management N.A., Inc.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           country, sector and number of holdings. The maximum weighting in any one country is 35%, the maximum position in any one industry is 25%, and the maximum allocation to any one security is 5%.

                           The INVESCO portion of the Fund uses a bottom-up style of management with a primary focus on stock selection. INVESCO favors what it believes to be high quality, financially strong companies that are attractively priced relative to underlying profitability, assets, and the current earnings environment. As a means of achieving predictability and consistency of returns, INVESCO also strives for broad diversification.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?

                           Nations International Equity Fund (Investor A shares) rose 52.71% during the fiscal year, underperforming the MSCI EAFE Index, which advanced 57.54%.

                           WHAT COUNTRY DECISION PROVED TO BE FAVORABLE TO FUND PERFORMANCE?

                           Marsico Capital's underweight position and selective stock selection in the United Kingdom proved to be the largest contributor to performance, with EMI Group plc being among the ten best performers for the year. Marsico Capital's exposure to Spain had a positive effect on performance. The Fund benefited from specific stock selection in the country, with media company Sogecable S.A. being among the top ten performers for the year.

                           Underweighting the lagging markets of the United Kingdom, Australia, the Netherlands, and Italy, and overweighting exposure to the French market helped Putnam's performance.

                           Underweights in Australia and the United Kingdom, and overweights in Norway, were the key contributors to performance for INVESCO's portion of the portfolio for the 12 months ended March 31, 2004.

                           WHAT COUNTRY OR REGIONAL DECISION PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           Marsico Capital's exposure to Ireland and the Netherlands proved to be an unfavorable decision. Marsico's only holding in each country, Ryanair Holdings plc and Van Der Moolen (VDM) figured among the Marsico portfolio's ten worst performing positions.

                           From a country perspective, underweights to the surprisingly robust Japanese and German markets detracted most from Putnam's investment results. Underweights to Norway and Hong Kong mildly hampered returns.

                           Underweighting exposure to Germany and security selection among Japanese stocks detracted from INVESCO's portion of the Portfolio.

                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           On a relative basis, currency had a mildly negative effect on the performance of the Marsico Capital portfolio, primarily due to the weak U.S. dollar.

                           While strengthening international currencies proved beneficial to both the benchmark and fund returns, Putnam's positions vis-a-vis the benchmark detracted overall.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           WHAT SECTORS AND STOCKS PROVED TO BE FAVORABLE TO FUND PERFORMANCE?***

                           For the Marsico Capital portion of the portfolio, investment results from exposures in the consumer discretionary sector were the largest contributor to performance for the year. Five of the ten top performing positions in Marsico's portion of the portfolio were stocks in the consumer discretionary sector. Prices on EMI Group plc, Sogecable S.A., NTL Incorporated, Bayerische Motoren Werke (BMW) Group AG and Nissan Motor Company, Ltd. rose dramatically during the year, ranging from a low of 71% to more than 200%. Both an underweight position and stock selection in the telecommunications services sector added to performance during the year. Mobile TeleSystems OJSC was a particularly strong performer, gaining more than 160%. Positioning in the energy sector added significant value to performance during the reporting period. Results from two holdings in the energy sector, CNOOC and Golar LNG Ltd. were particularly beneficial to performance.

                           Putnam's stock selection was strongest in the energy and technology sectors. Technology selection benefited from overweights to Samsung Electronics Company, Ltd., Ericsson AB and Koninklijke Philips Electronics NV. Within the energy sector, underweighting BP plc, avoiding The Royal Dutch/Shell Group and overweighting Petrobras S.A. boosted results. Other stocks adding value included overweights to U.K. pharmaceutical company GlaxoSmithKline plc, Brazilian metals company Companhia Vale do Rio Doce (CVRD), and Japanese financial companies, Millea Holdings, Inc., ACOM Co., Ltd. and ORIX Corporation. From an allocation standpoint, overweighting technology and underweighting health care and utilities added modestly to returns.

                           Overweighting the information technology and materials sectors of the market contributed positively to relative performance for INVESCO's portion of the portfolio. Security selection was strong in the energy and industrial sectors of the market.

                           WHAT SECTORS AND STOCKS PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           For Marsico Capital, investment results in the industrial, consumer staples and materials sectors detracted from performance relative to the MSCI EAFE. Stock selection in all three areas in the industrial sector -- capital goods, communications services and transportation -- and consumer staples were areas of weakness for the portfolio. In addition, an underweight in the materials sector detracted from performance during the year. Positions in transportation company Ryanair Holdings plc, Japanese grocery retailer The Seiyu Ltd. and Oriflame Cosmetics were among the portfolio's worst performers.

                           From a top-down perspective, an underweight in financials and an overweight in communication services hurt fund performance for Putnam's portion of the portfolio. For Putnam, stock selection was most unfavorable in the financial sector, especially overweights to Credit Suisse Group (Switzerland), HSBC Holdings plc (United Kingdom), and Allied Irish Banks plc. We were also hurt by not owning several Japanese financial stocks that rebounded, including Mizuho Financial Group, Inc., Sumitomo Mitsui Financial Group, Inc. and UFJ Holdings, Inc. Stock selection also suffered in the communication services, consumer cyclicals, and

                           ***Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS INTERNATIONAL

EQUITY FUND

MANAGEMENT TEAMS COMMENTARY continued


                           capital goods sectors. We are disappointed by the continued underperformance of Japanese mobile phone market leader NTT DoCoMo, Inc. which was the biggest individual detractor in the fund despite its healthy balance sheet and strong competitive position.

                           For the 12 months ended March 31, 2004, the primary detractors from performance in INVESCO's portion of the portfolio came from overweights in energy and utilities sectors. Security selection in consumer discretionary stocks also hurt performance.

                           HOW WAS THE FUND POSITIONED AT THE END OF THE YEAR?

                           As of March 31, 2004, Nations International Equity Funds most significant country exposures were to Japan, the United Kingdom and Switzerland. With respect to overall sector allocations, the majority of the Fund's assets were invested in the consumer discretionary, financials, information technology, energy and health care sectors.

NATIONS INTERNATIONAL EQUITY FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

20.6%  Japan
18.8%  United Kingdom
11.6%  Switzerland
 6.2%  France
 4.9%  South Korea
 3.9%  Germany
 3.6%  Netherlands
 2.9%  Spain
 2.4%  Bermuda
 2.2%  Australia
22.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics Company, Ltd.       3.0%
                                                                            -------------------------------------------------
                                                                              2  HSBC Holdings plc                       2.7%
                                                                            -------------------------------------------------
                                                                              3  Total SA                                2.6%
                                                                            -------------------------------------------------
                                                                              4  UBS AG (REGD)                           2.5%
                                                                            -------------------------------------------------
                                                                              5  Roche Holding AG                        2.4%
                                                                            -------------------------------------------------
                                                                              6  Nestle SA (REGD)                        1.8%
                                                                            -------------------------------------------------
                                                                              7  Sony Corporation                        1.8%
                                                                            -------------------------------------------------
                                                                              8  CANON Inc.                              1.8%
                                                                            -------------------------------------------------
                                                                              9  EMI Group plc                           1.7%
                                                                            -------------------------------------------------
                                                                             10  Reed Elsevier plc                       1.6%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERNATIONAL EQUITY FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                            NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                            ----------------------------        ---------------        --------------------------
Mar. 31 1994                                            9425                         10000                       10000
3/31/95                                                 9287                         10608                        9917
3/31/96                                                11094                         11916                       11574
3/31/97                                                11214                         12089                       12706
3/31/98                                                12982                         14338                       15312
3/31/99                                                13448                         15207                       15376
3/31/00                                                18765                         19023                       21585
3/31/01                                                13597                         14104                       15690
3/31/02                                                12790                         12964                       14547
3/31/03                                                 9885                          9906                       10968
Mar. 31 2004                                           15096                         15606                       16850

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                            NATIONS INTERNATIONAL EQUITY                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                            ----------------------------        ---------------        --------------------------
Mar. 31 1994                                           10000                         10000                       10000
3/31/95                                                 9854                         10608                        9917
3/31/96                                                11771                         11916                       11574
3/31/97                                                11898                         12089                       12706
3/31/98                                                13774                         14338                       15312
3/31/99                                                14268                         15207                       15376
3/31/00                                                19910                         19023                       21585
3/31/01                                                14427                         14104                       15690
3/31/02                                                13570                         12964                       14547
3/31/03                                                10488                          9906                       10968
Mar. 31 2004                                           16017                         15606                       16850


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

10-YEAR                                                       NAV**     MOP*
(3/31/94 through
 3/31/04)                                                     4.82%     4.21%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations International Equity Fund over the last 10 years. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                 INVESTOR A              INVESTOR B               INVESTOR C
                                              PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
INCEPTION DATE                                12/2/91              6/3/92                  6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             53.06%        52.71%      43.99%      51.39%      46.39%       51.43%      50.43%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                         3.52%         3.55%       1.52%       2.47%       1.51%        3.02%       3.02%
5 YEARS                                         2.41%         2.34%       1.14%       1.33%       1.02%        1.63%       1.63%
10 YEARS                                        4.97%         4.82%       4.21%       3.93%       3.93%        4.10%       4.10%
SINCE INCEPTION                                 5.58%         5.27%       4.75%       4.70%       4.70%        4.79%       4.79%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY

                           IN THE FOLLOWING INTERVIEW, MR. GENDELMAN SHARES HIS VIEWS ON NATIONS MARSICO INTERNATIONAL OPPORTUNITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by James G. Gendelman of Marsico Capital Management, LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks long-term growth of capital.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Marsico International Opportunities Fund Investor A Shares provided shareholders with a total return of 60.87%.*
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.

                  Nations Marsico International Opportunities Fund is a
                           diversified portfolio investing primarily in common stocks of foreign companies that are selected for their long-term growth potential. The Fund may invest in companies of any size throughout the world. The Fund normally invests in issuers from at least three different countries not including the United States and maintains a core position of 35 to 50 common stocks. From time to time, the Fund may invest in common stocks of companies operating in emerging markets.

                           HOW DID THE FUND PERFORM DURING THE PAST 12 MONTHS?+

                           For the 12-month period ending March 31, 2004, the Nations Marsico International Opportunities Fund (Investor A Shares) had a total return of 60.87%. This return compares very favorably to the MSCI EAFE Index,** the Fund's primary benchmark, which returned 57.54%.

                           WHAT COUNTRY DECISIONS CONTRIBUTED THE MOST TO FUND PERFORMANCE?

                           Both the Fund's underweight position and selective stock selection in the United Kingdom proved to be the largest contributors to performance, with EMI Group plc among the top ten performers for the year. Exposure to Spain also contributed to performance. The Fund benefited from specific stock selection in that country, highlighted by very strong results from media company Sogecable S.A.

                           WHAT COUNTRY DECISION PROVED TO BE UNFAVORABLE TO FUND PERFORMANCE?

                           The Fund's exposure to Ireland proved to be an unfavorable decision. The Fund's only position, Ryanair Holdings plc, prior to being sold, was among the Fund's ten worst performers. Specific stock selection in the Netherlands also proved unfavorable to performance. The Fund's position in the Dutch financial company Van Der Moolen (VDM), prior to being sold, figured among the ten worst performers.

                           *For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 5.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           **The MSCI EAFE Index (Europe, Australasia, Far East) measures developed market equity performance, excluding the U.S. and Canada. The index includes dividends and distributions, but does not reflect fees, brokerage commissions or other expenses of investing. It is unmanaged and unavailable for investment.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.



                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PORTFOLIO MANAGER COMMENTARY continued


                           WHAT IMPACT DID CURRENCY HAVE ON THE FUND'S
                           PERFORMANCE?

                           Currency had a mildly negative effect on relative performance, primarily due to the weak U.S. dollar.

                           WHAT INVESTMENT DECISIONS PROVED FAVORABLE TO PERFORMANCE?+



                           The consumer discretionary sector was the largest contributor to performance for the year. The Fund benefited from specific stock selection in the sector. EMI Group plc, Sogecable S.A., NTL Incorporated, Bayerische Motoren Werke (BMW) Group AG and Nissan Motor Company, Ltd. all figured among the top ten performers.



                           In the telecommunications services sector, both an underweight position and stock selection added to relative performance during the year. Mobile TeleSystems OJSC, was one of the Fund's best performing positions for the year.



                           Maintaining a generally underweighted posture in the energy sector helped the Fund's performance. Within the energy sector, stock selection was a significant source of added value for the reporting period. CNOOC and Golar LNG Ltd. were particularly strong performers.

                           WHAT INVESTMENT DECISIONS PROVED UNFAVORABLE TO PERFORMANCE?

                           Stock selection in the industrial and consumer staples sector detracted from the Fund's performance during the year. Irish transportation company Ryanair Holdings plc, which was sold during the year, grocery retailer The Seiyu Ltd. and Oriflame Cosmetics S.A. were among the fund's worst performing positions. In addition, an underweight in the materials sector relative to the MSCI EAFE, the Fund's benchmark, detracted from performance.

                           HOW ARE YOU POSITIONING THE FUND?

                           As of March 31, 2004, the Fund's most significant sector allocations were in the consumer discretionary, financials, information technology, industrials, healthcare and energy groups. As examples, the Fund's consumer-related positions primarily consisted of media and consumer durables companies. The financial services holdings were almost entirely represented by banking and diversified financial companies. The Fund's largest country allocations at the year's close were Japan, the United Kingdom, Switzerland, Bermuda and Korea.



                           In the past, the Fund has tended to have a relatively high portfolio turnover level because of its investment style. Although the Fund may hold core positions for some time, it may change its portfolio composition quickly to take advantage of new opportunities, or to address issues affecting particular holdings. Turnover has generally declined since the Fund's inception.

                           +Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

NATIONS MARSICO INTERNATIONAL
OPPORTUNITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

22.8%  Japan
13.3%  United Kingdom
11.2%  Switzerland
 5.7%  South Korea
 5.5%  Bermuda
 4.2%  Spain
 3.9%  Germany
 3.4%  United States
 3.3%  Brazil
 3.0%  Australia
23.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Samsung Electronics Company, Ltd.       4.5%
                                                                            -------------------------------------------------
                                                                              2  Roche Holding AG                        4.4%
                                                                            -------------------------------------------------
                                                                              3  EMI Group plc                           4.4%
                                                                            -------------------------------------------------
                                                                              4  Sogecable, SA                           4.2%
                                                                            -------------------------------------------------
                                                                              5  HSBC Holdings plc                       4.1%
                                                                            -------------------------------------------------
                                                                              6  UBS AG (REGD)                           3.9%
                                                                            -------------------------------------------------
                                                                              7  The News Corporation Ltd., ADR          3.0%
                                                                            -------------------------------------------------
                                                                              8  Reed Elsevier plc                       3.0%
                                                                            -------------------------------------------------
                                                                              9  Sony Corporation                        2.9%
                                                                            -------------------------------------------------
                                                                             10  Nissan Motor Company, Ltd.              2.9%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS MARSICO INTERNATIONAL

OPPORTUNITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/03) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Aug. 1 2000                                              9425                        10000                       10000
                                                         9444                         9513                        9432
2000                                                     8822                         9258                        8984
                                                         7549                         7987                        7699
                                                         7860                         7881                        7702
                                                         6428                         6778                        6491
2001                                                     7521                         7251                        7038
                                                         7841                         7321                        7134
                                                         7973                         7133                        6934
                                                         6710                         5725                        5565
2002                                                     6936                         6095                        5870
                                                         6531                         5594                        5381
                                                         7850                         6672                        6372
                                                         8368                         7215                        6825
2003                                                     9727                         8447                        7892
Mar. 31 2004                                            10507                         8814                        8243

[INVESTOR A SHARES AT NAV** (AS OF 3/31/03) RETURN CHART]

                                                   NATIONS MARSICO
                                             INTERNATIONAL OPPORTUNITIES                               LIPPER INTERNATIONAL FUNDS
                                                        FUND                    MSCI EAFE INDEX                 AVERAGE
                                             ---------------------------        ---------------        --------------------------
Aug. 1 2000                                             10000                        10000                       10000
                                                        10020                         9513                        9432
2000                                                     9360                         9258                        8984
                                                         8010                         7987                        7699
                                                         8340                         7881                        7702
                                                         6820                         6778                        6491
2001                                                     7980                         7251                        7038
                                                         8320                         7321                        7134
                                                         8459                         7133                        6934
                                                         7119                         5725                        5565
2002                                                     7359                         6095                        5870
                                                         6930                         5594                        5381
                                                         8329                         6672                        6372
                                                         8879                         7215                        6825
2003                                                    10320                         8447                        7892
Mar. 31 2004                                            11148                         8814                        8243


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (8/1/00 through
      3/31/04)              3.01%     1.36%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Marsico International Opportunities Fund from the inception of the share class. The MSCI EAFE Index (Europe, Australasia, Far East) is an unmanaged, market capitalization index that is designed to measure developed market equity performance, excluding U.S. and Canada. Funds in the Lipper International Funds Average invest their assets in securities with primary trading markets outside of the United States. The Index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                             INVESTOR A              INVESTOR B               INVESTOR C
                                          PRIMARY A      NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                            8/1/00               8/1/00                  8/1/00                   8/1/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                         61.25%        60.87%      51.68%      59.77%      54.77%       59.53%      58.53%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                    11.91%        11.65%       9.46%      10.82%      10.00%       10.82%      10.82%
SINCE INCEPTION                             3.28%         3.01%       1.36%       2.25%       1.47%        2.25%       2.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 5.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            COMMON STOCKS -- 98.7%
            BELGIUM -- 1.0%
  149,546   Interbrew.....................................................   $   4,115
                                                                             ---------
            BRAZIL -- 2.4%
   49,700   Brasil Telecom Participacoes SA, ADR(a).......................       1,697
  127,400   Petroleo Brasileiro SA-'A', ADR...............................       3,763
  342,100   Tele Norte Leste Participacoes SA, ADR........................       4,440
                                                                             ---------
                                                                                 9,900
                                                                             ---------
            FRANCE -- 2.3%
  587,600   Alcatel SA 'A'................................................       9,272
                                                                             ---------
            GERMANY -- 8.8%
  258,100   Bayerische Hypo-und Vereinsbank AG!!(a).......................       5,068
  156,800   DaimlerChrysler AG (REGD)(a)..................................       6,548
  426,603   Deutsche Telekom AG...........................................       7,675
  119,210   E.On AG(a)....................................................       7,867
   64,525   Hypo Real Estate Holdings AG!!................................       1,808
  154,700   Volkswagen AG (a).............................................       6,768
                                                                             ---------
                                                                                35,734
                                                                             ---------
            ITALY -- 2.2%
  848,775   IntesaBci SpA(a)..............................................       2,806
1,911,493   Telecom Italia SpA............................................       5,990
                                                                             ---------
                                                                                 8,796
                                                                             ---------
            JAPAN -- 13.2%
1,298,000   Hitachi, Ltd. ................................................      10,069
  350,000   Matsushita Electric Industrial Company Ltd. ..................       5,410
      596   Millea Holdings, Inc. ........................................       9,280
      755   Mitsubishi Tokyo Financial Group Inc. ........................       7,475
    1,363   Nippon Telegraph and Telephone Corporation....................       7,731
  252,700   Sankyo Company, Ltd. .........................................       5,502
    1,144   Sumitomo Mitsui Financial Group, Inc.(a)......................       8,468
                                                                             ---------
                                                                                53,935
                                                                             ---------
            MEXICO -- 3.1%
  171,236   Cemex SA de CV, ADR...........................................       5,106
  222,000   Telefonos de Mexico SA de CV 'L', ADR.........................       7,751
                                                                             ---------
                                                                                12,857
                                                                             ---------
            NETHERLANDS -- 6.7%
  324,795   ABN AMRO Holding NV...........................................       7,244
  339,015   ING Groep NV..................................................       7,449
  374,580   Koninklijke Ahold NV!!........................................       3,066
  136,120   Koninklijke Ahold NV!!@.......................................       1,114
  120,800   Unilever NV...................................................       8,335
                                                                             ---------
                                                                                27,208
                                                                             ---------

                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            RUSSIA -- 1.2%
   40,600   LUKOIL, ADR...................................................   $   5,043
                                                                             ---------
            SOUTH AFRICA -- 0.6%
  228,000   South African Breweries plc...................................       2,623
                                                                             ---------
            SOUTH KOREA -- 1.5%
  317,400   KT Corporation, ADR...........................................       6,043
                                                                             ---------
            SPAIN -- 5.6%
  567,680   Banco Bilbao Vizcaya Argentaria SA............................       7,513
  382,500   Repsol YPF SA(a)..............................................       7,925
  498,341   Telefonica SA(a)..............................................       7,539
                                                                             ---------
                                                                                22,977
                                                                             ---------
            SWITZERLAND -- 4.9%
   44,100   Nestle SA (REGD)..............................................      11,244
   39,600   Zurich Financial Services AG..................................       6,244
   15,400   Zurich Financial Services AG@.................................       2,428
                                                                             ---------
                                                                                19,916
                                                                             ---------
            UNITED KINGDOM -- 9.1%
2,519,100   BAE Systems plc...............................................       9,306
1,664,893   BT Group plc..................................................       5,416
  491,200   GlaxoSmithKline plc...........................................       9,642
1,695,061   Marks & Spencer Group plc.....................................       8,676
  572,200   Reuters Group plc.............................................       4,070
                                                                             ---------
                                                                                37,110
                                                                             ---------
            UNITED STATES -- 36.1%
  345,900   Albertson's, Inc.!!...........................................       7,662
  120,100   Altria Group, Inc. ...........................................       6,539
  260,400   BellSouth Corporation.........................................       7,210
  109,800   Boeing Company................................................       4,509
  274,000   Bristol-Myers Squibb Company..................................       6,639
  135,400   CIT Group Inc. ...............................................       5,152
  363,600   Duke Energy Corporation.......................................       8,217
  479,800   El Paso Corporation...........................................       3,411
  370,700   Ford Motor Company............................................       5,030
  135,100   Goodyear Tire & Rubber Company!!(a)...........................       1,154
  109,900   J.P. Morgan Chase & Company...................................       4,610
  156,800   Loews Corporation.............................................       9,261
  217,900   Merck & Company, Inc. ........................................       9,629
  320,147   Micron Technology, Inc.!!.....................................       5,350
  462,900   Safeway Inc.!!................................................       9,526
  285,500   SBC Communications Inc. ......................................       7,006
  554,900   Schering-Plough Corporation...................................       9,000
  356,400   Sprint Corporation (FON Group)................................       6,568
  509,400   Tenet Healthcare Corporation!!................................       5,685
  443,619   The Kroger Company!!..........................................       7,382
  127,200   Toys R Us, Inc.!!.............................................       2,137
  201,500   Unisys Corporation!!..........................................       2,877
   43,900   UST Inc. .....................................................       1,585

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
 SHARES                                                                        (000)
---------------------------------------------------------------------------------------
            UNITED STATES -- (CONTINUED)
 w156,700   Verizon Communications Inc. ..................................   $   5,726
  376,000   Xerox Corporation!!...........................................       5,478
                                                                             ---------
                                                                               147,343
                                                                             ---------
            TOTAL COMMON STOCKS
              (Cost $346,534).............................................     402,872
                                                                             ---------
            RIGHTS -- 0.1%
            GERMANY -- 0.1%
              (Cost $0)
  258,100   Bayerische HYPO-UND Vereinsbank Rights!!
              Expire 4/05/04..............................................         232
                                                                             ---------
 SHARES
  (000)
---------
            wAffiliated investment
              COMPANIES -- 10.2%
              (Cost $41,668)
   41,668   Nations Cash Reserves, Capital Class Shares#..................      41,668
                                                                             ---------
            TOTAL INVESTMENTS
              (Cost $388,202*)..................................     109.0%    444,772
                                                                             ---------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (9.0)%
            Cash..........................................................   $       1
            Foreign cash (cost $843)......................................         837
            Receivable for Fund shares sold...............................          69
            Dividends receivable..........................................         950
            Interest receivable...........................................           6
            Collateral on securities loaned...............................     (36,648)
            Payable for Fund shares redeemed..............................        (279)
            Investment advisory fee payable...............................        (311)
            Administration fee payable....................................         (76)
            Shareholder servicing and distribution fees payable...........        (142)
            Payable for investment securities purchased...................        (837)
            Accrued Trustees' fees and expenses...........................         (21)
            Accrued expenses and other liabilities........................        (102)
                                                                             ---------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (36,553)
                                                                             ---------
            NET ASSETS..........................................     100.0%  $ 408,219
                                                                             =========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income..............   $     (59)
            Accumulated net realized gain on investments sold.............      16,274
            Net unrealized appreciation of investments....................      56,565
            Paid-in capital...............................................     335,439
                                                                             ---------
            NET ASSETS....................................................   $ 408,219
                                                                             =========


                                                                               VALUE
---------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($144,241,802 / 11,919,710 shares outstanding)..............      $12.10
                                                                             =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share ($127,609,482 /
              10,595,841 shares outstanding)..............................      $12.04
                                                                             =========

            Maximum sales charge..........................................       5.75%
            Maximum offering price per share..............................      $12.77

            INVESTOR B SHARES:
            Net asset value and offering price per share+
              ($35,342,613 / 2,979,217 shares outstanding)................      $11.86
                                                                             =========
            INVESTOR C SHARES:
            Net asset value and offering price per share+
              ($101,025,168 / 8,516,016 shares outstanding)...............      $11.86
                                                                             =========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 +The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $36,648.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $30,161 and $35,277, respectively.

ABBREVIATIONS:

ADR   --   American Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 26

NATIONS FUNDS

Nations Global Value Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................          19.8%   $        80,792
Commercial banking..........................................          11.0             44,992
Pharmaceuticals.............................................           9.9             40,412
Food and drug stores........................................           7.0             28,750
Insurance...................................................           6.7             27,213
Food products...............................................           4.8             19,579
Automotive..................................................           4.8             19,500
Oil and gas.................................................           4.1             16,731
Aerospace and defense.......................................           3.4             13,815
Financial services..........................................           3.1             12,601
Diversified electronics.....................................           2.5             10,069
Networking and telecommunications equipment.................           2.3              9,272
Retail -- Specialty.........................................           2.1              8,676
Electric power -- Nuclear...................................           2.0              8,217
Tobacco.....................................................           2.0              8,124
Electric power -- Non nuclear...............................           1.9              7,867
Beverages...................................................           1.7              6,738
Health services.............................................           1.4              5,685
Computers and office equipment..............................           1.3              5,478
Household products..........................................           1.3              5,410
Other.......................................................           5.6             22,951
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          98.7            402,872
RIGHTS......................................................           0.1                232
AFFILIATED INVESTMENT COMPANIES.............................          10.2             41,668
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         109.0            444,772
OTHER ASSETS AND LIABILITIES (NET)..........................          (9.0)           (36,553)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       408,219
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Value Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
-----------------------------------------------------------------------------------------
            INVESTMENT COMPANIES -- 100.1%
            Investment in Nations Master Investment Trust, International
              Value Master Portfolio*.....................................   $ 3,568,371
                                                                             -----------

            TOTAL INVESTMENTS...................................     100.1%    3,568,371
                                                                             -----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (0.1)%
            Receivable for Fund shares sold...............................   $       866
            Payable for Fund shares redeemed..............................        (2,717)
            Administration fee payable....................................          (506)
            Shareholder servicing and distribution fees payable...........          (424)
            Accrued Trustees' fees and expenses...........................           (41)
            Accrued expenses and other liabilities........................          (491)
                                                                             -----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................        (3,313)
                                                                             -----------
            NET ASSETS..........................................     100.0%  $ 3,565,058
                                                                             ===========

            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     3,626
            Accumulated net realized loss on investments..................       (38,916)
            Net unrealized appreciation of investments....................       494,932
            Paid-in capital...............................................     3,105,416
                                                                             -----------
            NET ASSETS....................................................   $ 3,565,058
                                                                             ===========

            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,488,700,897 / 120,168,326 shares outstanding)...........        $20.71
                                                                             ===========

            INVESTOR A SHARES:
            Net asset value and redemption price per share ($792,856,743 /
              38,413,280 shares outstanding)..............................        $20.64
                                                                             ===========

            Maximum sales charge..........................................         5.75%
            Maximum offering price per share..............................        $21.90

            INVESTOR B SHARES:
            Net asset value and offering price per share+ ($112,797,578 /
              5,542,202 shares outstanding)...............................        $20.35
                                                                             ===========

            INVESTOR C SHARES:
            Net asset value and offering price per share+ ($170,702,340 /
              8,395,498 shares outstanding)...............................        $20.33
                                                                             ===========

---------------

 *The financial statements of the International Value Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the International Value Fund's financial statements.

 +The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 28

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 95.1%
             AUSTRALIA -- 2.2%
   212,771   Amcor Ltd. ...................................................   $    1,300
    91,286   Broken Hill Proprietary Company, Ltd. ........................          854
   251,600   National Australia Bank Ltd. .................................        5,955
   324,631   The News Corporation Ltd., ADR(a).............................       11,680
   103,329   Woolworths Ltd. ..............................................          935
                                                                              ----------
                                                                                  20,724
                                                                              ----------
             AUSTRIA -- 0.7%
    47,124   Erste Bank der oesterreichischen Sparkassen AG................        7,053
                                                                              ----------
             BELGIUM -- 0.3%
    95,200   Belgacom SA...................................................        3,007
                                                                              ----------
             BERMUDA -- 2.4%
    20,600   ACE Ltd. .....................................................          879
 1,235,500   Esprit Holdings Ltd.(a).......................................        5,186
   390,800   Golar LNG-Ltd.!!(a)...........................................        5,935
   307,274   Tyco International Ltd. ......................................        8,803
    25,000   XL Capital Ltd., Class A......................................        1,901
                                                                              ----------
                                                                                  22,704
                                                                              ----------
             BRAZIL -- 1.1%
    12,300   Banco Itau SA, ADR............................................          575
    92,785   Companhia Vale do Rio Doce, ADR...............................        5,094
    15,300   Companhia Vale do Rio Doce, sponsored ADR.....................          717
   170,880   Unibanco Holdings, GDR........................................        4,181
                                                                              ----------
                                                                                  10,567
                                                                              ----------
             CANADA -- 1.0%
    67,700   Barrick Gold Corporation(a)...................................        1,610
    47,000   Canadian Imperial Bank of Commerce(a).........................        2,446
    53,731   Canadian National Railway Company(a)..........................        2,095
    69,900   EnCana Corporation............................................        3,015
    18,900   Imperial Oil Ltd. ............................................          847
                                                                              ----------
                                                                                  10,013
                                                                              ----------
             CAYMAN ISLANDS -- 0.4%
   759,000   ASM Pacific Technology Ltd.(a)................................        3,380
                                                                              ----------
             CHINA -- 0.9%
   111,600   China Life Insurance Company, Ltd.!!(a).......................        2,791
   127,148   CNOOC Ltd., ADR(a)............................................        5,467
                                                                              ----------
                                                                                   8,258
                                                                              ----------
             DENMARK -- 0.9%
   391,314   Danske Bank A/S(a)............................................        8,849
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             FINLAND -- 2.0%
   579,500   Nokia Oyj(a)..................................................   $   11,879
   366,600   Stora Enso Oyj 'R'!!(a).......................................        4,613
   151,600   UPM -- Kymmene Oyj!!(a).......................................        2,776
                                                                              ----------
                                                                                  19,268
                                                                              ----------
             FRANCE -- 6.2%
    20,087   Accor SA......................................................          814
    49,197   BNP Paribas SA................................................        3,007
    29,981   Bouygues SA...................................................        1,032
    38,900   Compagnie de Saint-Gobain.....................................        1,965
   143,000   Compagnie Generale des Etablissements Michelin................        6,477
   226,564   JC Decaux SA!!................................................        5,065
    34,992   LVMH Moet Hennessy Louis Vuitton SA...........................        2,571
     6,820   Pinault-Printemps-Redoute SA..................................          713
    91,457   Societe Generale..............................................        7,811
    84,801   Societe Television Francaise 1................................        2,693
   136,190   Total SA......................................................       25,004
    91,122   Veolia Environnement..........................................        2,542
                                                                              ----------
                                                                                  59,694
                                                                              ----------
             GERMANY -- 3.9%
   180,531   BASF AG(a)....................................................        9,174
   246,167   Bayerische Motoren Werke (BMW) AG.............................       10,074
    45,600   Deutsche Bank AG (REGD)(a)....................................        3,785
    64,300   Deutsche Telekom AG...........................................        1,157
    44,859   SAP AG(a).....................................................        7,056
    73,100   Siemens AG (REGD).............................................        5,399
    33,117   T-Online International AG!!...................................          391
                                                                              ----------
                                                                                  37,036
                                                                              ----------
             HONG KONG -- 0.8%
 1,705,000   Cathay Pacific Airways........................................        3,480
   316,000   China Unicom Limited..........................................          286
   101,200   Hutchison Whampoa Ltd. .......................................          727
   385,000   Sun Hung Kai Properties.......................................        3,521
                                                                              ----------
                                                                                   8,014
                                                                              ----------
             HUNGARY -- 0.4%
    91,773   OTP Bank Rt., ADR@............................................        3,480
                                                                              ----------
             INDIA -- 0.6%
   371,608   ICICI Bank Ltd., ADR..........................................        5,927
                                                                              ----------
             IRELAND -- 0.6%
   137,593   Allied Irish Banks plc........................................        2,051
    95,732   CRH plc.......................................................        1,953
    66,891   CRH plc.......................................................        1,360
                                                                              ----------
                                                                                   5,364
                                                                              ----------
             ITALY -- 1.1%
    61,400   ENI SpA, ADR(a)...............................................        6,198
   256,900   Mediaset SpA!!(a).............................................        2,851
   280,500   UniCredito Italiano SpA.......................................        1,337
                                                                              ----------
                                                                                  10,386
                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             JAPAN -- 20.6%
    11,980   ACOM COMPANY, LTD. ...........................................   $      875
   332,000   CANON Inc. ...................................................       17,200
    32,800   Credit Saison Company, Ltd. ..................................          987
   421,000   Daiwa Securities..............................................        3,440
       319   East Japan Railway Company....................................        1,677
    90,500   Eisai Company, Ltd. ..........................................        2,453
   238,000   Fuji Photo Film Company, Ltd. ................................        7,572
     2,400   FUNAI ELECTRIC COMPANY, LTD. .................................          348
   592,000   Hitachi, Ltd. ................................................        4,592
    80,800   Honda Motor Company Ltd. .....................................        3,728
   159,000   Ito-Yokado Company, Ltd. .....................................        7,244
    22,900   Jusco Company, Ltd. ..........................................          988
   283,000   Kao Corporation...............................................        6,474
    17,700   KEYENCE CORPORATION...........................................        4,315
       247   Millea Holdings, Inc. ........................................        3,846
       892   Mitsubishi Tokyo Financial Group Inc. ........................        8,831
    46,000   Nintendo Company, Ltd. .......................................        4,647
   168,000   Nippon Mitsubishi Oil Corporation.............................          962
     1,086   Nippon Telegraph and Telephone Corporation....................        6,159
   913,500   Nissan Motor Company, Ltd. ...................................       10,230
   148,000   Nomura Holdings, Inc. ........................................        2,696
     2,867   NTT DoCoMo, Inc.@.............................................        6,338
   106,000   Olympus Optical Company, Ltd. ................................        2,282
     9,500   Omron Corporation.............................................          239
    15,400   ORIX Corporation(a)...........................................        1,704
    44,000   RICOH COMPANY, LTD. ..........................................          905
    13,700   Rohm Company Ltd. ............................................        1,774
    42,500   Secom Company Ltd. ...........................................        1,855
   493,000   Sharp Corporation.............................................        8,809
   411,200   Sony Corporation(a)...........................................       17,233
   135,300   Takeda Chemical Industries, Ltd. .............................        6,034
    49,500   TDK Corporation...............................................        3,783
   254,600   THK COMPANY, LTD.(a)..........................................        5,029
   653,200   Tokyo Gas Company Ltd. .......................................        2,474
   321,500   Toyota Motor Corporation......................................       11,990
     1,121   UFJ Holdings, Inc. ...........................................        7,133
   180,200   YAMADA DENKI CO., LTD.(a).....................................        7,050
   372,900   YAMAHA CORPORATION............................................        6,972
    86,200   Yamanouchi Pharmaceutical Company, Ltd. ......................        2,966
   241,000   YAMATO TRANSPORT CO., LTD. ...................................        4,049
                                                                              ----------
                                                                                 197,883
                                                                              ----------
             MEXICO -- 0.9%
   247,109   Telefonos de Mexico SA de CV 'L', ADR.........................        8,627
                                                                              ----------
             NETHERLANDS -- 3.6%
   125,800   ABN AMRO Holding NV...........................................        2,806
   341,200   Aegon NV......................................................        4,361
    93,230   DSM NV........................................................        4,162
   333,366   ING Groep NV..................................................        7,325
   332,379   Koninklijke (Royal) Philips Electronics NV(a).................        9,611

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             NETHERLANDS -- (CONTINUED)
   262,346   TPG NV........................................................   $    5,519
    10,310   VNU NV........................................................          295
                                                                              ----------
                                                                                  34,079
                                                                              ----------
             NORWAY -- 0.3%
   269,000   Statoil ASA...................................................        3,281
                                                                              ----------
             PORTUGAL -- 0.3%
   297,000   Portugal Telecommunications, SGPS, SA, ADR!!..................        3,329
                                                                              ----------
             RUSSIA -- 0.9%
    48,312   Mobile Telesystems, ADR(a)....................................        6,353
    31,084   YUKOS, ADR....................................................        1,877
                                                                              ----------
                                                                                   8,230
                                                                              ----------
             SINGAPORE -- 1.2%
   232,256   DBS Group Holdings Ltd. ......................................        1,995
 5,325,518   Shangri-La Asia Ltd. .........................................        5,297
   178,000   Singapore Airlines Ltd. ......................................        1,168
    79,000   Singapore Press Holdings, Ltd. ...............................          891
   215,000   United Overseas Bank..........................................        1,719
                                                                              ----------
                                                                                  11,070
                                                                              ----------
             SOUTH AFRICA -- 0.2%
   108,935   Sappi Ltd. ...................................................        1,508
                                                                              ----------
             SOUTH KOREA -- 4.9%
   122,090   Kookmin Bank!!................................................        4,952
    14,130   Korea Electric Power Corporation..............................          248
   364,625   Korea Electric Power Corporation, ADR(a)......................        3,763
   324,500   KT Corporation, ADR...........................................        6,178
    18,100   POSCO, ADR....................................................          641
    58,020   Samsung Electronics Company, Ltd. ............................       28,949
    90,553   SK Telecom Company Ltd., ADR(a)...............................        1,929
                                                                              ----------
                                                                                  46,660
                                                                              ----------
             SPAIN -- 2.9%
    89,624   Altadis, SA(a)................................................        2,715
   209,200   Endesa SA.....................................................        3,805
   185,592   Iberdrola SA(a)...............................................        3,832
   146,400   Repsol YPF SA, ADR............................................        3,048
   351,972   Sogecable, SA!!(a)............................................       14,754
                                                                              ----------
                                                                                  28,154
                                                                              ----------
             SWEDEN -- 1.6%
    61,300   AB SKF -- B Shares!!..........................................        2,219
 1,094,785   Ericsson AB (LM) 'B'!!........................................        3,034
    30,400   Hennes & Mauritz AB -- B Shares...............................          818
   456,000   Nordea AB(a)..................................................        3,114
    94,500   Securitas AB -- B Shares......................................        1,366
   140,200   Volvo AB, B Shares............................................        4,620
                                                                              ----------
                                                                                  15,171
                                                                              ----------
             SWITZERLAND -- 11.6%
    20,640   Adecco SA.....................................................        1,140
    21,975   Ciba Specialty Chemicals AG...................................        1,500

                       SEE NOTES TO FINANCIAL STATEMENTS.
 30

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SWITZERLAND -- (CONTINUED)
    87,100   Compagnie Financiere Richemont AG.............................   $    2,341
   121,939   Credit Suisse Group...........................................        4,226
    68,268   Nestle SA (REGD)(a)...........................................       17,406
   249,750   Novartis AG(a)................................................       10,606
   236,905   Roche Holding AG(a)...........................................       23,142
    46,472   Swiss Re (REGD)...............................................        3,202
   135,255   Syngenta AG...................................................        9,865
     5,753   Synthes-Stratec, Inc. ........................................        5,899
    16,330   The Swatch Group AG...........................................          427
    13,501   The Swatch Group AG, Class B..................................        1,753
   324,821   UBS AG (REGD)(a)..............................................       24,126
    31,000   Zurich Financial Services AG..................................        4,888
                                                                              ----------
                                                                                 110,521
                                                                              ----------
             TAIWAN -- 1.0%
   240,786   AU Optronics Corporation, ADR(a)..............................        5,033
    21,576   Cathay Financial Holding Co., GDR@............................          390
   273,150   Compal Electronics Inc., GDR(a)...............................        1,713
   200,600   Taiwan Semiconductor Manufacturing Company Ltd., ADR!!........        2,094
                                                                              ----------
                                                                                   9,230
                                                                              ----------
             UNITED KINGDOM -- 18.3%
   171,892   3i Group plc..................................................        1,987
   437,900   Abbey National plc............................................        3,662
   171,397   AstraZeneca plc...............................................        7,948
   307,600   BAA plc.......................................................        2,911
 1,253,000   BAE Systems plc...............................................        4,629
   378,289   Billiton plc..................................................        3,448
 1,188,327   BP Amoco plc..................................................        9,959
   398,636   British Sky Broadcasting Group plc............................        4,971
   831,500   Cadbury Schweppes plc.........................................        6,556
   976,487   Diageo plc....................................................       12,724
 3,123,821   EMI Group plc.................................................       15,932
   426,892   GlaxoSmithKline plc...........................................        8,379
   139,177   GUS plc.......................................................        1,916
   311,693   Hilton Group plc..............................................        1,300
 1,718,626   HSBC Holdings plc.............................................       25,553
   383,822   HSBC Holdings plc (REGD)(a)...................................        5,789
   827,825   Kingfisher plc(a).............................................        4,390
   435,000   Marks & Spencer Group plc.....................................        2,227
    65,948   Reckitt Benckiser plc.........................................        1,630
 1,712,053   Reed Elsevier plc.............................................       15,150
   338,332   Royal Bank of Scotland plc@...................................       10,310
   508,800   Scottish Power plc............................................        3,560
   720,000   Shell Transport and Trading Company plc.......................        4,704
   365,338   Tesco plc.....................................................        1,650
 4,979,906   Vodafone Group plc............................................       11,784
   332,370   WPP Group plc.................................................        3,363
                                                                              ----------
                                                                                 176,432
                                                                              ----------

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             UNITED STATES -- 1.3%
   150,073   NTL Incorporated..............................................   $    8,922
    95,958   Wynn Resorts, Ltd.!!(a).......................................        3,359
                                                                              ----------
                                                                                  12,281
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $710,511).............................................      910,180
                                                                              ----------
PRINCIPAL
  AMOUNT
  (000)
----------
             FOREIGN BONDS AND NOTES -- 0.5%
             UNITED KINGDOM -- 0.5%
$    3,000   Telewest Communication plc,
               11.000% 10/01/07(a)(b)......................................        1,904
     1,925   Telewest Communication plc,
               9.875% 02/01/10(a)(b).......................................        1,165
     2,900   Telewest Communication plc,
               (0.000%) due 04/15/09
               9.250% beginning 04/15/04(a)................................        1,494
                                                                              ----------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $2,092)...............................................        4,563
                                                                              ----------
  SHARES
----------
             PREFERRED STOCKS -- 0.5%
             BRAZIL -- 0.5%
               (Cost $3,639)
   230,347   Companhia de Bebidas das Americas, ADR........................        4,607
                                                                              ----------
             WARRANTS -- 0.2%
             INDIA -- 0.2%
               (Cost $1,520)
   146,165   Reliance Industries Inc.
               Expire 09/02/04!!@..........................................        1,813
                                                                              ----------
  SHARES
  (000)
----------
             AFFILIATED INVESTMENT COMPANIES -- 25.1%
               (Cost $239,867)
   239,867   Nations Cash Reserves, Capital Class Shares#..................      239,867
                                                                              ----------
             NON-AFFILIATED INVESTMENT COMPANIES -- 0.8%
               (Cost $8,075)
        57   iShares MSCI EAFE Index Fund(a)...............................        8,128
                                                                              ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

                                                                                 VALUE
                                                                                 (000)
-----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $965,704*)..................................     122.2%  $1,169,158
                                                                              ----------
             OTHER ASSETS AND
               LIABILITIES (NET).................................     (22.2)%
             Cash..........................................................   $      360
             Foreign cash (cost $159)......................................          159
             Receivable for investment securities sold.....................       19,541
             Receivable for Fund shares sold...............................          606
             Dividends receivable..........................................        3,958
             Interest receivable...........................................          110
             Unrealized depreciation on forward foreign exchange
               contracts...................................................         (174)
             Collateral on securities loaned...............................     (216,534)
             Payable for Fund shares redeemed..............................         (856)
             Investment advisory fee payable...............................         (635)
             Administration fee payable....................................         (175)
             Shareholder servicing and distribution fees payable...........          (15)
             Payable for investment securities purchased...................      (18,523)
             Accrued Trustees' fees and expenses...........................         (134)
             Accrued expenses and other liabilities........................         (236)
                                                                              ----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (212,548)
                                                                              ----------
             NET ASSETS..........................................     100.0%  $  956,610
                                                                              ==========
             NET ASSETS CONSIST OF:
             Undistributed net investment income...........................   $    2,103
             Accumulated net realized loss on investments and currency
               contracts...................................................     (161,181)
             Net unrealized appreciation of investments and currency
               contracts...................................................      203,359
             Paid-in capital...............................................      912,329
                                                                              ----------
             NET ASSETS....................................................   $  956,610
                                                                              ==========


                                                                                 VALUE
-----------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($917,391,541 / 75,656,371 shares outstanding)..............       $12.13
                                                                              ==========
             INVESTOR A SHARES:
             Net asset value and redemption price per share ($27,395,754 /
               2,283,204 shares outstanding)...............................       $12.00
                                                                              ==========



             Maximum sales charge..........................................        5.75%
             Maximum offering price per share..............................       $12.73



             INVESTOR B SHARES:
             Net asset value and offering price per share&
               ($9,955,792 / 880,771 shares outstanding)...................       $11.30
                                                                              ==========
             INVESTOR C SHARES:
             Net asset value and offering price per share&
               ($1,867,017 / 166,729 shares outstanding)...................       $11.20
                                                                              ==========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $216,534.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $154,488 and $208,773, respectively.

(b)
  Issue in default.

ABBREVIATIONS:

ADR   --   American Depository Receipt
GDR   --   Global Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations International Equity Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................          13.7%   $       130,984
Pharmaceuticals.............................................           6.4             61,528
Telecommunications services.................................           5.8             55,147
Electronics.................................................           5.5             52,196
Integrated oil..............................................           5.5             52,179
Automotive..................................................           4.9             47,119
Investment services.........................................           3.8             36,475
Semiconductors..............................................           3.6             34,423
Broadcasting and cable......................................           3.3             31,117
Media.......................................................           3.2             30,686
Publishing and advertising..................................           2.6             24,764
Food products...............................................           2.5             23,962
Insurance...................................................           2.3             22,258
Computers and office equipment..............................           2.3             21,888
Diversified electronics.....................................           2.1             20,298
Railroads, trucking and shipping............................           2.0             19,275
Diversified manufacturing...................................           1.8             16,962
Networking and telecommunications equipment.................           1.6             14,913
Beverages...................................................           1.3             12,724
Metals and mining...........................................           1.3             12,364
Other.......................................................          19.6            188,918
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          95.1            910,180
FOREIGN BONDS AND NOTES.....................................           0.5              4,563
PREFERRED STOCKS............................................           0.5              4,607
WARRANTS....................................................           0.2              1,813
AFFILIATED INVESTMENT COMPANIES.............................          25.1            239,867
NON-AFFILIATED INVESTMENT COMPANIES.........................           0.8              8,128
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         122.2          1,169,158
OTHER ASSETS AND LIABILITIES (NET)..........................         (22.2)          (212,548)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       956,610
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
             COMMON STOCKS -- 92.2%
             AUSTRALIA -- 3.0%
   452,716   The News Corporation Ltd., ADR(a).............................   $  16,288
                                                                              ---------
             AUSTRIA -- 1.9%
    70,310   Erste Bank der oesterreichischen Sparkassen AG................      10,524
                                                                              ---------
             BERMUDA -- 5.5%
 1,799,500   Esprit Holdings Ltd. .........................................       7,553
   596,183   Golar LNG-Ltd.!!(a)...........................................       9,052
   473,354   Tyco International Ltd. ......................................      13,562
                                                                              ---------
                                                                                 30,167
                                                                              ---------
             BRAZIL -- 2.3%
   124,333   Companhia Vale do Rio Doce, ADR...............................       6,826
   225,024   Unibanco Holdings, GDR........................................       5,506
                                                                              ---------
                                                                                 12,332
                                                                              ---------
             CAYMAN ISLANDS -- 0.9%
 1,159,500   ASM Pacific Technology Ltd.(a)................................       5,164
                                                                              ---------
             CHINA -- 1.5%
   195,871   CNOOC Ltd., ADR(a)............................................       8,422
                                                                              ---------
             FRANCE -- 2.6%
   327,655   JC Decaux SA!!................................................       7,324
    36,700   TotalFinaElf SA...............................................       6,738
                                                                              ---------
                                                                                 14,062
                                                                              ---------
             GERMANY -- 3.9%
   260,060   Bayerische Motoren Werke (BMW) AG(a)..........................      10,642
    68,037   SAP AG(a).....................................................      10,702
                                                                              ---------
                                                                                 21,344
                                                                              ---------
             HONG KONG -- 1.9%
 2,548,000   Cathay Pacific Airways(a).....................................       5,200
   593,000   Sun Hung Kai Properties.......................................       5,423
                                                                              ---------
                                                                                 10,623
                                                                              ---------
             HUNGARY -- 1.0%
   141,375   OTP Bank Rt., ADR@............................................       5,362
                                                                              ---------
             INDIA -- 1.6%
   550,412   ICICI Bank Ltd., ADR..........................................       8,779
                                                                              ---------
             JAPAN -- 22.8%
   103,000   CANON Inc. ...................................................       5,336
   649,000   Daiwa Securities..............................................       5,303
   124,000   Ito-Yokado Company, Ltd. .....................................       5,650
    23,700   KEYENCE CORPORATION...........................................       5,777
     1,097   Mitsubishi Tokyo Financial Group Inc. ........................      10,861

                                                                                VALUE
  SHARES                                                                        (000)
----------------------------------------------------------------------------------------
             JAPAN -- (CONTINUED)
 1,407,000   Nissan Motor Company, Ltd. ...................................   $  15,756
   760,000   Sharp Corporation.............................................      13,581
   382,000   Sony Corporation..............................................      16,010
   392,100   THK COMPANY, LTD.(a)..........................................       7,745
     1,702   UFJ Holdings, Inc. ...........................................      10,830
   277,600   YAMADA DENKI CO., LTD.(a).....................................      10,860
   575,000   YAMAHA CORPORATION............................................      10,750
   344,000   YAMATO TRANSPORT CO., LTD. ...................................       5,780
                                                                              ---------
                                                                                124,239
                                                                              ---------
             NETHERLANDS -- 1.5%
   274,394   Koninklijke (Royal) Philips Electronics NV(a).................       7,934
                                                                              ---------
             RUSSIA -- 1.7%
    72,549   Mobile Telesystems, ADR(a)....................................       9,540
                                                                              ---------
             SINGAPORE -- 1.4%
 7,539,665   Shangri-La Asia Ltd.(a).......................................       7,500
                                                                              ---------
             SOUTH KOREA -- 5.7%
   161,340   Kookmin Bank!!................................................       6,544
    49,180   Samsung Electronics Company, Ltd. ............................      24,538
                                                                              ---------
                                                                                 31,082
                                                                              ---------
             SPAIN -- 4.2%
   542,963   Sogecable, SA!!(a)............................................      22,760
                                                                              ---------
             SWITZERLAND -- 11.2%
   248,798   Roche Holding AG(a)...........................................      24,303
   111,654   Syngenta AG...................................................       8,144
     7,099   Synthes-Stratec, Inc. ........................................       7,279
   287,988   UBS AG (REGD)(a)..............................................      21,391
                                                                              ---------
                                                                                 61,117
                                                                              ---------
             TAIWAN -- 1.4%
   356,644   AU Optronics Corporation, ADR(a)..............................       7,454
                                                                              ---------
             UNITED KINGDOM -- 12.8%
   601,342   British Sky Broadcasting Group plc............................       7,499
 4,694,946   EMI Group plc.................................................      23,944
 1,516,460   HSBC Holdings plc.............................................      22,548
 1,828,649   Reed Elsevier plc.............................................      16,183
                                                                              ---------
                                                                                 70,174
                                                                              ---------
             UNITED STATES -- 3.4%
   231,186   NTL Incorporated..............................................      13,744
   144,099   Wynn Resorts, Ltd.!!(a).......................................       5,043
                                                                              ---------
                                                                                 18,787
                                                                              ---------
             TOTAL COMMON STOCKS
               (Cost $406,651).............................................     503,654
                                                                              ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

PRINCIPAL
  AMOUNT                                                                        VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
             FOREIGN BONDS AND NOTES -- 0.5%
             UNITED KINGDOM -- 0.5%
$    1,850   Telewest Communication plc, 11.000% 10/01/07(a)(b)............   $   1,174
     1,200   Telewest Communication plc,
               9.875% 02/01/10(a)(b).......................................         726
     1,700   Telewest Communication plc, (0.000%) due 04/15/09
               9.250% beginning 04/15/04(a)................................         876
                                                                              ---------
             TOTAL FOREIGN BONDS AND NOTES
               (Cost $1,275)...............................................       2,776
                                                                              ---------
  SHARES
----------
             PREFERRED STOCKS -- 1.0%
             BRAZIL -- 1.0%
               (Cost $5,068)
   261,617   Companhia de Bebidas das Americas, ADR........................       5,232
                                                                              ---------
  SHARES
  (000)
----------
             AFFILIATED INVESTMENT COMPANIES -- 29.8%
               (Cost $163,047)
   163,047   Nations Cash Reserves, Capital Class Shares#..................     163,047
                                                                              ---------

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
             TOTAL INVESTMENTS
               (Cost $576,041*)..................................     123.5%  $ 674,709
                                                                              ---------
             OTHER ASSETS AND
               LIABILITIES (NET).................................     (23.5)%
             Foreign cash (cost $51).......................................   $      51
             Receivable for investment securities sold.....................      12,550
             Receivable for Fund shares sold...............................       4,310
             Dividends receivable..........................................       1,340
             Interest receivable...........................................          74
             Collateral on securities loaned...............................    (122,844)
             Investment advisory fee payable...............................        (342)
             Administration fee payable....................................         (94)
             Shareholder servicing and distribution fees payable...........         (17)
             Payable for investment securities purchased...................     (22,943)
             Payable for Fund shares redeemed..............................        (383)
             Accrued Trustees' fees and expenses...........................         (29)
             Accrued expenses and other liabilities........................         (99)
                                                                              ---------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (128,426)
                                                                              ---------
             NET ASSETS..........................................     100.0%  $ 546,283
                                                                              =========
             NET ASSETS CONSIST OF:
             Distributions in excess of net investment income..............   $    (250)
             Accumulated net realized gain on investments sold and currency
               contracts...................................................       3,821
             Net unrealized appreciation of investments and currency
               contracts...................................................      98,684
             Paid-in capital...............................................     444,028
                                                                              ---------
             NET ASSETS....................................................   $ 546,283
                                                                              =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
----------------------------------------------------------------------------------------
             PRIMARY A SHARES:
             Net asset value, offering and redemption price per share
               ($509,262,075 / 45,673,119 shares outstanding)..............      $11.15
                                                                              =========
             INVESTOR A SHARES:
             Net asset value and redemption price per share ($19,784,501 /
               1,790,829
               shares outstanding).........................................      $11.05
                                                                              =========



             Maximum sales charge..........................................       5.75%
             Maximum offering price per share..............................      $11.72



             INVESTOR B SHARES:
             Net asset value and offering price per share+ ($8,904,771 /
               828,490 shares outstanding).................................      $10.75
                                                                              =========
             INVESTOR C SHARES:
             Net asset value and offering price per share+ ($8,331,265 /
               774,923 shares outstanding).................................      $10.75
                                                                              =========

---------------

 *Federal income tax information (see Note 9).

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 !!
  Non-income producing security.

 +The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $122,844.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $93,832 and $119,064, respectively.

(b)
  Issue in default.

ABBREVIATIONS:

ADR   --   American Depository Receipt
GDR   --   Global Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Marsico International Opportunities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Commercial banking..........................................          14.9%   $        80,954
Electronics.................................................          10.8             59,135
Media.......................................................           8.5             46,704
Broadcasting and cable......................................           6.9             37,531
Semiconductors..............................................           5.4             29,702
Investment services.........................................           4.9             26,694
Automotive..................................................           4.8             26,398
Pharmaceuticals.............................................           4.4             24,303
Publishing and advertising..................................           4.3             23,507
Integrated oil..............................................           2.8             15,160
Railroads, trucking and shipping............................           2.7             14,832
Conglomerates...............................................           2.5             13,562
Diversified manufacturing...................................           2.5             13,522
Lodging and recreation......................................           2.3             12,543
Software....................................................           2.0             10,702
Telecommunications services.................................           1.7              9,540
Chemicals -- Specialty......................................           1.5              8,144
Apparel and textiles........................................           1.4              7,553
Electrical equipment........................................           1.4              7,454
Medical devices and supplies................................           1.3              7,279
Other.......................................................           5.2             28,435
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          92.2            503,654
FOREIGN BONDS AND NOTES.....................................           0.5              2,776
PREFERRED STOCKS............................................           1.0              5,232
AFFILIATED INVESTMENT COMPANIES.............................          29.8            163,047
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         123.5            674,709
OTHER ASSETS AND LIABILITIES (NET)..........................         (23.5)          (128,426)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $       546,283
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF OPERATIONS

For the year ended March 31, 2004

                                                             GLOBAL         INTERNATIONAL      INTERNATIONAL      INTERNATIONAL
                                                             VALUE              VALUE              EQUITY         OPPORTUNITIES
                                                         -----------------------------------------------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $252,
  $0, $1,812 and $326, respectively)...................  $        5,724     $           --     $       16,326     $        3,441
Dividend income from affiliated funds..................              94                 --                125                 86
Interest...............................................              --                 --                 65                102
Securities lending.....................................              74                 --                498                152
Allocated from Portfolio:
Dividends (Net of foreign withholding taxes of $0,
  $6,556, $0 and $0, respectively)+....................              --             67,917                 --                 --
Dividend income from affiliated funds+.................              --                467                 --                 --
Interest+..............................................              --                  8                 --                 --
Securities lending+....................................              --              1,036                 --                 --
Expenses (Net of waiver of $0, $1,992, $0 and $0,
  respectively)+.......................................              --            (27,811)                --                 --
                                                         --------------     --------------     --------------     --------------
    Total investment income............................           5,892             41,617             17,014              3,781
                                                         --------------     --------------     --------------     --------------
EXPENSES:
Investment advisory fee................................           2,657                 --              6,441              2,183
Administration fee.....................................             719              5,250              1,771                600
Transfer agent fees....................................             210              1,181                243                 85
Custodian fees.........................................              53                 --                391                124
Legal and audit fees...................................              70                 51                 60                 65
Registration and filing fees...........................              46                 --                 66                 47
Trustees' fees and expenses............................              24                  6                 24                 24
Interest expense.......................................              --                 --                  1                 --
Printing expense.......................................              69                 --                 23                 60
Other..................................................               4                 --                 69                 12
Non-recurring costs (see Note 12)......................              --                790                206                 --
Cost assumed by Bank of America Corporation (see Note
  12)..................................................              --               (790)              (206)                --
                                                         --------------     --------------     --------------     --------------
    Subtotal...........................................           3,852              6,488              9,089              3,200
Shareholder servicing and distribution fees:
  Investor A Shares....................................             225              1,672                 60                 19
  Investor B Shares....................................             268                987                 87                 51
  Investor C Shares....................................             759              1,493                 15                 28
                                                         --------------     --------------     --------------     --------------
    Total expenses.....................................           5,104             10,640              9,251              3,298
Fees reduced by credits allowed by the custodian (see
  Note 2)..............................................              --*                --                 (1)                (1)
Reimbursement from investment adviser (see Note 12)....              --                 --                (66)                --
                                                         --------------     --------------     --------------     --------------
    Net expenses.......................................           5,104             10,640              9,184              3,297
                                                         --------------     --------------     --------------     --------------
NET INVESTMENT INCOME/(LOSS)...........................             788             30,977              7,830                484
                                                         --------------     --------------     --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions................................          19,830                 --             58,100             15,392
  Security transactions allocated from Portfolio+......              --            104,540                 --                 --
  Foreign currencies and net other assets..............              (8)                --                (10)              (903)
  Foreign currencies and net other assets allocated
    from Portfolio+....................................              --               (764)                --                 --
                                                         --------------     --------------     --------------     --------------
Net realized gain/(loss) on investments................          19,822            103,776             58,090             14,489
                                                         --------------     --------------     --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities...........................................         113,549                 --            260,435             98,931
  Securities allocated from Portfolio+.................              --          1,577,873                 --                 --
  Foreign currencies and net other assets..............              (8)                --                347                253
                                                         --------------     --------------     --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments..........................................         113,541          1,577,873            260,782             99,184
                                                         --------------     --------------     --------------     --------------
Net realized and unrealized gain/(loss) on
  investments..........................................         133,363          1,681,649            318,872            113,673
                                                         --------------     --------------     --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS...........................................  $      134,151     $    1,712,626     $      326,702     $      114,157
                                                         ==============     ==============     ==============     ==============

---------------

+ Allocated from International Value Master Portfolio.

 *Amount represents less than $500.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS

                                                                          GLOBAL VALUE
                                                                --------------------------------
                                                                  YEAR ENDED        YEAR ENDED
                                                                   3/31/04           3/31/03
                                                                --------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................    $          788    $          702
Net realized gain/(loss) on investments.....................            19,822             1,452
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................                --                --
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           113,541           (60,374)
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................                --                --
                                                                --------------    --------------
Net increase/(decrease) in net assets resulting from
  operations................................................           134,151           (58,220)
Distributions to shareholders from net investment income:
  Primary A Shares..........................................              (669)             (315)
  Investor A Shares.........................................              (401)             (153)
  Investor B Shares.........................................                --                --
  Investor C Shares.........................................                --                --
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................            (1,081)           (1,037)
  Investor A Shares.........................................              (998)             (767)
  Investor B Shares.........................................              (306)             (277)
  Investor C Shares.........................................              (848)             (776)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................           113,819           107,962
                                                                --------------    --------------
Net increase/(decrease) in net assets.......................           243,667            46,417
NET ASSETS:
Beginning of year...........................................           164,552           118,135
                                                                --------------    --------------
End of year.................................................    $      408,219    $      164,552
                                                                ==============    ==============
Undistributed net investment income/(loss) or distributions
  in excess of net investment income at end of year.........    $          (59)   $          183
                                                                ==============    ==============

---------------

 *
 Amount represents less than $500.

+Allocated from Nations International Value Master Portfolio.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

        INTERNATIONAL VALUE                INTERNATIONAL EQUITY           INTERNATIONAL OPPORTUNITIES
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------
    $       30,977   $       31,279   $        7,830   $        5,898   $          484   $          177
                --               --           58,090               --           14,489           (6,125)
           103,776         (142,717)              --          (76,703)              --               --
                --               --          260,782               --           99,184           (1,658)
         1,577,873         (956,728)              --          (59,707)              --               --
    --------------   --------------   --------------   --------------   --------------   --------------
         1,712,626       (1,068,166)         326,702         (130,512)         114,157           (7,606)
           (24,973)         (24,922)          (9,144)          (2,879)            (202)              --
            (6,417)          (5,579)            (231)             (97)              --               --
              (289)            (142)             (45)              (8)              --               --
              (417)            (377)              (7)              (1)              --               --
                --          (12,246)              --               --           (2,407)              --
                --           (5,369)              --               --              (70)              --
                --             (645)              --               --              (48)              --
                --             (896)              --               --              (24)              --
          (399,295)         277,667           55,529          196,845          333,861          101,578
    --------------   --------------   --------------   --------------   --------------   --------------
         1,281,235         (840,675)         372,804           63,348          445,267           93,972
         2,283,823        3,124,498          583,806          520,458          101,016            7,044
    --------------   --------------   --------------   --------------   --------------   --------------
    $    3,565,058   $    2,283,823   $      956,610   $      583,806   $      546,283   $      101,016
    ==============   ==============   ==============   ==============   ==============   ==============
    $        3,626   $        5,578   $        2,103   $        2,006   $         (250)  $          143
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                             GLOBAL VALUE
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   5,511    $ 57,989       6,588    $ 57,869
  Issued as reinvestment of dividends.......................      25         277          30         256
  Redeemed**................................................  (1,572)    (16,294)     (3,354)    (28,171)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   3,964    $ 41,972       3,264    $ 29,954
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   5,783    $ 59,599       6,314    $ 56,683
  Shares issued upon conversion from Investor B shares......       3          32           3          22
  Issued as reinvestment of dividends.......................      82         883          55         462
  Redeemed**................................................  (1,829)    (19,308)     (2,315)    (19,525)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   4,039    $ 41,206       4,057    $ 37,642
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................   1,051    $ 10,524       1,439    $ 13,050
  Issued as reinvestment of dividends.......................      21         215          20         172
  Shares redeemed upon conversion into Investor A shares....      (3)        (32)         (3)        (22)
  Redeemed**................................................    (244)     (2,538)       (436)     (3,465)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     825    $  8,169       1,020    $  9,735
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................   3,226    $ 32,565       4,175    $ 37,489
  Issued as reinvestment of dividends.......................      53         548          56         486
  Redeemed**................................................  (1,061)    (10,641)       (905)     (7,344)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,218    $ 22,472       3,326    $ 30,631
                                                              ======    ========      ======    ========
    Total net increase/(decrease)...........................  11,046    $113,819      11,667    $107,962
                                                              ======    ========      ======    ========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $1 and $19 for Primary A, $1 and $5 for Investor A,
   $--* and $5 for Investor B and $--* and $2 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

                                                                           INTERNATIONAL VALUE
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................    3,534    $  59,636       48,229    $ 785,138
  Issued as reinvestment of dividends.......................      526       10,033        1,067       14,895
  Redeemed**................................................  (22,478)    (380,125)     (34,261)    (475,600)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (18,418)   $(310,456)      15,035    $ 324,433
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    9,233    $ 156,413       46,873    $ 739,584
  Shares issued upon conversion from Investor B shares......       10          191           55          684
  Issued as reinvestment of dividends.......................      266        5,055          551        7,900
  Redeemed**................................................  (12,598)    (212,015)     (54,055)    (806,150)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (3,089)   $ (50,356)      (6,576)   $ (57,982)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       32    $     545          956    $  15,663
  Issued as reinvestment of dividends.......................       12          230           40          636
  Shares redeemed upon conversion into Investor A shares....      (10)        (191)         (56)        (684)
  Redeemed**................................................     (879)     (14,689)      (1,655)     (22,649)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (845)   $ (14,105)        (715)   $  (7,034)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      194    $   3,250        2,753    $  44,942
  Issued as reinvestment of dividends.......................       14          262           53          811
  Redeemed**................................................   (1,724)     (27,890)      (2,046)     (27,503)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,516)   $ (24,378)         760    $  18,250
                                                              =======    =========      =======    =========
    Total net increase/(decrease)...........................  (23,868)   $(399,295)       8,504    $ 277,667
                                                              =======    =========      =======    =========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $7 and $29 for Primary A, $2 and $1 for Investor A,
   $--* and $0 for Investor B, and $--* and $0 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                           INTERNATIONAL EQUITY
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   36,951    $ 357,412      106,515    $ 984,896
  Issued in exchange for assets of Bank of America
    International Equity
    Fund (see Note 10)......................................       --           --       10,430       97,940
  Issued as reinvestment of dividends.......................      369        4,201          197        1,825
  Redeemed**................................................  (31,162)    (304,519)     (92,884)    (877,690)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................    6,158    $  57,094       24,258    $ 206,971
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,713    $  16,621       32,768    $ 317,343
  Shares issued upon conversion from Investor B shares......       --*           2          282        2,416
  Issued as reinvestment of dividends.......................       16          183            7           69
  Redeemed**................................................   (1,825)     (17,839)     (33,597)    (326,005)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (96)   $  (1,033)        (540)   $  (6,177)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       78    $     774          107    $     932
  Issued as reinvestment of dividends.......................        4           41            1            8
  Shares redeemed upon conversion into Investor A shares....       --*          (2)        (297)      (2,416)
  Redeemed**................................................     (144)      (1,369)        (328)      (2,839)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (62)   $    (556)        (517)   $  (4,315)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      117    $   1,119          212    $   1,644
  Issued as reinvestment of dividends.......................       --*           4           --*           1
  Redeemed**................................................     (119)      (1,099)        (173)      (1,279)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................       (2)   $      24           39    $     366
                                                              =======    =========      =======    =========
    Total net increase/(decrease)...........................    5,998    $  55,529       23,240    $ 196,845
                                                              =======    =========      =======    =========

---------------

 * Amount represents less than 500 shares and/or $500, as applicable.

 **Net of redemption fees of $12 and $166 for Primary A, $--* and $164 for Investor A, $--* and $1 for Investor B, and $--* and $18 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

                                                                     INTERNATIONAL OPPORTUNITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................  35,348    $340,526      14,397    $107,238
  Issued as reinvestment of dividends.......................      56         529          --          --
  Redeemed**................................................  (3,357)    (32,239)     (1,094)     (8,160)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  32,047    $308,816      13,303    $ 99,078
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,686    $ 16,791         240    $  1,799
  Shares issued upon conversion from Investor B shares......      --*          3           1           9
  Issued as reinvestment of dividends.......................       5          44          --          --
  Redeemed**................................................    (228)     (2,240)        (96)       (734)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   1,463    $ 14,598         145    $  1,074
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     508    $  4,880         249    $  1,834
  Issued as reinvestment of dividends.......................       3          31          --          --
  Shares redeemed upon conversion into Investor A shares....      --*         (3)         (1)         (9)
  Redeemed**................................................     (92)       (892)        (76)       (564)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     419    $  4,016         172    $  1,261
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     680    $  6,730          75    $    561
  Issued as reinvestment of dividends.......................       1          11          --          --
  Redeemed**................................................     (34)       (310)        (53)       (396)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................     647    $  6,431          22    $    165
                                                              ======    ========      ======    ========
    Total net increase/(decrease)...........................  34,576    $333,861      13,642    $101,578
                                                              ======    ========      ======    ========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

 **
  Net of redemption fees of $2 and $0 for Primary A, $--* and $0 for Investor A, $--* and $0 for Investor B, and $--* and $0 for Investor C for the years ended March 31, 2004 and 2003, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each period.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GLOBAL VALUE:
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 7.21        $ 0.07           $ 4.99           $ 5.06          $(0.06)
Year ended 3/31/2003#.....................    10.50          0.07            (3.16)           (3.09)          (0.04)
Period ended 3/31/2002*#..................    10.00          0.06             0.47             0.53           (0.01)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 7.18        $ 0.05           $ 4.96           $ 5.01          $(0.04)
Year ended 3/31/2003#.....................    10.47          0.05            (3.15)           (3.10)          (0.03)
Period ended 3/31/2002*#..................    10.00          0.04             0.45             0.49              --##
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 7.11        $(0.03)          $ 4.89           $ 4.86          $   --
Year ended 3/31/2003#.....................    10.40         (0.01)           (3.12)           (3.13)             --
Period ended 3/31/2002*#..................    10.00         (0.03)            0.45             0.42              --
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 7.11        $(0.03)          $ 4.89           $ 4.86          $   --
Year ended 3/31/2003#.....................    10.40         (0.01)           (3.12)           (3.13)             --
Period ended 3/31/2002*#..................    10.00         (0.03)            0.45             0.42              --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
GLOBAL VALUE:
PRIMARY A SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)
INVESTOR A SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)
INVESTOR B SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)
INVESTOR C SHARES
Year ended 3/31/2004#.....................     $(0.11)
Year ended 3/31/2003#.....................      (0.16)
Period ended 3/31/2002*#..................      (0.02)

---------------

 * Global Value Primary A, Investor A, Investor B and Investor C Shares commenced operation on April 16, 2001.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                 ----------------
                NET INCREASE                                           RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET              NET ASSETS      OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL       PERIOD       AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN++     (000)           ASSETS        NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.17)         $  --##      $12.10       70.38%    $144,242          1.30%(a)         0.69%         28%            1.30%(a)
    (0.20)            --          7.21      (29.77)      57,373          1.40             0.87          15             1.40
    (0.03)            --         10.50        5.24       49,246          1.40(a)+         0.66+         19             1.63(a)+

   $(0.15)         $  --##      $12.04       70.00%    $127,609          1.55%(a)         0.44%         28%            1.55%(a)
    (0.19)            --          7.18      (29.98)      47,111          1.65             0.62          15             1.65
    (0.02)            --         10.47        4.92       26,172          1.65(a)+         0.41+         19             1.88(a)+

   $(0.11)         $  --##      $11.86       68.56%    $ 35,343          2.30%(a)        (0.31)%        28%            2.30%(a)
    (0.16)            --          7.11      (30.41)      15,310          2.40            (0.13)         15             2.40
    (0.02)            --         10.40        4.18       11,804          2.40(a)+        (0.34)+        19             2.63(a)+

   $(0.11)         $  --##      $11.86       68.56%    $101,025          2.30%(a)        (0.31)%        28%            2.30%(a)
    (0.16)            --          7.11      (30.41)      44,758          2.40            (0.13)         15             2.40
    (0.02)            --         10.40        4.18       30,914          2.40(a)+        (0.34)+        19             2.63(a)+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                             OF YEAR    INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
INTERNATIONAL VALUE*
PRIMARY A SHARES
Year ended 3/31/2004......................   $11.65         $0.19            $ 9.07           $ 9.26          $(0.20)
Year ended 3/31/2003......................    16.67          0.16             (4.92)           (4.76)          (0.17)
Year ended 3/31/2002......................    17.30          0.22             (0.29)           (0.07)          (0.20)
Year ended 3/31/2001......................    18.78          0.32             (0.39)           (0.07)          (0.21)
Year ended 3/31/2000......................    14.45          0.37              4.73             5.10           (0.28)
INVESTOR A SHARES
Year ended 3/31/2004......................   $11.62         $0.15            $ 9.04           $ 9.19          $(0.17)
Year ended 3/31/2003......................    16.61          0.15             (4.92)           (4.77)          (0.13)
Year ended 3/31/2002......................    17.26          0.18             (0.29)           (0.11)          (0.18)
Year ended 3/31/2001......................    18.77          0.27             (0.39)           (0.12)          (0.19)
Year ended 3/31/2000......................    14.43          0.36              4.72             5.08           (0.25)
INVESTOR B SHARES
Year ended 3/31/2004......................   $11.47         $0.02            $ 8.91           $ 8.93          $(0.05)
Year ended 3/31/2003......................    16.39          0.03             (4.84)           (4.81)          (0.02)
Year ended 3/31/2002......................    17.07          0.07             (0.30)           (0.23)          (0.09)
Year ended 3/31/2001......................    18.64          0.16             (0.40)           (0.24)          (0.13)
Year ended 3/31/2000......................    14.40          0.22              4.66             4.88           (0.15)
INVESTOR C SHARES
Year ended 3/31/2004......................   $11.46         $0.02            $ 8.90           $ 8.92          $(0.05)
Year ended 3/31/2003......................    16.39          0.02             (4.82)           (4.80)          (0.04)
Year ended 3/31/2002......................    17.07          0.04             (0.27)           (0.23)          (0.09)
Year ended 3/31/2001......................    18.65          0.16             (0.41)           (0.25)          (0.13)
Year ended 3/31/2000......................    14.41          0.21              4.69             4.90           (0.17)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL VALUE*
PRIMARY A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)
INVESTOR A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)
INVESTOR B SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)
INVESTOR C SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003......................      (0.09)
Year ended 3/31/2002......................      (0.36)
Year ended 3/31/2001......................      (1.20)
Year ended 3/31/2000......................      (0.49)

---------------

  * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Value Master Portfolio.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

 ## Amount represents less than $0.01 per share.

### Amount represents results prior to conversion to a master-feeder structure.

 (a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.17% for Primary A Shares, 1.42% for Investor A Shares and 2.17% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

                                                                                                                   WITHOUT WAIVERS
                                                                                                                    AND/OR EXPENSE
                                                                                                                    REIMBURSEMENTS
                                                                                                                   ----------------
                NET INCREASE                                             RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET                                OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                 NET ASSETS      EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL        END OF        AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES         YEAR      RETURN++   PERIOD (000)        ASSETS        NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------------------

   $(0.20)         $  --##      $20.71       79.67%    $2,488,701          1.11%            1.14%         --             1.20%(b)
    (0.26)            --         11.65      (28.81)     1,614,750          1.17             1.16          --             1.23
    (0.56)            --         16.67       (0.18)     2,059,558          1.19             1.36          --             1.23
    (1.41)            --         17.30       (0.50)     1,163,899          1.13             1.89          --             1.23
    (0.77)            --         18.78       36.03        600,589          1.24(a)          2.11          12%###         1.34(a)

   $(0.17)         $  --##      $20.64       79.17%    $  792,857          1.36%            0.89%         --             1.45%(b)
    (0.22)            --         11.62      (28.97)       482,196          1.42             0.91          --             1.48
    (0.54)            --         16.61       (0.46)       798,587          1.44             1.11          --             1.48
    (1.39)            --         17.26       (0.72)       353,646          1.38             1.64          --             1.48
    (0.74)            --         18.77       35.86        186,649          1.49(a)          1.86          12%###         1.59(a)

   $(0.05)         $  --##      $20.35       77.89%    $  112,798          2.11%            0.14%         --             2.20%(b)
    (0.11)            --         11.47      (29.54)        73,283          2.17             0.16          --             2.23
    (0.45)            --         16.39       (1.16)       116,374          2.19             0.36          --             2.23
    (1.33)            --         17.07       (1.42)        80,655          2.13             0.89          --             2.23
    (0.64)            --         18.64       34.51         50,999          2.24(a)          1.11          12%###         2.34(a)

   $(0.05)         $  --##      $20.33       77.85%    $  170,702          2.11%            0.14%         --             2.20%(b)
    (0.13)            --         11.46      (29.52)       113,594          2.17             0.16          --             2.23
    (0.45)            --         16.39       (1.16)       149,979          2.19             0.36          --             2.23
    (1.33)            --         17.07       (1.45)        48,784          2.13             0.89          --             2.23
    (0.66)            --         18.65       34.64         13,725          2.24(a)          1.11          12%###         2.34(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2004......................   $ 8.01         $ 0.13           $ 4.11           $ 4.24          $(0.12)
Year ended 3/31/2003*.....................    10.49           0.10            (2.53)           (2.43)          (0.05)
Year ended 3/31/2002*.....................    11.12           0.09            (0.72)           (0.63)             --##
Year ended 3/31/2001*.....................    16.74           0.12            (4.47)           (4.35)          (0.11)
Year ended 3/31/2000*.....................    14.12           0.10             4.91             5.01           (0.06)
INVESTOR A SHARES
Year ended 3/31/2004......................   $ 7.93         $ 0.08           $ 4.09           $ 4.17          $(0.10)
Year ended 3/31/2003*.....................    10.30           0.08            (2.47)           (2.39)          (0.04)
Year ended 3/31/2002*.....................    10.95           0.06            (0.71)           (0.65)             --
Year ended 3/31/2001*.....................    16.51           0.07            (4.38)           (4.31)          (0.09)
Year ended 3/31/2000*.....................    13.97           0.06             4.86             4.92           (0.05)
INVESTOR B SHARES
Year ended 3/31/2004......................   $ 7.50         $   --##         $ 3.85           $ 3.85          $(0.05)
Year ended 3/31/2003*.....................     9.87           0.02            (2.38)           (2.36)          (0.01)
Year ended 3/31/2002*.....................    10.56          (0.01)           (0.68)           (0.69)             --
Year ended 3/31/2001*.....................    16.06             --            (4.27)           (4.27)          (0.07)
Year ended 3/31/2000*.....................    13.75          (0.05)            4.72             4.67           (0.03)
INVESTOR C SHARES
Year ended 3/31/2004......................   $ 7.43         $   --##         $ 3.82           $ 3.82          $(0.05)
Year ended 3/31/2003*.....................     9.63           0.01            (2.33)           (2.32)          (0.01)
Year ended 3/31/2002*.....................    10.30          (0.01)           (0.66)           (0.67)             --
Year ended 3/31/2001*.....................    15.72          (0.02)           (4.17)           (4.19)          (0.07)
Year ended 3/31/2000*.....................    13.52          (0.03)            4.60             4.57           (0.04)


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL EQUITY:
PRIMARY A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)
INVESTOR A SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)
INVESTOR B SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)
INVESTOR C SHARES
Year ended 3/31/2004......................     $   --
Year ended 3/31/2003*.....................         --
Year ended 3/31/2002*.....................         --
Year ended 3/31/2001*.....................      (1.16)
Year ended 3/31/2000*.....................      (2.33)

---------------

 * The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of International Equity Master Portfolio.

 ++Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++Rate represents the International Equity Master Portfolio.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

 ##Amount represents less than $0.01 per share.

###Amount represents results prior to conversion to a master-feeder structure.
   The portfolio turnover rate for the International Equity Master Portfolio was 48% for the period beginning October 8, 1999 and ended March 31, 2000.

 (a)
   The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (b)
   The reimbursement from Investment Adviser (see Note 11) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

 (c)
   The effect of interest expense on the operating expense ratio was less than 0.01%.

 (d)
   The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 12) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 1.13% for Primary A Shares, 1.38% for Investor A Shares and 2.13% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                 ----------------
                NET INCREASE                                           RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET              NET ASSETS      OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL       PERIOD       AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN++     (000)           ASSETS        NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.12)         $  --##      $12.13       53.06%    $917,391      1.12%(a)(b)(c)       0.99%          86%          1.15%(a)(d)
    (0.05)            --##        8.01      (23.19)     556,619          1.18             1.10          100+++         1.18
       --##           --         10.49       (5.65)     474,738          1.16             0.88           85+++         1.16
    (1.27)            --         11.12      (27.40)     724,572          1.15             0.89           92+++         1.16
    (2.39)            --         16.74       39.85      866,731          1.14             0.69          129###         1.18

   $(0.10)         $  --##      $12.00       52.71%    $ 27,396      1.37%(a)(b)(c)       0.74%          86%          1.40%(a)(d)
    (0.04)          0.06          7.93      (22.71)      18,870          1.43             0.85          100+++         1.43
       --             --         10.30       (5.94)      30,067          1.41             0.63           85+++         1.41
    (1.25)            --         10.95      (27.54)      46,770          1.40             0.64           92+++         1.41
    (2.38)            --         16.51       39.54       43,111          1.39             0.44          129###         1.43

   $(0.05)         $  --##      $11.30       51.39%    $  9,956      2.12%(a)(b)(c)      (0.01)%         86%          2.15%(a)(d)
    (0.01)            --##        7.50      (23.96)       7,068          2.18             0.10          100+++         2.18
       --             --          9.87       (6.53)      14,408          2.16            (0.12)          85+++         2.16
    (1.23)            --         10.56      (28.11)      20,747          2.15            (0.11)          92+++         2.16
    (2.36)            --         16.06       38.14       32,073          2.14            (0.31)         129###         2.18

   $(0.05)         $  --##      $11.20       51.43%    $  1,867      2.12%(a)(b)(c)      (0.01)%         86%          2.15%(a)(d)
    (0.01)          0.13          7.43      (22.78)       1,249          2.18             0.10          100+++         2.18
       --             --          9.63       (6.50)       1,245          2.16            (0.12)          85+++         2.16
    (1.23)            --         10.30      (28.22)       1,166          2.15            (0.11)          92+++         2.16
    (2.37)            --         15.72       38.12          987          2.14            (0.31)         129###         2.18

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.

                                            NET ASSET                     NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET         AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING     INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)#    INVESTMENTS     FROM OPERATIONS     INCOME
                                            --------------------------------------------------------------------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2004......................   $ 6.98         $ 0.02           $ 4.24           $ 4.26          $(0.01)
Year ended 3/31/2003......................     8.36           0.04            (1.42)           (1.38)             --
Year ended 3/31/2002......................     8.03          (0.01)            0.34             0.33              --
Period ended 3/31/2001*...................    10.00             --##          (1.97)           (1.97)             --
INVESTOR A SHARES
Year ended 3/31/2004......................   $ 6.93         $   --##         $ 4.20           $ 4.20          $   --
Year ended 3/31/2003......................     8.32           0.01            (1.40)           (1.39)             --
Year ended 3/31/2002......................     8.01          (0.01)            0.32             0.31              --
Period ended 3/31/2001*...................    10.00          (0.01)           (1.98)           (1.99)             --
INVESTOR B SHARES
Year ended 3/31/2004......................   $ 6.79         $(0.07)          $ 4.11           $ 4.04          $   --
Year ended 3/31/2003......................     8.22          (0.04)           (1.39)           (1.43)             --
Year ended 3/31/2002......................     7.97          (0.07)            0.32             0.25              --
Period ended 3/31/2001*...................    10.00          (0.08)           (1.95)           (2.03)             --
INVESTOR C SHARES
Year ended 3/31/2004......................   $ 6.80         $(0.07)          $ 4.10           $ 4.03          $   --
Year ended 3/31/2003......................     8.22          (0.05)           (1.37)           (1.42)             --
Year ended 3/31/2002......................     7.97          (0.07)            0.32             0.25              --
Period ended 3/31/2001*...................    10.00          (0.09)           (1.94)           (2.03)             --


                                            DISTRIBUTIONS
                                              FROM NET
                                              REALIZED
                                                GAINS
                                            -------------
INTERNATIONAL OPPORTUNITIES
PRIMARY A SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --
INVESTOR A SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --
INVESTOR B SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --
INVESTOR C SHARES
Year ended 3/31/2004......................     $(0.08)
Year ended 3/31/2003......................         --
Year ended 3/31/2002......................         --
Period ended 3/31/2001*...................         --

---------------

 * International Opportunities Primary A, Investor A, Investor B and Investor C Shares commenced operations on August 1, 2000.

 + Annualized.

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income/(loss) has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

                                                                                                                 WITHOUT WAIVERS
                                                                                                                  AND/OR EXPENSE
                                                                                                                  REIMBURSEMENTS
                                                                                                                 ----------------
                NET INCREASE                                           RATIO OF      RATIO OF NET                    RATIO OF
                IN NET ASSET   NET ASSET              NET ASSETS      OPERATING       INVESTMENT                    OPERATING
    TOTAL        VALUE FROM      VALUE                  END OF       EXPENSES TO     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
DIVIDENDS AND    REDEMPTION     END OF      TOTAL       PERIOD       AVERAGE NET      TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS       FEES        PERIOD     RETURN++     (000)           ASSETS        NET ASSETS       RATE         NET ASSETS
---------------------------------------------------------------------------------------------------------------------------------

   $(0.09)         $  --##      $11.15       61.25%    $509,262          1.17%(a)         0.21%         121%           1.17%(a)
       --             --          6.98      (16.51)      95,093          1.48(a)          0.58          193            1.80(a)
       --             --          8.36        4.11        2,700          1.42(a)(b)      (0.08)         307            4.02(a)
       --             --          8.03      (19.70)       1,477          1.47+           0.12+          442            6.28+

   $(0.08)         $  --##      $11.05       60.87%    $ 19,785          1.42%(a)        (0.04)%        121%           1.42%(a)
       --             --          6.93      (16.71)       2,272          1.73(a)          0.33          193            2.05(a)
       --             --          8.32        3.87        1,526          1.67(a)(b)      (0.33)         307            4.27(a)
       --             --          8.01      (19.90)       2,797          1.72+           (0.13)+        442            6.53+

   $(0.08)         $  --##      $10.75       59.77%    $  8,905          2.17%(a)        (0.79)%        121%           2.17%(a)
       --             --          6.79      (17.40)       2,782          2.48(a)         (0.42)         193            2.80(a)
       --             --          8.22        3.14        1,951          2.42(a)(b)      (1.08)         307            5.02(a)
       --             --          7.97      (20.30)       2,031          2.47+           (0.88)+        442            7.28+

   $(0.08)         $  --##      $10.75       59.53%    $  8,331          2.17%(a)        (0.79)%        121%           2.17%(a)
       --             --          6.80      (17.27)         869          2.48(a)         (0.42)         193            2.80(a)
       --             --          8.22        3.14          869          2.42(a)(b)      (1.08)         307            5.02(a)
       --             --          7.97      (20.30)         974          2.47+           (0.88)+        442            7.28+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the international stock portfolios of Funds
Trust: Global Value Fund, International Value Fund, International Equity Fund and International Opportunities Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Subject to certain limited exceptions, Global Value Fund and International Value Fund are no longer accepting new investments from current or prospective investors. Please see the Fund's current prospectus for more information. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

International Value Fund (the "Feeder Fund") seeks to achieve its investment objective by investing substantially all of its assets in International Value Master Portfolio (the "Master Portfolio"), a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolio has the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Fund's investments in the Master Portfolio included in the Statement of net assets reflects the Feeder Fund's proportionate beneficial interests in the net assets of the Master Portfolio (87.0% for International Value Master Portfolio at March 31, 2004). The financial statements of the Master Portfolio, including its schedule of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Fund's financial statements. Another fund not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invests in the Master Portfolio.

International Equity Fund and International Opportunities Fund operate in a master-feeder structure. The Funds seek to achieve their investment objective by investing substantially all of their assets in International Equity Master Portfolio and International Opportunities Master Portfolio of the Master Trust, which has the same investment objective as their corresponding Feeder Fund. Because the value of each Funds' investment in the International Equity Master Portfolio and the International Opportunities Master Portfolio as of and for the year ended March 31, 2004 represented substantially all of the beneficial interests in the International Equity Master Portfolio and the International Opportunities Master Portfolio, the financial statements for the International Equity Fund and the International Opportunities Fund reflect their consolidation of the International Equity Master Portfolio and the International Opportunities Master Portfolio. Separate financial statements for the International Equity Master Portfolio and the International Opportunities Master Portfolio have not been prepared and references in this report to International Equity Fund and International Opportunities Fund should be read to include references to the corresponding Master Portfolios.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing

NATIONS FUNDS
service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of the Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolio uses valuation policies consistent with those described above.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Fund's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Futures contracts: All Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin". Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Funds had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, and the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward foreign currency contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not

NATIONS FUNDS
eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Funds are informed of the ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Fund records its share of the investment income and realized and unrealized gains and losses reported by the Master Portfolio on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolio based upon the relative value of their investments in the Master Portfolio.

Dividends and distributions to shareholders: Distributions from net investment income are declared and paid annually. The Funds may, however, declare and pay distributions from net investment income more frequently. Each Fund will distribute net realized capital gains (including net short-term capital gains), at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

The Funds may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Funds accrue such taxes and recoveries as applicable, based upon their current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Fund records its share of the expenses reported by the Master Portfolio on a daily basis. The expenses are allocated daily to investors in the Master Portfolio based upon the relative value of the Feeder Fund's investments in the Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust and Master Trust have entered into investment advisory agreements (the "Investment Advisory Agreements") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of

NATIONS FUNDS
the Investment Advisory Agreements, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL RATE
                                                              -----------
Global Value................................................     0.90%
International Equity........................................     0.80%
International Opportunities.................................     0.80%

The Feeder Fund indirectly pays for investment advisory and sub-advisory services through its investment in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolio).

Funds Trust has, on behalf of the Global Value Fund, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes") pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the first $1 billion of the Fund's average daily net assets and 0.45% over $1 billion of the Fund's average daily net assets.

The International Equity Fund is a "multi-manager" fund, which means that it is managed by more than one sub-adviser. INVESCO Global Asset Management (N.A.), Inc. ("INVESCO"), Putnam Investment Management, LLC ("Putnam") and Marsico Capital Management, LLC ("Marsico") each manage approximately one-third of the assets of the Fund. Pursuant to the sub-advisory agreement, INVESCO, Putnam and Marsico are each entitled to receive a fee from BACAP at the maximum annual rate of 0.65% of the first $60 million, 0.55% of the next $130 million, 0.45% of the next $200 million and 0.40% over $390 million of the Funds' average daily net assets that they manage.

Master Trust has, on behalf of the International Opportunities Fund, entered into a sub-advisory agreement with BACAP and Marsico Capital Management, LLC ("Marsico"), a wholly-owned subsidiary of Bank of America, pursuant to which Marsico is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.45% of the Fund's average daily net assets.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of Global Value Fund, International Equity Fund and International Opportunities Fund. International Value Fund pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.15% of the Funds' average daily net assets (net of sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. During the year ended March 31, 2004 and until July 31, 2004, BACAP has agreed to reimburse expenses and/or waive fees to the extent that total expenses (excluding interest expense and shareholder servicing and distribution fees) exceed an annual rate of 1.40% of Global Value Fund's average daily net assets and 1.50% of International Opportunities Fund's average daily net assets. There is no guarantee that these expense limitations will continue after this date.

BACAP and/or BACAP Distributors is entitled to recover from Global Value Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the Global Value Fund to exceed the expense limitation in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2004, the amounts potentially recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

                                                     POTENTIAL AMOUNT    POTENTIAL AMOUNT    POTENTIAL AMOUNT    AMOUNT RECOVERED
                                                        TO RECOVER          TO RECOVER          TO RECOVER            DURING
                                                      WITHIN 3 YEARS      WITHIN 2 YEARS      WITHIN 1 YEAR        PERIOD ENDED
                                                      AS OF 3/31/04       AS OF 3/31/04       AS OF 3/31/04          3/31/04
                                                     ----------------------------------------------------------------------------
Global Value.......................................         $--                 $--                 $--              $69,678

NATIONS FUNDS

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $1,880 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER AGENT FEE
FUND                                                                  (000)
------------------------------------------------------------------------------------
Global Value................................................           $ 3
International Value.........................................            42
International Equity........................................            14
International Opportunities.................................             8

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the Distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Global Value................................................      $247           $ 1           $ 46           $7
International Value.........................................        11            26            205            3
International Equity........................................         9             2              5            3
International Opportunities.................................       120            --             10            1

The Funds are also entitled to a 2% redemption fee on the proceeds of Fund shares that are purchased after August 1, 2002 and are redeemed (either by selling shares or exchanging into another Fund) within 90 days of their purchase. The redemption fee is designed to offset brokerage commissions and other costs associated with short term trading in and out of Funds. The redemption fees are included as an increase to Paid in capital on the Statements of net assets and as a decrease to shares redeemed in the Schedules of capital stock activity. For the year ended March 31, 2004, the Funds received the following in redemption fees:

                                                                                REDEMPTION FEE
                                                                                     (000)
                                                              ---------------------------------------------------
FUND                                                          PRIMARY A    INVESTOR A    INVESTOR B    INVESTOR C
-----------------------------------------------------------------------------------------------------------------
Global Value................................................    $  1          $  1         $  --*        $  --*
International Value.........................................       7             2            --*           --*
International Equity........................................      12            --*           --*           --*
International Opportunities.................................       2            --*           --*           --*

---------------

 *Amount represents less than $500.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

NATIONS FUNDS

A significant portion of each Fund's Primary Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

The Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
Global Value.............................................         $11                         $6
International Equity.....................................          15                          8
International Opportunities..............................          11                          7

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                              CURRENT      PLAN
                                                               RATE       LIMIT
                                                              -------------------
Investor A Combined Shareholder Servicing and Distribution
  Plan......................................................   0.25%       0.25%
Investor B and Investor C Shareholder Servicing Plans.......   0.25%       0.25%
Investor B and Investor C Distribution Plans................   0.75%       0.75%

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Global Value................................................  $188,149     $ 80,111
International Equity........................................   717,613      666,910
International Opportunities.................................   619,764      312,297

There were no purchases or sales of long-term U.S. government securities for the year ended March 31, 2004.

NATIONS FUNDS

5.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2004, the International Equity Fund and International Opportunities Fund had the following forward foreign currency contracts outstanding:

                                                              VALUE OF                             MARKET VALUE      UNREALIZED
                                                              CONTRACT        VALUE OF CONTRACT    OF CONTRACT     APPRECIATION/
                                                            WHEN OPENED          WHEN OPENED          (U.S.        (DEPRECIATION)
                                        LOCAL             (LOCAL CURRENCY)      (US DOLLARS)         DOLLARS)      (U.S. DOLLARS)
DESCRIPTION                            CURRENCY                (000)                (000)             (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
INTERNATIONAL EQUITY FUND:
CONTRACTS TO BUY
Expiring June 16, 2004........  Australian Dollar                4,666             $ 3,598           $ 3,529           $ (69)
Expiring June 16, 2004........  Australian Dollar                  924                 710               699             (11)
Expiring June 16, 2004........  British Pound Sterling           2,251               4,143             4,108             (35)
                                                                                                                       -----
  Net unrealized
    depreciation..............                                                                                         $(115)
                                                                                                                       -----
CONTRACTS TO SELL:
Expiring June 16, 2004........  Swiss Franc                     (7,011)             (5,486)           (5,545)            (59)
                                                                                                                       -----
  Net unrealized
    depreciation..............                                                                                           (59)
                                                                                                                       -----
Total net unrealized
  depreciation................                                                                                         $(174)
                                                                                                                       =====

6.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Fund Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

Investor B Shares generally convert to Investor A Shares based on the following conditions:

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                     Eight years
-- between August 1, 1997 and November 15, 1998
  $0 - $249,999                                                Nine years
  $250,000 - $499,999                                          Six years
  $500,000 - $999,999                                          Five years
-- before August 1, 1997                                       Nine years

See Schedules of capital stock activity.

7.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Funds under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
International Equity Fund...................................      $37           1.53%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

NATIONS FUNDS

8.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE OF
                                                              LOANED SECURITIES      COLLATERAL
FUND                                                                (000)               (000)
--------------------------------------------------------------------------------------------------
Global Value................................................      $ 35,277            $ 36,648
International Equity........................................       208,773             216,534
International Opportunities.................................       119,064             122,844

9.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                     NET TAX
                                                                                                    UNREALIZED
                                                                                                  APPRECIATION/
                                                                                                  (DEPRECIATION)
                                                                                    NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                       COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                     INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                       FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                      PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                    (000)         (000)          (000)           (000)            (000)            (000)
---------------------------------------------------------------------------------------------------------------------------------
Global Value.......................   $388,202       $ 69,562       $(12,992)       $ 56,570           $ (5)           $3,268
International Value................        N/A*           N/A*           N/A*        494,932             --             3,626
International Equity...............    982,147        198,668        (11,657)        187,011             92             2,602
International Opportunities........    578,609         97,074           (974)         96,100             21             6,064


                                     UNDISTRIBUTED
                                       LONG-TERM
                                        GAINS/
                                     (ACCUMULATED
                                     CAPITAL LOSS)
FUND                                     (000)
-----------------------------------  -------------
Global Value.......................    $  12,947
International Value................      (38,916)
International Equity...............     (145,426)
International Opportunities........           70

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING IN    EXPIRING IN
                                                                 2010           2011
FUND                                                             (000)          (000)
----------------------------------------------------------------------------------------
International Value.........................................    $    --        $38,916
International Equity........................................     93,644         51,782

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
International Value.........................................      $36,700
International Equity........................................       34,374
International Opportunities.................................        3,876

NATIONS FUNDS

Under the current tax law, capital and currency losses realized after October 31 may be deferred and treated as occurring on the first day of the following fiscal year. For the fiscal year ended March 31, 2004, the following Funds elected to defer losses occurring between November 1, 2003 and March 31, 2004 under these rules, as follows:

                                                                 CURRENCY
                                                              LOSSES DEFERRED
FUND                                                               (000)
-----------------------------------------------------------------------------
Global Value................................................       $  5
International Value.........................................        170
International Equity........................................         --
International Opportunities.................................        142

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Global Value................................................  $ 4,303        $   --        $ 3,325        $   --
International Value.........................................   32,096            --         42,462         7,714
International Equity........................................    9,427            --          2,985            --
International Opportunities.................................    1,573         1,178             --            --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications as listed below are due primarily to different book and tax accounting for foreign currency and dividend reclassifications.

                                                                                       ACCUMULATED NET
                                                                UNDISTRIBUTED      REALIZED GAIN/(LOSS) ON
                                                              INVESTMENT INCOME       INVESTMENTS SOLD        PAID-IN CAPITAL
FUND                                                                (000)                   (000)                  (000)
-----------------------------------------------------------------------------------------------------------------------------
Global Value................................................       $   40                  $   (40)               $   --
International Value.........................................         (833)                    (721)                1,554
International Equity........................................        1,694                   (1,694)                   --
International Opportunities.................................         (675)                     675                    --

10.  REORGANIZATIONS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Funds Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflects the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
International Value                                     International Value
International Equity                                    International Equity

CONVERSION OF COMMON TRUST FUNDS

On July 19, 2002, the International Equity Fund (the "Acquiring Fund"), acquired the net assets of Bank of America International Equity Fund, a common trust fund managed by Bank of America, (the "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented

NATIONS FUNDS
in the Schedules of capital stock activity. Net assets and unrealized depreciation as of the conversion date were as follows:

                                                              ACQUIRED
                                        TOTAL NET ASSETS        FUND
TOTAL NET ASSETS    TOTAL NET ASSETS    OF ACQUIRING FUND    UNREALIZED
OF ACQUIRED FUND    OF ACQUIRING FUND   AFTER CONVERSION    DEPRECIATION
      (000)               (000)               (000)            (000)
------------------------------------------------------------------------
     $97,940            $451,505            $549,445          $(8,636)

11.  SUBSEQUENT EVENT

On April 7, 2004, the Board of Trustees approved the engagement of Causeway Capital Management LLC ("Causeway") as co-investment sub-adviser with Marsico for the Nations International Equity Fund. The Board of Trustees approved Causeway as the replacement sub-adviser for INVESCO and Putnam. Causeway assumed responsibility for the day-to-day investment decisions for the portion of the Fund's assets allocated to it on May 11, 2004.

12.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, Nations International Equity Fund was reimbursed fees amounting to $66,200 to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods (May 2001

NATIONS FUNDS
through July 2003). This amount is reflected as "Reimbursement from Investment Advisor" on the impacted Fund's Statement of operations and is also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS FUNDS

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Global Value Fund, Nations International Value Fund, Nations International Equity Fund and Nations Marsico International Opportunities Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUND

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains designated by Funds Trust for the International Opportunities Fund was $1,177,525 of which $1,055,907 was designated as 15% long-term capital gains.

Of the ordinary income (including short-term capital gain) distributions made by the Global Value Fund during the fiscal year ended March 31, 2004, 27.61% qualifies for the dividend received deduction available to corporate shareholders.

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the Funds during the fiscal year ended March 31, 2004, the following percentages represent the amount of qualified dividend income within each Fund:

Global Value................................................   67.67%
International Value.........................................  100.00%
International Equity........................................  100.00%
International Opportunities.................................   33.25%

For the fiscal year ended March 31, 2004, the total amount of income received by the Funds from sources within foreign countries and possessions of the United States were as follows:

Global Value................................................  $ 2,824,735
International Value.........................................   67,898,942
International Equity........................................   16,318,764
International Opportunities.................................    3,441,453

For the fiscal year ended March 31, 2004, the total amount of taxes paid by the Funds from sources within foreign countries and possessions of the United States were as follows:

Global Value................................................  $  198,189
International Value.........................................   7,245,464
International Equity........................................   1,755,737
International Opportunities.................................     262,624

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio Annual Report

                                                     MARCH 31, 2004

The following pages should be read in conjunction with Nations International Value Fund's Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             COMMON STOCKS -- 96.8%
             BELGIUM -- 1.4%
 2,034,400   Interbrew(a)..................................................   $   55,976
                                                                              ----------
             BRAZIL -- 4.8%
   241,760   Brasil Telecom Participacoes SA, ADR..........................        8,256
11,414,270   Centrais Electricas Brasileiras SA, ADR.......................       72,049
 2,858,900   Petroleo Brasileiro SA-'A', ADR...............................       84,452
   221,067   Tele Centro Oeste Celular Participacoes SA, ADR(a)............        2,540
 2,164,000   Tele Norte Leste Participacoes SA, ADR........................       28,089
                                                                              ----------
                                                                                 195,386
                                                                              ----------
             FRANCE -- 4.6%
 5,899,600   Alcatel SA, ADR!!(a)..........................................       93,509
 1,760,600   European Aeronautic Defence and Space Company(a)..............       37,971
   831,400   Renault SA....................................................       57,573
                                                                              ----------
                                                                                 189,053
                                                                              ----------
             GERMANY -- 8.3%
 2,113,700   Bayerische Hypo-und Vereinsbank AG!!(a).......................       41,509
   845,480   Bayerische Hypo-und Vereinsbank AG!!@.........................       16,603
 6,010,800   Deutsche Telekom AG, ADR!!(a).................................      108,435
 1,675,900   E.On AG, ADR(a)...............................................      110,643
   253,261   Hypo Real Estate Holdings AG, ADR!!...........................        7,096
 1,289,000   Volkswagen AG.................................................       56,392
                                                                              ----------
                                                                                 340,678
                                                                              ----------
             ITALY -- 4.4%
21,867,350   Banca Intesa SpA(a)...........................................       72,287
 3,391,281   Telecom Italia SpA, ADR!!(a)..................................      107,097
                                                                              ----------
                                                                                 179,384
                                                                              ----------
             JAPAN -- 20.2%
 1,767,600   Daiichi Pharmaceutical Company, Ltd. .........................       34,321
 1,199,825   Hitachi, Ltd., ADR(a).........................................       93,046
     7,621   Japan Tobacco, Inc. ..........................................       55,746
 4,008,310   Matsushita Electric Industrial Company Ltd., ADR(a)...........       61,808
10,262,000   Mitsubishi Heavy Industries, Ltd. ............................       33,341
 7,971,641   Mitsubishi Tokyo Financial Group Inc.(a)......................       79,158
 3,200,000   Mitsui Sumitomo Insurance Company, Ltd. ......................       34,081
10,133,000   Nippon Mitsubishi Oil Corporation.............................       58,050
 2,571,180   Nippon Telegraph and Telephone Corporation, ADR...............       72,867
 1,125,000   Ono Pharmaceutical Company, Ltd. .............................       51,257
 4,231,000   Sankyo Company, Ltd. .........................................       92,115
     2,986   Sumitomo Mitsui Financial Group, Inc.(a)......................       22,100

                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             JAPAN -- (CONTINUED)
10,757,100   Sumitomo Mitsui Financial Group, Inc., ADR....................   $   79,618
   871,500   TDK Corporation, ADR(a).......................................       66,034
                                                                              ----------
                                                                                 833,542
                                                                              ----------
             MEXICO -- 2.0%
   404,776   Cemex SA de CV, ADR...........................................       12,070
 2,023,850   Telefonos de Mexico SA de CV 'L', ADR.........................       70,653
                                                                              ----------
                                                                                  82,723
                                                                              ----------
             NETHERLANDS -- 6.5%
 2,897,290   ABN AMRO Holding NV, ADR(a)...................................       64,986
   970,000   Akzo Nobel NV, ADR(a).........................................       36,006
 1,840,000   ING Groep NV..................................................       40,429
 7,383,700   Koninklijke Ahold NV!!........................................       60,431
 4,922,466   Koninklijke Ahold NV!!@.......................................       40,288
   353,300   Unilever NV...................................................       24,379
                                                                              ----------
                                                                                 266,519
                                                                              ----------
             NEW ZEALAND -- 1.6%
 2,067,200   Telecom Corporation of New Zealand Ltd., ADR..................       64,641
                                                                              ----------
             PORTUGAL -- 2.2%
 8,194,176   Portugal Telecommunications, SGPS, SA, ADR!!..................       91,857
                                                                              ----------
             RUSSIA -- 1.9%
   636,870   LUKOIL, ADR...................................................       79,099
                                                                              ----------
             SINGAPORE -- 4.3%
   263,453   DBS Group Holdings Ltd., ADR..................................        9,053
 8,994,000   Development Bank of Singapore@................................       77,264
 3,464,100   Jardine Matheson Holdings, Ltd., ADR..........................       37,759
 7,142,000   Overseas-Chinese Banking Corporation Ltd. ....................       52,407
                                                                              ----------
                                                                                 176,483
                                                                              ----------
             SOUTH AFRICA -- 2.2%
 4,967,200   SABMiller plc, ADR(a).........................................       57,377
   379,600   South African Breweries plc...................................        4,367
 2,515,850   South African Breweries plc@..................................       28,945
                                                                              ----------
                                                                                  90,689
                                                                              ----------
             SOUTH KOREA -- 2.7%
 5,181,200   Korea Electric Power Corporation, ADR(a)......................       53,470
 2,914,300   KT Corporation, ADR(a)........................................       55,488
                                                                              ----------
                                                                                 108,958
                                                                              ----------
             SPAIN -- 7.3%
 1,294,000   Banco Bilbao Vizcaya Argentaria SA(a).........................       17,126
 5,992,233   Banco Bilbao Vizcaya Argentaria SA, ADR(a)....................       79,577
 4,348,930   Repsol YPF SA, ADR............................................       90,502
 2,446,232   Telefonica SA, ADR!!(a).......................................      111,401
                                                                              ----------
                                                                                 298,606
                                                                              ----------
             SWITZERLAND -- 5.7%
   322,000   Nestle SA (REGD)(a)...........................................       82,098
 2,291,700   Swisscom AG, ADR(a)...........................................       75,580

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                 VALUE
  SHARES                                                                         (000)
-----------------------------------------------------------------------------------------
             SWITZERLAND -- (CONTINUED)
 3,479,619   Zurich Financial Services AG, ADR(a)..........................   $   54,865
 1,400,740   Zurich Financial Services AG, ADR@............................       22,086
                                                                              ----------
                                                                                 234,629
                                                                              ----------
             UNITED KINGDOM -- 15.3%
 4,485,630   BAE Systems plc, ADR(a).......................................       66,281
 2,196,100   British American Tobacco plc, ADR(a)..........................       66,191
 1,152,030   BT Group plc, ADR(a)..........................................       38,466
 3,804,000   Corus Group plc, ADR!!........................................       29,329
19,500,935   Friends Provident plc.........................................       52,058
 4,041,400   GlaxoSmithKline plc...........................................       79,326
 2,113,220   Imperial Chemical Industries plc, ADR(a)......................       35,439
23,160,268   Invensys plc@.................................................        8,300
18,541,415   Invensys plc, ADR!!(a)........................................       13,290
17,026,100   ITV plc.......................................................       41,696
 4,173,100   Marks & Spencer Group plc.....................................       21,360
 1,658,280   Marks & Spencer Group plc, ADR(a).............................       50,927
22,958,200   Royal & Sun Alliance Insurance Group plc@.....................       34,599
22,958,200   Royal & Sun Alliance Insurance Group plc......................       34,599
11,764,965   WM Morrison Supermarkets plc..................................       54,110
                                                                              ----------
                                                                                 625,971
                                                                              ----------
             VENEZUELA -- 1.4%
 2,878,864   Cia Anonima Nacional Telefonos de Venezuela, ADR..............       56,397
                                                                              ----------
             TOTAL COMMON STOCKS
               (Cost $3,379,023)...........................................    3,970,591
                                                                              ----------
             PREFERRED STOCKS -- 0.5%
             BRAZIL -- 0.5%
               (Cost $40,205)
   663,200   Telecomunicacoes Brasileiras SA -- Telebras, ADR(a)...........       21,123
                                                                              ----------
  SHARES
  (000)
----------
             AFFILIATED INVESTMENT COMPANIES -- 20.0%
               (Cost $821,087)
   821,087   Nations Cash Reserves, Capital Class Shares#..................      821,087
                                                                              ----------
PRINCIPAL
  AMOUNT                                                                         VALUE
  (000)                                                                          (000)
-----------------------------------------------------------------------------------------
             REPURCHASE AGREEMENT -- 0.8%
               (Cost $34,432)
$   34,432   Agreement with Goldman Sachs & Company, 1.100% dated 3/31/04 to be repurchased at $34,433 on 4/01/04 collateralized by
               various FNMA securities, collateral valued at $35,120##.....   $   34,432
                                                                              ----------
             TOTAL INVESTMENTS
               (Cost $4,274,747*)................................     118.1%   4,847,233
                                                                              ----------
             OTHER ASSETS AND LIABILITIES (NET)..................     (18.1)%
             Receivable for investment securities sold.....................   $   49,857
             Dividends receivable..........................................       17,181
             Interest receivable...........................................          123
             Collateral on securities loaned...............................     (793,188)
             Investment advisory fee payable...............................       (2,826)
             Administration fee payable....................................         (172)
             Due to custodian..............................................          (13)
             Payable for investment securities purchased...................      (14,546)
             Accrued Trustees' fees and expenses...........................          (31)
             Accrued expenses and other liabilities........................         (124)
                                                                              ----------
             TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (743,739)
                                                                              ----------
             NET ASSETS..........................................             $4,103,494
                                                                      100.0%  ==========

---------------

 *Federal income tax information: Net unrealized appreciation of $572,486 on investment securities was comprised of gross appreciation of $835,817 and depreciation of $263,331 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $4,274,747.

 !!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 5). The portion that represents cash collateral is $758,756.

##The $34,432 value amount represents cash collateral received from securities lending activity (see Note 5).

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004 is $646,422 and $730,712, respectively.

ABBREVIATIONS:

ADR   --   American Depository Receipt
REGD  --   Registered

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS MASTER INVESTMENT TRUST

Nations International Value Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


At March 31, 2004, sector diversification was as follows:

                                                                % OF NET           VALUE
SECTOR DIVERSIFICATION                                           ASSETS            (000)
---------------------------------------------------------------------------------------------
Common stocks:
Telecommunications services.................................          21.7%   $       891,767
Commercial banking..........................................          15.0            618,784
Oil and gas.................................................           7.6            312,103
Pharmaceuticals.............................................           6.3            257,019
Insurance...................................................           5.7            232,288
Electric power -- Non nuclear...............................           4.5            182,692
Electrical equipment........................................           3.9            159,080
Food and drug stores........................................           3.8            154,829
Beverages...................................................           3.6            146,665
Tobacco.....................................................           3.0            121,937
Automotive..................................................           2.8            113,965
Food products...............................................           2.6            106,477
Aerospace and defense.......................................           2.5            104,252
Networking and telecommunications equipment.................           2.3             93,509
Financial services..........................................           1.9             78,188
Retail -- Specialty.........................................           1.8             72,287
Household products..........................................           1.5             61,808
Heavy machinery.............................................           1.3             54,931
Electric power -- Nuclear...................................           1.3             53,470
Media.......................................................           1.0             41,696
Other.......................................................           2.7            112,844
                                                               -----------    ---------------
TOTAL COMMON STOCKS.........................................          96.8          3,970,591
PREFERRED STOCKS............................................           0.5             21,123
AFFILIATED INVESTMENT COMPANIES.............................          20.0            821,087
REPURCHASE AGREEMENT........................................           0.8             34,432
                                                               -----------    ---------------
TOTAL INVESTMENTS...........................................         118.1          4,847,233
OTHER ASSETS AND LIABILITIES (NET)..........................         (18.1)          (743,739)
                                                               -----------    ---------------
NET ASSETS..................................................         100.0%   $     4,103,494
                                                               ===========    ===============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENT OF OPERATIONS


For the year ended March 31, 2004

                                                                  INTERNATIONAL
                                                                      VALUE
                                                                 MASTER PORTFOLIO
                                                                 ----------------
(IN THOUSANDS)
INVESTMENT INCOME:
Dividends (Net of foreign withholding taxes of $7,763)......      $       80,065
Dividend income from affiliated funds.......................                 552
Interest....................................................                   9
Securities lending..........................................               1,219
                                                                  --------------
    Total investment income.................................              81,845
                                                                  --------------
EXPENSES:
Investment advisory fee.....................................              32,748
Administration fee..........................................               1,819
Custodian fees..............................................                 409
Legal and audit fees........................................                  58
Trustees' fees and expenses.................................                  19
Interest expense............................................                   1
Other.......................................................                  42
                                                                  --------------
    Total expenses..........................................              35,096
Fees waived by investment adviser (See Note 2)..............              (2,345)
Fees reduced by credits allowed by the custodian (See Note
  2)........................................................                  (2)
                                                                  --------------
    Net expenses............................................              32,749
                                                                  --------------
NET INVESTMENT INCOME.......................................              49,096
                                                                  --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS
Net realized gain/(loss) from:
  Security transactions.....................................             134,392
  Foreign currencies and net other assets...................                (686)
                                                                  --------------
Net realized gain/(loss) on investments.....................             133,706
                                                                  --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................           1,853,929
  Foreign currencies and net other assets...................                 (97)
                                                                  --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................           1,853,832
                                                                  --------------
Net realized and unrealized gain/(loss) on investments......           1,987,538
                                                                  --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................      $    2,036,634
                                                                  ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      INTERNATIONAL VALUE
                                                                       MASTER PORTFOLIO
                                                              -----------------------------------
                                                                YEAR ENDED           YEAR ENDED
                                                                 3/31/04              3/31/03
                                                              -----------------------------------
(IN THOUSANDS)
Net investment income.......................................  $       49,096       $       51,272
Net realized gain/(loss) on investments.....................         133,706             (154,550)
Net change in unrealized appreciation/(depreciation) of
  investments...............................................       1,853,832           (1,154,002)
                                                              --------------       --------------
Net increase/(decrease) in net assets resulting from
  operations................................................       2,036,634           (1,257,280)
Contributions...............................................         220,561            2,921,731
Withdrawals.................................................        (887,216)          (2,570,220)
                                                              --------------       --------------
Net increase/(decrease) in net assets.......................       1,369,979             (905,769)
NET ASSETS:
Beginning of year...........................................       2,733,515            3,639,284
                                                              --------------       --------------
End of year.................................................  $    4,103,494       $    2,733,515
                                                              ==============       ==============


  FINANCIAL HIGHLIGHTS


                                                                                                           WITHOUT WAIVERS
                                                                   RATIO OF                                AND/OR EXPENSE
                                                                  OPERATING                                REIMBURSEMENTS
                                                                   EXPENSES                                ---------------
                                                      RATIO OF    INCLUDING    RATIO OF NET                   RATIO OF
                                                     OPERATING     INTEREST     INVESTMENT                    OPERATING
                                                      EXPENSES     EXPENSE     INCOME/(LOSS)   PORTFOLIO     EXPENSES TO
                                            TOTAL    TO AVERAGE   TO AVERAGE    TO AVERAGE     TURNOVER        AVERAGE
                                            RETURN   NET ASSETS   NET ASSETS    NET ASSETS       RATE        NET ASSETS
                                            ------------------------------------------------------------------------------
INTERNATIONAL VALUE MASTER PORTFOLIO:
Year ended 3/31/2004......................   79.88%     0.90%(c)     0.90%(c)(d)     1.34%        15%           0.96%(c)
Year ended 3/31/2003......................  (28.54)     0.90(c)      0.90(c)(d)     1.45          25            0.96(c)
Year ended 3/31/2002......................    0.08      0.93(c)      0.93(c)(d)     1.61          19            0.96(c)
Year ended 3/31/2001......................      --@     0.87(c)      0.87(c)(d)     2.16          14            0.97(c)
Period ended 3/31/2000(a).................      --@     0.88+        0.88+         2.31+          22            0.98+

---------------

 +Annualized.

 @Total return not required for period indicated.

(a)
  International Value Master Portfolio commenced operations on October 18, 1999.

(c)
  The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(d)
  The effect of interest expense on the operating expense ratio was less than 0.01%.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Master Trust offered twelve separate portfolios. These financial statements pertain only to the International Value Master Portfolio (the "Master Portfolio"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. These risks are likely to be greater in emerging markets than in developed markets.

The following investors were invested in the Master Portfolio at March 31, 2004:

INTERNATIONAL VALUE MASTER PORTFOLIO:
Nations International Value Fund............................  87.0%
Nations International Value Fund (Offshore).................   1.4%
Banc of America Capital Management Funds
  VII -- International Value Fund...........................  11.6%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolio in the preparation of its financial statements.

Securities valuation: Securities, including futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities traded only over-the-counter are generally valued at the mean of the current bid and asked prices. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Trading in securities on most foreign exchanges and over the counter markets is normally completed before the close of the domestic stock market and may also take place on days when the domestic market is closed. If events materially affecting the value of foreign securities occur between the time when the exchange on which they are traded closes and the time when the Master Portfolio's net assets are calculated, such securities may be valued at fair value in accordance with procedures adopted by the Board of Trustees.

Repurchase agreements: The Master Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, a Master Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Master Portfolio to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Master Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Master Portfolio's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Master Portfolio seeks to assert its right. The Master Portfolio's investment adviser, under the oversight of the Board of Trustees, monitors the value of collateral

NATIONS MASTER INVESTMENT TRUST
received as well as the creditworthiness of those banks and dealers with which the Master Portfolio enter into repurchase agreements to evaluate potential risks.

Futures contracts: A Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Master Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to gain exposure to the equity market. Upon entering into a futures contract, the Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Master Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Master Portfolio had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Foreign currency transactions: The books and records of the Master Portfolio are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of the Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, the Master Portfolio may enter into forward foreign currency contracts only under two circumstances: (i) when the Master Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Master Portfolio had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

NATIONS MASTER INVESTMENT TRUST

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of net assets.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date, except that if the ex-dividend date has passed, certain dividends from foreign securities are recorded as soon as the Master Portfolio is informed of the ex-dividend date. Each investor in the Master Portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the Master Portfolio.

Federal income taxes: The Master Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Master Portfolio will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

The Master Portfolio may be subject to foreign taxes on income, gains on investments or currency repatriation, a portion of which may be recoverable. The Master Portfolio will accrue such taxes and recoveries as applicable, based upon its current interpretation of tax rules and regulations that exist in the markets in which they invest.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolio based upon its relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolio. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, at the maximum annual rate of 0.90% of International Value Master Portfolio's average daily net assets.

The Master Trust has, on behalf on the International Value Master Portfolio, entered into a sub-advisory agreement with BACAP and Brandes Investment Partners, LLC ("Brandes"), pursuant to which Brandes is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.50% of the Master Portfolio's average daily net assets.

For the year ended March 31, 2004, BACAP voluntarily agreed to limit total annual operating expenses to 0.90% of the International Value Master Portfolio's average daily net assets. There is no guarantee that this limitation will continue.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of the Master Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors.

For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.05% of the Master Portfolio's average daily net assets for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2004, expenses of the Master Portfolio were reduced by $1,792 under expense offset arrangements with BNY. The Master Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or officer of the Master Trust.

NATIONS MASTER INVESTMENT TRUST

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolio's assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statement of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in the Master Portfolio's Statement of net assets.

The Master Portfolio has made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolio. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
FUND                                                             (000)                      (000)
--------------------------------------------------------------------------------------------------------------
International Value Master Portfolio.....................         $69                        $37

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES      SALES
                                                                (000)        (000)
                                                              -----------------------
International Value Master Portfolio........................  $538,291     $1,215,347

There were no purchases and sales of long-term U.S. government securities for the year ended March 31, 2004.

4.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. The Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolio had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Master Portfolio under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
                                                                 (000)          RATE
                                                              ------------------------
                                                                  $75          1.50%

---------------

 *The average amount outstanding was calculated based on daily balances in the period.

5.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities

NATIONS MASTER INVESTMENT TRUST
loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolio. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by the Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2004, the Master Portfolio had securities on loan as follows:

                                                               MARKET VALUE OF     MARKET VALUE OF
                                                              LOANED SECURITIES      COLLATERAL
                                                                    (000)               (000)
                                                              ------------------------------------
International Value Master Portfolio........................      $730,712            $793,188

6.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

NATIONS MASTER INVESTMENT TRUST

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF SHAREHOLDERS REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statement of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations International Value Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2004, the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

 NAME, AGE AND POSITION      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   HELD WITH THE TRUST      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael       Indefinite term;        Retired; Senior Managing                     80
Age: 60                     Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman of                             (a company formed to advise and
the Board                                           buy family owned companies) from
                                                    1998 through April 2001
William H. Grigg            Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                     Trustee since 1999      July 1997, Chairman and Chief
Trustee                                             Executive Officer through July
                                                    1997 -- Duke Power Co.
Thomas F. Keller            Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                     Trustee since 1999      Professor of Business
Trustee                                             Administration -- Fuqua School of
                                                    Business, Duke University, since
                                                    July 1974; Dean -- Fuqua School
                                                    of Business Europe, Duke
                                                    University, July 1999 through
                                                    June 2001
Carl E. Mundy, Jr.          Indefinite term;        President and Chief Executive                78
Age: 68                     Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                             1996 to May 2000; Commandant --
                                                    United States Marine Corps from
                                                    July 1991 to July 1995;
                                                    Member -- Board of Advisors to
                                                    the Comptroller General of the
                                                    United States
Dr. Cornelius J. Pings      Indefinite term;        Retired; President -- Association            78
Age: 75                     Trustee since 1999      of American Universities from
Trustee                                             Feb. 1993 through June 1998

 NAME, AGE AND POSITION
   HELD WITH THE TRUST     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael      Director -- Cobra Electronics
Age: 60                    Corporation (electronic equipment
Trustee and Chairman of    manufacturer), Rayovac Corp.
the Board                  (batteries) and The Finish Line
                           (apparel); and Chairman of the
                           Board and Board Member, Nations
                           Funds complex (4 other registered
                           investment companies)
William H. Grigg           Director -- The Shaw Group, Inc.,
Age: 71                    Kuhlman Electric Corp. (transformer
Trustee                    manufacturer) and Faison
                           Enterprises (real estate
                           development); Director and Vice
                           Chairman, Aegis Insurance Services,
                           Ltd. (a mutual fund insurance
                           company in Bermuda); and Board
                           Member, Nations Funds complex (4
                           other registered investment
                           companies)
Thomas F. Keller           Director -- Wendy's International,
Age: 72                    Inc. (restaurant operating and
Trustee                    franchising), Dimon, Inc. (tobacco)
                           and Biogen, Inc. (pharmaceutical
                           biotechnology); and Board Member,
                           Nations Funds complex (4 other
                           registered investment companies)

Carl E. Mundy, Jr.         Chairman and Trustee -- Board of
Age: 68                    Trustees, Marine Corps University
Trustee                    Foundation; Director -- Schering-
                           Plough (pharmaceuticals and health
                           care products) and General Dynamics
                           Corporation (defense systems); and
                           Trustee, Nations Funds complex (2
                           other registered investment
                           companies)
Dr. Cornelius J. Pings     Director -- Farmers Group, Inc.
Age: 75                    (insurance company) and Edelbrock
Trustee                    Corp. (automotive products); and
                           Trustee, Nations Funds complex (2
                           other registered investment
                           companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

 NAME, AGE AND POSITION      TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
   HELD WITH THE TRUST      LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
-------------------------------------------------------------------------------------------------------------
Minor M. Shaw               Indefinite term;        President -- Micco Corporation               78
Age: 56                     Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker           Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                     Trustee since 1999      Financial Officer -- Albemarle
Trustee                                             Corporation (chemical
                                                    manufacturing) through February
                                                    2003
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III       Indefinite term;        President and Treasurer, Saunders            78
Age: 67                     Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers            Indefinite term;        Retired                                      78
Age: 65                     Trustee since 1999
Trustee
Thomas S. Word, Jr.         Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                     Trustee since 1999      & Boothe LLP (law firm)
Trustee

 NAME, AGE AND POSITION
   HELD WITH THE TRUST     OTHER DIRECTORSHIPS HELD BY TRUSTEE
-------------------------  -----------------------------------
Minor M. Shaw              Chairman -- Wofford College Board
Age: 56                    of Trustees; Chairman and
Trustee                    Trustee -- The Daniel-Mickel
                           Foundation of South Carolina;
                           Vice-Chairman and
                           Trustee -- Greenville-Spartanburg
                           Airport Commission and Duke
                           Endowment; Trustee -- The
                           Hollingsworth Funds, The Belle
                           Baruch Foundation and the South
                           Carolina Foundation for Independent
                           Colleges; Chair-Elect -- Urban
                           League of the Upstate; Board
                           Member -- United Way of Greenville
                           County; Vice-Chair -- Greenville
                           Chamber of Commerce; Board
                           Member -- United Way of South
                           Carolina; and Trustee, Nations
                           Funds complex (2 other registered
                           investment companies)
Charles B. Walker          Director -- Ethyl Corporation
Age: 65                    (chemical manufacturing); and
Trustee                    Trustee, Nations Funds complex (2
                           other registered investment
                           companies)
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III      Director -- Saunders & Benson, Inc.
Age: 67                    (insurance); Insurance Managers
Trustee                    Inc. (insurance); and
                           Trustee -- Nations Funds complex (2
                           other registered investment
                           companies)
James B. Sommers           Chairman Emeritus -- Central
Age: 65                    Piedmont Community College
Trustee                    Foundation; Board of Commissioners,
                           Charlotte/Mecklenberg Hospital
                           Authority and Carolina Pad & Paper
                           Company; Trustee -- Mint Museum of
                           Art; and Trustee, Nations Funds
                           complex (2 other registered
                           investment companies)
Thomas S. Word, Jr.        Director -- Vaughan-Bassett
Age: 65                    Furniture Company, Inc. (furniture)
Trustee                    and Bassett Mirror Company (glass
                           furniture); and Trustee, Nations
                           Funds complex (2 other registered
                           investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

                      [This page intentionally left blank]

                      [This page intentionally left blank]

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




INTSTKAR
(3/04)

                                             Nations Short-Term
                                             Income Fund

                                             Nations
                                             Short-Intermediate
                                             Government Fund

                                             Nations Government
                                             Securities Fund

                                             Nations Intermediate
                                             Bond Fund

         GOVERNMENT & CORPORATE              Nations Bond Fund
         --------------------------------
         Annual report for the period        Nations Strategic
         ended March 31, 2004                Income Fund

                                             Nations High Yield
                                             Bond Fund


                                             [NATIONS FUNDS LOGO]TM

Nations Funds proxy voting guidelines are available without charge online at www.nationsfunds.com and at www.sec.gov, or by calling 1.800.321.7854.

This report is submitted for the general information of shareholders of Nations Funds. This material must be preceded or accompanied by a current Nations Funds prospectus.

BACAP Distributors, LLC and Banc of America Capital Management, LLC are the distributor and investment adviser to Nations Funds, respectively. They and other affiliates of Bank of America provide services to Nations Funds and receive fees for such services. BACAP Distributors, LLC, member NASD, SIPC


NOT FDIC INSURED              MAY LOSE VALUE                NO BANK GUARANTEE

CHAIRMAN'S AND PRESIDENT'S LETTER
                           Dear Shareholder:

                           We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

                           MARKET ENVIRONMENT
                           The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

                           As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

                           Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

                           The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns, significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

                           (1)The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (2)The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           (3)The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

CHAIRMAN'S AND PRESIDENT'S LETTER
CONTINUED...

                           MARKET OUTLOOK
                           We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

                           Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

                           NATIONS FUNDS UPDATE
                           Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework.

                           Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

                           We thank you for your continued support.

                           Sincerely,

                           /S/ WILLIAM P. CARMICHAEL
                           WILLIAM P. CARMICHAEL
                           CHAIRMAN OF THE BOARD OF TRUSTEES
                           NATIONS FUNDS



                           /S/ EDWARD D. BEDARD
                           EDWARD D. BEDARD
                           PRESIDENT
                           NATIONS FUNDS
                           CHIEF ADMINISTRATIVE OFFICER
                           BANC OF AMERICA CAPITAL MANAGEMENT, LLC

                           March 31, 2004

                           (4)The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

TABLE OF CONTENTS

                                       PORTFOLIO COMMENTARY
                                       Nations Short-Term Income Fund                                 3
                                       Nations Short-Intermediate Government Fund                     7
                                       Nations Government Securities Fund                            11
                                       Nations Intermediate Bond Fund                                15
                                       Nations Bond Fund                                             19
                                       Nations Strategic Income Fund                                 23
                                       Nations High Yield Bond Fund                                  27
                                       FINANCIAL STATEMENTS
                                       Statements of net assets                                      32
                                       Statements of operations                                      70
                                       Statements of changes in net assets                           72
                                       Schedules of capital stock activity                           76
                                       Financial highlights                                          84
                                       Notes to financial statements                                 98
                                       Tax information                                              126
                                       Statement of net assets -- Nations Master Investment Trust
                                         Nations Intermediate Bond Master Portfolio                 128
                                         Nations High Yield Bond Master Portfolio                   137
                                       Statement of operations                                      148
                                       Statement of changes in net assets                           149
                                       Financial highlights                                         150
                                       Notes to financial statements                                151
                                       Fund governance                                              163

The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

                                  NATIONS FUNDS                         [DALBAR LOGO]
                                  RECOGNIZED FOR
                                  OUTSTANDING                           DALBAR, Inc. is a well-respected
                                  SHAREHOLDER                           research firm that measures
                                  SERVICE                               customer service levels and
                                                                        establishes benchmarks in the
                                  IN RECOGNITION OF ITS COMMITMENT      financial services industry.
                                  TO PROVIDE SHAREHOLDERS WITH THE
                                  HIGHEST LEVEL OF SERVICE IN THE
                                  MUTUAL FUND INDUSTRY, NATIONS
                                  FUNDS RECEIVED THE DALBAR MUTUAL
                                  FUND SERVICE AWARD IN 2003.


                      [This page intentionally left blank]

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-TERM INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with minimal fluctuations of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Short-Term Income Fund Investor A Shares provided shareholders with a total return of 2.23%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that managing the duration of the portfolio compared to the benchmark will lessen unnecessary performance volatility in the portfolio. The investment strategy of Nations Short-Term Income Fund is to seek to outperform the Merrill Lynch 1-3 Year Treasury Index.*** The index comprises U.S. Treasury securities with remaining maturities between one and three years and has an average duration of
                           1.7 years. The index is well matched to the Lipper Short Investment Grade Debt Funds Average.+ Our strategy focuses on adding yield to the portfolio by overweighting shorter duration corporate securities and underweighting U.S. Treasury and agency securities. Security selection is based on relative value and uses both quantitative and fundamental credit analysis.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Short-Term Income Fund (Investor A Shares) returned 2.23% compared with 2.31% for its benchmark, the Merrill Lynch 1-3 Year Treasury Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 1.00%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. All dividends are reinvested. It is not available for investment and does not reflect fees, brokerage commission or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Short Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of less than three years.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-TERM

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++

                           Despite the volatile markets, we remained faithful to our strategy of attempting to control interest rate risk and focusing on relative value opportunities across the fixed income markets.

                           Credit spreads tightened during the year. Our overweight to investment grade and below investment grade corporate credits added significantly to performance. For much of the year, the Fund was underweight treasury securities relative to its benchmark.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight to credit sectors, combined with a number of our international positions, added to performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           Our view of rising interest rates was somewhat premature. Although we do not take large duration positions, an unexpected drop in rates caused modest underperformance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our overweight in the corporate and asset-backed sectors.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 4

NATIONS SHORT-TERM

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 0.9%  Sovereign government bonds and notes
 1.0%  Mortgage-backed securities
 2.6%  Foreign bonds and notes
 7.7%  U.S. Treasury obligations
15.6%  Asset-backed securities
24.2%  U.S. government and agency obligations
45.0%  Corporate bonds and notes
 3.0%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 2.000% 08/31/05     3.3%
                                                                            -------------------------------------------------
                                                                              2  Federal Farm Credit Bank (FFCB),
                                                                                 2.375% 10/02/06                         2.0%
                                                                            -------------------------------------------------
                                                                              3  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 1.875% 01/15/05    2.0%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Note, 1.625% 04/30/05     1.8%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA), 3.875% 03/15/05                 1.6%
                                                                            -------------------------------------------------
                                                                              6  Federal Home Loan Bank (FHLB), 4.125%
                                                                                 01/14/05                                1.5%
                                                                            -------------------------------------------------
                                                                              7  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC), 2.875% 09/15/05    1.2%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA), 2.000% 01/15/06                 1.2%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 1.625% 03/31/05     1.2%
                                                                            -------------------------------------------------
                                                                             10  Federal Home Loan Bank (FHLB), 1.500%
                                                                                 05/13/05                                1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS SHORT-TERM
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1994                                                                9900                              10000
                                                                           10266                              10447
1996                                                                       11079                              11257
                                                                           11638                              11855
1998                                                                       12414                              12746
                                                                           13140                              13521
2000                                                                       13503                              14025
                                                                           14756                              15372
2002                                                                       15481                              16202
                                                                           16411                              17234
Mar. 31 2004                                                               16777                              17632

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                 MERRILL LYNCH 1-3 YEAR TREASURY
                                                               NATIONS SHORT-TERM INCOME FUND                 INDEX
                                                               ------------------------------    -------------------------------
Mar. 31 1994                                                               10000                              10000
                                                                           10370                              10447
1996                                                                       11191                              11257
                                                                           11755                              11855
1998                                                                       12539                              12746
                                                                           13273                              13521
2000                                                                       13639                              14025
                                                                           14905                              15372
2002                                                                       15637                              16202
                                                                           16577                              17234
Mar. 31 2004                                                               16946                              17632


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

                                                                                    10-YEAR      NAV**     MOP*
                                                                                    (3/31/94
                                                                                     through
                                                                                     3/31/04)    5.42%     5.31%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Term Income Fund over the last 10 years. The Merrill Lynch 1-3 Year Treasury Index is an unmanaged index of short-term U.S. Treasury bonds with maturities of one to three years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                          PRIMARY A         INVESTOR A         INVESTOR B          INVESTOR C
                                                                         NAV**      MOP*         NAV**         NAV**      CDSC***
Inception date                                            9/30/92            10/2/92             6/7/93             10/2/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                           2.60%       2.23%      1.23%        1.58%         1.58%       0.58%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                                      4.64%       4.38%      4.02%        3.64%         3.63%       3.63%
5 YEARS                                                      5.25%       5.01%      4.80%        4.32%         4.22%       4.22%
10 YEARS                                                     5.64%       5.42%      5.31%        4.99%         4.93%       4.93%
SINCE INCEPTION                                              5.42%       5.17%      5.08%        4.82%         4.72%       4.72%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 1.00%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.
 6

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS SHORT-INTERMEDIATE GOVERNMENT FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Short-Intermediate Government Fund Investor A Shares provided shareholders with a total return of 2.55%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Simply put, we believe that if we maximize the yield of the portfolio and manage its duration -- or interest rate sensitivity -- to an appropriate benchmark, the higher yield should enhance the return of the portfolio. At the same time, we believe that managing the duration of the portfolio compared to the benchmark will lessen unnecessary portfolio performance volatility. Nations Short-Intermediate Government Fund seeks to outperform the Lehman Brothers U.S. Intermediate Government Index.*** The index comprises all U.S. Treasury and agency issues with maturities from one to ten years and has an average duration of 3.5 years.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS? For the 12 months ended March 31, 2004, Nations Short-Intermediate Government Fund (Investor A Shares) returned 2.55% compared with 3.58% for its benchmark, the Lehman Brothers U.S. Intermediate Government Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate Government Index, an unmanaged index, comprises U.S. government agency and U.S. Treasury securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS SHORT-INTERMEDIATE
GOVERNMENT FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index+ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?++ Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and AAA-rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. AAA-rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and are structured to attempt to withstand default rates of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?
                           Our careful management of yield curve and interest rate exposure helped to reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight position in agency mortgage-backed securities and our approach to sector rotation enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?
                           Our view of rising interest rates was somewhat premature. Although we do not take large duration positions, an unexpected drop in rates hurt performance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?
                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investors begin to focus on signs of inflation. We intend to maintain our short duration position.

                           +The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)

[PIE CHART]

58.8%  U.S. Treasury obligations
32.4%  U.S. government and agency obligations
 4.3%  Mortgage-backed securities
 2.1%  Asset-backed securities
 2.4%  Other

                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Strip, Principal only,
                                                                                 1.874% 11/15/06                        14.6%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         8.7%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 2.125% 10/31/04     6.8%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Principal only,
                                                                                 1.291% 08/15/05                         4.8%
                                                                            -------------------------------------------------
                                                                              5  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 4.1%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 3.250% 01/15/09     2.9%
                                                                            -------------------------------------------------
                                                                              7  Federal National Mortgage Association
                                                                                 (FNMA), 5.000% 01/15/07                 2.8%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Strip, Interest only,
                                                                                 4.142% 11/15/13                         2.7%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA), 5.250% 01/15/09                 2.6%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Note, 2.625% 11/15/06     2.4%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.

NATIONS SHORT-INTERMEDIATE

GOVERNMENT FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31 1994                                                              9675.00                           10000.00
                                                                          9957.00                           10427.00
1996                                                                     10668.00                           11376.00
                                                                         11071.00                           11916.00
1998                                                                     12025.00                           13034.00
                                                                         12597.00                           13892.00
2000                                                                     12777.00                           14226.00
                                                                         14223.00                           15928.00
2002                                                                     14851.00                           16721.00
                                                                         16405.00                           18552.00
Mar. 31 2004                                                             16823.00                           19216.00

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS SHORT-INTERMEDIATE      LEHMAN BROTHERS U.S. INTERMEDIATE
                                                                     GOVERNMENT FUND                    GOVERNMENT INDEX
                                                                --------------------------      ---------------------------------
Mar. 31, 1994                                                             10000                               10000
                                                                          10291                               10427
1996                                                                      11027                               11376
                                                                          11443                               11916
1998                                                                      12429                               13034
                                                                          13020                               13892
2000                                                                      13207                               14226
                                                                          14700                               15928
2002                                                                      15350                               16721
                                                                          16956                               18552
Mar. 31, 2004                                                             17388                               19216


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              5.69%      5.34%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Short-Intermediate Government Fund over the last 10 years. The Lehman Brothers U.S. Intermediate Government Index is an unmanaged index of U.S. government agency and U.S. Treasury securities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                             PRIMARY A          INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                               8/1/91               8/5/91                   6/7/93                   6/17/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             2.80%         2.55%       -0.86%       1.78%      -1.17%        1.56%       0.57%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        6.02%         5.76%        4.59%       4.96%       4.66%        4.97%       4.97%
5 YEARS                                        6.20%         5.96%        5.25%       5.17%       5.17%        5.18%       5.18%
10 YEARS                                       5.92%         5.69%        5.34%       5.05%       5.05%        5.10%       5.10%
SINCE INCEPTION                                6.35%         6.14%        5.88%       4.77%       4.77%        5.01%       5.01%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS GOVERNMENT SECURITIES FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks high current income consistent with moderate fluctuation of principal.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Government Securities Fund Investor A Shares provided shareholders with a total return of 3.04%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the fixed income total returns and consistency of returns may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. The goal of Nations Government Securities Fund is to outperform Lehman Brothers U.S. Government Index.*** The index comprises all U.S. Treasury and agency issues with maturities longer than one year and has an average duration of 5.5 years. The index is well matched to the Lipper General U.S. Government Funds Average.+

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS? For the 12 months ended March 31, 2004, Nations Government Securities Fund (Investor A Shares) returned 3.04% compared with 2.98% for its benchmark, the Lehman Brothers U.S. Government Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year ended at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper General U.S. Government Funds Average invest at least 65% of their assets in U.S. government and agency issues.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS GOVERNMENT

SECURITIES FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++ Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. The portfolio was heavily weighted in high quality sectors with a particular focus on U.S. agency mortgage-backed securities and AAA- rated commercial mortgage-backed securities. While these sectors are not immune from credit risk, we believe they do offer substantial protection from default. U.S. agency mortgage-backed securities are backed by either an explicit or an implicit guarantee of the U.S. government as well as by the real estate underlying each mortgage. AAA-rated commercial mortgage-backed securities are backed by highly diverse pools of commercial real estate loans and are structured to attempt to withstand default rates of 50% or more.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?
                           Our careful management of yield curve and interest rate exposure helped to reduce the performance volatility in the Fund relative to its benchmark. In addition, our overweight position in agency mortgage-backed securities and our approach to sector rotation enhanced the return of the Fund.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?
                           Although we do not take large duration positions, our view of rising interest rates was somewhat premature. An unexpected drop in rates dampened performance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?
                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investors begin to focus on signs of inflation. We intend to maintain our short duration position.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS GOVERNMENT

SECURITIES FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

60.6%  U.S. Treasury obligations
26.0%  U.S. government and agency obligations
 9.1%  Mortgage-backed securities
 2.6%  Asset-backed securities
 1.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Strip, Principal only,
                                                                                 1.874% 11/15/06                        10.9%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         9.2%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 2.625% 11/15/06     8.4%
                                                                            -------------------------------------------------
                                                                              4  U.S. Treasury Strip, Interest only,
                                                                                 4.142% 11/15/13                         4.3%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Note, 1.750% 12/31/04     4.0%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Strip, Principal only,
                                                                                 2.891% 02/15/09                         3.9%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, TIGR Receipts,
                                                                                 4.701% 05/15/17                         3.2%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 1.500% 02/28/05     3.0%
                                                                            -------------------------------------------------
                                                                              9  Federal National Mortgage Association
                                                                                 (FNMA), 7.000% 07/15/05                 3.0%
                                                                            -------------------------------------------------
                                                                             10  Federal National Mortgage Association
                                                                                 (FNMA), 6.625% 11/15/30                 3.0%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS GOVERNMENT

SECURITIES FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1994                                                                9525                              10000
3/95                                                                        9757                              10431
3/96                                                                       10476                              11523
3/97                                                                       10770                              12017
3/98                                                                       11994                              13478
3/99                                                                       12613                              14378
3/00                                                                       12714                              14737
3/01                                                                       14202                              16554
3/02                                                                       14692                              17207
3/03                                                                       16550                              19512
Mar. 31 2004                                                               17053                              20340

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                               NATIONS GOVERNMENT SECURITIES     LEHMAN BROTHERS U.S. GOVERNMENT
                                                                            FUND                              INDEX
                                                               -----------------------------     -------------------------------
Mar. 31 1994                                                               10000                              10000
3/95                                                                       10244                              10431
3/96                                                                       10998                              11523
3/97                                                                       11307                              12017
3/98                                                                       12593                              13478
3/99                                                                       13242                              14378
3/00                                                                       13348                              14737
3/01                                                                       14910                              16554
3/02                                                                       15424                              17207
3/03                                                                       17376                              19512
Mar. 31 2004                                                               17904                              20340


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              6.00%      5.48%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Government Securities Fund over the last 10 years. The Lehman Brothers U.S. Government Index is an unmanaged index of government bonds with an average maturity of approximately nine years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                PRIMARY A          INVESTOR A              INVESTOR B              INVESTOR C
                                                               NAV**       MOP*        NAV**      CDSC***      NAV**      CDSC***
Inception date                                  4/11/91             4/17/91                  6/7/93                  7/6/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                 3.20%       3.04%      -1.81%       2.18%      -2.82%       2.19%       1.19%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                            6.55%       6.29%       4.59%       5.49%       4.59%       5.51%       5.51%
5 YEARS                                            6.49%       6.22%       5.19%       5.46%       5.13%       5.41%       5.41%
10 YEARS                                           6.27%       6.00%       5.48%       5.37%       5.37%       5.35%       5.35%
SINCE INCEPTION                                    6.48%       6.23%       5.83%       4.92%       4.92%       5.02%       5.02%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS INTERMEDIATE BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks to obtain interest income and capital appreciation.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Intermediate Bond Fund Investor A Shares provided shareholders with a total return of 4.17%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on seeking to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. The investment strategy of Nations Intermediate Bond Fund is designed to outperform the Lehman Brothers U.S. Intermediate Government/Credit Index.*** The index includes all publicly issued investment grade corporate, U.S. Treasury, and U.S. government and agency securities with maturities of one to ten years. The index has an average duration of 3.5 years and is well matched to the Lipper Intermediate Investment Grade Debt Funds Average+, the Fund's peer group.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Intermediate Bond Fund (Investor A Shares) returned 4.17%, compared with 5.30% for its benchmark, the Lehman Brothers Intermediate Government/Credit Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           * The outlook for this Fund may differ from that
                             presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Intermediate Government/ Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. Government and agency securities with maturities between one to ten years. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of their assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS INTERMEDIATE

BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           Although medium and long-term interest rates ended the fiscal year ended at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++ Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets.

                           Credit spreads tightened during the year. Our overweight in investment grade and below investment grade credits added significantly to performance. For much of the year the Fund was underweight treasury and agency securities relative to its benchmark.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight in what we believe were high quality sectors helped the Fund's total return performance for the period. The portfolio was invested in AAA- rated commercial and U.S. agency residential mortgage-backed securities in lieu of U.S. Treasury notes.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We have maintained a slightly shorter duration than the benchmark which has caused modest underperformance.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and spreads on investment grade securities continue to tighten. We intend to maintain our short duration position as well as our overweight to the corporate sector.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS INTERMEDIATE

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

40.9%  Corporate bonds and notes
25.5%  U.S. Treasury obligations
 9.3%  Asset-backed securities
 9.0%  U.S. government and agency obligations
 4.4%  Foreign bonds and notes
 2.7%  Mortgage-backed securities
 2.1%  Sovereign government bonds and notes
 6.1%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  U.S. Treasury Note, 1.625% 04/30/05     5.8%
                                                                            -------------------------------------------------
                                                                              2  U.S. Treasury Note, 2.125% 10/31/04     3.2%
                                                                            -------------------------------------------------
                                                                              3  U.S. Treasury Note, 4.625% 05/15/06     3.0%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA), 5.250% 01/15/09                 2.4%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         2.4%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 1.875% 11/30/05     2.0%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Note, 4.250% 08/15/13     1.5%
                                                                            -------------------------------------------------
                                                                              8  U.S. Treasury Note, 3.250% 01/15/09     1.4%
                                                                            -------------------------------------------------
                                                                              9  U.S. Treasury Note, 1.500% 02/28/05     1.3%
                                                                            -------------------------------------------------
                                                                             10  Morgan Stanley Capital, Series
                                                                                 2003-IQ6, Class A4, 4.970% 12/15/41     1.1%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS INTERMEDIATE

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31, 1994                                                              9675                               10000
                                                                           9719                               10010
                                                                          11132                               11545
1996                                                                      11481                               12012
                                                                          12232                               12957
1998                                                                      13127                               14051
                                                                          13177                               14106
2000                                                                      14226                               15533
                                                                          15397                               16925
2002                                                                      16683                               18591
                                                                          17188                               18602
Mar. 31, 2004                                                             17573                               19061

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                LEHMAN BROTHERS U.S. INTERMEDIATE
                                                              NATIONS INTERMEDIATE BOND FUND         GOVERNMENT CREDIT INDEX
                                                              ------------------------------    ---------------------------------
Mar. 31, 1994                                                             10000                               10000
                                                                          10045                               10010
                                                                          11506                               11545
1996                                                                      11867                               12012
                                                                          12643                               12957
1998                                                                      13568                               14051
                                                                          13620                               14106
2000                                                                      14704                               15533
                                                                          15914                               16925
2002                                                                      17243                               18591
                                                                          17766                               18602
Mar. 31, 2004                                                             18163                               19061


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**     MOP*
     (3/31/94 through
      3/31/04)              6.15%     5.80%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Intermediate Bond Fund over the last 10 years. The Lehman Brothers U.S. Intermediate Government/Credit Index is an unmanaged index of all publicly issued investment grade corporate, U.S. Treasury and U.S. government and agency securities with maturities between one to ten years. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                   PRIMARY A +           INVESTOR A         INVESTOR B ++          INVESTOR C
                                                                      NAV**       MOP*    NAV**      CDSC***   NAV**      CDSC***
Inception date                                   5/21/99                   1/24/94             10/20/99             11/20/96
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                    4.44%            4.17%      0.83%   3.41%       0.41%    3.42%       2.42%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                               6.32%            6.04%      4.89%   5.27%       4.67%    5.27%       5.27%
5 YEARS                                               6.15%            6.02%      5.32%   5.33%       5.33%    6.64%       6.64%
10 YEARS                                              6.22%            6.15%      5.80%   5.80%       5.80%      --           --
SINCE INCEPTION                                       5.84%            5.78%      5.43%   5.44%       5.44%    6.25%       6.25%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

+Primary A Shares commenced operations on May 21, 1999 and have no performance prior to that date. Performance prior to May 21, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. These 12b-1 fees are not applicable to Primary A Shares. Inception date for Investor A Shares is January 24, 1994.

++Investor B Shares commenced operations on October 20, 1999 and have no performance prior to that date. Performance prior to October 20, 1999 is that of Investor A Shares at NAV, which reflect 12b-1 fees of 0.25%. If Investor B Shares 12b-1 fees had been reflected, total returns would have been lower. Inception date for Investor A Shares is January 24, 1994.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks total return by investing in investment grade fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Bond Fund Investor A Shares provided shareholders with a total return of 5.92%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           The Fund's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. Nations Bond Fund seeks to outperform the Lehman Brothers U.S. Aggregate Index,*** a broad-based measure of the bond market as a whole. The index has an average duration between four and five years and includes all publicly issued investment grade corporate, AAA- rated asset-backed, agency mortgage-backed securities, U.S. Treasury, U.S. agency and investment grade commercial mortgage-backed securities with maturities longer than one year. The index is well matched to the Lipper Intermediate Investment Grade Debt Funds Average.+

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations Bond Fund (Investor A Shares) returned 5.92% compared with 5.40% for its benchmark, Lehman Brothers U.S. Aggregate Index.

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index++ advanced more than 30% over the 12 months.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 3.25%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper, Inc. is an independent mutual fund performance monitor. Funds in the Lipper Intermediate Investment Grade Debt Funds Average invest at least 65% of the assets in investment grade debt issues with dollar-weighted average maturities of five to ten years.

                           ++The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS BOND FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT?+++

                           Despite the volatile markets, we remained faithful to our strategy of attempting to manage interest rate risk and focusing on relative value opportunities across the fixed income markets. Credit spreads tightened during the year. Our overweight in investment grade and below investment grade corporate credits added significantly to performance. For much of the year the Fund was underweight treasury and agency securities relative to its benchmark.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?

                           Our strategic overweight in credit sectors, combined with a number of our international positions, added to performance.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL FUND PERFORMANCE DURING THE PERIOD?

                           We have maintained a slightly shorter position than the benchmark duration which has modestly affected dampened results.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?

                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our short duration position and our overweight in the corporate sector.

                           +++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.
 20

NATIONS BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

 3.5%  Foreign bonds and notes
33.3%  Corporate bonds and notes
32.5%  Mortgage-backed securities
11.4%  U.S. Treasury obligations
10.8%  Asset-backed securities
 3.0%  U.S. government and agency obligations
 2.1%  Sovereign government bonds and notes
 3.4%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18    8.7%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 10/01/33    7.5%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    5.3%
                                                                            -------------------------------------------------
                                                                              4  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 12/16/33                         4.2%
                                                                            -------------------------------------------------
                                                                              5  High Yield Portfolio                    4.1%
                                                                            -------------------------------------------------
                                                                              6  U.S. Treasury Note, 3.250% 01/15/09     2.0%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, TIGR Receipts,
                                                                                 4.701% 05/15/17                         1.8%
                                                                            -------------------------------------------------
                                                                              8  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 4.375% 07/17/13    1.7%
                                                                            -------------------------------------------------
                                                                              9  Federal Home Loan Mortgage
                                                                                 Corporation (FHLMC) Certificates,
                                                                                 6.500% 11/01/32                         1.6%
                                                                            -------------------------------------------------
                                                                             10  Nations Convertible Securities Fund     1.2%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1994                                                                9675                              10000
                                                                           10045                              10499
1996                                                                       10965                              11632
                                                                           11370                              12203
1998                                                                       12543                              13666
                                                                           13220                              14553
2000                                                                       13318                              14825
                                                                           14797                              16683
2002                                                                       15383                              17575
                                                                           16776                              19630
Mar. 31 2004                                                               17769                              20690

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                                     NATIONS BOND FUND                        INDEX
                                                                     -----------------            ------------------------------
Mar. 31 1994                                                               10000                              10000
                                                                           10382                              10499
1996                                                                       11333                              11632
                                                                           11752                              12203
1998                                                                       12964                              13666
                                                                           13664                              14553
2000                                                                       13765                              14825
                                                                           15294                              16683
2002                                                                       15900                              17575
                                                                           17339                              19630
Mar. 31 2004                                                               18366                              20690


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              6.27%      5.92%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Bond Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is, an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                            PRIMARY A           INVESTOR A               INVESTOR B               INVESTOR C
                                                            NAV**        MOP*        NAV**       CDSC***      NAV**       CDSC***
Inception date                              10/30/92             11/19/92                  6/7/93                  11/16/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                             6.07%         5.92%        2.43%       5.13%       2.13%        5.13%       4.13%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                        6.55%         6.29%        5.12%       5.50%       5.20%        5.50%       5.50%
5 YEARS                                        6.35%         6.09%        5.40%       5.31%       5.31%        5.25%       5.25%
10 YEARS                                       6.50%         6.27%        5.92%       5.62%       5.62%        5.66%       5.66%
SINCE INCEPTION                                6.50%         6.27%        5.96%       5.28%       5.28%        5.68%       5.68%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 3.25%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 3.00% in the first year after purchase that declines to 1.00% in the fourth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS STRATEGIC INCOME FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the Fixed Income Management Team of Banc of America Capital Management, LLC, investment adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks total return with an emphasis on current income by investing in a diversified portfolio of fixed income securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations Strategic Income Fund Investor A Shares provided shareholders with a total return of 9.42%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           We believe that fixed income total returns and consistency of returns may be enhanced through a disciplined risk management process. We seek to manage interest rate risk and emphasize a quantitative approach to sector allocation, sector rotation and relative value security selection. In managing the Fund, the team employs a multi-sector strategy. In addition to investing in investment grade debt securities, the Fund invests in lower quality securities and foreign securities. The Fund may invest up to 35% in non-investment grade securities that are rated B or better by a nationally recognized rating agency. The Fund may also invest up to one-third of its assets in foreign securities. The security selection process seeks relative value across yield curves, domestic and international governments. and investment grade and high yield corporate debt.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS? For the 12 months ended March 31, 2004, Nations Strategic Income Fund (Investor A Shares) returned 9.42% compared with 5.40% for its benchmark, the Lehman Brothers U.S. Aggregate Index.***

                           The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real Gross Domestic Product ("GDP") expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimates of GDP growth for the first calendar quarter of 2004 was 4.2%. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

                           Although medium and long-term interest rates ended the fiscal year ended at the same level as they began, an intra-year drop in rates fueled a mortgage refinancing

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. The performance shown includes the effects of fee waivers and/or expense reimbursements by the investment adviser and/or other service providers, which has the effect of increasing total return. Had all sales charges, fees and expenses been considered, the total returns would have been lower.

                           ***Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           FOREIGN INVESTING MAY INVOLVE SPECIAL MONETARY AND POLITICAL RISKS.
                           INVESTING IN EMERGING MARKETS MAY ENHANCE THESE
                           RISKS.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS STRATEGIC

INCOME FUND

FIXED INCOME MANAGEMENT TEAM COMMENTARY continued


                           boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index+ advanced more than 30% over the 12 months.

                           HOW DID YOU MANAGE THE FUND IN THIS ENVIRONMENT? Credit spreads tightened during the year. Our overweight in investment grade and below investment grade corporate credits, and especially in emerging markets debt, added significantly to performance. For much of the year the Fund was underweight treasury and agency securities relative to its benchmark.

                           Despite volatility in U.S. Treasury markets and the increased correlation between the various government interest rates, the inclusion of domestic government bonds, high yield debt and emerging markets bonds added to the returns of the Fund.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND'S PERFORMANCE?++
                           We realigned the portfolio to include about 10% emerging markets debt. That decision contributed significantly to the Fund's performance as the emerging market sector advanced more than 23% during the year. Additionally our 25% exposure to below investment grade domestic securities also produced a return of about 20%. Our active management of the portfolio in currencies and international markets contributed positively to the performance.

                           WHAT INVESTMENT FACTOR HINDERED OVERALL FUND
                           PERFORMANCE DURING THE PERIOD?
                           Our underweight in U.S. Treasury and agency securities contributed to small drags on the portfolio which were more than offset by our overweights in other securities.

                           WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE FUND?
                           Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and investment grade spreads continue to tighten. We intend to maintain our short duration position and our overweight to the emerging markets and below investment grade sectors.

                           +The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

                           Source for all statistical data -- Banc of America Capital Management, LLC.

NATIONS STRATEGIC

INCOME FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

19.6%  Mortgage-backed securities
16.5%  Corporate bonds and notes
12.8%  U.S. Treasury obligations
12.4%  Sovereign government bonds and notes
 3.7%  Asset-backed securities
 3.4%  U.S. government and agency obligations
 1.7%  Foreign bonds and notes
29.9%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  High Yield Portfolio                   28.0%
                                                                            -------------------------------------------------
                                                                              2  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 6.500% 02/01/32    4.7%
                                                                            -------------------------------------------------
                                                                              3  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.500% 10/01/33    4.4%
                                                                            -------------------------------------------------
                                                                              4  Federal National Mortgage Association
                                                                                 (FNMA) Certificates, 5.000% 03/01/18    4.2%
                                                                            -------------------------------------------------
                                                                              5  U.S. Treasury Strip, Principal only,
                                                                                 2.762% 11/15/08                         2.5%
                                                                            -------------------------------------------------
                                                                              6  Federal Republic of Brazil, 2.125%
                                                                                 04/15/12                                2.5%
                                                                            -------------------------------------------------
                                                                              7  U.S. Treasury Strip, Principal only,
                                                                                 1.874% 11/15/06                         2.1%
                                                                            -------------------------------------------------
                                                                              8  Russian Federation, (5.000%) due
                                                                                 03/31/30, 7.500% beginning 03/31/07     2.0%
                                                                            -------------------------------------------------
                                                                              9  Government National Mortgage
                                                                                 Association (GNMA) Certificates,
                                                                                 5.500% 12/16/33                         1.9%
                                                                            -------------------------------------------------
                                                                             10  U.S. Treasury Note, 3.250% 08/15/07     1.7%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS STRATEGIC
INCOME FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                               NATIONS STRATEGIC INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1994                                                                9525                              10000
                                                                           10017                              10499
1996                                                                       11113                              11632
                                                                           11637                              12203
1998                                                                       12894                              13666
                                                                           13505                              14553
2000                                                                       13329                              14825
                                                                           14769                              16683
2002                                                                       15219                              17575
                                                                           16306                              19630
Mar. 31 2004                                                               17842                              20690

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                                                  LEHMAN BROTHERS U.S. AGGREGATE
                                                               NATIONS STRATEGIC INCOME FUND                  INDEX
                                                               -----------------------------      ------------------------------
Mar. 31 1994                                                               10000                              10000
                                                                           10517                              10499
1996                                                                       11686                              11632
                                                                           12217                              12203
1998                                                                       13537                              13666
                                                                           14178                              14553
2000                                                                       13994                              14825
                                                                           15505                              16683
2002                                                                       15978                              17575
                                                                           17119                              19630
Mar. 31 2004                                                               18732                              20690


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     10-YEAR                NAV**       MOP*
     (3/31/94 through
      3/31/04)              6.48%      5.96%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations Strategic Income Fund over the last 10 years. The Lehman Brothers U.S. Aggregate Index is an unmanaged index made up of U.S. government agency and U.S. Treasury securities, corporate bonds and mortgage-backed securities. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                                                    INVESTOR A             INVESTOR B              INVESTOR C
                                                  PRIMARY A      NAV**      MOP*       NAV**      CDSC***      NAV**      CDSC***
Inception date                                    10/30/92           11/25/92                6/7/93                 11/9/92
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                                  9.68%        9.42%      4.22%      8.60%       3.60%       8.61%       7.61%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                             6.76%        6.50%      4.80%      5.70%       4.80%       5.71%       5.71%
5 YEARS                                             6.00%        5.73%      4.71%      4.97%       4.64%       4.94%       4.94%
10 YEARS                                            6.75%        6.48%      5.96%      5.81%       5.81%       5.84%       5.84%
SINCE INCEPTION                                     7.20%        6.92%      6.46%      5.65%       5.65%       6.35%       6.35%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT TEAM COMMENTARY*


                           IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON NATIONS HIGH YIELD BOND FUND'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.


--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Fund is managed by the High Yield Portfolio Management Team of MacKay Shields LLC, investment sub-adviser to the Fund.

INVESTMENT OBJECTIVE
The Fund seeks maximum income by investing in a diversified portfolio of high yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, Nations High Yield Bond Fund Investor A Shares provided shareholders with a total return of 24.88%.**
--------------------------------------------------------------------------------

PLEASE DESCRIBE THE FUND'S INVESTMENT STYLE AND PHILOSOPHY.
                           Our investment philosophy emphasizes current yield while looking for total return through investments in a diversified portfolio of high-yield debt securities. We believe that high yield managers can add value through superior credit selection, which may reduce default rates and result in attractive risk-adjusted returns. The primary focus of our investment strategy is to preserve invested capital. To this end, we seek to identify securities that offer what we call a margin of safety. These are securities with strong asset coverage or significant free cash flow. The secondary focus of our investment process is to generate total return through an identified catalyst for price appreciation. In our view, companies that can significantly reduce debt through free cash flow, new equity or an identified restructuring potentially present opportunities for price appreciation.

                           HOW DID THE FUND PERFORM DURING THE LAST 12 MONTHS?

                           For the 12 months ended March 31, 2004, Nations High Yield Bond Fund (Investor A Shares) returned 24.88% compared with 22.86% for its benchmark, the Credit Suisse First Boston High Yield Index.*** The Fund outperformed its peer group, the Lipper High Current Yield Funds Average+, which returned 19.71% over the same period.

                           DISCUSS HOW YOU MANAGED THE FUND IN THE ENVIRONMENT OF THE PAST 12 MONTHS.

                           The high yield market had strong performance for the year ending March 31, 2004. Lower quality credits significantly outperformed higher quality securities. Throughout the year, we improved the Fund's credit profile, shifting investments away from riskier bonds and toward securities with more moderate risk attributes.

                           *The outlook for this Fund may differ from that presented for other Nations Funds mutual funds.

                           **For standardized performance, please refer to the Performance table. The performance shown does not reflect the maximum front-end sales charge of 4.75%, which may apply to purchases of Investor A Shares. Had all sales charges been considered, the total returns would have been lower.

                           ***The Credit Suisse First Boston (CSFB) High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. The index is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

                           +Lipper Inc. is an independent mutual fund performance monitor. Funds in the Lipper High Current Yield Funds Average aim at high (relative) current yield from fixed income securities and have no quality or maturity restrictions.

                           Source for all statistical data -- MacKay Shields
                           LLC.



                           HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY
                           KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS
                           THAN HIGHER-RATED BONDS OF COMPARABLE MATURITY.

                           PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT
TEAM COMMENTARY continued


                           The market's climb, limited buying opportunities and higher-than-normal tenders from bond issuers pushed the Fund's cash levels higher.

                           Cable/wireless video, financials and aerospace were the top performing industry groups for the last 12 months. The bottom performing industries were consumer non-durables, broadcasting and consumer durables. All industries posted double digit returns for the last 12 months.

                           Spreads for high yield bonds continued to decline from historically high levels, contracting over the course of the year. The default rate, a key driver of high yield returns, declined throughout the year, as well. Together, the contraction in spreads and the lower default rate delivered meaningful price appreciation for high yield bonds. The high yield market's climb attracted substantial inflows to the asset class, simultaneously providing technical momentum and contributing to exceptionally strong demand for new issues. In late July and again in February, net outflows from the asset class, combined with large new issuance, put downward pressure on the market for high-yield bonds.

                           WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE FUND PERFORMANCE?++

                           Many of the Fund's top performing securities were issued by cellular companies including Alamosa Holdings Inc., Nextel International, Millicom International Cellular SA and US Unwired Inc. The wireless industry performed very well as leveraged companies found liquidity in the credit markets. Nextel International, which completed a reorganization at the end of 2002, was the Fund's top performer. Qwest Corporation's bonds also performed well after investors overcame their concerns about the company's financial statements and its lack of a wireless affiliate. Qwest alleviated its debt burden through asset sales and announced that it will tender $2.25 billion in outstanding bonds. Performance for the wireless and telecommunications industries waned in the last quarter. Over the last 12 months we have lowered our exposure to both industries.

                           Utility companies posted excellent gains during the period, only underperforming the benchmark in the third quarter. Utilities comprise the largest industry in the benchmark and had a significant weight in the Fund throughout the year. Calpine Corporation, a large holding, took advantage of favorable market conditions to float a large offering in July. Proceeds from the issuance and asset sales enabled Calpine to repay some short-term debt while funding expansion plans. Currently, much of our exposure in the utilities sector is in the gas pipeline business. As merchant power companies have experienced difficulties, gas pipelines have proven valuable assets and are being sold to higher quality companies. Our current holdings include ANR Pipeline, El Paso Corporation, Tennessee Gas Pipeline Company, PG&E Corporation and Williams Company, Inc.

                           In stark contrast to the beginning of 2003 when investors were pessimistic about the prospects for cable concerns, good fourth quarter earnings reports provided upbeat expectations for 2004. The asset value of cable systems, expected free cash flow

                           ++Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.
 28

NATIONS HIGH YIELD

BOND FUND

HIGH YIELD PORTFOLIO MANAGEMENT
TEAM COMMENTARY continued


                           and credit improvement brought investors back to the industry. Two of our holdings, Adelphia Communications Corporation and United Pan-Europe Communications NV figured among the year's top-performing cable companies. Both concerns are undergoing reorganizations following bankruptcy. We have holdings in FrontierVision, Quebecor Media, Inc. and Rogers Cablesystems.

                           Investment results for our holdings in metals-related industries, particularly Algoma Steel Inc. and AK Steel Corporation, were lackluster for most of 2003. As prices for steel and other basic commodities strengthened, and manufacturing activity in North America increased, this trend reversed. AK Steel, Algoma Steel, Allegheny Ludlum Corporation and United States Steel LLC were all among the Fund's top performers for the last six months.

                           WHAT INVESTMENT DECISIONS HINDERED OVERALL
                           PERFORMANCE OF THE FUND?

                           Due to the strong performance of the high yield market over the last 12 months, there were few securities that lost money. However, performance of higher quality issues was muted in comparison with lower quality issues. Also, cash levels in the portfolio are a drag on performance when the market rises at a quick pace.

                           We were disappointed by investment results from our airline holdings. The second quarter of 2003 saw a burst in performance for the airline industry when the war with Iraq wound down, union negotiations concluded and summer bookings began to grow. Since that time, the industry has had mixed performance relative to the market. Despite the rising numbers of passengers, investors are concerned that airlines no longer have pricing power and about rising fuel costs. The Fund continues to hold Delta Airlines, Inc. and Northwest Airlines Inc.

                           We were disappointed with the negative performance of some of our holdings. Our investments in Lumbermens Mutual Casualty, Levi Strauss and General Chemical Industrial Products Inc. held the Fund back during the past 12 months. Lumbermens Mutual Casualty is an insurance company currently in default. Levi Strauss is facing difficulties in the textile business.

                           BRIEFLY DESCRIBE YOUR OUTLOOK FOR THE NEAR TERM AND HOW YOU ARE POSITIONING THE FUND.

                           Our view of the high yield market remains constructive. While economic news is currently mixed, low real interest rates, significant stimulus from federal tax cuts and spending, and continued improvements in the state of the world's financial markets all provide great potential for the economy. In the recent lending environment, the average high yield company has been able to dramatically repair its balance sheet, lowering the likelihood of defaults for the coming years. With declining default rates, we believe the high yield market still sells at an attractive yield spread premium relative to U.S. Treasury bonds.

NATIONS HIGH YIELD

BOND FUND

   PORTFOLIO BREAKDOWN (AS A % OF NET ASSETS AS OF 3/31/04)


[PIE CHART]

68.6%  Corporate bonds and notes
13.9%  Foreign bonds and notes
 4.9%  Convertible bonds and notes
 1.6%  Common stocks
 0.9%  Preferred stocks
 0.8%  Foreign convertible bonds and notes
 0.6%  Asset-backed securities
 8.7%  Other

PORTFOLIO HOLDINGS WERE CURRENT
AS OF MARCH 31, 2004, ARE
SUBJECT TO CHANGE AND MAY NOT BE
REPRESENTATIVE OF CURRENT HOLDINGS.


                                                                            TOP 10 HOLDINGS
                                                                            -------------------------------------------------
                                                                              1  Goodyear Tire & Rubber Company,
                                                                                 11.000% 03/01/11                        1.0%
                                                                            -------------------------------------------------
                                                                              2  Georgia-Pacific Corporation, 8.875%
                                                                                 05/15/31                                1.0%
                                                                            -------------------------------------------------
                                                                              3  LSI Logic Corporation, 4.000%
                                                                                 11/01/06                                1.0%
                                                                            -------------------------------------------------
                                                                              4  Crown Cork & Seal Company, Inc.,
                                                                                 7.000% 12/15/06                         1.0%
                                                                            -------------------------------------------------
                                                                              5  Vivendi Universal S.A., 9.250%
                                                                                 04/15/10                                0.8%
                                                                            -------------------------------------------------
                                                                              6  Paxson Communications Corporation,
                                                                                 (0.000%) due 01/15/09, 12.250%
                                                                                 beginning 01/15/06                      0.8%
                                                                            -------------------------------------------------
                                                                              7  Nortel Networks Corporation, 4.250%
                                                                                 09/01/08                                0.8%
                                                                            -------------------------------------------------
                                                                              8  Terra Capital Inc., 12.875% 10/15/08    0.8%
                                                                            -------------------------------------------------
                                                                              9  Calpine Corporation, 8.500% 07/15/10    0.8%
                                                                            -------------------------------------------------
                                                                             10  El Paso Production Holding, 7.750%
                                                                                 06/01/13                                0.8%
                                                                            -------------------------------------------------



                                                                            THE TOP 10 HOLDINGS ARE PRESENTED TO ILLUSTRATE
                                                                            EXAMPLES OF THE INDUSTRIES AND SECURITIES IN
                                                                            WHICH THE FUND MAY INVEST.

NATIONS HIGH YIELD

BOND FUND

PERFORMANCE

   GROWTH OF A $10,000 INVESTMENT

[INVESTOR A SHARES AT MOP* (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND       CSFB GLOBAL HIGH YIELD INDEX
                                                                ----------------------------       ----------------------------
Feb. 14 2000                                                                9525                              10000
                                                                            9494                               9915
                                                                            9688                               9897
                                                                            9802                               9965
                                                                            9346                               9461
2001                                                                        9872                               9928
                                                                            9796                               9866
                                                                            9427                               9646
                                                                           10119                              10191
2002                                                                       10434                              10448
                                                                           10027                              10207
                                                                            9435                               9920
                                                                           10314                              10507
2003                                                                       11066                              11193
                                                                           12208                              12284
                                                                           12612                              12657
                                                                           13525                              13395
Mar. 31 2004                                                               13820                              13751

[INVESTOR A SHARES AT NAV** (AS OF 3/31/04) RETURN CHART]

                                                                NATIONS HIGH YIELD BOND FUND       CSFB GLOBAL HIGH YIELD INDEX
                                                                ----------------------------       ----------------------------
Feb. 14 2000                                                               10000                              10000
                                                                            9967                               9915
                                                                           10171                               9897
                                                                           10291                               9965
                                                                            9812                               9461
2001                                                                       10364                               9928
                                                                           10285                               9866
                                                                            9897                               9646
                                                                           10624                              10191
2002                                                                       10954                              10448
                                                                           10527                              10207
                                                                            9906                               9920
                                                                           10828                              10507
2003                                                                       11618                              11193
                                                                           12817                              12284
                                                                           13241                              12657
                                                                           14200                              13395
Mar. 31 2004                                                               14509                              13751


AVERAGE ANNUAL TOTAL RETURN
Investor A Shares

     SINCE INCEPTION        NAV**     MOP*
     (2/14/00 through
      3/31/04)              9.44%     8.15%

The charts to the left show the growth in value of a hypothetical $10,000 investment in Investor A Shares of Nations High Yield Bond Fund from the inception of the share class. The Credit Suisse First Boston (CSFB) Global High Yield Index is an unmanaged, trader-priced portfolio constructed to mirror the high yield debt market. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing. The performance of Primary A, Investor B and Investor C Shares may vary based on the differences in sales loads and fees paid by the shareholders investing in each class.

                                 [CHART LEGEND]

   TOTAL RETURN (AS OF 3/31/04)

                                            PRIMARY A            INVESTOR A              INVESTOR B               INVESTOR C
                                                             NAV**        MOP*       NAV**       CDSC***      NAV**       CDSC***
Inception date                              2/14/00               2/14/00                  2/17/00                  3/8/00
---------------------------------------------------------------------------------------------------------------------------------
1 YEAR PERFORMANCE                            25.30%         24.88%      19.02%      23.91%      18.91%       24.15%      23.15%
---------------------------------------------------------------------------------------------------------------------------------
AVERAGE ANNUAL RETURNS
3 YEARS                                       12.16%         11.87%      10.07%      11.05%      10.23%       11.05%      11.05%
SINCE INCEPTION                                9.84%          9.44%       8.15%       8.66%       8.29%        8.68%       8.68%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. PERFORMANCE DATA FOR THE MOST RECENT MONTH END MAY BE OBTAINED AT WWW.NATIONSFUNDS.COM. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

*Figures at maximum offering price (MOP) reflect the maximum front-end sales charge of 4.75%.

**Figures at net asset value (NAV) do not reflect any sales charges. Had sales charges, if any, been reflected, returns would have been lower. Investor A Shares are available with a reduced or waived sales charge only under certain circumstances as described in the prospectus.

***Figures at CDSC reflect the maximum applicable contingent deferred sales charge. Returns for Investor B Shares reflect a CDSC fee of 5.00% in the first year after purchase that declines to 1.00% in the sixth year and is eliminated thereafter. Returns for Investor C Shares reflect a CDSC fee of 1.00% in the first year after purchase.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 15.6%
            ASSET-BACKED -- AUTO LOANS -- 10.3%
 $  2,186   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    2,253
      577   AmeriCredit Automobile Receivables Trust, Series 2003-AM,
              Class A2A,
              1.670% 10/06/06.............................................          577
    9,000   BMW Vehicle Owner Trust, Series 2003-A, Class A3,
              1.940% 02/25/07##...........................................        9,051
    2,000   BMW Vehicle Owner Trust, Series 2003-A, Class A4,
              2.530% 02/25/08.............................................        2,023
      595   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................          607
    3,000   Capital Auto Receivables Asset Trust, Series 2003-1, Class
              A2A,
              2.270% 01/17/06.............................................        3,027
    4,000   Capital Auto Receivables Asset Trust, Series 2003-3, Class
              A3A,
              2.960% 01/15/08##...........................................        4,083
    2,037   Capital One Auto Finance Trust, Series 2002-A, Class A3,
              4.030% 08/15/06.............................................        2,061
    1,070   Chase Manhattan Auto Owner Trust, Series 2002-A, Class A4,
              4.240% 09/15/08.............................................        1,105
    4,000   Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3,
              1.520% 05/15/07##...........................................        4,003
    3,953   Chase Manhattan Auto Owner Trust, Series 2003-B, Class A4,
              2.570% 02/16/10.............................................        3,979
    1,500   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A3,
              2.260% 11/15/07.............................................        1,513
   10,000   Chase Manhattan Auto Owner Trust, Series 2004-A, Class A3,
              2.080% 05/15/08##...........................................       10,040
    2,000   Daimler Chrysler Auto Trust, Series 2001-C, Class A4,
              4.630% 12/06/06.............................................        2,046
    4,700   Daimler Chrysler Auto Trust, Series 2002-A, Class A4,
              4.490% 10/06/08.............................................        4,861
   10,000   Daimler Chrysler Auto Trust, Series 2003-A, Class A4,
              2.880% 10/08/09##...........................................       10,177
    5,000   Daimler Chrysler Auto Trust, Series 2004-A, Class A4,
              2.580% 04/08/09.............................................        5,027
    1,725   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................        1,806
    4,000   Ford Credit Auto Owner Trust, Series 2002-C, Class A4,
              3.790% 09/15/06.............................................        4,105

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- AUTO LOANS -- (CONTINUED)
 $  2,000   Ford Credit Auto Owner Trust, Series 2003-B, Class A3B,
              1.140%** 01/15/07...........................................   $    2,001
    1,500   Harley-Davidson Motorcycle Trust, Series 2002-2, Class A2,
              3.090% 06/15/10.............................................        1,530
    2,316   Honda Auto Receivables Owner Trust, Series 2002-2, Class A3,
              3.830% 02/15/06.............................................        2,336
    3,000   Honda Auto Receivables Owner Trust, Series 2003-1, Class A3,
              1.920% 11/20/06.............................................        3,016
    4,000   Honda Auto Receivables Owner Trust, Series 2003-4, Class A4,
              2.790% 03/16/09.............................................        4,054
    4,000   Household Automotive Trust, Series 2002-2, Class A3,
              2.850% 03/19/07.............................................        4,034
      771   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................          781
      545   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-2,
              Class B,
              5.750% 06/15/07.............................................          553
    3,300   Nissan Auto Receivables Owner Trust, Series 2002-A, Class A4,
              4.280% 10/16/06.............................................        3,382
    3,000   Nissan Auto Receivables Owner Trust, Series 2002-C, Class A4,
              3.330% 01/15/08.............................................        3,078
    1,500   Nissan Auto Receivables Owner Trust, Series 2003-A, Class A4,
              2.610% 07/15/08.............................................        1,519
    3,000   Nissan Auto Receivables Owner Trust, Series 2003-B, Class A3,
              1.510% 08/15/07.............................................        3,002
      817   Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06.............................................          822
   10,350   Toyota Auto Receivables Owner Trust, Series 2002-A, Class A4,
              4.000% 07/15/08##...........................................       10,575
    4,000   Toyota Auto Receivables Owner Trust, Series 2003-A, Class A4,
              2.200% 03/15/10.............................................        4,024
    2,000   USAA Auto Owner Trust, Series 2001-2, Class A4,
              3.910% 04/16/07.............................................        2,027
    8,200   USAA Auto Owner Trust, Series 2004-1, Class A4,
              2.670% 10/15/10##...........................................        8,259
    1,271   World Omni Auto Receivables Trust, Series 2001-B, Class A3,
              3.790% 11/21/05.............................................        1,277
                                                                             ----------
                                                                                128,614
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 32

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 4.7%
 $  2,500   American Express Credit Account Master Trust, Series 1999-1,
              Class A,
              5.600% 11/15/06.............................................   $    2,504
    1,000   American Express Credit Account Master Trust, Series 1999-1,
              Class B,
              5.850% 11/15/06.............................................        1,002
    4,000   American Express Credit Account Master Trust, Series 1999-2,
              Class A,
              5.950% 12/15/06.............................................        4,023
    4,052   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................        4,028
    2,000   Capital One Master Trust, Series 2001-7A, Class A,
              3.850% 08/15/07.............................................        2,028
    2,357   Chase Credit Card Master Trust, Series 2000-1, Class C,
              1.820%** 06/15/07...........................................        2,363
    3,216   Chase Credit Card Master Trust, Series 2002-2, Class C,
              1.990%** 07/16/07...........................................        3,232
    1,250   Citibank Credit Card Issuance Trust, Series 2000-A1, Class A1,
              6.900% 10/15/07.............................................        1,349
    5,575   Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6
              5.650% 06/16/08##...........................................        6,013
    5,000   Citibank Credit Card Issuance Trust, Series 2001-A8, Class A8,
              4.100% 12/07/06(a)..........................................        5,096
    5,000   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08##...........................................        5,060
    8,500   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08##...........................................        9,192
    5,000   MBNA Credit Card Master Note Trust, Series 2001-C3, Class C3,
              6.550% 12/15/08##...........................................        5,424
    3,000   MBNA Master Credit Card Trust, Series 1995-C, Class A,
              6.450% 02/15/08.............................................        3,178
    5,000   MBNA Master Credit Card Trust, Series 1999-G, Class A,
              6.350% 12/15/06.............................................        5,074
                                                                             ----------
                                                                                 59,566
                                                                             ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
      237   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................          238
                                                                             ----------
            ASSET-BACKED -- OTHER -- 0.6%
    2,000   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................        2,075

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- OTHER -- (CONTINUED)
 $    527   CIT Equipment Collateral, Series 2002-VT1, Class B,
              3.970% 12/21/09.............................................   $      535
    3,527   Connecticut RRB Special Purpose Trust CL&P-1, Series 2001-1,
              Class A2
              5.360% 03/30/07.............................................        3,620
    1,513   PSE&G Transition Funding LLC, Series 2001-1, Class A2,
              5.740% 03/15/07.............................................        1,553
                                                                             ----------
                                                                                  7,783
                                                                             ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $195,494).............................................      196,201
                                                                             ----------
            CORPORATE BONDS AND NOTES -- 45.0%
            AEROSPACE AND DEFENSE -- 0.4%
    4,060   Northrop Grumman Corporation,
              7.000% 03/01/06.............................................        4,435
                                                                             ----------
            AUTOMOTIVE -- 0.5%
      849   Delphi Corporation,
              6.125% 05/01/04.............................................          851
    4,000   Ford Motor Credit Company,
              6.700% 07/16/04(a)..........................................        4,058
    1,500   Lear Corporation, Series B,
              7.960% 05/15/05.............................................        1,594
                                                                             ----------
                                                                                  6,503
                                                                             ----------
            BEVERAGES -- 0.0%+
      300   PepsiCo, Inc.,
              4.500% 09/15/04.............................................          304
                                                                             ----------
            BROADCASTING AND CABLE -- 1.7%
    2,510   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................        2,694
    2,760   Echostar DBS Corporation,
              10.375% 10/01/07............................................        3,002
    2,750   Lenfest Communications, Inc.,
              8.375% 11/01/05.............................................        3,016
    2,000   Liberty Media Corporation,
              3.500% 09/25/06(a)..........................................        2,037
    2,141   Time Warner Inc.,
              8.110% 08/15/06.............................................        2,415
    7,785   Viacom Inc., Class B,
              6.400% 01/30/06(a)..........................................        8,405
                                                                             ----------
                                                                                 21,569
                                                                             ----------
            BUILDING MATERIALS -- 0.3%
      750   American Standard Inc.,
              7.375% 04/15/05.............................................          788
    1,000   Atrium Companies, Inc.,
              10.500% 05/01/09@...........................................        1,053
    1,209   Atrium Companies, Inc., Series B,
              10.500% 05/01/09............................................        1,271
      750   Louisiana-Pacific Corporation,
              8.500% 08/15/05.............................................          816
                                                                             ----------
                                                                                  3,928
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CHEMICALS -- BASIC -- 0.2%
 $  2,500   Dow Chemical Company,
              5.250% 05/14/04.............................................   $    2,510
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.1%
    1,605   FMC Corporation, MTN, Series A,
              6.750% 05/05/05.............................................        1,645
                                                                             ----------
            COMMERCIAL BANKING -- 8.0%
    8,700   Bank Of New York Company, Inc., MTN, Series E,
              2.200% 05/12/06.............................................        8,769
    9,500   Bank One National Association,
              5.500% 03/26/07.............................................       10,330
    4,000   Citigroup Inc.,
              6.750% 12/01/05(a)..........................................        4,326
    4,000   Citigroup Inc.,
              5.500% 08/09/06(a)..........................................        4,310
    5,191   Fifth Third Bancorp,
              2.700% 01/30/07.............................................        5,256
    1,100   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................        1,187
    6,736   J.P. Morgan Chase & Company,
              6.500% 08/01/05.............................................        7,167
    1,980   Key Bank N.A.,
              4.100% 06/30/05.............................................        2,045
    3,000   Regions Bank,
              2.900% 12/15/06.............................................        3,055
    3,870   U.S. Bancorp, MTN, Series N,
              2.625% 03/15/06.............................................        3,945
   11,000   U.S. Bancorp, MTN, Series N,
              2.750% 03/30/06.............................................       11,252
    3,125   U.S. Bank, N.A.
              5.625% 11/30/05.............................................        3,348
    2,865   Wachovia Corporation,
              6.625% 06/15/04.............................................        2,896
    3,413   Wachovia Corporation,
              6.800% 06/01/05(a)..........................................        3,611
    5,245   Wachovia Corporation,
              6.625% 07/15/05.............................................        5,580
    4,100   Wachovia Corporation,
              4.950% 11/01/06(a)..........................................        4,385
    5,000   Washington Mutual, Inc.,
              7.500% 08/15/06.............................................        5,602
    4,070   Wells Fargo & Company, MTN, Series F,
              6.500% 06/01/05.............................................        4,298
    3,000   Wells Fargo and Company,
              5.900% 05/21/06.............................................        3,243
      305   Wells Fargo Financial, Inc.,
              7.200% 04/01/04.............................................          305
    5,450   Wells Fargo Financial, Inc.,
              7.000% 11/01/05.............................................        5,909
                                                                             ----------
                                                                                100,819
                                                                             ----------
            COMMERCIAL SERVICES -- 0.2%
    2,000   Allied Waste North America, Inc., Series B,
              10.000% 08/01/09(a).........................................        2,145
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.4%
 $  4,775   First Data Corporation,
              4.700% 11/01/06.............................................   $    5,074
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 1.0%
   10,000   International Business Machines Corporation,
              4.875% 10/01/06.............................................       10,684
    1,500   Unisys Corporation,
              7.875% 04/01/08.............................................        1,543
                                                                             ----------
                                                                                 12,227
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.6%
    2,144   Countrywide Home Loans, Inc., MTN, Series J,
              5.250% 06/15/04##...........................................        2,161
    5,100   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................        5,467
                                                                             ----------
                                                                                  7,628
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 2.3%
    2,000   JC Penny Company, Inc.,
              8.250% 08/15/22.............................................        2,070
   10,000   Target Corporation
              5.950% 05/15/06.............................................       10,823
    5,000   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................        5,379
   10,000   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................       10,576
                                                                             ----------
                                                                                 28,848
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.0%
      429   Aes Corporation Bank Term Loan,
              (Purchased 10/06/03, cost $431)
              5.320% 07/25/08 (b),(f).....................................          434
    5,000   Cinergy Corporation,
              6.250% 09/01/04.............................................        5,095
    2,450   Edison International, Inc.,
              6.875% 09/15/04.............................................        2,487
    5,410   FPL Group Capital Inc.,
              7.625% 09/15/06.............................................        6,092
    2,050   Kansas Gas & Electric Company,
              6.500% 08/01/05.............................................        2,163
    3,000   Pepco Holdings, Inc.,
              3.750% 02/15/06.............................................        3,075
    3,562   Virginia Electric and Power Company, Series A,
              5.750% 03/31/06.............................................        3,815

                       SEE NOTES TO FINANCIAL STATEMENTS.
 34

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $  2,000   Westar Energy, Inc.,
              7.875% 05/01/07.............................................   $    2,280
                                                                             ----------
                                                                                 25,441
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 0.3%
    3,100   Pennsylvania Power Company,
              6.375% 09/01/04.............................................        3,161
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 4.6%
    4,000   American General Finance Corporation, MTN, Series F,
              5.910% 06/12/06.............................................        4,327
   10,125   American General Finance Corporation, MTN, Series F,
              5.875% 07/14/06.............................................       10,964
    1,700   Washington Mutual Finance Corporation,
              7.375% 09/01/04.............................................        1,743
    8,000   CIT Group, Inc.,
              6.500% 02/07/06.............................................        8,653
    5,000   General Electric Capital Corporation, MTN, Series A,
              5.000% 02/15/07.............................................        5,366
   11,000   General Electric Capital Corporation, MTN, Series A,
              6.500% 12/10/07.............................................       12,448
    6,000   Household Finance Corporation,
              6.500% 01/24/06.............................................        6,487
    2,000   Household Finance Corporation, MTN,
              3.375% 02/21/06.............................................        2,051
    1,691   Midland Funding II, Series A,
              11.750% 07/23/05............................................        1,788
    4,000   National Rural Utilities Cooperative Finance Corporation,
              6.000% 05/15/06.............................................        4,324
                                                                             ----------
                                                                                 58,151
                                                                             ----------
            FOOD AND DRUG STORES -- 0.7%
    5,000   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................        5,256
    3,000   Safeway Inc.,
              6.850% 09/15/04.............................................        3,066
                                                                             ----------
                                                                                  8,322
                                                                             ----------
            FOOD PRODUCTS -- 2.1%
    5,410   ConAgra Foods, Inc.,
              6.000% 09/15/06.............................................        5,867
    1,870   Dean Foods Company,
              6.750% 06/15/05(a)..........................................        1,935
    5,710   General Mills, Inc.,
              5.125% 02/15/07.............................................        6,121
    1,900   Kellogg Company, Series B,
              6.000% 04/01/06.............................................        2,046
   10,050   Unilever Capital Corporation
              6.875% 11/01/05.............................................       10,852
                                                                             ----------
                                                                                 26,821
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            HEALTH SERVICES -- 0.5%
 $  5,904   Cardinal Health, Inc.,
              6.000% 01/15/06.............................................   $    6,320
                                                                             ----------
            HEAVY MACHINERY -- 0.9%
    8,000   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................        8,647
    3,000   Caterpillar Financial Services Corporation,
              6.875% 08/01/04.............................................        3,055
                                                                             ----------
                                                                                 11,702
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 1.3%
   11,950   Procter & Gamble Company,
              4.750% 06/15/07.............................................       12,810
    3,300   The Gillette Company,
              3.750% 12/01/04@............................................        3,352
                                                                             ----------
                                                                                 16,162
                                                                             ----------
            HOUSING AND FURNISHING -- 0.5%
    1,500   D.R. Horton, Inc.,
              10.500% 04/01/05............................................        1,605
    1,500   KB Home,
              7.750% 10/15/04.............................................        1,536
    1,500   Ryland Group, Inc.,
              8.000% 08/15/06.............................................        1,672
    1,550   Toll Corporation,
              8.125% 02/01/09.............................................        1,613
                                                                             ----------
                                                                                  6,426
                                                                             ----------
            INSURANCE -- 0.4%
    1,500   Allstate Financial Global Funding,
              6.150% 02/01/06@............................................        1,622
    3,000   American International Group, Inc., MTN, Series F,
              2.850% 12/01/05.............................................        3,057
      699   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................          703
                                                                             ----------
                                                                                  5,382
                                                                             ----------
            INTEGRATED OIL -- 0.5%
    5,550   USX Corporation,
              6.850% 03/01/08.............................................        6,304
                                                                             ----------
            INVESTMENT SERVICES -- 8.0%
    5,000   Bear Stearns Companies Inc.,
              4.000% 01/31/08.............................................        5,187
    9,500   Bear Sterns Companies Inc.,
              3.000% 03/30/06.............................................        9,688
    8,245   Citigroup Global Markets Holdings Inc.,
              7.125% 10/01/06.............................................        9,225
    4,000   Credit Suisse First Boston USA Inc.,
              5.750% 04/15/07.............................................        4,368
    4,000   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................        4,332
   12,000   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................       12,522

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
 $  5,000   J.P. Morgan Chase & Company,
              5.625% 08/15/06.............................................   $    5,401
    3,000   Lehman Brothers Holdings Inc.
              6.625% 04/01/04.............................................        3,000
    7,000   Lehman Brothers Holdings Inc.,
              6.625% 02/05/06.............................................        7,583
    5,000   Lehman Brothers Holdings Inc.,
              6.250% 05/15/06.............................................        5,442
      295   Merrill Lynch & Company, Inc., MTN, Series B,
              6.180% 04/20/04.............................................          296
    5,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.940% 01/30/06.............................................        5,118
    5,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.470% 03/10/06.............................................        5,066
    5,000   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................        5,039
    8,000   Morgan Stanley,
              6.100% 04/15/06.............................................        8,652
    9,000   Morgan Stanley,
              5.800% 04/01/07.............................................        9,842
                                                                             ----------
                                                                                100,761
                                                                             ----------
            LODGING AND RECREATION -- 0.6%
    2,000   Horseshoe Gaming Holding Corporation, Series B,
              8.625% 05/15/09.............................................        2,094
    2,000   Host Marriott Corporation, Series B,
              7.875% 08/01/08(a)..........................................        2,078
    1,500   Mirage Resorts, Inc.,
              7.250% 10/15/06.............................................        1,620
    1,500   ITT Corporation,
              6.750% 11/15/05.............................................        1,579
                                                                             ----------
                                                                                  7,371
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.6%
    2,120   Abbott Laboratories,
              5.125% 07/01/04##...........................................        2,140
    5,000   Abbott Laboratories,
              5.625% 07/01/06.............................................        5,398
                                                                             ----------
                                                                                  7,538
                                                                             ----------
            MEDICAL SERVICES -- 0.2%
    2,000   Iasis Healthcare Corporation,
              13.000% 10/15/09............................................        2,220
                                                                             ----------
            METALS AND MINING -- 0.5%
    1,700   Alcoa Inc.,
              7.250% 08/01/05(a)..........................................        1,825
    4,485   Alcoa Inc., Series B,
              6.125% 06/15/05.............................................        4,723
                                                                             ----------
                                                                                  6,548
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.6%
    1,500   Aquila, Inc.,
              7.000% 07/15/04.............................................        1,504

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NATURAL GAS DISTRIBUTION -- (CONTINUED)
 $  3,000   Centerpoint Energy Bank Loan,
              (Purchased 09/25/03, Cost $3,458)
              12.750%*** 11/11/05(b), (f).................................   $    3,420
    2,000   KeySpan Corporation,
              7.250% 11/15/05.............................................        2,174
                                                                             ----------
                                                                                  7,098
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.4%
    1,500   El Paso CGP Company,
              6.200% 05/15/04(a)..........................................        1,496
    1,820   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................        1,896
    1,500   Transcontinental Gas Pipe Line Corporation,
              6.125% 01/15/05.............................................        1,538
                                                                             ----------
                                                                                  4,930
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.2%
    2,000   Tesoro Petroleum Corporation, Series B,
              9.000% 07/01/08(a)..........................................        2,088
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.2%
    2,000   Owens-Illinois, Inc.,
              7.150% 05/15/05.............................................        2,070
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.1%
    1,500   Fort James Corporation,
              6.625% 09/15/04.............................................        1,523
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.5%
    5,500   Gannett Company, Inc.,
              4.950% 04/01/05.............................................        5,680
    1,000   Reed Elsevier Capital Inc., MTN,
              7.000% 05/15/05.............................................        1,058
                                                                             ----------
                                                                                  6,738
                                                                             ----------
            REAL ESTATE -- 0.3%
    3,500   EOP Operating LP,
              6.625% 02/15/05.............................................        3,647
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
    2,156   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        2,156
                                                                             ----------
            SEMICONDUCTORS -- 0.1%
    1,500   Fairchild Semiconductor International, Inc., Class A,
              10.500% 02/01/09............................................        1,656
                                                                             ----------
            SPECIALTY STORES -- 0.8%
      250   Home Depot Inc.,
              6.500% 09/15/04.............................................          256

                       SEE NOTES TO FINANCIAL STATEMENTS.
 36

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SPECIALTY STORES -- (CONTINUED)
 $  9,600   Home Depot, Inc.,
              5.375% 04/01/06.............................................   $   10,252
                                                                             ----------
                                                                                 10,508
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
    4,000   New York Telephone Company,
              6.500% 03/01/05.............................................        4,183
    2,000   Nextel Communications, Inc., Class A,
              9.375% 11/15/09.............................................        2,175
    3,000   Pacific Bell,
              6.250% 03/01/05.............................................        3,132
    3,000   SBC Communications Inc.,
              5.750% 05/02/06.............................................        3,228
    5,000   Sprint Capital Corporation,
              7.900% 03/15/05.............................................        5,286
    6,250   Verizon Global Funding Corporation,
              6.750% 12/01/05.............................................        6,757
                                                                             ----------
                                                                                 24,761
                                                                             ----------
            TOBACCO -- 0.2%
    2,000   North Atlantic Trading Company, Series B,
              11.000% 06/15/04............................................        2,000
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $560,370).............................................      565,440
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 2.6%
            BEVERAGES -- 0.6%
    5,000   Diageo Capital Plc,
              3.500% 11/19/07.............................................        5,139
    3,000   Diageo Finance BV,
              3.000% 12/15/06.............................................        3,055
                                                                             ----------
                                                                                  8,194
                                                                             ----------
            BUILDING MATERIALS -- 0.1%
    1,313   Hanson Overseas BV,
              6.750% 09/15/05.............................................        1,404
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.2%
    2,000   Methanex Corporation,
              7.750% 08/15/05.............................................        2,110
                                                                             ----------
            COMMERCIAL BANKING -- 0.6%
    1,840   Korea Development Bank,
              7.125% 04/22/04.............................................        1,844
    5,000   Swedish Export Credit,
              2.875% 01/26/07.............................................        5,071
                                                                             ----------
                                                                                  6,915
                                                                             ----------
            INTEGRATED OIL -- 0.3%
    3,000   BP Capital Markets plc,
              4.000% 04/29/05(a)..........................................        3,081
      612   Pemex Finance Ltd.,
              6.550% 02/15/08.............................................          655
                                                                             ----------
                                                                                  3,736
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NATURAL GAS PIPELINES -- 0.1%
 $  1,500   Gemstone Investors Ltd.,
              7.710% 10/31/04@............................................   $    1,496
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.1%
    1,500   Stone Container Corporation,
              11.500% 08/15/06@...........................................        1,538
                                                                             ----------
            PHARMACEUTICALS -- 0.2%
    3,000   Glaxosmithkline Capital, plc,
              2.375% 04/16/07.............................................        3,007
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.4%
    2,000   Deutsche Telekom International Finance BV,
              8.250%** 06/15/05...........................................        2,153
    2,000   Telus Corporation,
              7.500% 06/01/07.............................................        2,275
                                                                             ----------
                                                                                  4,428
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $42,952)..............................................       32,828
                                                                             ----------
            MORTGAGE-BACKED SECURITIES -- 1.0%
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.8%
       59     6.000% 05/01/04-11/01/04....................................           60
       13     6.500% 08/01/04.............................................           13
   10,000     1.875% 12/15/04.............................................       10,050
       97     7.500% 11/01/09.............................................          101
                                                                             ----------
                                                                                 10,224
                                                                             ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.2%
    2,040     4.375%** 04/20/22...........................................        2,076
                                                                             ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $12,271)..............................................       12,300
                                                                             ----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 0.9%
    3,000   Province of New Brunswick,
              7.625% 06/29/04.............................................        3,045
    3,368   Quebec (Province of),
              5.500% 04/11/06.............................................        3,615
    4,000   Republic of Italy,
              7.250% 02/07/05(a)..........................................        4,200
                                                                             ----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $10,578)..............................................       10,860
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 24.2%
            FEDERAL FARM CREDIT BANK (FFCB) -- 3.7%
 $    350     3.875% 02/01/05.............................................   $      358
   10,000     2.625% 12/15/05.............................................       10,164
   11,000     2.500% 03/15/06.............................................       11,158
   25,000     2.375% 10/02/06.............................................       25,182
                                                                             ----------
                                                                                 46,862
                                                                             ----------
            FEDERAL HOME LOAN BANK (FHLB) -- 5.7%
   22,655     4.125% 01/14/05-05/13/05....................................       23,222
   21,000     1.500% 05/13/05-08/26/05....................................       21,033
    4,000     1.750% 08/15/05.............................................        4,016
    7,000     2.000% 02/13/06.............................................        7,038
    5,000     1.900% 03/08/06.............................................        5,013
    2,500     1.875% 06/15/06.............................................        2,501
    3,000     2.875% 09/15/06.............................................        3,063
    6,000     3.125% 08/15/07.............................................        6,128
                                                                             ----------
                                                                                 72,014
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 7.0%
   29,000     1.875% 01/15/05-02/15/06....................................       29,149
    7,000     3.875% 02/15/05.............................................        7,162
    7,000     1.500% 08/15/05.............................................        7,004
   15,000     2.875% 09/15/05.............................................       15,303
   10,000     2.125% 11/15/05.............................................       10,091
    6,000     1.750% 01/09/06.............................................        6,008
   10,000     2.375% 02/15/07(a)..........................................       10,047
    2,000     7.100% 04/10/07.............................................        2,281
                                                                             ----------
                                                                                 87,045
                                                                             ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 6.2%
   20,000     3.875% 03/15/05.............................................       20,524
   10,000     2.875% 10/15/05.............................................       10,207
   15,000     2.000% 01/15/06.............................................       15,093
    8,959     5.875% 02/02/06.............................................        9,614
    7,600     2.250% 05/15/06.............................................        7,666
    4,000     2.100% 12/26/06.............................................        3,994
   10,000     2.375% 02/15/07.............................................       10,046
                                                                             ----------
                                                                                 77,144
                                                                             ----------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 1.6%
    9,750     2.000% 03/15/05.............................................        9,821
   10,085     5.250% 03/15/06.............................................       10,760
                                                                             ----------
                                                                                 20,581
                                                                             ----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $301,832).............................................      303,646
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. TREASURY OBLIGATIONS -- 7.7%
            U.S. TREASURY NOTES -- 7.7%
 $ 12,500     1.500% 02/28/05.............................................   $   12,543
   15,000     1.625% 03/31/05.............................................       15,071
   22,000     1.625% 04/30/05.............................................       22,106
   41,000     2.000% 08/31/05.............................................       41,406
    5,000     1.625% 02/28/06.............................................        5,008
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $95,669)..............................................       96,134
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 3.6%
              (Cost $45,345)
   45,345   Nations Cash Reserves, Capital Class Shares#..................       45,345
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,253,817*)................................     100.6%   1,262,754
                                                                             ----------
            OTHER ASSETS AND LIABILITIES (NET)..................      (0.6)%
            Cash..........................................................   $      983
            Foreign cash (cost $9)........................................            9
            Unrealized appreciation on forward foreign exchange
              contracts...................................................          551
            Receivable for investment securities sold.....................        4,112
            Receivable for Fund shares sold...............................        9,974
            Dividends receivable..........................................           17
            Interest receivable...........................................       12,078
            Receivable for variation margin...............................           47
            Unrealized appreciation on swap contracts.....................          576
            Unrealized depreciation on forward foreign exchange
              contracts...................................................         (974)
            Unrealized depreciation on swap contracts.....................         (826)
            Collateral on securities loaned...............................      (25,467)
            Payable for Fund shares redeemed..............................       (2,859)
            Investment advisory fee payable...............................         (209)
            Administration fee payable....................................         (230)
            Shareholder servicing and distribution fees payable...........          (55)
            Distributions payable.........................................       (1,646)
            Payable for investment securities purchased...................       (3,198)
            Accrued Trustees' fees and expenses...........................          (59)
            Accrued expenses and other liabilities........................         (203)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................       (7,379)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $1,255,375
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 38

NATIONS FUNDS

Nations Short-Term Income Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004



                                                                                VALUE
----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $    1,344
            Accumulated net realized gain on investments sold, futures
              contracts, swaps and currency contracts.....................        1,990
            Net unrealized appreciation of investments, futures contracts,
              swaps and currency contracts................................        8,466
            Paid-in capital...............................................    1,243,575
                                                                             ----------
            NET ASSETS....................................................   $1,255,375
                                                                             ==========
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($1,099,131,203 / 109,272,113 shares outstanding)...........       $10.06
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($122,201,667 / 12,130,566 shares outstanding)..............       $10.07
                                                                             ==========

            Maximum sales charge..........................................        1.00%
            Maximum offering price per share..............................       $10.17

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($1,775,441 / 176,384 shares outstanding)...................       $10.07
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($32,266,578 / 3,204,914 shares outstanding)................       $10.07
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 + Amount represents less than 0.1%.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $25,467.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $24,530 and $24,635, respectively.

 (b)
   Loan participation agreement.

 (f)
   Restricted and illiquid security.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.1%
            ASSET-BACKED -- AUTO LOANS -- 1.7%
 $  5,470   Capital Auto Receivables Asset Trust, Series 2001-2, Class A4,
              5.000% 12/15/06.............................................   $  5,513
    1,361   Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06.............................................      1,370
                                                                             --------
                                                                                6,883
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.4%
    1,239   First Alliance Mortgage Loan Trust, Series 1996-2, Class A3,
              8.225% 09/20/27##...........................................      1,238
      588   Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.320%** 05/15/13...........................................        575
                                                                             --------
                                                                                1,813
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $8,770)...............................................      8,696
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 4.3%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.6%
    1,483   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................      1,596
    1,590   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17##...........................................      1,680
      982   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................        986
    1,030   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29##...........................................      1,033
    2,028   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................        142
    1,833   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................        200
    1,950   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................        173
   16,811   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        603
    3,741   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
              5.910% 03/12/34##...........................................      4,066
      508   Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
              Class A1,
              1.370%** 11/15/13@..........................................        507
                                                                             --------
                                                                               10,986
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.4%
    1,366     9.000% 04/01/16##...........................................      1,504
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.3%
 $  3,081     4.375%** 04/20/22...........................................   $  3,129
    2,132     3.500%** 06/20/29...........................................      2,160
                                                                             --------
                                                                                5,289
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $17,641)..............................................     17,779
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 32.4%
            FEDERAL FARM CREDIT BANK (FFCB) -- 3.5%
    5,500     2.500% 11/15/05-03/15/06##..................................      5,579
    8,000     4.900% 03/21/06##...........................................      8,485
      700     2.625% 09/17/07.............................................        703
                                                                             --------
                                                                               14,767
                                                                             --------
            FEDERAL HOME LOAN BANK (FHLB) -- 8.0%
    4,100     3.375% 06/15/04##...........................................      4,119
    2,000     2.125% 12/15/04.............................................      2,014
    1,500     1.500% 05/13/05.............................................      1,503
    6,000     2.000% 02/13/06##...........................................      6,033
    3,000     1.875% 06/15/06.............................................      3,001
    2,250     4.875% 05/15/07.............................................      2,420
    1,000     2.625% 07/15/08.............................................        994
    2,500     3.625% 11/14/08.............................................      2,572
    5,500     4.500% 11/15/12##...........................................      5,685
    5,050     3.875% 06/14/13.............................................      4,961
                                                                             --------
                                                                               33,302
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 4.2%
    2,000     3.875% 02/15/05.............................................      2,046
    5,000     2.125% 11/15/05##...........................................      5,045
    1,250     4.875% 03/15/07.............................................      1,344
    1,060     7.100% 04/10/07.............................................      1,209
    6,100     5.750% 03/15/09.............................................      6,845
      750     6.750% 03/15/31.............................................        906
                                                                             --------
                                                                               17,395
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 16.7%
   16,100     7.000% 07/15/05##...........................................     17,274
    4,000     2.875% 10/15/05.............................................      4,083
   10,900     5.000% 01/15/07.............................................     11,734
   10,000     5.250% 01/15/09.............................................     10,985
    6,450     3.250% 02/15/09.............................................      6,503
    4,000     6.625% 11/15/10.............................................      4,704
    2,000     5.375% 11/15/11.............................................      2,196
    3,000     6.125% 03/15/12.............................................      3,437
    4,000     4.625% 10/15/13.............................................      4,117

                       SEE NOTES TO FINANCIAL STATEMENTS.
 40

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- (CONTINUED)
 $  3,000     4.125% 04/15/14.............................................   $  2,950
    1,400     7.250% 05/15/30.............................................      1,786
                                                                             --------
                                                                               69,769
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $131,542).............................................    135,233
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 58.8%
            U.S. TREASURY BONDS -- 1.7%
    5,850     6.250% 08/15/23.............................................      6,956
                                                                             --------
            U.S. TREASURY NOTES -- 24.4%
    5,000     2.875% 06/30/04.............................................      5,023
   28,000     2.125% 10/31/04.............................................     28,178
    7,000     1.625% 03/31/05.............................................      7,033
    5,000     1.625% 04/30/05.............................................      5,024
    5,000     1.250% 05/31/05.............................................      5,003
    5,000     4.625% 05/15/06.............................................      5,312
    3,900     7.000% 07/15/06.............................................      4,363
   10,000     2.625% 11/15/06.............................................     10,197
    4,000     4.375% 05/15/07.............................................      4,279
    5,500     3.250% 08/15/07(a)..........................................      5,695
    1,000     3.375% 11/15/08.............................................      1,030
   12,000     3.250% 01/15/09.............................................     12,274
    5,000     4.250% 08/15/13.............................................      5,181
    3,000     4.000% 02/15/14(a)..........................................      3,039
                                                                             --------
                                                                              101,631
                                                                             --------
            U.S. TREASURY STRIPS -- 32.7%
   16,500   Interest only,
              4.142%*** 11/15/13..........................................     11,124
   20,500   Principal only,
              1.291%*** 08/15/05..........................................     20,141
   64,000   Principal only,
              1.874%*** 11/15/06(a).......................................     60,949
   41,000   Principal only,
              2.762%*** 11/15/08..........................................     36,121
   15,600   TIGR Receipts,
              4.701%*** 05/15/17..........................................      8,480
                                                                             --------
                                                                              136,815
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $240,833).............................................    245,402
                                                                             --------
 SHARES                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 7.4%
              (Cost $30,642)
   30,642   Nations Cash Reserves, Capital Class Shares#..................   $ 30,642
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $429,428*)..................................     105.0%   437,752
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (5.0)%
            Cash..........................................................   $      1
            Receivable for Fund shares sold...............................        553
            Dividends receivable..........................................          7
            Interest receivable...........................................      2,703
            Receivable for variation margin...............................         64
            Unrealized appreciation on swap contracts.....................         63
            Unrealized depreciation on swap contracts.....................       (898)
            Collateral on securities loaned...............................    (21,551)
            Payable for Fund shares redeemed..............................       (588)
            Investment advisory fee payable...............................       (107)
            Administration fee payable....................................        (78)
            Shareholder servicing and distribution fees payable...........        (38)
            Distributions payable.........................................       (891)
            Accrued Trustees' fees and expenses...........................        (78)
            Accrued expenses and other liabilities........................        (92)
                                                                             --------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................    (20,930)
                                                                             --------
            NET ASSETS..........................................     100.0%  $416,822
                                                                             ========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     80
            Accumulated net realized gain on investments sold, future
              contracts, swaps, and options...............................      1,228
            Net unrealized appreciation of investments, futures contracts
              and swaps...................................................      8,359
            Paid-in capital...............................................    407,155
                                                                             --------
            NET ASSETS....................................................   $416,822
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Short-Intermediate Government Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($343,858,838 / 80,139,676 shares outstanding)..............      $4.29
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($39,133,198 / 9,126,908 shares outstanding)................      $4.29
                                                                             ========

            Maximum sales charge..........................................      3.25%
            Maximum offering price per share..............................      $4.43

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($27,060,256 / 6,306,385 shares outstanding)................      $4.29
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($6,769,960 / 1,580,281 shares outstanding).................      $4.28
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $21,551.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $20,901 and $21,114, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 42

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 2.6%
            ASSET-BACKED -- AUTO LOANS -- 1.6%
 $  2,700   Capital Auto Receivables Asset Trust, Series 2001-2, Class A4,
              5.000% 12/15/06##...........................................   $  2,721
      545   Onyx Acceptance Auto Trust, Series 2002-A, Class A3,
              3.750% 04/15/06.............................................        548
                                                                             --------
                                                                                3,269
                                                                             --------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.6%
      793   First Alliance Mortgage Loan Trust, Series 1996-2, Class A3,
              8.225% 09/20/27##...........................................        792
      344   Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.320%** 05/15/13...........................................        336
                                                                             --------
                                                                                1,128
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.4%
      689   Export Funding Trust, Series 1995-A, Class A,
              8.210% 12/29/06.............................................        746
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $5,127)...............................................      5,143
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 9.1%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 6.4%
    4,982   DUS pool, Pool number 380521,
              6.565% 07/01/16##...........................................      5,793
      720   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17.............................................        775
      773   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................        817
      492   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................        494
      515   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................        516
    1,007   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................         71
      905   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................         99
      968   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................         86
   10,081   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        361
    3,076   PNC Mortgage Acceptance Corporation, Series 2001-C1, Class A1,
              5.910% 03/12/34##...........................................      3,343
      303   Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
              Class A1,
              1.370%** 11/15/13@..........................................        303

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- (CONTINUED)
 $ 16,304   Vendee Mortgage Trust, Series 1998-1, Class 2, Interest only,
              (Purchased 05/18/98-08/29/03, Cost $346)
              0.449%** 09/15/27(f)........................................   $    177
   17,327   Vendee Mortgage Trust, Series 1998-3, Class 1, Interest only,
              (Purchased 09/16/98-08/29/03, Cost $221)
              0.306%** 03/15/29(f)........................................        127
                                                                             --------
                                                                               12,962
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 0.4%
       55     10.000% 05/01/05-09/01/18...................................         58
      329     8.500% 01/01/06-09/01/20....................................        357
      108     8.000% 08/01/07-09/01/09....................................        116
       46     7.500% 08/01/08-06/01/09....................................         49
      102     9.000% 05/01/09-12/01/16....................................        112
      134     9.500% 04/01/18-01/01/29....................................        150
        0++   7.000% 08/01/29.............................................          0++
                                                                             --------
                                                                                  842
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 1.1%
      163     10.000% 10/01/06-04/01/20...................................        176
       12     8.250% 04/01/09.............................................         14
       57     8.500% 12/01/11-02/01/17....................................         60
      123     9.000% 12/01/16-09/01/24....................................        135
    1,532     9.500% 01/01/19-08/01/21....................................      1,716
       46     3.199%** 08/01/36...........................................         47
                                                                             --------
                                                                                2,148
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 1.2%
       53     10.000% 06/15/04-11/15/20...................................         59
        8     9.500% 08/20/04-02/15/06....................................          8
        8     9.000% 06/15/07.............................................          8
       43     7.000% 02/15/09.............................................         46
      404     8.500% 10/15/09-02/20/29....................................        445
      122     6.000% 12/15/10.............................................        130
       18     13.000% 02/15/11-04/15/11...................................         21
      751     8.000% 11/15/14-07/15/29....................................        825
       36     11.000% 11/15/15-10/20/20...................................         41
       91     10.500% 01/15/18-04/15/21...................................        105
      606     7.500% 04/15/22-12/15/25....................................        655
                                                                             --------
                                                                                2,343
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $17,457)..............................................     18,295
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 26.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 1.8%
      500     2.500% 11/15/05.............................................        507
    3,000     2.500% 03/15/06.............................................      3,043
                                                                             --------
                                                                                3,550
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- 5.3%
 $  1,750     2.125% 12/15/04.............................................   $  1,762
    1,000     2.000% 02/13/06.............................................      1,005
    4,500     1.875% 06/15/06.............................................      4,503
    1,000     3.750% 08/15/07.............................................      1,042
      500     3.625% 11/14/08.............................................        514
    1,750     3.875% 06/14/13.............................................      1,719
                                                                             --------
                                                                               10,545
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 5.3%
    1,300     3.875% 02/15/05.............................................      1,330
    3,000     2.125% 11/15/05##...........................................      3,027
    4,200     5.750% 03/15/09-01/15/12##..................................      4,708
    1,400     6.750% 03/15/31.............................................      1,691
                                                                             --------
                                                                               10,756
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 12.1%
    5,600     7.000% 07/15/05##...........................................      6,008
    1,000     2.875% 10/15/05.............................................      1,021
    5,000     5.250% 01/15/09##...........................................      5,493
    1,500     6.625% 11/15/10.............................................      1,764
    3,000     4.125% 04/15/14.............................................      2,950
    1,000     7.250% 05/15/30.............................................      1,276
    5,000     6.625% 11/15/30.............................................      5,963
                                                                             --------
                                                                               24,475
                                                                             --------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 1.5%
    2,750     5.250% 03/15/06.............................................      2,934
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $50,275)..............................................     52,260
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 60.6%
            U.S. TREASURY BONDS -- 2.6%
    2,675     6.250% 08/15/23.............................................      3,181
    1,800     5.375% 02/15/31(a)..........................................      1,962
                                                                             --------
                                                                                5,143
                                                                             --------
            U.S. TREASURY NOTES -- 24.0%
    3,000     2.125% 10/31/04.............................................      3,019
    8,000     1.750% 12/31/04(a)..........................................      8,040
    6,000     1.500% 02/28/05##...........................................      6,021
    3,000     1.625% 04/30/05.............................................      3,014
   16,450     2.625% 11/15/06(a)..........................................     16,773
    3,000     3.250% 08/15/07(a)..........................................      3,106
    3,000     3.250% 01/15/09(a)..........................................      3,069
    4,500     3.000% 02/15/09(a)..........................................      4,549
      600     4.000% 02/15/14(a)..........................................        608
                                                                             --------
                                                                               48,199
                                                                             --------
            U.S. TREASURY STRIPS -- 34.0%
   12,720   Interest only,
              4.142%*** 11/15/13..........................................      8,575
    4,500   Interest only,
              5.221%*** 05/15/23..........................................      1,680
    3,450   Principal only,
              1.291%*** 08/15/05..........................................      3,390
   23,000   Principal only,
              1.874%*** 11/15/06..........................................     21,902

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
 $ 21,000   Principal only,
              2.762%*** 11/15/08..........................................   $ 18,501
    9,000   Principal only,
              2.891%*** 02/15/09..........................................      7,826
   12,000   TIGR Receipts,
              4.701%*** 05/15/17..........................................      6,523
                                                                             --------
                                                                               68,397
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $119,214).............................................    121,739
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 19.1%
              (Cost $38,273)
   38,273   Nations Cash Reserves, Capital Class Shares#..................     38,273
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $230,346*)..................................     117.4%   235,710
                                                                             --------
            OTHER ASSETS AND LIABILITIES (NET)..................     (17.4)%
            Cash..........................................................   $      1
            Receivable for Fund shares sold...............................         30
            Dividends receivable..........................................          4
            Interest receivable...........................................      1,290
            Receivable for variation margin...............................         80
            Unrealized appreciation on swap contracts.....................         46
            Unrealized depreciation on swap contracts.....................       (455)
            Collateral on securities loaned...............................    (34,897)
            Payable for Fund shares redeemed..............................       (311)
            Investment advisory fee payable...............................        (69)
            Administration fee payable....................................        (29)
            Shareholder servicing and distribution fees payable...........        (49)
            Distributions payable.........................................       (357)
            Accrued Trustees' fees and expenses...........................        (73)
            Accrued expenses and other liabilities........................        (66)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (34,855)
                                                                             --------
            NET ASSETS..........................................     100.0%  $200,855
                                                                             ========
            NET ASSETS CONSIST OF:
            Distributions in excess of net investment income..............   $   (335)
            Accumulated net realized loss on investments sold, futures
              contracts, swaps and options................................       (999)
            Net unrealized appreciation of investments, futures contracts
              and swaps...................................................      5,473
            Paid-in capital...............................................    196,716
                                                                             --------
            NET ASSETS....................................................   $200,855
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 44

NATIONS FUNDS

Nations Government Securities Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                               VALUE
--------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($106,546,558 / 9,900,467 shares outstanding)...............     $10.76
                                                                             ========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($49,385,436 / 4,595,334 shares outstanding)................     $10.75
                                                                             ========

            Maximum sales charge..........................................      4.75%
            Maximum offering price per share..............................     $11.29

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($43,450,693 / 4,037,339 shares outstanding)................     $10.76
                                                                             ========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($1,472,461 / 137,218 shares outstanding)...................     $10.73
                                                                             ========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 ++Amount represents less than $500 principal amount and/or $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $34,897.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $33,721 and $33,986, respectively.

 (f)
   Restricted and illiquid security.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Intermediate Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                             VALUE
                                                                             (000)
------------------------------------------------------------------------------------
          INVESTMENT COMPANIES -- 100.0%
          Investment in Nations Master Investment Trust, Intermediate
            Bond Master Portfolio*......................................   $725,576
                                                                           --------
          TOTAL INVESTMENTS...................................     100.0%   725,576
                                                                           --------
          OTHER ASSETS AND
            LIABILITIES (NET).................................       0.0%

          Receivable for Fund shares sold...............................   $  1,063
          Payable for Fund shares redeemed..............................       (799)
          Administration fee payable....................................       (105)
          Shareholder servicing and distribution fees payable...........        (21)
          Accrued Trustees' fees and expenses...........................        (42)
          Accrued expenses and other liabilities........................       (101)
                                                                           --------
          TOTAL OTHER ASSETS AND LIABILITIES (NET)......................         (5)
                                                                           --------
          NET ASSETS..........................................     100.0%  $725,571
                                                                           ========
          NET ASSETS CONSIST OF:
          Undistributed net investment income...........................   $     68
          Accumulated net realized gain on investments sold.............      5,752
          Net unrealized appreciation of investments....................     20,754
          Paid-in capital...............................................    698,997
                                                                           --------
          NET ASSETS....................................................   $725,571
                                                                           ========


                                                                             VALUE
------------------------------------------------------------------------------------
          PRIMARY A SHARES:
          Net asset value, offering and redemption price per share
            ($680,063,371 / 68,447,237 shares outstanding)..............      $9.94
                                                                           ========
          INVESTOR A SHARES:
          Net asset value and redemption price per share
            ($28,402,729 / 2,849,820 shares outstanding)................      $9.97
                                                                           ========

          Maximum sales charge..........................................      3.25%
          Maximum offering price per share..............................     $10.30

          INVESTOR B SHARES:
          Net asset value and offering price per share&
            ($11,883,218 / 1,198,064 shares outstanding)................      $9.92
                                                                           ========
          INVESTOR C SHARES:
          Net asset value and offering price per share&
            ($5,221,855 / 471,895 shares outstanding)...................     $11.07
                                                                           ========

---------------

 *The financial statements of the Intermediate Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the Intermediate Bond Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 46

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 10.8%
            ASSET-BACKED -- AUTO LOANS -- 4.0%
$   2,190   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $    2,258
    1,731   AmeriCredit Automobile Receivables Trust, Series 2003-AM,
              Class A2A,
              1.670% 10/06/06.............................................        1,732
    4,000   AmeriCredit Automobile Receivables Trust, Series 2004-AF,
              Class A2,
              1.490% 05/07/07.............................................        4,003
      101   ANRC Auto Owner Trust, Series 2001-A, Class A3,
              3.760% 10/17/05.............................................          101
    4,000   BMW Vehicle Owner Trust, Series 2003-A, Class A3,
              1.940% 02/25/07.............................................        4,023
    2,146   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................        2,189
    1,853   Capital Auto Receivables Asset Trust, Series 2003-2, Class
              A2B,
              1.110%** 05/16/05...........................................        1,853
    2,329   Capital Auto Receivables Asset Trust, Series 2003-2, Class B,
              1.370%** 01/15/09...........................................        2,329
    5,000   Capital Auto Receivables Asset Trust, Series 2003-3, Class
              A1B,
              1.150%** 01/16/06...........................................        5,002
    2,000   Capital One Prime Auto Receivables Trust, Series 2004-1, Class
              A2,
              1.470% 06/15/06.............................................        2,002
    4,000   Chase Manhattan Auto Owner Trust, Series 2003-A, Class A3,
              1.520% 05/15/07.............................................        4,003
    2,000   Chase Manhattan Auto Owner Trust, Series 2003-A, Class CTFS,
              2.040% 12/15/09.............................................        2,001
    2,000   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A3,
              2.260% 11/15/07.............................................        2,017
    1,500   Chase Manhattan Auto Owner Trust, Series 2003-C, Class CTFS,
              2.780% 06/15/10.............................................        1,520
    3,000   Daimler Chrysler Auto Trust, Series 2003-A, Class A2,
              1.520% 12/08/05.............................................        3,004
    6,610   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................        6,921
    5,000   Ford Credit Auto Owner Trust, Series 2003-A, Class B1,
              3.160% 08/15/07.............................................        5,107
    8,000   Ford Credit Auto Owner Trust, Series 2003-B, Class A3B,
              1.140%** 01/15/07...........................................        8,005
    1,767   Harley Davidson Motorcycle Trust, Series 2003-2, Class A1,
              1.340% 01/15/08.............................................        1,767

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- AUTO LOANS -- (CONTINUED)
$     744   Harley-Davidson Motorcycle Trust, Series 2003-2, Class B,
              1.890% 02/15/11.............................................   $      746
    2,888   Honda Auto Receivables Owner Trust, Series 2002-3, Class A3,
              3.000% 05/18/06.............................................        2,911
    3,000   Honda Auto Receivables Owner Trust, Series 2003-1, Class A3,
              1.920% 11/20/06.............................................        3,016
    4,000   Honda Auto Receivables Owner Trust, Series 2003-2, Class A3,
              1.690% 02/21/07.............................................        4,010
    2,944   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08.............................................        2,971
      360   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................          365
      377   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-2,
              Class B,
              5.750% 06/15/07.............................................          382
      603   Nissan Auto Receivables Owner Trust, Series 2003-A, Class A2,
              1.450% 05/16/05.............................................          604
    5,000   Nissan Auto Receivables Owner Trust, Series 2003-B, Class A2,
              1.200% 11/15/05.............................................        5,000
    2,882   Toyota Auto Receivables Owner Trust, Series 2003-A, Class A2,
              1.280% 08/15/05.............................................        2,883
    5,000   WFS Financial Owner Trust, Series 2004-1, Class A2,
              1.510% 07/20/07.............................................        5,008
    5,000   WFS Financial Owner Trust, Series 2004-1, Class B,
              2.340% 08/22/11.............................................        5,022
                                                                             ----------
                                                                                 92,755
                                                                             ----------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 2.4%
   15,000   American Express Credit Account Master Trust, Series 2000-3,
              Class B,
              1.440%** 11/15/07##.........................................       15,037
    2,089   Bank One Issuance Trust, Series 2002-A4, Class A4,
              2.940% 06/16/08.............................................        2,131
    4,250   Bank One Issuance Trust, Series 2003-B2, Class B2,
              1.320%** 02/17/09...........................................        4,257
    3,500   Capital One Master Trust, Series 2002-3A, Class B,
              4.550% 02/15/08.............................................        3,582
   10,000   Capital One Multi-Asset Execution Trust, Series 2002-B1, Class
              B1,
              1.770% 07/15/08##...........................................       10,062

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- (CONTINUED)
$   5,000   Chase Credit Card Master Trust, Series 2001-3, Class B,
              1.430%** 09/15/06##.........................................   $    5,001
    2,630   Chase Credit Card Master Trust, Series 2002-2, Class C,
              1.990%** 07/16/07##.........................................        2,643
    4,100   Citibank Credit Card Issuance Trust, Series 2002-A3, Class A3,
              4.400% 05/15/07##...........................................        4,236
    2,500   Discover Card Master Trust I, Series 2001-4, Class A,
              1.180%** 10/16/06##.........................................        2,500
    7,000   MBNA Master Credit Card Trust, Series 1998-F, Class A,
              1.210%** 02/15/08##.........................................        7,009
                                                                             ----------
                                                                                 56,458
                                                                             ----------
            ASSET-BACKED -- HOME EQUITY LOANS -- 3.0%
    3,140   Ameriquest Finance NIM Trust, Series 2003-N10A,
              1.350%** 08/25/08...........................................        3,140
    1,500   ARGENT Nim Trust, Series 2004-WN2, Class A,
              4.550% 04/25/34.............................................        1,500
    1,200   Block Mortgage Finance Inc., Series 1997-2, Class A6,
              1.510%** 05/25/27...........................................        1,200
      217   Bombardier Capital Mortgage Securitization, Series 1998-A,
              Class A3,
              6.230% 04/15/28.............................................          222
    4,633   CDC Mortgage Capital trust, Series 2003-HE4, Class A2,
              1.320%** 03/25/34...........................................        4,636
    9,061   Chase Funding Mortgage Loan Asset-Backed, Series 2003-6, Class
              2A1,
              1.260%** 5/25/21##..........................................        9,062
    4,954   Chase Funding Mortgage Loan Asset-Backed, Series 2004-1, Class
              1A1,
              1.200%** 11/25/18##.........................................        4,954
    1,195   Chase Funding Net Interest Margin, Series 2003-6A, Class Note,
              5.000% 01/27/35.............................................        1,193
      840   Contimortgage Home Equity Loan Trust, Series 1996-4, Class A9,
              6.880% 01/15/28.............................................          839
    2,174   Countrywide Asset-Backed Certificates, Series 2003-3, Class
              2A1,
              1.210%** 05/25/18...........................................        2,174
    4,462   Countrywide Asset-Backed Certificates, Series 2003-5, Class
              AF1B,
              1.270%** 08/25/22##.........................................        4,461
    3,693   First Alliance Mortgage Loan Trust, Series 1994-2, Class A1,
              7.625% 07/25/25##...........................................        3,690

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- (CONTINUED)
$     832   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................   $      835
    5,000   GMAC Mortgage Corporation Loan Trust, Series 2004-HE1, Class
              A1,
              1.170%** 06/25/34##.........................................        5,005
    1,741   Indymac Nim Trust SPMD, Series 2002, Class B,
              1.470%** 11/25/32...........................................        1,741
    1,046   Long Beach Mortgage Loan Trust, Series 2003-4, Class AV2,
              1.160%** 08/25/33...........................................        1,046
    1,201   Merrill Lynch Mortgage Investors, Inc., Series 2002-HE1N,
              Class N1,
              1.690%** 11/25/09...........................................        1,203
    3,022   Oakwood Mortgage Investors Inc., Series 2002-B, Class A1,
              1.320%** 05/15/13##.........................................        2,956
    6,187   Residential Asset Securities Corporation, Series 2002-KS1,
              Class AI3,
              4.988% 02/25/27##...........................................        6,216
    3,767   Residential Asset Securities Corporation, Series 2003-KS7,
              Class AI1,
              1.210%** 03/25/19##.........................................        3,767
    5,000   Securitized Asset Backed Receivables, Series 2004-OP1, Class
              A2,
              1.340%** 02/25/34##.........................................        5,000
    3,667   Structured Asset Investment Loan Trust, Series 2003-BC7, Class
              1A1,
              1.220%** 07/25/33##.........................................        3,666
                                                                             ----------
                                                                                 68,506
                                                                             ----------
            ASSET-BACKED -- OTHER -- 1.4%
    2,618   Caterpillar Financial Asset Trust, Series 2003-A, Class A2,
              1.250% 10/25/05##...........................................        2,619
   14,880   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09##...........................................       15,437
    2,261   Connecticut RRB Special Purpose Trust CL&P-1, Series 2001-1,
              Class A2,
              5.360% 03/30/07##...........................................        2,320
    3,500   Gracechurch Card Funding Plc, Series 6, Class B,
              1.292%** 02/17/09##.........................................        3,500
    9,253   Oncor Electric Delivery Transition Bond Company, Series
              2003-1, Class A1,
              2.260% 02/15/09##...........................................        9,332
                                                                             ----------
                                                                                 33,208
                                                                             ----------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $249,873).............................................      250,927
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 48

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CORPORATE BONDS AND NOTES -- 33.3%
            AEROSPACE AND DEFENSE -- 0.4%
$     487   Boeing Company,
              5.125% 02/15/13.............................................   $      506
      290   General Dynamics Corporation,
              4.500% 08/15/10(a)..........................................          303
    1,524   Goodrich (BF) Corporation,
              7.625% 12/15/12(a)..........................................        1,811
    3,782   Northrop Grumman Corporation,
              7.125% 02/15/11##...........................................        4,470
    2,200   Raytheon Company,
              5.375% 04/01/13##...........................................        2,303
                                                                             ----------
                                                                                  9,393
                                                                             ----------
            AUTOMOTIVE -- 1.7%
    6,697   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08##...........................................        6,768
    4,898   Delphi Corporation,
              6.125% 05/01/04.............................................        4,912
   10,552   Ford Motor Company,
              7.450% 07/16/31##...........................................       10,539
    1,491   Ford Motor Credit Company,
              5.800% 01/12/09.............................................        1,537
    2,817   Ford Motor Credit Company,
              7.375% 10/28/09.............................................        3,092
    4,263   General Motors Acceptance Corporation,
              6.150% 04/05/07##...........................................        4,586
    2,782   General Motors Acceptance Corporation,
              6.875% 09/15/11##...........................................        3,018
    3,628   General Motors Acceptance Corporation,
              8.000% 11/01/31##...........................................        4,016
    1,056   General Motors Corporation,
              8.250% 07/15/23(a)..........................................        1,179
                                                                             ----------
                                                                                 39,647
                                                                             ----------
            BEVERAGES -- 0.4%
    2,856   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33(a)..........................................        3,049
    5,772   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................        5,971
                                                                             ----------
                                                                                  9,020
                                                                             ----------
            BROADCASTING AND CABLE -- 1.3%
    1,829   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................        1,986
      128   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................          137
    1,550   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................        1,792
    6,456   Liberty Media Corporation,
              3.500% 09/25/06(a)..........................................        6,574
    2,159   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................        2,987
    2,179   The Walt Disney Company, MTN,
              5.500% 12/29/06(a)..........................................        2,340
    1,200   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................        1,384

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
$   1,740   Time Warner Inc.,
              8.110% 08/15/06.............................................   $    1,963
    2,472   Time Warner Inc.,
              9.125% 01/15/13.............................................        3,183
    5,525   Time Warner Inc.,
              7.625% 04/15/31##...........................................        6,464
    1,852   Viacom Inc., Class B,
              5.625% 05/01/07##...........................................        2,018
                                                                             ----------
                                                                                 30,828
                                                                             ----------
            CHEMICALS -- BASIC -- 0.2%
    1,994   The Dow Chemical Company,
              6.125% 02/01/11(a)..........................................        2,218
    1,375   The Dow Chemical Company,
              7.375% 11/01/29.............................................        1,600
                                                                             ----------
                                                                                  3,818
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.5%
    2,108   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................        2,164
    1,218   Eastman Chemical Company,
              3.250% 06/15/08.............................................        1,204
    2,428   Eastman Chemical Company,
              6.300% 11/15/18(a)..........................................        2,619
      569   Monsanto Company,
              4.000% 05/15/08.............................................          581
    1,989   Praxair, Inc.,
              4.750% 07/15/07(a)..........................................        2,120
    2,325   Praxair, Inc.,
              6.500% 03/01/08.............................................        2,625
                                                                             ----------
                                                                                 11,313
                                                                             ----------
            COMMERCIAL BANKING -- 5.8%
    3,823   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................        3,921
   10,455   Bank One Corporation,
              6.000% 08/01/08##...........................................       11,681
   10,394   Citigroup Inc.,
              7.250% 10/01/10##...........................................       12,378
    2,760   Citigroup Inc.,
              6.000% 02/21/12.............................................        3,107
    1,988   City National Corporation,
              5.125% 02/15/13.............................................        2,047
    2,999   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................        3,237
    4,151   Golden West Financial Corporation,
              4.750% 10/01/12.............................................        4,296
    7,008   J.P. Morgan Chase & Co.,
              7.250% 06/01/07##...........................................        8,015
    2,805   Key Bank N.A.,
              7.000% 02/01/11.............................................        3,282
    2,861   Mellon Funding Corporation,
              4.875% 06/15/07##...........................................        3,068
    2,167   Mellon Funding Corporation,
              6.700% 03/01/08##...........................................        2,473

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
$   7,096   National City Bank,
              4.625% 05/01/13(a)..........................................   $    7,148
    2,246   PNC Funding Corporation,
              7.000% 09/01/04.............................................        2,298
    5,628   PNC Funding Corporation,
              5.750% 08/01/06##...........................................        6,076
    5,292   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06##...........................................        5,776
      193   Regions Financial Corporation,
              6.375% 05/15/12.............................................          219
    2,174   Regions Financial Corporation,
              7.750% 09/15/24.............................................        2,715
    1,561   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................        1,586
        4   State Street Corporation,
              7.650% 06/15/10.............................................            5
       18   SunTrust Banks, Inc.,
              5.050% 07/01/07.............................................           19
    2,100   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................        2,199
    6,846   Union Planters Corporation,
              4.375% 12/01/10##...........................................        6,994
    3,654   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................        3,741
    6,752   US Bank N.A., Minnesota,
              6.375% 08/01/11##...........................................        7,751
    7,489   Wachovia Corporation,
              3.500% 08/15/08##...........................................        7,619
    1,855   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................        1,870
    6,302   Washington Mutual, Inc.,
              5.625% 01/15/07##...........................................        6,828
    6,200   Washington Mutual, Inc.,
              4.625% 04/01/14##...........................................        6,076
      175   Wells Fargo and Company,
              3.500% 04/04/08(a)..........................................          179
    6,312   Wells Fargo Financial, Inc.,
              4.875% 06/12/07(a)..........................................        6,779
                                                                             ----------
                                                                                133,383
                                                                             ----------
            COMMERCIAL SERVICES -- 0.3%
    5,056   Waste Management, Inc.,
              7.375% 08/01/10##...........................................        5,957
                                                                             ----------
            COMPUTER SERVICES -- 0.1%
    1,726   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................        1,735
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
    6,394   Hewlett-Packard Company,
              5.750% 12/15/06(a)..........................................        6,962
    3,173   International Business Machines Corporation,
              4.875% 10/01/06.............................................        3,390

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
$       7   International Business Machines Corporation,
              4.750% 11/29/12(a)..........................................   $        7
    2,037   International Business Machines Corporation,
              6.500% 01/15/28.............................................        2,273
      756   International Business Machines Corporation,
              5.875% 11/29/32.............................................          784
                                                                             ----------
                                                                                 13,416
                                                                             ----------
            CONGLOMERATES -- 0.1%
    2,108   General Electric Company,
              5.000% 02/01/13.............................................        2,207
                                                                             ----------
            CONSTRUCTION -- 0.9%
    3,662   Beazer Homes USA, Inc.,
              6.500% 11/15/13@(a).........................................        3,854
    5,018   D. R. Horton, Inc.,
              7.875% 08/15/11.............................................        5,872
    1,820   K. Hovnanian Enterprises Inc.,
              6.500% 01/15/14.............................................        1,861
    5,455   KB Home,
              5.750% 02/01/14@............................................        5,414
    3,102   Toll Brothers, Inc.,
              4.950% 03/15/14@............................................        3,056
                                                                             ----------
                                                                                 20,057
                                                                             ----------
            CONSUMER CREDIT AND MORTGAGES -- 0.9%
    4,535   American Express Company,
              5.500% 09/12/06##...........................................        4,897
    1,887   American Express Company,
              3.750% 11/20/07.............................................        1,966
    1,470   American Express Credit Corporation,
              3.000% 05/16/08.............................................        1,473
    2,090   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08##...........................................        2,055
   10,093   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06.............................................       10,821
                                                                             ----------
                                                                                 21,212
                                                                             ----------
            DEPARTMENT AND DISCOUNT STORES -- 0.7%
    2,876   Target Corporation,
              5.400% 10/01/08(a)..........................................        3,148
    1,320   Target Corporation,
              5.375% 06/15/09(a)..........................................        1,443
    3,112   Target Corporation,
              5.875% 03/01/12.............................................        3,455
    4,057   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................        4,365

                       SEE NOTES TO FINANCIAL STATEMENTS.
 50

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- (CONTINUED)
$      80   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................   $       85
    2,600   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................        2,637
                                                                             ----------
                                                                                 15,133
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 0.1%
    1,926   Fortune Brands, Inc.,
              2.875% 12/01/06(a)..........................................        1,961
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 2.2%
    1,804   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................        1,823
    4,308   Cinergy Corporation,
              6.250% 09/01/04.............................................        4,390
    3,280   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................        3,542
      912   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................          927
    2,125   Exelon Generation Company, LLC,
              5.350% 01/15/14@............................................        2,190
      553   New York State Electric & Gas,
              5.750% 05/01/23.............................................          551
      727   Ohio Edison Company,
              4.000% 05/01/08@............................................          736
      976   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................          977
    1,377   Pacific Gas and Electric Company,
              6.050% 03/01/34.............................................        1,393
    1,416   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................        1,524
    5,000   PG&E Corporation,
              6.875% 07/15/08@............................................        5,456
    7,344   Progress Energy, Inc.,
              6.050% 04/15/07.............................................        8,009
    1,205   PSEG Power LLC,
              5.500% 12/01/15.............................................        1,234
    1,701   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................        1,752
    6,330   TXU Energy Company,
              7.000% 03/15/13.............................................        7,255
    4,405   Westar Energy Inc.,
              9.750% 05/01/07.............................................        5,093
    2,703   Westar Energy, Inc.,
              7.875% 05/01/07.............................................        3,081
                                                                             ----------
                                                                                 49,933
                                                                             ----------
            ELECTRIC POWER -- NUCLEAR -- 1.6%
    4,400   American Electric Power Company, Inc.,
              5.250% 06/01/15.............................................        4,478
    7,799   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................        9,028

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
$   1,118   Duquesne Light Company,
              6.700% 04/15/12.............................................   $    1,289
      365   Energy East Corporation,
              6.750% 06/15/12.............................................          416
    2,626   FirstEnergy Corporation, Series B,
              6.450% 11/15/11.............................................        2,875
    1,341   FirstEnergy Corporation, Series C,
              7.375% 11/15/31.............................................        1,495
    4,302   MidAmerican Energy Holdings,
              5.000% 02/15/14@............................................        4,295
    1,710   Southern California Edison Company,
              5.000% 01/15/14.............................................        1,755
    1,140   Southern California Edison Company,
              6.000% 01/15/34.............................................        1,171
    3,248   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................        3,541
    1,753   Southern Power Company, Series B,
              6.250% 07/15/12.............................................        1,940
    3,516   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................        3,785
                                                                             ----------
                                                                                 36,068
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.8%
    3,970   Devon Energy Corporation,
              7.950% 04/15/32.............................................        4,919
    6,526   Pioneer Natural Resources Company,
              6.500% 01/15/08.............................................        7,268
    5,520   XTO Energy, Inc.,
              7.500% 04/15/12.............................................        6,564
                                                                             ----------
                                                                                 18,751
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 2.2%
    3,808   Associates Corporation of North America,
              6.950% 11/01/18.............................................        4,580
    2,752   CIT Group Inc.,
              7.375% 04/02/07.............................................        3,128
    1,419   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08.............................................        1,491
   10,539   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32##...........................................       12,174
    3,546   Household Finance Corporation,
              7.200% 07/15/06.............................................        3,937
    4,336   Household Finance Corporation,
              5.875% 02/01/09.............................................        4,805
    1,907   Household Finance Corporation,
              6.375% 11/27/12.............................................        2,158
    2,133   Household Finance Corporation,
              7.350% 11/27/32.............................................        2,599
    1,743   International Lease Finance Corporation,
              4.500% 05/01/08.............................................        1,830
    6,760   International Lease Finance Corporation,
              3.500% 04/01/09.............................................        6,738

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FINANCE -- MISCELLANEOUS -- (CONTINUED)
$   2,226   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................   $    2,260
    2,700   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................        2,985
    2,025   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................        2,645
                                                                             ----------
                                                                                 51,330
                                                                             ----------
            FOOD AND DRUG STORES -- 0.5%
    1,234   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................        1,297
    6,630   Fred Meyer, Inc.,
              7.450% 03/01/08.............................................        7,670
      663   The Kroger Company,
              6.800% 04/01/11.............................................          761
      804   The Kroger Company,
              6.750% 04/15/12.............................................          919
                                                                             ----------
                                                                                 10,647
                                                                             ----------
            FOOD PRODUCTS -- 0.1%
    2,435   Unilever Capital Corporation,
              6.875% 11/01/05.............................................        2,629
                                                                             ----------
            HEALTH SERVICES -- 0.5%
    2,777   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................        3,244
    6,769   Wellpoint Health Networks Inc.,
              6.375% 06/15/06##...........................................        7,372
    1,213   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................        1,369
                                                                             ----------
                                                                                 11,985
                                                                             ----------
            HEAVY MACHINERY -- 0.6%
    4,968   Caterpillar Financial Services Corporation,
              5.950% 05/01/06##...........................................        5,370
    3,142   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06##...........................................        3,154
    4,098   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05##...........................................        4,209
                                                                             ----------
                                                                                 12,733
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.1%
    1,926   Procter & Gamble Company,
              4.750% 06/15/07.............................................        2,065
                                                                             ----------
            INSURANCE -- 1.2%
      162   Allstate Financial Global Funding,
              7.125% 09/26/05@............................................          175
    1,168   Hartford Life, Inc.,
              7.375% 03/01/31(a)..........................................        1,434
      990   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................        1,010

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
$   2,213   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................   $    2,165
      938   MetLife, Inc.,
              5.375% 12/15/12.............................................          995
    1,796   MetLife, Inc.,
              6.500% 12/15/32.............................................        1,999
      934   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................        1,027
    4,754   Principal Life Global,
              6.250% 02/15/12@............................................        5,393
    1,557   Progressive Corporation,
              6.250% 12/01/32(a)..........................................        1,689
    6,773   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................        7,643
    1,605   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................        1,615
    1,095   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................        1,098
    1,219   Unitrin Inc.,
              4.875% 11/01/10.............................................        1,265
                                                                             ----------
                                                                                 27,508
                                                                             ----------
            INTEGRATED OIL -- 0.7%
    2,075   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................        2,308
    5,747   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................        6,638
    7,032   USX Corporation,
              6.650% 02/01/06.............................................        7,608
                                                                             ----------
                                                                                 16,554
                                                                             ----------
            INVESTMENT SERVICES -- 3.0%
    1,956   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................        2,133
    6,256   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................        6,460
      704   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................          762
    3,452   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................        3,856
    1,200   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................        1,252
    4,619   Goldman Sachs Group, Inc.,
              6.875% 01/15/11.............................................        5,367
    5,858   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................        6,714
      808   Goldman Sachs Group, Inc.,
              5.700% 09/01/12(a)..........................................          874
    4,997   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        5,186
    4,530   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08.............................................        5,193
    1,351   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................        1,652
    5,640   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09(a)..........................................        6,296

                       SEE NOTES TO FINANCIAL STATEMENTS.
 52

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INVESTMENT SERVICES -- (CONTINUED)
$   2,538   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................   $    2,558
    2,717   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08##...........................................        2,776
    9,009   Morgan Stanley,
              6.750% 04/15/11##...........................................       10,407
    4,203   Morgan Stanley,
              6.600% 04/01/12(a)..........................................        4,832
       51   Morgan Stanley,
              5.300% 03/01/13.............................................           54
    2,557   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08##...........................................        2,887
                                                                             ----------
                                                                                 69,259
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.1%
    1,819   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................        1,926
                                                                             ----------
            METALS AND MINING -- 0.2%
    3,385   Alcoa Inc.,
              7.375% 08/01/10.............................................        4,065
                                                                             ----------
            NATURAL GAS DISTRIBUTION -- 0.2%
    3,631   NiSource Finance Corporation,
              5.400% 07/15/14.............................................        3,750
    1,594   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................        1,692
                                                                             ----------
                                                                                  5,442
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.9%
    3,144   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................        3,372
    4,046   Duke Capital LLC,
              4.370% 03/01/09.............................................        4,091
    8,333   Kinder Morgan, Inc.,
              6.650% 03/01/05##...........................................        8,680
    3,991   Teppco Partners, LP,
              7.625% 02/15/12.............................................        4,764
                                                                             ----------
                                                                                 20,907
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.1%
    2,846   Valero Energy Corporation,
              6.875% 04/15/12.............................................        3,276
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.5%
    2,246   Champion International Corporation,
              7.350% 11/01/25.............................................        2,565
    2,317   International Paper Company,
              4.250% 01/15/09.............................................        2,377
    1,993   International Paper Company,
              5.850%** 10/30/12...........................................        2,140

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
$   1,705   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................   $    1,914
    2,710   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................        3,287
                                                                             ----------
                                                                                 12,283
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.4%
    2,485   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................        2,931
      647   News America Holdings Inc.,
              9.250% 02/01/13.............................................          850
    3,650   News America Holdings Inc.,
              8.150% 10/17/36.............................................        4,603
      166   News America Inc.,
              6.625% 01/09/08(a)..........................................          187
      840   News America Inc.,
              6.550% 03/15/33.............................................          891
      464   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................          471
                                                                             ----------
                                                                                  9,933
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    4,184   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................        4,888
                                                                             ----------
            REAL ESTATE -- 0.3%
    3,136   EOP Operating LP,
              7.000% 07/15/11.............................................        3,637
    3,822   EOP Operating LP,
              4.750% 03/15/14.............................................        3,768
      567   ERP Operating LP,
              5.200% 04/01/13.............................................          590
                                                                             ----------
                                                                                  7,995
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.9%
    5,483   Camden Property Trust,
              5.375% 12/15/13.............................................        5,679
    2,311   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................        2,611
    2,464   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        2,464
    5,439   iStar Financial, Inc.,
              4.875% 01/15/09@............................................        5,493
    5,283   Simon Property Group, Inc.,
              3.750% 01/30/09@............................................        5,365
                                                                             ----------
                                                                                 21,612
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 2.0%
      757   AT&T Corporation,
              8.050% 11/15/11.............................................          885
      526   AT&T Corporation,
              8.750% 11/15/31.............................................          620
    1,330   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................        1,620

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$   1,232   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................   $    1,598
    3,803   BellSouth Corporation,
              5.000% 10/15/06.............................................        4,060
    1,137   BellSouth Telecommunications Inc.,
              6.375% 06/01/28(a)..........................................        1,216
    7,197   SBC Communications Inc.,
              5.750% 05/02/06.............................................        7,744
    1,009   Sprint Capital Corporation,
              6.125% 11/15/08.............................................        1,112
    5,223   Sprint Capital Corporation,
              8.375% 03/15/12##...........................................        6,360
    3,977   Sprint Capital Corporation,
              8.750% 03/15/32(a)..........................................        5,027
      238   Verizon Florida Inc., Series F,
              6.125% 01/15/13.............................................          259
      159   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................          193
    5,537   Verizon New England Inc.,
              6.500% 09/15/11##...........................................        6,250
    9,157   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11##...........................................        9,854
                                                                             ----------
                                                                                 46,798
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $724,060                                                    767,667
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 3.5%
            BROADCASTING AND CABLE -- 0.0%+
      532   Rogers Cable Inc.,
              6.250% 06/15/13.............................................          550
                                                                             ----------
            BUILDING MATERIALS -- 0.1%
    2,287   Hanson Overseas BV,
              6.750% 09/15/05##...........................................        2,445
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.0%+
      754   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................          767
                                                                             ----------
            COMMERCIAL BANKING -- 0.2%
      479   Korea Development Bank,
              7.250% 05/15/06.............................................          527
    3,657   Scotland International Finance,
              4.250% 05/23/13@............................................        3,584
                                                                             ----------
                                                                                  4,111
                                                                             ----------
            DIVERSIFIED MANUFACTURING -- 0.3%
    5,461   Tyco International Group SA,
              6.375% 10/15/11##...........................................        5,973
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
    1,769   Transalta Corporation,
              5.750% 12/15/13.............................................        1,834
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            INTEGRATED OIL -- 0.6%
$   4,089   BP Capital Markets,
              2.750% 12/29/06.............................................   $    4,166
    3,495   Conoco Funding Company,
              5.450% 10/15/06.............................................        3,776
    4,830   Conoco Funding Company,
              6.350% 10/15/11.............................................        5,544
    1,087   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................        1,136
                                                                             ----------
                                                                                 14,622
                                                                             ----------
            METALS AND MINING -- 0.4%
    1,144   Alcan Inc.,
              6.450% 03/15/11.............................................        1,302
    1,448   Alcan Inc.,
              7.250% 03/15/31.............................................        1,746
    1,593   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................        1,647
    2,183   Codelco Inc.,
              5.500% 10/15/13@............................................        2,300
    1,145   Placer Dome, Inc.,
              6.450% 10/15/35@............................................        1,230
    1,451   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................        1,421
                                                                             ----------
                                                                                  9,646
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.2%
    3,371   Thomson Corporation,
              5.250% 08/15/13.............................................        3,594
                                                                             ----------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    3,339   Canadian National Railway Company,
              6.900% 07/15/28.............................................        3,947
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 1.4%
    1,726   British Telecommunications, plc,
              8.375%** 12/15/10##.........................................        2,133
      774   British Telecommunications, plc,
              8.875%** 12/15/30...........................................        1,033
    7,508   Deutsche Telekom International Finance BV,
              5.250% 07/22/13##...........................................        7,816
    3,285   Deutsche Telekom International Finance BV,
              8.250% 06/15/30##...........................................        4,307
    3,522   France Telecom SA,
              8.500% 03/01/31##...........................................        4,761
      432   Intelsat Ltd.,
              6.500% 11/01/13.............................................          465

                       SEE NOTES TO FINANCIAL STATEMENTS.
 54

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
$   3,735   Telefonos de Mexico, SA,
              4.500% 11/19/08##@..........................................   $    3,810
    7,873   Telus Corporation,
              7.500% 06/01/07##...........................................        8,955
                                                                             ----------
                                                                                 33,280
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $77,807)..............................................       80,769
                                                                             ----------
            MORTGAGE-BACKED SECURITIES -- 32.5%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.0%
    3,147   Fannie Mae, Series 2001-43, Class EG,
              6.500% 08/25/29.............................................        3,151
    8,178   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................        8,801
    8,781   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17##...........................................        9,281
       75   FNR, Series 1991-20, Class G,
              8.250% 03/25/06.............................................           78
    2,151   Freddie Mac, Series 2360, Class CH,
              6.500% 08/15/30.............................................        2,174
    4,971   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30##...........................................        4,994
    5,261   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29##...........................................        5,277
   10,745   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................          754
   10,044   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................        1,093
   10,814   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................          959
   60,183   GMAC Commercial Mortgage Securities Inc., Series 1997-C1,
              Class X, Interest Only,
              1.537%** 07/15/27##.........................................        3,256
   85,444   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30##.........................................        3,063
    2,601   Salomon Brothers Mortgage Securities VII, Series 2002-CDCA,
              Class A1
              1.370%** 11/15/13@##........................................        2,599
                                                                             ----------
                                                                                 45,480
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC)
              CERTIFICATES -- 1.6%
        2     9.000% 01/01/05.............................................            2
       86     8.000% 11/01/09-04/01/10....................................           93
      442     8.500% 11/01/26.............................................          481
   35,041     6.500% 11/01/32.............................................       36,826
                                                                             ----------
                                                                                 37,402
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 24.2%
$  40,000     4.375% 07/17/13##...........................................   $   39,490
      370     6.000% 09/01/16.............................................          390
   45,242     5.000% 03/01/18(d)..........................................       46,500
  151,134     5.000% 03/01/18(d)..........................................      155,337
      150     10.000% 09/01/18............................................          169
  117,000     6.500% 02/01/32(d)..........................................      122,887
   21,191     6.500% 05/01/32-05/01/33....................................       22,266
  169,000     5.500% 10/01/33(d)..........................................      173,120
      111     3.199%** 08/01/36...........................................          112
                                                                             ----------
                                                                                560,271
                                                                             ----------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 4.7%
      301     8.500% 12/15/05-02/15/25....................................          333
    1,228     8.000% 11/15/07-05/15/17....................................        1,294
       15     9.500% 06/15/09-09/15/09....................................           17
       17     13.000% 01/15/11-02/15/11...................................           20
    4,653     7.000% 10/01/11-01/15/30....................................        4,964
    4,823     7.500% 12/15/23-07/20/28....................................        5,203
   63,592     5.500% 12/16/33(d)..........................................       65,399
   30,967     5.500% 12/16/33(d)..........................................       31,847
                                                                             ----------
                                                                                109,077
                                                                             ----------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $752,665).............................................      752,230
                                                                             ----------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.1%
    5,494   Hellenic Republic,
              6.950% 03/04/08.............................................        6,305
       66   Ontario (Province of),
              7.000% 08/04/05##...........................................           71
    5,926   Quebec (Province of),
              7.500% 09/15/29##...........................................        7,728
    3,649   Region of Lombardy,
              5.804% 10/25/32##...........................................        3,920
    2,120   Republic of Argentina, Series 2031,
              12.000%** 06/19/31(a) (b)...................................          588
    1,649   Republic of Chile,
              5.500% 01/15/13.............................................        1,743
    3,662   Republic of Italy,
              2.750% 12/15/06.............................................        3,702
    5,780   Republic of Poland,
              5.250% 01/15/14##...........................................        6,026
    6,750   United Mexican States,
              8.375% 01/14/11##...........................................        8,204
    3,056   United Mexican States,
              6.375% 01/16/13##...........................................        3,310
    6,591   United Mexican States,
              7.500% 04/08/33##...........................................        7,184
                                                                             ----------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $45,318)..............................................       48,781
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.6%
$  10,000     2.375% 10/01/04##...........................................   $   10,064
    2,655     2.500% 03/15/06.............................................        2,693
                                                                             ----------
                                                                                 12,757
                                                                             ----------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.2%
    2,300     3.625% 11/14/08##...........................................        2,367
    2,500     3.875% 06/14/13##...........................................        2,456
                                                                             ----------
                                                                                  4,823
                                                                             ----------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.3%
    5,000     2.125% 11/15/05##...........................................        5,045
    4,000     5.500% 07/15/06.............................................        4,318
    4,000     7.100% 04/10/07.............................................        4,561
    3,634     5.750% 03/15/09.............................................        4,078
    4,078     4.500% 01/15/13.............................................        4,190
    7,510     4.875% 11/15/13##...........................................        7,870
    2,000     6.750% 03/15/31.............................................        2,416
                                                                             ----------
                                                                                 32,478
                                                                             ----------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.9%
    5,249     5.250% 01/15/09##...........................................        5,766
    4,000     3.250% 02/15/09##...........................................        4,033
    7,000     4.125% 04/15/14##...........................................        6,884
    2,567     7.250% 05/15/30##...........................................        3,275
                                                                             ----------
                                                                                 19,958
                                                                             ----------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $68,296)..............................................       70,016
                                                                             ----------
            U.S. TREASURY OBLIGATIONS -- 11.4%
            U.S. TREASURY BONDS -- 0.4%
    2,700     6.250% 08/15/23##...........................................        3,210
    6,000     5.375% 02/15/31##...........................................        6,540
                                                                             ----------
                                                                                  9,750
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            U.S. TREASURY NOTES -- 8.4%
$   9,000     1.625% 01/31/05##...........................................   $    9,039
    9,750     1.500% 02/28/05(a)..........................................        9,784
   26,000     1.625% 03/31/05##...........................................       26,123
   15,000     1.625% 04/30/05##...........................................       15,072
    5,000     1.875% 11/30/05##...........................................        5,038
   15,000     1.875% 12/31/05##...........................................       15,105
   14,000     1.875% 01/31/06##...........................................       14,093
    5,000     1.625% 02/28/06##...........................................        5,008
   14,525     2.000% 05/15/06##...........................................       14,641
    8,000     3.000% 11/15/07(a)..........................................        8,212
   46,000     3.250% 01/15/09##...........................................       47,050
    9,000     3.000% 02/15/09##...........................................        9,098
    6,030     4.250% 08/15/13##...........................................        6,249
   10,000     4.000% 02/15/14(a)..........................................       10,131
                                                                             ----------
                                                                                194,643
                                                                             ----------
            U.S. TREASURY STRIPS -- 2.6%
   50,000   Interest only,
              5.221%*** 05/15/23##........................................       18,665
   76,500   TIGR Receipts,
              4.701%*** 05/15/17##........................................       41,583
                                                                             ----------
                                                                                 60,248
                                                                             ----------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $260,925).............................................      264,641
                                                                             ----------
 SHARES
---------
            WARRANTS -- 0.0%+
              (Cost $0)
    2,898   Solutia Inc.,
              Expire 07/15/09!!(e)........................................            0++
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 56

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004

 SHARES                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT
              COMPANIES -- 30.4%
    9,509   High Yield Portfolio@@##......................................   $   93,869
  580,886   Nations Cash Reserves, Capital Class Shares#..................      580,886
    1,668   Nations Convertible Securities Fund, Primary A Shares@@.......       28,886
            TOTAL AFFILIATED INVESTMENT COMPANIES
              (Cost $694,109).............................................      703,641
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $2,873,053*)................................     127.0%   2,938,672
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (27.0)%
            Cash..........................................................   $      634
            Foreign cash (cost $93).......................................           94
            Unrealized appreciation on forward foreign exchange
              contracts...................................................        1,679
            Receivable for investment securities sold.....................       82,783
            Receivable for Fund shares sold...............................        4,876
            Dividends receivable from affiliates..........................          967
            Interest receivable...........................................       18,585
            Receivable for variation margin...............................          316
            Unrealized appreciation on swap contracts.....................        4,186
            Unrealized depreciation on forward foreign exchange
              contracts...................................................       (2,666)
            Unrealized depreciation on swap contracts.....................      (10,217)
            Collateral on securities loaned...............................      (29,334)
            Payable for Fund shares redeemed..............................       (2,686)
            Investment advisory fee payable...............................         (904)
            Administration fee payable....................................         (433)
            Shareholder servicing and distribution fees payable...........          (21)
            Distributions payable.........................................       (5,200)
            Payable for investment securities purchased...................     (685,315)
            Accrued Trustees' fees and expenses...........................          (96)
            Accrued expenses and other liabilities........................       (1,946)
                                                                             ----------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)......................     (624,698)
                                                                             ----------
            NET ASSETS..........................................     100.0%  $2,313,974
                                                                             ==========

                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $   12,558
            Accumulated net realized gain on investments sold, futures
              contracts, swaps, options and currency contracts............       12,180
            Net unrealized appreciation of investments, futures contracts,
              swaps and currency contracts................................       63,664
            Paid-in capital...............................................    2,225,572
                                                                             ----------
            NET ASSETS....................................................   $2,313,974
                                                                             ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Bond Fund

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
                                                                                (000)
----------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($2,260,518,682 / 222,182,844 shares outstanding)...........       $10.17
                                                                             ==========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($38,113,932 / 3,748,547 shares outstanding)................       $10.17
                                                                             ==========

            Maximum sales charge..........................................        3.25%
            Maximum offering price per share..............................       $10.51

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($13,518,003 / 1,329,116 shares outstanding)................       $10.17
                                                                             ==========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($1,822,967 / 179,312 shares outstanding)...................       $10.17
                                                                             ==========

---------------

 * Federal income tax information (see Note 12).

 **Variable rate note. The interest rate shown reflects the rate in effect at
   March 31, 2004.
 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

 !!Non-income producing security.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 & The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 + Amount represents less than 0.1%.

 ++Amount represents less than $500.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $29,334.

 ##All or a portion of security segregated as collateral for futures contracts, swaps and TBA.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $28,254 and $28,621, respectively.

 (b)
   Issue in default.

 (d)
   TBA (To Be Announced) -- securities purchased on a forward commitment basis.

 (e)
   Fair valued security (see Note 1).

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 58

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 3.7%
            ASSET-BACKED -- AUTO LOANS -- 2.8%
 $    656   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08##...........................................   $     676
      940   AmeriCredit Automobile Receivables Trust, Series 2004-BM,
              Class A3,
              2.070% 08/06/08##...........................................         940
      623   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................         625
       66   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................          67
      951   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05##...........................................         959
      200   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................         209
      485   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07.............................................         493
    1,391   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08##...........................................       1,404
      206   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................         208
      563   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................         572
      800   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07##...........................................         807
                                                                             ---------
                                                                                 6,960
                                                                             ---------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 0.7%
      226   American Express Credit Account Master, Series 2003-4, Class
              A,
              1.690% 01/15/09.............................................         224
    1,130   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08##...........................................       1,144
      212   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08.............................................         229
                                                                             ---------
                                                                                 1,597
                                                                             ---------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
       26   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................          26
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ASSET-BACKED -- OTHER -- 0.2%
 $    420   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................   $     436
                                                                             ---------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $8,930)...............................................       9,019
                                                                             ---------
            CORPORATE BONDS AND NOTES -- 16.5%
            AEROSPACE AND DEFENSE -- 0.3%
      108   Boeing Company,
              5.125% 02/15/13.............................................         112
       19   General Dynamics Corporation,
              4.500% 08/15/10.............................................          20
       91   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................         108
      204   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................         241
      125   Raytheon Company,
              5.375% 04/01/13.............................................         131
                                                                             ---------
                                                                                   612
                                                                             ---------
            AUTOMOTIVE -- 0.8%
      443   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................         448
      124   Delphi Corporation,
              6.125% 05/01/04.............................................         124
      531   Ford Motor Company,
              7.450% 07/16/31.............................................         531
      256   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................         275
      166   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................         180
      304   General Motors Acceptance Corporation,
              8.000% 11/01/31.............................................         336
                                                                             ---------
                                                                                 1,894
                                                                             ---------
            BEVERAGES -- 0.2%
      176   Anheuser-Busch Companies, Inc.,
              5.950% 01/15/33.............................................         188
      349   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................         361
                                                                             ---------
                                                                                   549
                                                                             ---------
            BROADCASTING AND CABLE -- 0.7%
      110   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................         119
       18   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................          19
       94   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................         109
      385   Liberty Media Corporation,
              3.500% 09/25/06.............................................         392
      135   Tele-Communications, Inc., Class A,
              9.875% 06/15/22.............................................         187
      129   The Walt Disney Company, MTN,
              5.500% 12/29/06(a)..........................................         139

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 $    181   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................   $     209
       11   Time Warner Inc.,
              8.110% 08/15/06.............................................          12
       45   Time Warner Inc.,
              9.125% 01/15/13.............................................          58
      366   Time Warner Inc.,
              7.625% 04/15/31.............................................         428
      110   Viacom Inc., Class B,
              5.625% 05/01/07.............................................         120
                                                                             ---------
                                                                                 1,792
                                                                             ---------
            CHEMICALS -- BASIC -- 0.1%
       92   The Dow Chemical Company,
              6.125% 02/01/11.............................................         102
       68   The Dow Chemical Company,
              7.375% 11/01/29.............................................          79
                                                                             ---------
                                                                                   181
                                                                             ---------
            CHEMICALS -- SPECIALTY -- 0.3%
      115   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................         118
       69   Eastman Chemical Company,
              3.250% 06/15/08.............................................          68
      145   Eastman Chemical Company,
              6.300% 11/15/18.............................................         156
       30   Monsanto Company,
              4.000% 05/15/08.............................................          31
      283   Praxair, Inc.,
              6.900% 11/01/06##...........................................         316
      101   Praxair, Inc.,
              4.750% 07/15/07.............................................         108
       32   Praxair, Inc.,
              6.500% 03/01/08.............................................          36
                                                                             ---------
                                                                                   833
                                                                             ---------
            COMMERCIAL BANKING -- 3.0%
      223   AmSouth Bank N.A.,
              4.850% 04/01/13##...........................................         229
      623   Bank One Corporation,
              6.000% 08/01/08##...........................................         695
      621   Citigroup Inc.,
              7.250% 10/01/10##...........................................         739
      167   Citigroup Inc.,
              6.000% 02/21/12.............................................         188
      106   City National Corporation,
              5.125% 02/15/13.............................................         109
      157   FleetBoston Financial Corporation,
              7.250% 09/15/05 >...........................................         169
      223   Golden West Financial Corporation,
              4.750% 10/01/12.............................................         231
      345   J.P. Morgan Chase & Co.,
              7.250% 06/01/07##...........................................         395
      122   Key Bank N.A.,
              7.000% 02/01/11.............................................         143
       70   Mellon Funding Corporation,
              4.875% 06/15/07.............................................          75
       40   Mellon Funding Corporation,
              6.700% 03/01/08.............................................          46

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $    418   National City Bank,
              4.625% 05/01/13##...........................................   $     421
       94   PNC Funding Corporation,
              7.000% 09/01/04.............................................          96
      156   PNC Funding Corporation,
              5.750% 08/01/06.............................................         168
      125   Popular North America Inc.,
              4.250% 04/01/08.............................................         130
      114   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................         124
       70   Regions Financial Corporation,
              7.750% 09/15/24.............................................          87
       86   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................          87
      125   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................         131
      187   U.S. Bancorp, MTN, Series N,
              5.100% 07/15/07.............................................         203
      418   Union Planters Corporation,
              4.375% 12/01/10##...........................................         427
      181   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................         185
      358   US Bank N.A., Minnesota,
              6.375% 08/01/11##...........................................         411
      382   Wachovia Corporation,
              3.500% 08/15/08##...........................................         389
      116   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................         117
      210   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................         228
      402   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................         394
      334   Wells Fargo Financial, Inc.,
              4.875% 06/12/07##...........................................         359
                                                                             ---------
                                                                                 6,976
                                                                             ---------
            COMMERCIAL SERVICES -- 0.1%
      139   Waste Management, Inc.,
              7.375% 08/01/10.............................................         164
                                                                             ---------
            COMPUTER SERVICES -- 0.0%+
      105   SunGard Data Systems Inc.,
              4.875% 01/15/14@............................................         106
                                                                             ---------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.3%
      383   Hewlett-Packard Company,
              5.750% 12/15/06##...........................................         417
      188   International Business Machines Corporation,
              4.875% 10/01/06##...........................................         201
       39   International Business Machines Corporation,
              4.750% 11/29/12.............................................          40

                       SEE NOTES TO FINANCIAL STATEMENTS.
 60

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            COMPUTERS AND OFFICE EQUIPMENT -- (CONTINUED)
 $    122   International Business Machines Corporation,
              6.500% 01/15/28.............................................   $     136
       17   International Business Machines Corporation,
              5.875% 11/29/32.............................................          18
                                                                             ---------
                                                                                   812
                                                                             ---------
            CONGLOMERATES -- 0.1%
      143   General Electric Company,
              5.000% 02/01/13.............................................         150
                                                                             ---------
            CONSTRUCTION -- 0.1%
      200   Toll Brothers, Inc.,
              4.950% 03/15/14@............................................         197
                                                                             ---------
            CONSUMER CREDIT AND MORTGAGES -- 0.5%
      325   American Express Company,
              5.500% 09/12/06##...........................................         351
      102   American Express Company,
              3.750% 11/20/07##...........................................         106
       78   American Express Credit Corporation,
              3.000% 05/16/08##...........................................          78
      118   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08##...........................................         116
      541   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06##...........................................         580
                                                                             ---------
                                                                                 1,231
                                                                             ---------
            DEPARTMENT AND DISCOUNT STORES -- 0.3%
      145   Target Corporation,
              5.400% 10/01/08.............................................         159
       40   Target Corporation,
              5.375% 06/15/09.............................................          44
      135   Target Corporation,
              5.875% 03/01/12.............................................         150
      166   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................         178
      142   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................         144
                                                                             ---------
                                                                                   675
                                                                             ---------
            DIVERSIFIED MANUFACTURING -- 0.0%+
      114   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................         116
                                                                             ---------
            ELECTRIC POWER -- NON NUCLEAR -- 0.8%
       95   Appalachian Power Company, Series G,
              3.600% 05/15/08##...........................................          96
      242   Cinergy Corporation,
              6.250% 09/01/04##...........................................         247

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $    195   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05##...........................................   $     211
       55   Dominion Resources, Inc.,
              5.000% 03/15/13##...........................................          56
       29   New York State Electric & Gas,
              5.750% 05/01/23##...........................................          29
       38   Ohio Edison Company,
              4.000% 05/01/08##@..........................................          38
       63   Pacific Gas and Electric Company,
              4.200% 03/01/11##...........................................          63
       89   Pacific Gas and Electric Company,
              6.050% 03/01/34##...........................................          90
      106   Pepco Holdings, Inc.,
              3.750% 02/15/06##...........................................         109
        9   Pepco Holdings, Inc.,
              5.500% 08/15/07##...........................................          10
      374   Progress Energy, Inc.,
              6.050% 04/15/07##...........................................         408
       72   PSEG Power LLC,
              5.500% 12/01/15##...........................................          74
      101   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08##...........................................         104
      373   TXU Energy Company,
              7.000% 03/15/13##...........................................         426
                                                                             ---------
                                                                                 1,961
                                                                             ---------
            ELECTRIC POWER -- NUCLEAR -- 0.8%
      260   American Electric Power Company, Inc.,
              5.250% 06/01/15##...........................................         265
      469   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13##...........................................         542
       68   Duquesne Light Company,
              6.700% 04/15/12##...........................................          78
       23   Energy East Corporation,
              6.750% 06/15/12##...........................................          26
      147   FirstEnergy Corporation, Series B,
              6.450% 11/15/11##...........................................         161
       92   FirstEnergy Corporation, Series C,
              7.375% 11/15/31##...........................................         103
      305   MidAmerican Energy Holdings Company,
              5.000% 02/15/14@............................................         305
      102   Southern California Edison Company,
              5.000% 01/15/14##...........................................         105
       68   Southern California Edison Company,
              6.000% 01/15/34##...........................................          70
      190   Southern Company Capital Funding, Series A,
              5.300% 02/01/07##...........................................         207

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
 w$    58   Southern Power Company, Series B,
              6.250% 07/15/12.............................................   $      64
       90   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................          97
                                                                             ---------
                                                                                 2,023
                                                                             ---------
            EXPLORATION AND PRODUCTION -- 0.1%
      250   Devon Energy Corporation,
              7.950% 04/15/32.............................................         310
                                                                             ---------
            FINANCE -- MISCELLANEOUS -- 1.3%
      228   Associates Corporation of North America,
              6.950% 11/01/18.............................................         274
      155   CIT Group Inc.,
              7.375% 04/02/07.............................................         176
       83   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08(a)..........................................          87
      631   General Electric Capital Corporation, MTN, Series A,
              6.750% 03/15/32.............................................         729
      211   Household Finance Corporation,
              7.200% 07/15/06.............................................         234
      193   Household Finance Corporation,
              5.875% 02/01/09.............................................         214
      120   Household Finance Corporation,
              6.375% 11/27/12.............................................         136
      150   Household Finance Corporation,
              7.350% 11/27/32.............................................         183
       89   International Lease Finance Corporation,
              4.500% 05/01/08.............................................          93
      438   International Lease Finance Corporation,
              3.500% 04/01/09##...........................................         437
      136   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................         138
      140   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................         155
      122   National Rural Utilities Cooperative Finance Corporation, MTN,
              Series C,
              8.000% 03/01/32.............................................         159
                                                                             ---------
                                                                                 3,015
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FOOD AND DRUG STORES -- 0.2%
 $     72   Fred Meyer, Inc.,
              7.375% 03/01/05.............................................   $      76
      335   Fred Meyer, Inc.,
              7.450% 03/01/08##...........................................         387
       33   The Kroger Company,
              6.800% 04/01/11.............................................          38
       40   The Kroger Company,
              6.750% 04/15/12.............................................          46
                                                                             ---------
                                                                                   547
                                                                             ---------
            FOOD PRODUCTS -- 0.0%+
       66   Unilever Capital Corporation,
              6.8757% 11/01/05............................................          71
                                                                             ---------
            HEALTH SERVICES -- 0.2%
      143   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................         167
      330   Wellpoint Health Networks Inc.,
              6.375% 06/15/06##...........................................         360
       42   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................          47
                                                                             ---------
                                                                                   574
                                                                             ---------
            HEAVY MACHINERY -- 0.3%
      239   Caterpillar Financial Services Corporation,
              5.950% 05/01/06##...........................................         258
      186   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06##...........................................         187
      244   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05##...........................................         251
                                                                             ---------
                                                                                   696
                                                                             ---------
            HOUSEHOLD PRODUCTS -- 0.0%+
       63   Procter & Gamble Company,
              4.750% 06/15/07.............................................          68
                                                                             ---------
            INSURANCE -- 0.6%
       73   Hartford Life, Inc.,
              7.375% 03/01/31.............................................          90
       59   Marsh & McLennan Companies, Inc.,
              5.875% 08/01/33.............................................          60
      127   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................         124
       99   MetLife, Inc.,
              5.375% 12/15/12.............................................         105
      101   MetLife, Inc.,
              6.500% 12/15/32.............................................         112
       44   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................          48
      244   Principal Life Global,
              6.250% 02/15/12@............................................         277
       81   Progressive Corporation,
              6.250% 12/01/32.............................................          88
      388   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................         439

                       SEE NOTES TO FINANCIAL STATEMENTS.
 62

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 $     78   The Hartford Financial Services Group, Inc.,
              2.375% 06/01/06.............................................   $      78
       68   The Hartford Financial Services Group, Inc.,
              4.625% 07/15/13@............................................          68
       72   Unitrin Inc.,
              4.875% 11/01/10.............................................          75
                                                                             ---------
                                                                                 1,564
                                                                             ---------
            INTEGRATED OIL -- 0.3%
      123   Pemex Project Funding Master Trust,
              7.375% 12/15/14.............................................         137
      359   Pemex Project Funding Master Trust,
              8.625%** 02/01/22...........................................         415
      246   USX Corporation,
              6.650% 02/01/06##...........................................         266
                                                                             ---------
                                                                                   818
                                                                             ---------
            INVESTMENT SERVICES -- 1.8%
      116   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................         127
      388   Bear Stearns Companies Inc.,
              4.500% 10/28/10##...........................................         401
       42   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................          45
      201   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11##...........................................         225
       86   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................          90
      302   Goldman Sachs Group, Inc.,
              6.875% 01/15/11##...........................................         351
      301   Goldman Sachs Group, Inc.,
              6.600% 01/15/12##...........................................         345
       87   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................          94
      360   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08##...........................................         374
      248   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08##...........................................         284
      144   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................         176
      245   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09##...........................................         273
      154   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................         157
      451   Morgan Stanley,
              6.750% 04/15/11##...........................................         520
      229   Morgan Stanley,
              6.600% 04/01/12.............................................         263
      148   Morgan Stanley,
              5.300% 03/01/13.............................................         155
      159   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................         180
                                                                             ---------
                                                                                 4,060
                                                                             ---------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.0%+
 $    113   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................   $     120
                                                                             ---------
            METALS AND MINING -- 0.1%
      181   Alcoa Inc.,
              7.375% 08/01/10.............................................         217
                                                                             ---------
            NATURAL GAS DISTRIBUTION -- 0.1%
      223   NiSource Finance Corporation,
              5.400% 07/15/14.............................................         230
       96   Southern California Gas Company, Series HH,
              5.450% 04/15/18.............................................         102
                                                                             ---------
                                                                                   332
                                                                             ---------
            NATURAL GAS PIPELINES -- 0.4%
      201   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................         216
      276   Duke Capital LLC,
              4.370% 03/01/09.............................................         279
      169   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................         176
      244   Teppco Partners, LP,
              7.625% 02/15/12.............................................         291
                                                                             ---------
                                                                                   962
                                                                             ---------
            OIL REFINING AND MARKETING -- 0.1%
      164   Valero Energy Corporation,
              6.875% 04/15/12.............................................         189
                                                                             ---------
            PAPER AND FOREST PRODUCTS -- 0.8%
      132   Champion International Corporation,
              7.350% 11/01/25.............................................         151
    1,000   Fort James Corporation,
              4.750% 06/29/04.............................................       1,231
      132   International Paper Company,
              4.250% 01/15/09.............................................         135
      118   International Paper Company,
              5.850%** 10/30/12...........................................         127
      100   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................         112
      174   MeadWestvaco Corporation,
              8.200% 01/15/30.............................................         211
                                                                             ---------
                                                                                 1,967
                                                                             ---------
            PUBLISHING AND ADVERTISING -- 0.2%
       80   Knight-Ridder, Inc.,
              7.125% 06/01/11.............................................          94
       49   News America Holdings Inc.,
              9.250% 02/01/13.............................................          64
      204   News America Holdings Inc.,
              8.150% 10/17/36.............................................         258

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- (CONTINUED)
 $     64   News America Inc.,
              6.550% 03/15/33.............................................   $      68
       30   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................          30
                                                                             ---------
                                                                                   514
                                                                             ---------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      212   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................         248
                                                                             ---------
            REAL ESTATE -- 0.2%
      180   EOP Operating LP,
              7.000% 07/15/11##...........................................         209
      268   EOP Operating LP,
              4.750% 03/15/14##...........................................         264
       27   ERP Operating LP,
              5.200% 04/01/13.............................................          28
                                                                             ---------
                                                                                   501
                                                                             ---------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.2%
      326   Camden Property Trust,
              5.375% 12/15/13.............................................         337
      120   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................         136
       98   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................          98
                                                                             ---------
                                                                                   571
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 1.1%
       46   AT&T Corporation,
              8.050% 11/15/11.............................................          54
       32   AT&T Corporation,
              8.750% 11/15/31.............................................          38
       69   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................          84
       80   AT&T Wireless Services Inc.,
              8.750% 03/01/31.............................................         104
      223   BellSouth Corporation,
              5.000% 10/15/06.............................................         238
       76   BellSouth Telecommunications Inc.,
              6.375% 06/01/28.............................................          81
      430   SBC Communications Inc.,
              5.750% 05/02/06##...........................................         463
       51   Sprint Capital Corporation,
              6.125% 11/15/08.............................................          56
      268   Sprint Capital Corporation,
              8.375% 03/15/12.............................................         326
      237   Sprint Capital Corporation,
              8.750% 03/15/32.............................................         300
      172   Verizon Global Funding Corporation,
              7.750% 12/01/30.............................................         209
      478   Verizon New England Inc.,
              6.500% 09/15/11##...........................................         539

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $    116   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11##...........................................   $     125
                                                                             ---------
                                                                                 2,617
                                                                             ---------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $38,723)..............................................      40,233
                                                                             ---------
            FOREIGN BONDS AND NOTES -- 1.7%
            BROADCASTING AND CABLE -- 0.0%+
       30   Rogers Cable Inc.,
              6.250% 06/15/13.............................................          31
                                                                             ---------
            BUILDING MATERIALS -- 0.1%
      137   Hanson Overseas BV,
              6.750% 09/15/05.............................................         146
                                                                             ---------
            CHEMICALS -- SPECIALTY -- 0.0%+
       15   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................          15
                                                                             ---------
            COMMERCIAL BANKING -- 0.1%
      203   Scotland International Finance,
              4.250% 05/23/13@............................................         199
                                                                             ---------
            ELECTRIC POWER -- NON NUCLEAR -- 0.0%+
      104   Transalta Corporation,
              5.750% 12/15/13.............................................         108
                                                                             ---------
            INTEGRATED OIL -- 0.3%
      243   BP Capital Markets,
              2.750% 12/29/06.............................................         248
      209   Conoco Funding Company,
              5.450% 10/15/06##...........................................         226
      259   Conoco Funding Company,
              6.350% 10/15/11##...........................................         297
       64   Suncor Energy, Inc.,
              5.950% 12/01/34.............................................          67
                                                                             ---------
                                                                                   838
                                                                             ---------
            METALS AND MINING -- 0.2%
       87   Alcan Inc.,
              6.450% 03/15/11.............................................          99
       82   Alcan Inc.,
              7.250% 03/15/31.............................................          99
       84   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................          87
      132   Codelco Inc.,
              5.500% 10/15/13@............................................         139
       68   Placer Dome, Inc.,
              6.450% 10/15/35@............................................          73
       87   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................          85
                                                                             ---------
                                                                                   582
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 64

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.1%
 $    204   Thomson Corporation,
              5.250% 08/15/13.............................................   $     218
                                                                             ---------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
      192   Canadian National Railway Company,
              6.900% 07/15/28.............................................         227
                                                                             ---------
            TELECOMMUNICATIONS SERVICES -- 0.8%
       91   British Telecommunications, plc,
              8.375%** 12/15/10...........................................         112
       43   British Telecommunications, plc,
              8.875%** 12/15/30...........................................          57
      397   Deutsche Telekom International Finance BV,
              5.250% 07/22/13.............................................         413
      249   Deutsche Telekom International Finance BV,
              8.750% 06/15/30.............................................         326
      190   France Telecom SA,
              8.500% 03/01/31.............................................         257
       26   Intelsat Ltd.,
              6.500% 11/01/13.............................................          28
      486   Telus Corporation,
              7.500% 06/01/07.............................................         554
                                                                             ---------
                                                                                 1,747
                                                                             ---------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $3,989)...............................................       4,111
                                                                             ---------
            MORTGAGE-BACKED SECURITIES -- 19.6%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 0.8%
       67   Fannie Mae, Series 2001-43, Class EG,
              6.500% 08/25/29.............................................          67
      521   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17.............................................         560
      558   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................         589
      262   Freddie Mac, Series 2420, Class EC,
              6.500% 03/15/30.............................................         263
      276   Freddie Mac, Series 2434, Class PN,
              6.500% 05/15/29.............................................         277
      637   Freddie Mac, Series 2632, Class YI,
              5.500% 08/15/22.............................................          45
      613   Freddie Mac, Series 2664, Class IO,
              5.500% 05/15/27.............................................          67
      639   Freddie Mac, Series 2692, Class IA,
              5.500% 01/15/23.............................................          57
    2,600   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................          93
                                                                             ---------
                                                                                 2,018
                                                                             ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 16.3%
    2,378     4.375% 07/17/13.............................................       2,348
    2,500     5.000% 03/01/18(d)..........................................       2,570

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- (CONTINUED)
 $  1,617     5.000% 03/01/18(d)..........................................   $   1,662
   10,070     5.000% 03/01/18(d)..........................................      10,350
      552     6.500% 12/01/31-05/01/33....................................         581
   10,982     6.500% 02/01/32(d)..........................................      11,534
   10,529     5.500% 10/01/33(d)..........................................      10,785
                                                                             ---------
                                                                                39,830
                                                                             ---------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 2.5%
    1,325     5.500% 12/16/33(d)..........................................       1,363
    4,483     5.500% 12/16/33(d)..........................................       4,610
                                                                             ---------
                                                                                 5,973
                                                                             ---------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $47,777)..............................................      47,821
                                                                             ---------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 12.4%
    7,025   Federal Republic of Brazil,
              2.125%** 04/15/12##.........................................       6,148
    1,250   Federal Republic of Brazil,
              12.750% 01/15/20............................................       1,525
      314   Hellenic Republic,
              6.950% 03/04/08.............................................         360
      400   Malaysia,
              7.500% 07/15/11.............................................         481
      342   Quebec (Province of),
              7.500% 09/15/29.............................................         446
      216   Region of Lombardy,
              5.804% 10/25/32.............................................         232
    1,749   Republic of Argentina, Series 2031,
              12.000%** 06/19/31(b).......................................         485
      300   Republic of Bulgaria,
              8.250% 01/15/15@............................................         366
       46   Republic of Chile,
              5.500% 01/15/13.............................................          49
      831   Republic of Colombia,
              9.750% 04/09/11.............................................         971
      300   Republic of Colombia,
              10.750% 01/15/13............................................         360
      100   Republic of Ecuador,
              12.000% 11/15/12@...........................................         102
      550   Republic of Ecuador,
              (7.000%) due 08/15/30
              8.000% beginning 08/15/04...................................         490
      218   Republic of Italy,
              2.750% 12/15/06.............................................         220
      500   Republic of Panama,
              9.625% 02/08/11.............................................         595
      728   Republic of Peru,
              5.000%** 03/07/17...........................................         673
    1,200   Republic of Philippines,
              8.875% 04/15/08.............................................       1,299
      200   Republic of Philippines,
              10.625% 03/16/25............................................         218

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- (CONTINUED)
 w$   342   Republic of Poland,
              5.250% 01/15/14.............................................   $     357
   12,500(e) Republic of South Africa,
              10.000% 02/28/08............................................       2,004
      500   Republic of South Africa,
              7.375% 04/25/12.............................................         581
      500   Republic of Turkey,
              12.375% 06/15/09............................................         643
      750   Republic of Turkey,
              11.500% 01/23/12............................................         967
      762   Republic of Venezuela,
              2.125%** 12/18/07...........................................         719
      250   Republic of Venezuela,
              9.250% 09/15/27.............................................         222
    4,800   Russian Federation,
              (5.000%) due 03/31/30
              7.500% beginning 03/31/07##.................................       4,807
      400   United Mexican States,
              8.375% 01/14/11.............................................         486
      181   United Mexican States,
              6.375% 01/16/13.............................................         196
    2,050   United Mexican States,
              11.500% 05/15/26##..........................................       3,157
      391   United Mexican States,
              7.500% 04/08/33.............................................         426
      550   United Mexican States, Series A,
              9.875% 02/01/10.............................................         707
                                                                             ---------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $27,119)..............................................      30,292
                                                                             ---------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 3.4%
            FEDERAL FARM CREDIT BANK (FFCB) -- 0.1%
      280     2.500% 03/15/06.............................................         284
                                                                             ---------
            FEDERAL HOME LOAN BANK (FHLB) -- 0.3%
      300     2.000% 02/13/06.............................................         302
      300     3.625% 11/14/08.............................................         308
                                                                             ---------
                                                                                   610
                                                                             ---------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.8%
      750     4.250% 06/15/05.............................................         776
    1,000     1.875% 02/15/06.............................................       1,004
      546     4.875% 03/15/07-11/15/13....................................         580
      680     5.125% 10/15/08.............................................         743

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- (CONTINUED)
 $    550     5.750% 03/15/09.............................................   $     617
      736     6.750% 03/15/31.............................................         890
                                                                             ---------
                                                                                 4,610
                                                                             ---------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 0.5%
      394     2.625% 11/15/06.............................................         399
      490     4.375% 09/15/12.............................................         501
      350     4.375% 03/15/13(a)..........................................         357
                                                                             ---------
                                                                                 1,257
                                                                             ---------
            STUDENT LOAN MARKETING ASSOCIATION (SLMA) -- 0.7%
    1,500     5.250% 03/15/06.............................................       1,600
                                                                             ---------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $8,153)...............................................       8,361
                                                                             ---------
            U.S. TREASURY OBLIGATIONS -- 12.8%
            U.S. TREASURY BONDS -- 1.2%
    2,280     6.250% 08/15/23##...........................................       2,710
      150     5.375% 02/15/31##...........................................         164
                                                                             ---------
                                                                                 2,874
                                                                             ---------
            U.S. TREASURY NOTES -- 6.6%
    3,000     1.625% 04/30/05##...........................................       3,014
      100     1.875% 01/31/06.............................................         101
      750     2.625% 11/15/06.............................................         765
    4,000     3.250% 08/15/07(a)##........................................       4,142
      500     3.000% 11/15/07(a)..........................................         513
    3,500     3.250% 01/15/09##...........................................       3,580
    3,800     4.250% 08/15/13##...........................................       3,938
                                                                             ---------
                                                                                16,053
                                                                             ---------
            U.S. TREASURY STRIPS -- 5.0%
    2,650   Interest only,
              5.221%*** 05/15/23##........................................         989
    5,300   Principal only,
              1.874%*** 11/15/06##........................................       5,047
    7,000   Principal only,
              2.762%*** 11/15/08##........................................       6,168
                                                                             ---------
                                                                                12,204
                                                                             ---------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $30,604)..............................................      31,131
                                                                             ---------
            SHORT TERM INVESTMENTS -- 0.0%+
            U.S. TREASURY BILLS -- 0.0%+
              (Cost $65)
       65     0.993%*** 08/12/04##........................................          65
                                                                             ---------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 66

NATIONS FUNDS

Nations Strategic Income Fund

  STATEMENT OF NET ASSETS  (CONTINUED)                        MARCH 31, 2004

 SHARES                                                                        VALUE
  (000)                                                                        (000)
---------------------------------------------------------------------------------------
            AFFILIATED INVESTMENT COMPANIES -- 48.3%
    6,898   High Yield Portfolio@@........................................   $  68,093
   49,364   Nations Cash Reserves, Capital Class Shares#..................      49,364
                                                                             ---------
            TOTAL INVESTMENT COMPANIES
              (Cost $117,064).............................................     117,457
                                                                             ---------
            TOTAL INVESTMENTS
              (Cost $282,424*)..................................     118.4%    288,490
                                                                             ---------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (18.4)%
            Cash..........................................................   $     121
            Unrealized appreciation on forward foreign exchange
              contracts...................................................         229
            Receivable for investment securities sold.....................       4,463
            Receivable for Fund shares sold...............................         159
            Dividends receivable..........................................         412
            Interest receivable...........................................       1,506
            Receivable for variation margin...............................          13
            Unrealized appreciation on swap contracts.....................         152
            Unrealized depreciation on forward foreign exchange
              contracts...................................................        (622)
            Unrealized depreciation on swap contracts.....................        (225)
            Collateral on securities loaned...............................      (1,451)
            Payable for Fund shares redeemed..............................        (303)
            Investment advisory fee payable...............................         (83)
            Administration fee payable....................................         (46)
            Shareholder servicing and distribution fees payable...........         (40)
            Distributions payable.........................................        (618)
            Payable for investment securities purchased...................     (48,264)
            Accrued Trustees' fees and expenses...........................         (60)
            Accrued expenses and other liabilities........................        (202)
                                                                             ---------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................     (44,859)
                                                                             ---------
            NET ASSETS..........................................     100.0%  $ 243,631
                                                                             =========
            NET ASSETS CONSIST OF:
            Undistributed net investment income...........................   $     795
            Accumulated net realized loss on investments sold, futures
              contracts, swaps, options and currency contracts............     (13,733)
            Net unrealized appreciation of investments, futures contracts,
              swaps and currency contracts................................       5,669
            Paid-in capital...............................................     250,900
                                                                             ---------
            NET ASSETS....................................................   $ 243,631
                                                                             =========

                                                                               VALUE
---------------------------------------------------------------------------------------
            PRIMARY A SHARES:
            Net asset value, offering and redemption price per share
              ($172,932,306 / 16,853,404 shares outstanding)..............      $10.26
                                                                             =========
            INVESTOR A SHARES:
            Net asset value and redemption price per share
              ($32,481,575 / 3,168,696 shares outstanding)................      $10.25
                                                                             =========

            Maximum sales charge..........................................       4.75%
            Maximum offering price per share..............................      $10.76

            INVESTOR B SHARES:
            Net asset value and offering price per share&
              ($34,536,704 / 3,367,055 shares outstanding)................      $10.26
                                                                             =========
            INVESTOR C SHARES:
            Net asset value and offering price per share&
              ($3,680,751 / 359,065 shares outstanding)...................      $10.25
                                                                             =========

---------------
 *Federal income tax information (see Note 12).

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 @@
  Mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

 >Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 +Amount represents less than 0.1%.

 #Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 11). The portion that represents cash collateral is $1,451.

 ##
  All or a portion of security segregated as collateral for futures contracts, swaps and TBA.

 (a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $1,400 and $1,413, respectively.

 (b)
  Issue in default.

 (d)
  TBA (To Be Announced) Securities purchased on a forward commitment basis.

 (e)
  Principal amount denominated in South African Rand.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

Nations High Yield Bond Fund

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


                                                                          VALUE
                                                                          (000)
-----------------------------------------------------------------------------------
      INVESTMENT COMPANIES -- 100.5%
      Investment in Nations Master Investment Trust, High Yield Bond
        Master Portfolio*...........................................   $ 1,175,559
                                                                       -----------
      TOTAL INVESTMENTS...................................     100.5%    1,175,559
                                                                       -----------
      OTHER ASSETS AND
        LIABILITIES (NET).................................      (0.5)%
      Receivable for Fund shares sold...............................   $     3,712
      Payable for Fund shares redeemed..............................        (8,617)
      Administration fee payable....................................          (183)
      Shareholder servicing and distribution fees payable...........          (212)
      Accrued Trustees' fees and expenses...........................           (27)
      Accrued expenses and other liabilities........................          (151)
                                                                       -----------
      TOTAL OTHER ASSETS AND
        LIABILITIES (NET)...........................................        (5,478)
                                                                       -----------
      NET ASSETS..........................................     100.0%  $ 1,170,081
                                                                       ===========
      NET ASSETS CONSIST OF:
      Undistributed net investment income...........................   $       166
      Accumulated net realized gain on investments sold.............        27,476
      Net unrealized appreciation of investments....................        94,374
      Paid-in capital...............................................     1,048,065
                                                                       -----------
      NET ASSETS....................................................   $ 1,170,081
                                                                       ===========
      PRIMARY A SHARES:
      Net asset value, offering and redemption price per share
        ($798,397,741 / 81,012,178 shares outstanding)..............         $9.86
                                                                       ===========
      INVESTOR A SHARES:
      Net asset value and redemption price per share
        ($163,915,883 / 16,743,907 shares outstanding)..............         $9.79
                                                                       ===========

      Maximum sales charge..........................................         4.75%
      Maximum offering price per share..............................        $10.28

      INVESTOR B SHARES:
      Net asset value and offering price per share&
        ($144,761,714 / 14,811,902 shares outstanding)..............         $9.77
                                                                       ===========
      INVESTOR C SHARES:
      Net asset value and offering price per share&
        ($63,005,378 / 6,471,418 shares
        outstanding)................................................         $9.74
                                                                       ===========

---------------

 *The financial statements of the High Yield Bond Master Portfolio, including its portfolio of investments, are included elsewhere within this report and should be read in conjunction with the High Yield Bond Fund's financial statements.

 &The redemption price per share is equal to net asset value less any applicable contingent deferred sales charge.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 68

                      [This page intentionally left blank]

NATIONS FUNDS

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004

                                                                                     SHORT-
                                                                SHORT-TERM        INTERMEDIATE
                                                                  INCOME           GOVERNMENT
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       28,826     $       12,945
Dividends...................................................              --                 --
Dividend income from affiliated funds.......................             446                421
Securities lending..........................................              82                 71
Allocated from portfolio:
Interest+...................................................              --                 --
Dividends (Net of foreign withholding taxes of $0, $0, $0,
  $0, $0, $0 and $1, respectively)+.........................              --                 --
Dividend income from affiliated funds+......................              --                 --
Securities lending+.........................................              --                 --
Expenses+...................................................              --                 --
                                                              --------------     --------------
    Total investment income.................................          29,354             13,437
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,258              1,370
Administration fee..........................................           2,389              1,004
Transfer agent fees.........................................             354                140
Custodian fees..............................................              66                 25
Legal and audit fees........................................               4                 --
Registration and filing fees................................              61                 58
Trustees' fees and expenses.................................              25                 24
Printing expense............................................              48                 --
Other.......................................................               5                 --
Non-recurring costs (see Note 14)...........................             277                117
Cost assumed by Bank of America Corporation (see Note 14)...            (277)              (117)
                                                              --------------     --------------
    Subtotal................................................           6,210              2,621
Shareholder servicing and distribution fees:
  Investor A Shares.........................................             329                110
  Investor B Shares.........................................              19                327
  Investor C Shares.........................................             437                100
                                                              --------------     --------------
    Total expenses..........................................           6,995              3,158
Fees waived by investment advisor, administrator and/or
  distributor (see Note 2)..................................          (1,086)                --
Fees reduced by credits allowed by the custodian (see Note
  2)........................................................              (6)                --*
Reimbursement from investment advisor (see Note 14).........             (55)               (78)
                                                              --------------     --------------
    Net expenses............................................           5,848              3,080
                                                              --------------     --------------
NET INVESTMENT INCOME/(LOSS)................................          23,506             10,357
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................           1,496              4,536
  Swap contracts............................................             393              2,105
  Written options...........................................              --             (1,049)
  Futures contracts.........................................           1,064             (1,123)
  Foreign currency and net other assets.....................           1,383                 --
  Allocated from Portfolio:
  Security transactions+....................................              --                 --
  Foreign currency and net other assets+....................              --                 --
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................           4,336              4,469
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities (See Note 13)..................................            (544)            (1,474)
  Swap contracts............................................            (250)            (2,036)
  Written options...........................................              --                 (9)
  Futures contracts.........................................              (1)               120
  Foreign currency and net other assets.....................            (421)                --
  Securities allocated from Portfolio (See Note 13)+........              --                 --
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,216)            (3,399)
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......           3,120              1,070
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       26,626     $       11,427
                                                              ==============     ==============

---------------
* Amount represents less than $500.
+ Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
  Portfolio, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 70

NATIONS FUNDS

      GOVERNMENT      INTERMEDIATE                       STRATEGIC        HIGH YIELD
      SECURITIES          BOND             BOND            INCOME            BOND
--------------------------------------------------------------------------------------

    $        7,403   $           --   $       84,678   $        6,032   $           --
                --               --           12,833            5,318               --
               226               --            5,418              426               --
                33               --              150               19               --
                --           25,497               --               --           89,014
                --               --               --               --              401
                --              537               --               --              996
                --              105               --               --              272
                --           (3,350)              --               --           (6,581)
    --------------   --------------   --------------   --------------   --------------
             7,662           22,789          103,079           11,795           84,102
    --------------   --------------   --------------   --------------   --------------

             1,125               --            9,570            1,154               --
               501            1,244            5,322              508            1,924
                67              259              762               73              373
                27               --              141               28               --
                 5               60               --               --               --
                50               60               --               42               81
                24                6               24               24                6
                14               --               --               33               15
                13                7               --                5               --
                58               --              618               --               --
               (58)              --             (618)              --               --
    --------------   --------------   --------------   --------------   --------------
             1,826            1,636           15,819            1,867            2,399
               137               78              103               84              401
               522              133              161              371            1,329
                24               60               25               37              566
    --------------   --------------   --------------   --------------   --------------
             2,509            1,907           16,108            2,359            4,695
              (327)              --             (100)            (231)              --
                (1)              --              (13)              (2)              --
                (1)              --               --               --               --
    --------------   --------------   --------------   --------------   --------------
             2,180            1,907           15,995            2,126            4,695
    --------------   --------------   --------------   --------------   --------------
             5,482           20,882           87,084            9,669           79,407
    --------------   --------------   --------------   --------------   --------------
               402               --           36,706            1,204               --
             1,215               --            1,759              346               --
              (530)              --           (5,115)            (311)              --
               429               --           (4,078)             658               --
                --               --            7,170              685               --
                --           14,978               --               --           41,494
                --              610               --               --            1,351
    --------------   --------------   --------------   --------------   --------------
             1,516           15,588           36,442            2,582           42,845
    --------------   --------------   --------------   --------------   --------------

              (118)              --           19,849            8,385               --
            (1,125)              --           (1,337)             (64)              --
                (4)              --             (332)              (1)              --
               208               --            2,638              229               --
                --               --             (818)            (356)              --
                --           (5,461)              --               --          101,158
    --------------   --------------   --------------   --------------   --------------
            (1,039)          (5,461)          20,000            8,193          101,158
    --------------   --------------   --------------   --------------   --------------
               477           10,127           56,442           10,775          144,003
    --------------   --------------   --------------   --------------   --------------
    $        5,959   $       31,009   $      143,526   $       20,444   $      223,410
    ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  STATEMENTS OF CHANGES IN NET ASSETS


                                                                      SHORT-TERM INCOME
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/04            3/31/03
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       23,506     $       23,427##
Net realized gain/(loss) on investments.....................           4,336             12,459##
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (1,216)             9,425
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          26,626             45,311
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         (20,742)           (19,160)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................          (2,668)            (3,177)
  Investor B Shares.........................................             (24)               (50)
  Investor C Shares.........................................            (561)            (1,040)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................          (3,843)            (2,256)
  Primary B Shares..........................................              --                 --
  Investor A Shares.........................................            (643)              (388)
  Investor B Shares.........................................             (10)                (8)
  Investor C Shares.........................................            (250)              (188)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         278,953            324,557
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         276,838            343,601
NET ASSETS:
Beginning of year...........................................         978,537            634,936
                                                              --------------     --------------
End of year.................................................  $    1,255,375     $      978,537
                                                              ==============     ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................  $        1,344     $           --
                                                              ==============     ==============

---------------

## As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification on Short-Term Income Fund, Short-Intermediate Government Fund, and Government Securities Fund was to reduce net investment income and increase realized gain by $61, $975, and $738, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 72

NATIONS FUNDS

    SHORT-INTERMEDIATE GOVERNMENT                GOVERNMENT SECURITIES
-------------------------------------      ---------------------------------
      YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
       3/31/04            3/31/03             3/31/04            3/31/03
----------------------------------------------------------------------------
    $       10,357     $       14,410##    $        5,482     $        7,477##
             4,469             22,763##             1,516             14,599##
            (3,399)            12,775              (1,039)            10,869
    --------------     --------------      --------------     --------------
            11,427             49,948               5,959             32,945

            (9,343)           (12,496)             (3,495)            (4,669)
                (1)                (4)                 --                 --
              (997)            (1,197)             (1,477)            (1,603)
              (495)              (529)             (1,013)            (1,143)
              (150)              (174)                (45)               (57)

            (7,311)           (11,344)                 --                 --
                (2)                (4)                 --                 --
              (854)            (1,151)                 --                 --
              (664)              (841)                 --                 --
              (220)              (257)                 --                 --
           (86,028)            32,600             (55,916)           (43,230)
    --------------     --------------      --------------     --------------
           (94,638)            54,551             (55,987)           (17,757)

           511,460            456,909             256,842            274,599
    --------------     --------------      --------------     --------------
    $      416,822     $      511,460      $      200,855     $      256,842
    ==============     ==============      ==============     ==============

    $           80     $           10      $         (335)    $         (334)
    ==============     ==============      ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                      INTERMEDIATE BOND
                                                              ---------------------------------
                                                                YEAR ENDED         YEAR ENDED
                                                                 3/31/04            3/31/03
                                                              ---------------------------------
(IN THOUSANDS)
Net investment income/(loss)................................  $       20,882     $       21,309##
Net realized gain/(loss) on investments.....................              --                 --
Net realized gain/(loss) on investments allocated from
  Portfolio+................................................          15,588             10,750##
Net change in unrealized appreciation/(depreciation) of
  investments...............................................              --                 --
Net change in unrealized appreciation/(depreciation) of
  investments allocated from Portfolio+.....................          (5,461)            28,591
                                                              --------------     --------------
Net increase/(decrease) in net assets resulting from
  operations................................................          31,009             60,650
Distributions to shareholders from net investment income:
  Primary A Shares..........................................         (20,528)           (19,190)
  Investor A Shares.........................................            (854)            (1,521)
  Investor B Shares.........................................            (268)              (275)
  Investor C Shares.........................................            (108)               (89)
Distributions to shareholders from net realized gain on
  investments:
  Primary A Shares..........................................          (8,162)            (8,293)
  Investor A Shares.........................................            (374)              (536)
  Investor B Shares.........................................            (158)              (150)
  Investor C Shares.........................................             (66)               (45)
Net increase/(decrease) in net assets from Fund share
  transactions..............................................         (22,073)           387,828
                                                              --------------     --------------
Net increase/(decrease) in net assets.......................         (21,582)           418,379
NET ASSETS:
Beginning of year...........................................         747,153            328,774
                                                              --------------     --------------
End of year.................................................  $      725,571     $      747,153
                                                              ==============     ==============
Undistributed net investment income/(distributions in excess
  of net investment income) at end of year..................  $           68     $          334
                                                              ==============     ==============

---------------

 + Allocated from Intermediate Bond Master Portfolio and High Yield Bond Master
   Portfolio, respectively.

## As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification on Intermediate Bond Fund, Bond Fund, and Strategic Income Fund was to reduce net investment income and increase realized gain by $271, $6,193, and $25, respectively.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 74

NATIONS FUNDS

               BOND                          STRATEGIC INCOME                   HIGH YIELD BOND
-----------------------------------   -------------------------------   -------------------------------
      YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED       YEAR ENDED
       3/31/04          3/31/03          3/31/04          3/31/03          3/31/04          3/31/03
-------------------------------------------------------------------------------------------------------

    $       87,084   $       94,229## $        9,669   $        9,570## $       79,407   $       38,089
            36,442           44,496##          2,582            2,907##             --               --
                --               --               --               --           42,845           (3,486)
            20,000           85,938            8,193            1,785               --               --
                --               --               --               --          101,158            2,223
    --------------   --------------   --------------   --------------   --------------   --------------
           143,526          224,663           20,444           14,262          223,410           36,826

           (84,977)         (92,106)          (7,952)          (6,602)         (55,841)         (25,624)
            (1,386)          (1,515)          (1,619)          (1,326)         (12,118)          (4,626)
              (420)            (510)          (1,506)          (1,536)          (9,050)          (6,402)
               (65)             (67)            (149)            (105)          (3,894)          (1,681)

           (15,339)         (43,274)              --               --           (7,019)              --
              (268)            (734)              --               --           (1,557)              --
              (113)            (308)              --               --           (1,281)              --
               (18)             (40)              --               --             (543)              --
          (274,629)         144,741           25,148          (13,211)         352,618          381,141
    --------------   --------------   --------------   --------------   --------------   --------------
          (233,689)         230,850           34,366           (8,518)         484,725          379,634

         2,547,663        2,316,813          209,265          217,783          685,356          305,722
    --------------   --------------   --------------   --------------   --------------   --------------
    $    2,313,974   $    2,547,663   $      243,631   $      209,265   $    1,170,081   $      685,356
    ==============   ==============   ==============   ==============   ==============   ==============

    $       12,558   $        5,218   $          795   $        1,254   $          166   $         (691)
    ==============   ==============   ==============   ==============   ==============   ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  SCHEDULES OF CAPITAL STOCK ACTIVITY


                                                                            SHORT-TERM INCOME
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   65,685    $ 659,056       50,863    $ 509,463
  Issued in exchange for assets of Bank of America
    Short-Term Bond Fund (see Note 13)......................       --           --        1,246       12,475
  Issued as reinvestment of dividends.......................      401        4,014          201        2,014
  Redeemed..................................................  (35,361)    (354,471)     (23,996)    (240,337)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   30,725    $ 308,599       28,314    $ 283,615
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    6,738    $  67,710       13,148    $ 131,511
  Issued as reinvestment of dividends.......................      234        2,349          240        2,412
  Redeemed..................................................   (7,719)     (77,467)     (10,624)    (106,159)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (747)   $  (7,408)       2,764    $  27,764
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................       --    $      --           --    $      --
  Issued as reinvestment of dividends.......................        3           30            5           49
  Redeemed..................................................      (42)        (418)         (45)        (455)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (39)   $    (388)         (40)   $    (406)
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      749    $   7,518        3,478    $  34,763
  Issued as reinvestment of dividends.......................       55          553           85          849
  Redeemed..................................................   (2,984)     (29,921)      (2,198)     (22,028)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,180)   $ (21,850)       1,365    $  13,584
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   27,759    $ 278,953       32,403    $ 324,557
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 76

NATIONS FUNDS

                                                                      SHORT-INTERMEDIATE GOVERNMENT
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   11,185    $  47,894       23,490    $ 101,678
  Issued in exchange for net assets of Bank of America
    Short-Term Government Fund (see Note 13)................       --           --       13,459       58,682
  Issued as reinvestment of dividends.......................      376        1,628          688        2,970
  Redeemed..................................................  (26,101)    (111,957)     (36,824)    (159,579)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (14,540)   $ (62,435)         813    $   3,751
                                                              =======    =========      =======    =========
PRIMARY B SHARES:
  Issued as reinvestment of dividends.......................        1    $       3            2    $       8
  Redeemed..................................................      (38)        (161)          --*          --*
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (37)   $    (158)           2    $       8
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,139    $  13,477        8,919    $  38,517
  Shares issued upon conversion from Investor B shares......       61          261          223          979
  Issued as reinvestment of dividends.......................      334        1,437          405        1,746
  Redeemed..................................................   (5,300)     (22,624)      (8,738)     (37,670)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,766)   $  (7,449)         809    $   3,572
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................    1,207    $   5,207        6,459    $  28,111
  Issued as reinvestment of dividends.......................      213          919          244        1,057
  Shares redeemed upon conversion from Investor A shares....      (61)        (261)        (223)        (979)
  Redeemed..................................................   (3,718)     (15,901)      (2,015)      (8,743)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (2,359)   $ (10,036)       4,465    $  19,446
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      451    $   1,947        2,065    $   8,978
  Issued as reinvestment of dividends.......................       64          273           76          328
  Redeemed..................................................   (1,913)      (8,170)        (804)      (3,483)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,398)   $  (5,950)       1,337    $   5,823
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (20,100)   $ (86,028)       7,426    $  32,600
                                                              =======    =========      =======    =========

---------------

 *Amount represents less than 500 shares and/or $500, as applicable.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                        GOVERNMENT SECURITIES
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................     777    $  8,212       3,250    $ 33,226
  Issued as reinvestment of dividends.......................       5          50           6          66
  Redeemed..................................................  (3,174)    (33,843)     (8,185)    (84,686)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (2,392)   $(25,581)     (4,929)   $(51,394)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................   1,107    $ 11,828       9,167    $ 92,540
  Shares issued upon conversion from Investor B shares......      49         532         197       2,065
  Shares issued upon conversion from Investor C shares......      32         338          --          --
  Issued as reinvestment of dividends.......................     102       1,090         109       1,140
  Redeemed..................................................  (2,213)    (23,499)     (9,495)    (96,151)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (923)   $ (9,711)        (22)   $   (406)
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     359    $  3,850       2,276    $ 23,712
  Issued as reinvestment of dividends.......................      76         814          88         918
  Shares redeemed upon conversion into Investor A shares....     (49)       (532)       (197)     (2,065)
  Redeemed..................................................  (2,144)    (22,804)     (1,439)    (15,004)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................  (1,758)   $(18,672)        728    $  7,561
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................      50    $    535         319    $  3,301
  Shares redeemed upon conversion into Investor A shares....     (32)       (338)         --          --
  Issued as reinvestment of dividends.......................       3          29           4          41
  Redeemed..................................................    (205)     (2,178)       (227)     (2,333)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (184)   $ (1,952)         96    $  1,009
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................  (5,257)   $(55,916)     (4,127)   $(43,230)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 78

NATIONS FUNDS

                                                                            INTERMEDIATE BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   14,503    $ 143,638       23,468    $ 227,978
  Issued in exchange for assets of Bank of America
    Intermediate Bond Fund (see Note 13)....................       --           --       45,092      439,200
  Issued as reinvestment of dividends.......................      342        3,356          416        4,072
  Redeemed..................................................  (16,479)    (163,401)     (26,642)    (263,346)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................   (1,634)   $ (16,407)      42,334    $ 407,904
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    1,140    $  11,368        3,738    $  36,665
  Shares issued upon conversion from Investor B shares......        6           63            2           22
  Issued as reinvestment of dividends.......................      105        1,035          180        1,762
  Redeemed..................................................   (1,605)     (15,909)      (6,883)     (67,591)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (354)   $  (3,443)      (2,963)   $ (29,142)
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      211    $   2,098          983    $   9,592
  Issued as reinvestment of dividends.......................       34          331           34          336
  Shares redeemed upon conversion into Investor A shares....       (6)         (63)          (2)         (22)
  Redeemed..................................................     (427)      (4,208)        (375)      (3,653)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (188)   $  (1,842)         640    $   6,253
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................      193    $   2,140          410    $   4,436
  Issued as reinvestment of dividends.......................        5           54            6           68
  Redeemed..................................................     (234)      (2,575)        (157)      (1,691)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................      (36)   $    (381)         259    $   2,813
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................   (2,212)   $ (22,073)      40,270    $ 387,828
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                                   BOND
                                                                   YEAR ENDED                YEAR ENDED
                                                                 MARCH 31, 2004            MARCH 31, 2003
                                                              --------------------      --------------------
                                                              SHARES      DOLLARS       SHARES      DOLLARS
                                                              ----------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   31,886    $ 319,377       50,469    $ 499,916
  Issued in exchange for assets of:
    Bank of America Charitable Bond Fund (see Note 13)......       --           --       22,207      217,846
    Bank of America Bond Fund (see Note 13).................       --           --       10,952      107,442
  Issued as reinvestment of dividends.......................    1,520       15,288        2,185       21,537
  Redeemed..................................................  (59,490)    (596,534)     (71,269)    (705,069)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................  (26,084)   $(261,869)      14,544    $ 141,672
                                                              =======    =========      =======    =========
INVESTOR A SHARES:
  Sold......................................................    3,272    $  32,682        4,869    $  47,958
  Shares issued upon conversion from Investor B Shares......       53          529           41          400
  Shares issued upon conversion from Investor C Shares......        3           34           --           --
  Issued as reinvestment of dividends.......................       96          963          123        1,211
  Redeemed..................................................   (4,062)     (40,483)      (4,883)     (48,146)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (638)   $  (6,275)         150    $   1,423
                                                              =======    =========      =======    =========
INVESTOR B SHARES:
  Sold......................................................      223    $   2,240          720    $   7,109
  Issued as reinvestment of dividends.......................       43          428           69          679
  Shares redeemed upon conversion into Investor A Shares....      (53)        (529)         (40)        (400)
  Redeemed..................................................     (763)      (7,593)        (618)      (6,093)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (550)   $  (5,454)         131    $   1,295
                                                              =======    =========      =======    =========
INVESTOR C SHARES:
  Sold......................................................       31    $     313          138    $   1,364
  Shares redeemed upon conversion into Investor A Shares....       (3)         (34)          --           --
  Issued as reinvestment of dividends.......................        5           49            7           72
  Redeemed..................................................     (136)      (1,359)        (110)      (1,085)
                                                              -------    ---------      -------    ---------
  Net increase/(decrease)...................................     (103)   $  (1,031)          35    $     351
                                                              =======    =========      =======    =========
  Total net increase/(decrease).............................  (27,375)   $(274,629)      14,860    $ 144,741
                                                              =======    =========      =======    =========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 80

NATIONS FUNDS

                                                                           STRATEGIC INCOME
                                                                  YEAR ENDED              YEAR ENDED
                                                                MARCH 31, 2004          MARCH 31, 2003
                                                              ------------------      ------------------
                                                              SHARES    DOLLARS       SHARES    DOLLARS
                                                              ------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   7,114    $ 71,908       4,181    $ 40,225
  Issued as reinvestment of dividends.......................      24         237          23         223
  Redeemed..................................................  (4,177)    (42,064)     (5,224)    (50,094)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................   2,961    $ 30,081      (1,020)   $ (9,646)
                                                              ======    ========      ======    ========
INVESTOR A SHARES:
  Sold......................................................     773    $  7,769         906    $  8,679
  Shares issued upon conversion from Investor B Shares......       5          55         606       5,699
  Issued as reinvestment of dividends.......................      94         944          79         758
  Redeemed..................................................    (989)     (9,957)     (1,070)    (10,234)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (117)   $ (1,189)        521    $  4,902
                                                              ======    ========      ======    ========
INVESTOR B SHARES:
  Sold......................................................     444    $  4,458         740    $  7,131
  Issued as reinvestment of dividends.......................      99         996         104         995
  Shares redeemed upon conversion into Investor A Shares....      (5)        (55)       (606)     (5,699)
  Redeemed..................................................    (907)     (9,127)     (1,287)    (12,360)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................    (369)   $ (3,728)     (1,049)   $ (9,933)
                                                              ======    ========      ======    ========
INVESTOR C SHARES:
  Sold......................................................     163    $  1,638         283    $  2,733
  Issued as reinvestment of dividends.......................       8          82           8          74
  Redeemed..................................................    (172)     (1,736)       (139)     (1,341)
                                                              ------    --------      ------    --------
  Net increase/(decrease)...................................      (1)   $    (16)        152    $  1,466
                                                              ======    ========      ======    ========
  Total net increase/(decrease).............................   2,474    $ 25,148      (1,396)   $(13,211)
                                                              ======    ========      ======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

                                                                             HIGH YIELD BOND
                                                                   YEAR ENDED               YEAR ENDED
                                                                 MARCH 31, 2004           MARCH 31, 2003
                                                              --------------------      -------------------
                                                              SHARES      DOLLARS       SHARES     DOLLARS
                                                              ---------------------------------------------
(IN THOUSANDS)
PRIMARY A SHARES:
  Sold......................................................   64,383    $ 603,900       42,767    $354,599
  Issued as reinvestment of dividends.......................    1,006        9,559          348       2,862
  Redeemed..................................................  (38,114)    (363,681)     (11,359)    (93,019)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................   27,275    $ 249,778       31,756    $264,442
                                                              =======    =========      =======    ========
INVESTOR A SHARES:
  Sold......................................................   33,590    $ 309,598       16,131    $134,589
  Shares issued upon conversion from Investor B Shares......        6           60           56         422
  Issued as reinvestment of dividends.......................      808        7,636          342       2,772
  Redeemed..................................................  (29,066)    (271,166)      (8,707)    (72,247)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    5,338    $  46,128        7,822    $ 65,536
                                                              =======    =========      =======    ========
INVESTOR B SHARES:
  Sold......................................................    5,309    $  48,924        5,572    $ 46,814
  Issued as reinvestment of dividends.......................      631        5,950          474       3,856
  Shares redeemed upon conversion into Investor A Shares....       (6)         (60)         (56)       (422)
  Redeemed..................................................   (2,304)     (21,948)      (2,088)    (16,838)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    3,630    $  32,866        3,902    $ 33,410
                                                              =======    =========      =======    ========
INVESTOR C SHARES:
  Sold......................................................    4,655    $  42,641        3,017    $ 25,212
  Issued as reinvestment of dividends.......................      252        2,352          108         881
  Redeemed..................................................   (2,265)     (21,147)      (1,030)     (8,340)
                                                              -------    ---------      -------    --------
  Net increase/(decrease)...................................    2,642    $  23,846        2,095    $ 17,753
                                                              =======    =========      =======    ========
  Total net increase/(decrease).............................   38,885    $ 352,618       45,575    $381,141
                                                              =======    =========      =======    ========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 82

                      [This page intentionally left blank]

NATIONS FUNDS

  FINANCIAL HIGHLIGHTS


For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................   $10.08         $0.22           $ 0.04            $0.26          $(0.23)
Year ended 3/31/2003#(c)..................     9.82          0.31             0.29             0.60           (0.31)
Year ended 3/31/2002#.....................     9.80          0.48             0.02             0.50           (0.48)
Year ended 3/31/2001......................     9.51          0.58             0.29             0.87           (0.58)
Year ended 3/31/2000......................     9.79          0.56            (0.28)            0.28           (0.56)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................   $10.10         $0.20           $ 0.02            $0.22          $(0.20)
Year ended 3/31/2003#(c)..................     9.83          0.28             0.30             0.58           (0.28)
Year ended 3/31/2002#.....................     9.81          0.45             0.02             0.47           (0.45)
Year ended 3/31/2001......................     9.51          0.56             0.30             0.86           (0.56)
Year ended 3/31/2000......................     9.79          0.54            (0.28)            0.26           (0.54)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................   $10.09         $0.13           $ 0.03            $0.16          $(0.13)
Year ended 3/31/2003#(c)..................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002#.....................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
Year ended 3/31/2000......................     9.79          0.51            (0.28)            0.23           (0.51)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................   $10.09         $0.13           $ 0.03            $0.16          $(0.13)
Year ended 3/31/2003#(c)..................     9.83          0.21             0.29             0.50           (0.21)
Year ended 3/31/2002#.....................     9.80          0.38             0.03             0.41           (0.38)
Year ended 3/31/2001......................     9.51          0.48             0.29             0.77           (0.48)
Year ended 3/31/2000......................     9.79          0.47            (0.28)            0.19           (0.47)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
SHORT-TERM INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................      $(0.05)
Year ended 3/31/2003#(c)..................       (0.03)
Year ended 3/31/2002#.....................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The Reimbursement from Investment Adviser (see Note 14) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(c)See Note 1 (Swaps).

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 84

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.28)         $10.06        2.60%     $1,099,131        0.47%(a)(b)       2.24%          164%          0.60%(a)(d)
    (0.34)          10.08         6.18        791,981         0.50(a)          2.99            54            0.60(a)
    (0.48)           9.82         5.19        493,457         0.52(a)          4.79            80            0.62(a)
    (0.58)           9.80         9.44        358,812         0.51(a)          6.04            42            0.61(a)
    (0.56)           9.51         3.00        398,620         0.50(a)          5.86            62            0.63(a)

   $(0.25)         $10.07        2.23%     $  122,202        0.72%(a)(b)       1.99%          164%          0.85%(a)(d)
    (0.31)          10.10         6.01        130,036         0.75(a)          2.74            54            0.85(a)
    (0.45)           9.83         4.91         99,453         0.77(a)          4.54            80            0.87(a)
    (0.56)           9.81         9.28          7,658         0.76(a)          5.79            42            0.86(a)
    (0.54)           9.51         2.76         11,831         0.73(a)          5.63            62            0.88(a)

   $(0.18)         $10.07        1.58%     $    1,775        1.47%(a)(b)       1.24%          164%          1.60%(a)(d)
    (0.24)          10.09         5.12          2,170         1.50(a)          1.99            54            1.60(a)
    (0.38)           9.83         4.25          2,511         1.52(a)          3.79            80            1.62(a)
    (0.48)           9.80         8.36          2,515         1.51(a)          5.04            42            1.61(a)
    (0.51)           9.51         2.40          2,914         1.05(a)          5.31            62            1.63(a)

   $(0.18)         $10.07        1.58%     $   32,267        1.47%(a)(b)       1.24%          164%          1.60%(a)(d)
    (0.24)          10.09         5.12         54,350         1.50(a)          1.99            54            1.60(a)
    (0.38)           9.83         4.23         39,515         1.52(a)          3.79            80            1.62(a)
    (0.48)           9.80         8.37            833         1.51(a)          5.04            42            1.61(a)
    (0.47)           9.51         1.97            987         1.50(a)          4.86            62            1.63(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.10           $ 0.02            $0.12          $(0.11)
Year ended 3/31/2003#(c)..................     4.16          0.12             0.32             0.44           (0.13)
Year ended 3/31/2002#(c)..................     4.15          0.18             0.01             0.19           (0.18)
Year ended 3/31/2001......................     3.94          0.23             0.21             0.44           (0.23)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.09           $ 0.02            $0.11          $(0.10)
Year ended 3/31/2003#(c)..................     4.16          0.11             0.32             0.43           (0.12)
Year ended 3/31/2002#(c)..................     4.15          0.17             0.01             0.18           (0.17)
Year ended 3/31/2001......................     3.94          0.22             0.21             0.43           (0.22)
Year ended 3/31/2000......................     4.10          0.22            (0.16)            0.06           (0.22)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.06           $ 0.02            $0.08          $(0.07)
Year ended 3/31/2003#(c)..................     4.16          0.07             0.32             0.39           (0.08)
Year ended 3/31/2002#(c)..................     4.15          0.13             0.01             0.14           (0.13)
Year ended 3/31/2001......................     3.94          0.19             0.21             0.40           (0.19)
Year ended 3/31/2000......................     4.10          0.19            (0.16)            0.03           (0.19)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................    $4.36         $0.06           $ 0.01            $0.07          $(0.07)
Year ended 3/31/2003#(c)..................     4.15          0.07             0.33             0.40           (0.08)
Year ended 3/31/2002#(c)..................     4.14          0.12             0.01             0.13           (0.12)
Year ended 3/31/2001......................     3.93          0.19             0.21             0.40           (0.19)
Year ended 3/31/2000......................     4.09          0.19            (0.16)            0.03           (0.19)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
SHORT-INTERMEDIATE GOVERNMENT
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................      $(0.08)
Year ended 3/31/2003#(c)..................       (0.11)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001......................          --
Year ended 3/31/2000......................          --

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The Reimbursement from Investment Adviser (see Note 14) is included in the ratio of operating expenses to average net assets (with waivers). Absent this reimbursement, the ratios of operating expenses to average net assets would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares, 1.57% each for Investor B and C Shares.

(c)See Note 1 (Swaps).

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.57% for Primary A Shares, 0.82% for Investor A Shares and 1.57% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 86

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.19)          $4.29         2.80%     $343,859         0.56%(a)(b)       2.38%          206%          0.60%(a)(d)
    (0.24)           4.36        10.74       413,039          0.62(a)          2.71           180            0.62(a)
    (0.18)           4.16         4.68       390,543          0.62(a)          4.24           486            0.62(a)
    (0.23)           4.15        11.56       496,821          0.59(a)          5.77           108            0.59(a)
    (0.22)           3.94         1.63       497,392          0.60(a)          5.59           177            0.65(a)

   $(0.18)          $4.29         2.55%     $ 39,133         0.81%(a)(b)       2.13%          206%          0.85%(a)(d)
    (0.23)           4.36        10.46        47,480          0.87(a)          2.46           180            0.87(a)
    (0.17)           4.16         4.42        41,926          0.87(a)          3.99           486            0.87(a)
    (0.22)           4.15        11.31        44,244          0.82(a)          5.54           108            0.84(a)
    (0.22)           3.94         1.43        45,341          0.80(a)          5.39           177            0.90(a)

   $(0.15)          $4.29         1.78%     $ 27,060         1.56%(a)(b)       1.38%          206%          1.60%(a)(d)
    (0.19)           4.36         9.64        37,804          1.62(a)          1.71           180            1.62(a)
    (0.13)           4.16         3.64        17,474          1.62(a)          3.24           486            1.62(a)
    (0.19)           4.15        10.46         8,199          1.59(a)          4.77           108            1.59(a)
    (0.19)           3.94         0.70         8,400          1.51(a)          4.68           177            1.65(a)

   $(0.15)          $4.28         1.56%     $  6,770         1.56%(a)(b)       1.38%          206%          1.60%(a)(d)
    (0.19)           4.36         9.91        12,975          1.62(a)          1.71           180            1.62(a)
    (0.12)           4.15         3.63         6,820          1.62(a)          3.24           486            1.62(a)
    (0.19)           4.14        10.49         1,079          1.59(a)          4.77           108            1.59(a)
    (0.19)           3.93         0.74           661          1.54(a)          4.65           177            1.65(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
GOVERNMENT SECURITIES
PRIMARY A SHARES
Year ended 3/31/2004#(d)..................   $10.74         $0.29           $ 0.05           $ 0.34          $(0.32)
Year ended 3/31/2003#(d)..................     9.79          0.28             0.98             1.26           (0.31)
Year ended 3/31/2002#(d)..................     9.87          0.43            (0.07)            0.36           (0.44)
Year ended 3/31/2001......................     9.38          0.60             0.48             1.08           (0.59)
Year ended 3/31/2000......................     9.86          0.58            (0.48)            0.10           (0.58)
INVESTOR A SHARES
Year ended 3/31/2004#(d)..................   $10.72         $0.26           $ 0.06           $ 0.32          $(0.29)
Year ended 3/31/2003#(d)..................     9.78          0.26             0.97             1.23           (0.29)
Year ended 3/31/2002#(d)..................     9.86          0.41            (0.07)            0.34           (0.42)
Year ended 3/31/2001......................     9.37          0.57             0.49             1.06           (0.57)
Year ended 3/31/2000......................     9.86          0.57            (0.50)            0.07           (0.56)
INVESTOR B SHARES
Year ended 3/31/2004#(d)..................   $10.74         $0.19           $ 0.04           $ 0.23          $(0.21)
Year ended 3/31/2003#(d)..................     9.79          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002#(d)..................     9.87          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.38          0.50             0.49             0.99           (0.50)
Year ended 3/31/2000......................     9.86          0.49            (0.48)            0.01           (0.49)
INVESTOR C SHARES
Year ended 3/31/2004#(d)..................   $10.71         $0.18           $ 0.05           $ 0.23          $(0.21)
Year ended 3/31/2003#(d)..................     9.76          0.19             0.97             1.16           (0.21)
Year ended 3/31/2002#(d)..................     9.84          0.33            (0.07)            0.26           (0.34)
Year ended 3/31/2001......................     9.34          0.52             0.48             1.00           (0.50)
Year ended 3/31/2000......................     9.86          0.49            (0.52)           (0.03)          (0.49)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)The Reimbursement from Investment Adviser (see Note 14) is included in the ratio of operating expenses to average net assets (with waivers). The effect of this reimbursement on the operating expense ratio (with waivers) was less than 0.01%.

(d)See Note 1 (Swaps).

(e)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.80% for Primary A Shares, 1.05% for Investor A Shares and 1.80% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 88

NATIONS FUNDS

                                                                                          WITHOUT WAIVERS
                                                                                           AND/OR EXPENSE
                                                                                           REIMBURSEMENTS
                                                                                          ----------------
                                               RATIO OF         RATIO OF                      RATIO OF
                            NET ASSETS        OPERATING      NET INVESTMENT                  OPERATING
  NET ASSET                   END OF           EXPENSES      INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
    VALUE        TOTAL        PERIOD          TO AVERAGE       TO AVERAGE     TURNOVER        AVERAGE
END OF PERIOD   RETURN++       (000)          NET ASSETS       NET ASSETS       RATE         NET ASSETS
----------------------------------------------------------------------------------------------------------

   $10.76         3.20%      $106,547           0.66%(a)(c)       2.68%          244%          0.83%(a)(e)
    10.74        13.02        132,009            0.71(a)          2.72           196            0.84(a)
     9.79         3.70        168,621            0.73(a)          4.31           522            0.86(a)
     9.87        11.97        153,799            0.75(a)          6.21           183            0.86(a)
     9.38         1.12        108,798            0.78(b)          6.17           348            0.90

   $10.75         3.04%      $ 49,385           0.91%(a)(c)       2.43%          244%          1.08%(a)(e)
    10.72        12.65         59,171            0.96(a)          2.47           196            1.09(a)
     9.78         3.45         54,167            0.98(a)          4.06           522            1.11(a)
     9.86        11.70         57,641            1.00(a)          5.96           183            1.11(a)
     9.37         0.80         57,485            1.03(b)          5.92           348            1.15

   $10.76         2.18%      $ 43,451           1.66%(a)(c)       1.68%          244%          1.83%(a)(e)
    10.74        11.91         62,227            1.71(a)          1.72           196            1.84(a)
     9.79         2.67         49,611            1.73(a)          3.31           522            1.86(a)
     9.87        10.86         27,544            1.75(a)          5.21           183            1.86(a)
     9.38         0.22         26,988            1.72(b)          5.23           348            1.90

   $10.73         2.19%      $  1,472           1.66%(a)(c)       1.68%          244%          1.83%(a)(e)
    10.71        11.95          3,435            1.71(a)          1.72           196            1.84(a)
     9.76         2.68          2,200            1.73(a)          3.31           522            1.86(a)
     9.84        11.03          1,213            1.75(a)          5.21           183            1.86(a)
     9.34        (0.22)           238            1.78(b)          5.17           348            1.90

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
INTERMEDIATE BOND+++
PRIMARY A SHARES
Year ended 3/31/2004#(a)..................   $ 9.93         $0.29           $ 0.14           $ 0.43          $(0.30)
Year ended 3/31/2003#(a)..................     9.41          0.34             0.64             0.98           (0.34)
Year ended 3/31/2002#.....................     9.52          0.49            (0.11)            0.38           (0.49)
Year ended 3/31/2001#.....................     9.13          0.58             0.39             0.97           (0.58)
Period ended 3/31/2000**..................     9.52          0.49            (0.37)            0.12           (0.51)
INVESTOR A SHARES*
Year ended 3/31/2004#(a)..................   $ 9.96         $0.26           $ 0.15           $ 0.41          $(0.28)
Year ended 3/31/2003#(a)..................     9.43          0.32             0.65             0.97           (0.32)
Year ended 3/31/2002#.....................     9.55          0.47            (0.12)            0.35           (0.47)
Year ended 3/31/2001#.....................     9.15          0.56             0.40             0.96           (0.56)
Period ended 3/31/2000....................     9.50          0.46            (0.34)            0.12           (0.47)
Period ended 5/14/1999....................     9.52          0.10            (0.04)            0.06           (0.08)
INVESTOR B SHARES
Year ended 3/31/2004#(a)..................   $ 9.91         $0.19           $ 0.14           $ 0.33          $(0.20)
Year ended 3/31/2003#(a)..................     9.39          0.25             0.64             0.89           (0.25)
Year ended 3/31/2002#.....................     9.51          0.40            (0.12)            0.28           (0.40)
Year ended 3/31/2001#.....................     9.13          0.47             0.42             0.89           (0.51)
Period ended 3/31/2000**..................     9.52          0.22            (0.36)           (0.14)          (0.25)
INVESTOR C SHARES*
Year ended 3/31/2004#(a)..................   $11.02         $0.20           $ 0.17           $ 0.37          $(0.20)
Year ended 3/31/2003#(a)..................    10.39          0.23             0.75             0.98           (0.23)
Year ended 3/31/2002#.....................    10.47          0.39            (0.08)            0.31           (0.39)
Year ended 3/31/2001#.....................     9.32          0.47             1.09             1.56           (0.41)
Period ended 3/31/2000....................     9.56          0.34            (0.23)            0.11           (0.35)
Period ended 5/14/1999....................     9.59          0.09            (0.04)            0.05           (0.08)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the Intermediate Bond Master Portfolio.

  * The financial information for the fiscal periods through May 14, 1999 reflect the financial information for the Pacific Horizon Intermediate Bond Fund A, and K Shares, which were reorganized into the Intermediate Bond Investor A and Investor C Shares, respectively, as of May 21, 1999. Prior to May 21, 1999, the Fund's investment adviser was Bank of America National Trust and Savings Association. Effective May 21, 1999, its investment adviser became Banc of America Advisors, LLC and its investment sub-adviser became Banc of America Capital Management, LLC.

 ** Intermediate Bond Primary A and Investor B Shares commenced operations on
    May 21, 1999 and October 20, 1999, respectively.

 # Per share net investment income has been calculated using the monthly average shares method.

 (a)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 90

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                       AND/OR EXPENSE
                                                                                                       REIMBURSEMENTS
                                                                                                       ---------------
                                                                         RATIO OF        RATIO OF         RATIO OF
                     TOTAL                                  NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
DISTRIBUTIONS      DIVIDENDS       NET ASSET                  END OF    EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
   FROM NET           AND            VALUE        TOTAL       PERIOD      AVERAGE       TO AVERAGE         AVERAGE
REALIZED GAINS   DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)     NET ASSETS      NET ASSETS       NET ASSETS
----------------------------------------------------------------------------------------------------------------------



    $(0.12)         $(0.42)         $ 9.94         4.44%      $680,063     0.68%           2.94%            0.69%
     (0.12)          (0.46)           9.93        10.62        695,894     0.70            3.46             0.70
        --           (0.49)           9.41         4.04        261,018     0.78            4.80             0.86
        --           (0.58)           9.52        11.04         51,178     0.78            6.31             0.81
        --           (0.51)           9.13         1.29         18,365     0.81+           6.08+            1.05+



    $(0.12)         $(0.40)         $ 9.97         4.17%       $28,403     0.93%           2.69%            0.94%
     (0.12)          (0.44)           9.96        10.43         31,915     0.95            3.21             0.95
        --           (0.47)           9.43         3.66         58,167     1.03            4.55             1.11
        --           (0.56)           9.55        10.88         62,617     1.03            6.06             1.06
        --           (0.47)           9.15         1.34         45,207     1.06+           5.83+            1.30+
        --           (0.08)           9.50         0.66         61,412     1.09+           4.90+            1.12+



    $(0.12)         $(0.32)         $ 9.92         3.41%       $11,883     1.68%           1.94%            1.69%
     (0.12)          (0.37)           9.91         9.59         13,739     1.70            2.46             1.70
        --           (0.40)           9.39         2.94          7,003     1.78            3.80             1.86
        --           (0.51)           9.51         9.99          1,290     1.78            5.31             1.81
        --           (0.25)           9.13         1.33            256     1.81+           5.08+            2.05+



    $(0.12)         $(0.32)         $11.07         3.42%        $5,222     1.68%           1.94%            1.69%
     (0.12)          (0.35)          11.02         9.59          5,605     1.70            2.46             1.70
        --           (0.39)          10.39         2.94          2,586     1.78            3.80             1.86
        --           (0.41)          10.47        17.06            797     1.78            5.31             1.81
        --           (0.35)           9.32         1.18             15     1.81+           5.08+            2.05+
        --           (0.08)           9.56         0.47            469     1.57+           4.42+            1.84+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
BOND
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................   $10.00         $0.36           $ 0.23           $ 0.59          $(0.36)
Year ended 3/31/2003#(c)..................     9.66          0.35             0.53             0.88           (0.37)
Year ended 3/31/2002#(c)..................     9.78          0.53            (0.11)            0.42           (0.54)
Year ended 3/31/2001(c)...................     9.37          0.62             0.41             1.03           (0.62)
Year ended 3/31/2000......................     9.93          0.59            (0.52)            0.07           (0.59)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................   $ 9.99         $0.34           $ 0.24           $ 0.58          $(0.34)
Year ended 3/31/2003#(c)..................     9.65          0.33             0.53             0.86           (0.35)
Year ended 3/31/2002#(c)..................     9.78          0.50            (0.12)            0.38           (0.51)
Year ended 3/31/2001(c)...................     9.37          0.60             0.41             1.01           (0.60)
Year ended 3/31/2000......................     9.93          0.57            (0.52)            0.05           (0.57)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................   $ 9.99         $0.26           $ 0.24           $ 0.50          $(0.26)
Year ended 3/31/2003#(c)..................     9.66          0.25             0.52             0.77           (0.27)
Year ended 3/31/2002#(c)..................     9.78          0.43            (0.11)            0.32           (0.44)
Year ended 3/31/2001(c)...................     9.37          0.52             0.41             0.93           (0.52)
Year ended 3/31/2000......................     9.93          0.50            (0.52)           (0.02)          (0.50)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................   $ 9.99         $0.26           $ 0.24           $ 0.50          $(0.26)
Year ended 3/31/2003#(c)..................     9.65          0.25             0.53             0.78           (0.27)
Year ended 3/31/2002#(c)..................     9.78          0.43            (0.12)            0.31           (0.44)
Year ended 3/31/2001(c)...................     9.37          0.52             0.41             0.93           (0.52)
Year ended 3/31/2000......................     9.93          0.48            (0.52)           (0.04)          (0.48)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
BOND
PRIMARY A SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)
INVESTOR A SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)
INVESTOR B SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)
INVESTOR C SHARES
Year ended 3/31/2004#(c)..................      $(0.06)
Year ended 3/31/2003#(c)..................       (0.17)
Year ended 3/31/2002#(c)..................          --
Year ended 3/31/2001(c)...................          --
Year ended 3/31/2000......................       (0.04)

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

(a)The effect of the custodial expense offset (see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)The effect of interest expense on the operating expense ratio was less than 0.01%.

(c)See Note 1 (Swaps).

(d)The effect of the non-recurring costs assumed by Bank of America Corporation (see Note 14) is included in the ratio of operating expenses to average net assets without waivers and/or expense reimbursements. Absent these non-recurring costs, the ratio of operating expenses to average net assets without waivers and/or expense reimbursements would have been 0.66% for Primary A Shares, 0.91% for Investor A Shares and 1.66% each for Investor B and Investor C Shares.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 92

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.42)         $10.17         6.07%    $2,260,519         0.65%(a)         3.61%          398%          0.68%(a)(d)
    (0.54)          10.00         9.32      2,482,229         0.67(a)          3.50           488            0.67(a)
    (0.54)           9.66         4.33      2,256,647         0.68(a)(b)       5.28           314            0.68(a)
    (0.62)           9.78        11.39      2,333,703         0.67(a)          6.53           120            0.67(a)
    (0.63)           9.37         0.97      1,793,913         0.67             6.20            63            0.69

   $(0.40)         $10.17         5.92%    $   38,114         0.90%(a)         3.36%          398%          0.93%(a)(d)
    (0.52)           9.99         9.05         43,828         0.92(a)          3.25           488            0.92(a)
    (0.51)           9.65         3.96         40,902         0.93(a)(b)       5.03           314            0.93(a)
    (0.60)           9.78        11.11         27,220         0.92(a)          6.28           120            0.92(a)
    (0.61)           9.37         0.74         23,420         0.90             5.97            63            0.94

   $(0.32)         $10.17         5.13%    $   13,518         1.65%(a)         2.61%          398%          1.68%(a)(d)
    (0.44)           9.99         8.13         18,783         1.67(a)          2.50           488            1.67(a)
    (0.44)           9.66         3.29         16,877         1.68(a)(b)       4.28           314            1.68(a)
    (0.52)           9.78        10.29          6,994         1.67(a)          5.53           120            1.67(a)
    (0.54)           9.37         0.05          5,637         1.59             5.28            63            1.69

   $(0.32)         $10.17         5.13%    $    1,823         1.65%(a)         2.61%          398%          1.68%(a)(d)
    (0.44)           9.99         8.24          2,823         1.67(a)          2.50           488            1.67(a)
    (0.44)           9.65         3.18          2,387         1.68(a)(b)       4.28           314            1.68(a)
    (0.52)           9.78        10.28          1,321         1.67(a)          5.53           120            1.67(a)
    (0.52)           9.37        (0.24)           934         1.67             5.20            63            1.69

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each year.

                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(b)..................   $ 9.84         $0.44           $ 0.49           $ 0.93          $(0.51)
Year ended 3/31/2003#(b)..................     9.61          0.46             0.23             0.69           (0.46)
Year ended 3/31/2002#(b)..................     9.89          0.58            (0.26)            0.32           (0.60)
Year ended 3/31/2001#.....................     9.53          0.66             0.35             1.01           (0.65)
Year ended 3/31/2000......................    10.31          0.68            (0.78)           (0.10)          (0.68)
INVESTOR A SHARES
Year ended 3/31/2004#(b)..................   $ 9.83         $0.42           $ 0.49           $ 0.91          $(0.49)
Year ended 3/31/2003#(b)..................     9.60          0.45             0.23             0.68           (0.45)
Year ended 3/31/2002#(b)..................     9.88          0.55            (0.26)            0.29           (0.57)
Year ended 3/31/2001#.....................     9.52          0.63             0.36             0.99           (0.63)
Year ended 3/31/2000......................    10.31          0.65            (0.79)           (0.14)          (0.65)
INVESTOR B SHARES
Year ended 3/31/2004#(b)..................   $ 9.84         $0.34           $ 0.49           $ 0.83          $(0.41)
Year ended 3/31/2003#(b)..................     9.61          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002#(b)..................     9.89          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001#.....................     9.52          0.56             0.37             0.93           (0.56)
Year ended 3/31/2000......................    10.31          0.59            (0.79)           (0.20)          (0.59)
INVESTOR C SHARES
Year ended 3/31/2004#(b)..................   $ 9.83         $0.34           $ 0.49           $ 0.83          $(0.41)
Year ended 3/31/2003#(b)..................     9.60          0.37             0.23             0.60           (0.37)
Year ended 3/31/2002#(b)..................     9.88          0.48            (0.26)            0.22           (0.50)
Year ended 3/31/2001#.....................     9.52          0.56             0.36             0.92           (0.56)
Year ended 3/31/2000......................    10.31          0.58            (0.79)           (0.21)          (0.58)


                                            DISTRIBUTIONS
                                               FROM NET
                                            REALIZED GAINS
                                            --------------
STRATEGIC INCOME
PRIMARY A SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
INVESTOR A SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
INVESTOR B SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##
INVESTOR C SHARES
Year ended 3/31/2004#(b)..................      $   --
Year ended 3/31/2003#(b)..................          --
Year ended 3/31/2002#(b)..................          --
Year ended 3/31/2001#.....................          --
Year ended 3/31/2000......................       (0.00)##

---------------

++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

 # Per share net investment income has been calculated using the monthly average shares method.

## Amount represents less than $0.01 per share.

(a)The effect of the custodial expense offset (see Note 2) on the operating expenses ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

(b)See Note 1 (Swaps).

                       SEE NOTES TO FINANCIAL STATEMENTS.
 94

NATIONS FUNDS

                                                                                                       WITHOUT WAIVERS
                                                                                                        AND/OR EXPENSE
                                                                                                        REIMBURSEMENTS
                                                                                                       ----------------
                                                            RATIO OF         RATIO OF                      RATIO OF
    TOTAL                                  NET ASSETS      OPERATING      NET INVESTMENT                  OPERATING
  DIVIDENDS       NET ASSET                  END OF       EXPENSES TO     INCOME/(LOSS)    PORTFOLIO     EXPENSES TO
     AND            VALUE        TOTAL       PERIOD         AVERAGE         TO AVERAGE     TURNOVER        AVERAGE
DISTRIBUTIONS   END OF PERIOD   RETURN++     (000)         NET ASSETS       NET ASSETS       RATE         NET ASSETS
-----------------------------------------------------------------------------------------------------------------------

   $(0.51)         $10.26         9.68%     $172,932          0.71%(a)         4.40%          411%           0.81%(a)
    (0.46)           9.84         7.39       136,688          0.78(a)          4.78           255            0.88(a)
    (0.60)           9.61         3.30       143,283          0.81(a)          5.52           199            0.91(a)
    (0.65)           9.89        11.06       177,877          0.72             6.76           238            0.84
    (0.68)           9.53        (0.95)      118,458          0.71(a)          6.80           107            0.90(a)

   $(0.49)         $10.25         9.42%     $ 32,481          0.96%(a)         4.15%          411%           1.06%(a)
    (0.45)           9.83         7.14        32,300          1.03(a)          4.53           255            1.13(a)
    (0.57)           9.60         3.05        26,543          1.06(a)          5.27           199            1.16(a)
    (0.63)           9.88        10.80        29,102          0.97             6.51           238            1.09
    (0.65)           9.52        (1.30)       30,870          0.96(a)          6.55           107            1.15(a)

   $(0.41)         $10.26         8.60%     $ 34,537          1.71%(a)         3.40%          411%           1.81%(a)
    (0.37)           9.84         6.33        36,736          1.78(a)          3.78           255            1.88(a)
    (0.50)           9.61         2.28        45,960          1.81(a)          4.52           199            1.91(a)
    (0.56)           9.89        10.08        50,251          1.72             5.76           238            1.84
    (0.59)           9.52        (1.98)       55,946          1.65(a)          5.86           107            1.90(a)

   $(0.41)         $10.25         8.61%     $  3,681          1.71%(a)         3.40%          411%           1.81%(a)
    (0.37)           9.83         6.33         3,541          1.78(a)          3.78           255            1.88(a)
    (0.50)           9.60         2.28         1,997          1.81(a)          4.52           199            1.91(a)
    (0.56)           9.88         9.98         1,527          1.72             5.76           238            1.84
    (0.58)           9.52        (2.04)        1,202          1.71(a)          5.80           107            1.90(a)

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

For a share outstanding throughout each period.


                                            NET ASSET                    NET REALIZED     NET INCREASE/    DIVIDENDS
                                              VALUE          NET        AND UNREALIZED    (DECREASE) IN     FROM NET
                                            BEGINNING    INVESTMENT     GAIN/(LOSS) ON   NET ASSET VALUE   INVESTMENT
                                            OF PERIOD   INCOME/(LOSS)    INVESTMENTS     FROM OPERATIONS     INCOME
                                            -------------------------------------------------------------------------
HIGH YIELD BOND+++
PRIMARY A SHARES
Year ended 3/31/2004#.....................   $ 8.57         $0.73           $ 1.38           $ 2.11          $(0.73)
Year ended 3/31/2003#.....................     8.86          0.77            (0.29)            0.48           (0.77)
Year ended 3/31/2002#.....................     9.27          0.86            (0.34)            0.52           (0.88)
Year ended 3/31/2001#.....................     9.90          0.96            (0.54)            0.42           (1.05)
Period ended 3/31/2000*#..................    10.00          0.09            (0.11)           (0.02)          (0.08)
INVESTOR A SHARES
Year ended 3/31/2004#.....................   $ 8.52         $0.70           $ 1.36           $ 2.06          $(0.70)
Year ended 3/31/2003#.....................     8.80          0.75            (0.28)            0.47           (0.75)
Year ended 3/31/2002#.....................     9.22          0.80            (0.32)            0.48           (0.85)
Year ended 3/31/2001#.....................     9.88          0.96            (0.58)            0.38           (1.04)
Period ended 3/31/2000*#..................    10.00          0.08            (0.12)           (0.04)          (0.08)
INVESTOR B SHARES
Year ended 3/31/2004#.....................   $ 8.51         $0.64           $ 1.35           $ 1.99          $(0.64)
Year ended 3/31/2003#.....................     8.80          0.69            (0.29)            0.40           (0.69)
Year ended 3/31/2002#.....................     9.21          0.76            (0.33)            0.43           (0.79)
Year ended 3/31/2001#.....................     9.88          0.92            (0.62)            0.30           (0.97)
Period ended 3/31/2000**#.................    10.00          0.07            (0.12)           (0.05)          (0.07)
INVESTOR C SHARES
Year ended 3/31/2004#.....................   $ 8.47         $0.64           $ 1.36           $ 2.00          $(0.64)
Year ended 3/31/2003#.....................     8.77          0.69            (0.30)            0.39           (0.69)
Year ended 3/31/2002#.....................     9.19          0.76            (0.34)            0.42           (0.79)
Year ended 3/31/2001#.....................     9.87          0.90            (0.61)            0.29           (0.97)
Period ended 3/31/2000***#................    10.02          0.04            (0.12)           (0.08)          (0.07)

---------------

 +  Annualized.

 ++ Total return represents aggregate total return for the period indicated, assumes reinvestment of all distributions, and does not reflect the deduction of any applicable sales charges.

+++ The per share amounts and percentages reflect income and expenses assuming inclusion of the Fund's proportionate share of the income and expenses of the High Yield Bond Master Portfolio.

  * High Yield Bond Primary A and Investor A Shares commenced operations on February 14, 2000.

 ** High Yield Bond Investor B Shares commenced operations on February 17, 2000.

 ***High Yield Bond Investor C Shares commenced operations on March 8, 2000.

 # Per share net investment income has been calculated using the monthly average shares method.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 96

NATIONS FUNDS

                                                                                                         WITHOUT WAIVERS
                                                                                                         AND/OR EXPENSE
                                                                                                         REIMBURSEMENTS
                                                                                                         ---------------
                                                                           RATIO OF        RATIO OF         RATIO OF
                                                              NET ASSETS   OPERATING    NET INVESTMENT      OPERATING
DISTRIBUTIONS    TOTAL DIVIDENDS     NET ASSET                  END OF    EXPENSES TO   INCOME/(LOSS)      EXPENSES TO
   FROM NET            AND             VALUE        TOTAL       PERIOD    AVERAGE NET     TO AVERAGE         AVERAGE
REALIZED GAINS    DISTRIBUTIONS    END OF PERIOD   RETURN++     (000)       ASSETS        NET ASSETS       NET ASSETS
------------------------------------------------------------------------------------------------------------------------



    $(0.09)          $(0.82)           $9.86        25.30%     $ 798,398     0.84%           7.62%             0.84%
        --            (0.77)            8.57         6.19        460,639     0.90            9.47              0.90
     (0.05)           (0.93)            8.86         6.05        194,867     0.93            9.75              1.00
        --            (1.05)            9.27         4.51         61,181     0.93           10.97              1.45
        --            (0.08)            9.90        (0.12)         9,394     0.93+           7.03+            12.66+



    $(0.09)          $(0.79)           $9.79        24.88%     $ 163,916     1.09%           7.37%             1.09%
        --            (0.75)            8.52         6.07         97,154     1.15            9.22              1.15
     (0.05)           (0.90)            8.80         5.69         31,551     1.18            9.50              1.25
        --            (1.04)            9.22         3.99          8,344     1.18           10.72              1.70
        --            (0.08)            9.88        (0.33)           371     1.18+           6.78+            12.91+



    $(0.09)          $(0.73)           $9.77        23.91%     $ 144,762     1.84%           6.62%             1.84%
        --            (0.69)            8.51         5.20         95,110     1.90            8.47              1.90
     (0.05)           (0.84)            8.80         5.06         64,091     1.93            8.75              2.00
        --            (0.97)            9.21         3.29         22,106     1.93            9.97              2.45
        --            (0.07)            9.88        (0.47)         3,426     1.93+           6.03+            13.66+



    $(0.09)          $(0.73)           $9.74        24.15%     $  63,005     1.84%           6.62%             1.84%
        --            (0.69)            8.47         5.09         32,453     1.90            8.47              1.90
     (0.05)           (0.84)            8.77         4.96         15,213     1.93            8.75              2.00
        --            (0.97)            9.19         3.20          1,891     1.93            9.97              2.45
        --            (0.07)            9.87        (0.76)            59     1.93+           6.03+            13.66+

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS FUNDS

  NOTES TO FINANCIAL STATEMENTS


Nations Funds Trust ("Funds Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end investment company. At March 31, 2004, Funds Trust offered fifty-six separate portfolios. These financial statements pertain only to the following U.S. government and corporate bond portfolios of Funds Trust: Short-Term Income Fund, Short-Intermediate Government Fund, Government Securities Fund, Intermediate Bond Fund, Bond Fund, Strategic Income Fund and High Yield Bond Fund (each a "Fund" and collectively, the "Funds"). Financial statements for the other portfolios of Funds Trust are presented under separate cover. The Funds currently offer four classes of shares: Primary A Shares, Investor A Shares, Investor B Shares and Investor C Shares. Shareholders of a Fund have equal voting rights on matters affecting all shareholders of the Fund. In addition, each class of shares of a Fund has exclusive voting rights on matters that relate solely to that class and separate voting rights on matters in which the interests of one class differ from the interests of any other class.

Intermediate Bond Fund and High Yield Bond Fund (the "Feeder Funds") seek to achieve their investment objectives by investing substantially all of their assets in Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio, respectively (the "Master Portfolios"), each a series of Nations Master Investment Trust (the "Master Trust"), another open-end management investment company in the Nations Funds family. The Master Portfolios each have the same investment objective as that of its corresponding Feeder Fund. The values of the Feeder Funds' investments in the respective Master Portfolios included in the Statements of net assets reflect the Feeder Funds' proportionate beneficial interests in the net assets of the respective Master Portfolios (96.8% for Intermediate Bond Master Portfolio and 94.2% for High Yield Bond Master Portfolio at March 31, 2004). The financial statements of the Master Portfolios, including their schedules of investments, are included elsewhere within this report and should be read in conjunction with the Feeder Funds' financial statements. Other funds not registered under the 1940 Act and managed by Banc of America Capital Management, LLC ("BACAP"), whose financial statements are not presented here, also invest in the Master Portfolios.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Funds in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

The valuation of each Feeder Fund's investment in its corresponding Master Portfolio is based on the reported net asset value of that Master Portfolio. The Master Portfolios use valuation policies consistent with those described above.

NATIONS FUNDS

Futures contracts: The Short-Term Income, Short-Intermediate Government, Government Securities, Bond and Strategic Income Funds may invest in futures contracts for the purposes of hedging against changes in values of the Fund's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Fund is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Fund each day, depending on the daily fluctuation of the value of the contract.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the changes in market value of the contract. When the contract is closed, a Fund records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Funds may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Fund may use such options on futures contracts in connection with its hedging strategies in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Funds may write covered call options and put options on securities in which they are permitted to invest from time to time in seeking to attain each Fund's objective. Call options written by a Fund give the holder the right to buy the underlying securities from the Fund at a stated exercise price; put options give the holder the right to sell the underlying security to the Fund at a stated price. In the case of put options, a Fund is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Funds may also write combinations of covered puts and calls on the same underlying security. When the Fund purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Fund writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Funds typically receive a premium from writing a put or call option, which would increase the Funds' return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Fund limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Fund assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in a potential capital loss if the purchase price exceeds the market value plus the amount of the premium received.

A Fund may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Fund will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Fund.

Foreign currency transactions: The books and records of the Funds are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and

NATIONS FUNDS
losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Fund and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, each Fund may enter into forward currency exchange contracts only under two circumstances: (i) when a Fund enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Fund as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Fund records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset.

Forward foreign currency contracts will be used primarily to protect the Funds from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Fund's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Funds could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Funds may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Funds had invested directly in the asset that yielded the desired return. Swaps involve the exchange by a Fund with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Fund's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Fund will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Fund will succeed in pursuing contractual remedies. A Fund thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the following Funds have reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification increased/(decreased) net investment income and increased/(decreased) net realized gains for the years ended March 31, 2004 and March 31, 2003, respectively, but had

NATIONS FUNDS
no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period as follows:

                                                          3/31/04                                       3/31/03
                                         ------------------------------------------    ------------------------------------------
                                         INCREASE/(DECREASE)    INCREASE/(DECREASE)    INCREASE/(DECREASE)    INCREASE/(DECREASE)
                                          TO NET INVESTMENT       TO NET REALIZED       TO NET INVESTMENT       TO NET REALIZED
                                               INCOME                  GAINS                 INCOME                  GAINS
FUND                                            (000)                  (000)                  (000)                  (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Income......................         $(546)                 $ 546                 $   (61)               $   61
Short-Intermediate Government..........          (699)                   699                    (975)                  975
Government Securities..................          (548)                   548                    (738)                  738
Bond...................................           213                   (213)                 (6,193)                6,193
Strategic Income.......................          (181)                   181                     (25)                   25

Financial highlight reclassifications are as follows:

                                                      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT
                                                     INCOME PER SHARE    INCOME PER SHARE      INCOME RATIO        INCOME RATIO
                                                        (PREVIOUS)          (REVISED)           (PREVIOUS)          (REVISED)
                                                     ----------------------------------------------------------------------------
SHORT-TERM INCOME
Year ended 3/31/04
Primary A..........................................       $0.23               $0.22                2.29%               2.24%
Investor A.........................................        0.20                0.20                2.04                1.99
Investor B.........................................        0.13                0.13                1.29                1.24
Investor C.........................................        0.13                0.13                1.29                1.24
Year ended 3/31/03
Primary A..........................................       $0.31               $0.31                3.00%               2.99%
Investor A.........................................        0.28                0.28                2.75                2.74
Investor B.........................................        0.21                0.21                2.00                1.99
Investor C.........................................        0.21                0.21                2.00                1.99
SHORT-INTERMEDIATE GOVERNMENT
Year ended 3/31/04
Primary A..........................................       $0.11               $0.10                2.54%               2.38%
Investor A.........................................        0.10                0.09                2.29                2.13
Investor B.........................................        0.07                0.06                1.54                1.38
Investor C.........................................        0.07                0.06                1.54                1.38
Year ended 3/31/03
Primary A..........................................       $0.13               $0.12                2.95%               2.71%
Investor A.........................................        0.12                0.11                2.70                2.46
Investor B.........................................        0.08                0.07                1.95                1.71
Investor C.........................................        0.08                0.07                1.95                1.71
Year ended 3/31/02
Primary A..........................................       $0.18               $0.18                4.35%               4.24%
Investor A.........................................        0.17                0.17                4.10                3.99
Investor B.........................................        0.13                0.13                3.35                3.24
Investor C.........................................        0.12                0.12                3.35                3.24
GOVERNMENT SECURITIES
Year ended 3/31/04
Primary A..........................................       $0.32               $0.29                2.95%               2.68%
Investor A.........................................        0.29                0.26                2.70                2.43
Investor B.........................................        0.21                0.19                1.95                1.68
Investor C.........................................        0.21                0.18                1.95                1.68
Year ended 3/31/03
Primary A..........................................       $0.31               $0.28                3.02%               2.72%
Investor A.........................................        0.29                0.26                2.77                2.47
Investor B.........................................        0.21                0.19                2.02                1.72
Investor C.........................................        0.21                0.19                2.02                1.72

NATIONS FUNDS

                                                      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT      NET INVESTMENT
                                                     INCOME PER SHARE    INCOME PER SHARE      INCOME RATIO        INCOME RATIO
                                                        (PREVIOUS)          (REVISED)           (PREVIOUS)          (REVISED)
                                                     ----------------------------------------------------------------------------
Year ended 3/31/02
Primary A..........................................       $0.44               $0.43                4.44%               4.31%
Investor A.........................................        0.42                0.41                4.19                4.06
Investor B.........................................        0.34                0.33                3.44                3.31
Investor C.........................................        0.34                0.33                3.44                3.31
INTERMEDIATE BOND
Year ended 3/31/04
Primary A..........................................       $0.30               $0.29                3.03%               2.94%
Investor A.........................................        0.27                0.26                2.78                2.69
Investor B.........................................        0.20                0.19                2.03                1.94
Investor C.........................................        0.20                0.20                2.03                1.94
Year ended 3/31/03
Primary A..........................................       $0.34               $0.34                3.50%               3.46%
Investor A.........................................        0.32                0.32                3.25                3.21
Investor B.........................................        0.25                0.25                2.50                2.46
Investor C.........................................        0.23                0.23                2.50                2.46
BOND
Year ended 3/31/04
Primary A..........................................       $0.36               $0.36                3.60%               3.61%
Investor A.........................................        0.34                0.34                3.35                3.36
Investor B.........................................        0.26                0.26                2.60                2.61
Investor C.........................................        0.26                0.26                2.60                2.61
Year ended 3/31/03
Primary A..........................................       $0.37               $0.35                3.75%               3.50%
Investor A.........................................        0.35                0.33                3.50                3.25
Investor B.........................................        0.27                0.25                2.75                2.50
Investor C.........................................        0.27                0.25                2.75                2.50
Year ended 3/31/02
Primary A..........................................       $0.54               $0.53                5.41%               5.28%
Investor A.........................................        0.51                0.50                5.16                5.03
Investor B.........................................        0.44                0.43                4.41                4.28
Investor C.........................................        0.44                0.43                4.41                4.28
Year ended 3/31/01
Primary A..........................................       $0.62               $0.62                6.53%               6.53%
Investor A.........................................        0.60                0.60                6.28                6.28
Investor B.........................................        0.52                0.52                5.53                5.53
Investor C.........................................        0.52                0.52                5.53                5.53
STRATEGIC INCOME
Year ended 3/31/04
Primary A..........................................       $0.45               $0.44                4.48%               4.40%
Investor A.........................................        0.43                0.42                4.23                4.15
Investor B.........................................        0.35                0.34                3.48                3.40
Investor C.........................................        0.35                0.34                3.48                3.40
Year ended 3/31/03
Primary A..........................................       $0.46               $0.46                4.79%               4.78%
Investor A.........................................        0.45                0.45                4.54                4.53
Investor B.........................................        0.37                0.37                3.79                3.78
Investor C.........................................        0.37                0.37                3.79                3.78
Year ended 3/31/02
Primary A..........................................       $0.60               $0.58                5.76%               5.52%
Investor A.........................................        0.57                0.55                5.51                5.27
Investor B.........................................        0.50                0.48                4.76                4.52
Investor C.........................................        0.50                0.48                4.76                4.52

NATIONS FUNDS

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Stripped securities: Stripped mortgage-backed securities are derivative multi-class mortgage securities structured so that one class receives most, if not all, of the principal from the underlying mortgage assets, while the other class receives most, if not all, of the interest and the remainder of the principal. If the underlying mortgage assets experience greater than anticipated prepayments of principal, a Fund may fail to fully recoup its initial investment in an interest-only security. The market value of these securities consisting entirely of principal payments can be extremely volatile in response to changes in interest rates. Credit risk reflects the risk that a Fund may not receive all or part of its principal because the issuer or credit enhancer has defaulted on its obligation.

Dollar rolls: The Funds may enter into dollar rolls in which the Fund sells mortgage-backed securities for delivery in the current month and simultaneously contracts to repurchase substantially similar (same type, coupon, and maturity) securities on a specified future date. During the roll period, the Fund forgoes principal and interest paid on the securities. The Fund's policy is to record the component of dollar rolls using "to be announced" mortgage-backed securities ("TBA Dollar Rolls") as purchase and sale transactions. Any difference between the purchase and sale price is recorded as a realized gain or loss on the trade date of the sale transaction. Bond and Strategic Income Funds had dollar rolls outstanding as of March 31, 2004, which are included in Payable for investment securities purchased on each Statement of net assets. At the time a Fund enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its dollar roll commitments.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each Fund's investment income and realized and unrealized gains and losses are allocated among its share classes based upon the relative net assets of each class of shares.

The Feeder Funds record their share of the investment income and realized and unrealized gains and losses reported by the Master Portfolios on a daily basis. The investment income and realized and unrealized gains and losses are allocated daily to investors in the Master Portfolios based upon the relative value of their investments in the Master Portfolios.

Dividends and distributions to shareholders: It is the policy of each Fund (except Intermediate Bond and High Yield Bond) to declare dividends from net investment income daily and to pay such dividends monthly. Intermediate Bond and High Yield Bond Funds declare and pay dividends monthly. Each Fund will distribute net realized capital gains (including net short-term capital gains) at least annually after the fiscal year in which the capital gains were earned, unless offset by any available capital loss carryforward. Dividends and distributions to shareholders are recorded on ex-dividend date. Income distributions and capital gain distributions on a Fund level are determined in accordance with federal income tax regulations which may differ from accounting principles generally accepted in the United States of America.

Federal income tax: Each Fund intends to continue to qualify as a regulated investment company by complying with the applicable requirements of the Internal Revenue Code of 1986 Sub-chapter M, as amended, and by distributing substantially all of its earnings to its shareholders. Therefore, no provision is made for federal income or excise taxes.

Expenses: General expenses of Funds Trust are allocated to the Funds based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses are allocated to separate classes of

NATIONS FUNDS
shares based upon their relative net asset value on the date the expenses are incurred. Expenses directly attributable to a Fund or class of shares are charged to such Fund or class. The Feeder Funds record their share of the expenses reported by the Master Portfolios on a daily basis. The expenses are allocated daily to investors in the Master Portfolios based upon the relative value of the Feeder Funds' investments in the Master Portfolios.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

Funds Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with BACAP, a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Funds. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Fund:

                                                              ANNUAL RATE
                                                              -----------
Short-Term Income, Short-Intermediate Government............     0.30%
Bond........................................................     0.40%
Strategic Income............................................     0.50%

                                                                      FEES ON AVERAGE
                                              FEES ON AVERAGE        DAILY NET ASSETS          FEES ON AVERAGE
                                              DAILY NET ASSETS       BETWEEN $200 AND          DAILY NET ASSETS
                                             UP TO $200 MILLION        $250 MILLION         EXCEEDING $250 MILLION
                                             ---------------------------------------------------------------------
Government Securities......................         0.50%                  0.45%                     0.40%

The Feeder Funds indirectly pay for investment advisory services through their investments in their corresponding Master Portfolios (see Note 2 of Notes to financial statements of the Master Portfolios).

The High Yield Bond Feeder Fund indirectly pays for sub-advisory services through its investments in its corresponding Master Portfolio (See Note 2 of Notes to financial statements of the Master Portfolios).

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of Funds Trust. Under the administration agreement, BACAP Distributors is currently entitled to receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.22% of the average daily net assets of all Funds except for Intermediate Bond Fund, which pays a monthly fee at the maximum annual rate of 0.17% of its average daily net assets and High Yield Bond Fund, which pays a monthly fee at the maximum annual rate of 0.18% of its average daily net assets. During the year ended March 31, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive 0.05% of its administration fees for Government Securities Fund. The Bank of New York ("BNY") serves as sub-administrator of Funds Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned an annual rate of 0.17% of the Funds' average daily net assets (net of waivers and sub-administration fees) for its administration services.

BACAP and/or its affiliates may, from time to time, reduce its fees payable by each Fund. During the year ended March 31, 2004 and until July 31, 2004, BACAP has agreed to waive its advisory fees for the Funds set forth below (as a percentage of the Funds' average daily net assets):

Short-Term Income...........................................    0.10%
Government Securities.......................................    0.10%*
Strategic Income............................................    0.10%

---------------

 *Contractual advisory fees are based on asset breakpoints causing this percentage to fluctuate, as the advisory waiver is subject to change in order to maintain a net advisory fee of 0.40% of Government Securities' average daily net assets. The advisory fee waiver presented reflects the maximum advisory fee waiver.

In addition, during the year ended March 31, 2004 and until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense and

NATIONS FUNDS
shareholder servicing and distribution fees), as a percentage of the respective Fund's average daily net assets, exceed the following annual rates:

FUND                                                          ANNUAL RATE
-------------------------------------------------------------------------
Intermediate Bond Fund......................................     0.81%
High Yield Bond Fund........................................     0.93%

Effective January 1, 2004 and until July 31, 2004, BACAP and/or BACAP Distributors has agreed to reimburse expenses and/or waive their fees to the extent that the total expenses (excluding interest expense and shareholder servicing and distribution fees), as a percentage of the Bond Fund's average daily net assets, exceeds the annual rate of 0.60%.

BACAP and/or BACAP Distributors is entitled to recover from Intermediate Bond Fund and Bond Fund any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following the date of such waiver or reimbursement, to the extent that such recovery would not cause the affected fund to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue. At March 31, 2004, for Intermediate Bond Fund no fees were recoverable by BACAP and/or BACAP Distributors pursuant to this arrangement. At March 31, 2004, for Bond Fund, $100,411 was recoverable.

BNY serves as the custodian of Funds Trust's assets. For the year ended March 31, 2004, expenses of the Funds were reduced by $22,306 under expense offset arrangements with BNY. The Funds could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

PFPC Inc. serves as the transfer agent for the Funds' shares. Bank of America serves as the sub-transfer agent for the Primary A Shares of the Funds. Bank of America is entitled to receive from the transfer agent a fee equal to the costs incurred by Bank of America in providing services pursuant to its obligations as sub-transfer agent at the annual rate of up to 0.01% of the net assets attributable to the Primary A shares of the Funds. For the year ended March 31, 2004, Bank of America earned the following sub-transfer agent fees from the Funds for providing such services and these amounts are included in "Transfer agent fees" in each Fund's Statements of operations.

                                                              SUB-TRANSFER
                                                               AGENT FEE
FUND                                                             (000)
--------------------------------------------------------------------------
Short-Term Income...........................................      $25
Short-Intermediate Government...............................       12
Government Securities.......................................        4
Intermediate Bond...........................................       22
Bond........................................................       67
Strategic Income............................................        5
High Yield Bond.............................................       20

BACAP Distributors serves as distributor of the Funds' shares. For the year ended March 31, 2004, the Funds were informed that the distributor received the following:

                                                               FRONT END               CONTINGENT DEFERRED
                                                              SALES CHARGE                 SALES CHARGE
                                                                 (000)                        (000)
                                                              ------------    --------------------------------------
FUND                                                           INVESTOR A     INVESTOR A    INVESTOR B    INVESTOR C
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................      $ 39           $ 25          $  1          $15
Short-Intermediate Government...............................        78              5            89            7
Government Securities.......................................        73             --*          154            3
Intermediate Bond...........................................        38              1            26            1
Bond........................................................        32             12            29            1
Strategic Income............................................       108              1            39            1
High Yield Bond.............................................       867            511           212           95

---------------

 *Amount represents less than $500.

NATIONS FUNDS

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from Funds Trust for serving as Trustee or Officer of Funds Trust.

Funds Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Funds' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, another portfolio of Funds Trust. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Fund's Statement of net assets.

Certain Funds have made daily investments of cash balances in the Nations Cash Reserves, another portfolio of Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Fund from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Funds. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                                                   ADMINISTRATION FEES
                                                                ADVISORY FEES       (EARNED BY BACAP
                                                              (EARNED BY BACAP)       DISTRIBUTORS)
FUND                                                                (000)                 (000)
------------------------------------------------------------------------------------------------------
Short-Term Income...........................................        $ 53                  $ 28
Short-Intermediate Government...............................          46                    24
Government Securities.......................................          25                    13
Bond........................................................         636                   345
Strategic Income............................................          50                    27

Certain Funds have invested in portfolios contained within the various Nations Trusts, pursuant to an exemptive order received from the Securities and Exchange Commission. Bond Fund has invested in Convertible Securities Fund, a portfolio of Funds Trust. Strategic Income Fund and Bond Fund have invested in High Yield Portfolio, a portfolio of Master Trust. The income earned from such investments is included in their Statements of operations as "Dividend income from affiliated funds". BACAP has agreed to waive advisory fees on Bond Fund's investment in Convertible Securities Fund and this waiver is included in Bond Fund's Statement of operations as "Fees waived by investment advisor, administrator and/or distributor".

A significant portion of each Fund's Primary A Shares represents investments by fiduciary accounts over which Bank of America has either sole or joint investment discretion.

3.  SHAREHOLDER SERVICING AND DISTRIBUTION PLANS

Funds Trust has adopted shareholder servicing plans and distribution plans for the Investor B and Investor C Shares of each Fund and a combined distribution and shareholder servicing plan for the Investor A Shares of each Fund. The shareholder servicing plans permit the Funds to compensate or reimburse servicing agents for shareholder services provided by the servicing agents. The distribution plans, adopted pursuant to Rule 12b-1 under the 1940 Act, permit the Funds to compensate or reimburse the distributor and/or selling agents for activities or expenses primarily intended to result in the sale of the applicable classes' shares. Payments are made at an annual rate and paid monthly, as a percentage of average daily net assets, set from time to time by the Board of Trustees, and are charged as expenses of each Fund directly to the applicable share class. A substantial portion of the expenses incurred pursuant to these plans is paid to affiliates of Bank of America and BACAP Distributors.

NATIONS FUNDS

For the year ended March 31, 2004, the annual rates in effect and plan limits, as a percentage of average daily net assets, were as follows:

                                                                 CURRENT RATE        PLAN
                                                              (AFTER FEE WAIVERS)    LIMIT
                                                              ----------------------------
Investor A Combined Distribution and Shareholder Servicing
  Plan......................................................         0.25%*          0.25%
Investor B and Investor C Shareholder Servicing Plans.......         0.25%           0.25%
Investor B and Investor C Distribution Plans................         0.75%           0.75%

---------------

 *Short-Term Income Fund pays its shareholder servicing fees, at the rates shown above, under a separate servicing plan.

4.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Short-Term Income...........................................  $613,253     $195,051
Short-Intermediate Government...............................        --        1,150
Government Securities.......................................        --          700
Bond........................................................   896,354      543,110
Strategic Income............................................    65,046       28,377

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Short-Term Income...........................................  $1,465,031    $1,481,253
Short-Intermediate Government...............................     873,296       906,964
Government Securities.......................................     510,750       503,587
Bond........................................................   8,538,076     8,529,731
Strategic Income............................................     635,333       610,535

5.  FUTURES CONTRACTS

At March 31, 2004, the following Funds had futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     320           $ 68,627            $ 68,855            $  228
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (60)            (6,785)             (6,813)              (28)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $  200
                                                                                                                       ======
SHORT-INTERMEDIATE GOVERNMENT FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................      15           $  1,702            $  1,704            $    2
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     203             23,040              23,427               387
U.S. 20 year Treasury Bond Futures (short position) expiring
  June 2004(a)..............................................     (81)            (9,059)             (9,239)             (180)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $  209
                                                                                                                       ======

NATIONS FUNDS

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
GOVERNMENT SECURITIES FUND:
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004(a)..............................................     144           $ 16,183            $ 16,424            $  241
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (33)            (3,702)             (3,747)              (45)
U.S. 2 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (15)            (3,214)             (3,228)              (14)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $  182
                                                                                                                       ======
BOND FUND:
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     642           $ 72,320            $ 72,907            $  587
U.S. 2 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................      95             20,364              20,441                77
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004(a)..............................................     700             78,282              79,844             1,562
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................    (681)           (78,167)            (78,592)             (425)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $1,801
                                                                                                                       ======
STRATEGIC INCOME FUND:
U.S. 20 year Treasury Bond Futures (long position) expiring
  June 2004(a)..............................................      28           $  3,133            $  3,194            $   60
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................      38              4,267               4,315                48
5 year Euro Futures (long position) expiring June 2004(a)...      39              5,350               5,411                61
U.S. 10 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................       8                921                 923                 2
U.S. 5 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (76)            (8,526)             (8,630)             (104)
                                                                                                                       ------
  Total net unrealized appreciation.........................                                                           $   67
                                                                                                                       ======

---------------

(a)Securities have been segregated as collateral for the Fund's open futures contracts.

6.  WRITTEN OPTIONS

Written options for the year ended March 31, 2004 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS     (000)
-----------------------------------------------------------------------------------
SHORT-INTERMEDIATE GOVERNMENT:
Outstanding at March 31, 2003...............................        24     $   153
Contracts opened............................................       241       1,354
Contracts closed............................................       (89)       (482)
Contracts expired...........................................      (176)     (1,025)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======
GOVERNMENT SECURITIES:
Outstanding at March 31, 2003...............................        12     $    77
Contracts opened............................................       122         686
Contracts closed............................................       (45)       (243)
Contracts expired...........................................       (89)       (520)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======

NATIONS FUNDS

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS (FUND)                             CONTRACTS     (000)
-----------------------------------------------------------------------------------
BOND:
Outstanding at March 31, 2003...............................    12,135     $ 1,143
Contracts opened............................................     1,288       8,079
Contracts closed............................................      (513)     (3,626)
Contracts expired...........................................   (12,910)     (5,596)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======
STRATEGIC INCOME:
Outstanding at March 31, 2003...............................         2     $    16
Contracts opened............................................        62         354
Contracts closed............................................       (21)       (119)
Contracts expired...........................................       (43)       (251)
                                                               -------     -------
Outstanding at March 31, 2004...............................        --     $    --
                                                               =======     =======

7.  FORWARD FOREIGN CURRENCY CONTRACTS

At March 31, 2004, the following Funds had forward foreign currency contracts outstanding:

                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      Australian Dollar                  320            $    250            $    243
Expiring May 18, 2004.........    Australian Dollar(a)               5,825               4,549               4,423
Expiring May 18, 2004.........    Australian Dollar(a)                 500                 381                 380
Expiring May 18, 2004.........    Australian Dollar(a)                 750                 567                 569
Expiring May 18, 2004.........      Australian Dollar                2,002               1,500               1,519
Expiring May 18, 2004.........      Australian Dollar                  681                 500                 517
Expiring May 18, 2004.........    Australian Dollar(a)                 500                 364                 380
Expiring June 10, 2004........    Australian Dollar(b)               1,317                 992                 997
Expiring June 10, 2004........    Australian Dollar(c)               1,317                 992                 997
Expiring May 18, 2004.........     Canadian Dollar(a)                  498                 373                 378
Expiring June 23, 2004........           Euro(d)                     1,000               1,234               1,226
Expiring May 18, 2004.........   British Pound Sterling              2,250               4,225               4,118
Expiring May 18, 2004.........  British Pound Sterling(e)            2,750               5,152               5,033
Expiring June 10, 2004........  British Pound Sterling(e)            1,084               1,987               1,981
Expiring May 18, 2004.........   British Pound Sterling                750               1,368               1,373
Expiring May 18, 2004.........   British Pound Sterling                250                 456                 457
Expiring May 18, 2004.........   British Pound Sterling                500                 910                 916
Expiring June 23, 2004........     Hungarian Forint(f)             130,340                 616                 628
Expiring June 10, 2004........       Japanese Yen(g)               209,212               1,893               2,016
Expiring June 10, 2004........     New Zealand Dollar                2,890               2,000               1,913
Expiring May 18, 2004.........    New Zealand Dollar(g)              2,964               1,984               1,956
Expiring May 18, 2004.........     New Zealand Dollar                1,124                 750                 744
Expiring June 16, 2004........     Singapore Dollar(h)              11,568               6,764               6,908
Net unrealized depreciation...
CONTRACTS TO SELL:
Expiring May 18, 2004.........      Australian Dollar                 (341)           $   (250)           $   (259)
Expiring May 18, 2004.........    Australian Dollar(a)                (500)               (373)               (380)
Expiring May 18, 2004.........     Canadian Dollar(a)               (6,012)             (4,549)             (4,568)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (509)               (381)               (387)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (748)               (567)               (569)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (489)               (364)               (371)
Expiring June 25, 2004........       Swiss Franc(d)                 (1,556)             (1,234)             (1,231)
Expiring May 18, 2004.........       Swiss Franc(e)                 (6,333)             (5,152)             (5,005)

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
SHORT-TERM INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      $  (7)
Expiring May 18, 2004.........       (126)
Expiring May 18, 2004.........         (1)
Expiring May 18, 2004.........          2
Expiring May 18, 2004.........         19
Expiring May 18, 2004.........         17
Expiring May 18, 2004.........         16
Expiring June 10, 2004........          5
Expiring June 10, 2004........          5
Expiring May 18, 2004.........          5
Expiring June 23, 2004........         (8)
Expiring May 18, 2004.........       (107)
Expiring May 18, 2004.........       (119)
Expiring June 10, 2004........         (6)
Expiring May 18, 2004.........          5
Expiring May 18, 2004.........          1
Expiring May 18, 2004.........          6
Expiring June 23, 2004........         12
Expiring June 10, 2004........        123
Expiring June 10, 2004........        (87)
Expiring May 18, 2004.........        (28)
Expiring May 18, 2004.........         (6)
Expiring June 16, 2004........        144
                                    -----
Net unrealized depreciation...       (135)
                                    -----
CONTRACTS TO SELL:
Expiring May 18, 2004.........      $  (9)
Expiring May 18, 2004.........         (7)
Expiring May 18, 2004.........        (19)
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........         (2)
Expiring May 18, 2004.........         (7)
Expiring June 25, 2004........          3
Expiring May 18, 2004.........        147

NATIONS FUNDS


                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Expiring June 10, 2004........       Swiss Franc(c)                 (1,257)           $   (992)           $   (994)
Expiring June 10, 2004........       Swiss Franc(e)                 (2,519)             (1,987)             (1,992)
Expiring June 16, 2004........       Swiss Franc(h)                 (8,631)             (6,763)             (6,825)
Expiring June 25, 2004........            Euro                        (500)               (616)               (613)
Expiring May 18, 2004.........   British Pound Sterling               (750)             (1,364)             (1,373)
Expiring May 18, 2004.........   British Pound Sterling               (750)             (1,356)             (1,373)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (451)               (457)
Expiring May 18, 2004.........   British Pound Sterling             (1,000)             (1,792)             (1,830)
Expiring June 10, 2004........       Japanese Yen(b)              (110,229)               (992)             (1,062)
Expiring June 10, 2004........       Japanese Yen(g)              (220,258)             (1,984)             (2,122)
Expiring May 18, 2004.........     New Zealand Dollar               (1,839)             (1,250)             (1,217)
Expiring May 18, 2004.........     New Zealand Dollar                 (369)               (250)               (245)
Expiring May 18, 2004.........     New Zealand Dollar                 (764)               (500)               (506)
Expiring May 18, 2004.........     New Zealand Dollar                 (382)               (250)               (253)
Expiring June 10, 2004........    New Zealand Dollar(g)             (2,964)             (1,893)             (1,957)
Expiring May 18, 2004.........     New Zealand Dollar                 (392)               (250)               (259)
Net unrealized depreciation...
Total net unrealized
  depreciation................
BOND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      Australian Dollar                4,805            $  3,750            $  3,647
Expiring May 18, 2004.........    Australian Dollar(a)              19,043              14,870              14,455
Expiring May 18, 2004.........    Australian Dollar(a)                 250                 190                 190
Expiring June 10, 2004........    Australian Dollar(b)               2,520               1,898               1,907
Expiring June 10, 2004........    Australian Dollar(c)               2,520               1,898               1,907
Expiring May 18, 2004.........    Australian Dollar(a)               1,250                 944                 949
Expiring May 18, 2004.........      Australian Dollar                3,670               2,750               2,785
Expiring May 18, 2004.........    Australian Dollar(a)               1,250                 909                 949
Expiring May 18, 2004.........      Australian Dollar                  681                 500                 517
Expiring May 18, 2004.........     Canadian Dollar(a)                1,244                 932                 945
Expiring June 25, 2004........       Swiss Franc(d)                  3,884               3,029               3,072
Expiring June 25, 2004........           Euro(d)                     9,000              11,108              11,037
Expiring May 18, 2004.........   British Pound Sterling              6,750              12,676              12,354
Expiring May 18, 2004.........  British Pound Sterling(e)            8,550              16,018              15,649
Expiring May 18, 2004.........   British Pound Sterling              1,250               2,276               2,288
Expiring June 10, 2004........  British Pound Sterling(e)            2,074               3,800               3,788
Expiring May 18, 2004.........   British Pound Sterling              1,250               2,280               2,288
Expiring May 18, 2004.........   British Pound Sterling                500                 912                 915
Expiring June 23, 2004........     Hungarian Forint(f)           2,476,460              11,698              11,936
Expiring June 10, 2004........       Japanese Yen(g)               401,885               3,636               3,871
Expiring May 18, 2004.........     New Zealand Dollar                7,587               5,250               5,022
Expiring June 10, 2004........    New Zealand Dollar(g)              5,693               3,812               3,759
Expiring May 18, 2004.........     New Zealand Dollar                1,498               1,000                 992
Expiring June 16, 2004........     Singapore Dollar(h)              32,826              19,192              19,601
Net unrealized depreciation...
CONTRACTS TO SELL:
Expiring May 18, 2004.........      Australian Dollar               (2,047)           $ (1,500)           $ (1,553)
Expiring May 18, 2004.........    Australian Dollar(a)              (1,250)               (932)               (949)
Expiring May 18, 2004.........     Canadian Dollar(a)              (19,654)            (14,870)            (14,933)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (255)               (190)               (193)
Expiring May 18, 2004.........     Canadian Dollar(a)               (1,247)               (944)               (947)
Expiring May 18, 2004.........     Canadian Dollar(a)               (1,222)               (909)               (928)
Expiring June 25, 2004........       Swiss Franc(d)                (14,002)            (11,108)            (11,075)
Expiring May 18, 2004.........       Swiss Franc(e)                (19,691)            (16,018)            (15,561)
Expiring June 10, 2004........       Swiss Franc(e)                 (4,817)             (3,800)             (3,809)

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
Expiring June 10, 2004........      $  (2)
Expiring June 10, 2004........         (5)
Expiring June 16, 2004........        (62)
Expiring June 25, 2004........          3
Expiring May 18, 2004.........         (9)
Expiring May 18, 2004.........        (17)
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........        (38)
Expiring June 10, 2004........        (70)
Expiring June 10, 2004........       (138)
Expiring May 18, 2004.........         33
Expiring May 18, 2004.........          5
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........         (3)
Expiring June 10, 2004........        (64)
Expiring May 18, 2004.........         (9)
                                    -----
Net unrealized depreciation...       (288)
                                    -----
Total net unrealized
  depreciation................      $(423)
                                    =====
BOND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      $(103)
Expiring May 18, 2004.........       (415)
Expiring May 18, 2004.........          0*
Expiring June 10, 2004........          9
Expiring June 10, 2004........          9
Expiring May 18, 2004.........          5
Expiring May 18, 2004.........         35
Expiring May 18, 2004.........         40
Expiring May 18, 2004.........         17
Expiring May 18, 2004.........         13
Expiring June 25, 2004........         43
Expiring June 25, 2004........        (71)
Expiring May 18, 2004.........       (322)
Expiring May 18, 2004.........       (369)
Expiring May 18, 2004.........         12
Expiring June 10, 2004........        (12)
Expiring May 18, 2004.........          8
Expiring May 18, 2004.........          3
Expiring June 23, 2004........        238
Expiring June 10, 2004........        235
Expiring May 18, 2004.........       (228)
Expiring June 10, 2004........        (53)
Expiring May 18, 2004.........         (8)
Expiring June 16, 2004........        409
                                    -----
Net unrealized depreciation...      $(505)
                                    =====
CONTRACTS TO SELL:
Expiring May 18, 2004.........      $ (53)
Expiring May 18, 2004.........        (17)
Expiring May 18, 2004.........        (63)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........        (19)
Expiring June 25, 2004........         33
Expiring May 18, 2004.........        457
Expiring June 10, 2004........         (9)

NATIONS FUNDS


                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Expiring June 10, 2004........       Swiss Franc(c)                 (2,406)           $ (1,898)           $ (1,903)
Expiring June 16, 2004........       Swiss Franc(h)                (24,492)            (19,192)            (19,368)
Expiring June 23, 2004........           Euro(f)                    (9,500)            (11,698)            (11,651)
Expiring June 25, 2004........           Euro(d)                    (2,500)             (3,029)             (3,066)
Expiring May 18, 2004.........   British Pound Sterling             (1,000)             (1,808)             (1,830)
Expiring May 18, 2004.........   British Pound Sterling               (500)               (903)               (915)
Expiring May 18, 2004.........   British Pound Sterling             (1,000)             (1,818)             (1,830)
Expiring May 18, 2004.........   British Pound Sterling             (1,500)             (2,689)             (2,745)
Expiring June 10, 2004........       Japanese Yen(b)              (210,973)             (1,898)             (2,032)
Expiring June 10, 2004........       Japanese Yen(g)              (423,104)             (3,812)             (4,075)
Expiring May 18, 2004.........     New Zealand Dollar               (2,207)             (1,500)             (1,461)
Expiring May 18, 2004.........     New Zealand Dollar               (1,847)             (1,250)             (1,223)
Expiring May 18, 2004.........     New Zealand Dollar               (1,909)             (1,250)             (1,264)
Expiring June 10, 2004........    New Zealand Dollar(g)             (5,693)             (3,636)             (3,759)
Expiring May 18, 2004.........     New Zealand Dollar               (1,145)               (750)               (758)
Expiring May 18, 2004.........     New Zealand Dollar               (2,350)             (1,500)             (1,556)
Net unrealized depreciation...
Total net unrealized
  depreciation................
STRATEGIC INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      Australian Dollar                  320            $    250            $    243
Expiring May 18, 2004.........    Australian Dollar(a)               3,094               2,416               2,349
Expiring May 18, 2004.........    Australian Dollar(a)                 250                 190                 190
Expiring May 18, 2004.........      Australian Dollar                1,001                 750                 760
Expiring June 10, 2004........    Australian Dollar(b)                 263                 198                 199
Expiring June 10, 2004........    Australian Dollar(c)                 263                 198                 199
Expiring May 18, 2004.........    Australian Dollar(a)                 250                 182                 190
Expiring May 18, 2004.........       Canadian Dollar                 1,469               1,113               1,116
Expiring May 18, 2004.........     Canadian Dollar(a)                  249                 186                 189
Expiring June 25, 2004........       Swiss Franc(d)                    777                 606                 614
Expiring May 18, 2004.........   British Pound Sterling              1,500               2,817               2,745
Expiring May 18, 2004.........  British Pound Sterling(e)              950               1,780               1,739
Expiring May 18, 2004.........   British Pound Sterling                250                 456                 458
Expiring May 18, 2004.........   British Pound Sterling                250                 455                 458
Expiring June 10, 2004........  British Pound Sterling(e)              217                 397                 396
Expiring June 23, 2004........     Hungarian Forint(f)             130,340                 616                 627
Expiring June 10, 2004........       Japanese Yen(g)                41,842                 379                 402
Expiring May 18, 2004.........     New Zealand Dollar                1,084                 750                 717
Expiring May 18, 2004.........     New Zealand Dollar                  375                 250                 248
Expiring June 10, 2004........    New Zealand Dollar(g)                593                 397                 391
Expiring June 16, 2004........     Singapore Dollar(h)               2,850               1,666               1,702
Net unrealized depreciation...
CONTRACTS TO SELL:
Expiring May 18, 2004.........      Australian Dollar               (1,413)           $ (1,101)           $ (1,072)
Expiring May 18, 2004.........      Australian Dollar                 (341)               (250)               (259)
Expiring May 18, 2004.........    Australian Dollar(a)                (250)               (186)               (190)
Expiring May 18, 2004.........     Canadian Dollar(a)               (3,194)             (2,416)             (2,427)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (255)               (190)               (193)
Expiring May 18, 2004.........     Canadian Dollar(a)                 (244)               (182)               (186)
Expiring June 25, 2004........         Swiss Franc                  (1,567)             (1,269)             (1,239)
Expiring May 18, 2004.........       Swiss Franc(e)                 (2,188)             (1,780)             (1,729)
Expiring June 10, 2004........       Swiss Franc(e)                   (504)               (397)               (398)
Expiring June 10, 2004........       Swiss Franc(c)                   (251)               (198)               (199)
Expiring June 16, 2004........       Swiss Franc(h)                 (2,127)             (1,666)             (1,682)
Expiring June 23, 2004........           Euro(f)                      (500)               (616)               (613)

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
Expiring June 10, 2004........      $  (5)
Expiring June 16, 2004........       (176)
Expiring June 23, 2004........         47
Expiring June 25, 2004........        (37)
Expiring May 18, 2004.........        (22)
Expiring May 18, 2004.........        (12)
Expiring May 18, 2004.........        (12)
Expiring May 18, 2004.........        (56)
Expiring June 10, 2004........       (134)
Expiring June 10, 2004........       (263)
Expiring May 18, 2004.........         39
Expiring May 18, 2004.........         27
Expiring May 18, 2004.........        (14)
Expiring June 10, 2004........       (123)
Expiring May 18, 2004.........         (8)
Expiring May 18, 2004.........        (56)
                                    -----
Net unrealized depreciation...      $(482)
                                    -----
Total net unrealized
  depreciation................      $(987)
                                    =====
STRATEGIC INCOME FUND:
CONTRACTS TO BUY
Expiring May 18, 2004.........      $  (7)
Expiring May 18, 2004.........        (67)
Expiring May 18, 2004.........          0*
Expiring May 18, 2004.........         10
Expiring June 10, 2004........          1
Expiring June 10, 2004........          1
Expiring May 18, 2004.........          8
Expiring May 18, 2004.........          3
Expiring May 18, 2004.........          3
Expiring June 25, 2004........          8
Expiring May 18, 2004.........        (72)
Expiring May 18, 2004.........        (41)
Expiring May 18, 2004.........          2
Expiring May 18, 2004.........          3
Expiring June 10, 2004........         (1)
Expiring June 23, 2004........         11
Expiring June 10, 2004........         23
Expiring May 18, 2004.........        (33)
Expiring May 18, 2004.........         (2)
Expiring June 10, 2004........         (6)
Expiring June 16, 2004........         36
                                    -----
Net unrealized depreciation...      $(120)
                                    =====
CONTRACTS TO SELL:
Expiring May 18, 2004.........      $  29
Expiring May 18, 2004.........         (9)
Expiring May 18, 2004.........         (4)
Expiring May 18, 2004.........        (11)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (4)
Expiring June 25, 2004........         30
Expiring May 18, 2004.........         51
Expiring June 10, 2004........         (1)
Expiring June 10, 2004........         (1)
Expiring June 16, 2004........        (16)
Expiring June 23, 2004........          3

NATIONS FUNDS


                                                             VALUE OF CONTRACT    VALUE OF CONTRACT    MARKET VALUE OF
                                                                WHEN OPENED          WHEN OPENED          CONTRACT
                                          LOCAL              (LOCAL CURRENCY)       (US DOLLARS)        (US DOLLARS)
DESCRIPTION                             CURRENCY                   (000)                (000)               (000)
----------------------------------------------------------------------------------------------------------------------
Expiring June 25, 2004........           Euro(d)                      (500)           $   (606)           $   (613)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (455)               (458)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (452)               (458)
Expiring May 18, 2004.........   British Pound Sterling               (250)               (451)               (458)
Expiring May 18, 2004.........   British Pound Sterling               (500)               (896)               (915)
Expiring June 10, 2004........       Japanese Yen(b)               (22,046)               (198)               (212)
Expiring June 10, 2004........       Japanese Yen(g)               (44,052)               (397)               (423)
Expiring May 18, 2004.........     New Zealand Dollar                 (368)               (250)               (243)
Expiring May 18, 2004.........     New Zealand Dollar                 (382)               (250)               (253)
Expiring June 10, 2004........    New Zealand Dollar(g)               (593)               (379)               (391)
Expiring May 18, 2004.........     New Zealand Dollar                 (382)               (250)               (253)
Expiring May 18, 2004.........     New Zealand Dollar                 (392)               (250)               (258)
Expiring April 16, 2004.......     South African Rand              (13,019)             (1,822)             (2,058)
Net unrealized depreciation...
Total net unrealized
  depreciation................

                                  UNREALIZED
                                APPRECIATION/
                                (DEPRECIATION)
                                 (US DOLLARS)
DESCRIPTION                         (000)
------------------------------  --------------
Expiring June 25, 2004........      $  (7)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (6)
Expiring May 18, 2004.........         (7)
Expiring May 18, 2004.........        (19)
Expiring June 10, 2004........        (14)
Expiring June 10, 2004........        (26)
Expiring May 18, 2004.........          7
Expiring May 18, 2004.........         (3)
Expiring June 10, 2004........        (12)
Expiring May 18, 2004.........         (3)
Expiring May 18, 2004.........         (8)
Expiring April 16, 2004.......       (236)
                                    -----
Net unrealized depreciation...      $(273)
                                    -----
Total net unrealized
  depreciation................      $(393)
                                    =====

---------------

 * Amount represents less than $500.

(a)Forward foreign currency contract between Australian Dollar and Canadian Dollar.

(b)Forward foreign currency contract between Australian Dollar and Japanese Yen.

(c)Forward foreign currency contract between Australian Dollar and Swiss Franc.

(d)Forward foreign currency contract between Euro and Swiss Franc.

(e)Forward foreign currency contract between British Pound Sterling and Swiss Franc.

 (f)
   Forward foreign currency contract between Hungarian Forint and Euro.

(g)Forward foreign currency contract between New Zealand Dollar and Japanese
   Yen.

(h)Forward foreign currency contract between Singapore Dollar and Swiss Franc.

8.  SWAP CONTRACTS

At March 31, 2004, the following Funds had swap contracts outstanding:

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
SHORT-TERM INCOME FUND:
Contract with Morgan Stanley, effective
  August 6, 2003, expiring August 7,                                                     6-month AUD
  2008(a)...............................  $   17,700            5.543%                       BBR                 $   111
Contract with Citigroup, effective
  December 8, 2003, expiring December 8,                      6-month AUD
  2008(a)...............................      10,000              BBR                      6.210%                    146
Contract with Citigroup, effective
  December 8, 2003, expiring December 9,                                                 6-month AUD
  2013(a)...............................       5,750            6.293%                       BBR                    (116)
Contract with Citigroup, effective
  December 19, 2003, expiring December                        6-month AUD
  19, 2008(a)...........................      10,000              BBR                      6.000%                     81
Contract with Citigroup, effective
  December 19, 2003, expiring December                                                   6-month AUD
  19, 2013(a)...........................       5,750            6.103%                       BBR                     (55)
Contract with Citigroup, effective
  February 10, 2004, expiring February                        6-month AUD
  10, 2009(a)...........................      10,000              BBR                      5.930%                     56

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective
  February 10, 2004, expiring February                                                   6-month AUD
  10, 2014(a)...........................  $    5,750            6.080%                       BBR                 $   (46)
Contract with Morgan Stanley, effective
  March 1, 2004, expiring March 2,                            3-month AUD
  2009(a)...............................       4,500              BBR                      5.870%                     27
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,                                                       3-month AUD
  2014(a)...............................       2,500            5.990%                       BBR                     (19)
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,                              6-month
  2014(a)...............................       3,000            EURIBOR                    4.418%                     65
Contract with Citigroup, effective
  September 20, 2004, expiring September                        6-month
  22, 2014(a)...........................       3,250            EURIBOR                    4.196%                    (12)
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                                                         6-month
  2014(a)...............................       5,000            5.210%                     EURIBOR                    (3)
Contract with Citigroup, effective April                                                   6-month
  2, 2009, expiring April 2, 2014(a)....       2,500            5.190%                     EURIBOR                    (8)
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                                              6-month Hungarian
  2009(a)...............................     510,000            9.220%                      BUBAR                    (56)
Contract with Morgan Stanley, effective
  August 6, 2003, expiring August 8,                          3-month NZD
  2008(a)...............................      20,000              BBR                      6.010%                     15
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                      6-month PLZ
  2009(a)...............................       8,500             WIBOR                     6.670%                      1
Contract with JP Morgan Chase, effective
  March 1, 2004, expiring March 2,                            6-month PLZ
  2009(a)...............................       9,850             WIBOR                     6.800%                     15
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                            6-month PLZ
  2014(a)...............................      26,000             WIBOR                     6.650%                    (13)
Contract with Citigroup, effective April                      6-month PLZ
  2, 2009, expiring April 2, 2014(a)....      13,000             WIBOR                     6.710%                     (1)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      27,500        rate) x factor              Spread +0.55%                 --
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,                                                         3-month
  2014(a)...............................       4,000            4.610%                      LIBOR                    (72)
Contract with Citigroup, effective
  September 20, 2004, expiring September                                                   3-month
  19, 2014(a)...........................       4,000            4.285%                      LIBOR                     59
Contract with JP Morgan Chase, effective
  September 10, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      40,000         AFRICAN JIBAR                 9.685%                    (41)
Contract with JP Morgan Chase, effective
  September 11, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      40,000         AFRICAN JIBAR                 9.780%                    (20)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective
  September 30, 2003, expiring September                     3-month SOUTH
  30, 2008(a)...........................  $   15,000         AFRICAN JIBAR                 9.300%                $   (45)
Contract with JP Morgan Chase, effective
  October 17, 2003, expiring October 17,                     3-month SOUTH
  2008(a)...............................      20,000         AFRICAN JIBAR                 9.050%                    (96)
Contract with Citigroup, effective
  December 4, 2003, expiring December 4,                     3-month SOUTH
  2008(a)...............................      37,500         AFRICAN JIBAR                 8.845%                   (223)
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $  (250)
                                                                                                                 =======
SHORT-INTERMEDIATE GOVERNMENT FUND:
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................  $    2,500        rate) x factor              Spread +0.55%            $    --
Contract with Salomon Smith Barney,
  effective November 12, 2002, expiring                   U.S. Treasury Strip           3-month LIBOR
  May 15, 2017(a).......................       7,466     Compounding Interest              -0.08%                   (898)
Contract with Lehman Brothers, effective
  May 1, 2001, expiring May 1,
  2004(a)...............................      18,000         3-month LIBOR                 5.074%                     63
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $  (835)
                                                                                                                 =======
GOVERNMENT SECURITIES FUND:
Contract with Lehman Brothers, effective
  May 1, 2001, expiring May 1,
  2004(a)...............................  $   13,200         3-month LIBOR                 5.074%                $    46
Contract with Salomon Smith Barney,
  effective November 12, 2002, expiring                   U.S. Treasury Strip           3-month LIBOR
  May 15, 2017(a).......................       3,781     Compounding Interest              -0.08%                   (455)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 19, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................       5,600        rate) x factor              Spread +0.55%                 --
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $  (409)
                                                                                                                 =======
BOND FUND:
Contract with Salomon Smith Barney,
  effective November 12, 2002, expiring                   U.S. Treasury Strip           3-month LIBOR
  May 15, 2017(a).......................  $   36,614     Compounding Interest              -0.08%                $(4,410)
Contract with Citigroup, effective April
  18, 2003, expiring June 20, 2008(a)...       7,000              (b)                        (b)                      23
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  December 31, 2003, expiring April 5,                  minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      47,000        rate) x factor              Spread +0.50%                (22)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 12, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      50,550        rate) x factor              Spread +0.64%                (23)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................      52,000        rate) x factor              Spread +0.55%                 --

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Morgan Stanley, effective
  January 8, 2003, expiring January 8,
  2008(a)...............................  $   25,000            5.280%                 3-month AUD BBR           $   210
Contract with Morgan Stanley, effective
  January 8, 2003, expiring January 8,
  2008(a)...............................      25,000            5.210%                 3-month AUD BBR               256
Contract with Morgan Stanley, effective
  April 29, 2003, expiring April 29,
  2013(a)...............................      55,000            5.380%                 3-month AUD BBR             1,360
Contract with Citigroup, effective
  December 8, 2003, expiring December 8,
  2008(a)...............................      22,500        6-month AUD BBR                6.210%                    328
Contract with Citigroup, effective
  December 8, 2003, expiring December 9,
  2013(a)...............................      13,000            6.293%                 6-month AUD BBR              (262)
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2008(a)...........................      22,500        6-month AUD BBR                6.000%                    182
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2013(a)...........................      13,000            6.103%                 6-month AUD BBR              (124)
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2009(a)...........................      22,500        6-month AUD BBR                5.930%                    126
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2014(a)...........................      13,000            6.080%                 6-month AUD BBR              (104)
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2009(a)...............................      15,500        3-month AUD BBR                5.870%                     95
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2014(a)...............................       8,750            5.990%                 3-month AUD BBR               (65)
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,                              6-month
  2014(a)...............................       7,500            EURIBOR                    4.418%                    163
Contract with Citigroup, effective March
  17, 2004, expiring September 22,                              6-month
  2014(a)...............................       8,500            EURIBOR                    4.196%                    (32)
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                                                         6-month
  2014(a)...............................      13,000            5.210%                     EURIBOR                    (8)
Contract with Citigroup, effective April                                                   6-month
  2, 2009, expiring April 2, 2014(a)....       6,500            5.190%                     EURIBOR                   (20)
Contract with Citigroup, effective
  January 27, 2003, expiring January 28,
  2013(a)...............................      10,000       6-month GBP LIBOR               4.565%                   (636)
Contract with Citigroup, effective
  January 27, 2003, expiring January 27,
  2033(a)...............................       5,000            4.560%                6-month GBP LIBOR              519
Contract with Citigroup, effective
  October 8, 2003, expiring October 8,                          6-month
  2013(a)...............................       6,500           BBR LIBOR                   5.000%                    (61)
Contract with Citigroup, effective
  October 8, 2003, expiring October 10,
  2033(a)...............................       3,250            4.995%                6-month GBP LIBOR              (62)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                                              6-month Hungarian
  2009(a)...............................  $1,365,000            9.220%                      BUBAR                $  (151)
Contract with Morgan Stanley, effective
  January 9, 2003, expiring January 9,
  2008(a)...............................      28,000        3-month NZD BBR                6.450%                    319
Contract with Morgan Stanley, effective
  January 9, 2003, expiring January 9,
  2008(a)...............................      28,000        3-month NZD BBR                6.400%                    287
Contract with Morgan Stanley, effective
  April 29, 2003, expiring April 29,
  2013(a)...............................      66,000        3-month NZD BBR                6.130%                   (290)
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                      6-month PLZ
  2009(a)...............................      23,000             WIBOR                     6.670%                      2
Contract with JP Morgan Chase, effective
  March 1, 2004, expiring March 2,                            6-month PLZ
  2009(a)...............................      23,000             WIBOR                     6.800%                     35
Contract with JP Morgan Chase, effective
  April 1, 2009, expiring April 1,                            6-month PLZ
  2014(a)...............................      68,000             WIBOR                     6.650%                    (35)
Contract with Citigroup, effective April                      6-month PLZ
  1, 2009, expiring April 2, 2014(a)....      34,000             WIBOR                     6.710%                     (2)
Contract with Citigroup, effective April
  23, 2003, expiring June 20, 2008(a)...       7,000         3-month LIBOR                 3.380%                    133
Contract with Deutsche Bank, effective
  October 30, 2003, expiring November 3,
  2013(a)...............................      10,000            4.780%                  3-month LIBOR               (490)
Contract with Deutsche Bank, effective
  July 26, 2004, expiring July 26,
  2014(a)...............................      10,000            4.610%                  3-month LIBOR               (179)
Contract with Citigroup, effective March
  17, 2004, expiring September 19,
  2014(a)...............................      10,000            4.285%                  3-month LIBOR                148
Contract with Morgan Stanley, effective
  June 2, 2003, expiring June 2,                             6-month SOUTH
  2013(a)...............................     200,000         AFRICAN JIBAR                 9.780%                   (409)
Contract with Morgan Stanley, effective
  June 2, 2003, expiring June 2,                                                        3-month SOUTH
  2008(a)...............................     200,000            9.880%                  AFRICAN JIBAR                (67)
Contract with JP Morgan Chase, effective
  June 5, 2003, expiring June 5,                             3-month SOUTH
  2013(a)...............................     100,000         AFRICAN JIBAR                 9.340%                   (624)
Contract with JP Morgan Chase, effective
  June 23, 2003, expiring June 23,                           3-month SOUTH
  2013(a)...............................      50,000         AFRICAN JIBAR                 9.310%                   (328)
Contract with JP Morgan Chase, effective
  June 30, 2003, expiring June 30,                           3-month SOUTH
  2013(a)...............................      50,000         AFRICAN JIBAR                 9.380%                   (294)
Contract with Citigroup, effective July                      3-month SOUTH
  10, 2003, expiring July 10, 2013(a)...      50,000         AFRICAN JIBAR                 9.680%                   (170)
Contract with Citigroup, effective July                      3-month SOUTH
  17, 2003, expiring July 17, 2013(a)...      50,000         AFRICAN JIBAR                 9.760%                   (131)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective July                      3-month SOUTH
  29, 2003, expiring July 29, 2013(a)...  $   50,000         AFRICAN JIBAR                 9.610%                $  (203)
Contract with Citigroup, effective
  September 30, 2003, expiring September                     3-month SOUTH
  30, 2008(a)...........................      50,000         AFRICAN JIBAR                 9.300%                   (149)
Contract with JP Morgan Chase, effective
  October 17, 2003, expiring October 17,                     3-month SOUTH
  2008(a)...............................      50,000         AFRICAN JIBAR                 9.050%                   (241)
Contract with Citigroup, effective
  December 4, 2003, expiring December 4,                     3-month SOUTH
  2008(a)...............................     105,000         AFRICAN JIBAR                 8.845%                   (625)
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $(6,031)
                                                                                                                 =======
STRATEGIC INCOME:
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 12, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................  $    3,250        rate) x factor              Spread +0.64%            $    (1)
                                                         Lehman CMBS Aaa Index
Contract with Morgan Stanley, effective                  (Prior floating rate
  March 31, 2004, expiring June 30,                     minus current floating      Lehman CMBS Aaa Index
  2004(a)...............................       3,300        rate) x factor              Spread +0.55%                 --
Contract with Morgan Stanley, effective
  October 24, 2003, expiring October 24,
  2013(a)...............................       4,000            5.980%                 3-month AUD BBR               (28)
Contract with Citigroup, effective
  December 8, 2003, expiring December 8,
  2008(a)...............................       2,000        6-month AUD BBR                6.210%                     29
Contract with Citigroup, effective
  December 8, 2003, expiring December 9,
  2013(a)...............................       1,125            6.293%                 6-month AUD BBR               (23)
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2008(a)...........................       2,000        6-month AUD BBR                6.000%                     16
Contract with Citigroup, effective
  December 19, 2003, expiring December
  19, 2013(a)...........................       1,125            6.103%                 6-month AUD BBR               (11)
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2009(a)...........................       2,000        6-month AUD BBR                5.930%                     11
Contract with Citigroup, effective
  February 10, 2004, expiring February
  10, 2014(a)...........................       1,125            6.080%                 6-month AUD BBR                (9)
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2009(a)...............................       1,500        3-month AUD BBR                5.870%                      9
Contract with Morgan Stanley, effective
  March 2, 2004, expiring March 2,
  2014(a)...............................         875            5.990%                 3-month AUD BBR                (6)
Contract with JP Morgan Chase, effective
  March 31, 2004, expiring April 1,                                                        6-month
  2014(a)...............................       2,000            5.210%                     EURIBOR                    (1)
Contract with Citigroup, effective April                                                   6-month
  2, 2009, expiring April 2, 2014(a)....       1,000            5.190%                     EURIBOR                    (3)

NATIONS FUNDS

                                                                                                                UNREALIZED
                                           NOTIONAL                                       PAYMENTS            APPRECIATION/
                                            AMOUNT         PAYMENTS MADE BY              RECEIVED BY          (DEPRECIATION)
DESCRIPTION                                 (000)              THE FUND                   THE FUND                (000)
----------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective
  October 8, 2003, expiring October 8,
  2013(a)...............................  $    1,000       6-month GBP LIBOR               5.000%                $    (9)
Contract with Citigroup, effective
  October 8, 2003, expiring October 10,
  2033(a)...............................         500            4.995%                6-month GBP LIBOR              (10)
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                                              6-month Hungarian
  2009(a)...............................     125,000            9.220%                      BUBAR                    (14)
Contract with Morgan Stanley, effective
  October 28, 2003, expiring October 28,                      3-month NZD
  2013(a)...............................       4,500              BBR                      6.630%                     84
Contract with JP Morgan Chase, effective
  January 23, 2004, expiring January 23,                      6-month PLZ
  2009(a)...............................       2,100             WIBOR                     6.670%                     --*
Contract with JP Morgan Chase, effective
  March 1, 2004, expiring March 1,                            6-month PLZ
  2009(a)...............................       2,100             WIBOR                     6.800%                      3
Contract with JP Morgan Chase, effective
  March 30, 2004, expiring April 1,                           6-month PLZ
  2014(a)...............................      10,500             WIBOR                     6.650%                     (5)
Contract with Citigroup, effective March                      6-month PLZ
  30, 2004, expiring April 2, 2014(a)...       5,250             WIBOR                     6.710%                     --*
Contract with JP Morgan Chase, effective
  September 11, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      10,000         AFRICAN JIBAR                 9.685%                    (10)
Contract with JP Morgan Chase, effective
  September 11, 2003, expiring September                     3-month SOUTH
  11, 2008(a)...........................      10,000         AFRICAN JIBAR                 9.780%                     (6)
Contract with JP Morgan Chase, effective
  October 17, 2003, expiring October 17,                     3-month SOUTH
  2008(a)...............................       5,000         AFRICAN JIBAR                 9.050%                    (24)
Contract with Citigroup, effective
  December 4, 2003, expiring December 4,                     3-month SOUTH
  2008(a)...............................       7,500         AFRICAN JIBAR                 8.845%                    (45)
Contract with Citigroup, effective
  January 26, 2004, expiring January 26,                     3-month SOUTH
  2009(a)...............................      20,000         AFRICAN JIBAR                 9.710%                    (20)
                                                                                                                 -------
Total net unrealized depreciation.......                                                                         $   (73)
                                                                                                                 =======

---------------

 * Amount represents less than $500.

(a)Fair value.

(b)Wells Fargo Credit Default Swap -- The Fund assumes risk on Wells Fargo Credit rating. The Fund receives 0.30% of the notional amount of the contract.

9.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of shares of beneficial interest without par value were authorized for Funds Trust. Funds Trust's Declaration of Trust authorizes the Board of Trustees to classify or reclassify any authorized but unissued shares into one or more additional classes or series of shares.

NATIONS FUNDS

Investor B Shares generally convert to Investor A Shares based on the following conditions:

              SHORT-INTERMEDIATE GOVERNMENT/INTERMEDIATE BOND/BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                          Eight years
-- between August 1, 1997 and November 15, 1998
     $0 - $249,999                                                    Six years
     $250,000 - $499,999                                              Six years
     $500,000 - $999,999                                             Five years
-- before August 1, 1997                                              Six Years

             GOVERNMENT SECURITIES/STRATEGIC INCOME/HIGH YIELD BOND

INVESTOR B SHARES PURCHASED:                          WILL CONVERT TO INVESTOR A SHARES AFTER:
----------------------------------------------------------------------------------------------
-- after November 15, 1998                                          Eight years
-- between August 1, 1997 and November 15, 1998
     $0 - $249,999                                                   Nine years
     $250,000 - $499,999                                              Six years
     $500,000 - $999,999                                             Five years
-- before August 1, 1997                                            Eight Years

See Schedules of capital stock activity.

10.  LINE OF CREDIT

Funds Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Fund maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Funds had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, there were no borrowings by the Funds under the Agreement.

11.  SECURITIES LENDING

Under an agreement with BNY, the Funds can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Fund. Generally, in the event of counterparty default, the Fund has the right to use the collateral to offset losses incurred. There would be a potential loss to the Fund in the event the Fund is delayed or prevented from exercising its right to dispose of the collateral. The Fund bears the risk of loss with respect to the investment of collateral. The income earned by each Fund from securities lending is included in its Statement of operations.

NATIONS FUNDS

At March 31, 2004, the following Funds had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
FUND                                                                (000)              (000)
------------------------------------------------------------------------------------------------
Short-Term Income...........................................       $24,635            $25,467
Short-Intermediate Government...............................        21,114             21,551
Government Securities.......................................        33,986             34,897
Bond........................................................        28,621             29,334
Strategic Income............................................         1,413              1,451

12.  INCOME TAXES

Information on the tax components of capital as of March 31, 2004 is as follows:

                                                                                                    NET TAX
                                                                                                   UNREALIZED
                                                                                                 APPRECIATION/
                                                                                                 (DEPRECIATION)
                                                                                   NET TAX       ON DERIVATIVES   UNDISTRIBUTED
                                      COST OF                                     UNREALIZED      AND FOREIGN        ORDINARY
                                    INVESTMENTS    GROSS TAX      GROSS TAX     APPRECIATION/     CURRENCY AND       INCOME/
                                      FOR TAX      UNREALIZED     UNREALIZED    (DEPRECIATION)     NET OTHER       (ACCUMULATED
                                     PURPOSES     APPRECIATION   DEPRECIATION   ON INVESTMENTS       ASSETS       ORDINARY LOSS)
FUND                                   (000)         (000)          (000)           (000)            (000)            (000)
--------------------------------------------------------------------------------------------------------------------------------
Short-Term Income.................  $1,253,818      $ 9,915        $  (979)        $ 8,936          $  (104)         $ 2,230
Short-Intermediate Government.....     429,719        8,575           (542)          8,033             (173)             540
Government Securities.............     230,555        5,695           (540)          5,155              (74)            (334)
Intermediate Bond.................         N/A*         N/A*           N/A*         20,070               65            2,112
Bond..............................   2,878,575       65,091         (4,994)         60,097           (2,338)          30,643
Strategic Income..................     281,736        6,969           (215)          6,754               25              361
High Yield........................         N/A*         N/A*           N/A*         92,502              121           15,126


                                    UNDISTRIBUTED
                                      LONG-TERM
                                       GAINS/
                                    (ACCUMULATED
                                    CAPITAL LOSS)
FUND                                    (000)
----------------------------------  -------------
Short-Term Income.................    $    738
Short-Intermediate Government.....       1,267
Government Securities.............        (608)
Intermediate Bond.................       4,327
Bond..............................          --
Strategic Income..................     (14,409)
High Yield........................      14,267

---------------

 *See corresponding Master Portfolio for tax basis information.

At March 31, 2004, the following Funds had available for federal income tax purposes unused capital losses as follows:

                                                              EXPIRING    EXPIRING    EXPIRING    EXPIRING
                                                              IN 2008     IN 2009     IN 2010     IN 2011
FUND                                                           (000)       (000)       (000)       (000)
----------------------------------------------------------------------------------------------------------
Government Securities.......................................   $  571      $   --      $   --      $   --
Strategic Income............................................    5,691       3,544       1,929       3,212

The future years utilization of the capital loss carryforward for the Government Securities Fund is subject to certain limitations.

During the year ended March 31, 2004, the following Funds utilized capital losses as follows:

                                                                  CAPITAL
                                                              LOSSES UTILIZED
FUND                                                               (000)
-----------------------------------------------------------------------------
Government Securities.......................................      $1,246
Strategic Income............................................       5,664

NATIONS FUNDS

The tax composition of distributions were as follows:

                                                                       3/31/04                      3/31/03
                                                              -------------------------    -------------------------
                                                              ORDINARY      LONG-TERM      ORDINARY      LONG-TERM
                                                               INCOME     CAPITAL GAINS     INCOME     CAPITAL GAINS
FUND                                                           (000)          (000)         (000)          (000)
--------------------------------------------------------------------------------------------------------------------
Short-Term Income...........................................  $ 26,600       $2,141        $ 23,427       $2,840
Short-Intermediate Government...............................    16,222        3,815          19,229        8,768
Government Securities.......................................     6,030           --           7,472           --
Intermediate Bond...........................................    25,534        4,984          23,801        6,298
Bond........................................................   102,586           --         132,229        6,325
Strategic Income............................................    11,226           --           9,569           --
High Yield Bond.............................................    91,303           --          38,333           --

Certain reclassifications are made to each Fund's capital accounts to reflect income and gains available for distribution (or available capital loss carryforwards) under federal income tax regulations. These reclassifications, as listed below, are due primarily to dividend reclassifications and different book and tax accounting for allocation of capital gain/loss on "feeder" funds, defaulted securities, foreign exchange transactions, swaps and redemptions used as distributions.

                                                                            ACCUMULATED NET
                                                                                REALIZED
                                                         UNDISTRIBUTED       GAIN/(LOSS) ON
                                                       INVESTMENT INCOME    INVESTMENTS SOLD    PAID-IN CAPITAL
FUND                                                         (000)               (000)               (000)
---------------------------------------------------------------------------------------------------------------
Short-Term Income....................................       $1,833              $(1,833)             $  --
Short-Intermediate Government........................          699                 (699)                --
Government Securities................................          547                 (547)                --
Intermediate Bond....................................          610                 (610)                --
Bond.................................................        7,104               (7,017)               (87)
Strategic Income.....................................        1,098               (1,098)                --
High Yield Bond......................................        2,353               (1,665)              (688)

13.  REORGANIZATIONS

CHANGE OF REGISTERED INVESTMENT COMPANY

On May 10, 2002, each Fund of Nations Fund Trust, except Intermediate Bond of Nations Reserves listed in the left column below (each a "Fund") reorganized into a newly created successor fund of Nations Fund Trust listed in the right column below, that was substantially identical to the existing Fund. The acquisition was accomplished by a tax-free exchange of shares of each Fund for shares of equal value of the newly created successor fund. The financial statements of each successor fund reflect the historical financial results of each corresponding Fund prior to the reorganization.

FUND                                           REORGANIZED INTO A NEWLY CREATED SUCCESSOR FUND
----------------------------------------------------------------------------------------------
Short-Term Income............................                       Short-Term Income
Short-Intermediate Government................           Short-Intermediate Government
Intermediate Bond............................                       Intermediate Bond
Bond.........................................                                    Bond
Strategic Income.............................                        Strategic Income

CONVERSION OF COMMON TRUST FUNDS

On August 16, 2002, certain Funds, as listed below (each an "Acquiring Fund"), acquired the net assets of certain common trust funds, managed by Bank of America, also listed below (each an "Acquired Fund"), in a tax-free exchange for shares of the Acquiring Fund. The number and value of shares issued by the Acquiring Fund are presented in the

NATIONS FUNDS

Schedules of capital stock activity. Net assets and unrealized appreciation/(depreciation) as of the conversion date were as follows:

                                                                                                                      ACQUIRED
                                                                                                                        FUND
                                                                                               TOTAL NET ASSETS      UNREALIZED
                                                        TOTAL NET ASSETS   TOTAL NET ASSETS    OF ACQUIRING FUND   APPRECIATION/
                                                        OF ACQUIRED FUND   OF ACQUIRING FUND   AFTER CONVERSION    (DEPRECIATION)
ACQUIRING FUND                 ACQUIRED FUND                 (000)               (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
Short-Term Income     Bank of America Short-Term Bond
                      Fund                                  $ 12,475          $  772,232          $  784,707          $   245
Short-Intermediate    Bank of America Short-Term
  Government          Government Fund                         58,682             480,736             539,418            2,596
Intermediate Bond     Bank of America Intermediate
                      Bond Fund                              439,200             428,904             868,104            1,199
Bond                  Bank of America Charitable Bond
                      Fund                                   217,846           2,314,670           2,532,516           (1,082)
Bond                  Bank of America Bond Fund              107,442           2,314,670           2,422,112              (66)

14.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds including certain Funds. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Assumptions and Reimbursements

For the fiscal year ended March 31, 2004, Bank of America Corporation has assumed $5.8 million of legal, shareholder communications, audit related, transfer agent, consulting and Trustee costs and fees incurred by the Funds impacted in connection with the regulatory and civil litigation matters discussed above. These non-recurring costs were allocated to 19 Funds based on their respective average nets assets for the year ended March 31, 2004. These non-recurring costs on a per Fund basis are shown in that Fund's respective Statement of operations. Because these costs were borne by Bank of America Corporation and not any Fund, an offsetting waiver of these costs is also presented in each respective Fund's Statement of operations as, "Costs assumed by Bank of America Corporation". The impact to the expense ratio of each impacted Fund is reflected in the Fund's Financial highlights.

With regard only to the commitment by Bank of America Corporation to promptly return certain fees, the Funds were reimbursed fees to reflect the return of investment advisory fees earned by BACAP, or its predecessors, (net of waivers) and administration fees earned by BACAP Distributors, or its predecessors, (net of waivers, if any) related to a market timing agreement during the indicated periods as follows: Nations Short-Term Income Fund (May 2001 through June

NATIONS FUNDS

2003) -- $55,000; Nations Short-Intermediate Government Fund (May 2001 through June 2003) -- $78,000 and Nations Government Securities Fund (October 2001 through October 2001) -- $1,100. These amounts are reflected as "Reimbursement from Investment Advisor" on each impacted Fund's Statement of operations and are also reflected in the ratio of operating expenses to average net assets in the Fund's Financial highlights.

The reimbursements described in the preceding paragraphs reflect only the return of fees received by BACAP and BACAP Distributors as a result of any identified discretionary market timing agreement, and do not reflect Bank of America Corporation's pledge of restitution to those Funds that were adversely affected by any late trading or any identified discretionary market timing agreement.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, could have a positive effect, but in no case will they have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS FUNDS

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS FUNDS

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS FUNDS TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Short-Term Income Fund, Nations Short-Intermediate Government Fund, Nations Government Securities Fund, Nations Intermediate Bond Fund, Nations Bond Fund, Nations Strategic Income Fund and Nations High Yield Bond Fund (constituting part of Nations Funds Trust, hereafter collectively referred to as the "Funds") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Funds' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

  TAX INFORMATION                                                (UNAUDITED)


For the fiscal year ended March 31, 2004, the amount of long-term capital gains and 15% long-term capital gains designated by Funds Trust were as follows:

                                                                            PORTION
                                                            TOTAL         SUBJECT TO
                                                          LONG-TERM      15% LONG-TERM
FUND                                                    CAPITAL GAINS    CAPITAL GAINS
--------------------------------------------------------------------------------------
Short-Term Income.....................................   $2,140,810       $  177,506
Short-Intermediate Government.........................    3,814,632        1,269,380
Intermediate Bond.....................................    4,983,542           88,617

The Jobs and Growth Tax Relief Reconciliation Act of 2003 allows a fund to distribute certain dividends paid to its eligible shareholders as qualified dividend income. Of the ordinary income (including short-term capital gain) distributions made by the High Yield Bond Fund during the fiscal year ended March 31, 2004, 0.36% is qualified dividend income.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio and
Nations High Yield Bond Master Portfolio Annual Report

                                                     MARCH 31, 2004

The following pages should be read in conjunction with Nations Intermediate Bond and Nations High Yield Bond Funds' Annual Report.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 9.3%
            ASSET-BACKED -- AUTO LOANS -- 5.0%
 $  3,498   AmeriCredit Automobile Receivables Trust, Series 2001-B, Class
              A4,
              5.370% 06/12/08.............................................   $  3,606
    3,068   Bank One Auto Securitization Trust, Series 2003-1, Class A3,
              1.820% 09/20/07.............................................      3,076
      333   Capital Auto Receivables Asset Trust, Series 2002-2, Class
              CTFS,
              4.180% 10/15/07.............................................        340
    4,779   Capital Auto Receivables Asset Trust, Series 2002-3, Class
              A2A,
              3.050% 09/15/05.............................................      4,820
    2,000   Chase Manhattan Auto Owner Trust, Series 2003-C, Class A3,
              2.260% 11/15/07.............................................      2,017
    1,015   Ford Credit Auto Owner Trust, Series 2002-B, Class B,
              5.180% 10/16/06.............................................      1,063
    5,116   Ford Credit Auto Owner Trust, Series 2003-A, Class A4A,
              2.700% 06/15/07##...........................................      5,199
    4,016   Household Automotive Trust, Series 2003-2, Class A3,
              2.310% 04/17/08.............................................      4,052
    1,440   Mitsubishi Motor Credit America, Inc. Automobile Trust, Series
              2001-1,
              Class A4,
              5.340% 12/15/05.............................................      1,458
    3,220   Nissan Auto Receivables Owner Trust, Series 2003-C, Class A4,
              2.700% 12/17/07.............................................      3,269
    7,512   Volkswagen Auto Loan Enhanced Trust, Series 2003-2, Class A3,
              2.270% 10/22/07##...........................................      7,581
                                                                             --------
                                                                               36,481
                                                                             --------
            ASSET-BACKED -- CREDIT CARD RECEIVABLES -- 4.0%
    6,860   Bank One Issuance Trust, Series 2002-A4, Class A4,
              2.940% 06/16/08##...........................................      6,996
    3,552   Chase Credit Card Master Trust, Series 2002-2, Class C,
              1.990%** 07/16/07...........................................      3,570
    4,500   Citibank Credit Card Issuance Trust, Series 2001-A6, Class A6
              5.650% 06/16/08.............................................      4,853
    6,401   Citibank Credit Card Issuance Trust, Series 2003-A5, Class A5,
              2.500% 04/07/08##...........................................      6,477
    5,000   Discover Card Master Trust I, Series 2001-6, Class A,
              5.750% 12/15/08##...........................................      5,407
    3,000   MBNA Master Credit Card Trust, Series 1998-F, Class A,
              1.210%** 02/15/08...........................................      3,004
                                                                             --------
                                                                               30,307
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ASSET-BACKED -- HOME EQUITY LOANS -- 0.0%+
 $      6   Bombardier Capital Mortgage Securitization, Series 1998-A,
              Class A3,
              6.230% 04/15/28.............................................   $      6
      128   First Plus Home Loan Trust, Series 1998-2, Class M1,
              7.220% 05/10/24.............................................        128
                                                                             --------
                                                                                  134
                                                                             --------
            ASSET-BACKED -- OTHER -- 0.3%
    2,400   CIT Equipment Collateral, Series 2002-VT1, Class A4,
              4.670% 12/21/09.............................................      2,490
                                                                             --------
            TOTAL ASSET-BACKED SECURITIES
              (Cost $68,781)..............................................     69,412
                                                                             --------
            CORPORATE BONDS AND NOTES -- 40.9%
            AEROSPACE AND DEFENSE -- 0.6%
      317   Boeing Company,
              5.125% 02/15/13(a)..........................................        329
      252   General Dynamics Corporation,
              4.500% 08/15/10.............................................        263
      483   Goodrich (BF) Corporation,
              7.625% 12/15/12.............................................        574
    1,423   Lockheed Martin Corporation,
              7.250% 05/15/06.............................................      1,568
    1,106   Northrop Grumman Corporation,
              7.125% 02/15/11.............................................      1,307
      700   Raytheon Company,
              5.375% 04/01/13.............................................        733
                                                                             --------
                                                                                4,774
                                                                             --------
            AUTOMOTIVE -- 2.9%
    4,282   DaimlerChrysler NA Holdings Corporation,
              4.050% 06/04/08.............................................      4,328
    1,347   Delphi Corporation,
              6.125% 05/01/04.............................................      1,351
      767   Ford Motor Credit Company,
              5.800% 01/12/09.............................................        791
    5,596   Ford Motor Credit Company,
              7.375% 10/28/09##...........................................      6,141
      583   Ford Motor Credit Company,
              7.375% 02/01/11.............................................        636
      988   General Motors Acceptance Corporation,
              6.150% 04/05/07.............................................      1,063
    4,229   General Motors Acceptance Corporation,
              6.875% 09/15/11.............................................      4,588
    2,674   Toyota Motor Credit Corporation, MTN,
              2.700% 01/30/07.............................................      2,714
                                                                             --------
                                                                               21,612
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 128

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            BEVERAGES -- 0.5%
 $  1,142   Anheuser-Busch Companies, Inc.,
              6.000% 04/15/11.............................................   $  1,287
    2,016   Cadbury Schweppes US Fin,
              5.125% 10/01/13@............................................      2,086
        3   Coca-Cola Company,
              5.750% 03/15/11.............................................          3
                                                                             --------
                                                                                3,376
                                                                             --------
            BROADCASTING AND CABLE -- 1.7%
      576   Clear Channel Communications, Inc.,
              6.000% 11/01/06.............................................        625
    1,104   Comcast Cable Communications, Inc.,
              6.375% 01/30/06.............................................      1,185
    1,620   Comcast Cable Communications, Inc.,
              7.125% 06/15/13.............................................      1,873
    2,269   Liberty Media Corporation,
              3.500% 09/25/06.............................................      2,310
    1,073   The Walt Disney Company, MTN,
              6.750% 03/30/06.............................................      1,162
      336   The Walt Disney Company, MTN,
              5.500% 12/29/06.............................................        361
    1,785   Time Warner Entertainment Company LP,
              7.250% 09/01/08.............................................      2,058
       10   Time Warner Inc.,
              8.110% 08/15/06.............................................         11
    1,727   Time Warner Inc.,
              9.125% 01/15/13.............................................      2,224
      584   Viacom Inc., Class B,
              5.625% 05/01/07.............................................        636
       12   Viacom Inc., Class B,
              7.700% 07/30/10.............................................         15
                                                                             --------
                                                                               12,460
                                                                             --------
            CHEMICALS -- BASIC -- 0.2%
    1,622   The Dow Chemical Company,
              6.125% 02/01/11(a)..........................................      1,804
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.6%
    1,298   E.I. du Pont de Nemours and Company,
              3.375% 11/15/07.............................................      1,333
      409   Eastman Chemical Company,
              3.250% 06/15/08.............................................        404
      328   Monsanto Company,
              4.000% 05/15/08.............................................        335
      489   Praxair, Inc.,
              6.900% 11/01/06.............................................        546
      705   Praxair, Inc.,
              4.750% 07/15/07.............................................        751
    1,192   Praxair, Inc.,
              6.500% 03/01/08.............................................      1,346
                                                                             --------
                                                                                4,715
                                                                             --------
            COMMERCIAL BANKING -- 9.1%
    1,970   AmSouth Bank N.A.,
              4.850% 04/01/13.............................................      2,020
    5,813   Bank One Corporation,
              6.000% 08/01/08(a)..........................................      6,496
    3,660   Citigroup Inc.,
              7.250% 10/01/10.............................................      4,359

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $  3,073   Citigroup Inc.,
              6.000% 02/21/12.............................................   $  3,459
      597   City National Corporation,
              5.125% 02/15/13.............................................        615
        6   Deutsche Bank Financial Inc.,
              6.700% 12/13/06.............................................          7
    2,194   Fifth Third Bancorp,
              2.700% 01/30/07.............................................      2,222
    1,696   FleetBoston Financial Corporation,
              7.250% 09/15/05>............................................      1,830
      406   Golden West Financial Corporation,
              4.125% 08/15/07.............................................        430
    1,283   Golden West Financial Corporation,
              4.750% 10/01/12.............................................      1,328
      923   Huntington National Bank,
              2.750% 10/16/06.............................................        946
    2,056   J.P. Morgan Chase & Co.,
              3.125% 12/11/06.............................................      2,102
    3,836   J.P. Morgan Chase & Co.,
              7.250% 06/01/07##...........................................      4,388
      964   Key Bank N.A.,
              7.000% 02/01/11(a)..........................................      1,128
    1,028   Mellon Funding Corporation,
              4.875% 06/15/07.............................................      1,102
      900   Mellon Funding Corporation,
              6.700% 03/01/08.............................................      1,027
        8   Mellon Funding Corporation,
              6.400% 05/14/11.............................................          9
    1,159   National City Bank of Indiana,
              4.875% 07/20/07.............................................      1,246
    1,968   National City Bank,
              4.625% 05/01/13(a)..........................................      1,982
    1,385   PNC Funding Corporation,
              7.000% 09/01/04.............................................      1,417
    2,677   PNC Funding Corporation,
              5.750% 08/01/06.............................................      2,890
    3,286   Popular North America Inc., MTN, Series E,
              6.125% 10/15/06.............................................      3,586
    1,223   Regions Financial Corporation,
              6.375% 05/15/12.............................................      1,386
      738   SouthTrust Bank N.A.,
              4.750% 03/01/13.............................................        750
      660   The Bank of New York, Inc., MTN, Series E,
              3.900% 09/01/07.............................................        691
    2,366   Union Planters Corporation,
              4.375% 12/01/10.............................................      2,417
      502   US Bank N.A., Minnesota,
              2.850% 11/15/06.............................................        514
    3,308   US Bank N.A., Minnesota,
              6.375% 08/01/11.............................................      3,797
       19   Wachovia Corporation,
              6.625% 06/15/04.............................................         19
    2,116   Wachovia Corporation,
              4.850% 07/30/07.............................................      2,272

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            COMMERCIAL BANKING -- (CONTINUED)
 $  3,609   Wachovia Corporation,
              3.500% 08/15/08(a)..........................................   $  3,672
      611   Washington Mutual, Inc.,
              2.400% 11/03/05.............................................        616
    2,798   Washington Mutual, Inc.,
              5.625% 01/15/07.............................................      3,031
    2,008   Washington Mutual, Inc.,
              4.625% 04/01/14.............................................      1,968
    3,025   Wells Fargo and Company,
              3.500% 04/04/08(a)..........................................      3,100
                                                                             --------
                                                                               68,822
                                                                             --------
            COMMERCIAL SERVICES -- 0.2%
    1,195   Waste Management, Inc.,
              7.375% 08/01/10.............................................      1,408
                                                                             --------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.6%
    1,942   Hewlett-Packard Company,
              5.750% 12/15/06.............................................      2,115
    1,010   International Business Machines Corporation,
              4.875% 10/01/06.............................................      1,079
      900   International Business Machines Corporation,
              4.750% 11/29/12.............................................        930
                                                                             --------
                                                                                4,124
                                                                             --------
            CONGLOMERATES -- 0.0%+
        7   General Electric Company,
              5.000% 02/01/13.............................................          7
                                                                             --------
            CONSUMER CREDIT AND MORTGAGES -- 1.3%
    1,286   American Express Company,
              5.500% 09/12/06.............................................      1,389
    1,120   American Express Company,
              3.750% 11/20/07.............................................      1,167
      674   American Express Credit Corporation,
              3.000% 05/16/08.............................................        675
    1,022   American General Finance Corporation, MTN, Series H,
              2.750% 06/15/08.............................................      1,005
    5,292   Countrywide Home Loans, Inc., MTN, Series J,
              5.500% 08/01/06##...........................................      5,673
                                                                             --------
                                                                                9,909
                                                                             --------
            DEPARTMENT AND DISCOUNT STORES -- 0.8%
        4   Costco Wholesale Corporation,
              5.500% 03/15/07.............................................          4
       10   Target Corporation,
              3.375% 03/01/08(a)..........................................         10
      957   Target Corporation,
              5.400% 10/01/08.............................................      1,047
      802   Target Corporation,
              5.375% 06/15/09.............................................        877

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            DEPARTMENT AND DISCOUNT STORES -- (CONTINUED)
 $    802   Target Corporation,
              5.875% 03/01/12.............................................   $    891
    2,095   Wal-Mart Stores, Inc.,
              5.450% 08/01/06.............................................      2,255
       40   Wal-Mart Stores, Inc.,
              4.375% 07/12/07.............................................         42
      850   Wal-Mart Stores, Inc.,
              4.550% 05/01/13.............................................        862
                                                                             --------
                                                                                5,988
                                                                             --------
            DIVERSIFIED MANUFACTURING -- 0.1%
        3   Avery Dennison Corporation,
              4.875% 01/15/13.............................................          3
      621   Fortune Brands, Inc.,
              2.875% 12/01/06.............................................        632
                                                                             --------
                                                                                  635
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 2.1%
      780   Appalachian Power Company, Series G,
              3.600% 05/15/08.............................................        788
    1,880   Cinergy Corporation,
              6.250% 09/01/04.............................................      1,916
    1,034   Consolidated Edison Company of New York, Series 2000C,
              6.625% 12/15/05.............................................      1,117
      571   Dominion Resources, Inc.,
              5.000% 03/15/13.............................................        580
      348   Ohio Edison Company,
              4.000% 05/01/08@............................................        352
      908   Pacific Gas and Electric Company,
              4.200% 03/01/11.............................................        909
      571   Pepco Holdings, Inc.,
              5.500% 08/15/07.............................................        615
    3,330   Progress Energy, Inc.,
              6.050% 04/15/07.............................................      3,631
      629   Public Service Electric & Gas Company, MTN, Series C,
              4.000% 11/01/08.............................................        648
    2,686   Southern California Edison Company,
              8.000% 02/15/07.............................................      3,081
    1,973   TXU Energy Company,
              7.000% 03/15/13.............................................      2,261
                                                                             --------
                                                                               15,898
                                                                             --------
            ELECTRIC POWER -- NUCLEAR -- 1.8%
    3,180   Centerpoint Energy Resources Corporation, Series B,
              7.875% 04/01/13.............................................      3,681
      525   Duquesne Light Company,
              6.700% 04/15/12.............................................        605
      241   Energy East Corporation,
              6.750% 06/15/12.............................................        275
    3,782   FirstEnergy Corporation, Series B,
              6.450% 11/15/11##...........................................      4,140
        4   Florida Power & Light Company,
              4.850% 02/01/13.............................................          4
    1,483   MidAmerican Energy Holdings Company,
              5.000% 02/15/14@............................................      1,481

                       SEE NOTES TO FINANCIAL STATEMENTS.
 130

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            ELECTRIC POWER -- NUCLEAR -- (CONTINUED)
 $  1,078   Southern Company Capital Funding, Series A,
              5.300% 02/01/07.............................................   $  1,175
      635   Southern Power Company, Series B,
              6.250% 07/15/12.............................................        703
    1,032   Virginia Electric and Power Company, Series A,
              5.375% 02/01/07.............................................      1,111
                                                                             --------
                                                                               13,175
                                                                             --------
            EXPLORATION AND PRODUCTION -- 0.4%
    2,715   Devon Financing Corporation ULC,
              6.875% 09/30/11.............................................      3,142
                                                                             --------
            FINANCE -- MISCELLANEOUS -- 3.2%
    1,845   CIT Group Inc.,
              7.375% 04/02/07.............................................      2,097
    3,161   General Electric Capital Corporation, MTN,
              2.800% 01/15/07.............................................      3,199
    1,076   General Electric Capital Corporation, MTN, Series A,
              4.250% 01/15/08.............................................      1,130
       30   General Electric Capital Corporation, MTN, Series A,
              6.875% 11/15/10.............................................         35
    3,413   General Electric Capital Corporation, MTN, Series A,
              5.875% 02/15/12.............................................      3,788
    1,118   Household Finance Corporation,
              7.200% 07/15/06.............................................      1,241
    2,176   Household Finance Corporation,
              5.750% 01/30/07.............................................      2,370
    1,548   Household Finance Corporation,
              5.875% 02/01/09.............................................      1,716
    3,072   Household Finance Corporation,
              6.375% 11/27/12.............................................      3,476
      847   International Lease Finance Corporation,
              4.500% 05/01/08.............................................        889
    1,023   National Rural Utilities Cooperative Finance Corporation,
              3.250% 10/01/07.............................................      1,039
    2,784   National Rural Utilities Cooperative Finance Corporation,
              5.750% 08/28/09.............................................      3,078
                                                                             --------
                                                                               24,058
                                                                             --------
            FOOD AND DRUG STORES -- 0.5%
    2,444   Fred Meyer, Inc.,
              7.450% 03/01/08(a)..........................................      2,828
      633   The Kroger Company,
              6.750% 04/15/12.............................................        723
                                                                             --------
                                                                                3,551
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FOOD PRODUCTS -- 0.7%
 $  2,357   Campbell Soup Company,
              5.500% 03/15/07.............................................   $  2,563
    1,919   General Mills, Inc.,
              2.625% 10/24/06.............................................      1,924
      745   Unilever Capital Corporation,
              6.875% 11/01/05.............................................        804
                                                                             --------
                                                                                5,291
                                                                             --------
            HEALTH SERVICES -- 0.6%
    1,319   Cardinal Health, Inc.,
              6.750% 02/15/11.............................................      1,541
    1,728   Wellpoint Health Networks Inc.,
              6.375% 06/15/06.............................................      1,882
    1,258   Wellpoint Health Networks Inc.,
              6.375% 01/15/12.............................................      1,420
                                                                             --------
                                                                                4,843
                                                                             --------
            HEAVY MACHINERY -- 0.6%
    1,898   Caterpillar Financial Services Corporation,
              5.950% 05/01/06.............................................      2,052
    1,001   Caterpillar Financial Services Corporation, MTN, Series F,
              2.350% 09/15/06.............................................      1,005
        7   Caterpillar Inc.,
              6.550% 05/01/11(a)..........................................          8
    1,403   John Deere Capital Corporation, MTN, Series D,
              3.125% 12/15/05(a)..........................................      1,441
                                                                             --------
                                                                                4,506
                                                                             --------
            HOUSEHOLD PRODUCTS -- 0.3%
    1,847   Procter & Gamble Company,
              4.750% 06/15/07.............................................      1,980
                                                                             --------
            INSURANCE -- 2.1%
      645   AIG Sunamerica Global Financial,
              5.850% 08/01/08@............................................        716
       16   Allstate Corporation,
              6.125% 02/15/12(a)..........................................         18
      998   Allstate Financial Global Funding,
              7.125% 09/26/05@............................................      1,080
    2,086   American International Group, Inc., MTN, Series F,
              2.850% 12/01/05##...........................................      2,125
      510   Marsh & McLennan Companies, Inc.,
              3.625% 02/15/08.............................................        523
    1,020   Mass Mutual Global Funding II,
              2.550% 07/15/08@............................................        998
    1,524   MetLife, Inc.,
              5.375% 12/15/12.............................................      1,617
      256   Nationwide Financial Services, Inc., Class A,
              5.900% 07/01/12.............................................        281
    2,098   Principal Life Global,
              6.250% 02/15/12@............................................      2,380
    3,205   Prudential Funding LLC, MTN,
              6.600% 05/15/08@............................................      3,617

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            INSURANCE -- (CONTINUED)
 $    590   The Hartford Financial Services
              Group, Inc.,
              2.375% 06/01/06.............................................   $    594
    1,120   The Hartford Financial Services
              Group, Inc.,
              4.625% 07/15/13@............................................      1,123
      398   Unitrin Inc.,
              4.875% 11/01/10.............................................        413
                                                                             --------
                                                                               15,485
                                                                             --------
            INTEGRATED OIL -- 0.6%
    1,939   Pemex Project Funding Master Trust,
              7.875%** 02/01/09...........................................      2,235
    2,237   USX Corporation,
              6.650% 02/01/06.............................................      2,420
                                                                             --------
                                                                                4,655
                                                                             --------
            INVESTMENT SERVICES -- 3.4%
      617   Bear Stearns Companies Inc.,
              6.500% 05/01/06.............................................        673
      830   Bear Stearns Companies Inc.,
              5.700% 01/15/07.............................................        902
    1,829   Bear Stearns Companies Inc.,
              4.500% 10/28/10.............................................      1,889
    1,210   Credit Suisse First Boston USA, Inc.,
              5.875% 08/01/06.............................................      1,310
    1,597   Credit Suisse First Boston USA, Inc.,
              6.125% 11/15/11.............................................      1,784
      315   Goldman Sachs Group, Inc.,
              4.125% 01/15/08.............................................        329
    2,503   Goldman Sachs Group, Inc.,
              6.600% 01/15/12.............................................      2,869
      347   Goldman Sachs Group, Inc.,
              5.700% 09/01/12.............................................        376
       22   Lehman Brothers Holdings Inc.
              6.625% 04/01/04.............................................         22
      742   Lehman Brothers Holdings Inc.,
              4.000% 01/22/08.............................................        770
    4,513   Lehman Brothers Holdings Inc.,
              7.000% 02/01/08##...........................................      5,173
      336   Lehman Brothers Holdings Inc.,
              7.875% 08/15/10.............................................        411
    2,596   Merrill Lynch & Company, Inc.,
              6.000% 02/17/09.............................................      2,897
    1,591   Merrill Lynch & Company, Inc., MTN, Series B,
              2.070% 06/12/06.............................................      1,603
    1,360   Merrill Lynch & Company, Inc., MTN, Series B,
              3.700% 04/21/08.............................................      1,389
    1,050   Morgan Stanley,
              6.600% 04/01/12.............................................      1,207
      295   Morgan Stanley,
              5.300% 03/01/13.............................................        310
    1,889   Salomon Smith Barney Holdings Inc.,
              6.500% 02/15/08.............................................      2,133
                                                                             --------
                                                                               26,047
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            MEDICAL DEVICES AND SUPPLIES -- 0.1%
 $     12   Abbott Laboratories,
              5.625% 07/01/06.............................................   $     13
      600   Bristol-Myers Squibb Company,
              4.750% 10/01/06.............................................        635
                                                                             --------
                                                                                  648
                                                                             --------
            METALS AND MINING -- 0.3%
    1,826   Alcoa Inc.,
              7.375% 08/01/10.............................................      2,193
                                                                             --------
            NATURAL GAS DISTRIBUTION -- 0.1%
      491   NiSource Finance Corporation,
              5.400% 07/15/14.............................................        507
                                                                             --------
            NATURAL GAS PIPELINES -- 0.8%
    1,065   Consolidated Natural Gas Company, Series B,
              5.375% 11/01/06.............................................      1,142
    1,415   Duke Capital LLC,
              4.370% 03/01/09(a)..........................................      1,431
    1,829   Kinder Morgan, Inc.,
              6.650% 03/01/05.............................................      1,905
    1,311   Teppco Partners, LP,
              7.625% 02/15/12.............................................      1,565
                                                                             --------
                                                                                6,043
                                                                             --------
            OIL REFINING AND MARKETING -- 0.1%
      827   Valero Energy Corporation,
              6.875% 04/15/12.............................................        952
                                                                             --------
            PAPER AND FOREST PRODUCTS -- 0.6%
      577   International Paper Company,
              4.250% 01/15/09.............................................        592
    1,973   International Paper Company,
              5.850%** 10/30/12...........................................      2,119
    1,501   MeadWestvaco Corporation,
              6.850% 04/01/12.............................................      1,685
                                                                             --------
                                                                                4,396
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.5%
    1,010   Gannett Company, Inc.,
              5.500% 04/01/07.............................................      1,099
      967   News America Holdings Inc.,
              9.250% 02/01/13.............................................      1,271
    1,247   News America Holdings Inc.,
              6.625% 01/09/08(a)..........................................      1,401
      147   R.R. Donnelley & Sons Company,
              4.950% 04/01/14@............................................        149
                                                                             --------
                                                                                3,920
                                                                             --------
            RAILROADS, TRUCKING AND SHIPPING -- 0.2%
    1,139   Burlington Northern Santa Fe Corporation,
              6.750% 07/15/11.............................................      1,331
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 132

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            REAL ESTATE -- 0.4%
 $  1,550   EOP Operating LP,
              7.000% 07/15/11.............................................   $  1,797
      978   EOP Operating LP,
              4.750% 03/15/14.............................................        964
      356   ERP Operating LP,
              5.200% 04/01/13.............................................        371
                                                                             --------
                                                                                3,132
                                                                             --------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.4%
    1,744   Camden Property Trust,
              5.375% 12/15/13.............................................      1,806
      612   Health Care Property Investors, Inc.,
              6.450% 06/25/12.............................................        691
      654   Health Care Property Investors, Inc., MTN, Series D,
              7.480% 04/05/04.............................................        654
                                                                             --------
                                                                                3,151
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 2.5%
    2,016   360 Communications Company,
              7.500% 03/01/06.............................................      2,221
      612   AT&T Corporation,
              8.050% 11/15/11.............................................        715
      636   AT&T Wireless Services Inc.,
              8.125% 05/01/12.............................................        775
    1,398   BellSouth Corporation,
              5.000% 10/15/06(a)..........................................      1,493
       25   GTE California, Inc., Series H,
              7.650% 03/15/07.............................................         28
    2,587   SBC Communications Inc.,
              5.750% 05/02/06.............................................      2,784
      697   Sprint Capital Corporation,
              6.125% 11/15/08.............................................        768
    3,121   Sprint Capital Corporation,
              8.375% 03/15/12##...........................................      3,799
      331   Verizon Florida Inc., Series F,
              6.125% 01/15/13.............................................        361
    2,577   Verizon New England Inc.,
              6.500% 09/15/11.............................................      2,909
    2,533   Verizon Pennsylvania Inc., Series A,
              5.650% 11/15/11.............................................      2,726
                                                                             --------
                                                                               18,579
                                                                             --------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $291,922).............................................    307,117
                                                                             --------
            FOREIGN BONDS AND NOTES -- 4.4%
            BEVERAGES -- 0.3%
    2,439   Diageo Finance BV,
              3.000% 12/15/06##...........................................      2,483
                                                                             --------
            BROADCASTING AND CABLE -- 0.0%+
      274   Rogers Cable Inc.,
              6.250% 06/15/13.............................................        283
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            BUILDING MATERIALS -- 0.2%
 $  1,151   Hanson Overseas BV,
              6.750% 09/15/05.............................................   $  1,231
                                                                             --------
            CHEMICALS -- SPECIALTY -- 0.1%
      435   Potash Corporation of Saskatchewan Inc.,
              4.875% 03/01/13.............................................        442
                                                                             --------
            COMMERCIAL BANKING -- 0.4%
        2   Barclays Bank plc,
              7.400% 12/15/09.............................................          2
    1,225   Korea Development Bank,
              7.250% 05/15/06.............................................      1,347
        5   Korea Development Bank,
              5.250% 11/16/06.............................................          5
    1,700   Scotland International Finance,
              4.250% 05/23/13@............................................      1,667
                                                                             --------
                                                                                3,021
                                                                             --------
            ELECTRIC POWER -- NON NUCLEAR -- 0.1%
      589   Transalta Corporation,
              5.750% 12/15/13.............................................        611
                                                                             --------
            INTEGRATED OIL -- 0.5%
    1,293   BP Capital Markets,
              2.750% 12/29/06.............................................      1,317
    1,062   Conoco Funding Company,
              5.450% 10/15/06.............................................      1,147
    1,427   Conoco Funding Company,
              6.350% 10/15/11.............................................      1,638
                                                                             --------
                                                                                4,102
                                                                             --------
            METALS AND MINING -- 0.3%
       29   Alcan Inc.,
              6.450% 03/15/11.............................................         33
      641   BHP Finance USA Ltd.,
              4.800% 04/15/13.............................................        663
      701   Codelco Inc.,
              5.500% 10/15/13@(a).........................................        739
      769   Rio Tinto Finance (USA) Ltd.,
              2.625% 09/30/08.............................................        752
                                                                             --------
                                                                                2,187
                                                                             --------
            OIL REFINING AND MARKETING -- 0.3%
    2,421   Burlington Resources Finance,
              5.600% 12/01/06.............................................      2,619
                                                                             --------
            PHARMACEUTICALS -- 0.3%
    2,112   Glaxosmithkline Capital, plc,
              2.375% 04/16/07.............................................      2,117
                                                                             --------
            PUBLISHING AND ADVERTISING -- 0.2%
    1,159   Thomson Corporation,
              5.250% 08/15/13.............................................      1,236
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.1%
 $    397   Canadian National Railway Company,
              6.375% 10/15/11.............................................   $    453
                                                                             --------
            TELECOMMUNICATIONS SERVICES -- 1.6%
      943   British Telecommunications, plc,
              8.375%** 12/15/10...........................................      1,165
    3,980   Deutsche Telekom International
              Finance BV,
              5.250% 07/22/13##...........................................      4,144
    1,941   France Telecom SA,
              8.750%** 03/01/11...........................................      2,371
      137   Intelsat Ltd.,
              6.500% 11/01/13.............................................        148
       11   Telefonos de Mexico, SA,
              4.500% 11/19/08@............................................         11
    3,625   Telus Corporation,
              7.500% 06/01/07.............................................      4,123
                                                                             --------
                                                                               11,962
                                                                             --------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $31,648)..............................................     32,747
                                                                             --------
            MORTGAGE-BACKED SECURITIES -- 2.7%
            COMMERCIAL MORTGAGE-BACKED SECURITIES -- 2.5%
    3,730   Bear Stearns Commercial Mortgage Securities, Series 2003-T12,
              Class A4,
              4.680% 08/13/39##...........................................      3,824
    2,624   Fannie Mae, Series 2002-16, Class PG,
              6.000% 04/25/17##...........................................      2,824
    2,818   Fannie Mae, Series 2002-47, Class QE,
              5.500% 08/25/17.............................................      2,978
    3,460   Freddie Mac, Series 2632, Class YI, Interest only,
              5.500% 08/15/22.............................................        243
    3,218   Freddie Mac, Series 2664, Class IO, Interest only,
              5.500% 05/15/27.............................................        350
    3,339   Freddie Mac, Series 2692, Class IA, Interest only,
              5.500% 01/15/23.............................................        296
   13,064   Merrill Lynch Mortgage Investors, Inc., Series 1998-C3,
              Interest only,
              1.093%** 12/15/30...........................................        468
    7,949   Morgan Stanley Capital, Series 2003-IQ6, Class A4,
              4.970% 12/15/41.............................................      8,251
   18,924   Vendee Mortgage Trust, Series 1998-1, Class 2, Interest only,
              (Purchased 02/26/98, cost $412)
              0.449%** 09/15/27(f)........................................        205
   21,522   Vendee Mortgage Trust, Series 1998-3, Class 1, Interest only,
              (Purchased 09/17/98, cost $255)
              0.306%** 03/15/29(f)........................................        158
                                                                             --------
                                                                               19,597
                                                                             --------

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA)
              CERTIFICATES -- 0.1%
 $    369     3.199%** 08/01/36...........................................   $    375
                                                                             --------
            GOVERNMENT NATIONAL MORTGAGE ASSOCIATION (GNMA)
              CERTIFICATES -- 0.1%
      221     7.000% 05/15/12.............................................        237
      112     11.500% 06/15/13-10/15/15...................................        129
      104     10.000% 05/15/16-08/15/18...................................        117
       34     9.500% 09/15/16-12/15/20....................................         37
                                                                             --------
                                                                                  520
                                                                             --------
            TOTAL MORTGAGE-BACKED SECURITIES
              (Cost $20,708)..............................................     20,492
                                                                             --------
            SOVEREIGN GOVERNMENT BONDS AND NOTES -- 2.1%
    2,023   Hellenic Republic,
              6.950% 03/04/08.............................................      2,322
      404   Ontario (Province of),
              7.000% 08/04/05.............................................        435
    3,413   Quebec (Province of),
              6.125% 01/22/11.............................................      3,907
      872   Republic of Chile,
              5.500% 01/15/13.............................................        922
    1,163   Republic of Italy,
              2.750% 12/15/06.............................................      1,176
    3,001   United Mexican States,
              8.375% 01/14/11.............................................      3,647
    2,926   United Mexican States,
              6.375% 01/16/13(a)..........................................      3,169
                                                                             --------
            TOTAL SOVEREIGN GOVERNMENT BONDS AND NOTES
              (Cost $14,568)..............................................     15,578
                                                                             --------
            U.S. GOVERNMENT AND AGENCY OBLIGATIONS -- 9.0%
            FEDERAL FARM CREDIT BANK (FFCB) -- 1.5%
    3,791     2.375% 10/01/04(a)..........................................      3,815
    3,624     2.500% 03/15/06.............................................      3,676
    3,700     2.625% 09/17/07.............................................      3,716
                                                                             --------
                                                                               11,207
                                                                             --------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 134

NATIONS MASTER INVESTMENT TRUST

Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            FEDERAL HOME LOAN BANK (FHLB) -- 1.5%
 $  5,500     3.250% 08/15/05.............................................   $  5,634
    1,800     3.625% 11/14/08.............................................      1,852
    3,500     3.875% 06/14/13.............................................      3,438
                                                                             --------
                                                                               10,924
                                                                             --------
            FEDERAL HOME LOAN MORTGAGE CORPORATION (FHLMC) -- 1.4%
    3,749     3.875% 02/15/05.............................................      3,836
    1,437     2.375% 04/15/06.............................................      1,454
    1,750     5.750% 03/15/09.............................................      1,964
    2,136     6.625% 09/15/09.............................................      2,490
      700     4.500% 01/15/13.............................................        719
                                                                             --------
                                                                               10,463
                                                                             --------
            FEDERAL NATIONAL MORTGAGE ASSOCIATION (FNMA) -- 4.6%
    3,949     2.875% 10/15/05.............................................      4,031
   21,775     5.250% 06/15/06-01/15/09....................................     23,782
    2,082     2.625% 11/15/06.............................................      2,110
    2,095     4.375% 09/15/12(a)..........................................      2,142
    2,500     4.125% 04/15/14.............................................      2,458
                                                                             --------
                                                                               34,523
                                                                             --------
            TOTAL U.S. GOVERNMENT AND AGENCY OBLIGATIONS
              (Cost $65,625)..............................................     67,117
                                                                             --------
            U.S. TREASURY OBLIGATIONS -- 25.5%
            U.S. TREASURY BONDS -- 0.1%
      400     6.250% 08/15/23.............................................        476
                                                                             --------
            U.S. TREASURY NOTES -- 20.8%
   24,000     2.125% 10/31/04.............................................     24,152
    2,500     1.625% 01/31/05.............................................      2,511
   10,000     1.500% 02/28/05.............................................     10,034
    3,000     1.625% 03/31/05.............................................      3,014
   43,000     1.625% 04/30/05.............................................     43,206
   15,000     1.875% 11/30/05.............................................     15,114
    1,000     2.000% 05/15/06.............................................      1,008
   21,000     4.625% 05/15/06##...........................................     22,312
   10,500     3.250% 01/15/09.............................................     10,740
    5,500     3.000% 02/15/09.............................................      5,560
   11,000     4.250% 08/15/13.............................................     11,399
    7,200     4.000% 02/15/14(a)..........................................      7,295
                                                                             --------
                                                                              156,345
                                                                             --------
            U.S. TREASURY STRIPS -- 4.6%
    4,000   Interest only,
              1.663%*** 05/15/06..........................................      3,862
    7,000   Principal only,
              1.154%*** 05/15/05..........................................      6,910

PRINCIPAL
 AMOUNT                                                                        VALUE
  (000)                                                                        (000)
--------------------------------------------------------------------------------------
            U.S. TREASURY STRIPS -- (CONTINUED)
 $  6,000   Principal only,
              1.874%*** 11/15/06(a).......................................   $  5,714
   20,000   Principal only,
              2.762%*** 11/15/08..........................................     17,620
                                                                             --------
                                                                               34,106
                                                                             --------
            TOTAL U.S. TREASURY OBLIGATIONS
              (Cost $189,266).............................................    190,927
                                                                             --------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT COMPANIES -- 8.2%
              (Cost $61,631)
   61,631   Nations Cash Reserves, Capital Class Shares#..................     61,631
                                                                             --------
            TOTAL INVESTMENTS
              (Cost $744,149*)..................................     102.1%   765,021
                                                                             --------
            OTHER ASSETS AND
              LIABILITIES (NET).................................      (2.1)%
            Cash..........................................................   $      1
            Receivable for investment securities sold.....................     14,527
            Dividends receivable..........................................         30
            Interest receivable...........................................      7,006
            Receivable from administrator.................................         61
            Receivable for variation margin...............................        215
            Unrealized appreciation on swap contracts.....................         67
            Collateral on securities loaned...............................    (21,355)
            Investment advisory fee payable...............................       (316)
            Payable for investment securities purchased...................    (15,846)
            Accrued Trustees' fees and expenses...........................        (32)
            Accrued expenses and other liabilities........................       (147)
                                                                             --------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................    (15,789)
                                                                             --------
            NET ASSETS..........................................     100.0%  $749,232
                                                                             ========

                       SEE NOTES TO FINANCIAL STATEMENTS.

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Nations Intermediate Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


---------------

 * Federal income tax information: net unrealized appreciation of $20,831 on investment securities was comprised of gross appreciation of $21,674 and depreciation of $843 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $744,190.

 **Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 ***
   Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

  @Security exempt from registration under Rule 144A of the Securities
   Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 > Affiliated security as a result of the merger on April 1, 2004 with FleetBoston Financial Corporation.

 + Amount represents less than 0.1%.

 # Money market mutual fund registered under the Investment Company
   Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $21,355.

 ##All or a portion of security segregated as collateral for futures contracts and swaps.

 (a)
   All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $20,172 and $20,800 respectively.

 (f)
   Restricted and illiquid security.

ABBREVIATIONS:

MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.
 136

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS                                     MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ASSET-BACKED SECURITIES -- 0.6%
            ASSET-BACKED -- OTHER -- 0.6%
              (Cost $7,181)
 $  7,162   Gilroy Asset Receivable Loan,
              10.000% 09/30/14@...........................................   $    7,162
                                                                             ----------

 SHARES
---------
            COMMON STOCKS -- 1.6%
            BROADCASTING AND CABLE -- 0.5%
  631,273   UnitedGlobalCom, Inc. ........................................        5,360
                                                                             ----------
            HEALTH SERVICES -- 0.0%+
      139   Fountain View Inc.!!!!(e)(f)..................................            0++
                                                                             ----------
            METALS AND MINING -- 0.2%
  711,489   ACP Holding Company!!!!(f)....................................          907
  158,250   Thermadyne Holdings Corporation!!!!(a)(f).....................        2,057
                                                                             ----------
                                                                                  2,964
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.1%
   70,201   Marconi Corporation plc, ADR!!!!..............................        1,658
                                                                             ----------
            OILFIELD SERVICES -- 0.1%
   39,350   Petroleum Geo-Services ASA, ADR!!!!(a)........................        1,837
                                                                             ----------
            PACKAGING AND CONTAINERS -- 0.2%
  187,915   Owens-Illinois, Inc.!!!!......................................        2,635
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 0.1%
  115,300   Abitibi-Consolidated Inc. ....................................          817
                                                                             ----------
            STEEL -- 0.1%
  171,744   Algoma Steel Inc.!!!!(a)(j)...................................        1,209
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.3%
   44,318   Call-Net Enterprises, Inc., Class B!!!!.......................          144
   88,991   Globix Corporation!!!!(f).....................................          293
    6,617   ICO Global Communications Holdings LTD.!!!!(f)................            4
   25,594   Minorplanet Systems USA, Inc.!!!!.............................           18
  275,617   Neon Communications, Inc.!!!!(a)(e)(f)........................          345
   88,296   NII Holdings Inc., Class B!!!!(f).............................        3,092
                                                                             ----------
                                                                                  3,896
                                                                             ----------
            TOTAL COMMON STOCKS
              (Cost $13,110)..............................................       20,376
                                                                             ----------
PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            CONVERTIBLE BONDS AND NOTES -- 4.9%
            AIRLINES -- 0.2%
 $  2,885   Delta Air Lines, Inc.,
              8.000% 06/03/23@............................................   $    2,135
                                                                             ----------
            BROADCASTING AND CABLE -- 0.1%
    3,720   Adelphia Communications Corporation, Class A,
              6.000% 02/15/06(a)(b).......................................        1,544
                                                                             ----------
            COMPUTER SERVICES -- 0.1%
    1,480   Electronic Data Systems Corporation,
              3.875% 07/15/23(a)..........................................        1,462
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.3%
    3,510   Providian Financial Corporation,
              3.250% 08/15/05(a)..........................................        3,449
                                                                             ----------
            HEALTH SERVICES -- 1.1%
    8,605   Laboratory Corporation,
              1.724%*** 09/11/21..........................................        6,346
    3,500   Lincare Holdings Inc.,
              3.000% 06/15/33(a)..........................................        3,544
    1,420   Lincare Holdings Inc.,
              3.000% 06/15/33@............................................        1,438
    2,225   Province Healthcare Company,
              4.250% 10/10/08.............................................        2,239
                                                                             ----------
                                                                                 13,567
                                                                             ----------
            INSURANCE -- 0.1%
      900   Loews Corporation,
              3.125% 09/15/07.............................................          889
                                                                             ----------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 1.0%
    2,640   Brocade Communications Systems, Inc.,
              2.000% 01/01/07.............................................        2,445
    8,335   CIENA Corporation,
              3.750% 02/01/08.............................................        7,710
    2,565   Riverstone Networks, Inc.,
              3.750% 12/01/06@(a)(b)......................................        2,347
                                                                             ----------
                                                                                 12,502
                                                                             ----------
            PHARMACEUTICALS -- 0.5%
    3,970   ICN Pharmaceuticals, Inc.,
              6.500% 07/15/08(a)..........................................        4,173
    1,630   Vertex Pharmaceuticals, Inc.,
              5.000% 09/19/07.............................................        1,549
                                                                             ----------
                                                                                  5,722
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.3%
    4,090   CNET Networks, Inc.,
              5.000% 03/01/06.............................................        4,049
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            SEMICONDUCTORS -- 1.1%
 $  7,655   Atmel Corporation,
              4.975%*** 05/23/21..........................................   $    3,310
   12,235   LSI Logic Corporation,
              4.000% 11/01/06.............................................       12,005
                                                                             ----------
                                                                                 15,315
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.1%
    3,897   At Home Corporation, Series A,
              4.750% 12/15/06(b)..........................................          546
      358   PTEK Holdings, Inc.,
              5.750% 07/01/04(a)..........................................          355
                                                                             ----------
                                                                                    901
                                                                             ----------
            TOTAL CONVERTIBLE BONDS AND NOTES
              (Cost $57,548)..............................................       61,535
                                                                             ----------
            CORPORATE BONDS AND NOTES -- 68.6%
            AEROSPACE AND DEFENSE -- 1.4%
      520   BE Aerospace, Inc.,
              8.500% 10/01/10.............................................          556
      980   BE Aerospace, Inc., Series B,
              8.000% 03/01/08.............................................          897
    7,360   BE Aerospace, Inc., Series B,
              8.875% 05/01/11(a)..........................................        6,735
    2,720   K & F Industries, Inc., Series B,
              9.625% 12/15/10.............................................        3,046
    2,635   Sequa Corporation, Class A,
              9.000% 08/01/09.............................................        2,964
    3,115   Sequa Corporation, Series B,
              8.875% 04/01/08.............................................        3,466
                                                                             ----------
                                                                                 17,664
                                                                             ----------
            AIRLINES -- 2.7%
      885   American Airlines, Inc., Series 2001-1,
              7.377% 05/23/19.............................................          665
    7,035   Continental Airlines, Inc.,
              7.875% 07/02/18.............................................        7,007
    6,095   Delta Air Lines, Inc.,
              7.700% 12/15/05(a)..........................................        5,181
    2,200   Delta Air Lines, Inc.,
              10.000% 08/15/08@(a)........................................        1,562
    4,030   Delta Air Lines, Inc.,
              10.375% 02/01/11............................................        2,781
      715   Delta Air Lines, Inc.,
              9.250% 03/15/22.............................................          433
    2,335   Delta Air Lines, Inc.,
              10.375% 12/15/22............................................        1,506
    5,079   Delta Air Lines, Inc.,
              8.300% 12/15/29.............................................        2,920
    2,720   Northwest Airlines Inc.,
              7.625% 03/15/05(a)..........................................        2,652
    3,535   Northwest Airlines Inc.,
              8.875% 06/01/06(a)..........................................        3,058
    2,800   Northwest Airlines Inc.,
              9.875% 03/15/07(a)..........................................        2,394
    4,440   Northwest Airlines Inc.,
              10.000% 02/01/09(a).........................................        3,596
      279   Northwest Airlines Inc., Series 1996-1,
              8.970% 01/02/15.............................................          212
                                                                             ----------
                                                                                 33,967
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            APPAREL AND TEXTILES -- 0.1%
 $  1,605   Levi Strauss & Company,
              7.000% 11/01/06(a)..........................................   $    1,196
                                                                             ----------
            AUTOMOTIVE -- 3.4%
    4,310   ArvinMeritor, Inc.,
              8.750% 03/01/12.............................................        4,795
    2,990   Dana Corporation,
              9.000% 08/15/11(a)..........................................        3,595
    3,720   Dana Corporation,
              7.000% 03/01/29.............................................        3,711
    4,300   Goodyear Tire & Rubber Company Credit Revolver,
              5.610%** 03/31/06(f)(g).....................................        4,284
   11,650   Goodyear Tire & Rubber Company,
              11.000% 03/01/11@...........................................       12,349
    3,470   Goodyear Tire & Rubber Company,
              7.857% 08/15/11(a)..........................................        2,863
    7,165   Mark IV Industries, Inc.,
              7.500% 09/01/07.............................................        6,663
    1,970   Tenneco Automotive Inc., Series B,
              10.250% 07/15/13............................................        2,266
    1,990   Titan International, Inc.,
              8.750% 04/01/07(a)..........................................        1,721
                                                                             ----------
                                                                                 42,247
                                                                             ----------
            BROADCASTING AND CABLE -- 3.9%
    1,755   Adelphia Communications Corporation, Class A,
              10.250% 11/01/06(b).........................................        1,676
    3,595   Adelphia Communications Corporation, Class A,
              9.375% 11/15/09(b)..........................................        3,514
    8,685   Adelphia Communications Corporation, Class A,
              10.250% 06/15/11(a)(b)......................................        8,685
      205   Adelphia Communications Corporation, Series B,
              9.250% 10/01/04(a)(b).......................................          194
    2,475   Comcast Corporation,
              8.875% 04/01/07.............................................        2,504
    5,320   Emmis Communications Corporation,
              (0.000)% due 03/15/11
              12.50% beginning 03/15/04...................................        5,094
    4,900   Frontiervision Operating Partners LP,
              11.000% 10/15/06(b).........................................        5,794
    3,460   Frontiervision Operating Partners LP,
              11.875% 09/15/07(b).........................................        4,169
    1,135   Frontiervision Operating Partners LP, Series B,
              11.875% 09/15/07(b).........................................        1,368

                       SEE NOTES TO FINANCIAL STATEMENTS.
 138

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- (CONTINUED)
 $ 12,005   Paxson Communications Corporation,
              (0.000)% due 01/15/09(a)
              12.250% beginning 01/15/06..................................   $   10,204
    2,410   Spanish Broadcasting System, Inc.,
              9.625% 11/01/09.............................................        2,552
    1,035   Young Broadcasting Inc.,
              8.500% 12/15/08.............................................        1,118
    1,355   Young Broadcasting Inc.,
              8.500% 12/15/08@(a).........................................        1,463
                                                                             ----------
                                                                                 48,335
                                                                             ----------
            BUILDING MATERIALS -- 0.4%
    4,465   Dayton Superior Corporation,
              10.750% 09/15/08@...........................................        4,599
                                                                             ----------
            CHEMICALS -- BASIC -- 2.0%
    4,060   Equistar Chemicals, LP,
              7.550% 02/15/26.............................................        3,492
    4,115   Lyondell Chemical Company,
              9.500% 12/15/08(a)..........................................        4,208
    1,830   Lyondell Chemical Company,
              10.500% 06/01/13............................................        1,931
    1,980   Millennium America Inc.,
              7.000% 11/15/06.............................................        2,015
    3,525   Millennium America Inc.,
              7.625% 11/15/26.............................................        3,190
    8,140   Terra Capital Inc.,
              12.875% 10/15/08............................................        9,604
                                                                             ----------
                                                                                 24,440
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 1.0%
    4,530   Equistar Chemicals, LP,
              10.625% 05/01/11............................................        4,880
    1,735   FMC Corporation,
              10.250% 11/01/09............................................        2,039
    2,330   Foamex LP,
              10.750% 04/01/09............................................        2,120
      340   General Chemical Industrial
              Products Inc.,
              10.625% 05/01/09(a)(b)......................................           82
    2,790   Sovereign Specialty Chemicals, Inc.,
              11.875% 03/15/10............................................        2,846
                                                                             ----------
                                                                                 11,967
                                                                             ----------
            COMMERCIAL SERVICES -- 0.8%
    2,140   Dollar Financial Group Inc.,
              9.750% 11/15/11.............................................        2,322
      860   Great Lakes Dredge & Dock Company,
              7.750% 12/15/13@............................................          869
    3,580   Interline Brands Inc.,
              11.500% 05/15/11............................................        3,866
    3,280   Protection One, Inc.,
              7.375% 08/15/05(b)..........................................        2,968
                                                                             ----------
                                                                                 10,025
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            COMPUTER SERVICES -- 0.2%
 $  1,210   Electronic Data Systems Corporation,
              7.125% 10/15/09(a)..........................................   $    1,292
      525   Electronic Data Systems Corporation,
              6.000% 08/01/13.............................................          509
    1,065   Electronic Data Systems Corporation,
              7.450% 10/15/29.............................................        1,044
                                                                             ----------
                                                                                  2,845
                                                                             ----------
            COMPUTERS AND OFFICE EQUIPMENT -- 0.1%
    1,785   Stratus Technologies Inc.,
              10.375% 12/01/08@(a)........................................        1,794
                                                                             ----------
            CONSTRUCTION -- 1.1%
      885   Erico International Corporation,
              8.875% 03/01/12@............................................          927
    5,850   The Shaw Group Inc.,
              10.750% 03/15/10(a).........................................        5,908
    3,690   URS Corporation,
              11.500% 09/15/09............................................        4,170
    2,430   URS Corporation, Series B,
              12.250% 05/01/09(a).........................................        2,588
      270   Werner Holding Company, Inc., Series A,
              10.000% 11/15/07............................................          203
                                                                             ----------
                                                                                 13,796
                                                                             ----------
            CONSUMER SERVICES -- 1.3%
    1,892   Jafra Cosmetics Term A,
              5.125%** 05/20/08(f)(g).....................................        1,888
    4,600   Jafra Cosmetics,
              10.750% 05/15/11............................................        5,221
    5,195   Rent-Way, Inc.,
              11.875% 06/15/10............................................        5,817
      900   Service Corporation International,
              7.200% 06/01/06.............................................          959
    1,670   Service Corporation International,
              6.875% 10/01/07.............................................        1,754
      700   Service Corporation International,
              7.700% 04/15/09.............................................          751
                                                                             ----------
                                                                                 16,390
                                                                             ----------
            DIVERSIFIED ELECTRONICS -- 0.4%
    2,175   Knowles Electronics Holdings, Inc.,
              13.125% 10/15/09............................................        2,295
    2,705   Viasystems Term Loan B,
              6.470%** 09/30/08...........................................        2,725
                                                                             ----------
                                                                                  5,020
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 8.9%
    5,215   AES Corporation,
              7.750% 03/01/14.............................................        5,222
    5,565   AES Corporation,
              9.000% 05/15/15@............................................        6,142
    4,863   AES Eastern Energy, Series 1999-A,
              9.000% 01/02/17.............................................        5,568
    1,175   AES Eastern Energy, Series 1999-B,
              9.670% 01/02/29.............................................        1,363

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $  1,682   Caithness Coso Funding Corporation, Series B,
              9.050% 12/15/09.............................................   $    1,893
    3,510   Calpine Construction Finance,
              9.643%** 08/26/11@..........................................        3,668
      470   Calpine Corporation,
              8.250% 08/15/05(a)..........................................          449
      760   Calpine Corporation,
              7.625% 04/15/06(a)..........................................          669
    2,510   Calpine Corporation,
              8.750% 07/15/07(a)..........................................        1,983
    1,370   Calpine Corporation,
              7.750% 04/15/09(a)..........................................          973
   10,265   Calpine Corporation,
              8.500% 07/15/10@(a).........................................        9,443
    3,440   Calpine Generating Company,
              10.250% 04/01/11@(a)........................................        3,259
    2,393   Cedar Brakes I LLC, Series B,
              8.500% 02/15/14.............................................        2,297
    5,770   Cedar Brakes II LLC,
              9.875% 09/01/13.............................................        5,770
    1,090   Consumers Energy Company,
              6.250% 09/15/06.............................................        1,181
      434   ESI Tractebel Acquisition Corporation, Series B,
              7.990% 12/30/11.............................................          449
    2,185   Mirant Americas Generation LLC,
              8.300% 05/01/11(b)..........................................        1,611
    1,670   Mirant Americas Generation LLC,
              8.500% 10/01/21(b)..........................................        1,236
    2,390   Mirant Americas Generation LLC,
              9.125% 05/01/31(a)(b).......................................        1,763
    1,400   Mirant Revolving Credit Facility,
              4.816%** 01/15/05(b)(c)(f)(g)...............................          784
    1,436   Mirant Revolving Credit Facility,
              .000% 07/17/05(b)(c)(f)(g)..................................        1,048
      833   NRG Energy, Inc.,
              5.500%** 06/23/10(f)(g).....................................          857
    1,483   NRG Energy, Inc.,
              7.000%** 06/23/10(f)(g).....................................        1,525
    7,205   NRG Energy, Inc.,
              8.000% 12/15/13@............................................        7,439
    3,795   Pacific Gas and Electric Company, Bank Debt A,
              8.750%** 12/30/06(f)(g).....................................        3,833
    5,940   PG&E Corporation,
              6.875% 07/15/08@............................................        6,482
    6,965   PG&E National Energy Group, Inc.,
              10.375% 05/16/11(b).........................................        4,806
    5,375   PG&E Transmission Northwest,
              7.100% 06/01/05(a)..........................................        5,590
    1,645   Reliant Resources Inc.,
              9.250% 07/15/10.............................................        1,785
      180   Salton Sea Funding, Series B,
              7.370% 05/30/05.............................................          189
    4,390   Southern California Edison Company,
              8.000% 02/15/07.............................................        5,036

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            ELECTRIC POWER -- NON NUCLEAR -- (CONTINUED)
 $  5,860   TECO Energy, Inc.,
              7.200% 05/01/11.............................................   $    6,226
    2,840   TECO Energy, Inc.,
              7.000% 05/01/12.............................................        2,996
    3,245   Tiverton/Rumford Power Association,
              9.000% 07/15/18@............................................        2,774
      945   Westar Energy, Inc.,
              6.875% 08/01/04.............................................          954
    1,770   Westar Energy, Inc.,
              7.875% 05/01/07.............................................        2,018
      375   Westar Energy, Inc.,
              7.125% 08/01/09.............................................          420
      440   Westar Energy, Inc.,
              7.650% 04/15/23.............................................          455
                                                                             ----------
                                                                                110,156
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 1.9%
   10,065   El Paso Production Holding,
              7.750% 06/01/13.............................................        9,335
    1,935   Energy Corporation of America, Series A,
              9.500% 05/15/07.............................................        1,829
      485   Forest Oil Corporation,
              8.000% 12/15/11.............................................          541
      390   Newfield Exploration Company,
              7.625% 03/01/11.............................................          445
      390   Newfield Exploration Company,
              8.375% 08/15/12.............................................          445
    1,960   Plains Exploration and Production Company, Series B,
              8.750% 07/01/12.............................................        2,205
    1,030   Stone Energy Corporation,
              8.250% 12/15/11.............................................        1,143
    1,695   Vintage Petroleum, Inc.,
              7.875% 05/15/11.............................................        1,822
    4,435   Vintage Petroleum, Inc.,
              8.250% 05/01/12.............................................        4,989
    1,355   Westport Resources Corporation,
              8.250% 11/01/11.............................................        1,507
                                                                             ----------
                                                                                 24,261
                                                                             ----------
            FINANCE -- MISCELLANEOUS -- 0.7%
    3,965   Fremont General Corporation, Series B,
              7.875% 03/17/09.............................................        3,995
    7,170   The FINOVA Group Inc.,
              7.500% 11/15/09.............................................        4,427
                                                                             ----------
                                                                                  8,422
                                                                             ----------
            FOOD PRODUCTS -- 1.9%
    3,173   Chiquita Brands International, Inc.,
              10.560% 03/15/09(a).........................................        3,506
    1,425   Herbalife International, Inc., Class A,
              11.750% 07/15/10............................................        1,646
    3,465   National Beef Packaging,
              10.500% 08/01/11@...........................................        3,569
    1,290   Seminis, Inc.,
              10.250% 10/01/13@...........................................        1,427
    2,100   Seminis, Inc., Class A,
              10.250% 10/01/13@...........................................        2,323

                       SEE NOTES TO FINANCIAL STATEMENTS.
 140

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            FOOD PRODUCTS -- (CONTINUED)
 $  3,340   Swift & Company,
              10.125% 10/01/09(a).........................................   $    3,607
    6,610   Swift & Company,
              12.500% 01/01/10@...........................................        7,073
                                                                             ----------
                                                                                 23,151
                                                                             ----------
            HEALTH SERVICES -- 3.0%
    3,685   AmeriPath, Inc.,
              10.500% 04/01/13(a).........................................        3,759
    1,910   AmeriPath, Inc.,
              10.500% 04/01/13@...........................................        1,948
    5,345   Express Scripts, Inc.,
              9.625% 06/15/09.............................................        5,706
    4,075   HCA Inc.,
              8.360% 04/15/24.............................................        4,647
    4,260   HCA Inc.,
              7.500% 11/15/95.............................................        4,243
       90   HCA Inc., MTN,
              7.750% 07/15/36.............................................           96
      980   Manor Care, Inc.,
              7.500% 06/15/06.............................................        1,073
    4,657   QuadraMed Corporation,
              10.000% 04/01/08@...........................................        4,238
    8,560   Quintiles Transnational Corporation,
              10.000% 10/01/13@...........................................        8,902
    3,045   Triad Hospitals, Inc., Series B,
              8.750% 05/01/09.............................................        3,319
                                                                             ----------
                                                                                 37,931
                                                                             ----------
            HEAVY MACHINERY -- 0.6%
    2,920   Cummins Inc.,
              6.450% 03/01/05.............................................        3,008
    4,365   JLG Industries, Inc.,
              8.250% 05/01/08.............................................        4,801
                                                                             ----------
                                                                                  7,809
                                                                             ----------
            HOUSEHOLD PRODUCTS -- 0.5%
    3,260   Fedders North America Inc.,
              9.875% 03/01/14@............................................        3,166
    2,750   Jacuzzi Brands, Inc.,
              9.625% 07/01/10.............................................        3,039
                                                                             ----------
                                                                                  6,205
                                                                             ----------
            INSURANCE -- 0.9%
    3,462   Conseco Term Loan A1,
              7.250%** 09/10/09(f)(g).....................................        3,467
    1,038   Conseco Term Loan B1,
              9.500%** 09/10/10(f)(g).....................................        1,040
    5,775   Crum & Forster,
              10.375% 06/15/13@(a)........................................        6,527
    9,865   Lumbermens Mutual Casualty,
              9.150% 07/01/26@(b).........................................          296
      180   Lumbermens Mutual Casualty,
              8.300% 12/01/37@(b).........................................            5
    4,600   Lumbermens Mutual Casualty,
              8.450% 12/01/97@(b).........................................          138
                                                                             ----------
                                                                                 11,473
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            LODGING AND RECREATION -- 2.6%
 $  1,460   Gaylord Entertainment Company,
              8.000% 11/15/13@............................................   $    1,557
    1,060   Hilton Hotels Corporation,
              7.625% 05/15/08.............................................        1,190
      395   Hilton Hotels Corporation,
              8.250% 02/15/11.............................................          465
      210   Hilton Hotels Corporation,
              7.500% 12/15/17.............................................          235
      265   Hollywood Casino Corporation,
              13.000% 08/01/06(b)(f)......................................          188
    3,230   ITT Corporation,
              7.375% 11/15/15.............................................        3,488
    1,015   ITT Corporation,
              7.750% 11/15/25.............................................        1,033
    3,105   Jacobs Entertainment, Inc.,
              11.875% 02/01/09............................................        3,369
      720   Mandalay Resort Group,
              9.500% 08/01/08.............................................          858
      910   MGM Mirage Inc.,
              8.375% 02/01/11(a)..........................................        1,051
      990   Mirage Resorts, Inc.,
              7.250% 10/15/06.............................................        1,069
    4,545   Park Place Entertainment Corporation,
              8.875% 09/15/08.............................................        5,193
    1,600   Park Place Entertainment Corporation,
              7.875% 03/15/10(a)..........................................        1,784
    1,420   Prime Hospitality Corporation, Series B,
              8.375% 05/01/12.............................................        1,498
    7,910   Trump Atlantic City Associates,
              11.250% 05/01/06(a).........................................        6,564
      547   United Artists Theatre Circuit Inc., Series 1995-A,
              9.300% 07/01/15(e)(f).......................................          547
    1,438   Venetian Casino Resort LLC,
              11.000% 06/15/10............................................        1,654
      700   Wheeling Island Gaming Inc.,
              10.125% 12/15/09............................................          756
                                                                             ----------
                                                                                 32,499
                                                                             ----------
            MEDICAL DEVICES AND SUPPLIES -- 0.9%
    2,585   Apogent Technologies Inc.,
              6.500% 05/15/13.............................................        2,753
    2,939   DJ Orthopedics LLC,
              12.625% 06/15/09............................................        3,174
    2,275   Fisher Scientific International Inc.,
              8.125% 05/01/12(a)..........................................        2,525
    1,905   National Nephrology Associates, Inc.,
              9.000% 11/01/11@............................................        2,210
                                                                             ----------
                                                                                 10,662
                                                                             ----------
            METALS AND MINING -- 1.4%
    7,625   Allegheny Ludlum Corporation,
              6.950% 12/15/25.............................................        6,863
    5,490   Allegheny Technologies, Inc.,
              8.375% 12/15/11(a)..........................................        5,517
    2,160   Commonwealth Industries, Inc.,
              10.750% 10/01/06............................................        2,165

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            METALS AND MINING -- (CONTINUED)
 $    245   Ormet Corporation,
              11.000% 08/15/08@(b)........................................   $      116
    2,725   Thermadyne Holdings Corporation,
              9.250% 02/01/14@............................................        2,780
                                                                             ----------
                                                                                 17,441
                                                                             ----------
            NATURAL GAS PIPELINES -- 5.5%
    7,140   ANR Pipeline, Inc.,
              9.625% 11/01/21.............................................        8,335
      765   ANR Pipeline, Inc.,
              7.000% 06/01/25.............................................          786
    2,130   Colorado Interstate Gas Company,
              10.000% 06/15/05............................................        2,258
    5,450   Dynegy Holdings Inc.,
              9.875% 07/15/10@............................................        5,926
    1,000   Dynegy Holdings Inc.,
              10.125% 07/15/13@...........................................        1,098
    2,025   El Paso Corporation,
              7.000% 05/15/11(a)..........................................        1,736
      590   El Paso Corporation,
              7.500% 11/15/26.............................................          572
    2,660   El Paso Corporation,
              8.375% 06/15/32.............................................        2,713
    1,280   El Paso Corporation, MTN,
              6.950% 12/15/07(a)..........................................        1,165
    1,600   El Paso Corporation, MTN,
              7.800% 08/01/31.............................................        1,284
    4,160   El Paso Corporation, Series A,
              7.625% 08/01/10.............................................        4,285
    4,089   El Paso Energy Partners, Series B,
              8.500% 06/01/11.............................................        4,641
      250   GulfTerra Energy Partners, L.P., Series B,
              8.500% 06/01/11.............................................          289
    5,370   Northwest Pipelines Corporation,
              7.125% 12/01/25(a)..........................................        5,558
    1,315   Southern Natural Gas Company,
              7.350% 02/15/31.............................................        1,262
    1,535   Tennessee Gas Pipeline Company,
              7.500% 04/01/17.............................................        1,585
    3,090   Tennessee Gas Pipeline Company,
              7.000% 03/15/27.............................................        3,183
    5,480   Tennessee Gas Pipeline Company,
              7.000% 10/15/28.............................................        5,124
    4,430   Tennessee Gas Pipeline Company,
              8.375% 06/15/32.............................................        4,652
    1,430   Tennessee Gas Pipeline Company,
              7.625% 04/01/37.............................................        1,387
    5,805   Transcontinental Gas Pipe Line Corporation,
              7.250% 12/01/26.............................................        6,051
    3,225   Transcontinental Gas Pipe Line Corporation, Series B,
              8.875% 07/15/12.............................................        3,822
    1,175   Transcontinental Gas Pipeline Corporation,
              7.080% 07/15/26.............................................        1,216
                                                                             ----------
                                                                                 68,928
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 2.4%
 $  4,222   Avaya Inc.,
              11.125% 04/01/09............................................   $    5,035
    6,485   IPC Acquisition Corporation,
              11.500% 12/15/09............................................        6,808
    6,080   Lucent Technologies Inc.,
              7.250% 07/15/06(a)..........................................        6,369
    4,445   Lucent Technologies Inc.,
              5.500% 11/15/08(a)..........................................        4,301
      805   Lucent Technologies Inc.,
              6.500% 01/15/28(a)..........................................          678
    7,945   Lucent Technologies Inc.,
              6.450% 03/15/29(a)..........................................        6,714
                                                                             ----------
                                                                                 29,905
                                                                             ----------
            OIL REFINING AND MARKETING -- 0.3%
    2,995   Tesoro Petroleum Corporation,
              8.000% 04/15/08.............................................        3,257
                                                                             ----------
            OILFIELD SERVICES -- 0.9%
    3,110   Dresser, Inc.,
              9.375% 04/15/11.............................................        3,390
    1,640   Grant Prideco, Inc., Series B,
              9.625% 12/01/07.............................................        1,853
    5,155   Parker Drilling Company,
              9.625% 10/01/13(a)..........................................        5,657
      820   Parker Drilling Company, Series B,
              10.125% 11/15/09............................................          887
                                                                             ----------
                                                                                 11,787
                                                                             ----------
            PACKAGING AND CONTAINERS -- 2.1%
    1,932   Owens Corning Bank Debt,
              0.000%** 01/10/05(b)(c)(f)(g)...............................        1,311
    3,675   Owens-Brockway Glass Containers, Inc.,
              8.875% 02/15/09.............................................        3,969
    2,080   Owens-Brockway Glass Containers, Inc.,
              7.750% 05/15/11.............................................        2,174
    5,440   Owens-Brockway Glass Containers, Inc.,
              8.750% 11/15/12.............................................        5,915
    4,160   Owens-Brockway Glass Containers. Inc.,
              8.250% 05/15/13.............................................        4,285
    3,965   Owens-Illinois, Inc.,
              8.100% 05/15/07(a)..........................................        4,044
    2,605   Owens-Illinois, Inc.,
              7.800% 05/15/18.............................................        2,410
    2,020   Tekni-Plex, Inc.,
              8.750% 11/15/13@............................................        2,010
                                                                             ----------
                                                                                 26,118
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.9%
    1,515   Bowater Inc.,
              9.000% 08/01/09(a)..........................................        1,708
    3,245   Georgia-Pacific Corporation,
              8.875% 02/01/10.............................................        3,789
    1,190   Georgia-Pacific Corporation,
              9.375% 02/01/13.............................................        1,401

                       SEE NOTES TO FINANCIAL STATEMENTS.
 142

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            PAPER AND FOREST PRODUCTS -- (CONTINUED)
 $  5,825   Georgia-Pacific Corporation,
              8.000% 01/15/24@............................................   $    6,145
    1,285   Georgia-Pacific Corporation,
              7.375% 12/01/25.............................................        1,272
    1,485   Georgia-Pacific Corporation,
              7.250% 06/01/28.............................................        1,455
    5,877   Georgia-Pacific Corporation,
              7.750% 11/15/29.............................................        5,965
   11,020   Georgia-Pacific Corporation,
              8.875% 05/15/31.............................................       12,343
    1,170   Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................        1,217
    1,395   Pope and Talbot, Inc.,
              8.375% 06/01/13.............................................        1,451
                                                                             ----------
                                                                                 36,746
                                                                             ----------
            PHARMACEUTICALS -- 0.4%
    7,340   Pharma Intermediate,
              (0.000)% due 04/01/2014@
              11.500% beginning 04/01/09..................................        4,202
      940   Valeant Pharmaceuticals International,
              7.000% 12/15/11@............................................          971
                                                                             ----------
                                                                                  5,173
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 2.5%
    2,795   American Color Graphics,
              10.000% 06/15/10............................................        2,460
    1,310   Garden State Newspapers, Inc.,
              8.625% 07/01/11.............................................        1,379
    4,120   Hollinger Participation Trust,
              12.125% 11/15/10@...........................................        4,754
    4,490   Houghton Mifflin Company,
              7.200% 03/15/11.............................................        4,827
    1,780   Medianews Group Inc.,
              6.875% 10/01/13@............................................        1,829
    5,605   Morris Publishing,
              7.000% 08/01/13@............................................        5,772
    4,299   Phoenix Color Corporation,
              10.375% 02/01/09............................................        3,998
    4,120   Vertis Inc.,
              9.750% 04/01/09.............................................        4,460
    1,461   Ziff Davis Media Inc., Series B,
              13.000% 08/12/09............................................        1,432
                                                                             ----------
                                                                                 30,911
                                                                             ----------
            REAL ESTATE -- 0.8%
    4,040   CB Richard Ellis Services Inc.,
              9.750% 05/15/10.............................................        4,534
    2,730   CB Richard Ellis Services Inc.,
              11.250% 06/15/11............................................        3,085
      548   DR Structured Finance Corporation, Series 1994A-2,
              9.350% 08/15/19.............................................          296
      293   DR Structured Finance Corporation, Series A-1,
              7.600% 08/15/07.............................................          185
      698   DR Structured Finance Corporation, Series A-1,
              6.660% 08/15/10.............................................          475

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            REAL ESTATE -- (CONTINUED)
 $    658   DR Structured Finance Corporation, Series A-2,
              8.375% 08/15/15.............................................   $      375
    1,141   DR Structured Finance Corporation, Series A-2,
              7.430% 08/15/18.............................................          719
      230   DR Structured Finance Corporation, Series A-3,
              8.550% 08/15/19.............................................          131
      646   Kmart Corporation, Series 1995K-3,
              0.000% 01/02/15(b)..........................................          317
                                                                             ----------
                                                                                 10,117
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.6%
    4,470   Crescent Real Estate Equities LP,
              9.250% 04/15/09(a)..........................................        4,973
    2,565   Omega Healthcare Investors, Inc.,
              7.000% 04/01/14@............................................        2,629
                                                                             ----------
                                                                                  7,602
                                                                             ----------
            SEMICONDUCTORS -- 0.8%
    8,000   Micron Technology Inc.,
              6.500% 09/30/05(f)..........................................        8,000
    1,665   ON Semiconductor Corporation,
              13.000% 05/15/08(a).........................................        2,015
      440   ON Semiconductor Corporation,
              12.000% 03/15/10............................................          543
                                                                             ----------
                                                                                 10,558
                                                                             ----------
            STEEL -- 1.4%
    7,455   AK Steel Corporation,
              7.750% 06/15/12(a)..........................................        6,654
    4,005   UCAR Finance Inc.,
              10.250% 02/15/12............................................        4,666
    5,215   United States Steel LLC,
              10.750% 08/01/08............................................        6,075
                                                                             ----------
                                                                                 17,395
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 4.9%
    3,334   Alamosa Delaware Inc.,
              11.000% 07/31/10............................................        3,559
    2,158   Alamosa Delaware Inc.,
              (0.000)% due 07/31/09(a)
              12.000% beginning 07/31/06..................................        1,964
    1,060   American Tower Escrow,
              8.049%*** 08/01/08..........................................          745
    1,145   COLO.COM,
              13.875% 03/15/10@(b)(e).....................................            0++
      500   Globix Corporation,
              11.000% 05/01/08@(d)........................................          500
      583   GT Telecom Racers Notes Trust, Series A,
              0.000%** 06/30/08(b)(c)(e)(f)...............................            0++
      417   GT Telecom Racers Notes Trust, Series B,
              0.000%** 06/30/08(b)(c)(e)(f)...............................            0++
    1,164   Loral Cyberstar Inc.,
              10.000% 07/15/06(b).........................................          856

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            TELECOMMUNICATIONS SERVICES -- (CONTINUED)
 $  1,570   Qwest Capital Funding, Inc.,
              6.250% 07/15/05(a)..........................................   $    1,578
    1,005   Qwest Communications International Inc.,
              7.250% 02/15/11@............................................          957
    4,435   Qwest Communications International Inc., Series B,
              7.500% 11/01/08.............................................        4,302
    6,500   Qwest Communications Term B,
              6.950%** 06/30/10(f)(g).....................................        6,572
    3,380   Qwest Corporation,
              7.200% 11/01/04.............................................        3,465
      165   Qwest Corporation,
              8.875% 11/15/08.............................................          165
    1,950   Qwest Corporation,
              9.125% 03/15/12@............................................        2,213
    1,410   Qwest Corporation,
              7.250% 09/15/25.............................................        1,311
    6,055   Qwest Corporation,
              8.875% 06/01/31.............................................        6,297
    2,950   Qwest Corporation,
              7.125% 11/15/43.............................................        2,655
    3,379   Qwest Services Corporation,
              13.000% 12/15/07@(a)........................................        3,886
    6,787   Qwest Services Corporation,
              13.500% 12/15/10@...........................................        7,889
    6,279   Qwest Services Corporation,
              14.000% 12/15/14@...........................................        7,581
      955   Rural Cellular Corporation, Class A,
              8.250% 03/15/12@............................................          976
    1,495   TSI Telecommunication Services Inc., Series B,
              12.750% 02/01/09............................................        1,637
    2,705   US Unwired Inc., Series B,
              (0.000)% due 11/01/09
              13.375% beginning 11/01/04..................................        2,529
                                                                             ----------
                                                                                 61,637
                                                                             ----------
            TOBACCO -- 0.9%
    6,135   Commonwealth Brands, Inc.,
              9.750% 04/15/08@............................................        6,687
    3,685   Commonwealth Brands, Inc.,
              10.625% 09/01/08@...........................................        4,054
                                                                             ----------
                                                                                 10,741
                                                                             ----------
            UTILITIES -- MISCELLANEOUS -- 0.1%
      880   Sensus Metering Systems, Inc.,
              8.625% 12/15/13@............................................          871
                                                                             ----------
            TOTAL CORPORATE BONDS AND NOTES
              (Cost $790,671).............................................      856,041
                                                                             ----------
            FOREIGN BONDS AND NOTES -- 13.9%
            AEROSPACE AND DEFENSE -- 0.1%
    1,160(h) MTU Aero Engines Invest,
              8.250% 04/01/14@............................................        1,461
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            BROADCASTING AND CABLE -- 3.2%
 $  8,260   CanWest Media Inc., Series B,
              7.625% 04/15/13.............................................   $    9,003
    1,750   Quebecor Media Inc.,
              11.125% 07/15/11............................................        2,008
    2,340   Quebecor Media Inc.,
              (0.000)% due 07/15/11
              13.750% beginning 07/15/06..................................        2,129
    2,595   Rogers Cable Inc.,
              11.000% 12/01/15............................................        3,010
    6,060(i) Shaw Communications Inc.,
              7.500% 11/20/13.............................................        4,922
    2,310(h) Telenet Communication NV,
              9.000% 12/15/13@............................................        2,867
    4,310   Telenet Group Holdings, NV,
              (0.00)% due 06/15/14
              11.50% beginning 12/15/06@..................................        2,629
    1,540   Vivendi Universal S.A.,
              6.250% 07/15/08.............................................        1,663
    8,785   Vivendi Universal S.A.,
              9.250% 04/15/10.............................................       10,499
                                                                             ----------
                                                                                 38,730
                                                                             ----------
            CHEMICALS -- SPECIALTY -- 0.2%
    2,620   Acetex Corporation,
              10.875% 08/01/09(a).........................................        2,869
       65   Marsulex Inc.,
              9.625% 07/01/08.............................................           67
                                                                             ----------
                                                                                  2,936
                                                                             ----------
            ELECTRIC POWER -- NON NUCLEAR -- 0.6%
   10,575   Calpine Canada Energy Finance,
              8.500% 05/01/08(a)..........................................        7,826
                                                                             ----------
            EXPLORATION AND PRODUCTION -- 0.2%
    1,098   Baytex Energy Ltd.,
              9.625% 07/15/10.............................................        1,156
    1,520   Compton Petroleum Corporation,
              9.900% 05/15/09.............................................        1,698
                                                                             ----------
                                                                                  2,854
                                                                             ----------
            FOOD PRODUCTS -- 0.7%
    1,855   Burns Philp Capital Property Ltd.,
              9.500% 11/15/10@............................................        1,985
    4,540   Burns Philp Capital Property Ltd.,
              10.750% 02/15/11@...........................................        4,903
    7,895   Parmalat Finance Corporation, BV,
              6.250% 02/07/05(b)..........................................        1,310
                                                                             ----------
                                                                                  8,198
                                                                             ----------
            INSURANCE -- 0.2%
    3,125   Fairfax Financial Holdings Limited,
              7.750% 07/15/37.............................................        2,813
                                                                             ----------
            NATURAL GAS PIPELINES -- 0.1%
    1,865   Gemstone Investors Ltd.,
              7.710% 10/31/04@............................................        1,860
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.
 144

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            NETWORKING AND TELECOMMUNICATIONS EQUIPMENT -- 0.7%
 $  1,969   Marconi Corporation plc,
              8.000% 04/30/08(a)..........................................   $    2,137
      392   Marconi Corporation plc,
              8.000% 04/30/08@............................................          429
    6,035   Nortel Networks Ltd.,
              6.125% 02/15/06.............................................        6,185
                                                                             ----------
                                                                                  8,751
                                                                             ----------
            OILFIELD SERVICES -- 0.8%
    4,150   J. Ray McDermott, SA,
              11.000% 12/15/13@(a)........................................        3,985
    3,546   Petroleum Geo-Services ASA,
              8.000% 11/05/06(a)..........................................        3,625
    2,075   Petroleum Geo-Services ASA,
              10.000% 11/05/10............................................        2,267
                                                                             ----------
                                                                                  9,877
                                                                             ----------
            PACKAGING AND CONTAINERS -- 2.3%
   11,605   Crown Cork & Seal Company, Inc.,
              7.000% 12/15/06(a)..........................................       11,894
    6,750   Crown Euro Holdings S.A.,
              9.500% 03/01/11.............................................        7,577
    5,285   Crown Euro Holdings S.A.,
              10.875% 03/01/13............................................        6,157
    1,955   Norampac Inc.,
              6.750% 06/01/13.............................................        2,072
                                                                             ----------
                                                                                 27,700
                                                                             ----------
            PAPER AND FOREST PRODUCTS -- 2.0%
    2,205   Abitibi-Consolidated Inc.,
              8.550% 08/01/10.............................................        2,410
    2,795   Abitibi-Consolidated Inc.,
              8.850% 08/01/30.............................................        2,844
    3,265   Doman Industries Ltd., Class A,
              12.000% 07/01/04(b).........................................        3,755
    6,670   Norske Skog Canada Ltd., Series D,
              8.625% 06/15/11.............................................        7,171
    1,145   Tembec Industries Inc.,
              8.500% 02/01/11.............................................        1,145
    6,390   Tembec Industries, Inc.,
              8.625% 06/30/09(a)..........................................        6,390
    1,620   Tembec Industries, Inc.,
              7.750% 03/15/12.............................................        1,563
                                                                             ----------
                                                                                 25,278
                                                                             ----------
            PUBLISHING AND ADVERTISING -- 0.9%
    6,025   Hollinger Inc.,
              11.875% 03/01/11@...........................................        7,019
    3,800   Sun Media Corporation,
              7.625% 02/15/13.............................................        4,133
                                                                             ----------
                                                                                 11,152
                                                                             ----------

PRINCIPAL
 AMOUNT                                                                         VALUE
  (000)                                                                         (000)
----------------------------------------------------------------------------------------
            RAILROADS, TRUCKING AND SHIPPING -- 0.6%
 $  1,315   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              11.750% 06/15/09(a).........................................   $    1,322
    2,770   Grupo Transportacion Ferroviaria Mexicana, S.A. de C.V.,
              12.500% 06/15/12............................................        3,103
      230   Sea Containers Ltd., Series B,
              10.750% 10/15/06............................................          241
      880   Sea Containers Ltd., Series B,
              7.875% 02/15/08.............................................          880
    2,225   Stena AB,
              9.625% 12/01/12.............................................        2,525
                                                                             ----------
                                                                                  8,071
                                                                             ----------
            STEEL -- 0.4%
    4,666   Algoma Steel Inc.,
              11.000% 12/31/09(f).........................................        5,203
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.9%
      250   360 networks Inc.,
              13.000% 05/01/08(b).........................................            0++
    3,115   Millicom International Cellular SA,
              10.000% 12/01/13@...........................................        3,240
    4,930   Mobifon Holdings BV
              12.500% 07/31/10............................................        5,670
    1,735   Rogers Cantel Inc.,
              9.750% 06/01/16.............................................        2,177
                                                                             ----------
                                                                                 11,087
                                                                             ----------
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $158,455).............................................      173,797
                                                                             ----------
            FOREIGN CONVERTIBLE BONDS AND NOTES -- 0.8%
              (Cost $7,107)
    9,840   Nortel Networks Corporation,
              4.250% 09/01/08.............................................       10,000
                                                                             ----------
            MUNICIPAL BONDS AND NOTES -- 0.1%
              (Cost $750)
      935   Rhode Island, Tobacco Settlement Financing Corporation,
              Revenue, Series 2002A,
              6.250% 06/01/42.............................................          856
                                                                             ----------
 SHARES
---------
            PREFERRED STOCKS -- 0.9%
            BROADCASTING AND CABLE -- 0.1%
    9,000   Paxson Communications Corporation(d)..........................          812
                                                                             ----------

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            PUBLISHING AND ADVERTISING -- 0.4%
   98,000   Haights Cross Communications(f)...............................   $    4,754
      328   Ziff Davis Holdings Inc., Series E-1!!!!(e)(f)................          148
                                                                             ----------
                                                                                  4,902
                                                                             ----------
            REAL ESTATE INVESTMENT TRUSTS (REITS) -- 0.3%
   23,400   Sovereign REIT, Series A@.....................................        3,633
                                                                             ----------
            TELECOMMUNICATIONS SERVICES -- 0.1%
    2,456   Alamosa Holdings, Inc., Series B,!!!!.........................        1,157
   30,035   NEON Communications, Inc.!!!!(e)(f)...........................          338
                                                                             ----------
                                                                                  1,495
                                                                             ----------
            TOTAL PREFERRED STOCKS
              (Cost $8,320)...............................................       10,842
                                                                             ----------
            WARRANTS -- 0.2%
  730,353   ACP Holding Company
              Expire 10/07/13!!!!@........................................          931
    1,145   COLO.COM
              Expire 03/15/10!!!!@........................................            0++
       98   Haights Cross Communications Inc.
              Expire 12/10/11!!!!(e)(f)...................................            0++
   93,550   Haights Cross Communications Inc.
              Expire 12/10/11!!!!(e)(f)...................................            1
    1,663   ICO Global Communications
              Expire 5/16/06!!!!(f).......................................            0++
  275,617   NEON Communications, Inc.
              Expire 12/02/12!!!!(a)(e)(f)................................            3
  180,266   NEON Communications, Inc.
              Expire 12/02/12!!!!(e)(f)...................................            2
  150,231   NEON Communications, Inc., Class A
              Expire 12/02/12!!!!(e)......................................          188
    1,365   Ono Finance plc
              Expire 03/16/11!!!!@........................................            0++
  474,443   Quadramed Corporation
              Expire 04/01/08!!!!@........................................        1,442
      363   Thermadyne Holdings Corporation
              Expire 05/23/04!!!!(e)(f)...................................            0++
      220   Thermadyne Holdings Corporation
              Expire 05/23/06!!!!(e)(f)...................................            0++

                                                                                VALUE
 SHARES                                                                         (000)
----------------------------------------------------------------------------------------
            WARRANTS -- (CONTINUED)
      180   UbiquiTel Inc.
              Expire 04/15/10!!!!@........................................   $        0++
   60,280   Ziff Davis Holdings Inc.
              Expire 08/12/12!!!!@........................................           30
                                                                             ----------
            TOTAL WARRANTS
              (Cost $994).................................................        2,597
                                                                             ----------
 SHARES
  (000)
---------
            AFFILIATED INVESTMENT
              COMPANIES -- 19.4%
              (Cost $242,183)
  242,183   Nations Cash Reserves, Capital Class Shares#..................      242,183
                                                                             ----------
            TOTAL INVESTMENTS
              (Cost $1,286,319*)................................     111.0%   1,385,389
                                                                             ----------
            OTHER ASSETS AND
              LIABILITIES (NET).................................     (11.0)%
            Cash..........................................................   $      219
            Foreign cash (cost $253)......................................          258
            Receivable for investment securities sold.....................        5,087
            Dividends receivable..........................................           72
            Interest receivable...........................................       24,526
            Collateral on securities loaned...............................     (163,581)
            Investment advisory fee payable...............................         (593)
            Administration fee payable....................................          (54)
            Payable for investment securities purchased...................       (2,819)
            Accrued Trustees' fees and expenses...........................          (34)
            Accrued expenses and other liabilities........................         (107)
                                                                             ----------
            TOTAL OTHER ASSETS AND
              LIABILITIES (NET)...........................................     (137,026)
                                                                             ----------
            NET ASSETS..........................................             $1,248,363
                                                                     100.0%  ==========

                       SEE NOTES TO FINANCIAL STATEMENTS.
 146

NATIONS MASTER INVESTMENT TRUST

Nations High Yield Bond Master Portfolio

  STATEMENT OF NET ASSETS (CONTINUED)                         MARCH 31, 2004


---------------

 *Federal income tax information: net unrealized appreciation of $96,022 on investment securities was comprised of gross appreciation of $109,472 and depreciation of $13,450 for federal income tax purposes. At March 31, 2004, the aggregate cost for federal income tax purposes was $1,289,367.

 **
  Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

***
  Zero coupon security. The rate shown reflects the yield to maturity at March 31, 2004.

!!!!
  Non-income producing security.

 @Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.

 +Amount represents less than 0.1%.

++Amount represents less than $500 principal amount and/or $500.

 #Money market mutual fund registered under the Investment Company
  Act of 1940, as amended, and advised by Banc of America Capital Management, LLC. A portion of this amount represents cash collateral received from securities lending activity (see Note 8). The portion that represents cash collateral is $163,581.

(a)
  All or a portion of security was on loan at March 31, 2004. The aggregate cost and market value of securities on loan at March 31, 2004, is $143,520 and $155,414 respectively.

(b)
  Issue in default.

(c)
  Issuer in bankruptcy.

(d)
  PIK ("Payment In Kind"). Interest or dividend payment is made with additional securities.

(e)
  Fair valued security (see Note 1).

 (f)
  Restricted and illiquid security.

(g)
  Loan participation agreement.

(h)
  Principal amount denominated in Euro.

 (i)
  Principal amount denominated in Canadian dollar.

 (j)
  Foreign security.

ABBREVIATIONS:

ADR  --   American Depository Receipt
MTN  --   Medium Term Note

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF OPERATIONS


For the year ended March 31, 2004

                                                               INTERMEDIATE        HIGH YIELD
                                                               BOND MASTER        BOND MASTER
                                                                PORTFOLIO          PORTFOLIO
                                                              ---------------------------------
(IN THOUSANDS)
INVESTMENT INCOME:
Interest....................................................  $       26,498     $       94,296
Dividends (Net of foreign withholding taxes of $0 and $1,
  respectively).............................................              --                410
Dividend income from affiliated funds.......................             560              1,053
Securities lending..........................................             109                289
                                                              --------------     --------------
    Total investment income.................................          27,167             96,048
                                                              --------------     --------------
EXPENSES:
Investment advisory fee.....................................           3,046              6,232
Administration fee..........................................             381                567
Custodian fees..............................................              55                 80
Legal and audit fees........................................              53                 52
Trustees' fees and expenses.................................              19                 19
Interest expense............................................              13                 --
Other.......................................................              12                 24
                                                              --------------     --------------
    Total expenses..........................................           3,579              6,974
Fees reduced by credits allowed by the custodian............              (3)                (3)
Fees waived by administrator (see Note 2)...................             (93)                --
                                                              --------------     --------------
    Net expenses............................................           3,483              6,971
                                                              --------------     --------------
NET INVESTMENT INCOME.......................................          23,684             89,077
                                                              --------------     --------------
NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions.....................................          17,708             45,445
  Swap contracts............................................           1,229                 --
  Futures...................................................          (1,009)                --
  Written options...........................................          (1,652)                --
  Foreign currency and other net assets.....................              --                 11
                                                              --------------     --------------
Net realized gain/(loss) on investments.....................          16,276             45,456
                                                              --------------     --------------
Change in unrealized appreciation/(depreciation) of:
  Securities................................................          (6,429)           106,790
  Swap contracts............................................             157                 --
  Written options...........................................             (13)                --
  Futures...................................................             504                 --
  Foreign currency and other net assets.....................              --                (10)
                                                              --------------     --------------
Net change in unrealized appreciation/(depreciation) of
  investments...............................................          (5,781)           106,780
                                                              --------------     --------------
Net realized and unrealized gain/(loss) on investments......          10,495            152,236
                                                              --------------     --------------
NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM
  OPERATIONS................................................  $       34,179     $      241,313
                                                              ==============     ==============

                       SEE NOTES TO FINANCIAL STATEMENTS.
 148

NATIONS MASTER INVESTMENT TRUST

  STATEMENTS OF CHANGES IN NET ASSETS


                                                            INTERMEDIATE BOND                       HIGH YIELD BOND
                                                            MASTER PORTFOLIO                       MASTER PORTFOLIO
                                                    ---------------------------------      ---------------------------------
                                                      YEAR ENDED         YEAR ENDED          YEAR ENDED         YEAR ENDED
                                                       3/31/04            3/31/03             3/31/04            3/31/03
                                                    ------------------------------------------------------------------------
(IN THOUSANDS)
Net investment income.............................  $       23,684     $       24,168##    $       89,077     $       43,184
Net realized gain/(loss) on investments...........          16,276             11,351##            45,456             (3,684)
Net change in unrealized
  appreciation/(depreciation) of investments......          (5,781)            29,924             106,780              1,825
                                                    --------------     --------------      --------------     --------------
Net increase/(decrease) in net assets resulting
  from operations.................................          34,179             65,443             241,313             41,325
Contributions.....................................         162,098            745,976           1,083,816            559,715
Withdrawals.......................................        (232,258)          (382,040)           (772,416)          (231,598)
                                                    --------------     --------------      --------------     --------------
Net increase/(decrease) in net assets.............         (35,981)           429,379             552,713            369,442
NET ASSETS:
Beginning of year.................................         785,213            355,834             695,650            326,208
                                                    --------------     --------------      --------------     --------------
End of year.......................................  $      749,232     $      785,213      $    1,248,363     $      695,650
                                                    ==============     ==============      ==============     ==============

---------------

## As a result of recent changes in generally accepted accounting principles, the Fund has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain (loss) in the Statements of operations. The effect of this reclassification would reduce net investment income and increase realized gain by $283.

                       SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST

  FINANCIAL HIGHLIGHTS


                                                                                                     WITHOUT WAIVERS
                                                                                                     AND/OR EXPENSE
                                                                                                     REIMBURSEMENTS
                                                                                                     ---------------
                                                        RATIO OF        RATIO OF NET                    RATIO OF
                                                       OPERATING         INVESTMENT                     OPERATING
                                                        EXPENSES       INCOME/(LOSS)     PORTFOLIO     EXPENSES TO
                                            TOTAL      TO AVERAGE        TO AVERAGE      TURNOVER        AVERAGE
                                            RETURN     NET ASSETS        NET ASSETS        RATE        NET ASSETS
                                            ------------------------------------------------------------------------
INTERMEDIATE BOND MASTER PORTFOLIO:
Year ended 3/31/2004(e)...................   4.66%        0.46%(c)(d)       3.10%           200%          0.47%(c)
Year ended 3/31/2003(e)...................  10.85         0.47(c)(d)        3.70            122           0.47(c)
Year ended 3/31/2002......................   4.33         0.49(c)(d)        5.24            228           0.49(c)
Year ended 3/31/2001......................     --@        0.45(c)           6.61            118           0.46(c)
Period ended 3/31/2000....................     --@        0.54+             6.10+            90           0.55+
Period ended 5/14/1999(a).................     --@        0.38+             5.61+            19           0.42+
HIGH YIELD BOND MASTER PORTFOLIO:
Year ended 3/31/2004......................  25.53%        0.61%(c)          7.85%            51%          0.61%(c)
Year ended 3/31/2003......................   6.47         0.62(c)           9.76             50           0.62(c)
Year ended 3/31/2002......................   6.33         0.65(c)(d)        9.93             64           0.65(c)
Year ended 3/31/2001......................     --@        0.71             11.14             63           0.72
Period ended 3/31/2000(b).................     --@        2.82+             5.16+            26           2.86+

---------------

 +  Annualized

 (a)Represents financial information for the Pacific Horizon Intermediate Bond Portfolio, which was reorganized into Intermediate Bond Master Portfolio on May 21, 1999.

 (b)High Yield Bond Master Portfolio commenced operations on February 14, 2000.

 (c)The effect of the custodial expense offset (See Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.

 (d)The effect of interest expense on the operating expense ratio was less than 0.01%.

 (e)See Note 1 (Swaps).

  @ Total return not required for periods indicated.

                       SEE NOTES TO FINANCIAL STATEMENTS.
 150

NATIONS MASTER INVESTMENT TRUST

  NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Master Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Master Trust offered twelve separate portfolios. These financial statements pertain only to Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio (each a "Master Portfolio" and collectively, the "Master Portfolios"). Financial statements for the other portfolios of the Master Trust are presented under separate cover.

Certain Funds invest in securities of foreign issuers. There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Funds to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Bond Master Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium -- a high interest rate or yield -- because of the increased risk of loss. These securities can also be subject to greater price volatility.

The following investors were invested in the Master Portfolios at March 31, 2004:

INTERMEDIATE BOND MASTER PORTFOLIO:
Nations Intermediate Bond Fund..............................  96.8%
Nations Intermediate Bond Fund (Offshore)...................   3.2%
HIGH YIELD BOND MASTER PORTFOLIO:
Nations High Yield Bond Fund................................  94.2%
Nations High Yield Bond Fund (Offshore).....................   5.8%

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Master Portfolios in the preparation of their financial statements.

Securities valuation: Securities are generally valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Intermediate Bond Master Portfolio and High Yield Bond Master Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the portfolio's return. Upon entering into a futures contract, a Master Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by a Master Portfolio each day, depending on the daily fluctuation of the value of the contract.

NATIONS MASTER INVESTMENT TRUST

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect changes in the market value of the contract. When the contract is closed, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Intermediate Bond Master Portfolio may purchase and write call and put options on securities, futures and swap contracts ("swaptions"). A Master Portfolio may use such options on futures contracts in connection with its hedging strategies and for the purpose of yield enhancement in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures.

The Master Portfolio may write covered call options and put options on securities in which it is permitted to invest from time to time in seeking to attain the Master Portfolio's objective. Call options written by a Master Portfolio give the holder the right to buy the underlying securities from the Master Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Master Portfolio at a stated price. In the case of put options, a Master Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Master Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio purchases an option, it pays a premium and an amount equal to that premium is recorded as an asset. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Master Portfolio typically receives a premium from writing a put or call option, which would increase the Master Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, a Master Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, a Master Portfolio assumes the risk that it may be required to purchase the underlying security.

The Master Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Master Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by a Master Portfolio.

Foreign currency transactions: The books and records of the Master Portfolios are maintained in U.S. dollars. Foreign currencies, investments and other assets and liabilities are translated into U.S. dollars at the current exchange rates. Purchases and sales of investment securities and income and expenses are translated on the respective dates of such transactions. Net realized foreign currency gains and losses resulting from changes in exchange rates include foreign currency gains and losses between trade date and settlement date of securities transactions, foreign currency transactions and the difference between the amounts of interest and dividends recorded on the books of a Master Portfolio and the amounts actually received. The effects of changes in foreign currency exchange rates on securities are not separately identified in the Statements of operations from the effects of changes in market prices of those securities, but are included with the net realized and unrealized gain or loss on securities.

Forward foreign currency transactions: Generally, a Master Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when a Master Portfolio enters into a contract for the purchase or sale of a

NATIONS MASTER INVESTMENT TRUST
security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser or sub-adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by a Master Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, a Master Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Master Portfolios had no open forward foreign currency contracts.

Forward foreign currency contracts will be used primarily to protect the Master Portfolios from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of a Master Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statements of net assets. In addition, the Master Portfolios could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Master Portfolios may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with their investment objective and policies to obtain a desired return at a lower cost than if the Master Portfolios had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Master Portfolios with another party of their respective commitments to pay or receive interest, effective return, or total return throughout the lives of the agreements. The interest to be paid or received on swaps is included in net realized gain/(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement of net assets. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Master Portfolio's basis in the swap and the proceeds from (or cost of) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, a Master Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, a Master Portfolio will succeed in pursuing contractual remedies. A Master Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the Intermediate Bond Master Portfolio has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statements of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statements of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification decreased net investment income and increased net realized gains by $636,906 and $282,850 for the years ended March 31, 2004 and March 31, 2003, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. Financial highlight reclassifications appear as follows:

                                                              NET INVESTMENT    NET INVESTMENT
                                                               INCOME RATIO      INCOME RATIO
                                                                (PREVIOUS)        (REVISED)
                                                              --------------------------------
Year ended 3/31/04..........................................       3.19%             3.10%
Year ended 3/31/03..........................................       3.74              3.70

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  NOTES TO FINANCIAL STATEMENTS (CONTINUED)


The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statements of net assets.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time a Master Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The High Yield Bond Master Portfolio may invest in Loan Participations. When the Master Portfolio purchases a Loan Participation, the Master Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Master Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Master Portfolio and the Borrower ("Intermediate Participants"). The Master Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date. Each investor in the portfolio is treated as an owner of its proportionate share of the net assets, income, expenses, realized and unrealized gains and losses of the portfolio.

Federal income taxes: The Master Portfolios are treated as partnerships for federal income tax purposes and therefore are not subject to federal income tax. Each investor in the Master Portfolios will be subject to taxation on its allocated share of the Master Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Master Trust are allocated to the Master Portfolios based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to a Master Portfolio are charged to such Master Portfolio.

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Master Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Master Portfolios. Under the terms of the Investment Advisory Agreement, BACAP is entitled to receive an advisory fee, calculated daily and payable monthly, based on the following maximum annual rates multiplied by the average daily net assets of each Master Portfolio:

                                                              ANNUAL RATE
                                                              -----------
Intermediate Bond Master Portfolio..........................     0.40%
High Yield Bond Master Portfolio............................     0.55%

The Master Trust has, on behalf of the High Yield Bond Master Portfolio, entered into a sub-advisory agreement with BACAP and MacKay Shields LLC ("MacKay Shields") pursuant to which MacKay Shields is entitled to receive a sub-advisory fee from BACAP at the maximum annual rate of 0.40% of the Master Portfolio's average daily net assets up to and including $100 million; 0.375% of the Master Portfolio's average daily net assets over $100 million and up to and including $200 million and 0.35% of the Master Portfolio's average daily net assets over $200 million.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Master Trust. Under the administration agreement, BACAP Distributors is currently entitled to

NATIONS MASTER INVESTMENT TRUST
receive a fee, computed daily and paid monthly, at the maximum annual rate of 0.05% of each Master Portfolio's average daily net assets. For the period beginning January 1, 2004 and until July 31, 2004, BACAP Distributors has agreed to waive 0.05% of it administration fees for the Intermediate Bond Master Portfolio. The Bank of New York ("BNY") serves as sub-administrator of the Master Trust pursuant to an agreement with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors earned annual rates of 0.04% of Intermediate Bond and 0.05% of High Yield Bond Master Portfolios' average daily net assets (net of waivers) for its administration services.

BNY serves as the custodian of the Master Trust's assets. For the year ended March 31, 2004, expenses of the Master Portfolios were reduced by $6,192 under expense offset arrangements with BNY. The Master Portfolios could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

No officer, director or employee of Bank of America, BACAP Distributors or BACAP, or any affiliate thereof, receives any compensation from the Master Trust for serving as a Trustee or Officer of the Master Trust.

The Master Trust's eligible Trustees may participate in a non-qualified deferred compensation plan which may be terminated at any time. All benefits provided under this plan are unfunded and any payments to plan participants are paid solely out of the Master Portfolios' assets. Income earned on the plan participant's deferral account is based on the rate of return of the eligible mutual funds selected by the participants or, if no funds are selected, on the rate of return of Nations Treasury Reserves, a portfolio of Nations Funds Trust, another registered investment company advised by BACAP. The expense for the deferred compensation plan is included in "Trustees' fees and expenses" in the Statements of operations. The liability for the deferred compensation plan is included in "Accrued Trustees' fees and expenses" in each Master Portfolio's Statement of net assets.

The Master Portfolios have made daily investments of cash balances in the Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by each Master Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Master Portfolios. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                                                             ADVISORY FEES           ADMINISTRATION FEES
                                                           (EARNED BY BACAP)    (EARNED BY BACAP DISTRIBUTORS)
                                                                 (000)                      (000)
                                                           ---------------------------------------------------
Intermediate Bond Master Portfolio.......................        $ 64                        $34
High Yield Bond Master Portfolio.........................         126                         67

3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were as follows:

                                                              PURCHASES     SALES
                                                                (000)       (000)
                                                              ---------------------
Intermediate Bond Master Portfolio..........................  $329,698     $207,462
High Yield Bond Master Portfolio............................   883,338      495,694

The aggregate cost of purchases and proceeds from sales of long-term U.S. government securities for the year ended March 31, 2004 were as follows:

                                                              PURCHASES       SALES
                                                                (000)         (000)
                                                              ------------------------
Intermediate Bond Master Portfolio..........................  $1,119,603    $1,245,250
High Yield Master Portfolio.................................      16,568        17,052

NATIONS MASTER INVESTMENT TRUST

4.  FUTURES CONTRACTS

At March 31, 2004, the Intermediate Bond Master Portfolio had the following futures contracts open:

                                                                                                                     UNREALIZED
                                                                           VALUE OF CONTRACT    MARKET VALUE OF    APPRECIATION/
                                                              NUMBER OF       WHEN OPENED          CONTRACTS       (DEPRECIATION)
DESCRIPTION                                                   CONTRACTS          (000)               (000)             (000)
---------------------------------------------------------------------------------------------------------------------------------
U.S. 5 year Treasury Note Futures (long position) expiring
  June 2004(a)..............................................     577            $64,896             $65,526             $630
U.S. 10 year Treasury Note Futures (short position) expiring
  June 2004(a)..............................................     (18)            (2,046)             (2,077)             (31)
                                                                                                                        ----
  Total net unrealized appreciation.........................                                                            $599
                                                                                                                        ====

---------------

(a)Securities have been segregated as collateral for the Master Portfolio's open futures contracts.

5.  WRITTEN OPTIONS

Written options for the Intermediate Bond Master Portfolio for the year ended March 31, 2004 aggregated the following:

                                                                           PREMIUM
                                                              NUMBER OF    RECEIVED
SUMMARY OF WRITTEN OPTIONS                                    CONTRACTS     (000)
-----------------------------------------------------------------------------------
Outstanding at March 31, 2003...............................      36       $   230
Contracts opened............................................     378         2,134
Contracts closed............................................    (139)         (753)
Contracts expired...........................................    (275)       (1,611)
                                                                ----       -------
Outstanding at March 31, 2004...............................      --       $    --
                                                                ====       =======

6.  SWAP CONTRACTS

At March 31, 2004, the Intermediate Bond Master Portfolio had the following swap contracts outstanding:

                                                                                                                   UNREALIZED
                                                  NOTIONAL                                     PAYMENTS          APPRECIATION/
                                                   AMOUNT        PAYMENTS MADE BY            RECEIVED BY         (DEPRECIATION)
                                                   (000)             THE FUND                  THE FUND              (000)
-------------------------------------------------------------------------------------------------------------------------------
Contract with Citigroup, effective April 18,
  2003, expiring June 20, 2008(a)...............  $ 3,000               (b)                      (b)                  $10


Contract with Citigroup, effective April 23,
  2003, expiring June 20, 2008(a)...............    3,000          3-month LIBOR                3.380%                 57


                                                                    Lehman CMBS
                                                                     Aaa Index
                                                               (Prior floating rate          Lehman CMBS
Contract with Morgan Stanley, effective March                      minus current           Aaa Index Spread
  31,2004, expiring June 30, 2004 (a)...........   17,000     floating rate) x factor          + 0.55%                 --
                                                                                                                      ---

Total unrealized appreciation...................                                                                      $67
                                                                                                                      ===

---------------

(a)Fair value.

(b)Wells Fargo Credit Default Swap -- The Fund assumes risk on Wells Fargo Credit rating. The Fund receives 0.30% of the notional amount of the contract.

NATIONS MASTER INVESTMENT TRUST

7.  LINE OF CREDIT

The Master Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. Each participating Master Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Master Portfolios had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Master Portfolios under the Agreement were as follows:

                                                                AVERAGE
                                                                 AMOUNT       AVERAGE
                                                              OUTSTANDING*    INTEREST
FUND                                                             (000)          RATE
--------------------------------------------------------------------------------------
Intermediate Bond Master Portfolio..........................      $877         1.50%

---------------

 *The average amount outstanding was based on daily balances in the period.

8.  SECURITIES LENDING

Under an agreement with BNY, the Master Portfolios can lend their securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Master Portfolios. Generally, in the event of counterparty default, the Master Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Master Portfolio in the event the Master Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Master Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by each Master Portfolio from securities lending is included in its Statement of operations.

At March 31, 2004, the following Master Portfolios had securities on loan:

                                                               MARKET VALUE OF     MARKET VALUE
                                                              LOANED SECURITIES    OF COLLATERAL
                                                                    (000)              (000)
                                                              ----------------------------------
Intermediate Bond Master Portfolio..........................      $ 20,800           $ 21,355
High Yield Bond Master Portfolio............................       155,414            163,581

9.  RESTRICTED SECURITIES

A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Master Portfolios do not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

NATIONS MASTER INVESTMENT TRUST

The following securities are considered restricted as to resale at March 31, 2004 for the High Yield Bond Master Portfolio.

                                                                      PRINCIPAL                   MARKET
                                                                       AMOUNT/     ACQUISITION     VALUE     PERCENTAGE
                                                    ACQUISITION        SHARES         COST        3/31/04      OF NET
SECURITY                                               DATE             (000)         (000)        (000)       ASSETS
-----------------------------------------------------------------------------------------------------------------------
ACP Holding Company(h).........................  01/14/03-10/10/03     $   711       $   185      $   907        0.1%
Algoma Steel Inc.,
  11.000% due 12/31/09.........................  03/12/01-06/20/01       4,666         3,223        5,203        0.4
Conseco Term Loan A1,
  7.250% due 09/10/2009(e)(f)..................      09/16/03            3,462         3,421        3,467        0.3
Conseco Term Loan B1,
  9.500% due 09/10/2010(e)(f)..................      09/16/03            1,038         1,025        1,040        0.1
Fountain View, Inc.(b)(h)......................      09/03/03              139             0**          0**      0.0*
Globix Corporation(h)..........................      10/14/02               89             0          293        0.0*
Goodyear Tire & Rubber Company Credit
  Revolver,
  5.610% due 03/31/2006(e)(f)..................      02/18/04            4,300         4,300        4,284        0.3
GT Telecom Racers Notes Trust, Series B,
  0.00% due 06/30/08(a)(b)(e)(g)...............  01/12/01-01/31/02         417           225            0**      0.0*
GT Telecom Racers Notes Trust, Series A,
  0.00% due 06/30/08(a)(b)(e)(g)...............  01/12/01-01/31/02         583           243            0**      0.0*
Haights Cross Communications Inc.
  Preferred....................................      01/15/04               98         4,561        4,754        0.4
Haights Cross Communications Inc.
  Warrants, expires 12/10/11(b)................       1/15/04                0**           0**          0**      0.0*
Haights Cross Communications Inc.
  Warrants, expires 12/10/11(b)................      01/15/04               94             0            1        0.0*
Hollywood Casino Corporation,
  13.000% due 08/01/06(a)......................      02/25/04              265           178          188        0.0*
ICO Global Communications Warrants(h)..........      11/07/00                2             0            0**      0.0*
ICO Global Communications Holdings LTD.(h).....      01/11/02                7            61            4        0.0*
Jafra Cosmetics Term A,
  5.125% due 05/20/08(e)(f)....................      07/28/03            1,892         1,732        1,888        0.2
Micron Technology Inc.
  6.500% due 09/30/05..........................  02/18/02-06/19/03       8,000         7,340        8,000        0.7
Mirant Revolver Credit Facility,
  0.000% due 01/15/05(a)(e)(f)(g)..............      04/11/03            1,400         1,400          784        0.1
Mirant Revolver Credit Facility,
  0.000% due 07/17/05(a)(e)(f)(g)..............  12/19/03-03/29/04       1,436         1,010        1,048        0.1
NEON Communications, Inc.(b)(h)................      07/01/03              276           244          345        0.0*
NEON Communications, Inc. Preferred(b)(h)......      12/04/02               30           338          338        0.0*
NEON Communications, Inc.
  Warrants, Preferred, expires
  12/02/12(b)(h)...............................      01/03/03              180             0            2        0.0*
NEON Communications, Inc.
  Warrants, expires 12/02/12(b)(h).............      07/01/03              276           244            3        0.0*
NEON Communications, Inc.
  Warrants, Class A, expires 12/02/12(b)(h)....      12/04/02              150             0          188        0.0*
NII Holdings, Inc. Class B(h)..................      11/13/02               88            74        3,092        0.2
NRG Energy, Inc. Credit Agreement,
  5.500% due 06/23/10(e)(f)....................      12/19/03              833           829          857        0.1
NRG Energy, Inc. Credit Agreement,
  7.000% due 06/23/10(e)(f)....................      12/19/03            1,483         1,475        1,525        0.1
Owens Corning Bank Debt,
  0.00% due 01/01/05(a)(e)(f)(g)...............  11/29/01-02/09/04       1,932         1,288        1,311        0.1
Pacific Gas and Electric Company Bank
  Debt A,
  8.750% due 12/30/06(e)(f)....................  04/12/02-10/08/02       3,795         3,760        3,833        0.3
Qwest Communications Term B,
  6.950% due 06/30/10(e)(f)....................  06/12/03-05/23/03       6,500         6,393        6,572        0.5

NATIONS MASTER INVESTMENT TRUST

                                                                      PRINCIPAL                   MARKET
                                                                       AMOUNT/     ACQUISITION     VALUE     PERCENTAGE
                                                    ACQUISITION        SHARES         COST        3/31/04      OF NET
SECURITY                                               DATE             (000)         (000)        (000)       ASSETS
-----------------------------------------------------------------------------------------------------------------------
@wThermadyne Holding Corporation(h)............      09/25/03          $   158       $ 1,822      $ 2,057        0.2
Thermadyne Holding Corporation
  Warrants, expires 5/23/04(b)(h)..............      05/23/03                0***          0            0**      0.0*
Thermadyne Holding Corporation
  Warrants, expires 5/23/06(b)(h)..............      06/18/03                0***          0            0**      0.0*
United Artists Theatre Circuit Inc.,
  Series 1995-A
  9.300% due 07/01/15(b).......................  11/28/00-07/21/03         547           423          547        0.0*
Ziff Davis Holdings Inc., Series E-1(b)(h).....      12/06/02                0***          0          148        0.0*
                                                                                     -------      -------       ----
TOTAL..........................................                                      $45,794      $52,679        4.2%
                                                                                     =======      =======       ====

---------------

  * Amount represents less than 0.1%.

 ** Amount represents less than $500.

 ***Amount represents less than 500 shares.

 (a)Issue in default.

 (b)Fair valued security.

 (c)PIK ("Payment in kind"). Interest or dividend payment is made with additional securities.

 (e)Variable rate note. The interest rate shown reflects the rate in effect at March 31, 2004.

 (f)Loan participation agreement.

 (g)Issuer in bankruptcy.

 (h)Non-income producing security.

10.  COMMITMENTS AND CONTINGENCIES

As of March 31, 2004, the High Yield Bond Master Portfolio had unfunded loan commitments pursuant to the following loan agreements:

BORROWER:                                                     UNFUNDED COMMITMENT
---------------------------------------------------------------------------------
Owens Corning Bank Debt.....................................        $   77
Mirant Revolving Credit Facility............................         1,587

11.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition,

NATIONS MASTER INVESTMENT TRUST

Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet") entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

NATIONS MASTER INVESTMENT TRUST

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

NATIONS MASTER INVESTMENT TRUST

  REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM


TO THE SHAREHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statements of net assets and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of Nations Intermediate Bond Master Portfolio and Nations High Yield Bond Master Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolios") at March 31, 2004, the results of each of their operations, the changes in each of their net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter collectively referred to as "financial statements") are the responsibility of the Portfolios' management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.

PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

  FUND GOVERNANCE                                                (UNAUDITED)


The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael    Indefinite term;        Retired; Senior Managing                     80
Age: 60                  Trustee since 1999      Director -- The Succession Fund
Trustee and Chairman                             (a company formed to advise and
of the Board                                     buy family owned companies) from
                                                 1998 through April 2001
William H. Grigg         Indefinite term;        Retired; Chairman Emeritus since             80
Age: 71                  Trustee since 1999      July 1997, Chairman and Chief
Trustee                                          Executive Officer through July
                                                 1997 -- Duke Power Co.
Thomas F. Keller         Indefinite term;        R.J. Reynolds Industries                     80
Age: 72                  Trustee since 1999      Professor of Business
Trustee                                          Administration -- Fuqua School of
                                                 Business, Duke University, since
                                                 July 1974; Dean -- Fuqua School
                                                 of Business Europe, Duke
                                                 University, July 1999 through
                                                 June 2001
Carl E. Mundy, Jr.       Indefinite term;        President and Chief Executive                78
Age: 68                  Trustee since 1999      Officer -- Worldwide USO from May
Trustee                                          1996 to May 2000; Commandant --
                                                 United States Marine Corps from
                                                 July 1991 to July 1995;
                                                 Member -- Board of Advisors to
                                                 the Comptroller General of the
                                                 United States
Dr. Cornelius J. Pings   Indefinite term;        Retired; President -- Association            78
Age: 75                  Trustee since 1999      of American Universities from
Trustee                                          Feb. 1993 through June 1998

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
INDEPENDENT TRUSTEES
William P. Carmichael   Director -- Cobra Electronics
Age: 60                 Corporation (electronic equipment
Trustee and Chairman    manufacturer), Rayovac Corp.
of the Board            (batteries) and The Finish Line
                        (apparel); and Chairman of the
                        Board and Board Member, Nations
                        Funds complex (4 other registered
                        investment companies)
William H. Grigg        Director -- The Shaw Group, Inc.,
Age: 71                 Kuhlman Electric Corp. (transformer
Trustee                 manufacturer) and Faison
                        Enterprises (real estate
                        development); Director and Vice
                        Chairman, Aegis Insurance Services,
                        Ltd. (a mutual fund insurance
                        company in Bermuda); and Board
                        Member, Nations Funds complex (4
                        other registered investment
                        companies)
Thomas F. Keller        Director -- Wendy's International,
Age: 72                 Inc. (restaurant operating and
Trustee                 franchising), Dimon, Inc. (tobacco)
                        and Biogen, Inc. (pharmaceutical
                        biotechnology); and Board Member,
                        Nations Funds complex (4 other
                        registered investment companies)

Carl E. Mundy, Jr.      Chairman and Trustee -- Board of
Age: 68                 Trustees, Marine Corps University
Trustee                 Foundation; Director -- Schering-
                        Plough (pharmaceuticals and health
                        care products) and General Dynamics
                        Corporation (defense systems); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
Dr. Cornelius J. Pings  Director -- Farmers Group, Inc.
Age: 75                 (insurance company) and Edelbrock
Trustee                 Corp. (automotive products); and
                        Trustee, Nations Funds complex (2
                        other registered investment
                        companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Minor M. Shaw            Indefinite term;        President -- Micco Corporation               78
Age: 56                  Trustee since 2003      and Mickel Investment Group
Trustee
Charles B. Walker        Indefinite term;        Retired; Vice Chairman and Chief             78
Age: 65                  Trustee since 1999      Financial Officer -- Albemarle
Trustee                                          Corporation (chemical
                                                 manufacturing) through February
                                                 2003
NON-INDEPENDENT TRUSTEES
Edmund L. Benson, III    Indefinite term;        President and Treasurer, Saunders            78
Age: 67                  Trustee since 1999      & Benson, Inc. (insurance)
Trustee
James B. Sommers         Indefinite term;        Retired                                      78
Age: 65                  Trustee since 1999
Trustee
Thomas S. Word, Jr.      Indefinite term;        Partner -- McGuire, Woods, Battle            78
Age: 65                  Trustee since 1999      & Boothe LLP (law firm)
Trustee

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Minor M. Shaw           Chairman -- Wofford College Board
Age: 56                 of Trustees; Chairman and
Trustee                 Trustee -- The Daniel-Mickel
                        Foundation of South Carolina;
                        Vice-Chairman and
                        Trustee -- Greenville-Spartanburg
                        Airport Commission and Duke
                        Endowment; Trustee -- The
                        Hollingsworth Funds, The Belle
                        Baruch Foundation and the South
                        Carolina Foundation for Independent
                        Colleges; Chair-Elect -- Urban
                        League of the Upstate; Board
                        Member -- United Way of Greenville
                        County; Vice-Chair -- Greenville
                        Chamber of Commerce; Board
                        Member -- United Way of South
                        Carolina; and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)
Charles B. Walker       Director -- Ethyl Corporation
Age: 65                 (chemical manufacturing); and
Trustee                 Trustee, Nations Funds complex (2
                        other registered investment
                        companies)
NON-INDEPENDENT TRUSTE
Edmund L. Benson, III   Director -- Saunders & Benson, Inc.
Age: 67                 (insurance); Insurance Managers
Trustee                 Inc. (insurance); and
                        Trustee -- Nations Funds complex (2
                        other registered investment
                        companies)
James B. Sommers        Chairman Emeritus -- Central
Age: 65                 Piedmont Community College
Trustee                 Foundation; Board of Commissioners,
                        Charlotte/Mecklenberg Hospital
                        Authority and Carolina Pad & Paper
                        Company; Trustee -- Mint Museum of
                        Art; and Trustee, Nations Funds
                        complex (2 other registered
                        investment companies)
Thomas S. Word, Jr.     Director -- Vaughan-Bassett
Age: 65                 Furniture Company, Inc. (furniture)
Trustee                 and Bassett Mirror Company (glass
                        furniture); and Trustee, Nations
                        Funds complex (2 other registered
                        investment companies)

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*        Indefinite term;        Interim President and Chief                  n/a
Age: 46                  Chief Financial         Executive Officer of the Trust,
Interim Chief            Officer since 2003      Nations Master Investment Trust
Executive Officer and                            ("NMIT") and Nations Separate
Interim President                                Account Trust ("NSAT") since
                                                 Sept. 2003; Interim President and
                                                 Chief Executive Officer of
                                                 Nations Government Income Term
                                                 Trust 2003, Inc. ("N2003"),
                                                 Nations Government Income Term
                                                 Trust 2004, Inc. ("N2004"),
                                                 Nations Balanced Target Maturity
                                                 Fund ("BTM") and Hatteras Income
                                                 Securities, Inc. ("Hatteras")
                                                 since Sept. 2003. Chief Financial
                                                 Officer of the Trust, NMIT and
                                                 NSAT from Oct. 2002 through Oct.
                                                 2003; Chief Financial Officer of
                                                 N2003, N2004, BTM and Hatteras
                                                 from 1997 through Oct. 2003.
                                                 Various to Senior Vice President,
                                                 Managing Director, Chief
                                                 Administrative Officer, Treasurer
                                                 and Manager, BACAP since 2000;
                                                 Director, Senior Vice President,
                                                 and Treasurer of NB Partner Corp.
                                                 since 2000; Various to Senior
                                                 Vice President, Chief Financial
                                                 Officer and Manager of BACAP
                                                 Distributors, LLC since 1996;
                                                 Various to Chief Operating
                                                 Officer and Senior Vice President
                                                 of BACAP Advisory Partners, LLC
                                                 since 2002; Senior Vice President
                                                 and Treasurer of Marsico
                                                 Management Holdings, L.L.C. since
                                                 2001; and Senior Vice President,
                                                 Bank of America, N.A. since 1996.
                                                 Mr. Bedard also serves as a
                                                 Senior Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.
Gerald Murphy            Indefinite term;        Interim Chief Financial Officer              n/a
Age: 44                  Treasurer since 2003    of the Trust, NMIT and NSAT since
Treasurer and Interim                            Sept. 2003; Interim Chief
Chief Financial                                  Financial Officer of N2003,
Officer                                          N2004, BTM and Hatteras since
                                                 Sept. 2003; Treasurer of the
                                                 Trust, NMIT and NSAT since Jan.
                                                 2003; Treasurer of N2003, N2004,
                                                 BTM and Hatteras since 1999;
                                                 Senior Vice President, BACAP (or
                                                 its predecessors) since 1998;
                                                 Vice President, Citibank
                                                 1997-December 1998. Mr. Murphy
                                                 also serves as a Senior Officer
                                                 for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
PRINCIPAL OFFICERS
Edward D. Bedard*       n/a
Age: 46
Interim Chief
Executive Officer and
Interim President
Gerald Murphy           n/a
Age: 44
Treasurer and Interim
Chief Financial
Officer

NATIONS FUNDS



  FUND GOVERNANCE (CONTINUED)                                    (UNAUDITED)

NAME, AGE AND POSITION    TERM OF OFFICE AND      PRINCIPAL OCCUPATION(S) DURING      NUMBER OF FUNDS IN
 HELD WITH THE TRUST     LENGTH OF TIME SERVED          THE PAST FIVE YEARS          FUND COMPLEX OVERSEEN
----------------------------------------------------------------------------------------------------------
Robert B. Carroll        Indefinite term;        Secretary of the Trust, NMIT and             n/a
Age: 44                  Secretary since 2003    NSAT since Jan. 2003; Secretary
Secretary and Chief                              of N2003, N2004, BTM and Hatteras
Legal Officer                                    since 1997; Chief Legal Officer
                                                 of each of the above entities
                                                 since August 2003; Associate
                                                 General Counsel, Bank of America
                                                 Corporation since 1999; Assistant
                                                 General Counsel, Bank of America
                                                 Corporation 1996-1999. Mr.
                                                 Carroll also serves as a Senior
                                                 Officer for other Bank of
                                                 America-affiliated entities,
                                                 including various registered and
                                                 unregistered funds.

NAME, AGE AND POSITION
 HELD WITH THE TRUST    OTHER DIRECTORSHIPS HELD BY TRUSTEE
----------------------  -----------------------------------
Robert B. Carroll       n/a
Age: 44
Secretary and Chief
Legal Officer

---------------

(1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee. Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

 * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

THE NATIONS FUNDS
FAMILY OF FUNDS

THE MUTUAL FUND FAMILY OF
BANC OF AMERICA CAPITAL MANAGEMENT

Within each category,
the funds are listed from
aggressive to conservative.


Lower risk/reward potential


MONEY MARKET FUNDS

Nations Cash Reserves
Nations Money Market Reserves
Nations Government Reserves
Nations Treasury Reserves
Nations Tax-Exempt Reserves
Nations Municipal Reserves
Nations California Tax-Exempt Reserves
Nations New York Tax-Exempt Reserves

FIXED INCOME FUNDS

TAXABLE INCOME FUNDS
Nations High Yield Bond Fund
Nations Strategic Income Fund
Nations Bond Fund
Nations Intermediate Bond Fund
Nations Government Securities Fund
Nations Short-Intermediate Government Fund
Nations Short-Term Income Fund

TAX-EXEMPT INCOME FUNDS
Nations Municipal Income Fund
Nations State-Specific Long-Term Municipal
Bond Funds (CA, FL)
Nations Intermediate Municipal Bond Fund
Nations State-Specific Intermediate Municipal
Bond Funds (CA, FL, GA, KS, MD, NC, SC, TN, TX, VA)
Nations Short-Term Municipal Income Fund


EQUITY FUNDS

GROWTH FUNDS
Nations Small Company Fund
Nations Marsico 21st Century Fund
Nations MidCap Growth Fund
Nations Marsico Focused Equities Fund
Nations Marsico Growth Fund
Nations Strategic Growth Fund

BLEND FUNDS
Nations Asset Allocation Fund

VALUE FUNDS
Nations SmallCap Value Fund
Nations MidCap Value Fund
Nations Value Fund


Higher reward/risk potential


INTERNATIONAL/GLOBAL FUNDS

Nations Marsico International Opportunities Fund
Nations International Equity Fund
Nations International Value Fund
Nations Global Value Fund



SPECIALTY FUNDS

INDEX FUNDS
Nations SmallCap Index Fund
Nations MidCap Index Fund
Nations LargeCap Index Fund
Nations LargeCap Enhanced Core Fund

ASSET ALLOCATION PORTFOLIOS
Nations LifeGoal Growth Portfolio
Nations LifeGoal Balanced Growth Portfolio
Nations LifeGoal Income Portfolio
Nations LifeGoal Income and Growth Portfolio

OTHER SPECIALTY FUNDS
Nations Convertible Securities Fund




FIXEDAR
(3/04)

                              HIGH YIELD PORTFOLIO



                Annual report for the year ended March 31, 2004










The views expressed in the Chairman's and President's Message and the Portfolio Commentary reflect the current views of the respective parties. These views are not guarantees of future performance and involve certain risks, uncertainties and assumptions that are difficult to predict so actual outcomes and results may differ significantly from the views expressed. These views are subject to change at any time based upon market or other conditions and the respective parties disclaim any responsibility to update such views. These views may not be relied on as investment advice and, because investment decisions for a Nations Fund are based on numerous factors, may not be relied on as an indication of trading intent on behalf of any particular Nations Fund. References to specific company securities should not be construed as recommendations or investment advice.

CHAIRMAN'S AND PRESIDENT'S LETTER


Dear Shareholder:

We are pleased to provide you with the Nations Funds annual report for the year ending March 31, 2004 and to share our outlook for the future. We hope you will take a few minutes to read this report, which contains important information about your investment.

MARKET ENVIRONMENT
The turnabout in the market environment since our last annual report to shareholders could not have been more pronounced. Spurred initially by massive fiscal and monetary stimulus, the economic recovery gained significant traction during the year. Consumer and business confidence grew as reports accumulated of healthy corporate profits, a rebound in capital spending and manufacturing activity, a rebuilding of depleted inventories, and an upswing in the job market.

As the U.S. economy gathered steam, investors witnessed a dazzling resurgence of capital markets during the reporting period. Low interest rates, low inflation and healthy economic growth created an environment for some of the strongest equity markets we've seen in quite some time. The Dow Jones Industrial Average(1) recaptured almost 70% of the losses suffered since the market peaked in 2000, while the technology-heavy NASDAQ Composite Index(2) rose 49%. Nine of the ten economic sectors in the S&P 500 Index(3) gained more than 20%, and the laggard health care sector rose more than 10%.

Fixed income markets, too, performed well despite considerable volatility. Although medium and long term rates ended where they began, prices fluctuated broadly as market sentiment shifted from fears of deflation to concerns that a strengthening economy could be the harbinger of inflation and Fed tightening. The bellwether 10-year Treasury moved in range from 3.07%, a 40-year low, to a peak of 4.67%. The Federal Reserve Board's accommodative policy kept short-term rates at historically low levels.

The yield curve remained quite steep, with the spread between 3-month Treasury bills and 10-year Treasury bonds ending the period above 300 basis points. Within the high-quality spread sector, AAA-rated commercial mortgage-backed securities generated the highest duration-adjusted returns significantly outpacing all other agency securities. Longer-term corporate bonds produced, on average, a 6% to 8% excess spread to treasuries as improving corporate profits and lower default rates drove credit premiums down. Every sector in the high-yield market posted double-digit gains during the period.

MARKET OUTLOOK
We remain encouraged about the investment environment for 2004. Almost an entire straight year of monthly gains in the Index of Leading Economic Indicators(4) signals that the U.S. economic expansion is sustainable. While it would be naive to expect a repeat of last year's stellar returns in equity and high-yield markets, the steady stream of positive economic news makes a reasonable case for investor optimism despite the persistence of geopolitical tensions.

Concern over the timing and pace of future interest-rate adjustments remains a source of anxiety for many investors. With the overnight lending rate at only 1.0% and the economy expanding at a brisk pace, the next rate adjustment clearly will be upward. A rate increase seems likely to take place early this summer. Still, any rise in interest rates is likely to be moderate and largely offset by signs of strong momentum in the economy and profits. Unless geopolitical turmoil overwhelms confidence and growth, we expect equity investors to enjoy another year of positive returns. Bond and money market investors, naturally, will need to be attentive to portfolios as the markets adjust to the rising rate environment and international developments.

NATIONS FUNDS UPDATE
Even though performance was very strong, it was a difficult year for Nations Funds and the mutual fund industry. We are proud of the steps Bank of America has already taken to strengthen its compliance system and regain your trust. We are working with Bank of America to set best-in-class standards that enhance our audit reviews, compliance oversight and the overall risk management framework. Finally, as we begin the fiscal year, we look forward to a new stage in our growth. With the merger of Bank of America and Fleet Financial Corporation on April 1, 2004, Nations Funds became part of one the largest asset management companies in the United States. Over the next several months, Nations Funds and our sister organization, Columbia Funds, will begin to bring together our tremendous resources to deliver additional product, management and research capabilities for you, our customers.

We thank you for your continued support.

Sincerely,

/signature                               /signature

William P. Carmichael                    Edward D. Bedard
Chairman of the Board of Trustees        President
Nations Funds                            Nations Funds
                                         Chief Administrative Officer
                                         Banc of America Capital Management, LLC



March 31, 2004






(1) The Dow Jones Industrial Average, an unmanaged index, measures the performance of 30 common stocks of major industrial companies. It is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(2) The NASDAQ Composite Index, an unmanaged index, measures the price change of all domestic and internationally-based stocks listed on the NASDAQ National Market. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(3) The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

(4) The Conference Board Inc.'s Index of Leading Economic Indicators is a composite index that measures overall economic activity and movements in the business cycle.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

HIGH YIELD PORTFOLIO
HIGH YIELD TEAM COMMENTARY*

--------------------------------------------------------------------------------
PORTFOLIO MANAGEMENT
The Portfolio is managed by the High Yield Team of Banc of America Capital Management, LLC, investment adviser to the Portfolio.

INVESTMENT OBJECTIVE
The Portfolio seeks to maximize total return consistent with investing at least 80% of its assets in a diversified portfolio of high yield debt securities.

PERFORMANCE REVIEW
For the 12-month period ended March 31, 2004, High Yield Portfolio provided shareholders with a total return of 16.53%.
--------------------------------------------------------------------------------

IN THE FOLLOWING INTERVIEW, THE TEAM SHARES ITS VIEWS ON HIGH YIELD PORTFOLIO'S PERFORMANCE FOR THE 12-MONTH PERIOD ENDED MARCH 31, 2004 AND ITS OUTLOOK FOR THE FUTURE.

PLEASE DESCRIBE THE PORTFOLIO'S INVESTMENT STYLE AND PHILOSOPHY.
The Portfolio's investment style and philosophy are based upon our belief that the level of fixed income total returns and consistency of returns we strive for may be achieved through a disciplined risk management process. We focus on managing risk through diversification and emphasize sector allocation and relative value security selection.

The High Yield Portfolio seeks to outperform the Citigroup All BB & B-Rated Index,** a credit quality specific measure of the below investment grade bond market. The index has an average duration of approximately 4.67 years and comprises all publicly issued BB and B rated corporate bonds.

HOW DID THE PORTFOLIO PERFORM DURING THE LAST 12 MONTHS?
For the 12 months ended March 31, 2004, High Yield Portfolio returned 16.53% compared with 19.63% for its benchmark, the Citigroup All BB & B-Rated Index.

The economy continued to gather steam in the fiscal year ended March 31, 2004. In the first three quarters of the year, real gross domestic product (GDP) expanded by 3.1%, 8.2% and 4.1%, respectively. The initial estimate of GDP growth for the first calendar quarter of 2004 was 4.2%. The economy's expansion, coupled with low inflation and continued low interest rates set the stage for healthy investment performance.

An intra-year drop in rates fueled a mortgage refinancing boom that added to consumers' disposable income. The 2003 tax cuts also increased spending power. Consumer confidence was further bolstered by a rising stock market as the S&P 500 Index*** advanced more than 30% over the 12 months. The principal drags on the economy were the sluggishness of job creation and a rising fear of incipient inflation.

For fixed income investors, it was often a bumpy ride. Although medium and long-term interest rates ended the fiscal year at the same level they began it, bond markets experienced considerable volatility.

Since late 2002, high yield markets have been in a non-stop surge. All sectors of the market registered double-digit gains as the strengthening economy reinvigorated corporate earnings growth and, in turn, lowered default rates. Airlines, cable and utilities issues led the rally. With spreads narrowing throughout the year, BB-rated and B-rated bonds generated excess returns of 12.42% and 15.30%, respectively, over comparable-duration treasury issues.

HOW DID YOU MANAGE THE PORTFOLIO IN THIS ENVIRONMENT?+
Despite the volatile markets, we remained faithful to our strategy of focusing on relative value opportunities across the high yield market. As credit spreads tightened and in anticipation of rising rates, we kept the Portfolio more heavily weighted in the higher quality issuers of the below investment grade market. The Portfolio also has a large number of shorter duration issues.

WHAT INVESTMENT DECISIONS CONTRIBUTED TO THE PORTFOLIO'S PERFORMANCE?
Our strategic overweight in cyclical industries benefited the Portfolio. Positions in the basic industries sector and the home building, building products, chemicals, paper and forest products, and metals and mining industries, which benefited from the reviving economy, contributed to the Portfolio's strong results.

WHAT INVESTMENT DECISIONS HINDERED OVERALL PORTFOLIO PERFORMANCE?
Our decisions to maintain a slightly shorter position than the benchmark duration and to underweight the riskier and often distressed segments of the high yield market--such as airlines, cable, telecommunications and utilities--dampened results.

WHAT IS YOUR OUTLOOK FOR THE NEAR TERM AND HOW WILL YOU POSITION THE PORTFOLIO? Our outlook is for interest rates to climb significantly this fiscal year as the economy continues to grow and .investment grade spreads continue to tighten. We intend to maintain our short duration position and our overweight in the higher quality segments of the market. In many cases, we believe the high yield market has run ahead of fundamentals and, as a result, we have increased both the quality of the portfolio and our cash positions.


* The outlook for this Portfolio may differ from that presented for other Nations Funds mutual funds and portfolios.

** The Citigroup All BB & B-Rated Index measures the performance of below investment-grade debt securities rated BB or B by Standard & Poor's Corporation that are issued by corporations domiciled in the United States or Canada. All bonds in the index are publicly places, have a fixed coupon and are non-convertible. The index is unavailable for investment and does not reflect fees, brokerage commissions or other expenses of investing.

*** The S&P 500 Index is an unmanaged index of 500 widely held common stocks. It is not available for investment and does not reflect fees, brokerage commissions or other expenses of investing.

+ Portfolio holdings and characteristics are subject to change and may not be representative of current holdings and characteristics.

Source for all statistical data -- Banc of America Capital Management, LLC.

HIGHER-YIELDING, BELOW INVESTMENT GRADE CORPORATE BONDS (COMMONLY KNOWN AS JUNK BONDS) HAVE A GREATER RISK OF PRINCIPAL AND INCOME LOSS THAN HIGHER-RATED BONDS.

PAST PERFORMANCE IS NO GUARANTEE OF FUTURE RESULTS.

Nations Master Investment Trust
High Yield Portfolio

Portfolio breakdown (as a % of net assets as of 3/31/03)

                                    TOP 10 HOLDINGS

Corporate bonds and notes 78.4%  1. Nextel Communications, Inc., Class A,   3.9%
                                    9.375% 11/15/09
Foreign bonds and notes   11.3%  2. Stone Container Corporation,            3.5%
                                    11.500% 08/15/06
Preferred stocks           2.6%  3. Aquila, Inc.,                           3.3%
                                    7.000% 07/15/04
Mortgage-backed securities 2.2%  4. Georgia-Pacific Corporation,            2.8%
                                    7.375% 07/15/08
Other                      5.5%  5. Methanex Corporation,                   2.7%
                                    7.750% 08/15/05
                                 6. Pacific Gas & Electric Company,         2.4%
                                    10.375% 11/01/05
                                 7. Ryland Group, Inc.,                     2.4%
                                    8.000% 08/15/06
                                 8. West Penn Power Company, MTN, Series A, 2.4%
                                    6.375% 06/01/04
                                 9. Lyondell Chemical Company, Series B,    2.3%
                                    9.875% 05/01/07
                                 10. Qwest Bank Loan Tranche,               2.2%
                                     6.500% 06/30/07

Portfolio holdings were current as of      The top 10 holdings are presented to
March 31, 2004, are subject to change      illustrate examples of the industries
and may not be representative of           and securities in which the Portfolio
current holdings.                          may invest.

Nations Master Investment Trust
High Yield Portfolio

Performance
Growth of $10,000 investment

Assumes reinvestment of distributions        AVERAGE ANNUAL TOTAL RETURN

High Yield Portfolio                         SINCE INCEPTION
Salomon Brothers                 -------     (4/17/01 through
High Yield Market Index          $12,871     3/31/04)                 8.81%
                                 -------
                                 $12,738

 4/15/2001   $10,000   $10,000
 6/30/2001   $10,024    $9,843   The chart to the left shows the growth in value
 9/30/2001    $9,877    $9,440   of a hypothetical $10,000 investment in High
12/31/2001   $10,289   $10,042   Yield Portfolio from the inception of the
 3/31/2002   $10,498   $10,255   Portfolio. The Citigroup BB/B High Yield Index
 6/30/2002   $10,117    $9,479   is a dollar-denominated market index comprised
 9/30/2002   $10,004    $9,228   of various fixed income securities rated either
12/31/2002   $10,476    $9,885   BB or B by the Standard & Poor's Corporation.
 3/31/2003   $11,046   $10,648   All bonds included in the index must be
 6/30/2003   $11,799   $11,566   nonconvertible, have at least one year
 9/30/2003   $11,944   $11,784   remaining to maturity, and have an outstanding
12/31/2003   $12,570   $12,484   par value of at least $100 million. The Index
 3/31/2004   $12,871   $12,738   is unavailable for investment and does not
                                 reflect fees, brokerage commissions or other expenses of investing.

                                 ---------------------------------------
                                    ----------
                                                High Yield Portfolio
                                    ----------

                                    ----------  Citigroup BB/B
                                                High Yield Index
                                 ---------------------------------------



Total return (as of 3/31/04)

--------------------------------------------------------------------------------
Inception date                                               04/17/01
--------------------------------------------------------------------------------
1 year performance                                             16.53%
--------------------------------------------------------------------------------
Average annual total return
Since inception                                                 8.81%

PERFORMANCE PRESENTED HERE REPRESENTS PAST PERFORMANCE, WHICH CANNOT GUARANTEE FUTURE RESULTS. THE INVESTMENT RETURN AND PRINCIPAL VALUE OF AN INVESTMENT WILL FLUCTUATE SO THAT YOUR SHARES, WHEN REDEEMED, MAY BE WORTH MORE OR LESS THAN THEIR ORIGINAL COST. CURRENT PERFORMANCE MAY BE HIGHER OR LOWER THAN THE PERFORMANCE QUOTED HERE. THE PERFORMANCE SHOWN INCLUDES THE EFFECT OF FEE WAIVERS AND/OR EXPENSE REIMBURSEMENTS BY THE INVESTMENT ADVISER AND/OR OTHER SERVICE PROVIDERS, WHICH HAVE THE EFFECT OF INCREASING TOTAL RETURN. HAD ALL FEES AND EXPENSES BEEN CONSIDERED, THE TOTAL RETURNS WOULD HAVE BEEN LOWER. Average annual returns are historical in nature and measure net investment income and capital gain or loss from portfolio investments assuming reinvestment of distributions.

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS                                           MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------

            CORPORATE BONDS AND NOTES - 78.4%
            BROADCASTING AND CABLE - 2.6%
$  3,128    Echostar DBS Corporation,                                  $  3,402
              10.375% 10/01/07
     909    Emmis Communications Corporation, Series B,                     946
              8.125% 03/15/09                                               ---
                                                                          4,348
                                                                          -----
            BUILDING MATERIALS - 5.3%
   3,375    Atrium Companies, Inc.,                                       3,552
              10.500% 05/01/09*
   2,886    Atrium Companies, Inc., Series B,                             3,038
              10.500% 05/01/09
   2,115    Juno Lighting Inc.,                                           2,268
              11.875% 07/01/09                                            -----
                                                                          8,858
                                                                          -----
            CHEMICALS - BASIC - 2.3%
   3,692    Lyondell Chemical Company, Series B,                          3,830
              9.875% 05/01/07                                             -----

            CHEMICALS - SPECIALTY - 4.6%
   1,667    Equistar Chemicals, LP,                                       1,796
              10.625% 05/01/11
   1,289    Nalco Company,                                                1,347
              7.750% 11/15/11*
   1,500    Nalco Company,                                                1,564
              8.875% 11/15/13*
   1,897    Nalco Finance Holdings Inc.,                                  1,129
              (0.000)% due 2/01/14*
              9.000% beginning 2/01/09
   1,700    PolyOne Corporation,                                          1,738
              10.625% 05/15/10                                            -----
                                                                          7,574
                                                                          -----
            COMMERCIAL SERVICES - 2.5%
     198    Allied Waste North America, Inc., Series B,                     206
              7.875% 01/01/09
   2,000    Allied Waste North America, Inc., Series B,                   2,145
              10.000% 08/01/09
   1,706    Browning-Ferris Industries, Inc.,                             1,753
              7.875% 03/15/05                                             -----
                                                                          4,104
                                                                          -----
            COMPUTERS AND OFFICE EQUIPMENT - 0.7%
   1,112    Unisys Corporation,                                           1,144
              7.875% 04/01/08                                             -----

            CONGLOMERATES - 0.3%
     410    True Temper Sports Inc.,                                        418
              8.375% 09/15/11*                                              ---

            CONSTRUCTION - 2.7%
   1,312    Standard Pacific Corporation,                                 1,381
              6.500% 10/01/08
   2,774    Technical Olympic USA, Inc.,                                  3,128
              10.375% 07/01/12                                            -----
                                                                          4,509
                                                                          -----
            CONSUMER SERVICES - 0.5%
     818    Service Corporation International,                              822
              6.750% 04/01/16*                                              ---

                        SEE NOTES TO FINANCIAL STATEMENTS.
                                       5

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------

            DEPARTMENT AND DISCOUNT STORES - 1.5%
$  2,472    JC Penny Company, Inc.,                                    $  2,559
              8.250% 08/15/22                                             -----

            DIVERSIFIED MANUFACTURING - 3.8%
     413    American Achievement Corporation,                               424
              8.250% 04/01/12*
   2,499    Fastentech Inc.,                                              2,799
              11.500% 05/01/11*
   3,000    Samsonite Corporation,                                        3,128
              10.750% 06/15/08                                            -----
                                                                          6,351
                                                                          -----
            ELECTRIC POWER - NON NUCLEAR - 8.4%
     886    Aes Corporation Bank Term Loan,
              (purchased 10/06/03, cost $891),
              5.320% 07/25/08 (a)(b)                                        897
   2,000    Calpine Corporation,                                          1,910
              8.250% 08/15/05
   1,652    Calpine Corporation,                                          1,520
              8.500% 07/15/10*
   1,290    Edison International, Inc.,                                   1,309
              6.875% 09/15/04
   4,000    Pacific Gas and Electric Company,                             4,021
              7.375% 11/01/05*
   3,889    West Penn Power Company, Series A, MTN,                       3,928
              6.375% 06/01/04
     220    Westar Energy, Inc.,                                            228
              8.500% 07/01/22                                               ---
                                                                         13,813
                                                                         ------
            ENERGY - MISCELLANEOUS - 0.6%
     933    MSW Energy Holdings,                                            984
              7.375% 09/01/10                                               ---

            FINANCE - MISCELLANEOUS - 1.7%
   2,719    Midland Funding II,                                           2,875
              11.750% 07/23/05                                            -----

            FOOD PRODUCTS - 0.3%
     415    United Agri Products,                                           435
              8.250% 12/15/11                                               ---

            HEALTH SERVICES - 0.5%
     830    Universal Hospital Services Inc.,                               896
              10.125% 11/01/11                                              ---

            HEAVY MACHINERY - 1.8%
   2,662    Case New Holland Inc.,                                        3,008
              9.250% 08/01/11*                                            -----

            HOUSEHOLD PRODUCTS - 0.5%
     877    Salton, Inc.,                                                   846
              10.750% 12/15/05                                              ---

            HOUSING AND FURNISHING - 8.2%
   1,115    D.R. Horton, Inc.,                                            1,126
              8.375% 06/15/04
   1,927    D.R. Horton, Inc.,                                            2,062
              10.500% 04/01/05
   3,529    Ryland Group, Inc.,                                           3,934
              8.000% 08/15/06
   1,910    Sealy Mattress Company,                                       1,910
              8.250% 06/15/14*

                        SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------

            HOUSING AND FURNISHING - (CONTINUED)
$    891    Standard Pacific Corporation,                              $    887
              6.250% 04/01/14
   3,416    Toll Corporation,                                             3,555
              8.125% 02/01/09                                             -----
                                                                         13,474
                                                                         ------
            LODGING AND RECREATION - 1.8%
   2,827    Horseshoe Gaming Holding Corporation, Series B,               2,961
              8.625% 05/15/09                                             -----

            METALS AND MINING - 6.0%
   1,529    Compass Minerals Group, Inc.,                                 1,735
              10.000% 08/15/11
   1,583    Compass Minerals International, Inc.,                         1,203
              (0.000)% due 6/01/13
              12.000% beginning 6/01/08
   2,904    Earle M. Jorgensen Company,                                   3,267
              9.750% 06/01/12
   3,537    Ryerson Tull, Inc., Class A,                                  3,644
              9.125% 07/15/06                                             -----
                                                                          9,849
                                                                          -----
            NATURAL GAS DISTRIBUTION - 3.6%
   5,397    Aquila, Inc.,                                                 5,411
              7.000% 07/15/04
     620    Aquila, Inc.,                                                   623
              6.875% 10/01/04                                               ---
                                                                          6,034
                                                                          -----
            NATURAL GAS PIPELINES - 3.4%
   2,632    El Paso CGP Company,                                          2,277
              7.750% 06/15/10
   3,000    El Paso CGP Company,                                          2,228
              6.950% 06/01/28
   1,498    El Paso CGP Company,                                          1,138
              7.420% 02/15/37                                             -----
                                                                          5,643
                                                                          -----
            OIL REFINING AND MARKETING - 1.2%
   1,924    Tesoro Petroleum Corporation, Series B,                       2,008
              9.000% 07/01/08                                             -----

            OILFIELD SERVICES - 1.9%
   1,179    Grey Wolf Inc., Series C,                                     1,210
              8.875% 07/01/07
   1,965    Pride International, Inc.,                                    1,999
              9.375% 05/01/07                                             -----
                                                                          3,209
                                                                          -----
            PACKAGING AND CONTAINERS - 1.4%
   2,151    Owens-Brockway Glass Containers, Inc.,                        2,323
              8.875% 02/15/09                                             -----

            PAPER AND FOREST PRODUCTS - 3.3%
   4,253    Georgia-Pacific Corporation,                                  4,647
              7.375% 07/15/08
     891    Scotia Pacific Company LLC, Series B,                           819
              7.110% 01/20/14                                               ---
                                                                          5,466
                                                                          -----
            SEMICONDUCTORS - 0.5%
     768    Fairchild Semiconductor Corporation, Class A,                   848
              10.500% 02/01/09                                              ---

                        SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2004

PRINCIPAL
 AMOUNT                                                                   VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------

            STEEL - 1.7%
$    865    Ispat Inland Ulc,                                          $    900
              9.750% 04/01/14*
   1,851    Oregon Steel Mills Inc.,                                      1,855
              10.000% 07/15/09                                            -----
                                                                          2,755
                                                                          -----
            TELECOMMUNICATIONS SERVICES - 3.8%
   5,871    Nextel Communications, Inc., Class A,                         6,385
              9.375% 11/15/09                                             -----

            TOBACCO - 1.0%
   1,727    North Atlantic Trading Company, Series B,                     1,727
              11.000% 06/15/04                                            -----

            TOTAL CORPORATE BONDS AND NOTES
              (Cost $126,761)                                           130,056
                                                                        -------
            FOREIGN BONDS AND NOTES - 11.3%
            CHEMICALS - SPECIALTY - 2.6%
   4,161    Methanex Corporation,                                         4,390
              7.750% 08/15/05                                             -----

            ELECTRIC POWER - NON NUCLEAR - 1.0%
   1,651    Aes Gener SA,                                                 1,681
              7.500% 03/25/14*                                            -----

            NATURAL GAS PIPELINES - 1.4%
   2,320    Gemstone Investors Ltd.,                                      2,314
              7.710% 10/31/04*                                            -----

            PAPER AND FOREST PRODUCTS - 4.9%
     816    Ainsworth Lumber LTD,                                           820
              6.750% 03/15/14*
   1,239    Norske Skog Canada Ltd,                                       1,276
              7.375% 03/01/14*
     250    Riverside Forest Products Limited,                              259
              7.875% 03/01/14*
   5,649    Stone Container Corporation,                                  5,790
              11.500% 08/15/06*                                           -----
                                                                          8,145
                                                                          -----
            STEEL - 1.4%
   1,734    Russel Metals Inc.,                                           1,838
              10.000% 06/01/09
     411    Russel Metals Inc.,                                             421
              6.375% 03/01/14*                                              ---
                                                                          2,259
                                                                          -----
            TOTAL FOREIGN BONDS AND NOTES
              (Cost $18,685)                                             18,789
                                                                         ------
            MORTGAGE-BACKED SECURITIES - 2.2%
              (Cost $3,516)
            FINANCE - MISCELLANEOUS - 2.2%
   3,545    Qwest Bank Loan Tranche,
              (purchased 06/05/03, cost $3,510),
              6.500% 06/30/07(a)(b)                                       3,676
                                                                          -----

                        SEE NOTES TO FINANCIAL STATEMENTS.

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
SCHEDULE OF INVESTMENTS (CONTINUED)                               MARCH 31, 2004

SHARES                                                                    VALUE
 (000)                                                                    (000)
--------------------------------------------------------------------------------

            PREFERRED STOCKS - 2.6%
            BROADCASTING AND CABLE - 1.1%
      17    Cablevision Systems New York Group, Series H,              $  1,808
                                                                          -----
            CHEMICALS-BASIC - 1.5%
     100    Hercules Trust I                                              2,510
                                                                          -----
            TOTAL PREFERRED STOCKS
              (Cost $4,306)                                               4,318
                                                                          -----
            WARRANTS - 0.0%+
              (Cost $0)
       2    Solutia Inc.,                                                   0++
              Expire 07/15/09=(c)                                           ---

            AFFILIATED INVESTMENT COMPANIES - 7.1%
              (Cost $11,704)
  11,704    Nations Cash Reserves, Capital Class Shares#                 11,704
                                                                         ------
            TOTAL INVESTMENTS
              (Cost $164,972)                               101.6%      168,543
                                                                        -------
            TOTAL OTHER ASSETS AND LIABILITIES (NET)        (1.6)%      (2,608)
                                                                        -------
            NET ASSETS                                      100.0%    $ 165,935
                                                                        =======


= Non-income producing security.
* Security exempt from registration under Rule 144A of the Securities Act of 1933, as amended. These securities may be resold in transactions exempt from registration, normally to qualified institutional buyers.
 + Amount represents less than 0.1%.
++ Amount represents less than $500.
# Money market mutual fund registered under the Investment Company Act of 1940, as amended, and advised by Banc of America Capital Management, LLC.
(a)Loan participation agreement.
(b)Restricted and illiquid security.
(c)Fair valued.

ABBREVIATIONS:
MTN - Medium Term Note




                        SEE NOTES TO FINANCIAL STATEMENTS.
                                       9

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
STATEMENT OF ASSETS AND LIABILITIES                               MARCH 31, 2004

(IN THOUSANDS)
ASSETS:
Investments, at value (cost $164,972)                                $ 168,543
Cash                                                                     2,513
Receivable for investment securities sold                                  254
Receivable from administrator                                                4
Dividends receivable from affiliated funds                                  14
Interest receivable                                                      3,381
                                                                  --------------
  Total assets                                                         174,709
                                                                  --------------

LIABILITIES:
Income distribution payable                                               (905)
Payable for investment securities purchased                             (7,760)
Accrued Trustees' fees and expenses                                        (15)
Accrued expenses and other liabilities                                     (94)
                                                                  --------------
  Total liabilities                                                     (8,774)
                                                                  --------------

NET ASSETS                                                           $ 165,935
                                                                  ==============

NET ASSETS CONSIST OF:
Distributions in excess of net investment income                        (2,906)
Accumulated net realized gain on investments and
  swap contracts sold                                                   10,488
Net unrealized appreciation of investments and swap contracts            3,571
Paid-in capital                                                        154,782
                                                                  --------------
NET ASSETS                                                           $ 165,935
                                                                  ==============


Net asset value per unit of beneficial interest
  ($165,935,443 / 16,807,978 units outstanding)                      $    9.87
                                                                  ==============


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       10

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
STATEMENT OF OPERATIONS
FOR THE YEAR ENDED MARCH 31, 2004


(IN THOUSANDS)
INVESTMENT INCOME:
Interest                                                             $  14,870
Dividends                                                                   73
Dividend income from affiliated funds                                      115
                                                                  --------------
  Total investment income                                               15,058
                                                                  --------------
EXPENSES:
Administration fee                                                         127
Custodian fees                                                              17
Legal and audit fees                                                        37
Trustees' fees and expenses                                                 19
Interest expense                                                             -*
Other                                                                       14
                                                                  --------------
  Total expenses                                                           214

Fees reduced by credits allowed by the custodian (see Note 2)               (5)
                                                                  --------------
  Net expenses                                                             209
                                                                  --------------

NET INVESTMENT INCOME                                                   14,849
                                                                  --------------

NET REALIZED AND UNREALIZED GAIN/(LOSS) ON INVESTMENTS:
Net realized gain/(loss) from:
  Security transactions                                                  4,637
  Futures                                                                6,741
  Swap contracts                                                         2,906
                                                                  --------------
Net realized gain/(loss) on investments                                 14,284
                                                                  --------------

Change in unrealized appreciation/(depreciation) of:
  Security transactions                                                  2,294
  Foreign currency and other net assets                                   (670)
                                                                  --------------
Net change in unrealized appreciation/(depreciation)
  of investments                                                         1,624
                                                                  --------------

Net realized and unrealized gain/(loss) on investments                  15,908
                                                                  --------------

NET INCREASE/(DECREASE) IN NET ASSETS RESULTING FROM OPERATIONS      $  30,757
                                                                  ==============

---------------------------------------------------------------
* Amount represents less than $500.


                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       11

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
STATEMENT OF CHANGES IN NET ASSETS

                                                         YEAR ENDED   YEAR ENDED
                                                           3/31/04      3/31/03
                                                         -----------------------
(IN THOUSANDS)
Net investment income                                    $   14,849   $   7,735
Net realized gain/(loss) on investments                      14,284      (3,761)
Net change in unrealized appreciation/(depreciation)
  of investments                                              1,624       1,470
                                                         ----------   ----------

Net increase/(decrease) in net assets resulting
  from operations                                            30,757       5,444
                                                         ----------   ----------

Distributions to interestholders from net
  investment income                                         (17,755)     (7,735)
                                                         ----------   ----------

Interestholder transactions:
Units of beneficial interest sold (2,386 and
  18,766 units, respectively)                                23,000     171,772
Units of beneficial interest issued as reinvestment
  of dividends (1,930 and 752 units, respectively)           18,401       6,820

Units of beneficial interest redeemed (12,287 and
  2,188 units, respectively)                               (116,501)    (20,000)
                                                         ----------   ----------
Net increase/(decrease) in net assets from
  interestholder transactions                               (75,100)    158,592
                                                         ----------   ----------

Net increase/(decrease) in net assets                       (62,098)    156,301
                                                         ----------   ----------

NET ASSETS:
Beginning of year                                           228,033      71,732
                                                         ----------   ----------
End of year                                              $  165,935   $ 228,033
                                                         ==========   ==========


Undistributed net investment income (distributions in
  excess of net investing income) at end of year         $   (2,906)         --
                                                         ==========   ==========
-----------------------------------------------------

                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       12

NATIONS MASTER INVESTMENT TRUST
HIGH YIELD PORTFOLIO
FINANCIAL HIGHLIGHTS
FOR A UNIT OF BENEFICIAL INTEREST OUTSTANDING THROUGHOUT EACH PERIOD.


                                       YEAR           YEAR          PERIOD
                                       ENDED          ENDED          ENDED
                                      3/31/04        3/31/03        3/31/02*
                                     ---------      ---------      ---------
OPERATING PERFORMANCE:
Net asset value, beginning of period $   9.20       $   9.63       $   10.00
                                     ---------      ---------      ---------
Income from investment operations:
Net investment income #(c)               0.68           0.69            0.77
Net realized and unrealized
  gain/(loss) on investments             0.81          (0.27)          (0.30)
                                     ---------      ---------      ---------
Net increase/(decrease) in net
  assets resulting from investment
  operations                             1.49           0.42            0.47

Dividends from net investment income    (0.82)         (0.85)          (0.84)
                                     ---------      ---------      ---------

Net asset value, end of period       $   9.87       $   9.20       $    9.63
                                     =========      =========      =========

Total return ++                        16.53%          5.22%           4.98%

RATIOS TO AVERAGE NET
  ASSETS/SUPPLEMENTAL DATA:
Net assets, end of period (000)      $165,935       $228,033       $  71,732
Ratio of operating expenses to
  average net assets                    0.10%(a)(b)    0.10%(a)(b)     0.10%+(a)
Ratio of operating expenses to
  average net assets without
  waivers and/or expense
  reimbursements                        0.10%(a)(b)    0.12%(a)(b)     0.17%+(a)
Ratio of net investment income to
  average net assets (c)                7.12%          7.66%           8.21%+
Portfolio turnover rate                  219%           146%            165%

-----------------------------------------
*   Portfolio commenced operations on April 17, 2001.
+   Annualized.
++ Total return represents aggregate total return for the period indicated and assumes reinvestment of all distributions.
# Per share net investment income has been calculated using the monthly average shares method.
(a) The effect of the custodial expense offset ( see Note 2) on the operating expense ratio, with and without waivers and/or expense reimbursements, was less than 0.01%.
(b) The effect of interest expense on the operating expense ratio was less than 0.01%.
(c) See Note 1 (Swaps).





                       SEE NOTES TO FINANCIAL STATEMENTS.
                                       13

NATIONS MASTER INVESTMENT TRUST

NOTES TO FINANCIAL STATEMENTS


Nations Master Investment Trust (the "Trust") is registered under the Investment Company Act of 1940, as amended (the "1940 Act"), as an open-end management investment company. At March 31, 2004, the Trust offered twelve separate portfolios. These financial statements pertain only to the High Yield Portfolio (the "Portfolio"). Financial statements for the other portfolios of the Trust are presented under separate cover.

There are certain risks involved in investing in foreign securities that are in addition to the usual risks inherent in domestic instruments. These risks include those resulting from currency fluctuations, future adverse political and economic developments and possible imposition of currency exchange blockages or other foreign government laws and restrictions. The ability of issuers of debt securities held by the Portfolio to meet their obligations may be affected by economic and political developments in a specific country, industry or region.

The High Yield Portfolio principally invests in high yield securities (sometimes called "junk bonds"), which are generally considered speculative because they present a greater risk of loss, including default, than higher quality debt securities. These securities pay a premium - a high interest rate or yield - because of the increased risk of loss. These securities can also be subject to greater price volatility.

1.  SIGNIFICANT ACCOUNTING POLICIES

The preparation of financial statements in accordance with accounting principles generally accepted in the United States of America requires management to make certain estimates and assumptions that affect the reported amounts and disclosures in the financial statements. Actual results could differ from those estimates. The following is a summary of significant accounting policies followed by the Portfolio in the preparation of its financial statements.

Securities valuation: Securities, including options and futures contracts, traded on a recognized exchange are generally valued at the last sale price on the exchange or market on which such securities are primarily traded. Securities traded on NASDAQ are generally valued at the NASDAQ official closing price. Securities which are primarily traded on foreign securities exchanges are valued at the last available sale price on their respective exchanges where primarily traded, or at the mean between the closing bid and ask prices if no sales are recorded. Certain securities may be valued using prices provided by a pricing service or based upon broker-dealer quotations. Certain prices provided by broker-dealers or the pricing service may be based on a matrix pricing system, which considers such factors as security prices, yields and maturities on comparable securities. Certain securities may be valued based upon quotes provided by one or more principal market makers. Restricted securities, securities for which market quotations are not readily available, and certain other assets may be fair valued under procedures adopted by the Board of Trustees. Short-term investments that mature in 60 days or less are valued at amortized cost, which approximates current market value. Investments in other Nations Funds are valued at their net asset value as determined by the applicable Nations Funds' prospectus.

Futures contracts: The Portfolio may invest in futures contracts for the purposes of hedging against changes in values of the Portfolio's securities or changes in the prevailing levels of interest rates or currency exchange rates or to enhance the Portfolio's return. Upon entering into a futures contract, the Portfolio is required to deposit with the broker an amount of cash or liquid securities equal to a specified percentage of the contract amount. This is known as the "initial margin." Subsequent payments ("variation margin") are made or received by the Portfolio each day, depending on the daily fluctuation of the value of the contract. At March 31, 2004, the Portfolio had no open futures contracts.

During the period the futures contract is open, changes in the value of the contract are recognized as an unrealized gain or loss by "marking-to-market" on a daily basis to reflect the market value of the contract. When the contract is closed, the Portfolio records a realized gain or loss equal to the difference between the value of the contract on the closing date and the value of the contract when originally entered into.

NATIONS MASTER INVESTMENT TRUST

Risks of investments in futures contracts include the possible adverse movement of the securities or indices underlying the contracts, the possibility that there may not be a liquid secondary market for the contracts, that a change in the value of the contract may not correlate with a change in the value of the underlying securities, or that the counterparty to a contract may default on its obligation to perform.

Options: The Portfolio may purchase and write call and put options on securities, futures and swaps contracts ("swaptions"). The Portfolio may use such options on futures contracts in connection with its hedging strategies and in lieu of purchasing and writing options directly on the underlying securities or stock indices or purchasing and selling the underlying futures, and to seek to enhance return.

The Portfolio may write covered call options and covered put options on securities in which it is permitted to invest from time to time in seeking to attain the Portfolio's objective. Call options written by the Portfolio gives the holder the right to buy the underlying securities from the Portfolio at a stated exercise price; put options give the holder the right to sell the underlying security to the Portfolio at a stated price. In the case of put options, the Portfolio is required to maintain in a separate account liquid assets with a value equal to or greater than the exercise price of the underlying securities. The Portfolio may also write combinations of covered puts and calls on the same underlying security. When the Portfolio writes an option, it receives a premium and an amount equal to that premium is recorded as a liability. The asset or liability is adjusted daily to reflect the current market value of the option.

The Portfolio typically receives a premium from writing a put or call option, which would increase the Portfolio's return in the event the option expires unexercised or is closed out at a profit. The amount of the premium would reflect, among other things, the relationship of the market price of the underlying security to the exercise price of the option, the term of the option and the volatility of the market price of the underlying security. By writing a call option, the Portfolio limits its opportunity to profit from any increase in the market value of the underlying security above the exercise price of the option. By writing a put option, the Portfolio assumes the risk that it may be required to purchase the underlying security for an exercise price higher than its then current market value, resulting in potential capital loss if the purchase price exceeds the market value plus the amount of the premium received, unless the security subsequently appreciates in value.

The Portfolio may terminate an option that it has written prior to its expiration by entering into a closing purchase transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit or loss from such transaction in which it purchases an option having the same terms as the option written. The Portfolio will realize a profit or loss from such transaction if the cost of such transaction is less or more than the premium received from the writing of the option. In the case of a put option, any loss so incurred may be partially or entirely offset by the premium received. Because increases in the market price of a call option will generally reflect increases in the market price of the underlying security, any loss resulting from the repurchase of a call option is likely to be offset in whole or in part by unrealized appreciation of the underlying security owned by the Portfolio.

Forward foreign currency transactions: Generally, the Portfolio may enter into forward currency exchange contracts only under two circumstances: (i) when the Portfolio enters into a contract for the purchase or sale of a security denominated in a foreign currency to "lock in" the U.S. exchange rate of the transaction, with such period being a short-dated contract covering the period between transaction date and settlement date; or (ii) when the investment adviser believes that the currency of a particular foreign country may experience a substantial movement against the U.S. dollar. Forward foreign currency contracts are valued at the forward rate and are marked-to-market daily. The change in market value is recorded by the Portfolio as an unrealized gain or loss. When the contract is closed or offset with the same counterparty, the Portfolio records a realized gain or loss equal to the difference between the value of the contract at the time it was opened and the value at the time it was closed or offset. At March 31, 2004, the Portfolio had no open forward foreign currency contracts.

NATIONS MASTER INVESTMENT TRUST

Forward foreign currency contracts will be used primarily to protect the Portfolio from adverse currency movements and will generally not be entered into for terms greater than one year. The use of forward foreign currency contracts does not eliminate fluctuations in the underlying prices of the Portfolio's investment securities; however, it does establish a rate of exchange that can be achieved in the future. The use of forward foreign currency contracts involves the risk that anticipated currency movements will not be accurately predicted. A forward foreign currency contract would limit the risk of loss due to a decline in the value of a particular currency; however, it also would limit any potential gain that might result should the value of the currency increase instead of decrease. These contracts may involve market risk in excess of the unrealized gain or loss reflected in the Statement of assets and liabilities. In addition, the Portfolio could be exposed to risks if counterparties to the contracts are unable to meet the terms of their contracts. The counterparty risk exposure is, therefore, closely monitored and contracts are only executed with high credit quality financial institutions.

Swaps: The Portfolio may engage in swap transactions such as interest rate, total return, index or currency swaps, consistent with its investment objective and policies to obtain a desired return at a lower cost than if the Portfolio had invested directly in the asset that yielded the desired return. Swaps involve the exchange by the Portfolio with another party of their respective commitments to pay or receive interest or total return throughout the lives of the agreements. The interest to be paid or received on interest rate swaps is included in realized gain /(loss) on investments. Unrealized gains are reported as an asset and unrealized losses are reported as a liability on the Statement assets and liabilities. A realized gain or loss is recorded upon termination of swap agreements and is equal to the difference between the Portfolio's basis in the swap and the proceeds from (or cost of ) the closing transaction. Swap agreements are stated at fair value. Notional principal amounts are used to express the extent of involvement in these transactions, but the amounts potentially subject to credit risk are much smaller.

If there is a default by the counterparty to a swap contract, the Portfolio will be limited to contractual remedies pursuant to the agreements related to the transaction. There is no assurance that the swap contract counterparties will be able to meet their obligations pursuant to the swap contracts or that, in the event of default, the Portfolio will succeed in pursuing contractual remedies. The Portfolio thus assumes the risk that it may be delayed in or prevented from obtaining payments owed to it pursuant to the swap contracts. The creditworthiness of the swap contract counterparties is closely monitored in order to minimize this risk.

As a result of a recent FASB Emerging Issues Task Force consensus and subsequent related SEC staff guidance, the High Yield Portfolio has reclassified periodic payments made under interest rate swap agreements, previously included within interest income, as a component of realized gain/(loss) in the Statement of operations. For consistency, similar reclassifications have been made to amounts appearing in the previous year's Statement of changes in net assets and the per share amounts in prior year financial highlights. Prior year net investment income ratios in the financial highlights have also been modified accordingly. This reclassification decreased net investment income and increased net realized gains by $2,905,826, $1,537,345 and $521,462 for the years ended March 31, 2004,
March 31, 2003 and March 31, 2002, respectively, but had no effect on the Fund's net asset value, either in total or per share, or its total increase/(decrease) in net assets from operations during any period. Financial highlight reclassifications appear as follows:

                                  Net investment     Net investment    Net investment   Net investment
                                 income per share   income per share    income ratio     income ratio
                                    (Previous)          (Revised)        (Previous)       (Revised)
                                 ---------------------------------------------------------------------
Year ended 3/31/04                    $0.82              $0.68              8.52%            7.12%
Year ended 3/31/03                     0.85               0.69              9.56             7.66
Year ended 3/31/02                     0.84               0.77              8.99             8.21

NATIONS MASTER INVESTMENT TRUST

The use of derivative instruments involves, to varying degrees, elements of market risk in excess of the amount recognized in the Statement of assets and liabilities.

Repurchase agreements: The Portfolio may engage in repurchase agreement transactions. Under the terms of a typical repurchase agreement, the Portfolio takes possession of an underlying debt obligation subject to an obligation of the seller to repurchase, and the obligation of the Portfolio to resell, the underlying debt obligation at an agreed-upon price and date, thereby determining the yield during the Portfolio's holding period. This arrangement results in a fixed rate of return that is not subject to market fluctuations during the Portfolio's holding period. The value of the collateral must be at least equal at all times to the total amount of the repurchase obligation, including interest. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral securities, including the risk of a possible decline in the value of the underlying securities during the period the Portfolio seeks to assert its right. The Portfolio's investment adviser and sub-adviser, under the oversight of the Board of Trustees, monitor the value of collateral received as well as the creditworthiness of those banks and dealers with which the Portfolio enters into repurchase agreements to evaluate potential risks.

When-issued/delayed delivery securities: Securities purchased or sold on a when-issued or delayed-delivery basis may be settled a month or more after trade date; interest income is not accrued until settlement date. At the time the Portfolio enters into such transactions, it is required to have segregated assets with a current value at least equal to the amount of its when-issued or delayed-delivery purchase commitments. Credit risks exist on these commitments to the extent of any unrealized gains on the underlying securities purchased and any unrealized losses on the underlying securities sold. Market risk exists on these commitments to the same extent as if the securities were owned on a settled basis and gains and losses are recorded and reported in the same manner.

Loan Participations and Commitments: The Portfolio may invest in Loan Participations. When the Portfolio purchases a Loan Participation, the Portfolio typically enters into a contractual relationship with the lender or third party selling such Participations ("Selling Participant"), but not the Borrower. As a result, the Portfolio assumes the credit risk of the Borrower, the Selling Participant and any other persons interpositioned between the Portfolio and the Borrower ("Intermediate Participants"). The Portfolio may not directly benefit from the collateral supporting the Senior Loan in which it has purchased the Loan Participation.

Restricted securities: A restricted security is a security which has been purchased through a private offering and cannot be resold to the general public without prior registration under the Securities Act of 1933. The Portfolios does not have the right to demand that such securities be registered. Disposal of these securities may involve time-consuming negotiations and expenses, and prompt sale at an acceptable price may be difficult.

Securities transactions and investment income: Securities transactions are recorded on trade date. Realized gains and losses are computed based on the specific identification of securities sold. Interest income, adjusted for accretion of discounts and amortization of premiums, is earned from settlement date and recorded on an accrual basis. Dividend income (including dividend income from affiliated funds) is recorded on ex-dividend date.

Federal income taxes: The Portfolio is treated as a partnership for federal income tax purposes and therefore is not subject to federal income tax. Each investor in the Portfolio will be subject to taxation on its allocated share of the Portfolio's ordinary income and capital gains.

Expenses: General expenses of the Trust are allocated to the Portfolio based upon their relative net assets or other expense allocation methodologies determined by the nature of the expense. Expenses directly attributable to the Portfolio are charged to such Portfolio.

NATIONS MASTER INVESTMENT TRUST

2. INVESTMENT ADVISORY FEE, SUB-ADVISORY FEE, ADMINISTRATION FEE AND RELATED PARTY TRANSACTIONS

The Trust has entered into an investment advisory agreement (the "Investment Advisory Agreement") with Banc of America Capital Management, LLC ("BACAP"), a wholly-owned subsidiary of Bank of America, N.A. ("Bank of America"), which in turn is a wholly-owned banking subsidiary of Bank of America Corporation, a bank holding company organized as a Delaware corporation, pursuant to which BACAP provides investment advisory services to the Portfolio. BACAP did not receive an annual fee for its investment advisory services to the Portfolio.

BACAP Distributors, LLC ("BACAP Distributors"), a wholly-owned subsidiary of Bank of America, serves as sole administrator of the Trust. BACAP Distributors coordinates the payment of other service providers by the Portfolio. BACAP Distributors has agreed to limit total annual operating expenses to 0.10% of the Portfolio's average daily net assets. The Bank of New York ("BNY") serves as sub-administrator of the Trust pursuant to agreements with BACAP Distributors. For the year ended March 31, 2004, BACAP Distributors received no compensation for its services as administrator to the Portfolio.

BACAP and/or BACAP Distributors are entitled to recover from the Portfolio any fees waived or expenses reimbursed by BACAP and/or BACAP Distributors during the three year period following such waiver or reimbursement, to the extent that such recovery would not cause the Portfolio to exceed the expense limitations in effect at the time of recovery. There is no guarantee that these expense limitations will continue.

At March 31, 2004, the amounts potentially recoverable from the Portfolio by BACAP and/or BACAP Distributors pursuant to this arrangement are as follows:

 POTENTIAL AMOUNT     POTENTIAL AMOUNT     POTENTIAL AMOUNT    AMOUNT RECOVERED
TO RECOVER WITHIN    TO RECOVER WITHIN    TO RECOVER WITHIN     DURING PERIOD
     3 YEARS              3 YEARS              3 YEARS              ENDED
  AS OF 3/31/04        AS OF 3/31/03        AS OF 3/31/02          3/31/04
  -------------        -------------        -------------          -------
     $12,902              $17,715              $21,173             $14,824

BNY serves as the custodian of the Portfolio's assets. For the year ended March 31, 2004, expenses of the Portfolio were reduced by $5,151 under expense offset arrangements with BNY. The Portfolio could have invested a portion of the assets utilized in connection with the expense offset arrangements in an income producing asset if they had not entered into such arrangements.

The Portfolio has made daily investments of cash balances in Nations Cash Reserves, a portfolio of Nations Funds Trust, pursuant to an exemptive order received from the Securities and Exchange Commission. The income earned by the Portfolio from such investments is included in its Statement of operations as "Dividend income from affiliated funds". BACAP and BACAP Distributors earn advisory and administration fees on the investments made in the Nations Cash Reserves in addition to the advisory and administration fees earned by BACAP and BACAP Distributors from the Portfolio. For the year ended March 31, 2004, BACAP and BACAP Distributors earned the following fees related to investments in affiliated funds:

                            ADVISORY FEES               ADMINISTRATION FEES
                          (EARNED BY BACAP)       (EARNED BY BACAP DISTRIBUTORS)
                                (000)                          (000)
                                -----                          -----
                                 $14                            $8


3.  PURCHASES AND SALES OF SECURITIES

The aggregate cost of purchases and proceeds from sales of securities, excluding long-term U.S. government securities and short-term investments, for the year ended March 31, 2004 were $350,032,446 and $378,243,787, respectively.

NATIONS MASTER INVESTMENT TRUST

4. SWAP CONTRACTS

At March 31, 2004, High Yield Portfolio had swap contracts outstanding:

                            NOTIONAL   PAYMENTS        PAYMENTS      UNREALIZED
                             AMOUNT     MADE BY       RECEIVED BY   APPRECIATION
       DESCRIPTION           (000)   THE PORTFOLIO   THE PORTFOLIO      (000)
--------------------------- -------- -------------  --------------- ------------

Contract with Bear Stearns,
  effective March 22, 2004,                         Lehman Brothers
  expiring September 30,             1-month LIBOR  U.S. High Yield
  2004(a)                   $ 47,767    +0.40%          Index           $ -

(a) Fair value.


5.  SHARES OF BENEFICIAL INTEREST

As of March 31, 2004, an unlimited number of beneficial interests without par value were authorized for the Trust. The Trust's Declaration of Trust authorizes the Board of Trustees to designate such beneficial interests into one or more series. The beneficial interests are being offered and sold only to "accredited investors" within the meaning of Regulation D under the Securities Act of 1933. From time to time the Portfolio may have a concentration of beneficial interestholders which may include only affiliates of the investment adviser. Investment actions of interestholders may have a material impact on the Portfolio. At March 31, 2004, the Portfolio had three interestholders, two of which owned 56.6% and 41.0%, respectively, of the Portfolio's outstanding units.

6.  LINE OF CREDIT

The Trust participates with other Nations Funds in a $1 billion uncommitted line of credit provided by BNY under a line of credit agreement (the "Agreement"). The Agreement is renewable on an annual basis. Advances under the Agreement are taken primarily for temporary or emergency purposes, including the meeting of redemption requests that otherwise might require the untimely disposition of securities. Interest on borrowings is payable at a specified Federal Funds rate plus 0.50% on an annualized basis. The Portfolio maintains a ratio of net assets (not including amounts borrowed pursuant to the Agreement) to the aggregate amount of indebtedness pursuant to the Agreement of no less than 4 to 1.

The Portfolio had no borrowings outstanding at March 31, 2004. During the year ended March 31, 2004, borrowings by the Portfolio under the Agreement were as follows:

                                     AVERAGE
                                     AMOUNT              AVERAGE
                                  OUTSTANDING *          INTEREST
                                      (000)                RATE
                                      -----                ----
                                       $18                1.60%

------------------
* The average amount outstanding was calculated based on daily balances in the period.

NATIONS MASTER INVESTMENT TRUST

7.  SECURITIES LENDING

Under an agreement with BNY, the Portfolio can lend its securities to approved brokers, dealers and other financial institutions. Loans are collateralized by cash, in an amount at least equal to the market value of the securities loaned plus accrued income from investment of the collateral. The cash collateral received is invested in Nations Cash Reserves. A portion of the income generated by the investment of the collateral, net of any rebates paid by BNY to borrowers, is remitted to BNY as lending agent, and the remainder is paid to the Portfolio. Generally, in the event of counterparty default, the Portfolio has the right to use the collateral to offset losses incurred. There would be a potential loss to the Portfolio in the event the Portfolio is delayed or prevented from exercising its right to dispose of the collateral. The Portfolio bears the risk of loss with respect to the investment of collateral. The income earned by the Portfolio from securities lending is included in its Statement of operations. At March 31, 2004, the Portfolio had no securities on loan.

8.  CONTINGENCIES AND OTHER EVENTS

On September 3, 2003, the Office of the Attorney General for the State of New York ("NYAG") simultaneously filed and settled a complaint against Canary Capital Partners, LLC, et al. (collectively, "Canary"). The complaint alleged, among other things, that Canary engaged in improper trading in various mutual funds, including other funds in the Nations Funds family. Specifically, the NYAG alleged that Canary engaged in activities that it characterized as "market timing" and "late trading." The NYAG later announced a criminal action, and the SEC announced a civil action, against a former employee of Banc of America Securities, LLC, a selling agent affiliated with the Funds' distributor and adviser. In connection with these events, various lawsuits have been filed, some of which name the Funds, among others, as defendants (see Civil Litigation below).

The independent Trustees of the Funds have engaged independent legal counsel and, through them, accountants to determine the extent of any "late trading" or improper "market timing" activity in any of the Funds and to determine the extent of any losses suffered by the Funds from such activity and/or the amount of any disgorgement that should be made. On September 8, 2003, Bank of America Corporation and the Boards of Trustees of the Funds (the "Boards") jointly announced that: (i) to the extent that the independent counsel and accountants determine that the Funds were adversely affected by any late trading or any discretionary market timing agreement, BACAP would make appropriate restitution; and (ii) BACAP and BACAP Distributors would promptly return to the Funds that were the subject of a market timing agreement all advisory and administration fees they received as a result of such an agreement, irrespective as to whether or not there is an independent determination of any negative impact to any Fund shareholders. In addition, Bank of America Corporation has also agreed to make appropriate reimbursement of costs incurred by the Funds in connection with this matter.

Settlements in Principle with Regulators

On March 15, 2004, Bank of America Corporation and FleetBoston Financial Corporation ("Fleet') entered into agreements in principle (each an "Agreement" and together, the "Agreements") with the NYAG and the SEC over matters related to improper late trading and market timing of mutual funds. As noted below, on April 1, 2004, Bank of America Corporation acquired Fleet.

Under the Agreements, Bank of America Corporation has agreed to pay $250 million in total disgorgement and restitution and a penalty of $125 million. In addition, the Agreement with the NYAG requires an aggregate reduction in mutual fund fees of $32 million per year for five years across selected non-money market funds in the Nations Funds and Fleet mutual fund complexes. The final amount payable as restitution and whether such restitution will be effectuated through a Fund or directly to shareholders, has not yet been determined.

NATIONS MASTER INVESTMENT TRUST

When finalized, the Agreements will conclude the investigation by the NYAG and the SEC of Bank of America Corporation and its affiliates relating to late trading and market timing activities, provided that the NYAG and the SEC have reserved the right to continue their respective investigations of and actions against individuals.

Management believes that the Agreements, and their finalization, will not have a material adverse effect, on any Fund's financial positions or results of operations. However, a review by the accountants engaged to investigate these matters for the Boards remains ongoing. Accordingly, an estimate of the financial impact on any Fund cannot currently be made.

Bank of America Corporation Acquisition of Fleet

On April 1, 2004, Bank of America Corporation acquired Fleet. As a result of this acquisition, Columbia Management Advisors, Inc. ("CMA") and Columbia Funds Distributor, Inc. ("CFDI") are now indirect wholly-owned subsidiaries of Bank of America Corporation. The SEC and NYAG filed proceedings against both CMA and CFDI on February 24, 2004 alleging that they had violated certain provisions of the federal securities laws in connection with trading activity in mutual funds shares and violated certain New York anti-fraud statutes. In order to settle these matters, as noted above, Fleet entered into the March 15, 2004 Agreements with the NYAG and the SEC, including committing to substantial payments and other terms similar to those discussed above with respect to Bank of America Corporation.

If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, or if any final settlement includes an injunction against CMA or CFDI prohibiting them from engaging in certain conduct, CMA, CFDI or any company that is an affiliated person of CMA and CFDI could be barred from serving as an investment adviser or distributor for any investment company registered under the Investment Company Act of 1940. As a result of the Fleet acquisition, BACAP and BACAP Distributors are now affiliated persons of CMA and CFDI and, therefore, under these circumstances, could be barred from serving as an investment adviser or distributor for any registered investment company, including the Funds. If either CMA or CFDI is ultimately unsuccessful in its defense of, or efforts to procure a final settlement of, the February 24, 2004 proceedings, it is expected that BACAP and BACAP Distributors would seek exemptive relief from the SEC to permit them to continue serving as the investment adviser and distributor of the Funds.

Civil Litigation

In connection with the events described in detail above, various parties have filed suit against certain Funds, their Boards and/or Bank of America Corporation (and affiliated entities). More than 200 cases have been consolidated in a multi-district proceeding and transferred to the Federal District Court in Maryland.

These suits and certain regulatory investigations are ongoing. Accordingly, an estimate of the financial impact of this litigation on any Fund, if any, cannot currently be made.

             REPORT OF INDEPENDENT REGISTERED PUBLIC ACCOUNTING FIRM

TO THE INTERESTHOLDERS AND TRUSTEES OF NATIONS MASTER INVESTMENT TRUST

In our opinion, the accompanying statement of assets and liabilities, including the schedule of investments, and the related statements of operations and of changes in net assets and the financial highlights present fairly, in all material respects, the financial position of High Yield Portfolio (constituting part of Nations Master Investment Trust, hereafter referred to as the "Portfolio") at March 31, 2004, and the results of its operations, the changes in its net assets and the financial highlights for each of the periods indicated, in conformity with accounting principles generally accepted in the United States of America. These financial statements and financial highlights (hereafter referred to as "financial statements") are the responsibility of the Portfolio's management; our responsibility is to express an opinion on these financial statements based on our audits. We conducted our audits of these financial statements in accordance with the standards of the Public Company Accounting Oversight Board (United States of America), which require that we plan and perform the audit to obtain reasonable assurance about whether the financial statements are free of material misstatement. An audit includes examining, on a test basis, evidence supporting the amounts and disclosures in the financial statements, assessing the accounting principles used and significant estimates made by management, and evaluating the overall financial statement presentation. We believe that our audits, which included confirmation of securities at March 31, 2004 by correspondence with the custodian and brokers, provide a reasonable basis for our opinion.


PricewaterhouseCoopers LLP
New York, New York
May 26, 2004

NATIONS FUNDS

FUND GOVERNANCE                                                      (UNAUDITED)

The Board of Trustees (the "Board") of Nations Funds Trust (the "Trust") oversees the Trust's series ("Funds") to ensure that they are managed and operated in the interests of shareholders. A majority of the trustees ("Trustees") are "independent", meaning that they have no affiliation with Bank of America, N.A., its affiliates, or the Funds, apart from the personal investments that most Trustees have made in certain of the portfolios as private individuals. The Trustees bring distinguished backgrounds in government, business, academia and public service to their task of working with Trust officers ("Officers") to establish the policies and oversee the activities of the Funds. Although all Trustees are charged with the fiduciary duty of protecting shareholders interests when supervising and overseeing the management and operations of the Trust, the independent Trustees have particular responsibilities for assuring that the Trust's Funds are managed in the best interests of shareholders. The following table provides basic information about the Trustees and certain Officers of the Trust. The mailing address of each Trustee is c/o Nations Funds, 101 South Tryon Street, 33rd Floor, Charlotte, North Carolina 28255.

                           TERM OF                                            NUMBER
                           OFFICE AND                                         OF FUNDS
NAME AND AGE               LENGTH OF                                          IN FUND
POSITION HELD WITH THE     TIME        PRINCIPAL OCCUPATION(S) DURING         COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUST                      SERVED      THE PAST FIVE YEARS                    OVERSEEN   TRUSTEE


                                                INDEPENDENT TRUSTEES

William P. Carmichael      Indefinite  Retired; Senior Managing Director --   80         Director - Cobra Electronics
Age:  60                   term;       The Succession Fund (a company                    Corporation (electronic
Trustee and Chairman of    Trustee     formed to advise and buy family                   equipment manufacturer),
the Board                  since 1999  owned companies) from 1998 through                Rayovac Corp. (batteries) and
                                       April 2001                                        The Finish Line (apparel);
                                                                                         and Chairman of the Board and
                                                                                         Board Member, Nations Funds
                                                                                         complex (4 other registered
                                                                                         investment companies)

William H. Grigg           Indefinite  Retired; Chairman Emeritus since       80         Director -The Shaw Group,
Age:  71                   term;       July 1997, Chairman and Chief                     Inc., Kuhlman Electric Corp.
Trustee                    Trustee     Executive Officer through July 1997               (transformer manufacturer)
                           since 1999  - Duke Power Co.                                  and Faison Enterprises (real
                                                                                         estate development); Director
                                                                                         and Vice Chairman, Aegis
                                                                                         Insurance Services, Ltd. (a
                                                                                         mutual fund insurance company
                                                                                         in Bermuda); and Board
                                                                                         Member, Nations Funds complex
                                                                                         (4 other registered
                                                                                         investment companies)

Thomas F. Keller           Indefinite  R.J. Reynolds Industries Professor     80         Director - Wendy's
Age:  72                   term;       of Business Administration - Fuqua                International, Inc.
Trustee                    Trustee     School of Business, Duke University,              (restaurant operating and
                           since 1999  since July 1974; Dean - Fuqua School              franchising), Dimon, Inc.
                                       of Business Europe, Duke University,              (tobacco) and Biogen, Inc.
                                       July 1999 through June 2001                       (pharmaceutical
                                                                                         biotechnology); and Board
                                                                                         Member, Nations Funds complex
                                                                                         (4 other  registered
                                                                                         investment companies)

                           TERM OF                                            NUMBER
                           OFFICE AND                                         OF FUNDS
NAME AND AGE               LENGTH OF                                          IN FUND
POSITION HELD WITH THE     TIME        PRINCIPAL OCCUPATION(S) DURING         COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUST                      SERVED      THE PAST FIVE YEARS                    OVERSEEN   TRUSTEE


Carl E. Mundy, Jr.         Indefinite  President and Chief Executive          78         Chairman and Trustee -- Board
Age:  68                   term;       Officer - Worldwide USO from May                  of Trustees, Marine Corps
Trustee                    Trustee     1996 to May 2000; Commandant -                    University Foundation;
                           since 1999  United States Marine Corps from July              Director - Schering-Plough
                                       1991 to July 1995; Member - Board of              (pharmaceuticals and health
                                       Advisors to the Comptroller General               care products) and General
                                       of the United States                              Dynamics Corporation (defense
                                                                                         systems); and Trustee,
                                                                                         Nations Funds complex (2
                                                                                         other registered investment
                                                                                         companies)

Dr. Cornelius J. Pings     Indefinite  Retired; President - Association of    78         Director -- Farmers Group,
Age:  75                   term;       American Universities from Feb. 1993              Inc. (insurance company) and
Trustee                    Trustee     through June 1998                                 Edelbrock Corp. (automotive
                           since 1999                                                    products); and Trustee,
                                                                                         Nations Funds complex (2
                                                                                         other registered investment
                                                                                         companies)

Minor M. Shaw              Indefinite  President - Micco Corporation and      78         Chairman - Wofford College
Age:  56                   term;       Mickel Investment Group                           Board of Trustees; Chairman
Trustee                    Trustee                                                       and Trustee - The
                           since 2003                                                    Daniel-Mickel Foundation of
                                                                                         South Carolina; Vice-Chairman
                                                                                         and Trustee -
                                                                                         Greenville-Spartanburg
                                                                                         Airport Commission and Duke
                                                                                         Endowment; Trustee - The
                                                                                         Hollingsworth Funds, The
                                                                                         Belle Baruch Foundation and
                                                                                         the South Carolina Foundation
                                                                                         for Independent Colleges;
                                                                                         Chair-Elect - Urban League of
                                                                                         the Upstate; Board Member -
                                                                                         United Way of Greenville
                                                                                         County; Vice-Chair -
                                                                                         Greenville Chamber of
                                                                                         Commerce; Board Member -
                                                                                         United Way of South Carolina;
                                                                                         and Trustee, Nations Funds
                                                                                         complex (2 other registered
                                                                                         investment companies)

Charles B. Walker          Indefinite  Retired; Vice Chairman and Chief       78         Director - Ethyl Corporation
Age:  65                   term;       Financial Officer - Albemarle                     (chemical manufacturing); and
Trustee                    Trustee     Corporation (chemical manufacturing)              Trustee, Nations Funds
                           since 1999  through February 2003                             complex (2 other registered
                                                                                         investment companies)


                                             NON-INDEPENDENT TRUSTEES

Edmund L. Benson, III      Indefinite  President and Treasurer, Saunders &    78         Director - Saunders & Benson,
Age:  67                   term;       Benson, Inc. (insurance)                          Inc. (insurance); Insurance
Trustee                    Trustee                                                       Managers Inc. (insurance);
                           since 1999                                                    and Trustee - Nations Funds
                                                                                         complex (2 other registered
                                                                                         investment companies)


James B. Sommers           Indefinite  Retired                                78         Chairman Emeritus - Central
Age:  65                   term;                                                         Piedmont Community College
Trustee                    Trustee                                                       Foundation; Board of
                           since 1999                                                    Commissioners, Charlotte/
                                                                                         Mecklenberg Hospital
                                                                                         Authority and Carolina Pad &
                                                                                         Paper Company;  Trustee -
                                                                                         Mint Museum of Art; and
                                                                                         Trustee, Nations Funds
                                                                                         complex (2 other registered
                                                                                         investment companies)

                           TERM OF                                            NUMBER
                           OFFICE AND                                         OF FUNDS
NAME AND AGE               LENGTH OF                                          IN FUND
POSITION HELD WITH THE     TIME        PRINCIPAL OCCUPATION(S) DURING         COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUST                      SERVED      THE PAST FIVE YEARS                    OVERSEEN   TRUSTEE


Thomas S. Word, Jr.        Indefinite  Partner - McGuire, Woods, Battle &     78         Director - Vaughan-Bassett
Age:  65                   term;       Boothe LLP (law firm)                             Furniture Company, Inc.
Trustee                    Trustee                                                       (furniture) and Bassett
                           since 1999                                                    Mirror Company (glass
                                                                                         furniture); and Trustee,
                                                                                         Nations Funds complex (2
                                                                                         other registered investment
                                                                                         companies)


                                               PRINCIPAL OFFICERS

Edward D. Bedard*          Indefinite  Interim President and Chief            n/a        n/a
Age:  46                   term;       Executive Officer of the Trust,
Interim Chief Executive    Chief       Nations Master Investment Trust
Officer and Interim        Financial   ("NMIT") and Nations Separate
President                  Officer     Account Trust ("NSAT") since Sept.
                           since 2003  2003; Interim  President and Chief
                                       Executive Officer of Nations
                                       Government Income Term Trust 2003,
                                       Inc. ("N2003"), Nations Government
                                       Income Term Trust 2004, Inc.
                                       ("N2004"), Nations Balanced Target
                                       Maturity Fund ("BTM") and Hatteras
                                       Income Securities, Inc. ("Hatteras")
                                       since Sept. 2003.  Chief Financial
                                       Officer of the Trust, NMIT and NSAT
                                       from Oct.  2002 through Oct. 2003;
                                       Chief Financial Officer of N2003,
                                       N2004, BTM and Hatteras from 1997
                                       through Oct. 2003.  Various to
                                       Senior Vice President, Managing
                                       Director, Chief Administrative
                                       Officer, Treasurer and Manager,
                                       BACAP since 2000; Director, Senior
                                       Vice President, and Treasurer of NB
                                       Partner Corp. since 2000; Various to
                                       Senior Vice President, Chief
                                       Financial Officer and Manager of
                                       BACAP Distributors, LLC since 1996;
                                       Various to Chief Operating Officer
                                       and Senior Vice President of BACAP
                                       Advisory Partners, LLC since 2002;
                                       Senior Vice President and Treasurer
                                       of Marsico Management Holdings,
                                       L.L.C. since 2001; and Senior Vice
                                       President, Bank of America, N.A.
                                       since 1996.  Mr. Bedard also serves
                                       as a Senior Officer for other Bank
                                       of America-affiliated entities,
                                       including various registered and
                                       unregistered funds

Gerald Murphy              Indefinite  Interim Chief Financial Officer of     n/a        n/a
Age:  44                   term;       the Trust, NMIT and NSAT since Sept.
Treasurer and Interim      Treasurer   2003; Interim Chief Financial
Chief Financial Officer    since 2003  Officer of N2003, N2004, BTM and
                                       Hatteras since Sept. 2003; Treasurer
                                       of the Trust, NMIT and NSAT since
                                       Jan. 2003; Treasurer of N2003, N2004,
                                       BTM and Hatteras since 1999;
                                       Senior Vice President, BACAP (or its
                                       predecessors) since 1998; Vice
                                       President, Citibank 1997-December
                                       1998. Mr. Murphy also serves as a
                                       Senior Officer for other Bank of
                                       America-affiliated entities,
                                       including various registered and
                                       unregistered funds.

Robert B. Carroll          Indefinite  Secretary of the Trust, NMIT and       n/a        n/a
Age:  44                   term;       NSAT since Jan. 2003; Secretary of
Secretary and Chief        Secretary   N2003, N2004, BTM and Hatteras since
Legal Officer              since 2003  1997; Chief Legal Officer of each of
                                       the above entities since August 2003;
                                       Associate General Counsel, Bank of
                                       America Corporation since 1999;
                                       Assistant General Counsel, Bank of
                                       America

                           TERM OF                                            NUMBER
                           OFFICE AND                                         OF FUNDS
NAME AND AGE               LENGTH OF                                          IN FUND
POSITION HELD WITH THE     TIME        PRINCIPAL OCCUPATION(S) DURING         COMPLEX    OTHER DIRECTORSHIPS HELD BY
TRUST                      SERVED      THE PAST FIVE YEARS                    OVERSEEN   TRUSTEE


                                       Corporation 1996-1999. Mr. Carroll
                                       also serves as a Senior Officer for
                                       other Bank of America-affiliated
                                       entities, including various
                                       registered and unregistered funds.

----------------

    (1) Basis of Interestedness. Mr. Benson's step-son is an employee of Bank of America, the parent of BACAP. As of April 6, 2004, the Board determined Mr. Benson was no longer a non-independent Trustee.
         Mr. Sommers owns securities of Bank of America Corporation, the parent holding company of BACAP. Mr. Word is affiliated with a law firm which provides services to Bank of America and certain of its affiliates.

     * As of June 1, 2004, Mr. Bedard has resigned as Interim Chief Executive Officer and Interim President. It is anticipated that the Board will appoint a successor shortly.

ITEM 2.  CODE OF ETHICS.

         (a) As of the end of the period covered by this report, the registrant has adopted a code of ethics, as defined in Item 2 of Form N-CSR, that applies to its principal executive officer, principal financial officer, principal accounting officer or controller, or persons performing similar functions.

         (b) Not applicable.

         (c) The registrant has not amended its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (d) The Registrant has not granted a waiver or an implicit waiver from a provision of its code of ethics during the period covered by the shareholder report presented in Item 1 hereto.

         (e) Not applicable.

         (f) The registrant's code of ethics is attached as an exhibit hereto.

ITEM 3.  AUDIT COMMITTEE FINANCIAL EXPERT.

         The registrant's Board of Trustees has determined that Dr. Thomas F. Keller qualifies as an audit committee financial expert, as defined in
         Item 3 of Form N-CSR. Dr. Keller is considered independent for purposes of Item 3 of Form N-CSR. He is an "independent" trustee (i.e., he is not an interested person of the registrant as defined in the Investment Company Act of 1940, nor has he accepted directly or indirectly any consulting, advisory or other compensatory fee from the registrant, other than in his capacity as a Trustee).

ITEM 4.  PRINCIPAL ACCOUNTANT FEES AND SERVICES.

(a) The aggregate fees billed for each of the last two fiscal years for professional services rendered by the principal accountant for the audit of the registrant's annual financial statements or services that are normally provided by the accountant in connection with statutory and regulatory filings or engagements for those fiscal years are $217,349 for 2003 and $210,273 for 2004.

(b) The aggregate fees billed in each of the last two fiscal years for assurance and related services by the principal accountant that are reasonably related to the performance of the audit of the registrant's financial statements and are not reported under paragraph (a) of this Item are $0 for 2003 and $0 for 2004.

(c) The aggregate fees billed in each of the last two fiscal years for professional services rendered by the principal accountant for tax compliance, tax advice, and tax planning are $44,727 for 2003 and $47,297 for 2004.

(d) The aggregate fees billed in each of the last two fiscal years for products and services provided by the principal accountant, other than the services reported in paragraphs (a) through (c) of this Item are $10,000 for 2003 and $5,000 for 2004.

         In 2003 the independent accountant presented continuing education classes at a cost of $10,000.

         In 2004 the independent accountant presented continuing education classes at a cost of $5,000.


(e)(1) Disclose the audit committee's pre-approval policies and procedures described in paragraph (c)(7) of Rule 2-01 of Regulation S-X.


                           BACAP/NATIONS FUNDS POLICY
                  FOR APPROVAL OF AUDIT AND NON-AUDIT SERVICES


Under the new Sarbanes-Oxley rules, the Audit Committee is required to pre-approve all audit and non-audit services rendered by PWC to the Funds, and those non-audit services relating directly to the Funds' operations and financial reporting that are rendered by PWC to BACAP and those of its affiliates that provide ongoing services to the Fund.

Annual Pre-approval of audit and non-audit services

We would ask that the Audit Committee continue to pre-approve the following at the November board meeting:

o    amounts for the annual audit services.

o    amounts related to the annual tax services.

o separate amounts for "agreed upon procedures" and consultative type of work. More specifically, this would include agreed upon procedures relating to the funds' accounting records and/or tax compliance in connections with mergers, in-kind contributions or redemptions and other fund reorganizations, up to a maximum $50,000 per annum.

o Separate amounts for tax consultations, research and discussions relating to proposed new registered funds and existing funds. This includes advice regarding the tax consequences of proposed or actual fund transactions, tax reporting issues and assistance in responding to inquiries from tax authorities. Management is requesting pre-approval for engagements that are less than $10,000 individually and $50,000 in the aggregate.

o Consultations, research and discussion regarding accounting and auditing issues relating to new or existing Funds. Pre-approved for engagements that are less than $10,000 individually and $25,000 in the aggregate.

o    Continuing education seminars for BACAP personnel.

Management will review with the Audit Committee at each November Board meeting these requested approvals. At this meeting Management would review the scope and fees related to the audit and tax services and also review the requests for pre-approval for "agreed upon procedures" and other consultative work.

Approval of additional non-audit services

To the extent that management would want PWC to do additional work above and beyond the pre-approved amounts, we would suggest the following:

To the extent that management seeks approval of such services at a regularly scheduled board meeting, the following will apply:

     o The matter will be covered under an agenda item in the Audit Committee agenda. Management will review with the Audit Committee the dollar amount and the business reasons for the needed work. The appropriate representatives from PWC will be present as needed by the Audit Committee.

To the extent that management is requesting approval between Board meetings, the following will apply:

     o If the request is for less than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include:

          >   The requested dollar amount.

          >   A detailed description of the work to be done.

          >   The business reasons for the needed work.

     o The Chairman will have the authority to approve or disapprove these non-audit fees. If the Chairman is unavailable to serve in this capacity, the Audit Committee has authorized an alternative member of the Audit Committee to approve or disapprove said fees. The Chairman also has the discretion to call a telephonic Audit Committee meeting if it is believed that the service raises issues where it is believed that the entire committee should discuss prior to approval.

          o To the extent that the Chairman approves such request, management and the Audit Committee Chairman / management will present to the full Board at the next regularly scheduled Board meeting.

          o If the request is for more than $50,000, then Management will call the Chairman of the Audit Committee and inform the Chairman as to the details regarding the request. This information would include the requested dollar amount as well as a detailed description of the work to be done and the business reasons for the needed work. Management will then arrange for a telephonic Audit Committee meeting to discuss the request in more detail and to request the approval of the fees by the Audit Committee.

(e)(2) No services described in paragraphs (b)-(d) above were approved by the registrant's Audit Committee pursuant to the "de minimis exception" set forth in Rule 2-01 (c)(7)(i)(C) of Regulation S-X.

(f) The percentage of hours expended on the principal accountant's engagement to audit the registrant's financial statements for the most recent fiscal year that were attributed to work performed by persons other than the principal accountant's full-time, permanent employees was zero percent (0%).

(g) The aggregate non-audit fees billed by the registrant's accountant for services rendered to the registrant, and rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the adviser that provides ongoing services to the registrant for each of the last two fiscal years of the registrant was $0 (except for fees on tax services as disclosed above) and $18.1 million, respectively, for year ended March 31, 2003 and $0 (except for fees on tax services as disclosed above) and $14.7 million, respectively, for year ended March 31, 2004.

(h) The registrant's Audit Committee has considered whether the provision of non-audit services that were rendered to the registrant's investment adviser (not including any sub-adviser whose role is primarily portfolio management and is subcontracted with or overseen by another investment adviser), and any entity controlling, controlled by, or under common control with the investment adviser that provides ongoing services to the registrant that were not pre-approved pursuant to
         (c)(7)(ii) or Rule 2-01 of Regulation S-X is compatible with maintaining the independence of the registrant's principal accountant.

ITEM 5.  AUDIT COMMITTEE OF LISTED REGISTRANTS

         Not Applicable.

ITEM 6.  SCHEDULE OF INVESTMENTS

         Not Applicable.

ITEM 7. DISCLOSURE OF PROXY VOTING POLICIES AND PROCEDURES FOR CLOSED-END MANAGEMENT INVESTMENT COMPANIES.

         Not Applicable.

ITEM 8. PURCHASES OF EQUITY SECURITIES BY CLOSED-END MANAGEMENT INVESTMENT COMPANY AND AFFILIATED PURCHASERS

         Not applicable

ITEM 9.  SUBMISSION OF MATTERS TO A VOTE OF SECURITY HOLDERS

         The following material changes have been made to the procedures by which shareholders may recommend nominees to the registrant's Board of Trustees.

         The registrant does not presently hold annual meetings of shareholders for the election of Trustees and other business unless otherwise required by the Investment Company Act of 1940. However, the Board of Trustees' Governance Committee will consider Trustee candidates submitted by shareholders or from other sources as it deems appropriate. Any recommendation should be submitted to Nations Funds, c/o Secretary, at the principal address shown on its most current registration statement. Any submission should include at a minimum the following information: as to each individual proposed for election as a Trustee, the name, age, business address, residence address and principal occupation or employment of such individual, the class, series and number of shares of stock of any Nations Fund that are beneficially owned by such individual, the date such shares were acquired and the investment intent of such acquisition, whether such stockholder believes such individual would or would not qualify as an Independent Trustee, and information regarding such individual that is sufficient, in the discretion of the Governance Committee, to make such determination, and all other information relating to such individual that is required to be disclosed in solicitation of proxies for election of Trustees in an election contest (even if an election contest is not involved) or is otherwise required, in each case pursuant to Regulation 14A (or any successor provision) under the Securities Exchange Act of 1934, and the rules thereunder (including such individual's written consent to being named in the proxy statement as a nominee and to serving as a Trustee (if elected)).

         Shareholder submissions will be considered for inclusion in the proxy statement only if submitted by a date not earlier than the 365th calendar day before, and not later than the 60th calendar day before, the date on which the Board has set a meeting date for the shareholder meeting at which the election of Trustees is to be considered. Because the registrant does not hold regular shareholder meetings, no anticipated date of the next meeting can be provided. The submission of a proposal does not guarantee its inclusion in a proxy statement and is subject to the limitations of the federal securities laws.


ITEM 10. CONTROLS AND PROCEDURES.

         (a) The registrant's principal executive and principal financial officers, or persons performing similar functions, have concluded that the registrant's disclosure controls and procedures (as defined in Rule 30a-3(c) under the Investment Company Act of 1940, as amended (the "1940 Act") (17 CFR 270.30a-3(c))) are effective, as of a date within 90 days of the filing date of the report that includes the disclosure required by this paragraph, based on their evaluation of these controls and procedures required by Rule 30a-3(b) under the 1940 Act (17 CFR 270.30a-3(b)) and Rules 13a-15(b) or
                  15d-15(b) under the Exchange Act (17 CFR 240.13a-15(b) or 240.15d-15(b)).

         (b) There were no changes in the registrant's internal control over financial reporting (as defined in Rule 30a-3(d) under the 1940 Act (17 CFR 270.30a-3(d)) that occurred during the registrant's last fiscal half-year (the registrant's second fiscal half-year in the case of an annual report) that has materially affected, or is reasonably likely to materially affect, the registrant's internal control over financial reporting.



ITEM 11.  EXHIBITS.

          EX-99.CODE ETH

          EX-99.CERT
               A separate certification for each principal executive and principal financial officer of the registrant as required by Rule 30a-2(a) under the 1940 Act are attached hereto.

          EX-99.906CERT
               Certifications pursuant to Section 906 of the Sarbanes-Oxley Act of 2002 are attached hereto.

                                   SIGNATURES


Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, the registrant has duly caused this report to be signed on its behalf by the undersigned, thereunto duly authorized.

(Registrant)  Nations Master Investment Trust
            ---------------------------------------------------
By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  May 28, 2004

Pursuant to the requirements of the Securities Exchange Act of 1934 and the Investment Company Act of 1940, this report has been signed below by the following persons on behalf of the registrant and in the capacities and on the dates indicated.

By:  /s/ Edward D. Bedard
     Edward D. Bedard
     President

Date:  May 28, 2004

By:  /s/ Gerald Murphy
     Gerald Murphy
     Chief Financial Officer

Date:  May 28, 2004

* Print the name and title of each signing officer under his or her signature.